Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	JPMORGAN CHASE & CO
Entity Central Index Key	0000019617
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well Known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 144,824,681,723
Entity Common Stock Shares Outstanding		3,983,509,889

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Revenue
Investment banking fees	$ 6,190		$ 7,087		$ 5,526
Principal transactions	10,894		9,796		(10,699)
Lending-and deposit-related fees	6,340		7,045		5,088
Asset management, administration and commissions	13,499		12,540		13,943
Securities gains	2,965	[1]	1,110	[1]	1,560	[1]
Mortgage fees and related income	3,870		3,678		3,467
Credit card income	5,891		7,110		7,419
Other income	2,044		916		2,169
Noninterest revenue	51,693		49,282		28,473
Interest income	63,782		66,350		73,018
Interest expense	12,781		15,198		34,239
Net interest income	51,001		51,152		38,779
Total net revenue	102,694		100,434		67,252
Provision for credit losses	16,639		32,015		20,979
Noninterest expense
Compensation expense	28,124		26,928		22,746
Occupancy expense	3,681		3,666		3,038
Technology, communications and equipment expense	4,684		4,624		4,315
Professional and outside services	6,767		6,232		6,053
Marketing	2,446		1,777		1,913
Other expense	14,558		7,594		3,740
Amortization of intangibles	936		1,050		1,263
Merger costs	0		481		432
Total noninterest expense	61,196		52,352		43,500
Income before income tax expense/(benefit) and extraordinary gain	24,859		16,067		2,773
Income tax expense/(benefit)	7,489		4,415		(926)
Income before extraordinary gain	17,370		11,652		3,699
Extraordinary gain	0		76		1,906
Net income	17,370		11,728		5,605
Net income applicable to common stockholders	$ 15,764		$ 8,774		$ 4,742
Per common share data - Basic earings per share
Income before extraordinary gain	$ 3.98		$ 2.25		$ 0.81
Net income	$ 3.98		$ 2.27		$ 1.35
Per common share data - Diluted earings per share
Income before extraordinary gain	$ 3.96		$ 2.24		$ 0.81
Net income	$ 3.96		$ 2.26		$ 1.35
Weighted-average basic shares	3,956.3		3,862.8		3,501.1
Weighted-average diluted shares	3,976.9		3,879.7		3,521.8
Cash dividends declared per common share	$ 0.2		$ 0.2		$ 1.52

[1]	The following other-than-temporary impairment losses are included in securities gains for the periods presented.

Consolidated Statements of Income (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Income [Abstract]
Total - other - than temporary impairment losses	$ (94)	$ (946)
Losses recorded in/(reclassified from) other comprehensive income	(6)	368
Total credit losses recognized in income	$ (100)	$ (578)

Consolidated Balance Sheets (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Assets
Cash and due from banks	$ 27,567,000,000		$ 26,206,000,000
Deposits with banks	21,673,000,000		63,230,000,000
Federal funds sold and securities purchased under resale agreements (included $20,299 and $20,536 at fair value)	222,554,000,000		195,404,000,000
Securities borrowed (included $13,961 and $7,032 at fair value)	123,587,000,000		119,630,000,000
Trading assets (included assets pledged of $73,056 and $38,315)	489,892,000,000		411,128,000,000
Securities (included $316,318 and $360,365 at fair value and assets pledged of $86,891 and $140,631)	316,336,000,000		360,390,000,000
Loans (included $1,976 and $1,364 at fair value)	692,927,000,000		633,458,000,000
Allowance for loan losses	(32,266,000,000)		(31,602,000,000)
Loans, net of allowance for loan losses	660,661,000,000		601,856,000,000
Accrued interest and accounts receivable (included zero and $5,012 at fair value)	70,147,000,000		67,427,000,000
Premises and equipment	13,355,000,000		11,118,000,000
Goodwill	48,854,000,000		48,357,000,000
Mortgage servicing rights	13,649,000,000		15,531,000,000
Other intangible assets	4,039,000,000		4,621,000,000
Other assets (included $18,201 and $19,165 at fair value and assets pledged of $1,485 and $1,762)	105,291,000,000		107,091,000,000
Total assets	2,117,605,000,000	[1]	2,119,673,000,000
Liabilities
Deposits (included $4,369 and $4,455 at fair value)	930,369,000,000		938,367,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4,060 and $3,396 at fair value)	276,644,000,000		261,413,000,000
Commercial paper	35,363,000,000		41,794,000,000
Other borrowed funds (included $9,931 and $5,637 at fair value)	57,309,000,000		55,740,000,000
Trading liabilities	146,166,000,000		125,071,000,000
Accounts payable and other liabilities (included the allowance for lending-related commitments of $717 and $939 and $236 and $357 at fair value)	170,330,000,000		162,696,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	77,649,000,000		15,225,000,000
Long-term debt (included $38,839 and $48,972 at fair value)	247,669,000,000		266,318,000,000
Total liabilities	1,941,499,000,000	[1]	1,958,828,000,000
Commitments and contingencies (see Note 31 on pages 280-281 of this Annual Report)
Stockholders' equity
Preferred stock ( $1 par value; authorized 200,000,000 shares; issued 780,000 and 2,538,107 shares)	7,800,000,000		8,152,000,000
Common stock ( $1 par value; authorized 9,000,000,000 shares; issued 4,104,933,895 shares and 4,104,933,895)	4,105,000,000		4,105,000,000
Capital surplus	97,415,000,000		97,982,000,000
Retained earnings	73,998,000,000		62,481,000,000
Accumulated other comprehensive income/(loss)	1,001,000,000		(91,000,000)
Shares held in RSU Trust, at cost (1,192,712 shares and 1,526,944 shares)	(53,000,000)		(68,000,000)
Treasury stock, at cost (194,639,785 shares and 162,974,783 shares)	(8,160,000,000)		(7,196,000,000)
Total stockholders' equity	176,106,000,000		160,845,000,000
Total liabilities and stockholders' equity	2,117,605,000,000
Limited program-wide credit enhancement	2,000,000,000		2,400,000,000
Variable Interest Entity, Primary Beneficiary [Member]
Assets
Trading assets (included assets pledged of $73,056 and $38,315)	9,837,000,000		6,347,000,000
Loans (included $1,976 and $1,364 at fair value)	95,587,000,000		13,004,000,000
Other assets (included $18,201 and $19,165 at fair value and assets pledged of $1,485 and $1,762)	3,494,000,000		5,043,000,000
Total assets	108,918,000,000		24,394,000,000
Liabilities
Accounts payable and other liabilities (included the allowance for lending-related commitments of $717 and $939 and $236 and $357 at fair value)	1,922,000,000		2,197,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	77,649,000,000		15,225,000,000
Total liabilities	79,571,000,000		17,422,000,000
Scenario Previously Reported [Member]
Assets
Total assets			2,031,989,000,000	[1]
Liabilities
Total liabilities			1,866,624,000,000	[1]
Stockholders' equity
Total stockholders' equity			165,365,000,000
Total liabilities and stockholders' equity			$ 2,031,989,000,000

[1]	The following table presents information on assets and liabilities related to VIEs that are consolidated by the Firm at December 31, 2010, and 2009. The difference between total VIE assets and liabilities represents the Firm's interests in those entities, which were eliminated in consolidation.

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Assets
Federal funds sold and securities purchased under resale agreements (included $20,299 and $20,536 at fair value)	$ 222,554	$ 195,404
Securities borrowed (included $13,961 and $7,032 at fair value)	123,587	119,630
Securities (included $316,318 and $360,365 at fair value and assets pledged of $86,891 and $140,631)	316,336	360,390
Loans (included $1,976 and $1,364 at fair value)	692,927	633,458
Accrued interest and accounts receivable (included zero and $5,012 at fair value)	70,147	67,427
Other assets	105,291	107,091
Liabilities
Deposits (included $4,369 and $4,455 at fair value)	930,369	938,367
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4,060 and $3,396 at fair value)	276,644	261,413
Other borrowed funds (included $9,931 and $5,637 at fair value)	57,309	55,740
Accounts payable and other liabilities at fair value	170,330	162,696
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	77,649	15,225
Long-term debt, at fair value	247,669	266,318
Stockholders' equity
Preferred stock, par value (actual number)	$ 1	$ 1
Preferred stock, shares authorized (actual number)	200,000,000	200,000,000
Preferred stock, shares issued (actual number)	780,000	2,538,107
Common stock, par value (actual number)	$ 1	$ 1
Common stock, shares authorized (actual number)	9,000,000,000	9,000,000,000
Common stock, shares issued (actual number)	4,104,933,895	4,104,933,895
Shares held in RSU Trust, shares (actual number)	1,192,712	1,526,944
Treasury stock, shares (actual number)	194,639,785	162,974,783
Variable Interest Entity, Primary Beneficiary [Member]
Assets
Loans (included $1,976 and $1,364 at fair value)	95,587	13,004
Other assets	3,494	5,043
Liabilities
Accounts payable and other liabilities at fair value	1,922	2,197
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	77,649	15,225
Fair value [Member]
Assets
Federal funds sold and securities purchased under resale agreements (included $20,299 and $20,536 at fair value)	20,299	20,536
Securities borrowed (included $13,961 and $7,032 at fair value)	13,961	7,032
Loans (included $1,976 and $1,364 at fair value)	1,976	1,364
Accrued interest and accounts receivable (included zero and $5,012 at fair value)	0	5,012
Other assets	18,201	19,165
Liabilities
Deposits (included $4,369 and $4,455 at fair value)	4,369	4,455
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4,060 and $3,396 at fair value)	4,060	3,396
Other borrowed funds (included $9,931 and $5,637 at fair value)	9,931	5,637
Allowance for lending-related commitments	717	939
Accounts payable and other liabilities at fair value	236	357
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	1,495	1,410
Long-term debt, at fair value	38,839	48,972
Fair value [Member] | Trading assets [Member]
Assets
Securities (included $316,318 and $360,365 at fair value and assets pledged of $86,891 and $140,631)	316,318	360,365
Trading assets [Member]
Assets
Assets pledged	73,056	38,315
Securities [Member]
Assets
Assets pledged	86,891	140,631
Other assets [Member]
Assets
Assets pledged	$ 1,485	$ 1,762

Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income (USD $) In Millions	Total	Preferred stock [Member]	Shares held in RSU Trust	Common stock [Member]	Capital surplus	Retained earnings	Accumulated other comprehensive income/(loss)	Treasury stock, at cost
Begining balance at Dec. 31, 2007				$ 3,658	$ 78,597	$ 54,715	$ (917)	$ (12,832)
Issuance of stock		31,550		284	11,201
Issuance of preferred stock - conversion of the Bear Stearns preferred stock		352
Accretion of preferred stock discount on issuance to the U.S. Treasury		37
Warrant issued to U.S. Treasury in connection with issuance of preferred stock					1,250
Preferred stock issue cost					(54)
Shares issued and commitments to issue common stock for employee stock-based compensation awards, and related tax effects					859
Net income	5,605					5,605
Dividend declared - Preferred stock						(674)
Common stock ( $0.20, $0.20 and $1.52 per share for 2010, 2009 and 2008, respectively)						(5,633)
Net change from the Bear Stearns merger as a result of the reissuance of treasury stock and the Share Exchange agreement								1,150
Resulting from the Bear Stearns merger			(269)
Reissuance from RSU Trust			52
Reissuance from treasury stock								2,454
Reissuance from treasury stock and the Share Exchange agreement					48
Employee stock awards					242
Share repurchases related to employee stock-based compensation awards								(21)
Other comprehensive income/(loss)	(4,770)						(4,770)
Comprehensive income	835
Ending balance at Dec. 31, 2008	166,884	31,939	(217)	3,942	92,143	54,013	(5,687)	(9,249)
Issuance of stock				163	5,593
Accretion of preferred stock discount on issuance to the U.S. Treasury		1,213
Redemption of preferred stock issued to the U.S. Treasury		(25,000)
Shares issued and commitments to issue common stock for employee stock-based compensation awards, and related tax effects					474
Other					(228)
Net income	11,728					11,728
Dividend declared - Preferred stock						(1,328)
Dividend declared - Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury	(1,112)					(1,112)
Common stock ( $0.20, $0.20 and $1.52 per share for 2010, 2009 and 2008, respectively)						(820)
Reissuance from RSU Trust			149
Reissuance from treasury stock								2,079
Share repurchases related to employee stock-based compensation awards								(26)
Other comprehensive income/(loss)	5,596						5,596
Comprehensive income	17,324
Ending balance at Dec. 31, 2009	165,365	8,152	(68)	4,105	97,982	62,481	(91)	(7,196)
Redemption of other preferred stock		(352)
Shares issued and commitments to issue common stock for employee stock-based compensation awards, and related tax effects					706
Other					(1,273)
Cumulative effect of changes in accounting principles						(4,376)	(144)
Net income	17,370					17,370
Dividend declared - Preferred stock						(642)
Common stock ( $0.20, $0.20 and $1.52 per share for 2010, 2009 and 2008, respectively)						(835)
Reissuance from RSU Trust			15
Purchase of treasury stock								(2,999)
Reissuance from treasury stock								2,040
Share repurchases related to employee stock-based compensation awards								(5)
Other comprehensive income/(loss)	1,236						1,236
Comprehensive income	18,606
Ending balance at Dec. 31, 2010	$ 176,106	$ 7,800	$ (53)	$ 4,105	$ 97,415	$ 73,998	$ 1,001	$ (8,160)

Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income (Parenthetical) (Retained earnings, USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Retained earnings
Dividends declared:
Common stock, dividends, per share in each period	$ 0.2	$ 0.2	$ 1.52

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net income	$ 17,370	$ 11,728	$ 5,605
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Provision for credit losses	16,639	32,015	20,979
Depreciation and amortization	4,029	3,308	3,265
Amortization of intangibles	936	1,050	1,263
Deferred tax benefit	(968)	(3,622)	(2,637)
Investment securities gains	(2,965)	(1,110)	(1,560)
Proceeds on sale of investment			(1,540)
Stock-based compensation	3,251	3,355	2,637
Originations and purchases of loans held-for-sale	(37,085)	(22,417)	(34,902)
Proceeds from sales, securitizations and paydowns of loans held-for-sale	40,155	33,902	38,036
Net change in trading assets	(72,082)	133,488	(12,787)
Net change in securities borrowed	(3,926)	4,452	15,408
Net change in accrued interest and accounts receivable	443	(6,312)	10,221
Net change in other assets	(12,452)	32,557	(32,919)
Net change in trading liabilities	19,344	(79,314)	24,061
Net change in accounts payable and other liabilities	17,325	(26,450)	1,012
Other operating adjustments	6,234	6,167	(12,212)
Net cash (used in)/provided by operating activities	(3,752)	122,797	23,930
Investing activities
Net change in deposits with banks	41,625	74,829	(118,929)
Net change in federal funds sold and securities purchased under resale agreements	(26,957)	7,082	(44,597)
Held-to-maturity securities:
Proceeds	7	9	10
Available-for-sale securities:
Proceeds from maturities	92,740	87,712	44,414
Proceeds from sales	118,600	114,041	96,806
Purchases	(179,487)	(346,372)	(248,599)
Proceeds from sales and securitizations of loans held-for-investment	8,853	30,434	27,531
Other changes in loans, net	3,645	51,251	(59,123)
Net cash (used)/received in business acquisitions or dispositions	(4,910)	(97)	2,128
Proceeds from assets sale to the FRBNY			28,850
Net maturities (purchases) of asset-backed commercial paper guaranteed by the FRBB		11,228	(11,228)
All other investing activities, net	(114)	(762)	(934)
Net cash provided by/(used in) investing activities	54,002	29,355	(283,671)
Financing activities
Net change in deposits	(9,637)	(107,700)	177,331
Net change in federal funds purchased and securities loaned or sold under repurchase agreements	15,202	67,785	15,250
Net change in commercial paper and other borrowed funds	(6,869)	(67,198)	9,219
Net change in beneficial interests issued by consolidated variable interest entities	2,426	(4,076)	(55)
Proceeds from long-term borrowings and trust preferred capital debt securities	55,181	51,324	72,407
Payments of long-term borrowings and trust preferred capital debt securities	(99,043)	(68,441)	(65,344)
Excess tax benefits related to stock-based compensation	26	17	148
Proceeds from issuance of preferred stock and Warrant to the U.S. Treasury			25,000
Proceeds from issuance of other preferred stock			7,746
Redemption of preferred stock issued to the U.S. Treasury		(25,000)
Redemption of other preferred stock	(352)
Proceeds from issuance of common stock		5,756	11,500
Treasury stock purchased	(2,999)
Dividends paid	(1,486)	(3,422)	(5,911)
All other financing activities, net	(1,666)	(2,124)	(292)
Net cash (used in)/provided by financing activities	(49,217)	(153,079)	246,999
Effect of exchange rate changes on cash and due from banks	328	238	(507)
Net increase/(decrease) in cash and due from banks	1,361	(689)	(13,249)
Cash and due from banks at the beginning of the year	26,206	26,895	40,144
Cash and due from banks at the end of the year	27,567	26,206	26,895
Cash interest paid	12,404	16,875	37,267
Cash income taxes paid, net	$ 9,747	$ 5,434	$ 2,280

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Billions, except Share data in Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008
Consolidated Statements of Cash Flows [Abstract]
Noncash assets related to the consolidation of VIEs	$ 87.7
Noncash liabilities related to the consolidation of VIEs	92.2
Noncash assets acquired in the merger with Bear Stearns		288.2
Liabilities assumed in the merger with Bear Stearns		287.7
Approximate number of shares of common stock issued in connection with the merger with Bear Stearns		26
Value of common stock issued in connection with Bear Stearns Merger		1.2
Noncash assets acquired in the Washington Mutual transaction		260.3
Liabilities assumed in the Washington Mutual transaction		$ 260.1

Basis of Presentation	12 Months Ended
Dec. 31, 2010
Basis of Presentation [Abstract]
Basis of Presentation
Note 1 – Basis of presentation
JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”), a financial holding company incorporated under Delaware law in 1968, is a leading global financial services firm and one of the largest banking institutions in the United States of America (“U.S.”), with operations worldwide. The Firm is a leader in investment banking, financial services for consumers, small business and commercial banking, financial transaction processing, asset management and private equity. For a discussion of the Firm’s business segment information, see Note 34 on pages 290–293 of this Annual Report.
The accounting and financial reporting policies of JPMorgan Chase and its subsidiaries conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Additionally, where applicable, the policies conform to the accounting and reporting guidelines prescribed by bank regulatory authorities.
Certain amounts in prior periods have been reclassified to conform to the current presentation.
Consolidation
The Consolidated Financial Statements include the accounts of JPMorgan Chase and other entities in which the Firm has a controlling financial interest. All material intercompany balances and transactions have been eliminated. The Firm determines whether it has a controlling financial interest in an entity by first evaluating whether the entity is a voting interest entity or a variable interest entity (“VIE”).
Voting Interest Entities
Voting interest entities are entities that have sufficient equity and provide the equity investors voting rights that enable them to make significant decisions relating to the entity’s operations. For these types of entities, the Firm’s determination of whether it has a controlling interest is primarily based on the amount of voting equity interests held. Entities in which the Firm has a controlling financial interest, through ownership of the majority of the entities’ voting equity interests, or through other contractual rights that give the Firm control, are consolidated by the Firm.
Investments in companies in which the Firm has significant influence over operating and financing decisions (but does not own a majority of the voting equity interests) are accounted for (i) in accordance with the equity method of accounting (which requires the Firm to recognize its proportionate share of the entity’s net earnings), or (ii) at fair value if the fair value option was elected at the inception of the Firm’s investment. These investments are generally included in other assets, with income or loss included in other income.
The Firm-sponsored asset management funds are generally structured as limited partnerships or limited liability companies, which are typically considered voting interest entities. For the significant majority of these entities, the Firm is the general partner or managing member, but the non-affiliated partners or members have the ability to remove the Firm as the general partner or managing member without cause (i.e., kick-out rights), based on a simple majority vote, or the non-affiliated partners or members have rights to participate in important decisions. Accordingly, the Firm does not consolidate these funds. In the limited cases where the non-affiliated partners or members do not have substantive kick-out or participating rights, the Firm consolidates the funds.
The Firm’s investment companies make investments in both public and private entities, including investments in buyouts, growth equity and venture opportunities. These investments are accounted for under investment company guidelines and accordingly, irrespective of the percentage of equity ownership interests held, are carried on the Consolidated Balance Sheets at fair value, and are recorded in other assets.
Variable Interest Entities
VIEs are entities that, by design, either (1) lack sufficient equity to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) have equity investors that do not have the ability to make significant decisions relating to the entity’s operations through voting rights, or do not have the obligation to absorb the expected losses, or do not have the right to receive the residual returns of the entity.
The most common type of VIE is a special purpose entity (“SPE”). SPEs are commonly used in securitization transactions in order to isolate certain assets and distribute the cash flows from those assets to investors. SPEs are an important part of the financial markets, including the mortgage- and asset-backed securities and commercial paper markets, as they provide market liquidity by facilitating investors’ access to specific portfolios of assets and risks. SPEs may be organized as trusts, partnerships or corporations and are typically established for a single, discrete purpose. SPEs are not typically operating entities and usually have a limited life and no employees. The basic SPE structure involves a company selling assets to the SPE; the SPE funds the purchase of those assets by issuing securities to investors. The legal documents that govern the transaction specify how the cash earned on the assets must be allocated to the SPE’s investors and other parties that have rights to those cash flows. SPEs are generally structured to insulate investors from claims on the SPE’s assets by creditors of other entities, including the creditors of the seller of the assets.
On January 1, 2010, the Firm implemented new consolidation accounting guidance related to VIEs. The new guidance eliminates the concept of qualified special purpose entities (“QSPEs”) that were previously exempt from consolidation, and introduces a new framework for consolidation of VIEs. The primary beneficiary of a VIE is required to consolidate the assets and liabilities of the VIE. Under the new guidance, the primary beneficiary is the party that has both (1) the power to direct the activities of an entity that most significantly impact the VIE’s economic performance; and (2) through its interests in the VIE, the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.
To assess whether the Firm has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, the Firm considers all the facts and circumstances, including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes, first, identifying the activities that most significantly impact the VIE’s economic performance; and second, identifying which party, if any, has power over those activities. In general, the parties that make the most significant decisions affecting the VIE (such as asset managers, collateral managers, servicers, or owners of call options or liquidation rights over the VIE’s assets) or have the right to unilaterally remove those decision-makers are deemed to have the power to direct the activities of a VIE.

To assess whether the Firm has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Firm considers all of its economic interests, including debt and equity investments, servicing fees, and derivative or other arrangements deemed to be variable interests in the VIE. This assessment requires that the Firm apply judgment in determining whether these interests, in the aggregate, are considered potentially significant to the VIE. Factors considered in assessing significance include: the design of the VIE, including its capitalization structure; subordination of interests; payment priority; relative share of interests held across various classes within the VIE’s capital structure; and the reasons why the interests are held by the Firm.
The Firm performs on-going reassessments of: (1) whether entities previously evaluated under the majority voting-interest framework have become VIEs, based on certain events, and therefore subject to the VIE consolidation framework; and (2) whether changes in the facts and circumstances regarding the Firm’s involvement with a VIE cause the Firm’s consolidation conclusion to change.
For further details regarding the Firm’s application of the accounting guidance effective January 1, 2010, see Note 16 on pages 244–259 of this Annual Report.
The Financial Accounting Standards Board (“FASB”) issued an amendment which deferred the requirements of the accounting guidance for certain investment funds, including mutual funds, private equity funds and hedge funds. For the funds to which the deferral applies, the Firm continues to apply other existing authoritative guidance to determine whether such funds should be consolidated.
Assets held for clients in an agency or fiduciary capacity by the Firm are not assets of JPMorgan Chase and are not included in the Consolidated Balance Sheets.
For reporting periods prior to January 1, 2010, there were two different accounting frameworks applicable to SPEs: The qualifying special purpose entity (“QSPE”) framework and the VIE framework. The applicable framework depended on the nature of the entity and the Firm’s relation to that entity. The QSPE framework was applicable when an entity sold financial assets to an SPE meeting certain defined criteria that were designed to ensure that the activities of the entity were essentially predetermined at the inception of the vehicle and that the transferor of the financial assets could not exercise control over the entity and the assets therein. QSPEs were not consolidated by the transferor or other counterparties as long as they did not have the unilateral ability to liquidate or to cause the entity to no longer meet the QSPE criteria. The Firm’s securitizations of residential and commercial mortgages, credit card, automobile and student loans generally were evaluated using the QSPE framework. For further details, see Note 16 on pages 244–259 of this Annual Report.
Additionally, the other SPEs were evaluated using the VIE framework, which was based on a risk and reward approach, and required a variable interest holder (i.e., an investor or other counterparty to a VIE) to consolidate the VIE if that party absorbed a majority of the expected losses of the VIE, received the majority of the expected residual returns of the VIE, or both. In making the determination of whether the Firm should consolidate a VIE, the Firm evaluated the VIE’s design, capital structure and relationships among the variable interest holders. If the Firm could not identify the party that consolidates a VIE through a qualitative analysis, the Firm performed a quantitative analysis, which computed and allocated expected losses or residual returns to variable interest holders. The allocation of expected cash flows in this analysis was based on the relative rights and preferences of each variable interest holder in the VIE’s capital structure. The Firm reconsidered whether it was the primary beneficiary of a VIE only when certain defined events occurred.
Use of estimates in the preparation of consolidated financial statements
 The preparation of Consolidated Financial Statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expense, and disclosures of contingent assets and liabilities. Actual results could be different from these estimates.
Foreign currency translation
 JPMorgan Chase revalues assets, liabilities, revenue and expense denominated in non-U.S. currencies into U.S. dollars using applicable exchange rates.
Gains and losses relating to translating functional currency financial statements for U.S. reporting are included in other comprehensive income/(loss) within stockholders’ equity. Gains and losses relating to nonfunctional currency transactions, including non-U.S. operations where the functional currency is the U.S. dollar, are reported in the Consolidated Statements of Income.
Statements of cash flows
 For JPMorgan Chase’s Consolidated Statements of Cash Flows, cash is defined as those amounts included in cash and due from banks.
Significant accounting policies
 The following table identifies JPMorgan Chase’s other significant accounting policies and the Note and page where a detailed description of each policy can be found.

Business changes and developments	Note 2	Page 166
Fair value measurement	Note 3	Page 170
Fair value option	Note 4	Page 187
Derivative instruments	Note 6	Page 191
Noninterest revenue	Note 7	Page 199
Interest income and interest expense	Note 8	Page 200
Pension and other postretirement employee benefit plans	Note 9	Page 201
Employee stock-based incentives	Note 10	Page 210
Securities	Note 12	Page 214
Securities financing activities	Note 13	Page 219
Loans	Note 14	Page 220
Allowance for credit losses	Note 15	Page 239
Variable interest entities	Note 16	Page 244
Goodwill and other intangible assets	Note 17	Page 260
Premises and equipment	Note 18	Page 263
Long-term debt	Note 22	Page 265
Income taxes	Note 27	Page 271
Off–balance sheet lending-related financial instruments, guarantees and other commitments	Note 30	Page 275
Litigation	Note 32	Page 282

Business Changes and Developments	12 Months Ended
Dec. 31, 2010
Business Changes and Developments [Abstract]
Business Changes and Developments
Note 2 – Business changes and developments
Decrease in common stock dividend
 On February 23, 2009, the Board of Directors reduced the Firm’s quarterly common stock dividend from  $0.38 to  $0.05 per share, effective with the dividend paid on April 30, 2009, to shareholders of record on April 6, 2009.
Acquisition of the banking operations of Washington
Mutual Bank
 On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC for  $1.9 billion. The acquisition expanded JPMorgan Chase’s consumer branch network into several states, including California, Florida Washington, Georgia, Idaho, Nevada and Oregon and created the third largest branch network in the U.S. The acquisition also extended the reach of the Firm’s business banking, commercial banking, credit card, consumer lending and wealth management businesses.
The acquisition was accounted for under the purchase method of accounting, which requires that the assets and liabilities of Washington Mutual be initially reported at fair value.
In 2008, the  $1.9 billion purchase price was preliminarily allocated to the Washington Mutual assets acquired and liabilities assumed, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations that was in effect at the time of the acquisition, noncurrent nonfinancial assets acquired in the Washington Mutual transaction that were not held-for-sale, such as the premises and equipment and other intangibles, were written down against the negative goodwill. The negative goodwill that remained after writing down the nonfinancial assets was recognized as an extraordinary gain of  $1.9 billion at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was  $2.0 billion.
The final summary computation of the purchase price and the allocation of the final total purchase price of  $1.9 billion to the net assets acquired of Washington Mutual, based on their respective fair values as of September 25, 2008, and the resulting final negative goodwill of  $2.0 billion are presented below.

September 25, 2008 (in millions)

Purchase price
Purchase price		$1,938
Direct acquisition costs		3

Total purchase price		1,941
Net assets acquired:
Washington Mutual’s net assets before fair value adjustments	$39,186
Washington Mutual’s goodwill and other intangible assets	(7,566)

Subtotal	31,620

Adjustments to reflect assets acquired at fair value:
Securities	(16)
Trading assets	(591)
Loans	(30,998)
Allowance for loan losses	8,216
Premises and equipment	680
Accrued interest and accounts receivable	(243)
Other assets	4,010

Adjustments to reflect liabilities assumed at fair value:
Deposits	(686)
Other borrowed funds	68
Accounts payable, accrued expense and other liabilities	(1,124)
Long-term debt	1,063

Fair value of net assets acquired		11,999

Negative goodwill before allocation to nonfinancial assets		(10,058)
Negative goodwill allocated to nonfinancial assets(a)		8,076

Negative goodwill resulting from the acquisition(b)		$(1,982)

(a)	The acquisition was accounted for as a purchase business combination, which requires the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of an acquired business to be recorded at their respective fair values as of the effective date of the acquisition and consolidated with those of JPMorgan Chase. The fair value of the net assets of Washington Mutual’s banking operations exceeded the $1.9 billion purchase price, resulting in negative goodwill. Noncurrent, nonfinancial assets not held-for-sale, such as premises and equipment and other intangibles, were written down against the negative goodwill. The negative goodwill that remained after writing down transaction-related core deposit intangibles of approximately $4.9 billion and premises and equipment of approximately $3.2 billion was recognized as an extraordinary gain of $2.0 billion.

(b)	The extraordinary gain was recorded net of tax expense in Corporate/Private Equity.

Condensed statement of net assets acquired
 The following condensed statement of net assets acquired reflects the final value assigned to the Washington Mutual net assets as of September 25, 2008.

(in millions)	September 25, 2008

Assets
Cash and due from banks	$3,680
Deposits with banks	3,517
Federal funds sold and securities purchased under resale agreements	1,700
Trading assets	5,691
Securities	17,224
Loans (net of allowance for loan losses)	206,456
Accrued interest and accounts receivable	3,253
Mortgage servicing rights	5,874
All other assets	16,596

Total assets	$263,991

Liabilities
Deposits	$159,872
Federal funds purchased and securities loaned or sold under repurchase agreements	4,549
Other borrowed funds	81,636
Trading liabilities	585
Accounts payable, accrued expense and other liabilities	6,708
Long-term debt	6,718

Total liabilities	260,068

Washington Mutual net assets acquired	$3,923

Merger with The Bear Stearns Companies Inc.
 Effective May 30, 2008, BSC Merger Corporation, a wholly owned subsidiary of JPMorgan Chase, merged with The Bear Stearns Companies Inc. (“Bear Stearns”) pursuant to the Agreement and Plan of Merger, dated as of March 16, 2008, as amended March 24, 2008, and Bear Stearns became a wholly owned subsidiary of JPMorgan Chase. The merger provided the Firm with a leading global prime brokerage platform; strengthened the Firm’s equities and asset management businesses; enhanced capabilities in mortgage origination, securitization and servicing; and expanded the platform of the Firm’s energy business. The merger was accounted for under the purchase method of accounting, which requires that the assets and liabilities of Bear Stearns be fair valued. The final total purchase price to complete the merger was  $1.5 billion.
The merger with Bear Stearns was accomplished through a series of transactions that were reflected as step acquisitions. On April 8, 2008, pursuant to a share exchange agreement, JPMorgan Chase acquired 95 million newly issued shares of Bear Stearns common stock (or 39.5% of Bear Stearns common stock after giving effect to the issuance) for 20.7 million shares of JPMorgan Chase common stock. Further, between March 24, 2008, and May 12, 2008, JPMorgan Chase acquired approximately 24 million shares of Bear Stearns common stock in the open market at an average purchase price of  $12.37 per share. The share exchange and cash purchase transactions resulted in JPMorgan Chase owning approximately 49.4% of Bear Stearns common stock immediately prior to consummation of the merger. Finally, on May 30, 2008, JPMorgan Chase completed the merger. As a result of the merger, each outstanding share of Bear Stearns common stock (other than shares then held by JPMorgan Chase) was converted into the right to receive 0.21753 shares of common stock of JPMorgan Chase. Also, on May 30, 2008, the shares of common stock that JPMorgan Chase and Bear Stearns acquired from each other in the share exchange transaction were cancelled. From April 8, 2008, through May 30, 2008, JPMorgan Chase accounted for the investment in Bear Stearns under the equity method of accounting. During this period, JPMorgan Chase recorded reductions to its investment in Bear Stearns representing its share of Bear Stearns net losses, which was recorded in other income and accumulated other comprehensive income. The difference between the net assets acquired and the fair value of the net assets acquired (including goodwill), presented in the tables below, represent JPMorgan Chase’s net losses recorded under the equity method of accounting.
In conjunction with the Bear Stearns merger, in June 2008, the Federal Reserve Bank of New York (the “FRBNY”) took control, through a limited liability company (“LLC”) formed for this purpose, of a portfolio of  $30 billion in assets acquired from Bear Stearns, based on the value of the portfolio as of March 14, 2008. The assets of the LLC were funded by a  $28.85 billion term loan from the FRBNY, and a  $1.15 billion subordinated loan from JPMorgan Chase. The JPMorgan Chase loan is subordinated to the FRBNY loan and will bear the first  $1.15 billion of any losses of the portfolio. Any remaining assets in the portfolio after repayment of the FRBNY loan, the JPMorgan Chase note and the expense of the LLC will be for the account of the FRBNY.

As a result of step acquisition accounting, the final total purchase price of  $1.5 billion was allocated to the Bear Stearns assets acquired and liabilities assumed using their fair values as of April 8, 2008, and May 30, 2008, respectively. The final summary computation of the purchase price and the allocation of the final total purchase price of  $1.5 billion to the net assets acquired of Bear Stearns are presented below.

May 30, 2008 (in millions, except shares, per share amounts, ratios and where otherwise noted)

Purchase price
Shares exchanged in the Share Exchange transaction (April 8, 2008)	95,000
Other Bear Stearns shares outstanding	145,759

Total Bear Stearns stock outstanding	240,759
Cancellation of shares issued in the Share Exchange transaction	(95,000)
Cancellation of shares acquired by JPMorgan Chase for cash in the open market	(24,061)

Bear Stearns common stock exchanged as of May 30, 2008	121,698
Exchange ratio	0.21753

JPMorgan Chase common stock issued	26,473
Average purchase price per JPMorgan Chase common share(a)	$45.26

Total fair value of JPMorgan Chase common stock issued		$1,198
Bear Stearns common stock acquired for cash in the open market (24 million shares at an average share price of $12.37 per share)		298
Fair value of employee stock awards (largely to be settled by shares held in the RSU Trust(b))		242
Direct acquisition costs		27
Less: Fair value of Bear Stearns common stock held in the RSU Trust and included in the exchange of common stock		(269	)(b)

Total purchase price		1,496

Net assets acquired
Bear Stearns common stockholders’ equity	$6,052
Adjustments to reflect assets acquired at fair value:
Trading assets	(3,877)
Premises and equipment	509
Other assets	(288)
Adjustments to reflect liabilities assumed at fair value:
Long-term debt	504
Other liabilities	(2,289)

Fair value of net assets acquired excluding goodwill		611

Goodwill resulting from the merger(c)		$885

(a)	The value of JPMorgan Chase common stock was determined by averaging the closing prices of JPMorgan Chase’s common stock for the four trading days during the period March 19 through 25, 2008.

(b)	Represents shares of Bear Stearns common stock held in an irrevocable grantor trust (the “RSU Trust”), to be used to settle stock awards granted to selected employees and certain key executives under certain heritage Bear Stearns employee stock plans. Shares in the RSU Trust were exchanged for 6 million shares of JPMorgan Chase common stock at the merger exchange ratio of 0.21753. For further discussion of the RSU Trust, see Note 10 on pages 210–212 of this Annual Report.

(c)	The goodwill was recorded in Investment Bank and is not tax-deductible.
Condensed statement of net assets acquired
 The following condensed statement of net assets acquired reflects the final values assigned to the Bear Stearns net assets as of May 30, 2008.

(in millions)	May 30, 2008

Assets
Cash and due from banks	$534
Federal funds sold and securities purchased under resale agreements	21,204
Securities borrowed	55,195
Trading assets	136,489
Loans	4,407
Accrued interest and accounts receivable	34,677
Goodwill	885
All other assets	35,377

Total assets	$288,768

Liabilities
Federal funds purchased and securities loaned or sold under repurchase agreements	$54,643
Other borrowings	16,166
Trading liabilities	24,267
Beneficial interests issued by consolidated VIEs	47,042
Long-term debt	67,015
Accounts payable and other liabilities	78,569

Total liabilities	287,702

Bear Stearns net assets(a)	$1,066

(a)	Reflects the fair value assigned to 49.4% of the Bear Stearns net assets acquired on April 8, 2008 (net of related amortization), and the fair value assigned to the remaining 50.6% of the Bear Stearns net assets acquired on May 30, 2008. The difference between the net assets acquired, as presented above, and the fair value of the net assets acquired (including goodwill), presented in the previous table, represents JPMorgan Chase’s net losses recorded under the equity method of accounting.

Unaudited pro forma condensed combined financial information reflecting the Bear Stearns merger and Washington Mutual transaction
The following unaudited pro forma condensed combined financial information presents the 2008 results of operations of the Firm as they may have appeared, if the Bear Stearns merger and the Washington Mutual transaction had been completed on January 1, 2008.

Year ended December 31,
(in millions, except per share data)	2008

Total net revenue	$68,149
Loss before extraordinary gain	(14,090)
Net loss	(12,184)

Net loss per common share data:
Basic earnings per share
Loss before extraordinary gain	$(4.26)
Net loss	(3.72)
Diluted earnings per share(a)
Loss before extraordinary gain	(4.26)
Net loss	(3.72)
Average common shares issued and outstanding
Basic	3,510.5
Diluted	3,510.5

(a)	Common equivalent shares have been excluded from the pro forma computation of diluted loss per share for the year ended December 31, 2008, as the effect would be antidilutive.
The unaudited pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined as of January 1, 2008, nor is it indicative of the results of operations in future periods. Included in the unaudited pro forma combined financial information for the year ended December 31, 2008, were pro forma adjustments to reflect the results of operations of Bear Stearns and Washington Mutual’s banking operations, considering the purchase accounting, valuation and accounting conformity adjustments. For the Washington Mutual transaction, the amortization of purchase accounting adjustments to report interest-earning assets acquired and interest-bearing liabilities assumed at current interest rates is reflected for the year ended December 31, 2008. Valuation adjustments and the adjustment to conform allowance methodologies in the Washington Mutual transaction, and valuation and accounting conformity adjustments related to the Bear Stearns merger are reflected in the results for the year ended December 31, 2008.
Internal reorganization related to the Bear Stearns merger
On June 30, 2008, JPMorgan Chase fully and unconditionally guaranteed each series of outstanding preferred stock of Bear Stearns, as well as all of Bear Stearns’ outstanding U.S. Securities and Exchange Commission (“SEC”) registered U.S. debt securities and obligations relating to trust preferred capital debt securities. Subsequently, on July 15, 2008, JPMorgan Chase completed an internal merger transaction, which resulted in each series of outstanding preferred stock of Bear Stearns being automatically exchanged into newly-issued shares of JPMorgan Chase preferred stock having substantially identical terms. In addition, pursuant to internal transactions in July 2008 and the first quarter of 2009, JPMorgan Chase assumed or guaranteed the remaining outstanding securities of Bear Stearns and its subsidiaries, in each case in accordance with the indentures and other agreements governing those securities. As discussed below, all of the above series of preferred stock, and the depositary shares representing such preferred stock, were redeemed on August 20, 2010.
Other business events
Redemption of Series E, F and G cumulative preferred stock
On August 20, 2010, JPMorgan Chase redeemed at stated redemption value, all outstanding shares of its Series E 6.15% Cumulative Preferred Stock; Series F 5.72% Cumulative Preferred Stock; and Series G 5.49% Cumulative Preferred Stock. For a further discussion of preferred stock, see Note 23 on pages 267–268 of this Annual Report.
RBS Sempra transaction
On July 1, 2010, JPMorgan Chase completed the acquisition of RBS Sempra Commodities’ global oil, global metals and European power and gas businesses. The Firm acquired approximately  $1.7 billion of net assets which included  $3.3 billion of debt which was immediately repaid. This acquisition almost doubled the number of clients the Firm’s commodities business can serve and will enable the Firm to offer clients more products in more regions of the world.
Purchase of remaining interest in J.P. Morgan Cazenove
On January 4, 2010, JPMorgan Chase purchased the remaining interest in J.P. Morgan Cazenove, an investment banking business partnership formed in 2005, which resulted in an adjustment to the Firm’s capital surplus of approximately  $1.3 billion.

Termination of Chase Paymentech Solutions joint venture
The dissolution of the Chase Paymentech Solutions joint venture, a global payments and merchant acquiring joint venture between JPMorgan Chase and First Data Corporation, was completed on November 1, 2008. JPMorgan Chase retained approximately 51% of the business, which it operates under the name Chase Paymentech Solutions. The dissolution of the Chase Paymentech Solutions joint venture was accounted for as a step acquisition in accordance with U.S. GAAP for business combinations, and the Firm recognized an after-tax gain of  $627 million in the fourth quarter of 2008 as a result of the dissolution. The gain represents the amount by which the fair value of the net assets acquired (predominantly intangible assets and goodwill) exceeded JPMorgan Chase’s carrying value in the net assets transferred to First Data Corporation. Upon dissolution, the Firm consolidated the retained Chase Paymentech Solutions business.
Proceeds from Visa Inc. shares
On March 19, 2008, Visa Inc. (“Visa”) completed its initial public offering (“IPO”). Prior to the IPO, JPMorgan Chase held approximately a 13% equity interest in Visa. On March 28, 2008, Visa used a portion of the proceeds from the offering to redeem a portion of the Firm’s equity interest, which resulted in the recognition of a pretax gain of  $1.5 billion (recorded in other income). In conjunction with the IPO, Visa placed  $3.0 billion in escrow to cover liabilities related to certain litigation matters. The escrow was increased by  $1.1 billion in 2008,  $700 million in 2009 and by  $1.3 billion in 2010. Increases in Visa’s escrow account results in a dilution of the value of the Firm’s ownership of Visa Inc. JPMorgan Chase’s interest in the escrow was recorded as a reduction of other expense and reported net to the extent of established litigation reserves.
Purchase of remaining interest in Highbridge Capital Management
In January 2008, JPMorgan Chase purchased an additional equity interest in Highbridge Capital Management, LLC (“Highbridge”), which resulted in the Firm owning 77.5% of Highbridge. In July 2009, JPMorgan Chase completed its purchase of the remaining interest in Highbridge, which resulted in a  $228 million adjustment to capital surplus.

Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
Fair Value Measurement
Note 3 – Fair value measurement
JPMorgan Chase carries a portion of its assets and liabilities at fair value. The majority of such assets and liabilities are carried at fair value on a recurring basis. Certain assets and liabilities are carried at fair value on a nonrecurring basis, including held-for-sale loans, which are accounted for at the lower of cost or fair value and that are only subject to fair value adjustments under certain circumstances.
The Firm has an established and well-documented process for determining fair values. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is based on quoted market prices, where available. If listed prices or quotes are not available, fair value is based on internally developed models that primarily use, as inputs, market-based or independently sourced market parameters, including but not limited to yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves. In addition to market information, models also incorporate transaction details, such as maturity of the instrument. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, the Firm’s creditworthiness, constraints on liquidity and unobservable parameters. Valuation adjustments are applied consistently over time.
•	Credit valuation adjustments (“CVA”) are necessary when the market price (or parameter) is not indicative of the credit quality of the counterparty. As few classes of derivative contracts are listed on an exchange, the majority of derivative positions are valued using internally developed models that use as their basis observable market parameters. An adjustment is necessary to reflect the credit quality of each derivative counterparty to arrive at fair value. The adjustment also takes into account contractual factors designed to reduce the Firm’s credit exposure to each counterparty, such as collateral and legal rights of offset.

•	Debit valuation adjustments (“DVA”) are necessary to reflect the credit quality of the Firm in the valuation of liabilities measured at fair value. The methodology to determine the adjustment is consistent with CVA and incorporates JPMorgan Chase’s credit spread as observed through the credit default swap market.

•	Liquidity valuation adjustments are necessary when the Firm may not be able to observe a recent market price for a financial instrument that trades in inactive (or less active) markets or to reflect the cost of exiting larger-than-normal market-size risk positions (liquidity adjustments are not taken for positions classified within level 1 of the fair value hierarchy; see below). The Firm estimates the amount of uncertainty in the initial valuation based on the degree of liquidity in the market in which the financial instrument trades and makes liquidity adjustments to the carrying value of the financial instrument. The Firm measures the liquidity adjustment based on the following factors: (1) the amount of time since the last relevant pricing point; (2) whether there was an actual trade or relevant external quote; and (3) the volatility of the principal risk component of the financial instrument. Costs to exit larger-than-normal market-size risk positions are determined based on the size of the adverse market move that is likely to occur during the period required to bring a position down to a nonconcentrated level.

•	Unobservable parameter valuation adjustments are necessary when positions are valued using internally developed models that use as their basis unobservable parameters – that is, parameters that must be estimated and are, therefore, subject to management judgment. Such positions are normally traded less actively. Examples include certain credit products where parameters such as correlation and recovery rates are unobservable. Unobservable parameter valuation adjustments are applied to mitigate the possibility of error and revision in the estimate of the market price provided by the model.
The Firm has numerous controls in place intended to ensure that its fair values are appropriate. An independent model review group reviews the Firm’s valuation models and approves them for use for specific products. All valuation models within the Firm are subject to this review process. A price verification group, independent from the risk-taking function, ensures observable market prices and market-based parameters are used for valuation wherever possible. For those products with material parameter risk for which observable market levels do not exist, an independent review of the assumptions made on pricing is performed. Additional review includes deconstruction of the model valuations for certain structured instruments into their components and benchmarking valuations, where possible, to similar products; validating valuation estimates through actual cash settlement; and detailed review and explanation of recorded gains and losses, which are analyzed daily and over time. Valuation adjustments, which are also determined by the independent price verification group, are based on established policies and applied consistently over time. Any changes to the valuation methodology are reviewed by management to confirm that the changes are justified. As markets and products develop and the pricing for certain products becomes more or less transparent, the Firm continues to refine its valuation methodologies. During 2010, no changes were made to the Firm’s valuation models that had, or are expected to have, a material impact on the Firm’s Consolidated Balance Sheets or results of operations.
The methods described above to estimate fair value may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Firm believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.
Valuation Hierarchy
A three-level valuation hierarchy has been established under U.S. GAAP for disclosure of fair value measurements. The valuation hierarchy is based on the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.
•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•	Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 – one or more inputs to the valuation methodology are unobservable and significant to the fair value measurement.
A financial instrument’s categorization within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement.
Following is a description of the valuation methodologies used by the Firm to measure instruments at fair value, including the general classification of such instruments pursuant to the valuation hierarchy.
Assets
Securities purchased under resale agreements (“resale agreements”) and securities borrowed
To estimate the fair value of resale agreements and securities borrowed transactions, cash flows are first evaluated taking into consideration any derivative features of the resale agreement and are then discounted using the appropriate market rates for the applicable maturity. As the inputs into the valuation are primarily based on readily observable pricing information, such resale agreements are classified within level 2 of the valuation hierarchy.
Loans and unfunded lending-related commitments
The majority of the Firm’s loans and lending-related commitments are not carried at fair value on a recurring basis on the Consolidated Balance Sheets, nor are they actively traded. The fair value of such loans and lending-related commitments is included in the additional disclosures of fair value of certain financial instruments required by U.S. GAAP on pages 185–186 of this Note. Loans carried at fair value on a recurring and nonrecurring basis are included in the applicable tables that follow.
Wholesale
There is no liquid secondary market for most loans and lending-related commitments in the Firm’s wholesale portfolio. In the limited circumstances where direct secondary market information – including pricing of actual market transactions, broker quotations or quoted market prices for similar instruments – is available (principally for loans in the Firm’s secondary trading portfolio), such information is used in the determination of fair value. For the remainder of the portfolio, fair value is estimated using a discounted cash flow (“DCF”) model. In addition to the characteristics of the underlying loans (including principal, contractual interest rate and contractual fees), key inputs to the model include interest rates, prepayment rates and credit spreads. The credit spread input is derived from the cost of credit default swaps (“CDS”) and, as a result, also incorporates the effects of secondary market liquidity. As many of the Firm’s clients do not have bonds traded with sufficient liquidity in the public markets to have observable CDS spreads, the Firm principally develops benchmark credit curves by industry and credit rating to estimate fair value. Also incorporated into the valuation process are additional adjustments to account for the difference in loss severity rates between bonds, on which the cost of credit derivatives is based, and loans as well as loan equivalents (which represent the portion of an unused commitment expected, based on the Firm’s average portfolio historical experience, to become outstanding prior to an obligor default). Certain floating rate loans that are not carried on the balance sheet at fair value are carried at amounts that approximate fair value due to their short term nature and negligible credit risk (e.g. based on historical experience or collateralization).
The Firm’s loans and unfunded lending-related commitments carried at fair value are classified within level 2 or 3 of the valuation hierarchy, depending on the level of liquidity and activity in the markets for a particular product.
Consumer
The only products in the Firm’s consumer loan portfolio with a meaningful level of secondary market activity in the current economic environment are certain conforming residential mortgages. These loans are classified as trading assets and carried at fair value on the Consolidated Balance Sheets. They are predominantly classified within level 2 of the valuation hierarchy based on the level of market liquidity and activity.
The fair value of the Firm’s other consumer loans (except for credit card receivables) is generally determined by discounting the loan principal and interest cash flows expected to be collected at a market observable discount rate, when available. Portfolio-specific factors that a market participant would consider in determining fair value (e.g., expected lifetime credit losses, estimated prepayments, servicing costs and market liquidity) are either modeled into the cash flow projections or incorporated as an adjustment to the discount rate. For products that continue to be offered in the market, discount rates are derived from market-observable primary origination rates. Where primary origination rates are not available (i.e., subprime mortgages, subprime home equity and option adjustable-rate mortgages (“option ARMs”)) the valuation is based on the Firm’s estimate of a market participant’s required return on equity for similar products (i.e., a hypothetical origination spread). Estimated lifetime credit losses consider expected and current default rates for existing portfolios, collateral prices (where applicable) and expectations about changes in the economic environment (e.g., unemployment rates).
The fair value of credit card receivables is determined using a discounted expected cash flow methodology. Key estimates and assumptions include: projected interest income and late fee revenue, funding, servicing, credit costs, and loan payment rates. The projected loan payment rates are used to determine the estimated life of the credit card loan receivables, which are then discounted using a risk-appropriate discount rate. The discount rate is derived from the Firm’s estimate of a market participant’s expected return on credit card receivables. As the credit card portfolio has a short-term life, an amount equal to the allowance for loan losses is considered a reasonable proxy for the credit cost component.
Loans that are not carried on the Consolidated Balance Sheets at fair value are not classified within the fair value hierarchy.
Mortgage loans carried at fair value
For certain loans that are expected to be securitized, fair value is estimated using a combination of observed transaction prices, independent pricing services and relevant broker quotes. Consideration is given to the nature of the quotes (e.g., indicative or firm) and the relationship of recently evidenced market activity to the prices provided from independent pricing services. When relevant market activity is not occurring or is limited, fair value is estimated by projecting the expected cash flows and discounting those cash flows at a rate reflective of current market liquidity. To estimate the projected cash flows of a residential mortgage loan (inclusive of assumptions of prepayment, default rates and loss severity), specific consideration is given to both borrower-specific and other market factors, including, but not limited to: the borrower’s FICO score; the type of collateral supporting the loans; the level of documentation for the loan; and market-derived expectations for home price appreciation or depreciation in the respective geography of the borrower. For commercial mortgages, consideration is given to both borrower-specific and other market factors, including but not limited to: the borrower’s debt-to-service coverage ratio; the type of commercial property (e.g., retail, office, lodging, multi-family, etc.); an estimate of the current loan-to-value ratio; and market-derived expectations for property price appreciation or depreciation in the respective geographic location. In addition, commercial mortgage loans typically have lock-out periods where the borrower is restricted from prepaying the loan due to prepayment penalties. These features reduce prepayment risk for commercial mortgages relative to that of residential mortgages. These loans are classified within level 2 or 3 of the valuation hierarchy, depending on the level of liquidity and activity in the markets for the particular product.
Securities
Where quoted prices for identical securities are available in an active market, securities are classified in level 1 of the valuation hierarchy. Level 1 securities include highly liquid government bonds; mortgage products for which there are quoted prices in active markets such as U.S. government agency or U.S. government-sponsored enterprise (collectively, “U.S. government agencies”) markets; pass-through mortgage-backed securities (“MBS”); and exchange-traded equities (e.g., common and preferred stocks).
If quoted market prices are not available for the specific security, the Firm may estimate the value of such instruments using a combination of observed transaction prices, independent pricing services and relevant broker quotes. Consideration is given to the nature of the quotes (e.g., indicative or firm) and the relationship of recently evidenced market activity to the prices provided from independent pricing services. The Firm may also use pricing models or discounted cash flows. The majority of such instruments are classified within level 2 of the valuation hierarchy; however, in cases where there is limited activity or less transparency around inputs to the valuation, securities are classified within level 3 of the valuation hierarchy.
For mortgage-backed securities, where market activity is not occurring or is limited, fair value is estimated considering the value of the collateral and the specific attributes of the securities held by the Firm. The value of the collateral pool supporting the securities is analyzed using the same techniques and factors described above for residential mortgage loans, albeit in a more aggregated manner across the pool. For example, for residential MBS, factors evaluated may include average FICO scores, average delinquency rates, average loss severities and prepayment rates, among other metrics. For commercial MBS, factors evaluated may include average delinquencies, loan or geographic concentrations, and average debt-service coverage ratios, among other metrics. In addition, as each securitization vehicle distributes cash in a manner or order that is predetermined at the inception of the vehicle, the priority in which each particular MBS is allocated cash flows, and the level of credit enhancement in place to support those cash flows, are key considerations in deriving the value of MBS. Finally, the risk premium that investors demand for securitized products in the current market is factored into the valuation. To benchmark its valuations, the Firm looks to transactions for similar instruments and uses independent pricing provided by third-party vendors, broker quotes and relevant market indices, such as the ABX index, as applicable. While none of those sources are solely indicative of fair value, they serve as directional indicators for the appropriateness of the Firm’s estimates.
For certain collateralized mortgage and debt obligations, asset-backed securities (“ABS”) and high-yield debt securities, the determination of fair value may require benchmarking to similar instruments or analyzing default and recovery rates. For cash collateralized debt obligations (“CDOs”), external price information is not available. Therefore, cash CDOs are valued using market-standard models, such as Intex, to model the specific collateral composition and cash flow structure of each deal; key inputs to the model are market spread data for each credit rating, collateral type and other relevant contractual features. Asset-backed securities are valued based on external prices or market spread data, using current market assumptions on prepayments and defaults. For ABS where the external price data is not observable or the limited available data is opaque, the collateral performance is monitored and considered in the valuation of the security. To benchmark its valuations, the Firm looks to transactions for similar instruments and uses independent prices provided by third-party vendors, broker quotes and relevant market indices, such as the ABX index, as applicable. While none of those sources are solely indicative of fair value, they serve as directional indicators for the appropriateness of the Firm’s estimates. The majority of collateralized mortgage and debt obligations, high-yield debt securities and ABS are currently classified in level 3 of the valuation hierarchy.
Collateralized loan obligations (“CLOs”) are securities backed by corporate loans, and they are predominantly held in the Firm’s available-for-sale (“AFS”) securities portfolio. For these securities, external pricing information is not readily available. They are therefore valued using market-standard models to model the specific collateral composition and cash flow structure of each deal; key inputs to the model are market spread data for each credit rating, collateral type and other relevant contractual features. For further discussion, see Note 12 on pages 214–218 of this Annual Report.
Commodities
Commodities inventory is generally carried at the lower of cost or fair value. The fair value of commodities inventory is determined primarily using pricing and data derived from the markets on which the commodities are traded. The majority of commodities inventory is classified within level 1 of the valuation hierarchy.
The Firm also has positions in commodities-based derivatives that can be traded on an exchange or over-the-counter (“OTC”) and carried at fair value. The pricing inputs to these derivatives include forward curves of underlying commodities, basis curves, volatilities, correlations, and occasionally other model parameters. The valuation of these derivatives is based on calibrating to market transactions, as well as to independent pricing information from sources such as brokers and consensus pricing services. Where inputs are historical time series data, they are adjusted for uncertainty where appropriate. The majority of commodities-based derivatives are classified within level 2 of the valuation hierarchy.

Derivatives
Exchange-traded derivatives valued using quoted prices are classified within level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange; thus, the majority of the Firm’s derivative positions are valued using internally developed models that use as their basis readily observable market parameters – that is, parameters that are actively quoted and can be validated to external sources, including industry pricing services. Depending on the types and contractual terms of derivatives, fair value can be modeled using a series of techniques, such as the Black-Scholes option pricing model, simulation models or a combination of various models, which are consistently applied. Where derivative products have been established for some time, the Firm uses models that are widely accepted in the financial services industry. These models reflect the contractual terms of the derivatives, including the period to maturity, and market-based parameters such as interest rates, volatility, and the credit quality of the counterparty. Further, many of these models do not contain a high level of subjectivity, as the methodologies used in the models do not require significant judgment, and inputs to the models are readily observable from actively quoted markets, as is the case for “plain vanilla” interest rate swaps, option contracts and CDS. Such instruments are generally classified within level 2 of the valuation hierarchy.
Derivatives that are valued based on models with significant unobservable market parameters and that are normally traded less actively, have trade activity that is one way, and/or are traded in less-developed markets are classified within level 3 of the valuation hierarchy. Level 3 derivatives include, for example, CDS referenced to certain MBS, certain types of CDO transactions, options on baskets of single-name stocks, and callable exotic interest rate options.
Other complex products, such as those sensitive to correlation between two or more underlying parameters, also fall within level 3 of the valuation hierarchy, and include structured credit derivatives which are illiquid and non-standard in nature (e.g., synthetic CDOs collateralized by a portfolio of credit default swaps “CDS”). For most CDO transactions, while inputs such as CDS spreads may be observable, the correlation between the underlying debt instruments is unobservable. Correlation levels are modeled on a transaction basis and calibrated to liquid benchmark tranche indices. For all structured credit derivatives, actual transactions, where available, are used regularly to recalibrate all unobservable parameters.
Correlation sensitivity is also material to the overall valuation of options on baskets of single-name stocks; the valuation of these baskets is typically not observable due to their non-standardized structuring. Correlation for products such as these is typically estimated based on an observable basket of stocks and then adjusted to reflect the differences between the underlying equities.
For callable exotic interest rate options, while most of the assumptions in the valuation can be observed in active markets (e.g., interest rates and volatility), the callable option transaction flow is essentially one-way, and as such, price observability is limited. As pricing information is limited, assumptions are based on the dynamics of the underlying markets (e.g., the interest rate markets) including the range and possible outcomes of the applicable inputs. In addition, the models used are calibrated, as relevant, to liquid benchmarks, and valuation is tested against monthly independent pricing services and actual transactions.
Mortgage servicing rights and certain retained interests in securitizations
Mortgage servicing rights (“MSRs”) and certain retained interests from securitization activities do not trade in an active, open market with readily observable prices. Accordingly, the Firm estimates the fair value of MSRs and certain other retained interests in securitizations using DCF models.
•	For MSRs, the Firm uses an option-adjusted spread (“OAS”) valuation model in conjunction with the Firm’s proprietary prepayment model to project MSR cash flows over multiple interest rate scenarios; these scenarios are then discounted at risk-adjusted rates to estimate the fair value of the MSRs. The OAS model considers portfolio characteristics, contractually specified servicing fees, prepayment assumptions, delinquency rates, late charges, other ancillary revenue, costs to service and other economic factors. The Firm reassesses and periodically adjusts the underlying inputs and assumptions used in the OAS model to reflect market conditions and assumptions that a market participant would consider in valuing the MSR asset. Due to the nature of the valuation inputs, MSRs are classified within level 3 of the valuation hierarchy.

•	For certain retained interests in securitizations, the Firm estimates the fair value for those retained interests by calculating the present value of future expected cash flows using modeling techniques. Such models incorporate management’s best estimates of key variables, such as expected credit losses, prepayment speeds and the appropriate discount rates, considering the risk involved. Changes in the assumptions used may have a significant impact on the Firm’s valuation of retained interests, and such interests are therefore typically classified within level 3 of the valuation hierarchy.
For both MSRs and certain other retained interests in securitizations, the Firm compares its fair value estimates and assumptions to observable market data where available and to recent market activity and actual portfolio experience. For further discussion of the most significant assumptions used to value retained interests and MSRs, as well as the applicable stress tests for those assumptions, see Note 16 on pages 244–259, and Note 17 on pages 260–263 of this Annual Report.

Private equity investments
The valuation of nonpublic private equity investments, which are held primarily by the Private Equity business within the Corporate/Private Equity line of business, requires significant management judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. As such, nonpublic private equity investments are valued initially based on cost. Each quarter, valuations are reviewed using available and relevant market data to determine if the carrying value of these investments should be adjusted. Such market data primarily include observations of the trading multiples of public companies considered comparable to the private companies being valued and the operating performance of the underlying portfolio company, including its historical and projected net income and its earnings before interest, taxes, depreciation and amortization (“EBITDA”). Valuations are adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the companies being valued. In addition, a variety of additional factors are reviewed by management, including, but not limited to, financing and sales transactions with third parties, future expectations of the particular investment, changes in market outlook and the third-party financing environment. Nonpublic private equity investments are included in level 3 of the valuation hierarchy.
Private equity investments also include publicly held equity investments, generally obtained through the initial public offering of privately held equity investments. Investments in securities of publicly held companies that trade in liquid markets are marked to market at the quoted public value less adjustments for regulatory or contractual sales restrictions. Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security. Publicly held investments are predominantly classified in level 2 of the valuation hierarchy.
Other fund investments
The Firm holds investments in mutual/collective investment funds, private equity funds, hedge funds and real estate funds. Where the funds produce a daily net asset value (“NAV”) that is validated by a sufficient level of observable activity (purchases and sales at NAV), the NAV is used to value the fund investment and it is classified in level 1 of the valuation hierarchy. Where adjustments to the NAV are required, for example, with respect to interests in funds subject to restrictions on redemption (such as lock-up periods or withdrawal limitations) and/or observable activity for the fund investment is limited, investments are classified within level 2 or 3 of the valuation hierarchy.
Liabilities
Securities sold under repurchase agreements (“repurchase agreements”)
To estimate the fair value of repurchase agreements, cash flows are first evaluated taking into consideration any derivative features of the repurchase agreements and are then discounted using the appropriate market rates for the applicable maturity. Generally, for these types of agreements, there is a requirement that collateral be maintained with a market value equal to, or in excess of, the principal amount loaned; as a result, there would be no adjustment, or an immaterial adjustment, to reflect the credit quality of the Firm (i.e., DVA) related to these agreements. As the inputs into the valuation are primarily based on observable pricing information, repurchase agreements are classified within level 2 of the valuation hierarchy.
Beneficial interests issued by consolidated VIEs
The fair value of beneficial interests issued by consolidated VIEs (“beneficial interests”) is estimated based on the fair value of the underlying assets held by the VIEs. The valuation of beneficial interests does not include an adjustment to reflect the credit quality of the Firm, as the holders of these beneficial interests do not have recourse to the general credit of JPMorgan Chase. Where the inputs into the valuation are based on observable market pricing information, the beneficial interests are classified within level 2 of the valuation hierarchy. Where significant inputs into the valuation are unobservable, the beneficial interests are classified within level 3 of the valuation hierarchy.
Deposits, other borrowed funds and long-term debt
To estimate the fair value of long-term debt, cash flows are discounted using the appropriate market rates for the applicable maturities, with an adjustment to reflect the credit quality of the Firm (i.e., the DVA). Included within deposits, other borrowed funds and long-term debt are structured notes issued by the Firm that are financial instruments containing embedded derivatives. In addition to the above, the estimation of the fair value of structured notes takes into consideration any derivative features. Where the inputs into the valuation are primarily based on observable market prices, the structured notes are classified within level 2 of the valuation hierarchy. Where significant inputs are unobservable, the structured notes are classified within level 3 of the valuation hierarchy.

The following tables present assets and liabilities measured at fair value as of December 31, 2010 and 2009, by major product category and by the fair value hierarchy (as described above).
Assets and liabilities measured at fair value on a recurring basis

	Fair value hierarchy
				Netting	Total
December 31, 2010 (in millions)	Level 1(i)	Level 2(i)	Level 3(i)	adjustments	fair value

Federal funds sold and securities purchased under resale agreements	$—	$20,299	$—	$—	$20,299
Securities borrowed	—	13,961	—	—	13,961

Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies(a)	36,813	10,738	174	—	47,725
Residential – nonagency	—	2,807	687	—	3,494
Commercial – nonagency	—	1,093	2,069	—	3,162

Total mortgage-backed securities	36,813	14,638	2,930	—	54,381
U.S. Treasury and government agencies(a)	12,863	9,026	—	—	21,889
Obligations of U.S. states and municipalities	—	11,715	2,257	—	13,972
Certificates of deposit, bankers’ acceptances and commercial paper	—	3,248	—	—	3,248
Non-U.S. government debt securities	31,127	38,482	697	—	70,306
Corporate debt securities	—	42,280	4,946	—	47,226
Loans(b)	—	21,736	13,144	—	34,880
Asset-backed securities	—	2,743	7,965	—	10,708

Total debt instruments	80,803	143,868	31,939	—	256,610
Equity securities	124,400	3,153	1,685	—	129,238
Physical commodities(c)	18,327	2,708	—	—	21,035
Other	—	2,275	253	—	2,528

Total debt and equity instruments(d)	223,530	152,004	33,877	—	409,411
Derivative receivables:
Interest rate	2,278	1,120,282	5,422	(1,095,427)	32,555
Credit(e)	—	111,827	17,902	(122,004)	7,725
Foreign exchange	1,121	163,114	4,236	(142,613)	25,858
Equity	30	38,041	5,562	(39,429)	4,204
Commodity	1,324	56,076	2,197	(49,458)	10,139

Total derivative receivables(f)	4,753	1,489,340	35,319	(1,448,931)	80,481

Total trading assets	228,283	1,641,344	69,196	(1,448,931)	489,892

Available-for-sale securities:
Mortgage-backed securities:
U.S. government agencies(a)	104,736	15,490	—	—	120,226
Residential – nonagency	—	48,969	5	—	48,974
Commercial – nonagency	—	5,403	251	—	5,654

Total mortgage-backed securities	104,736	69,862	256	—	174,854
U.S. Treasury and government agencies(a)	522	10,826	—	—	11,348
Obligations of U.S. states and municipalities	31	11,272	256	—	11,559
Certificates of deposit	6	3,641	—	—	3,647
Non-U.S. government debt securities	13,107	7,670	—	—	20,777
Corporate debt securities	1	61,793	—	—	61,794
Asset-backed securities:
Credit card receivables	—	7,608	—	—	7,608
Collateralized loan obligations	—	128	13,470	—	13,598
Other	—	8,777	305	—	9,082
Equity securities	1,998	53	—	—	2,051

Total available-for-sale securities	120,401	181,630	14,287	—	316,318

Loans	—	510	1,466	—	1,976
Mortgage servicing rights	—	—	13,649	—	13,649
Other assets:
Private equity investments(g)	49	826	7,862	—	8,737
All other	5,093	192	4,179	—	9,464

Total other assets	5,142	1,018	12,041	—	18,201

Total assets measured at fair value on a recurring basis(h)	$353,826	$1,858,762	$110,639	$(1,448,931)	$874,296

	Fair value hierarchy
				Netting	Total
December 31, 2010 (in millions)	Level 1(i)	Level 2(i)	Level 3(i)	adjustments	fair value

Deposits	$—	$3,736	$633	$—	$4,369
Federal funds purchased and securities loaned or sold under repurchase agreements	—	4,060	—	—	4,060
Other borrowed funds	—	8,959	972	—	9,931
Trading liabilities:
Debt and equity instruments(d)	58,468	18,425	54	—	76,947
Derivative payables:
Interest rate	2,625	1,085,233	2,586	(1,070,057)	20,387
Credit(e)	—	112,545	12,516	(119,923)	5,138
Foreign exchange	972	158,908	4,850	(139,715)	25,015
Equity	22	39,046	7,331	(35,949)	10,450
Commodity	862	54,611	3,002	(50,246)	8,229

Total derivative payables(f)	4,481	1,450,343	30,285	(1,415,890)	69,219

Total trading liabilities	62,949	1,468,768	30,339	(1,415,890)	146,166

Accounts payable and other liabilities	—	—	236	—	236
Beneficial interests issued by consolidated VIEs	—	622	873	—	1,495
Long-term debt	—	25,795	13,044	—	38,839

Total liabilities measured at fair value on a recurring basis	$62,949	$1,511,940	$46,097	$(1,415,890)	$205,096

	Fair value hierarchy
				Netting	Total
December 31, 2009 (in millions)	Level 1	Level 2	Level 3	adjustments	fair value

Federal funds sold and securities purchased under resale agreements	$—	$20,536	$—	$—	$20,536
Securities borrowed	—	7,032	—	—	7,032
Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies(a)	33,092	8,373	260	—	41,725
Residential – nonagency	—	2,284	1,115	—	3,399
Commercial – nonagency	—	537	1,770	—	2,307

Total mortgage-backed securities	33,092	11,194	3,145	—	47,431
U.S. Treasury and government agencies(a)	13,701	9,559	—	—	23,260
Obligations of U.S. states and municipalities	—	5,681	1,971	—	7,652
Certificates of deposit, bankers’ acceptances and commercial paper	—	5,419	—	—	5,419
Non-U.S. government debt securities	25,684	32,487	734	—	58,905
Corporate debt securities	—	48,754	5,241	—	53,995
Loans(b)	—	18,330	13,218	—	31,548
Asset-backed securities	—	1,428	7,975	—	9,403

Total debt instruments	72,477	132,852	32,284	—	237,613
Equity securities	75,053	3,450	1,956	—	80,459
Physical commodities(c)	9,450	586	—	—	10,036
Other	—	1,884	926	—	2,810

Total debt and equity instruments(d)	156,980	138,772	35,166	—	330,918
Derivative receivables(e)(f)	2,344	1,516,490	46,684	(1,485,308)	80,210

Total trading assets	159,324	1,655,262	81,850	(1,485,308)	411,128

Available-for-sale securities:
Mortgage-backed securities:
U.S. government agencies(a)	158,957	8,941	—	—	167,898
Residential – nonagency	—	14,773	25	—	14,798
Commercial – nonagency	—	4,590	—	—	4,590

Total mortgage-backed securities	158,957	28,304	25	—	187,286
U.S. Treasury and government agencies(a)	405	29,592	—	—	29,997
Obligations of U.S. states and municipalities	—	6,188	349	—	6,537
Certificates of deposit	—	2,650	—	—	2,650
Non-U.S. government debt securities	5,506	18,997	—	—	24,503
Corporate debt securities	1	62,007	—	—	62,008
Asset-backed securities:
Credit card receivables	—	25,742	—	—	25,742
Collateralized debt and loan obligations	—	5	12,144	—	12,149
Other	—	6,206	588	—	6,794
Equity securities	2,466	146	87	—	2,699

Total available-for-sale securities	167,335	179,837	13,193	—	360,365

Loans	—	374	990	—	1,364
Mortgage servicing rights	—	—	15,531	—	15,531
Other assets:
Private equity investments(g)	165	597	6,563	—	7,325
All other(j)	7,241	90	9,521	—	16,852

Total other assets	7,406	687	16,084	—	24,177

Total assets measured at fair value on a recurring basis(h)	$334,065	$1,863,728	$127,648	$(1,485,308)	$840,133

	Fair value hierarchy
				Netting	Total
December 31, 2009 (in millions)	Level 1	Level 2	Level 3	adjustments	fair value

Deposits	$—	$3,979	$476	$—	$4,455
Federal funds purchased and securities loaned or sold under repurchase agreements	—	3,396	—	—	3,396
Other borrowed funds	—	5,095	542	—	5,637
Trading liabilities:
Debt and equity instruments(d)	50,577	14,359	10	—	64,946
Derivative payables(e)(f)	2,038	1,481,813	35,332	(1,459,058)	60,125

Total trading liabilities	52,615	1,496,172	35,342	(1,459,058)	125,071

Accounts payable and other liabilities	—	2	355	—	357
Beneficial interests issued by consolidated VIEs	—	785	625	—	1,410
Long-term debt	—	30,685	18,287	—	48,972

Total liabilities measured at fair value on a recurring basis	$52,615	$1,540,114	$55,627	$(1,459,058)	$189,298

(a)	At December 31, 2010 and 2009, included total U.S. government-sponsored enterprise obligations of $137.3 billion and $195.8 billion respectively, which were predominantly mortgage-related.
(b)	At December 31, 2010 and 2009, included within trading loans were $22.7 billion and $20.7 billion, respectively, of residential first-lien mortgages and $2.6 billion and $2.7 billion, respectively, of commercial first-lien mortgages. Residential mortgage loans include conforming mortgage loans originated with the intent to sell to U.S. government agencies of $13.1 billion and $11.1 billion, respectively, and reverse mortgages of $4.0 billion and $4.5 billion, respectively.
(c)	Physical commodities inventories are generally accounted for at the lower of cost or fair value.
(d)	Balances reflect the reduction of securities owned (long positions) by the amount of securities sold but not yet purchased (short positions) when the long and short positions have identical Committee on Uniform Security Identification Procedures (“CUSIPs”).
(e)	The level 3 amounts for derivative receivables and derivative payables related to credit primarily include structured credit derivative instruments. For further information on the classification of instruments within the valuation hierarchy, see pages 171–175 of this Note.
(f)	As permitted under U.S. GAAP, the Firm has elected to net derivative receivables and derivative payables and the related cash collateral received and paid when a legally enforceable master netting agreement exists. For purposes of the tables above, the Firm does not reduce derivative receivables and derivative payables balances for this netting adjustment, either within or across the levels of the fair value hierarchy, as such netting is not relevant to a presentation based on the transparency of inputs to the valuation of an asset or liability. Therefore, the balances reported in the fair value hierarchy table above are gross of any counterparty netting adjustments. However, if the Firm were to net such balances within level 3, the reduction in the level 3 derivative receivable and derivative payable balances would be $12.7 billion and $16.0 billion at December 31, 2010 and 2009, respectively, exclusive of the netting benefit associated with cash collateral, which would further reduce the level 3 balances.
(g)	Private equity instruments represent investments within the Corporate/Private Equity line of business. The cost basis of the private equity investment portfolio totaled $10.0 billion and $8.8 billion at December 31, 2010 and 2009, respectively.
(h)	At December 31, 2010 and 2009, balances included investments valued at net asset value of $12.1 billion and $16.8 billion, respectively, of which $5.9 billion and $9.0 billion, respectively, were classified in level 1, $2.0 billion and $3.2 billion, respectively, in level 2 and $4.2 billion and $4.6 billion in level 3.
(i)	For the year ended December 31, 2010, there were no significant transfers between levels 1 and 2. Transfers from level 3 into level 2 included $1.2 billion of trading loans due to increased price transparency. There were no significant transfers into level 3.
(j)	Included assets within accrued interest receivable and other assets at December 31, 2009.
Changes in level 3 recurring fair value measurements
The following tables include a rollforward of the balance sheet amounts (including changes in fair value) for financial instruments classified by the Firm within level 3 of the fair value hierarchy for the years ended December 31, 2010, 2009 and 2008. When a determination is made to classify a financial instrument within level 3, the determination is based on the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. Also, the Firm risk-manages the observable components of level 3 financial instruments using securities and derivative positions that are classified within level 1 or 2 of the fair value hierarchy; as these level 1 and level 2 risk management instruments are not included below, the gains or losses in the following tables do not reflect the effect of the Firm’s risk management activities related to such level 3 instruments.

							Change in
							unrealized
							gains/
							(losses)
	Fair value measurements using significant unobservable inputs						related to
	Fair	Total				Fair	financial
	Value	realized/		Purchases,	Transfers	value	instruments
Year ended	at	unrealized		issuances	into and/or	at	held at
December 31, 2010	January 1,	gains/		settlements,	out of	December 31,	December 31,
(in millions)	2010	(losses)		net	level 3(e)	2010	2010

Assets:
Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies	$260	$24		$(107)	$(3)	$174	$(31)
Residential – nonagency	1,115	178		(564)	(42)	687	110
Commercial – nonagency	1,770	230		(33)	102	2,069	130

Total mortgage-backed securities	3,145	432		(704)	57	2,930	209
Obligations of U.S. states and municipalities	1,971	2		142	142	2,257	(30)
Non-U.S. government debt securities	734	(132)		140	(45)	697	(105)
Corporate debt securities	5,241	(325)		115	(85)	4,946	28
Loans	13,218	(40)		1,296	(1,330)	13,144	(385)
Asset-backed securities	7,975	333		(354)	11	7,965	292

Total debt instruments	32,284	270		635	(1,250)	31,939	9
Equity securities	1,956	133		(351)	(53)	1,685	199
Other	926	10		(762)	79	253	98

Total debt and equity instruments	35,166	413	(a)	(478)	(1,224)	33,877	306	(a)

Net derivative receivables:
Interest rate	2,040	3,057		(2,520)	259	2,836	487
Credit	10,350	(1,757)		(3,102)	(105)	5,386	(1,048)
Foreign exchange	1,082	(913)		(434)	(349)	(614)	(464)
Equity	(1,791)	7		(121)	136	(1,769)	(11)
Commodity	(329)	(700)		134	90	(805)	(76)

Total net derivative receivables	11,352	(306	)(a)	(6,043)	31	5,034	(1,112	)(a)

Available-for-sale securities:
Asset-backed securities	12,732	(146)		1,189	—	13,775	(129)
Other	461	(49)		37	63	512	18

Total available-for-sale securities	13,193	(195	)(b)	1,226	63	14,287	(111	)(b)

Loans	990	145	(a)	323	8	1,466	37	(a)
Mortgage servicing rights	15,531	(2,268	)(c)	386	—	13,649	(2,268	)(c)

Other assets:
Private equity investments	6,563	1,038	(a)	715	(454)	7,862	688	(a)
All other	9,521	(113	)(d)	(5,132)	(97)	4,179	37	(d)

							Change in
							unrealized
							(gains)/
							losses
	Fair value measurements using significant unobservable inputs						related to
	Fair	Total				Fair	financial
	value	realized/		Purchases,	Transfers	value	instruments
Year ended	at	unrealized		issuances	into and/or	at	held at
December 31, 2010	January 1,	(gains)/		settlements,	out of	December 31,	December 31,
(in millions)	2010	losses		net	level 3(e)	2010	2010

Liabilities(f):
Deposits	$476	$54	(a)	$(226)	$329	$633	$(77	)(a)
Other borrowed funds	542	(123	)(a)	795	(242)	972	445	(a)
Trading liabilities:
Debt and equity instruments	10	2	(a)	19	23	54	—	(a)
Accounts payable and other liabilities	355	(138	)(d)	19	—	236	37	(d)
Beneficial interests issued by consolidated VIEs	625	(7	)(a)	87	168	873	(76	)(a)
Long-term debt	18,287	(532	)(a)	(4,796)	85	13,044	662	(a)

							Change in
							unrealized
							gains/
							(losses)
	Fair value measurements using significant unobservable inputs						related to
		Total					financial
	Fair	realized/		Purchases,	Transfers	Fair	instruments
Year ended	value,	unrealized		issuances	into and/or	value,	held at
December 31, 2009	January 1,	gains/		settlements,	out of	December 31,	December 31,
(in millions)	2009	(losses)		net	level 3(e)	2009	2009

Assets:
Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies	$163	$(38)		$62	$73	$260	$(38)
Residential – nonagency	3,339	(782)		(245)	(1,197)	1,115	(871)
Commercial – nonagency	2,487	(242)		(325)	(150)	1,770	(313)

Total mortgage-backed securities	5,989	(1,062)		(508)	(1,274)	3,145	(1,222)
Obligations of U.S. states and municipalities	2,641	(22)		(648)	—	1,971	(123)
Non-U.S. government debt securities	707	38		(75)	64	734	34
Corporate debt securities	5,280	38		(3,416)	3,339	5,241	(72)
Loans	17,091	(871)		(3,497)	495	13,218	(1,167)
Asset-backed securities	7,106	1,436		(378)	(189)	7,975	734

Total debt instruments	38,814	(443)		(8,522)	2,435	32,284	(1,816)
Equity securities	1,380	(149)		(512)	1,237	1,956	(51)
Other	1,226	(79)		(253)	32	926	(119)

Total debt and equity instruments	41,420	(671	)(a)	(9,287)	3,704	35,166	(1,986	)(a)

Total net derivative receivables	9,507	(11,406	)(a)	(3,448)	16,699	11,352	(10,835	)(a)
Available-for-sale securities:
Asset-backed securities	11,447	(2)		1,112	175	12,732	(48)
Other	944	(269)		302	(516)	461	43

Total available-for-sale securities	12,391	(271	)(b)	1,414	(341)	13,193	(5	)(b)

Loans	2,667	(448	)(a)	(1,906)	677	990	(488	)(a)
Mortgage servicing rights	9,403	5,807	(c)	321	—	15,531	5,807	(c)
Other assets:
Private equity investments	6,369	(407	)(a)	582	19	6,563	(369	)(a)
All other(g)	8,114	(676	)(d)	2,439	(356)	9,521	(612	)(d)

							Change in
							unrealized
							(gains)/
							losses
	Fair value measurements using significant unobservable inputs						related to
	Fair	Total					financial
	value	realized/		Purchases,	Transfers		instruments
Year ended	at	unrealized		issuances	into and/or	Fair value at	held at
December 31, 2009	January 1,	(gains)/		settlements,	out of	December 31,	December 31,
(in millions)	2009	losses		net	level 3(e)	2009	2009

Liabilities(f):
Deposits	$1,235	$47	(a)	$(870)	$64	$476	$(36	)(a)
Other borrowed funds	101	(73	)(a)	621	(107)	542	9	(a)
Trading liabilities:
Debt and equity instruments	288	64	(a)	(339)	(3)	10	12	(a)
Accounts payable and other liabilities	—	(55	)(a)	410	—	355	(29	)(a)
Beneficial interests issued by consolidated VIEs	—	344	(a)	(598)	879	625	327	(a)
Long-term debt	16,548	1,367	(a)	(2,738)	3,110	18,287	1,728	(a)

							Change in
							unrealized
							gains/
							(losses)
	Fair value measurements using significant unobservable inputs						related to
		Total				Fair	financial
	Fair	realized/		Purchases,	Transfers	value	instruments
Year ended	value at	unrealized		issuances	into and/or	at	held at
December 31, 2008	January 1,	gains/		settlements,	out of	December 31,	December 31,
(in millions)	2008	(losses)		net	level 3(e)	2008	2008

Assets:
Trading assets:
Debt and equity instruments	$24,066	$(12,805	)(a)	$6,201	$23,958	$41,420	$(9,860	)(a)
Total net derivative receivables	633	4,556	(a)	2,290	2,028	9,507	1,814	(a)
Available-for-sale securities	101	(1,232	)(b)	3,772	9,750	12,391	(422	)(b)
Loans	8,380	(1,547	)(a)	12	(4,178)	2,667	(1,324	)(a)
Mortgage servicing rights	8,632	(6,933	)(c)	7,704	—	9,403	(6,933	)(c)
Other assets:
Private equity investments	6,763	(638	)(a)	320	(76)	6,369	(1,089	)(a)
All other(g)	5,978	(940	)(d)	2,787	289	8,114	(753	)(d)

							Change in
							unrealized
							(gains)/
							losses
	Fair value measurements using significant unobservable inputs						related to
	Fair					Fair	financial
	value	Total		Purchases,	Transfers	Value	instruments
Year ended	at	realized/		issuances	into and/or	at	held at
December 31, 2008	January 1,	unrealized		settlements,	out of	December 31,	December 31,
(in millions)	2008	(gains)/losses		net	level 3(e)	2008	2008

Liabilities(f):
Deposits	$1,161	$(57	)(a)	$79	$52	$1,235	$(69	)(a)
Other borrowed funds	105	(7	)(a)	53	(50)	101	(24	)(a)
Trading liabilities:
Debt and equity instruments	480	(73	)(a)	(33)	(86)	288	(125	)(a)
Accounts payable and other liabilities	25	(25	)(a)	—	—	—	—
Beneficial interests issued by consolidated VIEs	82	(24	)(a)	(603)	545	—	—
Long-term debt	21,938	(4,502	)(a)	(1,717)	829	16,548	(3,682	)(a)

(a)	Predominantly reported in principal transactions revenue, except for changes in fair value for Retail Financial Services mortgage loans originated with the intent to sell, which are reported in mortgage fees and related income.

(b)	Realized gains and losses on available-for-sale securities, as well as other-than-temporary impairment losses that are recorded in earnings, are reported in securities gains. Unrealized gains and losses are reported in other comprehensive income.

(c)	Changes in fair value for Retail Financial Services mortgage servicing rights are reported in mortgage fees and related income.

(d)	Predominantly reported in other income.

(e)	All transfers into and/or out of level 3 are assumed to occur at the beginning of the reporting period.

(f)	Level 3 liabilities as a percentage of total Firm liabilities accounted for at fair value (including liabilities measured at fair value on a nonrecurring basis) were 22%, 29% and 25% at December 31, 2010, 2009 and 2008, respectively.

(g)	Includes certain assets that are classified within accrued interest receivable and other assets on the Consolidated Balance Sheet at December 31, 2009 and 2008.
Assets and liabilities measured at fair value on a nonrecurring basis
Certain assets, liabilities and unfunded lending-related commitments are measured at fair value on a nonrecurring basis; that is, they are not measured at fair value on an ongoing basis but instead are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The following tables present the assets and liabilities carried on the Consolidated Balance Sheets by caption and level within the valuation hierarchy (as described above) as of December 31, 2010 and 2009, for which a nonrecurring change in fair value has been recorded during the reporting period.

	Fair value hierarchy
December 31, 2010 (in millions)	Level 1(d)	Level 2(d)	Level 3(d)	Total fair value

Loans retained(a)	$—	$5,484	$690	$6,174
Loans held-for-sale(b)	—	312	3,200	3,512

Total loans	—	5,796	3,890	9,686

Other real estate owned	—	78	311	389
Other assets	—	—	2	2

Total other assets	—	78	313	391

Total assets at fair value on a nonrecurring basis	$—	$5,874	$4,203	$10,077

Accounts payable and other liabilities(c)	$—	$53	$18	$71

Total liabilities at fair value on a nonrecurring basis	$—	$53	$18	$71

	Fair value hierarchy
December 31, 2009 (in millions)	Level 1	Level 2	Level 3	Total fair value

Loans retained(a)	$—	$4,544	$1,137	$5,681
Loans held-for-sale(b)	—	601	1,029	1,630

Total loans	—	5,145	2,166	7,311
Other real estate owned	—	307	387	694
Other assets	—	—	184	184

Total other assets	—	307	571	878

Total assets at fair value on a nonrecurring basis	$—	$5,452	$2,737	$8,189

Accounts payable and other liabilities(c)	$—	$87	$39	$126

Total liabilities at fair value on a nonrecurring basis	$—	$87	$39	$126

(a)	Reflects mortgage, home equity and other loans where the carrying value is based on the fair value of the underlying collateral.

(b)	Predominantly includes credit card loans at December 31, 2010. Predominantly includes leveraged lending loans at December 31, 2009. Loans held-for-sale are carried on the Consolidated Balance Sheets at the lower of cost or fair value.

(c)	Represents, at December 31, 2010 and 2009, fair value adjustments associated with $517 million and $648 million, respectively, of unfunded held-for-sale lending-related commitments within the leveraged lending portfolio.

(d)	In the year ended December 31, 2010, transfers between levels 1, 2 and 3 were not significant.
The method used to estimate the fair value of impaired collateral-dependent loans, and other loans where the carrying value is based on the fair value of the underlying collateral (e.g., residential mortgage loans charged off in accordance with regulatory guidance), depends on the type of collateral (e.g., securities, real estate, nonfinancial assets) underlying the loan. Fair value of the collateral is estimated based on quoted market prices, broker quotes or independent appraisals, or by using a DCF model. For further information, see Note 15 on pages 239–243 of this Annual Report.
Nonrecurring fair value changes
The following table presents the total change in value of assets and liabilities for which a fair value adjustment has been included in the Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, related to financial instruments held at those dates.

Year ended December 31,
(in millions)	2010	2009	2008

Loans retained	$(3,413)	$(3,550)	$(1,159)
Loans held-for-sale	29	(389)	(2,728)

Total loans	(3,384)	(3,939)	(3,887)

Other assets	25	(104)	(685)
Accounts payable and other liabilities	6	31	(285)

Total nonrecurring fair value gains/(losses)	$(3,353)	$(4,012)	$(4,857)

In the above table, loans predominantly include: (1) mortgage, home equity, and other loans where changes in the carrying value are based on the fair value of the underlying collateral; and (2) the change in fair value for leveraged lending loans carried on the Consolidated Balance Sheets at the lower of cost or fair value. Accounts payable and other liabilities predominantly include the change in fair value for unfunded lending-related commitments within the leveraged lending portfolio.
Level 3 analysis
Level 3 assets at December 31, 2010, predominantly include derivative receivables, mortgage servicing rights (“MSRs”), collateralized loan obligations (“CLOs”) held within the available-for-sale securities portfolio, trading loans, asset-backed trading securities and private equity investments.
•	Derivative receivables included $35.3 billion of interest rate, credit, foreign exchange, equity and commodity contracts classified within level 3 at December 31, 2010. Included within this balance was $11.6 billion of structured credit derivatives with corporate debt underlying. In assessing the Firm’s risk exposure to structured credit derivatives, the Firm believes consideration should also be given to derivative liabilities with similar, and therefore offsetting, risk profiles. At December 31, 2010, $5.6 billion of level 3 derivative liabilities had risk characteristics similar to those of the derivative receivable assets classified in level 3.

•	Mortgage servicing rights represent the fair value of future cash flows for performing specified mortgage servicing activities for others (predominantly with respect to residential mortgage loans). For a further description of the MSR asset, interest rate risk management and the valuation methodology used for MSRs, including valuation assumptions and sensitivities, see Note 17 on pages 260–263 of this Annual Report.

•	CLOs totaling $13.5 billion were securities backed by corporate loans held in the Firm’s AFS securities portfolio. Substantially all of these securities are rated “AAA,” “AA” and “A” and had an average credit enhancement of 30%. Credit enhancement in CLOs is primarily in the form of subordination, which is a form of structural credit enhancement where realized losses associated with assets held by an issuing vehicle are allocated to issued tranches considering their relative seniority. For further discussion, see Note 12 on pages 214–218 of this Annual Report.

•	Trading loans totaling $13.1 billion included $4.4 billion of nonagency residential mortgage whole loans and commercial mortgage loans held in IB for which there is limited price transparency; and $4.0 billion of reverse mortgages for which the principal risk sensitivities are mortality risk and home prices. The fair value of the commercial and residential mortgage loans is estimated by projecting expected cash flows, considering relevant borrower-specific and market factors, and discounting those cash flows at a rate reflecting current market liquidity. Loans are partially hedged by level 2 instruments, including credit default swaps and interest rate derivatives, which are observable and liquid.
Consolidated Balance Sheets changes
Level 3 assets (including assets measured at fair value on a nonrecurring basis) were 5% of total Firm assets at December 31, 2010.
The following describes significant changes to level 3 assets during the year.
For the year ended December 31, 2010
Level 3 assets decreased by  $15.5 billion during 2010, due to the following:
•	$11.4 billion decrease in derivative receivables, predominantly driven by changes in credit spreads;
•	A net decrease of $3.5 billion due to the adoption of new accounting guidance related to VIEs. As a result of the adoption of the new guidance, there was a decrease of $5.0 billion in accrued interest and accounts receivable related to retained securitization interests in Firm-sponsored credit card securitization trusts that were eliminated upon consolidation, partially offset by an increase of $1.5 billion in trading debt and equity instruments;
•	$2.8 billion decrease in trading assets – debt and equity instruments, driven by sales, securitizations and transfers of trading loans to level 2 due to increased price transparency;
•	$1.9 billion decrease in MSRs. For a further discussion of the change, refer to Note 17 on pages 260–263 of this Annual Report;
•	$2.2 billion increase in nonrecurring loans held-for-sale, largely driven by an increase in credit card loans;
•	$1.3 billion increase in private equity investments, largely driven by additional follow-on investments and net gains in the portfolio; and
•	$1.0 billion increase in asset-backed AFS securities, predominantly driven by purchases of CLOs.
Gains and Losses
Gains and losses included in the tables for 2010, 2009 and 2008 included:
2010
Included in the tables for the year ended December 31, 2010
•	$2.3 billion of losses on MSRs; and
•	$1.0 billion gain in private equity, largely driven by gains on investments in the portfolio.
2009
Included in the tables for the year ended December 31, 2009
•	$11.4 billion of net losses on derivatives, primarily related to the tightening of credit spreads;
•	Net losses on trading – debt and equity instruments of $671 million, consisting of $2.1 billion of losses, primarily related to residential and commercial loans and MBS, principally driven by markdowns and sales, partially offset by gains of $1.4 billion, reflecting increases in the fair value of other ABS;
•	$5.8 billion of gains on MSRs; and
•	$1.4 billion of losses related to structured note liabilities, predominantly due to volatility in the equity markets.
2008
Included in the tables for the year ended December 31, 2008
•	Losses on trading-debt and equity instruments of approximately $12.8 billion, principally from mortgage-related transactions and auction-rate securities;
•	Losses of $6.9 billion on MSRs;
•	Losses of approximately $3.9 billion on leveraged loans;
•	Net gains of $4.6 billion related to derivatives, principally due to changes in credit spreads and rate curves;
•	Gains of $4.5 billion related to structured notes, principally due to significant volatility in the fixed income, commodities and equity markets; and
•	Private equity losses of $638 million.
For further information on changes in the fair value of the MSRs, see Note 17 on pages 260–263 of this Annual Report.
Credit adjustments
When determining the fair value of an instrument, it may be necessary to record a valuation adjustment to arrive at an exit price under U.S. GAAP. Valuation adjustments include, but are not limited to, amounts to reflect counterparty credit quality and the Firm’s own creditworthiness. The market’s view of the Firm’s credit quality is reflected in credit spreads observed in the credit default swap market. For a detailed discussion of the valuation adjustments the Firm considers, see the valuation discussion at the beginning of this Note.
The following table provides the credit adjustments, excluding the effect of any hedging activity, reflected within the Consolidated Balance Sheets as of the dates indicated.

December 31,
(in millions)	2010	2009

Derivative receivables balance	$80,481	$80,210
Derivatives CVA(a)	(4,362)	(3,697)
Derivative payables balance	69,219	60,125
Derivatives DVA	(882)	(841	)(d)
Structured notes balance(b)(c)	53,139	59,064
Structured notes DVA	(1,153)	(685	)(d)

(a)	Derivatives credit valuation adjustments (“CVA”), gross of hedges, includes results managed by credit portfolio and other lines of business within IB.

(b)	Structured notes are recorded within long-term debt, other borrowed funds or deposits on the Consolidated Balance Sheets, based on the tenor and legal form of the note.

(c)	Structured notes are measured at fair value based on the Firm’s election under the fair value option. For further information on these elections, see Note 4 on pages 187–189 of this Annual Report.

(d)	The prior period has been revised.

The following table provides the impact of credit adjustments on earnings in the respective periods, excluding the effect of any hedging activity.

Year ended December 31,
(in millions)	2010	2009		2008

Credit adjustments:
Derivative CVA(a)	$(665)	$5,869		$(7,561)
Derivative DVA	41	(548	)(c)	789
Structured note DVA(b)	468	(1,748	)(c)	1,211

(a)	Derivatives CVA, gross of hedges, includes results managed by credit portfolio and other lines of business within IB.

(b)	Structured notes are measured at fair value based on the Firm’s election under the fair value option. For further information on these elections, see Note 4 on pages 187–189 of this Annual Report.

(c)	The 2009 prior period has been revised.
Additional disclosures about the fair value of financial instruments (including financial instruments not carried at fair value)
U.S. GAAP requires disclosure of the estimated fair value of certain financial instruments, and the methods and significant assumptions used to estimate their fair value. Financial instruments within the scope of these disclosure requirements are included in the following table. However, certain financial instruments and all nonfinancial instruments are excluded from the scope of these disclosure requirements. Accordingly, the fair value disclosures provided in the following table include only a partial estimate of the fair value of JPMorgan Chase’s assets and liabilities.
For example, the Firm has developed long-term relationships with its customers through its deposit base and credit card accounts, commonly referred to as core deposit intangibles and credit card relationships. In the opinion of management, these items, in the aggregate, add significant value to JPMorgan Chase, but their fair value is not disclosed in this Note.
Financial instruments for which carrying value approximates fair value
Certain financial instruments that are not carried at fair value on the Consolidated Balance Sheets are carried at amounts that approximate fair value, due to their short-term nature and generally negligible credit risk. These instruments include cash and due from banks; deposits with banks; federal funds sold; securities purchased under resale agreements and securities borrowed with short-dated maturities; short-term receivables and accrued interest receivable; commercial paper; federal funds purchased; securities loaned and sold under repurchase agreements with short-dated maturities; other borrowed funds (excluding advances from the Federal Home Loan Banks (“FHLBs”)); accounts payable; and accrued liabilities. In addition, U.S. GAAP requires that the fair value for deposit liabilities with no stated maturity (i.e., demand, savings and certain money market deposits) be equal to their carrying value; recognition of the inherent funding value of these instruments is not permitted.

The following table presents the carrying value and estimated fair values of financial assets and liabilities.

	2010			2009
	Carrying	Estimated	Appreciation/	Carrying	Estimated	Appreciation/
December 31, (in billions)	value	fair value	(depreciation)	value	fair value	(depreciation)

Financial assets
Assets for which fair value approximates carrying value	$49.2	$49.2	$—	$89.4	$89.4	$—
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	70.1	70.1	—	67.4	67.4	—
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	222.6	222.6	—	195.4	195.4	—
Securities borrowed (included $14.0 and $7.0 at fair value)	123.6	123.6	—	119.6	119.6	—
Trading assets	489.9	489.9	—	411.1	411.1	—
Securities (included $316.3 and $360.4 at fair value)	316.3	316.3	—	360.4	360.4	—
Loans (included $2.0 and $1.4 at fair value)(a)(b)	660.7	663.5	2.8	601.9	598.3	(3.6)
Mortgage servicing rights at fair value	13.6	13.6	—	15.5	15.5	—
Other (included $18.2 and $19.2 at fair value)	64.9	65.0	0.1	73.4	73.2	(0.2)

Total financial assets	$2,010.9	$2,013.8	$2.9	$1,934.1	$1,930.3	$(3.8)

Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	$930.4	$931.5	$(1.1)	$938.4	$939.5	$(1.1)
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	276.6	276.6	—	261.4	261.4	—
Commercial paper	35.4	35.4	—	41.8	41.8	—
Other borrowed funds (included $9.9 and $5.6 at fair value)	57.3	57.2	0.1	55.7	55.9	(0.2)
Trading liabilities	146.2	146.2	—	125.1	125.1	—
Accounts payable and other liabilities (included $0.2 and $0.4 at fair value)	138.2	138.2	—	136.8	136.8	—
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	77.6	77.9	(0.3)	15.2	15.2	—
Long-term debt and junior subordinated deferrable interest debentures (included $38.8 and $49.0 at fair value)	247.7	249.0	(1.3)	266.3	268.4	(2.1)

Total financial liabilities	$1,909.4	$1,912.0	$(2.6)	$1,840.7	$1,844.1	$(3.4)

Net appreciation/(depreciation)			$0.3			$(7.2)

(a)	For originated or purchased loans held for investment, other than PCI loans, the carrying value is the principal amount outstanding, net of the allowance for loan losses, net charge-offs, interest applied to principal (for loans accounted for on the cost recovery method), unamortized discounts and premiums, and deferred loan fees or costs. For a further discussion of the Firm’s loan accounting framework, see Note 14 on pages 220–238 of this Annual Report.

(b)	Fair value is typically estimated using a discounted cash flow model that incorporates the characteristics of the underlying loans (including principal, contractual interest rate and contractual fees) and key inputs, including expected lifetime credit losses, interest rates, prepayment rates, and primary origination or secondary market spreads. The difference between the estimated fair value and carrying value is the result of the different methodologies used to determine fair value as compared to carrying value. For example, credit losses are estimated for the asset’s remaining life in a fair value calculation but are estimated for a loss emergence period in a loan loss reserve calculation; future loan income (interest and fees) is incorporated in a fair value calculation but is generally not considered in a loan loss reserve calculation. For a further discussion of the Firm’s methodologies for estimating the fair value of loans and lending-related commitments, see pages 171–173 of this Note.
The majority of the Firm’s unfunded lending-related commitments are not carried at fair value on a recurring basis on the Consolidated Balance Sheets, nor are they actively traded. The carrying value and estimated fair value of the Firm’s wholesale lending-related commitments were as follows for the periods indicated.

	2010		2009
	Carrying	Estimated	Carrying	Estimated
December 31, (in billions)	value(a)	fair value	value(a)	fair value

Wholesale lending-related commitments	$0.7	$0.9	$0.9	$1.3

(a)	Represents the allowance for wholesale unfunded lending-related commitments. Excludes the current carrying values of the guarantee liability and the offsetting asset each recognized at fair value at the inception of guarantees.
The Firm does not estimate the fair value of consumer lending-related commitments. In many cases, the Firm can reduce or cancel these commitments by providing the borrower prior notice or, in some cases, without notice as permitted by law. For a further discussion of the valuation of lending-related commitments, see pages 171–173 of this Note.

Trading assets and liabilities
Trading assets include debt and equity instruments held for trading purposes that JPMorgan Chase owns (“long” positions), certain loans managed on a fair value basis and for which the Firm has elected the fair value option, and physical commodities inventories that are generally accounted for at the lower of cost or fair value. Trading liabilities include debt and equity instruments that the Firm has sold to other parties but does not own (“short” positions). The Firm is obligated to purchase instruments at a future date to cover the short positions. Included in trading assets and trading liabilities are the reported receivables (unrealized gains) and payables (unrealized losses) related to derivatives. Trading assets and liabilities are carried at fair value on the Consolidated Balance Sheets. Balances reflect the reduction of securities owned (long positions) by the amount of securities sold but not yet purchased (short positions) when the long and short positions have identical Committee on Uniform Security Identification Procedures (“CUSIPs”).
Trading assets and liabilities–average balances
Average trading assets and liabilities were as follows for the periods indicated.

Year ended December 31, (in millions)	2010	2009	2008

Trading assets – debt and equity instruments(a)	$354,441	$318,063	$384,102
Trading assets – derivative receivables	84,676	110,457	121,417
Trading liabilities – debt and equity instruments(a)(b)	78,159	60,224	78,841
Trading liabilities – derivative payables	65,714	77,901	93,200

(a)	Balances reflect the reduction of securities owned (long positions) by the amount of securities sold, but not yet purchased (short positions) when the long and short positions have identical CUSIPs.
(b)	Primarily represent securities sold, not yet purchased.

Fair Value Option	12 Months Ended
Dec. 31, 2010
Fair Value Option [Abstract]
Fair Value Option
Note 4 – Fair value option
The fair value option provides an option to elect fair value as an alternative measurement for selected financial assets, financial liabilities, unrecognized firm commitments, and written loan commitments not previously carried at fair value.
Elections
Elections were made by the Firm to:
•	Mitigate income statement volatility caused by the differences in the measurement basis of elected instruments (for example, certain instruments elected were previously accounted for on an accrual basis) while the associated risk management arrangements are accounted for on a fair value basis;
•	Eliminate the complexities of applying certain accounting models (e.g., hedge accounting or bifurcation accounting for hybrid instruments); and
•	Better reflect those instruments that are managed on a fair value basis.
Elections include the following:
•	Loans purchased or originated as part of securitization warehousing activity, subject to bifurcation accounting, or managed on a fair value basis.
•	Securities financing arrangements with an embedded derivative and/or a maturity of greater than one year.
•	Owned beneficial interests in securitized financial assets that contain embedded credit derivatives, which would otherwise be required to be separately accounted for as a derivative instrument.
•	Certain tax credits and other equity investments acquired as part of the Washington Mutual transaction.
•	Structured notes issued as part of IB’s client-driven activities. (Structured notes are financial instruments that contain embedded derivatives.)
•	Long-term beneficial interests issued by IB’s consolidated securitization trusts where the underlying assets are carried at fair value.

Changes in fair value under the fair value option election
The following table presents the changes in fair value included in the Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, for items for which the fair value election was made. The profit and loss information presented below only includes the financial instruments that were elected to be measured at fair value; related risk management instruments, which are required to be measured at fair value, are not included in the table.

	2010				2009				2008
				Total changes				Total changes				Total changes
	Principal	Other		in fair value	Principal	Other		in fair value	Principal	Other		in fair value
December 31, (in millions)	transactions	income		recorded	transactions	income		recorded	transactions	income		recorded

Federal funds sold and securities purchased under resale agreements	$173	$—		$173	$(553)	$—		$(553)	$1,139	$—		$1,139
Securities borrowed	31	—		31	82	—		82	29	—		29

Trading assets:
Debt and equity instruments, excluding loans	556	(2	)(c)	554	619	25	(c)	644	(870)	(58	)(c)	(928)
Loans reported as trading assets:
Changes in instrument- specific credit risk	1,279	(6	)(c)	1,273	(300)	(177	)(c)	(477)	(9,802)	(283	)(c)	(10,085)
Other changes in fair value	(312)	4,449	(c)	4,137	1,132	3,119	(c)	4,251	696	1,178	(c)	1,874
Loans:
Changes in instrument-specific credit risk	95	—		95	(78)	—		(78)	(1,991)	—		(1,991)
Other changes in fair value	90	—		90	(343)	—		(343)	(42)	—		(42)
Other assets	—	(263	)(d)	(263)	—	(731	)(d)	(731)	—	(660	)(d)	(660)

Deposits(a)	(564)	—		(564)	(770)	—		(770)	(132)	—		(132)
Federal funds purchased and securities loaned or sold under repurchase agreements	(29)	—		(29)	116	—		116	(127)	—		(127)
Other borrowed funds(a)	123	—		123	(1,287)	—		(1,287)	1,888	—		1,888
Trading liabilities	(23)	—		(23)	(3)	—		(3)	35	—		35
Beneficial interests issued by consolidated VIEs	(12)	—		(12)	(351)	—		(351)	355	—		355
Other liabilities	(9)	8	(d)	(1)	64	—		64	—	—		—
Long-term debt:
Changes in instrument-specific credit risk(a)	400	—		400	(1,704)	—		(1,704)	1,174	—		1,174
Other changes in fair value(b)	1,297	—		1,297	(2,393)	—		(2,393)	16,202	—		16,202

(a)	Total changes in instrument-specific credit risk related to structured notes were $468 million, $(1.7) billion and $1.2 billion for the years ended December 31, 2010, 2009 and 2008, respectively. These totals include adjustments for structured notes classified within deposits and other borrowed funds, as well as long-term debt. The 2009 prior period has been revised.

(b)	Structured notes are debt instruments with embedded derivatives that are tailored to meet a client’s need for derivative risk in funded form. The embedded derivative is the primary driver of risk. The 2008 gain included in “Other changes in fair value” results from a significant decline in the value of certain structured notes where the embedded derivative is principally linked to either equity indices or commodity prices, both of which declined sharply during the third quarter of 2008. Although the risk associated with the structured notes is actively managed, the gains reported in this table do not include the income statement impact of such risk management instruments.

(c)	Reported in mortgage fees and related income.

(d)	Reported in other income.
Determination of instrument-specific credit risk for items for which a fair value election was made
The following describes how the gains and losses included in earnings during 2010, 2009 and 2008, which were attributable to changes in instrument-specific credit risk, were determined.
•	Loans and lending-related commitments: For floating-rate instruments, all changes in value are attributed to instrument-specific credit risk. For fixed-rate instruments, an allocation of the changes in value for the period is made between those changes in value that are interest rate-related and changes in value that are credit-related. Allocations are generally based on an analysis of borrower-specific credit spread and recovery information, where available, or benchmarking to similar entities or industries.
•	Long-term debt: Changes in value attributable to instrument-specific credit risk were derived principally from observable changes in the Firm’s credit spread.
•	Resale and repurchase agreements, securities borrowed agreements and securities lending agreements: Generally, for these types of agreements, there is a requirement that collateral be maintained with a market value equal to or in excess of the principal amount loaned; as a result, there would be no adjustment or an immaterial adjustment for instrument-specific credit risk related to these agreements.

Difference between aggregate fair value and aggregate remaining contractual principal balance outstanding
The following table reflects the difference between the aggregate fair value and the aggregate remaining contractual principal balance outstanding as of December 31, 2010 and 2009, for loans, long-term debt and long-term beneficial interests for which the fair value option has been elected.

	2010				2009
				Fair value				Fair value
				over/(under)				over/(under)
	Contractual			contractual	Contractual			contractual
	principal			principal	principal			principal
December 31, (in millions)	outstanding		Fair value	outstanding	outstanding		Fair value	outstanding

Loans
Performing loans 90 days or more past due
Loans reported as trading assets	$—		$—	$—	$—		$—	$—
Loans	—		—	—	—		—	—
Nonaccrual loans
Loans reported as trading assets	5,246		1,239	(4,007)	7,264		2,207	(5,057)
Loans	927		132	(795)	1,126		151	(975)

Subtotal	6,173		1,371	(4,802)	8,390		2,358	(6,032)
All other performing loans
Loans reported as trading assets	39,490		33,641	(5,849)	35,095		29,341	(5,754)
Loans	2,496		1,434	(1,062)	2,147		1,000	(1,147)

Total loans	$48,159		$36,446	$(11,713)	$45,632		$32,699	$(12,933)

Long-term debt
Principal-protected debt	$20,761	(b)	$21,315	$554	$26,765	(b)	$26,378	$(387)
Nonprincipal-protected debt(a)	NA		17,524	NA	NA		22,594	NA

Total long-term debt	NA		$38,839	NA	NA		$48,972	NA

Long-term beneficial interests
Principal-protected debt	$49		$49	$—	$90		$90	$—
Nonprincipal-protected debt(a)	NA		1,446	NA	NA		1,320	NA

Total long-term beneficial interests	NA		$1,495	NA	NA		$1,410	NA

(a)	Remaining contractual principal is not applicable to nonprincipal-protected notes. Unlike principal-protected notes, for which the Firm is obligated to return a stated amount of principal at the maturity of the note, nonprincipal-protected notes do not obligate the Firm to return a stated amount of principal at maturity, but to return an amount based on the performance of an underlying variable or derivative feature embedded in the note.

(b)	Where the Firm issues principal-protected zero-coupon or discount notes, the balance reflected as the remaining contractual principal is the final principal payment at maturity.
At December 31, 2010 and 2009, the contractual amount of letters of credit for which the fair value option was elected was  $3.8 billion and  $3.7 billion, respectively, with a corresponding fair value of  $6 million at both December 31, 2010 and 2009. For further information regarding off-balance sheet commitments, see Note 30 on pages 275–280 of this Annual Report.

Credit risk concentrations	12 Months Ended
Dec. 31, 2010
Credit risk concentrations [Abstract]
Credit risk concentrations
Note 5 – Credit risk concentrations
Concentrations of credit risk arise when a number of customers are engaged in similar business activities or activities in the same geographic region, or when they have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic conditions.
JPMorgan Chase regularly monitors various segments of its credit portfolio to assess potential concentration risks and to obtain collateral when deemed necessary. Senior management is significantly involved in the credit approval and review process, and risk levels are adjusted as needed to reflect management’s risk tolerance.
In the Firm’s wholesale portfolio, risk concentrations are evaluated primarily by industry and monitored regularly on both an aggregate portfolio level and on an individual customer basis. Management of the Firm’s wholesale exposure is accomplished through loan syndication and participation, loan sales, securitizations, credit derivatives, use of master netting agreements, and collateral and other risk-reduction techniques. In the consumer portfolio, concentrations are evaluated primarily by product and by U.S. geographic region, with a key focus on trends and concentrations at the portfolio level, where potential risk concentrations can be remedied through changes in underwriting policies and portfolio guidelines.
The Firm does not believe that its exposure to any particular loan product (e.g., option ARMs), industry segment (e.g., commercial real estate) or its exposure to residential real estate loans with high loan-to-value ratios results in a significant concentration of credit risk. Terms of loan products and collateral coverage are included in the Firm’s assessment when extending credit and establishing its allowance for loan losses.
For further information regarding on–balance sheet credit concentrations by major product and/or geography, see Notes 14 and 15 on pages 220–238 and 239–243, respectively, of this Annual Report. For information regarding concentrations of off–balance sheet lending-related financial instruments by major product, see Note 30 on pages 275–280 of this Annual Report.
Customer receivables representing primarily margin loans to prime and retail brokerage clients of  $32.5 billion and  $15.7 billion at December 31, 2010 and 2009, respectively, are included in the table below. These margin loans are generally over-collateralized through a pledge of assets maintained in clients’ brokerage accounts and are subject to daily minimum collateral requirements. In the event that the collateral value decreases, a maintenance margin call is made to the client to provide additional collateral into the account. If additional collateral is not provided by the client, the client’s positions may be liquidated by the Firm to meet the minimum collateral requirements. As a result of the Firm’s credit risk mitigation practices, the Firm does not hold any reserves for credit impairment on these agreements as of December 31, 2010 and 2009.
The table below presents both on—balance sheet and off—balance sheet wholesale- and consumer-related credit exposure by the Firm’s three portfolio segments as of December 31, 2010, and 2009.

	2010				2009
	Credit	On-balance sheet		Off-balance	Credit	On-balance sheet		Off-balance
December 31, (in millions)	exposure	Loans	Derivatives	sheet(d)	exposure	Loans	Derivatives	sheet(d)

Wholesale(a)
Banks and finance companies	$65,867	$21,562	$20,935	$23,370	$54,053	$14,396	$17,957	$21,700
Real estate	64,351	53,635	868	9,848	68,509	57,195	1,112	10,202
Healthcare	41,093	6,047	2,121	32,925	35,605	4,992	1,917	28,696
State and municipal governments	35,808	6,095	5,148	24,565	34,726	5,687	4,979	24,060
Asset managers	29,364	7,070	7,124	15,170	24,920	5,930	6,640	12,350
Consumer products	27,508	7,921	1,039	18,548	27,004	7,880	1,094	18,030
Oil and gas	26,459	5,701	3,866	16,892	23,322	5,895	2,309	15,118
Utilities	25,911	4,220	3,104	18,587	27,178	5,451	3,073	18,654
Retail and consumer services	20,882	5,876	796	14,210	20,673	5,611	769	14,293
Technology	14,348	2,752	1,554	10,042	14,169	3,802	1,409	8,958
Machinery and equipment manufacturing	13,311	3,601	445	9,265	12,759	3,189	456	9,114
Building materials/construction	12,808	3,285	295	9,228	10,448	3,252	281	6,915
Chemicals/plastics	12,312	3,372	350	8,590	9,870	2,719	392	6,759
Metals/mining	11,426	3,301	1,018	7,107	12,547	3,410	1,158	7,979
Business services	11,247	3,850	370	7,027	10,667	3,627	397	6,643
Central government	11,173	1,146	6,052	3,975	9,557	1,703	5,501	2,353
Media	10,967	3,711	284	6,972	12,379	4,173	329	7,877
Insurance	10,918	1,103	1,660	8,155	13,421	1,292	2,511	9,618
Telecom services	10,709	1,524	1,362	7,823	11,265	2,042	1,273	7,950
Holding companies	10,504	3,885	894	5,725	16,018	4,360	1,042	10,616
Transportation	9,652	3,754	822	5,076	9,749	3,141	1,238	5,370
Securities firms and exchanges	9,415	1,722	5,038	2,655	10,832	3,457	4,796	2,579
Automotive	9,011	2,026	248	6,737	9,357	2,510	357	6,490
Agriculture/paper manufacturing	7,368	1,918	250	5,200	5,801	1,928	251	3,622
Aerospace	5,732	516	197	5,019	5,254	597	79	4,578
All other(b)	140,926	62,917	14,641	63,368	137,359	41,838	18,890	76,631

Subtotal	649,070	222,510	80,481	346,079	627,442	200,077	80,210	347,155

Loans held-for-sale and loans at fair value	5,123	5,123	—	—	4,098	4,098	—	—
Receivables from customers	32,541	—	—	—	15,745	—	—	—
Interests in purchased receivables	391	—	—	—	2,927	—	—	—

Total wholesale	687,125	227,633	80,481	346,079	650,212	204,175	80,210	347,155

Consumer, excluding credit card
Home equity – senior lien	40,436	24,376	—	16,060	46,622	27,376	—	19,246
Home equity – junior lien	92,690	64,009	—	28,681	111,280	74,049	—	37,231
Prime mortgage, including option ARMs(a)	75,805	74,539	—	1,266	77,082	75,428	—	1,654
Subprime mortgage(a)	11,287	11,287	—	—	12,526	12,526	—	—
Auto(a)	53,613	48,367	—	5,246	51,498	46,031	—	5,467
Business banking	26,514	16,812	—	9,702	26,014	16,974	—	9,040
Student and other(a)	15,890	15,311	—	579	16,915	14,726	—	2,189
PCI-Home equity	24,459	24,459	—	—	26,520	26,520	—	—
PCI-Prime mortgage	17,322	17,322	—	—	19,693	19,693	—	—
PCI-Subprime mortgage	5,398	5,398	—	—	5,993	5,993	—	—
PCI-option ARMs	25,584	25,584	—	—	29,039	29,039	—	—
Loans held-for-sale	154	154	—	—	2,142	2,142	—	—

Total consumer, excluding credit card	389,152	327,618	—	61,534	425,324	350,497	—	74,827

Credit Card
Credit card – retained(a)(c)	682,751	135,524	—	547,227	647,899	78,786	—	569,113
Credit card – held-for-sale	2,152	2,152	—	—	—	—	—	—

Total credit card	684,903	137,676	—	547,227	647,899	78,786	—	569,113

Total exposure	$1,761,180	$692,927	$80,481	$954,840	$1,723,435	$633,458	$80,210	$991,095

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts and certain other consumer loan securitization entities, primarily mortgage-related. As a result, related receivables are now recorded as loans on the Consolidated Balance Sheet. For further information, see Note 16 on pages 244–259 of this Annual Report.

(b)	For more information on exposures to SPEs included in all other, see Note 16 on pages 244–259 of this Annual Report.

(c)	Excludes $84.6 billion of securitized credit card receivables at December 31, 2009.

(d)	Represents lending-related financial instruments.

Derivative Instruments	12 Months Ended
Dec. 31, 2010
Derivative Instruments [Abstract]
Derivative Instruments
Note 6 – Derivative instruments
Derivative instruments enable end-users to modify or mitigate exposure to credit or market risks. Counterparties to a derivative contract seek to obtain risks and rewards similar to those that could be obtained from purchasing or selling a related cash instrument without having to exchange upfront the full purchase or sales price. JPMorgan Chase makes markets in derivatives for customers and also uses derivatives to hedge or manage its own market risk exposures. The majority of the Firm’s derivatives are entered into for market-making purposes.
Trading derivatives
The Firm makes markets in a variety of derivatives in its trading portfolios to meet the needs of customers (both dealers and clients) and to generate revenue through this trading activity (“client derivatives”). Customers use derivatives to mitigate or modify interest rate, credit, foreign exchange, equity and commodity risks. The Firm actively manages the risks from its exposure to these derivatives by entering into other derivative transactions or by purchasing or selling other financial instruments that partially or fully offset the exposure from client derivatives. The Firm also seeks to earn a spread between the client derivatives and offsetting positions, and from the remaining open risk positions.
Risk management derivatives
The Firm manages its market risk exposures using various derivative instruments.
Interest rate contracts are used to minimize fluctuations in earnings that are caused by changes in interest rates. Fixed-rate assets and liabilities appreciate or depreciate in market value as interest rates change. Similarly, interest income and expense increase or decrease as a result of variable-rate assets and liabilities resetting to current market rates, and as a result of the repayment and subsequent origination or issuance of fixed-rate assets and liabilities at current market rates. Gains or losses on the derivative instruments that are related to such assets and liabilities are expected to substantially offset this variability in earnings. The Firm generally uses interest rate swaps, forwards and futures to manage the impact of interest rate fluctuations on earnings.
Foreign currency forward contracts are used to manage the foreign exchange risk associated with certain foreign currency–denominated (i.e., non-U.S.) assets and liabilities and forecasted transactions, as well as the Firm’s net investments in certain non-U.S. subsidiaries or branches whose functional currencies are not the U.S. dollar. As a result of fluctuations in foreign currencies, the U.S. dollar–equivalent values of the foreign currency–denominated assets and liabilities or forecasted revenue or expense increase or decrease. Gains or losses on the derivative instruments related to these foreign currency–denominated assets or liabilities, or forecasted transactions, are expected to substantially offset this variability.
Commodities based forward and futures contracts are used to manage the price risk of certain inventory, including gold and base metals, in the Firm’s commodities portfolio. Gains or losses on the forwards and futures are expected to substantially offset the depreciation or appreciation of the related inventory. Also in the commodities portfolio, electricity and natural gas futures and forwards contracts are used to manage price risk associated with energy-related tolling and load-serving contracts and investments.
The Firm uses credit derivatives to manage the counterparty credit risk associated with loans and lending-related commitments. Credit derivatives compensate the purchaser when the entity referenced in the contract experiences a credit event, such as bankruptcy or a failure to pay an obligation when due. For a further discussion of credit derivatives, see the discussion in the Credit derivatives section on pages 197–199 of this Note.
For more information about risk management derivatives, see the risk management derivatives gains and losses table on page 196 of this Annual Report, and the hedge accounting gains and losses tables on pages 194–195 of this Note.
Accounting for derivatives
All free-standing derivatives are required to be recorded on the Consolidated Balance Sheets at fair value. As permitted under U.S. GAAP, the Firm nets derivative assets and liabilities, and the related cash collateral received and paid, when a legally enforceable master netting agreement exists between the Firm and the derivative counterparty. The accounting for changes in value of a derivative depends on whether or not the transaction has been designated and qualifies for hedge accounting. Derivatives that are not designated as hedges are marked to market through earnings. The tabular disclosures on pages 192–199 of this Note provide additional information on the amount of, and reporting for, derivative assets, liabilities, gains and losses. For further discussion of derivatives embedded in structured notes, see Notes 3 and 4 on pages 170–187 and 187–189, respectively, of this Annual Report.
Derivatives designated as hedges
The Firm applies hedge accounting to certain derivatives executed for risk management purposes – generally interest rate, foreign exchange and gold and base metal derivatives. However, JPMorgan Chase does not seek to apply hedge accounting to all of the derivatives involved in the Firm’s risk management activities. For example, the Firm does not apply hedge accounting to purchased credit default swaps used to manage the credit risk of loans and commitments, because of the difficulties in qualifying such contracts as hedges. For the same reason, the Firm does not apply hedge accounting to certain interest rate and commodity derivatives used for risk management purposes.
To qualify for hedge accounting, a derivative must be highly effective at reducing the risk associated with the exposure being hedged. In addition, for a derivative to be designated as a hedge, the risk management objective and strategy must be documented. Hedge documentation must identify the derivative hedging instrument, the asset or liability or forecasted transaction and type of risk to be hedged, and how the effectiveness of the derivative is assessed prospectively and retrospectively. To assess effectiveness, the Firm uses statistical methods such as regression analysis, as well as nonstatistical methods including dollar-value comparisons of the change in the fair value of the derivative to the change in the fair value or cash flows of the hedged item. The extent to which a derivative has been, and is expected to continue to be, effective at offsetting changes in the fair value or cash flows of the hedged item must be assessed and documented at least quarterly. Any hedge ineffectiveness (i.e., the amount by which the gain or loss on the designated derivative instrument does not exactly offset the change in the hedged item attributable to the hedged risk) must be reported in current-period earnings. If it is determined that a derivative is not highly effective at hedging the designated exposure, hedge accounting is discontinued.
There are three types of hedge accounting designations: fair value hedges, cash flow hedges and net investment hedges. JPMorgan Chase uses fair value hedges primarily to hedge fixed-rate long-term debt, AFS securities and gold and base metal inventory. For qualifying fair value hedges, the changes in the fair value of the derivative, and in the value of the hedged item, for the risk being hedged, are recognized in earnings. If the hedge relationship is terminated, then the fair value adjustment to the hedged item continues to be reported as part of the basis of the hedged item and for interest-bearing instruments is amortized to earnings as a yield adjustment. Derivative amounts affecting earnings are recognized consistent with the classification of the hedged item – primarily net interest income and principal transactions revenue.
JPMorgan Chase uses cash flow hedges to hedge the exposure to variability in cash flows from floating-rate financial instruments and forecasted transactions, primarily the rollover of short-term assets and liabilities, and foreign currency–denominated revenue and expense. For qualifying cash flow hedges, the effective portion of the change in the fair value of the derivative is recorded in other comprehensive income/(loss) (“OCI”) and recognized in the Consolidated Statements of Income when the hedged cash flows affect earnings. Derivative amounts affecting earnings are recognized consistent with the classification of the hedged item – primarily interest income, interest expense, noninterest revenue and compensation expense. The ineffective portions of cash flow hedges are immediately recognized in earnings. If the hedge relationship is terminated, then the value of the derivative recorded in accumulated other comprehensive income/(loss) (“AOCI”) is recognized in earnings when the cash flows that were hedged affect earnings. For hedge relationships that are discontinued because a forecasted transaction is not expected to occur according to the original hedge forecast, any related derivative values recorded in AOCI are immediately recognized in earnings.
JPMorgan Chase uses foreign currency hedges to protect the value of the Firm’s net investments in certain non-U.S. subsidiaries or branches whose functional currencies are not the U.S. dollar. For foreign currency qualifying net investment hedges, changes in the fair value of the derivatives are recorded in the translation adjustments account within AOCI.
Notional amount of derivative contracts
The following table summarizes the notional amount of derivative contracts outstanding as of December 31, 2010 and 2009.

	Notional amounts(b)
December 31, (in billions)	2010	2009

Interest rate contracts
Swaps	$46,299	$47,663
Futures and forwards	9,298	6,986
Written options	4,075	4,553
Purchased options	3,968	4,584

Total interest rate contracts	63,640	63,786

Credit derivatives(a)	5,472	5,994

Foreign exchange contracts
Cross-currency swaps	2,568	2,217
Spot, futures and forwards	3,893	3,578
Written options	674	685
Purchased options	649	699

Total foreign exchange contracts	7,784	7,179

Equity contracts
Swaps	116	81
Futures and forwards	49	45
Written options	430	502
Purchased options	377	449

Total equity contracts	972	1,077

Commodity contracts
Swaps	349	178
Spot, futures and forwards	170	113
Written options	264	201
Purchased options	254	205

Total commodity contracts	1,037	697

Total derivative notional amounts	$78,905	$78,733

(a)	Primarily consists of credit default swaps. For more information on volumes and types of credit derivative contracts, see the Credit derivatives discussion on pages 197–199 of this Note.
(b)	Represents the sum of gross long and gross short third-party notional derivative contracts.
While the notional amounts disclosed above give an indication of the volume of the Firm’s derivative activity, the notional amounts significantly exceed, in the Firm’s view, the possible losses that could arise from such transactions. For most derivative transactions, the notional amount does not change hands; it is used simply as a reference to calculate payments.
Impact of derivatives on the Consolidated Balance Sheets
The following tables summarize derivative fair values as of December 31, 2010 and 2009, by accounting designation (e.g., whether the derivatives were designated as hedges or not) and contract type.

Free-standing derivatives(a)

	Derivative receivables			Derivative payables
				Not
December 31, 2010	Not designated	Designated	Total derivative	designated	Designated		Total derivative
(in millions)	as hedges	as hedges	receivables	as hedges	as hedges		payables

Trading assets and liabilities
Interest rate	$1,121,703	$6,279	$1,127,982	$1,089,604	$840		$1,090,444
Credit	129,729	—	129,729	125,061	—		125,061
Foreign exchange(b)	165,240	3,231	168,471	163,671	1,059		164,730
Equity	43,633	—	43,633	46,399	—		46,399
Commodity	59,573	24	59,597	56,397	2,078	(d)	58,475

Gross fair value of trading assets and liabilities	$1,519,878	$9,534	$1,529,412	$1,481,132	$3,977		$1,485,109
Netting adjustment(c)			(1,448,931)				(1,415,890)

Carrying value of derivative trading assets and trading liabilities on the Consolidated Balance Sheets			$80,481				$69,219

	Derivative receivables			Derivative payables
				Not
December 31, 2009	Not designated	Designated	Total derivative	designated	Designated		Total derivative
(in millions)	as hedges	as hedges	receivables	as hedges	as hedges		payables

Trading assets and liabilities
Interest rate	$1,148,901	$6,568	$1,155,469	$1,121,978	$427		$1,122,405
Credit	170,864	—	170,864	164,790	—		164,790
Foreign exchange(b)	141,790	2,497	144,287	137,865	353		138,218
Equity	57,871	—	57,871	58,494	—		58,494
Commodity	36,988	39	37,027	35,082	194	(d)	35,276

Gross fair value of trading assets and liabilities	$1,556,414	$9,104	$1,565,518	$1,518,209	$974		$1,519,183
Netting adjustment(c)			(1,485,308)				(1,459,058)

Carrying value of derivative trading assets and trading liabilities on the Consolidated Balance Sheets			$80,210				$60,125

(a)	Excludes structured notes for which the fair value option has been elected. See Note 4 on pages 187—189 of this Annual Report for further information.

(b)	Excludes $21 million of foreign currency-denominated debt designated as a net investment hedge at December 31, 2010. The Firm did not use foreign currency-denominated debt as a hedging instrument in 2009, and therefore there was no impact as of December, 31, 2009.

(c)	U.S. GAAP permits the netting of derivative receivables and payables, and the related cash collateral received and paid when a legally enforceable master netting agreement exists between the Firm and a derivative counterparty.

(d)	Excludes $1.0 billion and $1.3 billion related to commodity derivatives that are embedded in a debt instrument and used as fair value hedging instruments that are recorded in the line item of the host contract (other borrowed funds) for December 31, 2010 and 2009, respectively.
Derivative receivables and payables mark-to-market
The following table summarizes the fair values of derivative receivables and payables, including those designated as hedges, by contract type after netting adjustments as of December 31, 2010 and 2009.

	Trading assets – Derivative receivables		Trading liabilities – Derivative payables
December 31, (in millions)	2010	2009	2010	2009

Contract type
Interest rate(a)	$32,555	$33,733	$20,387	$19,688
Credit(a)	7,725	11,859	5,138	6,036
Foreign exchange	25,858	21,984	25,015	19,818
Equity	4,204	6,635	10,450	11,554
Commodity	10,139	5,999	8,229	3,029

Total	$80,481	$80,210	$69,219	$60,125

(a)	In 2010, the reporting of cash collateral netting was enhanced to reflect a refined allocation by product. Prior periods have been revised to conform to the current presentation. The refinement resulted in an increase to interest rate derivative receivables, and an offsetting decrease to credit derivative receivables, of $7.0 billion, and an increase to interest rate derivative payables and a corresponding decrease to credit derivative payables of $4.5 billion as of December 31, 2009.

The tables that follow reflect the derivative-related income statement impact by accounting designation for the years ended December 31, 2010 and 2009, respectively.
Fair value hedge gains and losses
The following tables present derivative instruments, by contract type, used in fair value hedge accounting relationships, as well as pretax gains/(losses) recorded on such derivatives and the related hedged items for the years ended December 31, 2010 and 2009. The Firm includes gains/(losses) on the hedging derivative and the related hedged item in the same line item in the Consolidated Statements of Income.

	Gains/(losses) recorded in income				Income statement impact due to:
Year ended
December 31, 2010				Total income	Hedge	Excluded
(in millions)	Derivatives		Hedged items	statement impact(d)	ineffectiveness(e)	components(f)

Contract type
Interest rate(a)	$1,066		$(454)	$612	$172	$440
Foreign exchange(b)	1,357	(g)	(1,812)	(455)	—	(455)
Commodity(c)	(1,354)		1,882	528	—	528

Total	$1,069		$(384)	$685	$172	$513

	Gains/(losses) recorded in income				Income statement impact due to:
Year ended
December 31, 2009				Total income	Hedge	Excluded
(in millions)	Derivatives		Hedged items	statement impact(d)	ineffectiveness(e)	components(f)

Contract type
Interest rate(a)	$(3,830)		$4,638	$808	$(466)	$1,274
Foreign exchange(b)	(1,421	)(g)	1,445	24	—	24
Commodity(c)	(430)		399	(31)	—	(31)

Total	$(5,681)		$6,482	$801	$(466)	$1,267

(a)	Primarily consists of hedges of the benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) interest rate risk of fixed-rate long-term debt and AFS securities. Gains and losses were recorded in net interest income.

(b)	Primarily consists of hedges of the foreign currency risk of long-term debt and AFS securities for changes in spot foreign currency rates. Gains and losses related to the derivatives and the hedged items, due to changes in spot foreign currency rates, were recorded in principal transactions revenue.

(c)	Consists of overall fair value hedges of gold and base metal inventory. Gains and losses were recorded in principal transactions revenue.

(d)	Total income statement impact for fair value hedges consists of hedge ineffectiveness and any components excluded from the assessment of hedge effectiveness. The related amount for the year ended December 31, 2008 was a net gain of $434 million.

(e)	Hedge ineffectiveness is the amount by which the gain or loss on the designated derivative instrument does not exactly offset the gain or loss on the hedged item attributable to the hedged risk.

(f)	Certain components of hedging derivatives are permitted to be excluded from the assessment of hedge effectiveness, such as forward points on a futures or forward contract. Amounts related to excluded components are recorded in current-period income.

(g)	For the years ended December 31, 2010 and 2009, includes $278 million and $(1.6) billion of revenue related to certain foreign exchange trading derivatives designated as fair value hedging instruments, respectively.

Cash flow hedge gains and losses
The following tables present derivative instruments, by contract type, used in cash flow hedge accounting relationships, and the pretax gains/(losses) recorded on such derivatives, for the years ended December 31, 2010 and 2009, respectively. The Firm includes the gain/(loss) on the hedging derivative in the same line item as the offsetting change in cash flows on the hedged item in the Consolidated Statements of Income.

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Derivatives –		Hedge
	effective portion		ineffectiveness		Derivatives –	Total change
Year ended	reclassified from		recorded directly	Total income	effective portion	in OCI
December 31, 2010 (in millions)	AOCI to income		in income(d)	statement impact	recorded in OCI	for period

Contract type
Interest rate(a)	$288	(c)	$20	$308	$388	$100
Foreign exchange(b)	(82)		(3)	(85)	(141)	(59)

Total	$206		$17	$223	$247	$41

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Derivatives –		Hedge
	effective portion		ineffectiveness		Derivatives –	Total change
Year ended	reclassified from		recorded directly	Total income	effective portion	in OCI
December 31, 2009 (in millions)	AOCI to income		in income(d)	statement impact	recorded in OCI	for period

Contract type
Interest rate(a)	$(158	)(c)	$(62)	$(220)	$61	$219
Foreign exchange(b)	282		—	282	706	424

Total	$124		$(62)	$62	$767	$643

(a)	Primarily consists of benchmark interest rate hedges of LIBOR-indexed floating-rate assets and floating-rate liabilities. Gains and losses were recorded in net interest income.

(b)	Primarily consists of hedges of the foreign currency risk of non–U.S. dollar–denominated revenue and expense. The income statement classification of gains and losses follows the hedged item – primarily net interest income, compensation expense and other expense.

(c)	In 2010, the Firm reclassified a $25 million loss from accumulated other comprehensive income (“AOCI”) to earnings because the Firm determined that it is probable that forecasted interest payment cash flows related to certain wholesale deposits will not occur. The Firm did not experience forecasted transactions that failed to occur for the year ended December 31, 2009.

(d)	Hedge ineffectiveness is the amount by which the cumulative gain or loss on the designated derivative instrument exceeds the present value of the cumulative expected change in cash flows on the hedged item attributable to the hedged risk. Hedge ineffectiveness recorded directly in income for cash flow hedges was a net gain of $18 million for the year ended December 31, 2008.
Over the next 12 months, the Firm expects that  $282 million (after-tax) of net losses recorded in AOCI at December 31, 2010, related to cash flow hedges will be recognized in income. The maximum length of time over which forecasted transactions are hedged is 10 years, and such transactions primarily relate to core lending and borrowing activities.
Net investment hedge gains and losses
The following table presents hedging instruments, by contract type, that were used in net investment hedge accounting relationships, and the pretax gains/(losses) recorded on such instruments for the years ended December 31, 2010 and 2009.

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Hedging instruments – excluded components		Hedging instruments – effective portion
Year ended	recorded directly in income(a)		recorded in OCI
December 31, (in millions)	2010	2009	2010	2009

Contract type
Foreign exchange derivatives	$(139)	$(112)	$(30)	$(259)
Foreign currency denominated debt	—	NA	41	NA

Total	$(139)	$(112)	$11	$(259)

(a)	Certain components of hedging derivatives are permitted to be excluded from the assessment of hedge effectiveness, such as forward points on a futures or forward contract. Amounts related to excluded components are recorded in current-period income. There was no ineffectiveness for net investment hedge accounting relationships during 2010 and 2009.

Risk management derivatives gains and losses (not designated as hedging instruments)
The following table presents nontrading derivatives, by contract type, that were not designated in hedge accounting relationships, and the pretax gains/(losses) recorded on such derivatives for the years ended December 31, 2010 and 2009. These derivatives are risk management instruments used to mitigate or transform market risk exposures arising from banking activities other than trading activities, which are discussed separately below.

	Derivatives gains/(losses)
Year ended December 31,	recorded in income
(in millions)	2010	2009

Contract type
Interest rate(a)	$4,997	$(3,113)
Credit(b)	(237)	(3,222)
Foreign exchange(c)	(85)	(197)
Equity(b)	—	(8)
Commodity(b)	(24)	(50)

Total	$4,651	$(6,590)

(a)	Gains and losses were recorded in principal transactions revenue, mortgage fees and related income, and net interest income.

(b)	Gains and losses were recorded in principal transactions revenue.

(c)	Gains and losses were recorded in principal transactions revenue and net interest income.
Trading derivative gains and losses
The Firm has elected to present derivative gains and losses related to its trading activities together with the cash instruments with which they are risk managed. All amounts are recorded in principal transactions revenue in the Consolidated Statements of Income for the years ended December 31, 2010 and 2009. The amounts below do not represent a comprehensive view of the Firm’s trading activities because they do not include certain revenue associated with those activities, including net interest income earned on cash instruments used in trading activities and gains and losses on cash instruments that are risk managed without derivative instruments.

	Gains/(losses) recorded in principal
Year ended December 31,	transactions revenue
(in millions)	2010	2009

Type of instrument
Interest rate	$(683)	$4,375
Credit	4,636	5,022
Foreign exchange(a)	1,854	2,583
Equity	1,827	1,475
Commodity	256	1,329

Total	$7,890	$14,784

(a)	In 2010, the reporting of trading gains and losses was enhanced to include trading gains and losses related to certain trading derivatives designated as fair value hedging instruments. Prior period amounts have been revised to conform to the current presentation.
Credit risk, liquidity risk and credit-related contingent features
In addition to the specific market risks introduced by each derivative contract type, derivatives expose JPMorgan Chase to credit risk – the risk that derivative counterparties may fail to meet their payment obligations under the derivative contracts and the collateral, if any, held by the Firm proves to be of insufficient value to cover the payment obligation. It is the policy of JPMorgan Chase to enter into legally enforceable master netting agreements as well as to actively pursue the use of collateral agreements to mitigate derivative counterparty credit risk. The amount of derivative receivables reported on the Consolidated Balance Sheets is the fair value of the derivative contracts after giving effect to legally enforceable master netting agreements and cash collateral held by the Firm. These amounts represent the cost to the Firm to replace the contracts at then-current market rates should the counterparty default.
While derivative receivables expose the Firm to credit risk, derivative payables expose the Firm to liquidity risk, as the derivative contracts typically require the Firm to post cash or securities collateral with counterparties as the mark-to-market (“MTM”) of the contracts moves in the counterparties’ favor, or upon specified downgrades in the Firm’s and its subsidiaries’ respective credit ratings. Certain derivative contracts also provide for termination of the contract, generally upon a downgrade of either the Firm or the counterparty, at the fair value of the derivative contracts. The aggregate fair value of net derivative payables that contain contingent collateral or termination features triggered upon a downgrade was  $19.8 billion and  $22.6 billion at December 31, 2010 and 2009, respectively, for which the Firm has posted collateral of  $14.6 billion and  $22.3 billion, respectively, in the normal course of business. At December 31, 2010 and 2009, the impact of a single-notch and two-notch ratings downgrade to JPMorgan Chase & Co. and its subsidiaries, primarily JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank, N.A.”), would have required  $1.9 billion and  $3.5 billion, respectively, and  $1.2 billion and  $2.2 billion, respectively, of additional collateral to be posted by the Firm. In addition, at December 31, 2010 and 2009, the impact of single-notch and two-notch ratings downgrades to JPMorgan Chase & Co. and its subsidiaries, primarily JPMorgan Chase Bank, N.A., related to contracts with termination triggers would have required the Firm to settle trades with a fair value of  $430 million and  $1.0 billion, respectively, and  $260 million and  $270 million, respectively.

The following table shows the current credit risk of derivative receivables after netting adjustments, and the current liquidity risk of derivative payables after netting adjustments, as of December 31, 2010 and 2009.

	Derivative receivables		Derivative payables
December 31, (in millions)	2010	2009	2010	2009

Gross derivative fair value	$1,529,412	$1,565,518	$1,485,109	$1,519,183
Netting adjustment – offsetting receivables/payables	(1,376,969)	(1,419,840)	(1,376,969)	(1,419,840)
Netting adjustment – cash collateral received/paid	(71,962)	(65,468)	(38,921)	(39,218)

Carrying value on Consolidated Balance Sheets	$80,481	$80,210	$69,219	$60,125

In addition to the collateral amounts reflected in the table above, at December 31, 2010 and 2009, the Firm had received liquid securities and other cash collateral in the amount of  $16.5 billion and  $15.5 billion, respectively, and had posted  $10.9 billion and  $11.7 billion, respectively. The Firm also receives and delivers collateral at the initiation of derivative transactions, which is available as security against potential exposure that could arise should the fair value of the transactions move in the Firm’s or client’s favor, respectively. Furthermore, the Firm and its counterparties hold collateral related to contracts that have a non-daily call frequency for collateral to be posted, and collateral that the Firm or a counterparty has agreed to return but has not yet settled as of the reporting date. At December 31, 2010 and 2009, the Firm had received  $18.0 billion and  $16.9 billion, respectively, and delivered  $8.4 billion and  $5.8 billion, respectively, of such additional collateral. These amounts were not netted against the derivative receivables and payables in the table above, because, at an individual counterparty level, the collateral exceeded the fair value exposure at December 31, 2010 and 2009.
Credit derivatives
Credit derivatives are financial instruments whose value is derived from the credit risk associated with the debt of a third-party issuer (the reference entity) and which allow one party (the protection purchaser) to transfer that risk to another party (the protection seller). Credit derivatives expose the protection purchaser to the creditworthiness of the protection seller, as the protection seller is required to make payments under the contract when the reference entity experiences a credit event, such as a bankruptcy, a failure to pay its obligation or a restructuring. The seller of credit protection receives a premium for providing protection but has the risk that the underlying instrument referenced in the contract will be subject to a credit event.
The Firm is both a purchaser and seller of protection in the credit derivatives market and uses these derivatives for two primary purposes. First, in its capacity as a market-maker in the dealer/client business, the Firm actively risk manages a portfolio of credit derivatives by purchasing and selling credit protection, predominantly on corporate debt obligations, to meet the needs of customers. As a seller of protection, the Firm’s exposure to a given reference entity may be offset partially, or entirely, with a contract to purchase protection from another counterparty on the same or similar reference entity. Second, the Firm uses credit derivatives to mitigate credit risk associated with its overall derivative receivables and traditional commercial credit lending exposures (loans and unfunded commitments) as well as to manage its exposure to residential and commercial mortgages. See Note 3 on pages 170–187 of this Annual Report for further information on the Firm’s mortgage-related exposures. In accomplishing the above, the Firm uses different types of credit derivatives. Following is a summary of various types of credit derivatives.
Credit default swaps
Credit derivatives may reference the credit of either a single reference entity (“single-name”) or a broad-based index. The Firm purchases and sells protection on both single- name and index-reference obligations. Single-name CDS and index CDS contracts are OTC derivative contracts. Single-name CDS are used to manage the default risk of a single reference entity, while index CDS contracts are used to manage the credit risk associated with the broader credit markets or credit market segments. Like the S&P 500 and other market indices, a CDS index comprises a portfolio of CDS across many reference entities. New series of CDS indices are periodically established with a new underlying portfolio of reference entities to reflect changes in the credit markets. If one of the reference entities in the index experiences a credit event, then the reference entity that defaulted is removed from the index. CDS can also be referenced against specific portfolios of reference names or against customized exposure levels based on specific client demands: for example, to provide protection against the first  $1 million of realized credit losses in a  $10 million portfolio of exposure. Such structures are commonly known as tranche CDS.
For both single-name CDS contracts and index CDS contracts, upon the occurrence of a credit event, under the terms of a CDS contract neither party to the CDS contract has recourse to the reference entity. The protection purchaser has recourse to the protection seller for the difference between the face value of the CDS contract and the fair value of the reference obligation at the time of settling the credit derivative contract, also known as the recovery value. The protection purchaser does not need to hold the debt instrument of the underlying reference entity in order to receive amounts due under the CDS contract when a credit event occurs.
Credit-related notes
A credit-related note is a funded credit derivative where the issuer of the credit-related note purchases from the note investor credit protection on a referenced entity. Under the contract, the investor pays the issuer the par value of the note at the inception of the transaction, and in return, the issuer pays periodic payments to the investor, based on the credit risk of the referenced entity. The issuer also repays the investor the par value of the note at maturity unless the reference entity experiences a specified credit event. If a credit event occurs, the issuer is not obligated to repay the par value of the note, but rather, the issuer pays the investor the difference between the par value of the note and the fair value of the defaulted reference obligation at the time of settlement. Neither party to the credit-related note has recourse to the defaulting reference entity. For a further discussion of credit-related notes, see Note 16 on pages 244–259 of this Annual Report.
Effective July 1, 2010, the Firm adopted new accounting guidance prospectively related to credit derivatives embedded in beneficial interests in securitized financial assets, which resulted in the election of the fair value option for certain instruments in the AFS securities portfolio. The related cumulative effect adjustment increased retained earnings and decreased accumulated other comprehensive income by  $15 million, respectively, as of July 1, 2010.
The following table presents a summary of the notional amounts of credit derivatives and credit-related notes the Firm sold and purchased as of December 31, 2010 and 2009. Upon a credit event, the Firm as seller of protection would typically pay out only a percentage of the full notional amount of net protection sold, as the amount actually required to be paid on the contracts takes into account the recovery value of the reference obligation at the time of settlement. The Firm manages the credit risk on contracts to sell protection by purchasing protection with identical or similar underlying reference entities. Other purchased protection referenced in the following table includes credit derivatives bought on related, but not identical, reference positions (including indices, portfolio coverage and other reference points) as well as protection purchased through credit-related notes.
The Firm does not use notional amounts as the primary measure of risk management for credit derivatives, because the notional amount does not take into account the probability of the occurrence of a credit event, the recovery value of the reference obligation, or related cash instruments and economic hedges.
Total credit derivatives and credit-related notes

	Maximum payout/Notional amount
December 31, 2010		Protection purchased with		Other protection
(in millions)	Protection sold	identical underlyings(c)	Net protection (sold)/purchased(d)	purchased(e)

Credit derivatives
Credit default swaps	$(2,659,240)	$2,652,313	$(6,927)	$32,867
Other credit derivatives(a)	(93,776)	10,016	(83,760)	24,234

Total credit derivatives	(2,753,016)	2,662,329	(90,687)	57,101
Credit-related notes(b)	(2,008)	—	(2,008)	3,327

Total	$(2,755,024)	$2,662,329	$(92,695)	$60,428

	Maximum payout/Notional amount
December 31, 2009		Protection purchased with		Other protection
(in millions)	Protection sold	identical underlyings(c)	Net protection (sold)/purchased(d)	purchased(e)

Credit derivatives
Credit default swaps	$(2,937,442)	$2,978,044	$40,602	$28,064
Other credit derivatives(a)	(10,575)	9,290	(1,285)	30,473

Total credit derivatives	(2,948,017)	2,987,334	39,317	58,537
Credit-related notes	(4,031)	—	(4,031)	1,728

Total	$(2,952,048)	$2,987,334	$35,286	$60,265

(a)	Primarily consists of total return swaps and credit default swap options.

(b)	As a result of the adoption of new accounting guidance, effective July 1, 2010, includes beneficial interests in securitized financial assets that contain embedded credit derivatives.

(c)	Represents the total notional amount of protection purchased where the underlying reference instrument is identical to the reference instrument on protection sold; the notional amount of protection purchased for each individual identical underlying reference instrument may be greater or lower than the notional amount of protection sold.

(d)	Does not take into account the fair value of the reference obligation at the time of settlement, which would generally reduce the amount the seller of protection pays to the buyer of protection in determining settlement value.

(e)	Represents protection purchased by the Firm through single-name and index credit default swap or credit-related notes.

The following tables summarize the notional and fair value amounts of credit derivatives and credit-related notes as of December 31, 2010 and 2009, where JPMorgan Chase is the seller of protection. The maturity profile is based on the remaining contractual maturity of the credit derivative contracts. The ratings profile is based on the rating of the reference entity on which the credit derivative contract is based. The ratings and maturity profile of protection purchased are comparable to the profile reflected below.
Protection sold – credit derivatives and credit-related notes ratings(a) /maturity profile

				Total
December 31, 2010 (in millions)	<1 year	1 – 5 years	>5 years	notional amount	Fair value(b)

Risk rating of reference entity
Investment-grade	$(175,618)	$(1,194,695)	$(336,309)	$(1,706,622)	$(17,261)
Noninvestment-grade	(148,434)	(702,638)	(197,330)	(1,048,402)	(59,939)

Total	$(324,052)	$(1,897,333)	$(533,639)	$(2,755,024)	$(77,200)

				Total
December 31, 2009 (in millions)	<1 year	1 – 5 years	>5 years	notional amount	Fair value(b)

Risk rating of reference entity
Investment-grade	$(215,580)	$(1,140,133)	$(367,015)	$(1,722,728)	$(16,607)
Noninvestment-grade	(150,122)	(806,139)	(273,059)	(1,229,320)	(90,410)

Total	$(365,702)	$(1,946,272)	$(640,074)	$(2,952,048)	$(107,017)

(a)	The ratings scale is based on the Firm’s internal ratings, which generally correspond to ratings as defined by S&P and Moody’s.

(b)	Amounts are shown on a gross basis, before the benefit of legally enforceable master netting agreements and cash collateral held by the Firm.

Noninterest Revenue	12 Months Ended
Dec. 31, 2010
Noninterest Revenue [Abstract]
Noninterest revenue
Note 7 – Noninterest revenue
Investment banking fees
This revenue category includes advisory and equity and debt underwriting fees. Advisory fees are recognized as revenue when the related services have been performed and the fee has been earned. Underwriting fees are recognized as revenue when the Firm has rendered all services to the issuer and is entitled to collect the fee from the issuer, as long as there are no other contingencies associated with the fee (e.g., the fee is not contingent upon the customer obtaining financing). Underwriting fees are net of syndicate expense; the Firm recognizes credit arrangement and syndication fees as revenue after satisfying certain retention, timing and yield criteria.
The following table presents the components of investment banking fees.

Year ended December 31,
(in millions)	2010	2009	2008

Underwriting:
Equity	$1,589	$2,487	$1,477
Debt	3,172	2,739	2,094

Total underwriting	4,761	5,226	3,571
Advisory(a)	1,429	1,861	1,955

Total investment banking fees	$6,190	$7,087	$5,526

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-administered multi-seller conduits. The consolidation of the conduits did not significantly change the Firm’s net income as a whole; however, it did affect the classification of items on the Firm’s Consolidated Statements of Income. As a result, certain advisory fees were considered inter-company and eliminated, and the fees charged by the consolidated multi-seller conduits to its customers were classified as lending-and-deposit-related fees.
Principal transactions
Principal transactions revenue consists of realized and unrealized gains and losses from trading activities (including physical commodities inventories that are generally accounted for at the lower of cost or fair value), changes in fair value associated with financial instruments held by IB for which the fair value option was elected, and loans held-for-sale within the wholesale lines of business. Principal transactions revenue also includes private equity gains and losses.
The following table presents principal transactions revenue.

Year ended December 31,
(in millions)	2010	2009	2008

Trading revenue	$9,404	$9,870	$(9,791)
Private equity gains/(losses)(a)	1,490	(74)	(908)

Principal transactions	$10,894	$9,796	$(10,699)

(a)	Includes revenue on private equity investments held in the Private Equity business within Corporate/Private Equity, as well as those held in other business segments.
Lending- and deposit-related fees
This revenue category includes fees from loan commitments, standby letters of credit, financial guarantees, deposit-related fees in lieu of compensating balances, cash management-related activities or transactions, deposit accounts and other loan-servicing activities. These fees are recognized over the period in which the related service is provided.
Asset management, administration and commissions
This revenue category includes fees from investment management and related services, custody, brokerage services, insurance premiums and commissions, and other products. These fees are recognized over the period in which the related service is provided. Performance-based fees, which are earned based on exceeding certain benchmarks or other performance targets, are accrued and recognized at the end of the performance period in which the target is met.
The following table presents the components of asset management, administration and commissions.

Year ended December 31,
(in millions)	2010	2009	2008

Asset management:
Investment management fees	$5,632	$4,997	$5,562
All other asset management fees	496	356	432

Total asset management fees	6,128	5,353	5,994
Total administration fees(a)	2,023	1,927	2,452
Commission and other fees:
Brokerage commissions	2,804	2,904	3,141
All other commissions and fees	2,544	2,356	2,356

Total commissions and fees	5,348	5,260	5,497

Total asset management, administration and commissions	$13,499	$12,540	$13,943

(a)	Includes fees for custody, securities lending, funds services and securities clearance.

Mortgage fees and related income
This revenue category primarily reflects Retail Financial Services’s (“RFS”) mortgage production and servicing revenue, including: fees and income derived from mortgages originated with the intent to sell; mortgage sales and servicing including losses related to the repurchase of previously-sold loans; the impact of risk management activities associated with the mortgage pipeline, warehouse loans and MSRs; and revenue related to any residual interests held from mortgage securitizations. This revenue category also includes gains and losses on sales and lower of cost or fair value adjustments for mortgage loans held-for-sale, as well as changes in fair value for mortgage loans originated with the intent to sell and measured at fair value under the fair value option. Changes in the fair value of RFS mortgage servicing rights are reported in mortgage fees and related income. Net interest income from mortgage loans, and securities gains and losses on AFS securities used in mortgage-related risk management activities, are recorded in interest income and securities gains/(losses), respectively. For a further discussion of MSRs, see Note 17 on pages 260–263 of this Annual Report.
Credit card income
This revenue category includes interchange income from credit and debit cards. Prior to 2010, this revenue category included servicing fees earned in connection with securitization activities. Effective January 1, 2010, the Firm consolidated its Firm-sponsored credit card securitization trusts (see Note 16 on pages 244–259 of this Annual Report) and, as a result, the servicing fees were eliminated in consolidation. Volume-related payments to partners and expense for rewards programs are netted against interchange income; expense related to rewards programs are recorded when the rewards are earned by the customer. Other fee revenue is recognized as earned, except for annual fees, which are deferred and recognized on a straight-line basis over the 12-month period to which they pertain. Direct loan origination costs are also deferred and recognized over a 12-month period. In addition, due to the consolidation of Chase Paymentech Solutions in the fourth quarter of 2008, this category now includes net fees earned for processing card transactions for merchants.
Credit card revenue sharing agreements
The Firm has contractual agreements with numerous affinity organizations and co-brand partners, which grant the Firm exclusive rights to market to the members or customers of such organizations and partners. These organizations and partners endorse the credit card programs and provide their mailing lists to the Firm, and they may also conduct marketing activities and provide awards under the various credit card programs. The terms of these agreements generally range from three to 10 years. The economic incentives the Firm pays to the endorsing organizations and partners typically include payments based on new account originations, charge volumes, and the cost of the endorsing organizations’ or partners’ marketing activities and awards.
The Firm recognizes the payments made to the affinity organizations and co-brand partners based on new account originations as direct loan origination costs. Payments based on charge volumes are considered by the Firm as revenue sharing with the affinity organizations and co-brand partners, which are deducted from interchange income as the related revenue is earned. Payments based on marketing efforts undertaken by the endorsing organization or partner are expensed by the Firm as incurred. These costs are recorded within noninterest expense.

Interest Income and Interest Expense	12 Months Ended
Dec. 31, 2010
Interest Income and Interest Expense
Interest Income and Interest Expense
Note 8 – Interest income and Interest expense
Interest income and interest expense is recorded in the Consolidated Statements of Income and classified based on the nature of the underlying asset or liability. Interest income and interest expense includes the current-period interest accruals for financial instruments measured at fair value, except for financial instruments containing embedded derivatives that would be separately accounted for in accordance with U.S. GAAP absent the fair value option election; for those instruments, all changes in fair value, including any interest elements, are reported in principal transactions revenue. For financial instruments that are not measured at fair value, the related interest is included within interest income or interest expense, as applicable.
Details of interest income and interest expense were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Interest income
Loans	$40,388	$38,704	$38,347
Securities	9,540	12,377	6,344
Trading assets	11,007	12,098	17,236
Federal funds sold and securities purchased under resale agreements	1,786	1,750	5,983
Securities borrowed	175	4	2,297
Deposits with banks	345	938	1,916
Other assets(a)	541	479	895

Total interest income(b)	63,782	66,350	73,018

Interest expense
Interest-bearing deposits	3,424	4,826	14,546
Short-term and other liabilities(c)	2,708	3,845	10,933
Long-term debt	5,504	6,309	8,355
Beneficial interests issued by consolidated VIEs	1,145	218	405

Total interest expense(b)	12,781	15,198	34,239

Net interest income	$51,001	$51,152	$38,779

Provision for credit losses	16,639	32,015	19,445
Provision for credit losses – accounting conformity(d)	—	—	1,534

Total provision for credit losses	$16,639	$32,015	$20,979

Net interest income after provision for credit losses	$34,362	$19,137	$17,800

(a)	Predominantly margin loans.

(b)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. The consolidation of these VIEs did not significantly change the Firm’s total net income. However, it did affect the classification of items on the Firm’s Consolidated Statements of Income; as a result of the adoption of the guidance, certain noninterest revenue was eliminated in consolidation, offset by the recognition of interest income, interest expense, and provision for credit losses.

(c)	Includes brokerage customer payables.

(d)	2008 includes an accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual’s banking operations.

Pension and Other Postretirement Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Pension and Other Postretirement Employee Benefit Plans [Abstract]
Pension and Other Postretirement Employee Benefit Plans
Note 9 – Pension and other postretirement employee benefit plans
The Firm’s defined benefit pension plans and its other postretirement employee benefit (“OPEB”) plans (collectively the “Plans”) are accounted for in accordance with U.S. GAAP for retirement benefits.
Defined benefit pension plans
The Firm has a qualified noncontributory U.S. defined benefit pension plan that provides benefits to substantially all U.S. employees. The U.S. plan employs a cash balance formula in the form of pay and interest credits to determine the benefits to be provided at retirement, based on eligible compensation and years of service. Employees begin to accrue plan benefits after completing one year of service, and benefits generally vest after three years of service. In November 2009, the Firm announced certain changes to the pay credit schedule and amount of eligible compensation recognized under the U.S. plan effective February 1, 2010. The Firm also offers benefits through defined benefit pension plans to qualifying employees in certain non-U.S. locations based on factors such as eligible compensation, age and/or years of service.
It is the Firm’s policy to fund the pension plans in amounts sufficient to meet the requirements under applicable laws. On January 15, 2009, and August 28, 2009, the Firm made discretionary cash contributions to its U.S. defined benefit pension plan of  $1.3 billion and  $1.5 billion, respectively. The amount of potential 2011 contributions to the U.S. defined benefit pension plans, if any, is not determinable at this time. The expected amount of 2011 contributions to the non-U.S. defined benefit pension plans is  $166 million of which  $154 million is contractually required.
JPMorgan Chase also has a number of defined benefit pension plans not subject to Title IV of the Employee Retirement Income Security Act. The most significant of these plans is the Excess Retirement Plan, pursuant to which certain employees earn pay and interest credits on compensation amounts above the maximum stipulated by law under a qualified plan. The Firm announced that, effective May 1, 2009, pay credits would no longer be provided on compensation amounts above the maximum stipulated by law. The Excess Retirement Plan had an unfunded projected benefit obligation in the amount of  $266 million and  $267 million, at December 31, 2010 and 2009, respectively.
Defined contribution plans
JPMorgan Chase currently provides two qualified defined contribution plans in the U.S. and other similar arrangements in certain non-U.S. locations, all of which are administered in accordance with applicable local laws and regulations. The most significant of these plans is The JPMorgan Chase 401(k) Savings Plan (the “401(k) Savings Plan”), which covers substantially all U.S. employees. The 401(k) Savings Plan allows employees to make pretax and Roth 401(k) contributions to tax-deferred investment portfolios. The JPMorgan Chase Common Stock Fund, which is an investment option under the 401(k) Savings Plan, is a nonleveraged employee stock ownership plan.
The Firm matched eligible employee contributions up to 5% of benefits-eligible compensation (e.g., base pay) on a per pay period basis through April 30, 2009, and then amended the plan to provide that thereafter matching contributions would be made annually. Employees begin to receive matching contributions after completing a one-year-of-service requirement. Employees with total annual cash compensation of  $250,000 or more are not eligible for matching contributions. Matching contributions are immediately vested for employees hired before May 1, 2009, and will vest after three years of service for employees hired on or after May 1, 2009. The 401(k) Savings Plan also permits discretionary profit-sharing contributions by participating companies for certain employees, subject to a specified vesting schedule.
Effective August 10, 2009, JPMorgan Chase Bank, N.A. became the sponsor of the WaMu Savings Plan and that plan's assets were merged into the 401(k) Savings Plan effective March 31, 2010.
OPEB plans
JPMorgan Chase offers postretirement medical and life insurance benefits to certain retirees and postretirement medical benefits to qualifying U.S. employees. These benefits vary with length of service and date of hire and provide for limits on the Firm’s share of covered medical benefits. The medical and life insurance benefits are both contributory. Postretirement medical benefits also are offered to qualifying U.K. employees.
JPMorgan Chase’s U.S. OPEB obligation is funded with corporate-owned life insurance (“COLI”) purchased on the lives of eligible employees and retirees. While the Firm owns the COLI policies, COLI proceeds (death benefits, withdrawals and other distributions) may be used only to reimburse the Firm for its net postretirement benefit claim payments and related administrative expense. The U.K. OPEB plan is unfunded.

The following table presents the changes in benefit obligations and plan assets and funded status amounts reported on the Consolidated Balance Sheets for the Firm’s U.S. and non-U.S. defined benefit pension and OPEB plans.

	Defined benefit pension plans
As of or for the year ended December 31,	U.S.				Non-U.S.			OPEB plans(f)
(in millions)	2010		2009		2010		2009	2010	2009

Change in benefit obligation
Benefit obligation, beginning of year	$(7,977)		$(7,796)		$(2,536)		$(2,007)	$(1,025)	$(1,095)
Benefits earned during the year	(230)		(313)		(30)		(30)	(2)	(3)
Interest cost on benefit obligations	(468)		(514)		(128)		(122)	(55)	(64)
Plan amendments	—		384		10		1	—	—
Business combinations	—		(4	)(b)	(12	)(b)	—	—	(40	)(b)
Employee contributions	NA		NA		(4)		(3)	(70)	(64)
Net gain/(loss)	(249)		(408)		(71)		(287)	13	101
Benefits paid	604		674		96		95	168	160
Expected Medicare Part D subsidy receipts	NA		NA		NA		NA	(10)	(9)
Curtailments	—		—		—		1	—	(7)
Settlements	—		—		5		4	—	—
Special termination benefits	—		—		(1)		(1)	—	—
Foreign exchange impact and other	—		—		71		(187)	1	(4)

Benefit obligation, end of year	$(8,320)		$(7,977)		$(2,600)		$(2,536)	$(980)	$(1,025)

Change in plan assets
Fair value of plan assets, beginning of year	$10,218		$6,948		$2,432		$2,008	$1,269	$1,126
Actual return on plan assets	1,179		1,145		228		218	137	172
Firm contributions	35		2,799		157		115	3	2
Employee contributions	—		—		4		3	—	—
Benefits paid	(604)		(674)		(96)		(95)	(28)	(31)
Settlements	—		—		(5)		(4)	—	—
Foreign exchange impact and other	—		—		(73)		187	—	—

Fair value of plan assets, end of year	$10,828	(c)(d)	$10,218	(c)(d)	$2,647	(d)	$2,432 (d)	$1,381	$1,269

Funded/(unfunded) status(a)	$2,508	(e)	$2,241	(e)	$47		$(104)	$401	$244

Accumulated benefit obligation, end of year	$(8,271)		$(7,964)		$(2,576)		$(2,510)	NA	NA

(a)	Represents overfunded plans with an aggregate balance of $3.5 billion and $3.0 billion at December 31, 2010 and 2009, respectively, and underfunded plans with an aggregate balance of $561 million and $623 million at December 31, 2010 and 2009, respectively.

(b)	Represents change resulting from RBS Sempra Commodities business in 2010 and from the Washington Mutual plan in 2009.

(c)	At December 31, 2010 and 2009, approximately $385 million and $332 million, respectively, of U.S. plan assets included participation rights under participating annuity contracts.

(d)	At December 31, 2010 and 2009, defined benefit pension plan amounts not measured at fair value include $52 million and $82 million, respectively, of accrued receivables, and $187 million and $189 million, respectively, of accrued liabilities, for U.S. plans; and $9 million and $8 million, respectively, of accrued receivables for non-U.S. plans.

(e)	Does not include any amounts attributable to the Washington Mutual Qualified Pension plan. The disposition of this plan remained subject to litigation and was not determinable.

(f)	Includes an unfunded accumulated postretirement benefit obligation of $36 million and $29 million at December 31, 2010 and 2009, respectively, for the U.K. plan.
Gains and losses
For the Firm’s defined benefit pension plans, fair value is used to determine the expected return on plan assets. For the Firm’s OPEB plans, a calculated value that recognizes changes in fair value over a five-year period is used to determine the expected return on plan assets. Amortization of net gains and losses is included in annual net periodic benefit cost if, as of the beginning of the year, the net gain or loss exceeds 10% of the greater of the projected benefit obligation or the fair value of the plan assets. Any excess, as well as prior service costs, are amortized over the average future service period of defined benefit pension plan participants, which for the U.S. defined benefit pension plan is currently nine years. For OPEB plans, any excess net gains and losses also are amortized over the average future service period, which is currently five years; however, prior service costs are amortized over the average years of service remaining to full eligibility age, which is currently three years.

The following table presents pretax pension and OPEB amounts recorded in AOCI.

	Defined benefit pension plans
December 31,	U.S.		Non-U.S.		OPEB plans
(in millions)	2010	2009	2010	2009	2010	2009

Net gain/(loss)	$(2,627)	$(3,039)	$(566)	$(666)	$(119)	$(171)
Prior service credit/(cost)	321	364	13	3	9	22

Accumulated other comprehensive income/ (loss), pretax, end of year	$(2,306)	$(2,675)	$(553)	$(663)	$(110)	$(149)

The following table presents the components of net periodic benefit costs reported in the Consolidated Statements of Income and other comprehensive income for the Firm’s U.S. and non-U.S. defined benefit pension, defined contribution and OPEB plans.

	Pension plans
	U.S.			Non-U.S.			OPEB plans
Year ended December 31, (in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Components of net periodic benefit cost
Benefits earned during the year	$230	$313	$278	$31	$28	$29	$2	$3	$5
Interest cost on benefit obligations	468	514	488	128	122	142	55	65	74
Expected return on plan assets	(742)	(585)	(719)	(126)	(115)	(152)	(96)	(97)	(98)
Amortization:
Net loss	225	304	—	56	44	25	(1)	—	—
Prior service cost/(credit)	(43)	4	4	(1)	—	—	(13)	(14)	(16)
Curtailment (gain)/loss	—	1	1	—	—	—	—	5	4
Settlement (gain)/loss	—	—	—	1	1	—	—	—	—
Special termination benefits	—	—	—	1	1	3	—	—	—

Net periodic benefit cost	138	551	52	90	81	47	(53)	(38)	(31)
Other defined benefit pension plans(a)	14	15	11	11	12	14	NA	NA	NA

Total defined benefit plans	152	566	63	101	93	61	(53)	(38)	(31)
Total defined contribution plans	332	359	263	251	226	286	NA	NA	NA

Total pension and OPEB cost included in compensation expense	$484	$925	$326	$352	$319	$347	$(53)	$(38)	$(31)

Changes in plan assets and benefit obligations recognized in other comprehensive income
Net (gain)/loss arising during the year	$(187)	$(168)	$3,243	$(21)	$183	$235	$(54)	$(176)	$248
Prior service credit arising during the year	—	(384)	—	(10)	(1)	—	—	—	—
Amortization of net loss	(225)	(304)	—	(56)	(44)	(27)	1	—	—
Amortization of prior service (cost)/credit	43	(6)	(5)	1	—	—	13	15	15
Curtailment (gain)/loss	—	—	—	—	—	—	—	2	3
Settlement loss/(gain)	—	—	—	(1)	(1)	—	—	—	—
Foreign exchange impact and other	—	18	—	(23)	36	(150)	1	(1)	3

Total recognized in other comprehensive income	(369)	(844)	3,238	(110)	173	58	(39)	(160)	269

Total recognized in net periodic benefit cost and other comprehensive income	$(231)	$(293)	$3,290	$(20)	$254	$105	$(92)	$(198)	$238

(a)	Includes various defined benefit pension plans, which are individually immaterial.
The estimated pretax amounts that will be amortized from AOCI into net periodic benefit cost in 2011 are as follows.

	Defined benefit pension plans		OPEB plans
(in millions)	U.S.	Non-U.S.	U.S.	Non-U.S.

Net loss	$168	$44	$—	$—
Prior service cost/(credit)	(43)	(1)	(8)	—

Total	$125	$43	$(8)	$—

The following table presents the actual rate of return on plan assets for the U.S. and non-U.S. defined benefit pension and OPEB plans.

	U.S.			Non-U.S.
December 31,	2010	2009	2008	2010	2009	2008

Actual rate of return:
Defined benefit pension plans	12.23%	13.78%	(25.17)%	0.77-10.65%	3.17-22.43%	(21.58)-5.06%
OPEB plans	11.23	15.93	(17.89)	NA	NA	NA

Plan assumptions
JPMorgan Chase’s expected long-term rate of return for U.S. defined benefit pension and OPEB plan assets is a blended average of the investment advisor’s projected long-term (10 years or more) returns for the various asset classes, weighted by the asset allocation. Returns on asset classes are developed using a forward-looking building-block approach and are not strictly based on historical returns. Equity returns are generally developed as the sum of inflation, expected real earnings growth and expected long-term dividend yield. Bond returns are generally developed as the sum of inflation, real bond yield and risk spread (as appropriate), adjusted for the expected effect on returns from changing yields. Other asset-class returns are derived from their relationship to the equity and bond markets. Consideration is also given to current market conditions and the short-term portfolio mix of each plan; as a result, in 2010 the Firm generally maintained the same expected return on assets as in the prior year.
For the U.K. defined benefit pension plans, which represent the most significant of the non-U.S. defined benefit pension plans, procedures similar to those in the U.S. are used to develop the expected long-term rate of return on defined benefit pension plan assets, taking into consideration local market conditions and the specific allocation of plan assets. The expected long-term rate of return on U.K. plan assets is an average of projected long-term returns for each asset class. The return on equities has been selected by reference to the yield on long-term U.K. government bonds plus an equity risk premium above the risk-free rate. The return on “AA”-rated long-term corporate bonds has been taken as the average yield on such bonds.
The discount rate used in determining the benefit obligation under the U.S. defined benefit pension and OPEB plans was selected by reference to the yields on portfolios of bonds with maturity dates and coupons that closely match each of the plan’s projected cash flows; such portfolios are derived from a broad-based universe of high-quality corporate bonds as of the measurement date. In years in which these hypothetical bond portfolios generate excess cash, such excess is assumed to be reinvested at the one-year forward rates implied by the Citigroup Pension Discount Curve published as of the measurement date. The discount rate for the U.K. defined benefit pension and OPEB plans represents a rate implied from the yield curve of the year-end iBoxx £ corporate “AA” 15-year-plus bond index.
The following tables present the weighted-average annualized actuarial assumptions for the projected and accumulated postretirement benefit obligations, and the components of net periodic benefit costs, for the Firm’s U.S. and non-U.S. defined benefit pension and OPEB plans, as of and for the periods indicated.
Weighted-average assumptions used to determine benefit obligations

	U.S.		Non-U.S.
December 31,	2010	2009	2010	2009

Discount rate:
Defined benefit pension plans	5.50%	6.00%	1.60-5.50%	2.00-5.70%
OPEB plans	5.50	6.00	5.50	5.70
Rate of compensation increase	4.00	4.00	3.00-4.50	3.00-4.50
Health care cost trend rate:
Assumed for next year	7.00	7.75	6.50	5.40
Ultimate	5.00	5.00	6.00	4.50
Year when rate will reach ultimate	2017	2014	2015	2014

Weighted-average assumptions used to determine net periodic benefit costs

	U.S.			Non-U.S.
Year ended December 31,	2010	2009	2008	2010	2009	2008

Discount rate:
Defined benefit pension plans	6.00%	6.65%	6.60%	2.00-5.70%	2.00-6.20%	2.25-5.80%
OPEB plans	6.00	6.70	6.60	5.70	6.20	5.80
Expected long-term rate of return on plan assets:
Defined benefit pension plans	7.50	7.50	7.50	2.40-6.20	2.50-6.90	3.25-5.75
OPEB plans	7.00	7.00	7.00	NA	NA	NA
Rate of compensation increase	4.00	4.00	4.00	3.00-4.50	3.00-4.00	3.00-4.25
Health care cost trend rate:
Assumed for next year	7.75	8.50	9.25	5.40	7.00	5.75
Ultimate	5.00	5.00	5.00	4.50	5.50	4.00
Year when rate will reach ultimate	2014	2014	2014	2014	2012	2010

The following table presents the effect of a one-percentage-point change in the assumed health care cost trend rate on JPMorgan Chase’s total service and interest cost and accumulated postretirement benefit obligation.

	1-Percentage-	1-Percentage-
Year ended December 31, 2010	point	point
(in millions)	increase	decrease

Effect on total service and interest cost	$2	$(2)
Effect on accumulated postretirement benefit obligation	36	(31)

At December 31, 2010, the Firm decreased the discount rates used to determine its benefit obligations for the U.S. defined benefit pension and OPEB plans in light of current market interest rates, which will result in an increase in expense of approximately  $21 million for 2011. The 2011 expected long-term rate of return on U.S. defined benefit pension plan assets and U.S. OPEB plan assets are 7.50% and 6.25%, respectively, as compared to 7.50% and 7.00% in 2010. The initial health care benefit obligation trend assumption declined from 7.75% in 2010 to 7.00% in 2011. The ultimate health care trend assumption will remain at 5.00% in 2011, but the year to ultimate was adjusted from 2014 to 2017. As of December 31, 2010, the interest crediting rate assumption and the assumed rate of compensation increase remained at 5.25% and 4.00%, respectively.
JPMorgan Chase’s U.S. defined benefit pension and OPEB plan expense is sensitive to the expected long-term rate of return on plan assets and the discount rate. With all other assumptions held constant, a 25-basis point decline in the expected long-term rate of return on U.S. plan assets would result in an increase of approximately an aggregate  $30 million in 2011 U.S. defined benefit pension and OPEB plan expense. A 25-basis point decline in the discount rate for the U.S. plans would result in an increase in 2011 U.S. defined benefit pension and OPEB plan expense of approximately an aggregate  $11 million and an increase in the related benefit obligations of approximately an aggregate  $169 million. A 25-basis point increase in the interest crediting rate for the U.S. defined benefit pension plan would result in an increase in 2011 U.S. defined benefit pension expense of approximately  $19 million and an increase in the related projected benefit obligations of approximately  $76 million. A 25-basis point decline in the discount rates for the non-U.S. plans would result in an increase in the 2011 non-U.S. defined benefit pension plan expense of approximately  $11 million.
Investment strategy and asset allocation
The Firm’s U.S. defined benefit pension plan assets are held in trust and are invested in a well-diversified portfolio of equity and fixed income securities, real estate, cash and cash equivalents, and alternative investments (e.g., hedge funds, private equity funds, and real estate funds). Non-U.S. defined benefit pension plan assets are held in various trusts and are also invested in well-diversified portfolios of equity, fixed income and other securities. Assets of the Firm’s COLI policies, which are used to partially fund the U.S. OPEB plan, are held in separate accounts with an insurance company and are invested in equity and fixed income index funds.
The investment policy for the Firm’s U.S. defined benefit pension plan assets is to optimize the risk-return relationship as appropriate to the needs and goals using a global portfolio of various asset classes diversified by market segment, economic sector, and issuer. Periodically the Firm performs a comprehensive analysis on the U.S. defined benefit pension plan asset allocations, incorporating projected asset and liability data, which focuses on the short-and long-term impact of the asset allocation on cumulative pension expense, economic cost, present value of contributions and funded status. Currently, approved asset allocation ranges are: U.S. equity 15–35%, international equity 15–25%, debt securities 10–30%, hedge funds 10–30%, real estate 5–20%, and private equity 5–20%. Asset allocations are not managed to a specific target but seek to shift asset class allocations within these stated ranges. Assets are managed by a combination of internal and external investment managers. Asset allocation decisions also incorporate the economic outlook and anticipated implications of the macroeconomic environment on the various asset classes and managers. Maintaining an appropriate level of liquidity, which takes into consideration forecasted requirements for cash is a major consideration in the asset allocation process. The Firm regularly reviews the asset allocations and all factors that continuously impact the portfolio, which is rebalanced when deemed necessary.
For the U.K. defined benefit pension plans, which represent the most significant of the non-U.S. defined benefit pension plans, the assets are invested to maximize returns subject to an appropriate level of risk relative to the plans’ liabilities. In order to reduce the volatility in returns relative to the plan’s liability profiles, the U.K. defined benefit pension plans’ largest asset allocations are to debt securities of appropriate durations. Other assets, mainly equity securities, are then invested for capital appreciation, to provide long-term investment growth. Similar to the U.S. defined benefit pension plan, asset allocations for the U.K. plans are reviewed and rebalanced on a regular basis.
Investments held by the Plans include financial instruments which are exposed to various risks such as interest rate, market and credit risks. Exposure to a concentration of credit risk is mitigated by the broad diversification of both U.S. and non-U.S. investment instruments. Additionally, the investments in each of the common/ collective trust funds and registered investment companies are further diversified into various financial instruments. As of December 31, 2010, assets held by the Firm’s U.S. and non-U.S. defined benefit pension and OPEB plans do not include JPMorgan Chase common stock, except in connection with investments in third-party stock-index funds. The plans hold investments in funds that are sponsored or managed by affiliates of JPMorgan Chase in the amount of  $1.7 billion and  $1.6 billion for U.S. plans and  $155 million and  $474 million for non-U.S. plans, as of December 31, 2010 and 2009, respectively.

The following table presents the weighted-average asset allocation of the fair values of total plan assets at December 31 for the years indicated, as well as the respective approved range/target allocation by asset category, for the Firm’s U.S. and non-U.S. defined benefit pension and OPEB plans.

	Defined benefit pension plans
	U.S.			Non-U.S.			OPEB plans(c)
	Target	% of plan assets		Target	% of plan assets		Target	% of plan assets
December 31,	Allocation	2010	2009	Allocation	2010	2009	Allocation	2010	2009

Asset category
Debt securities(a)	10-30%	29%	29%	72%	71%	75%	50%	50%	50%
Equity securities	25-60	40	40	26	28	23	50	50	50
Real estate	5-20	4	4	1	—	1	—	—	—
Alternatives(b)	15-50	27	27	1	1	1	—	—	—

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(a)	Debt securities primarily include corporate debt, U.S. federal, state, local and non-U.S. government, and mortgage-backed securities.

(b)	Alternatives primarily include limited partnerships.

(c)	Represents the U.S. OPEB plan only, as the U.K. OPEB plan is unfunded.
Fair value measurement of the plans’ assets and liabilities
The following details the instruments measured at fair value, including the general classification of such instruments pursuant to the valuation hierarchy, as described in Note 3 on pages 170–187 of this Annual Report.
Cash and cash equivalents
Cash and cash equivalents includes currency on hand, demand deposits with banks or other financial institutions, and any short-term, highly liquid investments readily convertible into cash (i.e., investments with original maturities of three months or less). Due to the highly liquid nature of these assets, they are classified within level 1 of the valuation hierarchy.
Equity securities
Common and preferred stocks are valued at the closing price reported on the major market on which the individual securities are traded and are generally classified within level 1 of the valuation hierarchy. If quoted exchange prices are not available for the specific security, other independent pricing or broker quotes are consulted for valuation purposes. Consideration is given to the nature of the quotes (e.g., indicative or firm) and the relationship of recently evidenced market activity to the prices provided from independent pricing services. Common and preferred stock that do not have quoted exchange prices are generally classified within level 2 of the valuation hierarchy.
Common/collective trust funds
These investments are public investment vehicles valued based on the calculated NAV of the fund. Where the funds produce a daily NAV that is validated by a sufficient level of observable activity (purchases and sales at NAV), the NAV is used to value the fund investment and it is classified in level 1 of the valuation hierarchy. Where adjustments to the NAV are required, for example, with respect to interests in funds subject to restrictions on redemption (such as withdrawal limitations) and/or observable activity for the fund investment is limited, investments are classified within level 2 of the valuation hierarchy.
Limited partnerships
Limited partnerships include investments in hedge funds, private equity funds and real estate funds. Hedge funds are valued based on quoted NAV and are classified within level 2 or 3 of the valuation hierarchy depending on the level of liquidity and activity in the markets for each investment. Certain of these hedge fund investments are subject to restrictions on redemption (such as initial lock-up periods, withdrawal limitations and illiquid assets) and are therefore classified within level 3 of the valuation hierarchy. The valuation of private equity investments and real estate funds require significant management judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets and therefore, they are generally classified within level 3 of the valuation hierarchy. Unfunded commitments to purchase limited partnership investments for the Plans were  $1.1 billion and  $1.3 billion for 2010 and 2009, respectively.
Corporate debt securities and U.S. federal, state, local and non-government debt securities
The Firm estimates the value of debt instruments using a combination of observed transaction prices, independent pricing services and relevant broker quotes. Consideration is given to the nature of the quotes (e.g., indicative or firm) and the relationship of recently evidenced market activity to the prices provided from independent pricing services. The Firm may also use pricing models or discounted cash flows. Such securities are generally classified within level 2 of the valuation hierarchy.
Mortgage-backed securities
MBS include both U.S. government agency and U.S. government-sponsored enterprise (collectively, “U.S. government agencies”) securities, and nonagency pass-through securities. U.S. government agency securities are valued based on quoted prices in active markets and are therefore classified in level 1 of the valuation hierarchy. Nonagency securities are primarily “AAA” rated residential and commercial MBS valued using a combination of observed transaction prices, independent pricing services and relevant broker quotes. Consideration is given to the nature of the quotes and the relationships of recently evidenced market activity to the prices provided from independent pricing services. Such securities are generally classified within level 2 of the valuation hierarchy.

Derivative receivables and derivative payables
In the normal course of business, foreign exchange, credit, interest rate and equity derivative contracts are used to minimize fluctuations in the value of plan assets caused by exposure to credit or market risks. These instruments may also be used in lieu of investing in cash instruments. Exchange traded derivatives valued using quoted prices are classified within level 1 of the valuation hierarchy. However, a majority of the derivative instruments are valued using internally developed models that use as their basis readily observable market parameters and are therefore classified within level 2 of the valuation hierarchy.
Other
Other consists of exchange traded funds (“ETFs”), mutual fund investments, and participating and non-participating annuity contracts (“Annuity Contracts”). ETFs are valued at the closing price reported on the major market on which the individual securities are traded and are generally classified within level 1 of the valuation hierarchy. Mutual fund investments are valued using NAV. Those fund investments with a daily NAV that are validated by a sufficient level of observable activity (purchases and sales at NAV) are classified in level 1 of the valuation hierarchy. Where adjustments to the NAV are required, for example, for fund investments subject to restrictions on redemption (such as lock-up periods or withdrawal limitations), and/or observable activity for the fund investment is limited, the mutual fund investments are classified in level 2 or 3 of the valuation hierarchy. Annuity Contracts are valued at the amount by which the fair value of the assets held in the separate account exceeds the actuarially determined guaranteed benefit obligation covered under the Annuity Contracts. Annuity Contracts lack market mechanisms for transferring each individual policy and generally include restrictions on the timing of surrender; therefore, these investments are classified within level 3 of the valuation hierarchy.
Pension and OPEB plan assets and liabilities measured at fair value

	U.S. defined benefit pension plans					Non-U.S. defined benefit pension plans
December 31, 2010				Total					Total
(in millions)	Level 1	Level 2	Level 3	fair value		Level 1	Level 2	Level 3	fair value

Cash and cash equivalents	$—	$—	$—	$—		$81	$—	$—	$81
Equity securities:
Capital equipment	748	9	—	757		68	13	—	81
Consumer goods	712	—	—	712		75	21	—	96
Banks and finance companies	414	1	—	415		113	9	—	122
Business services	444	—	—	444		53	10	—	63
Energy	195	—	—	195		59	6	—	65
Materials	205	—	—	205		50	13	—	63
Real Estate	21	—	—	21		1	—	—	1
Other	857	6	—	863		194	16	—	210

Total equity securities	3,596	16	—	3,612		613	88	—	701

Common/collective trust funds(a)	1,195	756	—	1,951		46	180	—	226
Limited partnerships:
Hedge funds	—	959	1,102	2,061		—	—	—	—
Private equity funds	—	—	1,232	1,232		—	—	—	—
Real estate	—	—	304	304		—	—	—	—

Total limited partnerships	—	959	2,638	3,597		—	—	—	—

Corporate debt securities(b)	—	424	1	425		—	718	—	718
U.S. federal, state, local and non-U.S. government debt securities	—	453	—	453		—	864	—	864
Mortgage-backed securities(c)	188	55	—	243		1	—	—	1
Derivative receivables(d)	2	194	—	196		—	3	—	3
Other	218	58	387	663		18	51	—	69

Total assets measured at fair value(e)(f)	$5,199	$2,915	$3,026	$11,140		$759	$1,904	$—	$2,663

Derivative payables	—	(177)	—	(177)		—	(25)	—	(25)

Total liabilities measured at fair value	$—	$(177)	$—	$(177	)(g)	$—	$(25)	$—	$(25)

	U.S. defined benefit pension plans					Non-U.S. defined benefit pension plans
December 31, 2009				Total					Total
(in millions)	Level 1	Level 2	Level 3	fair value		Level 1	Level 2	Level 3	fair value

Cash and cash equivalents	$71	$—	$—	$71		$27	$—	$—	$27
Equity securities:
Capital equipment	608	13	—	621		49	16	—	65
Consumer goods	554	—	—	554		64	18	—	82
Banks and finance companies	324	—	—	324		90	12	—	102
Business services	322	—	—	322		39	13	—	52
Energy	188	—	—	188		45	13	—	58
Materials	186	—	—	186		35	3	—	38
Real estate	19	—	—	19		—	—	—	—
Other	571	1	—	572		171	—	—	171

Total equity securities	2,772	14	—	2,786		493	75	—	568

Common/collective trust funds(a)	1,868	610	—	2,478		23	185	—	208
Limited partnerships:
Hedge funds	—	912	627	1,539		—	—	—	—
Private equity funds	—	—	874	874		—	—	—	—
Real estate	—	—	196	196		—	—	—	—

Total limited partnerships	—	912	1,697	2,609		—	—	—	—

Corporate debt securities(b)	—	941	—	941		—	685	—	685
U.S. federal, state, local and non-U.S. government debt securities	—	406	—	406		—	841	—	841
Mortgage-backed securities(c)	169	54	—	223		—	—	—	—
Derivative receivables(d)	—	90	—	90		—	5	—	5
Other	348	115	334	797		18	89	13	120

Total assets measured at fair value(e)(f)	$5,228	$3,142	$2,031	$10,401		$561	$1,880	$13	$2,454

Derivative payables	—	(76)	—	(76)		—	(30)	—	(30)

Total liabilities measured at fair value	$—	$(76)	$—	$(76	)(g)	$—	$(30)	$—	$(30)

(a)	At December 31, 2010 and 2009, common/collective trust funds generally include commingled funds that primarily included 22% and 39%, respectively, of short-term investment funds; 21% and 24%, respectively, of equity (index) investments; and 16% and 15%, respectively, of international investments.

(b)	Corporate debt securities include debt securities of U.S. and non-U.S. corporations.

(c)	At December 31, 2010 and 2009, mortgage-backed securities were generally invested 77% and 72%, respectively, in debt securities issued by U.S. government agencies.

(d)	At December 31, 2010 and 2009, derivative receivables primarily included 89% and 80%, respectively, of foreign exchange contracts; and 11% and 16%, respectively, of equity warrants.

(e)	At December 31, 2010 and 2009, the fair value of investments valued at NAV were $4.1 billion and $4.2 billion, respectively, which were classified within the valuation hierarchy as follows: $1.3 billion and $2.0 billion in level 1, $1.7 billion and $1.6 billion in level 2 and $1.1 billion and $600 million in level 3.

(f)	At December 31, 2010 and 2009, excluded U.S. defined benefit pension plan receivables for investments sold and dividends and interest receivables of $52 million and $82 million, respectively; and excluded non-U.S. defined benefit pension plan receivables for dividends and interest receivables of $9 million and $8 million, respectively.

(g)	At December 31, 2010 and 2009, excluded $149 million and $177 million, respectively, of U.S. defined benefit pension plan payables for investments purchased; and $38 million and $12 million, respectively, of other liabilities.
At December 31, 2010 and 2009, the Firm’s OPEB plan was partially funded with COLI policies of  $1.4 billion and  $1.3 billion, respectively, which were classified in level 3 of the valuation hierarchy.

Changes in level 3 fair value measurements using significant unobservable inputs

Year ended		Total realized/			Fair value,
December 31, 2010	Fair value,	unrealized	Purchases, sales	Transfers in and/or	December 31,
(in millions)	January 1, 2010	gains/(losses)(a)	and settlements, net	out of level 3	2010

U.S. defined benefit pension plans
Limited partnerships:
Hedge funds	$627	$8	$388	$79	$1,102
Private equity funds	874	111	235	12	1,232
Real estate	196	19	89	—	304

Total limited partnerships	$1,697	$138	$712	$91	$2,638

Corporate debt securities	—	—	—	1	1
Other	334	53	—	—	387

Total U.S. plans	$2,031	$191	$712	$92	$3,026

Non-U.S. defined benefit pension plans
Other	$13	$(1)	$(12)	$—	$—

Total non-U.S. plans	$13	$(1)	$(12)	$—	$—

OPEB plans
COLI	$1,269	$137	$(25)	$—	$1,381

Total OPEB plans	$1,269	$137	$(25)	$—	$1,381

Year ended		Total realized/			Fair value,
December 31, 2009	Fair value,	unrealized	Purchases, sales	Transfers in and/or	December 31,
(in millions)	January 1, 2009	gains/(losses)(a)	and settlements, net	out of level 3	2009

U.S. defined benefit pension plans
Limited partnerships:
Hedge funds	$524	$112	$(9)	$—	$627
Private equity funds	810	(1)	80	(15)	874
Real estate	203	(107)	100	—	196

Total limited partnerships	$1,537	$4	$171	$(15)	$1,697

Corporate debt securities	—	—	—	—	—
Other	315	19	—	—	334

Total U.S. plans	$1,852	$23	$171	$(15)	$2,031

Non-U.S. defined benefit pension plans
Other	$14	$(1)	$—	$—	$13

Total non-U.S. plans	$14	$(1)	$—	$—	$13

OPEB plans
COLI	$1,126	$172	$(29)	$—	$1,269

Total OPEB plans	$1,126	$172	$(29)	$—	$1,269

(a)	For the years ended December 31, 2010, and 2009, respectively, total realized (unrealized) gains/(losses) are the changes in unrealized gains or losses relating to assets held at December 31, 2010 and 2009, respectively.

Estimated future benefit payments
The following table presents benefit payments expected to be paid, which include the effect of expected future service, for the years indicated. The OPEB medical and life insurance payments are net of expected retiree contributions.

	U.S.	Non-U.S.
Year ended December 31,	defined benefit	defined benefit	OPEB before	Medicare
(in millions)	pension plans	pension plans	Medicare Part D subsidy	Part D subsidy

2011	$1,001	$84	$99	$10
2012	1,011	92	97	11
2013	587	98	95	12
2014	593	102	94	13
2015	592	111	92	14
Years 2016—2020	3,013	640	418	78

Employee Stock Based Incentives	12 Months Ended
Dec. 31, 2010
Employee Stock-Based Incentives [Abstract]
Employee Stock-Based Incentives
Note 10 – Employee stock-based incentives
Employee stock-based awards
In 2010, 2009, and 2008, JPMorgan Chase granted long-term stock-based awards to certain key employees under the 2005 Long-Term Incentive Plan (the “2005 Plan”). The 2005 Plan became effective on May 17, 2005, and was amended in May 2008. Under the terms of the amended 2005 plan, as of December 31, 2010, 113 million shares of common stock are available for issuance through May 2013. The amended 2005 Plan is the only active plan under which the Firm is currently granting stock-based incentive awards. In the following discussion, the 2005 Plan, plus prior Firm plans and plans assumed as the result of acquisitions, are referred to collectively as the “LTI Plans,” and such plans constitute the Firm’s stock-based incentive plans.
Restricted stock units (“RSUs”) are awarded at no cost to the recipient upon their grant. RSUs are generally granted annually and generally vest at a rate of 50% after two years and 50% after three years and convert into shares of common stock at the vesting date. In addition, RSUs typically include full-career eligibility provisions, which allow employees to continue to vest upon voluntary termination, subject to post-employment and other restrictions based on age or service-related requirements. All of these awards are subject to forfeiture until vested. An RSU entitles the recipient to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding and, as such, are considered participating securities as discussed in Note 25 on page 269 of this Annual Report.
Under the LTI Plans, stock options and stock appreciation rights (“SARs”) have generally been granted with an exercise price equal to the fair value of JPMorgan Chase’s common stock on the grant date. The Firm typically awards SARs to certain key employees once per year, and it also periodically grants discretionary stock-based incentive awards to individual employees, primarily in the form of both employee stock options and SARs. The 2010, 2009 and 2008 grants of SARs to key employees vest ratably over five years (i.e., 20% per year). The 2010 grants of SARs contain full-career eligibility provisions; the 2009 and 2008 grants of SARs do not include any full-career eligibility provisions. SARs generally expire 10 years after the grant date.
The Firm separately recognizes compensation expense for each tranche of each award as if it were a separate award with its own vesting date. Generally, for each tranche granted, compensation expense is recognized on a straight-line basis from the grant date until the vesting date of the respective tranche, provided that the employees will not become full-career eligible during the vesting period. For awards with full-career eligibility provisions and awards granted with no future substantive service requirement, the Firm accrues the estimated value of awards expected to be awarded to employees as of the grant date without giving consideration to the impact of post-employment restrictions. For each tranche granted to employees who will become full-career eligible during the vesting period, compensation expense is recognized on a straight-line basis from the grant date until the earlier of the employee’s full-career eligibility date or the vesting date of the respective tranche.
The Firm’s policy for issuing shares upon settlement of employee stock-based incentive awards is to issue either new shares of common stock or treasury shares. During 2010, 2009 and 2008, the Firm settled all of its employee stock-based awards by issuing treasury shares.
In January 2008, the Firm awarded to its Chairman and Chief Executive Officer up to 2 million SARs. The terms of this award are distinct from, and more restrictive than, other equity grants regularly awarded by the Firm. The SARs, which have a 10-year term, will become exercisable no earlier than January 22, 2013, and have an exercise price of  $39.83. The number of SARs that will become exercisable (ranging from none to the full 2 million) and their exercise date or dates may be determined by the Board of Directors based on an annual assessment of the performance of both the CEO and JPMorgan Chase. The Firm recognizes this award ratably over an assumed five-year service period, subject to a requirement to recognize changes in the fair value of the award through the grant date. The Firm recognized  $4 million,  $9 million and  $1 million in compensation expense in 2010, 2009 and 2008, respectively, for this award.

In connection with the Bear Stearns merger, 46 million Bear Stearns employee stock awards, principally RSUs, capital appreciation plan units and stock options, were exchanged for equivalent JPMorgan Chase awards using the merger exchange ratio of 0.21753. The fair value of these employee stock awards was included in the Bear Stearns purchase price, since substantially all of the awards were fully vested immediately after the merger date under provisions that provided for accelerated vesting upon a change of control of Bear Stearns. However, Bear Stearns vested employee stock options had no impact on the purchase price; since the employee stock options were significantly out of the money at the merger date, the fair value of these awards was equal to zero upon their conversion into JPMorgan Chase options.
The Firm also exchanged 6 million shares of its common stock for 27 million shares of Bear Stearns common stock held in an irrevocable grantor trust (the “RSU Trust”), using the merger exchange ratio of 0.21753. The RSU Trust was established to hold common stock underlying awards granted to selected employees and key executives under certain Bear Stearns employee stock plans. The RSU Trust was consolidated on JPMorgan Chase’s Consolidated Balance Sheets as of June 30, 2008, and the shares held in the RSU Trust were recorded in “Shares held in RSU Trust,” which reduced stockholders’ equity, similar to the treatment for treasury stock. The related obligation to issue stock under these employee stock plans is reported in capital surplus. The issuance of shares held in the RSU Trust to employees has no effect on the Firm’s total stockholders’ equity, net income or earnings per share. Shares held in the RSU Trust were distributed in 2008, 2009 and 2010, with a majority of the shares in the RSU Trust having been distributed through December 2010. There were 1 million shares in the RSU Trust as of December 31, 2010. These remaining shares are expected to be distributed over the next two years.
RSU activity
Compensation expense for RSUs is measured based on the number of shares granted multiplied by the stock price at the grant date and is recognized in income as previously described. The following table summarizes JPMorgan Chase’s RSU activity for 2010.

		Weighted-
Year ended December 31, 2010	Number of	average grant
(in thousands, except weighted average data)	shares	date fair value

Outstanding, January 1	221,265	$29.32
Granted	80,142	42.92
Vested	(59,137)	43.05
Forfeited	(8,149)	31.15

Outstanding, December 31	234,121	$30.45

The total fair value of shares that vested during the years ended December 31, 2010, 2009 and 2008, was  $2.3 billion,  $1.3 billion and  $1.6 billion, respectively.
Employee stock option and SARs activity
Compensation expense for employee stock options and SARs, which is measured at the grant date as the fair value of employee stock options and SARs, is recognized in net income as described above.

The following table summarizes JPMorgan Chase’s employee stock option and SARs activity for the year ended December 31, 2010, including awards granted to key employees and awards granted in prior years under broad-based plans.

Year ended December 31, 2010
(in thousands, except
weighted-average data, and	Number of	Weighted-average	Weighted-average remaining	Aggregate
where otherwise noted)	options/SARs	exercise price	contractual life (in years)	intrinsic value

Outstanding, January 1	266,568	$45.83
Granted	20,949	42.96
Exercised	(12,870)	30.69
Forfeited	(3,076)	34.82
Canceled	(37,044)	65.95

Outstanding, December 31	234,527	$43.33	3.4	$1,191,151
Exercisable, December 31	181,183	45.52	2.1	788,217

The weighted-average grant date per share fair value of stock options and SARs granted during the years ended December 31, 2010, 2009 and 2008, was  $12.27,  $8.24 and  $10.36, respectively. The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008, was  $154 million,  $154 million and  $391 million, respectively.
Compensation expense
The Firm recognized the following noncash compensation expense related to its various employee stock-based incentive plans in its Consolidated Statements of Income.

Year ended December 31, (in millions)	2010	2009	2008

Cost of prior grants of RSUs and SARs that are amortized over their applicable vesting periods	$2,479	$2,510	$2,228
Accrual of estimated costs of RSUs and SARs to be granted in future periods including those to full-career eligible employees	772	845	409

Total noncash compensation expense related to employee stock-based incentive plans	$3,251	$3,355	$2,637

At December 31, 2010, approximately  $1.5 billion (pretax) of compensation cost related to unvested awards had not yet been charged to net income. That cost is expected to be amortized into compensation expense over a weighted-average period of 0.9 years. The Firm does not capitalize any compensation cost related to share-based compensation awards to employees.
Cash flows and tax benefits
Income tax benefits related to stock-based incentive arrangements recognized in the Firm’s Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, were  $1.3 billion,  $1.3 billion and  $1.1 billion, respectively.
The following table sets forth the cash received from the exercise of stock options under all stock-based incentive arrangements, and the actual income tax benefit realized related to tax deductions from the exercise of the stock options.

Year ended December 31, (in millions)	2010	2009	2008

Cash received for options exercised	$205	$437	$1,026
Tax benefit realized	14	11	72

In June 2007, the FASB ratified guidance which requires that realized tax benefits from dividends or dividend equivalents paid on equity-classified share-based payment awards that are charged to retained earnings be recorded as an increase to additional paid-in capital and included in the pool of excess tax benefits available to absorb tax deficiencies on share-based payment awards. Prior to the issuance of this guidance, the Firm did not include these tax benefits as part of this pool of excess tax benefits. The Firm adopted this guidance on January 1, 2008; its adoption did not have an impact on the Firm’s Consolidated Balance Sheets or results of operations.
Valuation assumptions
The following table presents the assumptions used to value employee stock options and SARs granted during the years ended December 31, 2010, 2009 and 2008, under the Black-Scholes valuation model.

Year ended December 31,	2010	2009	2008

Weighted-average annualized
valuation assumptions
Risk-free interest rate	3.89%	2.33%	3.90%
Expected dividend yield(a)	3.13	3.40	3.57
Expected common stock price volatility	37	56	34
Expected life (in years)	6.4	6.6	6.8

(a)	In 2010 and 2009, the expected dividend yield was determined using historical dividend yields.
The expected volatility assumption is derived from the implied volatility of JPMorgan Chase’s publicly traded stock options. The expected life assumption is an estimate of the length of time that an employee might hold an option or SAR before it is exercised or canceled, and the assumption is based on the Firm’s historical experience.

Noninterest Expense	12 Months Ended
Dec. 31, 2010
Noninterest expense [Abstract]
Noninterest Expense
Note 11 – Noninterest expense
The following table presents the components of noninterest expense.

Year ended December 31, (in millions)	2010	2009	2008

Compensation expense(a)	$28,124	$26,928	$22,746
Noncompensation expense:
Occupancy expense	3,681	3,666	3,038
Technology, communications and equipment expense	4,684	4,624	4,315
Professional and outside services	6,767	6,232	6,053
Marketing	2,446	1,777	1,913
Other expense(b)(c)(d)	14,558	7,594	3,740
Amortization of intangibles	936	1,050	1,263

Total noncompensation expense	33,072	24,943	20,322
Merger costs	—	481	432

Total noninterest expense	$61,196	$52,352	$43,500

(a)	2010 includes a payroll tax expense related to the United Kingdom (“U.K.”) Bank Payroll Tax on certain compensation awarded from December 9, 2009, to April 5, 2010, to relevant banking employees.

(b)	In 2010, 2009 and 2008, included litigation expense of $7.4 billion, $161 million and a net benefit of $781 million, respectively.

(c)	Includes foreclosed property expense of $1.0 billion, $1.4 billion and $213 million in 2010, 2009 and 2008, respectively.

(d)	Expense for 2009 included a $675 million FDIC special assessment.
Merger costs
Costs associated with the Bear Stearns merger and the Washington Mutual transaction in 2008 are reflected in the merger costs caption of the Consolidated Statements of Income. For a further discussion of the Bear Stearns merger and the Washington Mutual transaction, see Note 2 on pages 166–170 of this Annual Report. A summary of merger-related costs is shown in the following table.

	2009			2008
	Bear	Washington		Bear	Washington
Year ended December 31, (in millions)	Stearns	Mutual	Total	Stearns	Mutual	Total

Expense category
Compensation	$(9)	$256	$247	$181	$113	$294
Occupancy	(3)	15	12	42	—	42
Technology and communications and other	38	184	222	85	11	96

Total(a)(b)	$26	$455	$481	$308	$124	$432

(a)	With the exception of occupancy- and technology-related write-offs, all of the costs in the table required the expenditure of cash.

(b)	There were no merger costs for 2010.
The table below shows changes in the merger reserve balance related to costs associated with the above transactions.

	2010			2009			2008
	Bear	Washington		Bear	Washington		Bear	Washington
Year ended December 31, (in millions)	Stearns	Mutual	Total	Stearns	Mutual	Total	Stearns	Mutual	Total

Merger reserve balance, beginning of period	$32	$57	$89	$327	$441	$768	$—	$—	$—
Recorded as merger costs(a)	—	—	—	26	455	481	308	124	432
Recorded as goodwill	—	—	—	(5)	—	(5)	1,112	435	1,547
Utilization of merger reserve	(32)	(57)	(89)	(316)	(839)	(1,155)	(1,093)	(118)	(1,211)

Merger reserve balance, end of period	$—	$—	$—	$32	$57	$89	$327	$441	$768

(a)	There were no merger costs for 2010.

Securities	12 Months Ended
Dec. 31, 2010
Securities [Abstract]
Securities
Note 12 – Securities
Securities are classified as AFS, held-to-maturity (“HTM”) or trading. Trading securities are discussed in Note 3 on pages 170–187 of this Annual Report. Securities are classified primarily as AFS when used to manage the Firm’s exposure to interest rate movements or used for longer-term strategic purposes. AFS securities are carried at fair value on the Consolidated Balance Sheets. Unrealized gains and losses, after any applicable hedge accounting adjustments, are reported as net increases or decreases to accumulated other comprehensive income/(loss). The specific identification method is used to determine realized gains and losses on AFS securities, which are included in securities gains/(losses) on the Consolidated Statements of Income. Securities that the Firm has the positive intent and ability to hold to maturity are classified as HTM and are carried at amortized cost on the Consolidated Balance Sheets. The Firm has not classified new purchases of securities as HTM for the past several years.
Other-than-temporary impairment
AFS debt and equity securities in unrealized loss positions are analyzed as part of the Firm’s ongoing assessment of other-than-temporary impairment (“OTTI”). For debt securities, the Firm considers a decline in fair value to be other-than-temporary when the Firm does not expect to recover the entire amortized cost basis of the security. The Firm also considers an OTTI to have occurred when there is an adverse change in cash flows to beneficial interests in securitizations that are rated below “AA” at their acquisition, or that can be contractually prepaid or otherwise settled in such a way that the Firm would not recover substantially all of its recorded investment. For AFS equity securities, the Firm considers a decline in fair value to be other-than-temporary if it is probable that the Firm will not recover its amortized cost basis.
For debt securities, OTTI losses must be recognized in earnings if an investor has the intent to sell the debt security, or if it is more likely than not that the investor will be required to sell the debt security before recovery of its amortized cost basis. However, even if an investor does not expect to sell a debt security, it must evaluate the expected cash flows to be received and determine if a credit loss exists. In the event of a credit loss, only the amount of impairment associated with the credit loss is recognized in income. Amounts relating to factors other than credit losses are recorded in OCI.
When the Firm intends to sell AFS debt or equity securities, it recognizes an impairment loss equal to the full difference between the amortized cost basis and the fair value of those securities.
When the Firm does not intend to sell AFS debt or equity securities in an unrealized loss position, potential OTTI is considered using a variety of factors, including the length of time and extent to which the market value has been less than cost; adverse conditions specifically related to the industry, geographic area or financial condition of the issuer or underlying collateral of a security; payment structure of the security; changes to the rating of the security by a rating agency; the volatility of the fair value changes; and changes in fair value of the security after the balance sheet date. For debt securities, the Firm estimates cash flows over the remaining lives of the underlying collateral to assess whether credit losses exist and, where applicable for purchased or retained beneficial interests in securitized assets, to determine if any adverse changes in cash flows have occurred. The Firm’s cash flow estimates take into account expectations of relevant market and economic data as of the end of the reporting period. For securities issued in a securitization, the Firm also takes into consideration underlying loan-level data, and structural features of the securitization, such as subordination, excess spread, overcollateralization or other forms of credit enhancement, and compares the losses projected for the underlying collateral (“pool losses”) against the level of credit enhancement in the securitization structure to determine whether these features are sufficient to absorb the pool losses, or whether a credit loss on the AFS debt security exists. The Firm also performs other analyses to support its cash flow projections, such as first-loss analyses or stress scenarios.
For equity securities, the Firm considers the above factors, as well as the Firm’s intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in market value, and whether evidence exists to support a realizable value equal to or greater than the carrying value.
Realized gains and losses
The following table presents realized gains and losses from AFS securities.

Year ended December 31,
(in millions)	2010	2009	2008

Realized gains	$3,382	$2,268	$1,890
Realized losses	(317)	(580)	(330	)(c)

Net realized gains(a)	3,065	1,688	1,560
Credit losses included in securities gains(b)	(100)	(578)	NA

Net securities gains	$2,965	$1,110	$1,560

(a)	Proceeds from securities sold were within approximately 3% of amortized cost in 2010 and 2009 and within approximately 2% of amortized cost in 2008.

(b)	Includes other-than-temporary impairment losses recognized in income on certain prime mortgage-backed securities and obligations of U.S. states and municipalities for the year ended December 31, 2010, and on certain subprime and prime mortgage-backed securities and obligations of U.S. states and municipalities for the year ended December 31, 2009.

(c)	Includes $76 million of losses due to other-than temporary impairment of subprime mortgage-backed securities.

The amortized costs and estimated fair values of AFS and HTM securities were as follows at December 31, 2010 and 2009.

	2010					2009
		Gross	Gross				Gross	Gross
	Amortized	unrealized	unrealized		Fair	Amortized	unrealized	unrealized		Fair.
December 31, (in millions)	cost	gains	losses		value	cost	gains	losses		value

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies(a)	$117,364	$3,159	$297		$120,226	$166,094	$2,412	$608		$167,898
Residential:
Prime and Alt-A	2,173	81	250	(d)	2,004	5,234	96	807	(d)	4,523
Subprime	—	—	—		—	17	—	—		17
Non-U.S.	47,089	290	409		46,970	10,003	320	65		10,258
Commercial	5,169	502	17		5,654	4,521	132	63		4,590

Total mortgage-backed securities	171,795	4,032	973		174,854	185,869	2,960	1,543		187,286
U.S. Treasury and government agencies(a)	11,258	118	28		11,348	30,044	88	135		29,997
Obligations of U.S. states and municipalities	11,732	165	338		11,559	6,270	292	25		6,537
Certificates of deposit	3,648	1	2		3,647	2,649	1	—		2,650
Non-U.S. government debt securities	20,614	191	28		20,777	24,320	234	51		24,503
Corporate debt securities(b)	61,718	495	419		61,794	61,226	812	30		62,008
Asset-backed securities:
Credit card receivables	7,278	335	5		7,608	25,266	502	26		25,742
Collateralized loan obligations	13,336	472	210		13,598	12,172	413	436		12,149
Other	8,968	130	16		9,082	6,719	129	54		6,794

Total available-for-sale debt securities	310,347	5,939	2,019	(d)	314,267	354,535	5,431	2,300	(d)	357,666
Available-for-sale equity securities	1,894	163	6		2,051	2,518	185	4		2,699

Total available-for-sale securities	312,241	6,102	2,025	(d)	316,318	357,053	5,616	2,304	(d)	360,365

Total held-to-maturity securities(c)	$18	$2	$—		$20	$25	$2	$—		$27

(a)	Includes total U.S. government-sponsored enterprise obligations with fair values of $94.2 billion and $153.0 billion at December 31, 2010 and 2009, respectively, which were predominantly mortgage-related.

(b)	Consists primarily of bank debt including sovereign government-guaranteed bank debt.

(c)	Consists primarily of mortgage-backed securities issued by U.S. government-sponsored enterprises.

(d)	Includes a total of $133 million and $368 million (before tax) of unrealized losses related to prime mortgage-backed securities for which credit losses have been recognized in income at December 31, 2010 and 2009, respectively. These unrealized losses are not credit-related and remain reported in AOCI.

Securities impairment
The following table presents the fair value and gross unrealized losses for AFS securities by aging category at December 31, 2010 and 2009.

	Securities with gross unrealized losses
	Less than 12 months		12 months or more
		Gross		Gross		Total gross
	Fair	unrealized	Fair	unrealized	Total fair	unrealized
December 31, 2010 (in millions)	value	losses	value	losses	value	losses

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies	$14,039	$297	$—	$—	$14,039	$297
Residential:
Prime and Alt-A	—	—	1,193	250	1,193	250
Subprime	—	—	—	—	—	—
Non-U.S.	35,166	379	1,080	30	36,246	409
Commercial	548	14	11	3	559	17

Total mortgage-backed securities	49,753	690	2,284	283	52,037	973
U.S. Treasury and government agencies	921	28	—	—	921	28
Obligations of U.S. states and municipalities	6,890	330	20	8	6,910	338
Certificates of deposit	1,771	2	—	—	1,771	2
Non-U.S. government debt securities	6,960	28	—	—	6,960	28
Corporate debt securities	18,783	418	90	1	18,873	419
Asset-backed securities:
Credit card receivables	—	—	345	5	345	5
Collateralized loan obligations	460	10	6,321	200	6,781	210
Other	2,615	9	32	7	2,647	16

Total available-for-sale debt securities	88,153	1,515	9,092	504	97,245	2,019
Available-for-sale equity securities	—	—	2	6	2	6

Total securities with gross unrealized losses	$88,153	$1,515	$9,094	$510	$97,247	$2,025

	Securities with gross unrealized losses
	Less than 12 months		12 months or more
		Gross		Gross		Total gross
	Fair	unrealized	Fair	unrealized	Total fair	unrealized
December 31, 2009 (in millions)	value	losses	value	losses	value	losses

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies	$43,235	$603	$644	$5	$43,879	$608
Residential:
Prime and Alt-A	183	27	3,032	780	3,215	807
Subprime	—	—	—	—	—	—
Non-U.S.	391	1	1,773	64	2,164	65
Commercial	679	34	229	29	908	63

Total mortgage-backed securities	44,488	665	5,678	878	50,166	1,543
U.S. Treasury and government agencies	8,433	135	—	—	8,433	135
Obligations of U.S. states and municipalities	472	11	389	14	861	25
Certificates of deposit	—	—	—	—	—	—
Non-U.S. government debt securities	2,471	46	835	5	3,306	51
Corporate debt securities	1,831	12	4,634	18	6,465	30
Asset-backed securities:
Credit card receivables	—	—	745	26	745	26
Collateralized loan obligations	42	1	7,883	435	7,925	436
Other	767	8	1,767	46	2,534	54

Total available-for-sale debt securities	58,504	878	21,931	1,422	80,435	2,300
Available-for-sale equity securities	1	1	3	3	4	4

Total securities with gross unrealized losses	$58,505	$879	$21,934	$1,425	$80,439	$2,304

Other-than-temporary impairment
The following table presents credit losses that are included in the securities gains and losses table above.

Year ended December 31, (in millions)	2010	2009

Debt securities the Firm does not intend to sell that have credit losses
Total other-than-temporary impairment losses(a)	$(94)	$(946)
Losses recorded in/(reclassified from) other comprehensive income	(6)	368

Credit losses recognized in income(b)(c)	$(100)	$(578)

(a)	For initial OTTI, represents the excess of the amortized cost over the fair value of AFS debt securities. For subsequent OTTI of the same security, represents additional declines in fair value subsequent to the previously recorded OTTI, if applicable.

(b)	Represents the credit loss component of certain prime mortgage-backed securities and obligations of U.S. states and municipalities for 2010, and certain prime and subprime mortgage-backed securities and obligations of U.S. states and municipalities for 2009 that the Firm does not intend to sell. Subsequent credit losses may be recorded on securities without a corresponding further decline in fair value if there has been a decline in expected cash flows.

(c)	Excluded from this table are OTTI losses of $7 million that were recognized in income in 2009, related to subprime mortgage-backed debt securities the Firm intended to sell. These securities were sold in 2009, resulting in the recognition of a recovery of $1 million.
Changes in the credit loss component of credit-impaired debt securities
The following table presents a rollforward for the years ended December 31, 2010 and 2009, of the credit loss component of OTTI losses that were recognized in income related to debt securities that the Firm does not intend to sell.

Year ended December 31, (in millions)	2010	2009

Balance, beginning of period	$578	$—
Additions:
Newly credit-impaired securities	—	578
Increase in losses on previously credit-impaired securities	94	—
Losses reclassified from other comprehensive income on previously credit-impaired securities	6	—
Reductions:
Sales of credit-impaired securities	(31)	—
Impact of new accounting guidance related to VIEs	(15)	—

Balance, end of period	$632	$578

Gross unrealized losses
Gross unrealized losses have generally decreased since December 31, 2009, due primarily to market spread improvement and increased liquidity, driving asset prices higher. However, gross unrealized losses on certain securities have increased, including on certain corporate debt securities, which are primarily government-guaranteed positions that experienced credit spread widening. As of December 31, 2010, the Firm does not intend to sell the securities with a loss position in AOCI, and it is not likely that the Firm will be required to sell these securities before recovery of their amortized cost basis. Except for the securities reported in the table above for which credit losses have been recognized in income, the Firm believes that the securities with an unrealized loss in AOCI are not other-than-temporarily impaired as of December 31, 2010.
Following is a description of the Firm’s principal security investments with the most significant unrealized losses as of December 31, 2010, and the key assumptions used in the Firm’s estimate of the present value of the cash flows most likely to be collected from these investments.
Mortgage-backed securities – Prime and Alt-A nonagency
As of December 31, 2010, gross unrealized losses related to prime and Alt-A residential mortgage-backed securities issued by private issuers were  $250 million, all of which have been in an unrealized loss position for 12 months or more. Approximately 70% of the total portfolio (by amortized cost) are currently rated below investment-grade; the Firm has recorded other-than-temporary impairment losses on 55% of the below investment-grade positions. In analyzing prime and Alt-A residential mortgage-backed securities for potential credit losses, the Firm utilizes a methodology that focuses on loan-level detail to estimate future cash flows, which are then allocated to the various tranches of the securities. The loan-level analysis primarily considers current home value, loan-to-value (“LTV”) ratio, loan type and geographical location of the underlying property to forecast prepayment, home price, default rate and loss severity. The forecasted weighted average underlying default rate on the positions was 21% and the related weighted average loss severity was 50%. Based on this analysis, an OTTI loss of  $6 million was recognized in 2010 related to securities that experienced increased delinquency rates associated with specific collateral types and origination dates. Overall losses have decreased since December 31, 2009, with the recovery in security prices resulting from increased demand for higher-yielding asset classes and a deceleration in the pace of home price declines due in part to the U.S. government programs to facilitate financing and to spur home purchases. The unrealized loss of  $250 million is considered temporary, based on management’s assessment that the estimated future cash flows together with the credit enhancement levels for those securities remain sufficient to support the Firm’s investment. The credit enhancements associated with the below investment-grade and investment-grade positions are 9% and 24%, respectively.
Asset-backed securities – Collateralized loan obligations
As of December 31, 2010, gross unrealized losses related to CLOs were  $210 million, of which  $200 million related to securities that were in an unrealized loss position for 12 months or more. Overall losses have decreased since December 31, 2009, mainly as a result of lower default forecasts and spread tightening across various asset classes. Substantially all of these securities are rated “AAA,” “AA” and “A” and have an average credit enhancement of 30%. Credit enhancement in CLOs is primarily in the form of subordination, which is a form of structural credit enhancement where realized losses associated with assets held by an issuing vehicle are allocated to issued tranches considering their relative seniority. The key assumptions considered in analyzing potential credit losses were underlying loan and debt security defaults and loss severity. Based on current default trends, the Firm assumed collateral default rates of 2.1% for 2010 and 5% thereafter. Further, loss severities were assumed to be 48% for loans and 78% for debt securities. Losses on collateral were estimated to occur approximately 18 months after default.

Contractual maturities and yields
The following table presents the amortized cost and estimated fair value at December 31, 2010, of JPMorgan Chase’s AFS and HTM securities by contractual maturity.

		Due after one	Due after five
By remaining maturity	Due in one	year through	years through	Due after
December 31, 2010 (in millions)	year or less	five years	10 years	10 years(c)	Total

Available-for-sale debt securities
Mortgage-backed securities:(a)
Amortized cost	$15	$259	$2,781	$168,740	$171,795
Fair value	15	282	2,825	171,732	174,854
Average yield(b)	8.63%	6.25%	2.71%	3.85%	3.84%
U.S. Treasury and government agencies:(a)
Amortized cost	$1,843	$4,913	$4,251	$251	$11,258
Fair value	1,850	5,007	4,260	231	11,348
Average yield(b)	1.68%	2.62%	3.84%	3.86%	2.95%
Obligations of U.S. states and municipalities:
Amortized cost	$39	$160	$333	$11,200	$11,732
Fair value	39	167	351	11,002	11,559
Average yield(b)	3.21%	4.30%	5.25%	5.07%	5.06%
Certificates of deposit:
Amortized cost	$3,642	$6	$—	$—	$3,648
Fair value	3,641	6	—	—	3,647
Average yield(b)	5.16%	10.75%	—%	—%	5.17%
Non-U.S. government debt securities:
Amortized cost	$5,666	$13,557	$1,388	$3	$20,614
Fair value	5,673	13,712	1,389	3	20,777
Average yield(b)	1.81%	2.23%	3.56%	5.34%	2.21%
Corporate debt securities:
Amortized cost	$12,515	$44,137	$5,065	$1	$61,718
Fair value	12,597	44,100	5,096	1	61,794
Average yield(b)	2.25%	2.19%	4.81%	1.07%	2.42%
Asset-backed securities:
Amortized cost	$38	$3,371	$13,567	$12,606	$29,582
Fair value	38	3,454	14,041	12,755	30,288
Average yield(b)	8.94%	2.05%	2.48%	2.19%	2.32%

Total available-for-sale debt securities
Amortized cost	$23,758	$66,403	$27,385	$192,801	$310,347
Fair value	23,853	66,728	27,962	195,724	314,267
Average yield(b)	2.56%	2.24%	3.23%	3.81%	3.33%

Available-for-sale equity securities
Amortized cost	$—	$—	$—	$1,894	$1,894
Fair value	—	—	—	2,051	2,051
Average yield(b)	—%	—%	—%	0.29%	0.29%

Total available-for-sale securities
Amortized cost	$23,758	$66,403	$27,385	$194,695	$312,241
Fair value	23,853	66,728	27,962	197,775	316,318
Average yield(b)	2.56%	2.24%	3.23%	3.78%	3.31%

Total held-to-maturity securities
Amortized cost	$—	$6	$11	$1	$18
Fair value	—	6	12	2	20
Average yield(b)	—%	6.97%	6.83%	6.49%	6.85%

(a)	U.S. government agencies and U.S. government-sponsored enterprises were the only issuers whose securities exceeded 10% of JPMorgan Chase’s total stockholders’ equity at December 31, 2010.

(b)	Average yield was based on amortized cost balances at the end of the period and did not give effect to changes in fair value reflected in accumulated other comprehensive income/(loss). Yields are derived by dividing interest/dividend income (including the effect of related derivatives on AFS securities and the amortization of premiums and accretion of discounts) by total amortized cost. Taxable-equivalent yields are used where applicable.

(c)	Includes securities with no stated maturity. Substantially all of the Firm’s residential mortgage-backed securities and collateralized mortgage obligations are due in 10 years or more, based on contractual maturity. The estimated duration, which reflects anticipated future prepayments based on a consensus of dealers in the market, is approximately five years for agency residential mortgage-backed securities, three years for agency residential collateralized mortgage obligations and six years for nonagency residential collateralized mortgage obligations.

Securities Financing Activities	12 Months Ended
Dec. 31, 2010
Securities Financing Activities [Abstract]
Securities Financing Activities
Note 13 – Securities financing activities
JPMorgan Chase enters into resale agreements, repurchase agreements, securities borrowed transactions and securities loaned transactions (collectively, “securities financing agreements”) primarily to finance the Firm’s inventory positions, acquire securities to cover short positions, accommodate customers’ financing needs, and settle other securities obligations.
Securities financing agreements are treated as collateralized financings on the Firm’s Consolidated Balance Sheets. Resale and repurchase agreements are generally carried at the amounts at which the securities will be subsequently sold or repurchased, plus accrued interest. Securities borrowed and securities loaned transactions are generally carried at the amount of cash collateral advanced or received. Where appropriate under applicable accounting guidance, resale and repurchase agreements with the same counterparty are reported on a net basis. Fees received or paid in connection with securities financing agreements are recorded in interest income or interest expense.
The Firm has elected the fair value option for certain securities financing agreements. For a further discussion of the fair value option, see Notes 4 on pages 187–189 of this Annual Report. The securities financing agreements for which the fair value option has been elected are reported within securities purchased under resale agreements; securities loaned or sold under repurchase agreements; and securities borrowed on the Consolidated Balance Sheets. Generally, for agreements carried at fair value, current-period interest accruals are recorded within interest income and interest expense, with changes in fair value reported in principal transactions revenue. However, for financial instruments containing embedded derivatives that would be separately accounted for in accordance with accounting guidance for hybrid instruments, all changes in fair value, including any interest elements, are reported in principal transactions revenue.
The following table details the Firm’s securities financing agreements, all of which are accounted for as collateralized financings during the periods presented.

December 31, (in millions)	2010	2009

Securities purchased under resale agreements(a)	$222,302	$195,328
Securities borrowed(b)	123,587	119,630

Securities sold under repurchase agreements(c)	$262,722	$245,692
Securities loaned	10,592	7,835

(a)	Includes resale agreements of $20.3 billion and $20.5 billion accounted for at fair value at December 31, 2010 and 2009, respectively.

(b)	Includes securities borrowed of $14.0 billion and $7.0 billion accounted for at fair value at December 31, 2010 and 2009, respectively.

(c)	Includes repurchase agreements of $4.1 billion and $3.4 billion accounted for at fair value at December 31, 2010 and 2009, respectively.
The amounts reported in the table above have been reduced by  $112.7 billion and  $121.2 billion at December 31, 2010 and 2009, respectively, as a result of agreements in effect that meet the specified conditions for net presentation under applicable accounting guidance.
JPMorgan Chase’s policy is to take possession, where possible, of securities purchased under resale agreements and of securities borrowed. The Firm monitors the market value of the underlying securities that it has received from its counterparties and either requests additional collateral or returns a portion of the collateral when appropriate in light of the market value of the underlying securities. Margin levels are established initially based upon the counterparty and type of collateral and monitored on an ongoing basis to protect against declines in collateral value in the event of default. JPMorgan Chase typically enters into master netting agreements and other collateral arrangements with its resale agreement and securities borrowed counterparties, which provide for the right to liquidate the purchased or borrowed securities in the event of a customer default. As a result of the Firm’s credit risk mitigation practices described above on resale and securities borrowed agreements, the Firm did not hold any reserves for credit impairment on these agreements as of December 31, 2010 and 2009.
For a further discussion of assets pledged and collateral received in securities financing agreements see Note 31 on pages 280–281 of this Annual Report.

Loans	12 Months Ended
Dec. 31, 2010
Loans [Abstract]
Loans
Note 14 – Loans
Loan accounting framework
The accounting for a loan depends on management’s strategy for the loan, and on whether the loan was credit-impaired at the date of acquisition. The Firm accounts for loans based on the following categories:
•	Originated or purchased loans held-for-investment (other than purchased credit-impaired (“PCI”) loans);
•	Loans held-for-sale;
•	Fair value loans;
•	PCI loans held-for-investment
The following provides a detailed accounting discussion of these loan categories:
Loans held-for-investment (other than PCI loans)
Originated or purchased loans held-for-investment, other than PCI loans, are measured at the principal amount outstanding, net of the following: allowance for loan losses; net charge-offs; interest applied to principal (for loans accounted for on the cost recovery method); unamortized discounts and premiums; and deferred loan fees or cost.
Interest income
Interest income on performing loans held-for-investment, other than PCI loans, is accrued and recognized as interest income at the contractual rate of interest. Purchase price discounts or premiums, as well as net deferred loan fees or costs, are amortized into interest income over the life of the loan to produce a level rate of return.
Nonaccrual loans
Nonaccrual loans are those on which the accrual of interest has been suspended. Loans (other than credit card loans and certain consumer loans insured by U.S. government agencies) are placed on nonaccrual status and considered nonperforming when full payment of principal and interest is in doubt, which is generally determined when principal or interest is 90 days or more past due and collateral, if any, is insufficient to cover principal and interest. A loan is determined to be past due when the minimum payment is not received from the borrower by the contractually specified due date or for certain loans (e.g., residential real estate loans), when a monthly payment is due and unpaid for 30 days or more. All interest accrued but not collected is reversed against interest income at the date a loan is placed on nonaccrual status. In addition, the amortization of deferred amounts is suspended. In certain cases, interest income on nonaccrual loans may be recognized to the extent cash is received (i.e., cash basis) when the recorded loan balance is deemed fully collectible; however, if there is doubt regarding the ultimate collectability of the recorded loan balance, all interest cash receipts are applied to reduce the carrying value of the loan (the cost recovery method).
A loan may be returned to accrual status when repayment is reasonably assured and there has been demonstrated performance under the terms of the loan or, if applicable, the terms of the restructured loan.
As permitted by regulatory guidance, credit card loans are generally exempt from being placed on nonaccrual status; accordingly, interest and fees related to credit card loans continue to accrue until the loan is charged off or paid in full. However, the Firm separately establishes an allowance for the estimated uncollectible portion of billed and accrued interest and fee income on credit card loans.
Allowance for loan losses
The allowance for loan losses represents the estimated probable losses on held-for-investment loans. Changes in the allowance for loan losses are recorded in the Provision for credit losses on the Firm’s Consolidated Statements of Income. See Note 15 on pages 239–243 for further information on the Firm’s accounting polices for the allowance for loan losses.
Charge-offs
Wholesale loans and risk-rated business banking and auto loans are charged off against the allowance for loan losses when it is highly certain that a loss has been realized. This determination includes many factors, including the prioritization of the Firm’s claim in bankruptcy, expectations of the workout/restructuring of the loan and valuation of the borrower’s equity.
Consumer loans, other than risk-rated business banking and auto loans and PCI loans, are generally charged off to the allowance for loan losses upon reaching specified stages of delinquency, in accordance with the Federal Financial Institutions Examination Council (“FFIEC”) policy. Residential mortgage loans and scored business banking loans are generally charged down to estimated net realizable value at no later than 180 days past due. Certain consumer loans, including auto loans and non-government guaranteed student loans, are generally charged down to estimated net realizable value at 120 days past due. The Firm regularly assesses the assumptions that it uses to estimate these net realizable values, and updates the underlying assumptions as necessary to further refine its estimates.
Credit card loans are charged off by the end of the month in which the account becomes 180 days past due, or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.
Certain impaired loans are deemed collateral-dependent because repayment of the loan is expected to be provided solely by the underlying collateral, rather than by cash flows from the borrower’s operations, income or other resources. Impaired collateral-dependent loans are charged-off to the fair value of the collateral, less costs to sell. See Note 15 on pages 239–243 for information on the Firm’s charge-off and valuation policies for collateral-dependent loans.

Loans held-for-sale
Held-for-sale loans are measured at the lower of cost or fair value, with valuation changes recorded in noninterest revenue. For wholesale loans, the valuation is performed on an individual loan basis. For consumer loans, the valuation is performed on a portfolio basis.
Interest income on loans held-for-sale is accrued and recognized based on the contractual rate of interest.
Loan origination fees or costs and purchase price discounts or premiums are deferred in a contra loan account until the related loan is sold. The deferred fees and discounts or premiums are an adjustment to the basis of the loan and therefore are included in the periodic determination of the lower of cost or fair value adjustments and/or the gain or losses recognized at the time of sale.
Held-for-sale loans are subject to the nonaccrual policies described above.
Because held-for-sale loans are recognized at the lower of cost or fair value, the Firm’s allowance for loan losses and charge-off policies do not apply to these loans.
Fair value loans
Loans used in a trading strategy or risk managed on a fair value basis are measured at fair value, with changes in fair value recorded in noninterest revenue.
For these loans, the earned current contractual interest payment is recognized in interest income. Changes in fair value are recognized in noninterest revenue. Loan origination fees are recognized upfront in noninterest revenue. Loan origination costs are recognized in the associated expense category as incurred.
Because these loans are recognized at fair value, the Firm’s nonaccrual, allowance for loan losses, and charge-off policies do not apply to these loans.
See Note 4 on pages 187–189 of this Annual Report for further information on the Firm’s elections of fair value accounting under the fair value option. See Note 3 and Note 4 on pages 170–187 and 187–189 of this Annual Report for further information on loans carried at fair value and classified as trading assets.
PCI loans
PCI loans held-for-investment are initially measured at fair value. PCI loans have evidence of credit deterioration since the loan’s origination date and therefore it is probable, at acquisition, that all contractually required payments will not be collected. Because PCI loans are initially measured at fair value, which includes an estimate of future credit losses, no allowance for loan losses related to PCI loans is recorded at the acquisition date. See page 233 of this Note for information on accounting for PCI loans subsequent to their acquisition.
Loan classification changes
Loans in the held-for-investment portfolio that management decides to sell are transferred to the held-for-sale portfolio at the lower of cost or fair value on the date of transfer. Credit-related losses are charged against the allowance for loan losses; losses due to changes in interest rates or foreign currency exchange rates are recognized in noninterest revenue.
In certain limited cases, loans in the held-for-sale portfolio that management decides to retain are transferred to the held-for-investment portfolio at the lower of cost or fair value on the date of transfer. These loans are subsequently assessed for impairment based on the Firm’s allowance methodology. For a further discussion of the methodologies used in establishing the Firm’s allowance for loan losses, see Note 15 on pages 239–243 of this Annual Report.
Loan modifications
The Firm seeks to modify certain loans in conjunction with its loss-mitigation activities. Through the modification, JPMorgan Chase grants one or more concessions to a borrower who is experiencing financial difficulty in order to minimize the Firm’s economic loss, avoid foreclosure or repossession of the collateral and to ultimately maximize payments received by the Firm from the borrower. The concessions granted vary by program and by borrower-specific characteristics, and may include interest rate reductions, term extensions, payment deferrals, or the acceptance of equity or other assets in lieu of payments. In certain limited circumstances, loan modifications include principal forgiveness.
Such modifications are accounted for and reported as troubled debt restructurings (“TDRs”). A loan that has been modified in a TDR is generally considered to be impaired until it matures, is repaid, or is otherwise liquidated, regardless of whether the borrower performs under the modified terms. In certain limited cases, the effective interest rate applicable to the modified loan is at or above the current market rate at the time of the restructuring. In such circumstances, and assuming that the loan subsequently performs under its modified terms and the Firm expects to collect all contractual principal and interest cash flows, the loan is disclosed as impaired and as a TDR only during the year of the modification; in subsequent years, the loan is not disclosed as an impaired loan or as a TDR so long as repayment of the restructured loan under its modified terms is reasonably assured.
Loans, except for credit card loans, modified in a TDR are generally placed on nonaccrual status, although in most cases such loans were already on nonaccrual status prior to modification. These loans may be returned to performing status (resuming the accrual of interest) if the following criteria are met: (a) the borrower has performed under the modified terms for a minimum of six months and/or six payments, and (b) the Firm has an expectation that repayment of the modified loan is reasonably assured based on, for example, the borrower’s debt capacity and level of future earnings, collateral values, LTV ratios, and other current market considerations.

Because TDRs are considered to be impaired, these loans are evaluated for an asset-specific allowance, which considers the expected re-default rates for the modified loans and is determined based on the same methodology used to estimate the Firm’s asset-specific allowance component regardless of whether the loan is performing and has been returned to accrual status. For further discussion of the methodology used to estimate the Firm’s asset-specific allowance, see Note 15 on pages 239–243 of this Annual Report.
Foreclosed property
The Firm acquires property from borrowers through loan restructurings, workouts, and foreclosures. Property acquired may include real property (e.g., residential real estate, land, buildings, and fixtures) and commercial and personal property (e.g., aircraft, railcars, and ships).
At the time JPMorgan Chase takes physical possession, the property is recorded in other assets on the Consolidated Balance Sheets at fair value less estimated costs to sell. Each quarter the fair value of the acquired property is reviewed and adjusted, if necessary. Subsequent changes to fair value are charged/credited to noninterest revenue. Operating expense, such as real estate taxes and maintenance, are charged to other expense.
Loan Portfolio
The Firm's loan portfolio is divided into three portfolio segments, which are the same segments used by the Firm to determine the allowance for loan losses: Wholesale; Consumer, excluding credit card; and Credit Card. Within each portfolio segment, the Firm monitors and assesses the credit risk in the following classes of loans, based on the risk characteristics of each loan class:

Wholesale(a)	Consumer, excluding credit card(b)	Credit Card
• Commercial and industrial • Real estate • Financial institutions • Government agencies • Other
Residential real estate – excluding PCI

•   Home equity – senior lien

•   Home equity – junior lien

•   Prime mortgage, including option ARMs

•   Subprime mortgage

Other consumer loans

•   Auto(c)

•   Business banking(c)

•   Student and other

Residential real estate – PCI

•   Home equity

•   Prime mortgage

•   Subprime mortgage

•   Option ARMs

• Chase, excluding accounts originated by Washington Mutual • Accounts originated by Washington Mutual

(a)	Includes loans reported in Investment Bank, Commercial Banking, Treasury & Securities Services, Asset Management and Corporate/Private Equity segments.

(b)	Includes loans reported in RFS, auto and student loans reported in Card Services & Auto (“Card”), and residential real estate loans reported in the Corporate/Private Equity segment.

(c)	Includes Auto and business banking risk-rated loans that apply the Firm’s wholesale methodology for determining the allowance for loan losses; these loans are managed by Card and RFS, respectively, and therefore for consistency in presentation, are included with the other consumer loan classes.

The following table summarizes the Firm’s loan balances by portfolio segment:

		Consumer, excluding
December 31, 2010 (in millions)	Wholesale	credit card	Credit Card	Total

Retained(a)	$222,510	$327,464	$135,524	$685,498	(b)
Held-for-sale	3,147	154	2,152	5,453
At fair value	1,976	—	—	1,976

Total	$227,633	$327,618	$137,676	$692,927

		Consumer, excluding
December 31, 2009 (in millions)	Wholesale	credit card	Credit Card	Total

Retained	$200,077	$348,355	$78,786	$627,218	(b)
Held-for-sale	2,734	2,142	—	4,876
At fair value	1,364	—	—	1,364

Total	$204,175	$350,497	$78,786	$633,458

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $84.7 billion of loans associated with Firm-sponsored credit card securitization trusts; $15.1 billion of wholesale loans; and $4.8 billion of loans associated with certain other consumer securitization entities, primarily mortgage-related. For further information, see Note 16 on pages 244–259 of this Annual Report.

(b)	Loans (other than PCI loans and those for which the fair value option has been selected) are presented net of unearned income, unamortized discounts and premiums, and net deferred loan costs of $1.9 billion and $1.4 billion at December 31, 2010 and 2009, respectively.
On an on-going basis, the Firm manages its exposure to credit risk. Selling loans is one way that the Firm reduces its credit exposures. The following table provides information about the Firm’s loan sales by portfolio segment.

Year ended December 31, (in millions)	2010	2009	2008

Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)(a)
Wholesale	$215	$291	$(2,647)
Consumer, excluding credit card	265	127	(11)
Credit Card	(16)	21	150

Total net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)(a)	$464	$439	$(2,508)

(a)	Excludes sales related to loans accounted for at fair value.
Wholesale loan portfolio
Wholesale loans include loans made to a variety of customers from large corporate and institutional clients to certain high-net worth individuals.
The primary credit quality indicator for wholesale loans is the risk rating assigned each loan. Risk ratings are used to identify the credit quality of loans and differentiate risk within the portfolio. Risk ratings on loans consider the probability of default (“PD”) and the loss given default (“LGD”). PD is the likelihood that a loan will not be repaid at default. The LGD is the estimated loss on the loan that would be realized upon the default of the borrower and takes into consideration collateral and structural support for each credit facility.
Management considers several factors to determine an appropriate risk rating, including the obligor’s debt capacity and financial flexibility, the level of the obligor’s earnings, the amount and sources for repayment, the level and nature of contingencies, management strength, and the industry and geography in which the obligor operates. Risk ratings generally represent ratings profiles similar to those defined by S&P and Moody’s. Investment grade ratings range from “AAA/Aaa” to “BBB-/Baa3”. Noninvestment grade ratings are further classified as noncriticized (“BB+/Ba1 and B-/B3”) and criticized (“CCC+”/”Caa1 and lower”), and the criticized portion is further subdivided into performing and nonaccrual loans, representing management’s assessment of the collectibility of principal and interest. Criticized loans have a higher probability of default than noncriticized loans.
Risk ratings are reviewed on a regular and ongoing basis by Credit Risk Management and are adjusted as necessary for updated information affecting the obligor’s ability to fulfill its obligations.
As noted above, the risk rating of a loan considers the industry in which the obligor conducts its operations. As part of the overall credit risk management framework, the Firm focuses on the management and diversification of its industry and client exposures, with particular attention paid to industries with actual or potential credit concern. See Note 5 on pages 189–190 in this Annual Report for further detail on industry concentrations.

The table below provides information by class of receivable for the retained loans in the Wholesale portfolio segment.

	Commercial
As of or for the year ended December 31,	and industrial		Real estate
(in millions, except ratios)	2010	2009	2010	2009

Loans by risk ratings
Investment grade	$31,697	$31,203	$28,504	$31,986
Noninvestment grade:
Noncriticized	30,874	28,714	16,425	14,462
Criticized performing	2,371	6,079	5,769	7,859
Criticized-total nonaccrual	1,634	2,245	2,937	2,888

Total noninvestment grade	34,879	37,038	25,131	25,209

Total retained loans	$66,576	$68,241	$53,635	$57,195

% of total criticized to total retained loans	6.02%	12.20%	16.23%	18.79%
% of nonaccrual loans to total retained loans	2.45	3.29	5.48	5.05

Loans by geographic distribution(a)
Total non-U.S.	$17,731	$19,138	$1,963	$2,227
Total U.S.	48,845	49,103	51,672	54,968

Total retained loans	$66,576	$68,241	$53,635	$57,195

Net charge-offs	$403	$1,243	$862	$688
% of net charge-offs to retained loans(b)	0.61%	1.82%	1.61%	1.20%

Loan delinquency(c)
Current and less than 30 days past due and still accruing	$64,501	$65,692	$50,299	$53,370
30–89 days past due and still accruing	434	276	290	823
90 or more days past due and still accruing(d)	7	28	109	114
Nonaccrual	1,634	2,245	2,937	2,888

Total retained loans	$66,576	$68,241	$53,635	$57,195

(a)	U.S. and non-U.S. distribution is determined based predominantly on the domicile of the borrower.

(b)	Ratios were calculated using end-of-period retained loans.

(c)	For wholesale loans, the past due status of a loan is generally not a significant indicator of credit quality due to the ongoing review and monitoring of an obligor’s ability to meet contractual obligations. For a discussion of more significant factors, see page 223 of this Note.

(d)	Represents loans that are 90 days or more past due as to principal and/or interest, but that are still accruing interest; these loans are considered well-collateralized.

(e)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $15.1 billion of wholesale loans. For further information, see Note 16 on pages 244–259 of this Annual Report.

(f)	Other primarily includes loans to special purpose entities and loans to private banking clients. See Note 1 on page 164–165 of this Annual Report for additional information on SPEs.
The following table presents additional information on the real estate class of loans within the wholesale portfolio segment for the periods ended December 31, 2010 and 2009. The real estate class primarily consists of secured commercial loans mainly to borrowers for multi-family and commercial lessor properties. Multi-family lending specifically finances apartment buildings. Commercial lessors receive financing specifically for real estate leased to retail, office and industrial tenants. The commercial construction and development loans represent financing for the construction of apartments, office and professional buildings and malls. Other real estate loans include lodging, real estate investment trusts (“REITs”), single-family, homebuilders and other real estate.

December 31,	Multi-family		Commercial lessors
(in millions, except ratios)	2010	2009	2010	2009

Real estate retained loans	$30,604	$31,077	$15,796	$15,170
Criticized exposure	3,798	3,942	3,593	3,855
% of total real estate retained loans	12.41%	12.68%	22.75%	25.41%
Criticized nonaccrual	$1,016	$1,109	$1,549	$687
% of total real estate retained loans	3.32%	3.57%	9.81%	4.53%

(table continued from previous page)

Financial						Total
institutions		Government agencies		Other(e)(f)		retained loans(e)
2010	2009	2010	2009	2010	2009	2010	2009

$22,525	$14,878	$6,871	$6,684	$56,450	$33,780	$146,047	$118,531

8,480	8,319	382	624	6,012	6,704	62,173	58,823
317	1,201	3	28	320	997	8,780	16,164
136	729	22	5	781	692	5,510	6,559

8,933	10,249	407	657	7,113	8,393	76,463	81,546

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

1.44%	7.68%	0.34%	0.45%	1.73%	4.00%	6.42%	11.36%
0.43	2.90	0.30	0.07	1.23	1.64	2.48	3.28

$19,756	$11,755	$870	$1,707	$25,831	$18,790	$66,151	$53,617
11,702	13,372	6,408	5,634	37,732	23,383	156,359	146,460

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

$72	$734	$2	$—	$388	$467	$1,727	$3,132
0.23%	2.92%	0.03%	—%	0.61%	1.11%	0.78%	1.57%

$31,289	$24,324	$7,222	$7,321	$61,837	$40,785	$215,148	$191,492
31	68	34	15	704	512	1,493	1,694
2	6	—	—	241	184	359	332
136	729	22	5	781	692	5,510	6,559

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

(table continued from previous page)

Commercial construction and development		Other		Total real estate loans
2010	2009	2010	2009	2010	2009

$3,395	$4,599	$3,840	$6,349	$53,635	$57,195
619	1,359	696	1,591	8,706	10,747
18.23%	29.55%	18.13%	25.06%	16.23%	18.79%
$174	$313	$198	$779	$2,937	$2,888
5.13%	6.81%	5.16%	12.27%	5.48%	5.05%

Wholesale impaired loans and loan modifications
Wholesale impaired loans include loans that have been placed on nonaccrual status and/or that have been modified in a TDR. All impaired loans are evaluated for an asset-specific allowance as described in Note 15 on pages 239–243 of this Annual Report.
The table below set forth information about the Firm’s wholesale impaired loans.

	Commercial				Financial		Government				Total
December 31,	and industrial		Real estate		institutions		agencies		Other		retained loans
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Impaired loans
With an allowance	$1,512	$2,171	$2,510	$2,998	$127	$579	$22	$4	$697	$595	$4,868	$6,347
Without an allowance(a)	157	89	445	363	8	149	—	—	8	12	618	613

Total impaired loans	$1,669	$2,260	$2,955	$3,361	$135	$728	$22	$4	$705	$607	$5,486	$6,960

Allowance for loan losses related to impaired loans(b)	435	454	825	1,212	61	165	14	1	239	214	1,574	2,046
Unpaid principal balance of impaired loans(c)	2,453	3,042	3,487	3,649	244	918	30	4	1,046	760	7,260	8,373

(a)	When the discounted cash flows, collateral value or market price equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(b)	The allowance for impaired loans is included in JPMorgan Chase’s asset-specific allowance for loan losses.

(c)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the carrying value; net deferred loan fees or costs; and discount or premiums on purchased loans.
The following table presents the Firm’s average impaired loans for the years ended 2010, 2009 and 2008.

For the year ended
December 31,	Impaired loans (average)
(in millions)	2010	2009	2008

Commercial and industrial	$1,655	$1,767	$337
Real estate	3,101	2,420	389
Financial institutions	304	685	49
Government agencies	5	4	1
Other	884	468	120

Total(a)	$5,949	$5,344	$896

(a)	The related interest income on accruing impaired loans, largely in real estate, was $21 million, $15 million and zero for the years ended December 31, 2010, 2009 and 2008. The interest income recognized on a cash basis was not material for the years 2010, 2009 and 2008.
The following table provides information about the Firm’s wholesale loans modified in troubled debt restructurings. These TDR loans are included as impaired loans in the above tables.

	Commercial and				Financial		Government				Total
December 31,	industrial		Real estate		institutions		agencies		Other		retained loans
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Loans modified in troubled debt restructurings(a)	$212	$253	$907	$856	$1	$—	$22	$—	$1	$—	$1,143	$1,109
TDRs on nonaccrual status	163	222	831	269	1	—	22	—	1	—	1,018	491
Additional commitments to lend to borrowers whose loans have been modified in TDRs	1	33	—	6	—	—	—	—	—	—	1	39

(a)	These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

Consumer loan portfolio
Consumer loans, excluding credit card loans, consist primarily of residential mortgages, home equity loans, auto loans, business banking loans, and student and other loans, with a primary focus on serving the prime consumer credit market. The portfolio also includes home equity loans secured by junior liens and mortgage loans with interest-only payment options to predominantly prime borrowers, as well as certain payment-option loans originated by Washington Mutual that may result in negative amortization.
The table below provides information about consumer retained loans by class, excluding the credit card loan portfolio segment.

December 31, (in millions)	2010	2009

Residential real estate – excluding PCI
Home equity:
Senior lien(a)	$24,376	$27,376
Junior lien(b)	64,009	74,049
Mortgages:
Prime, including option ARMs(c)	74,539	75,428
Subprime(c)	11,287	12,526
Other consumer loans
Auto(c)	48,367	46,031
Business banking	16,812	16,974
Student and other(c)	15,311	14,726
Residential real estate – PCI
Home equity	24,459	26,520
Prime mortgage	17,322	19,693
Subprime mortgage	5,398	5,993
Option ARMs	25,584	29,039

Total retained loans	$327,464	$348,355

(a)	Represents loans where JPMorgan Chase holds the first security interest on the property.

(b)	Represents loans where JPMorgan Chase holds a security interest that is subordinate in rank to other liens.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $4.8 billion of certain consumer loan securitization entities, primarily mortgage-related. For further information, see Note 16 on pages 244–259 of this Annual Report.
Delinquency rates are a primary credit quality indicator for consumer loans. Loans that are more than 30 days past due provide an early warning of borrowers that may be experiencing financial difficulties and/or who may be unable or unwilling to repay the loan. As the loan continues to age, it becomes more clear that the borrower is likely either unable or unwilling to pay. In the case of residential real estate loans, late-stage delinquencies (greater than 150 days past due) are a strong indicator of loans that will ultimately result in a short sale or foreclosure. In addition to delinquency rates, other credit quality indicators for consumer loans vary based on the class of loan, as follows:
•	For residential real estate loans, including both non-PCI and PCI portfolios, the current estimated loan-to-value (“LTV”) ratio, or the combined LTV ratio in the case of loans with a junior lien, is an indicator of the potential loss severity in the event of default. Additionally, LTV or combined LTV can provide insight into a borrower’s continued willingness to pay, as the delinquency rate of high-LTV loans tends to be greater than that for loans where the borrower has equity in the collateral. The geographic distribution of the loan collateral also provides in-sight as to the credit quality of the portfolio, as factors such as the regional economy, home price changes and specific events such as hurricanes, earthquakes, etc. will affect credit quality. The borrowers’ current or “refreshed” FICO score is a secondary credit-quality indicator for certain loans, as FICO scores are an indication of the borrower’s credit payment history. Thus, a loan to a borrower with a low FICO score (660 or below) is considered to be of higher risk than a loan to a borrower with a high FICO score. Further, a loan to a borrower with a high LTV ratio and a low FICO score is at greater risk of default than a loan to a borrower that has both a high LTV ratio and a high FICO score.

•	For auto, scored business banking and student loans, geographic distribution is an indicator of the credit performance of the portfolio. Similar to residential real estate loans, geographic distribution provides insights into the portfolio performance based on regional economic activity and events.

•	Risk-rated business banking and auto loans are similar to wholesale loans in that the primary credit quality indicators are the risk rating that is assigned to the loan and whether the loans are considered to be criticized and/or nonaccrual. Risk ratings are reviewed on a regular and ongoing basis by Credit Risk Management and are adjusted as necessary for updated information affecting borrowers’ ability to fulfill their obligations. Consistent with other classes of consumer loans, the geographic distribution of the portfolio provides insights into portfolio performance based on regional economic activity and events.

Residential real estate – excluding PCI loans
The tables below provide information by class for residential real estate (excluding PCI) retained loans in the consumer, excluding credit card portfolio segment.

	Home equity
As of or for the year ended	Senior lien		Junior lien
December 31, (in millions, except ratios)	2010	2009	2010	2009

Net charge-offs	$262	$234	$3,182	$4,448
% of net charge-offs to retained loans	1.00%	0.80%	4.63%	5.62%

Loan delinquency
Current and less than 30 days past due	$23,615	$26,543	$62,315	$71,534
30–149 days past due	414	512	1,508	2,224
150 or more days past due	347	321	186	291

Total retained loans	$24,376	$27,376	$64,009	$74,049

% of 30+ days past due to total retained loans	3.12%	3.04%	2.65%	3.40%
90 or more days past due and still accruing	$—	$—	$—	$—
Nonaccrual loans(a)	479	477	784	1,188

Current estimated LTV ratios(b)(c)(d)
Greater than 125% and refreshed FICO scores:
Equal to or greater than 660	$528	$472	$6,928	$6,788
Less than 660	238	235	2,495	2,703

101% to 125% and refreshed FICO scores:
Equal to or greater than 660	974	933	9,403	10,616
Less than 660	325	319	2,873	3,277

80% to 100% and refreshed FICO scores:
Equal to or greater than 660	2,860	3,038	13,333	16,098
Less than 660	738	825	3,155	3,657

Less than 80% and refreshed FICO scores:
Equal to or greater than 660	15,994	18,591	22,527	27,225
Less than 660	2,719	2,963	3,295	3,685

U.S. government-guaranteed	—	—	—	—

Total retained loans	$24,376	$27,376	$64,009	$74,049

Geographic region
California	$3,348	$3,658	$14,656	$16,990
New York	3,272	3,438	12,278	13,456
Texas	3,594	4,306	2,239	2,711
Florida	1,088	1,198	3,470	4,123
Illinois	1,635	1,795	4,248	4,849
Ohio	2,010	2,338	1,568	1,865
New Jersey	732	777	3,617	4,090
Michigan	1,176	1,329	1,618	1,900
Arizona	1,481	1,648	2,979	3,582
Washington	776	868	2,142	2,481
All other(e)	5,264	6,021	15,194	18,002

Total retained loans	$24,376	$27,376	$64,009	$74,049

(a)	At December 31, 2010 and 2009, nonaccrual loans excluded mortgage loans insured by U.S. government agencies of $10.5 billion and $9.0 billion, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(b)	Represents the aggregate unpaid principal balance of loans divided by the estimated current property value. Current property values are estimated, at a minimum, quarterly, based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraised loan level collateral values; as such, the resulting ratios are necessarily imprecise and should be viewed as estimates.

(c)	Junior lien represents combined LTV, which considers all available lien positions related to the property. All other products are presented without consideration of subordinate liens on the property.

(d)	Refreshed FICO scores represent each borrower’s most recent credit score obtained by the Firm; current FICO scores are obtained at least quarterly.

(e)	At December 31, 2010 and 2009, includes prime mortgage loans insured by U.S. government agencies of $12.9 billion and $10.8 billion, respectively.

(f)	At December 31, 2010 and 2009, includes 30+ day delinquent mortgage loans that are insured by U.S. government agencies of $11.4 billion and $9.7 billion, respectively. These amounts are considered current as reimbursement of insured amounts is proceeding normally.

(table continued from previous page)

Mortgages				Total residential real
Prime, including option ARMs		Subprime		estate (excluding PCI)
2010	2009	2010	2009	2010	2009

$1,627	$1,957	$1,374	$1,648	$6,445	$8,287
2.15%	2.51%	10.82%	11.86%	3.52%	4.14%

$69,562 (f)	$69,458 (f)	$8,477	$8,294	$163,969	$175,829
1,576	2,629	1,184	1,883	4,682	7,248
3,401	3,341	1,626	2,349	5,560	6,302

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

6.68%	7.91%	24.90%	33.79%	5.88%	7.15%
$—	$—	$—	$—	$—	$—
4,320	4,667	2,210	3,248	7,793	9,580

$3,039	$2,435	$338	$335	$10,833	$10,030
1,595	1,339	1,153	1,169	5,481	5,446

4,733	4,763	506	593	15,616	16,905
1,775	1,913	1,486	1,902	6,459	7,411

10,720	12,889	925	1,094	27,838	33,119
2,786	3,152	1,955	2,663	8,634	10,297

32,385	33,368	2,252	2,063	73,158	81,247
4,557	4,803	2,672	2,707	13,243	14,158

12,949	10,766	—	—	12,949	10,766

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

$19,278	$21,538	$1,730	$1,720	$39,012	$43,906
9,587	9,784	1,381	1,535	26,518	28,213
2,569	2,185	345	407	8,747	9,609
4,840	5,293	1,422	1,625	10,820	12,239
3,765	3,250	468	584	10,116	10,478
462	461	275	299	4,315	4,963
2,026	2,207	534	617	6,909	7,691
963	1,009	294	324	4,051	4,562
1,320	1,414	244	301	6,024	6,945
2,056	2,174	247	274	5,221	5,797
27,673	26,113	4,347	4,840	52,478	54,976

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

Residential real estate impaired loans and loan
modifications – excluding PCI loans
The Firm is participating in the U.S. Treasury’s Making Home Affordable (“MHA”) programs and is continuing to expand its other loss-mitigation efforts for financially distressed borrowers who do not qualify for the MHA programs.
MHA, as well as the Firm’s other loss-mitigation programs, generally provide various concessions to financially troubled borrowers including, but not limited to, interest rate reductions, term or payment extensions and deferral of principal payments that would otherwise have been required under the terms of the original agreement. Principal forgiveness has been limited to a specific modification program for option ARMs.
Generally, borrowers must make at least three payments under the revised contractual terms during a trial modification and be successfully re-underwritten with income verification before a mortgage or home equity loan can be permanently modified. When the Firm modifies home equity lines of credit in troubled debt restructurings, future lending commitments related to the modified loans are canceled as part of the terms of the modification.
Modifications of residential real estate loans other than PCI loans are generally accounted for and reported as TDRs. For further discussion of the accounting for loan modifications and TDRs, see Loan modifications on pages 221–222 of this Note.
The tables below set forth information about the Firm’s residential real estate impaired loans, excluding PCI. These loans are considered to be impaired as they have been modified in a TDR. All impaired loans are evaluated for an asset-specific allowance as described in Note 15 on pages 239–243 of this Annual Report.

	Home equity				Mortgages				Total residential real
December 31,	Senior lien		Junior lien		Prime, including option ARMs		Subprime		estate (excluding PCI)
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Impaired loans(a)(b)
With an allowance	$211	$167	$258	$221	$1,525	$552	$2,563	$1,952	$4,557	$2,892
Without an allowance(c)	15	1	25	1	559	90	188	46	787	138

Total impaired loans(d)	$226	$168	$283	$222	$2,084	$642	$2,751	$1,998	$5,344	$3,030

Allowance for loan losses related to impaired loans	77	73	82	100	97	70	555	494	811	737

Unpaid principal balance of impaired loans(e)	265	178	402	273	2,751	783	3,777	2,303	7,195	3,537
Impaired loans on nonaccrual status	38	30	63	43	534	249	632	598	1,267	920

(a)	Represents loans modified in a TDR. These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

(b)	There are no additional commitments to lend to borrowers whose loans have been modified in TDRs as of December 31, 2010 and 2009.

(c)	When discounted cash flows or collateral value equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(d)	At December 31, 2010 and 2009, $3.0 billion and $296 million, respectively, of loans modified subsequent to repurchase from Ginnie Mae were excluded from loans accounted for as TDRs. When such loans perform subsequent to modification they are generally sold back into Ginnie Mae loan pools. Modified loans that do not re-perform become subject to foreclosure. Substantially all amounts due under the terms of these loans continue to be insured and, where applicable, reimbursement of insured amounts is proceeding normally.

(e)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the principal balance; net deferred loan fees or costs; and discounts or premiums on purchased loans.
The following table presents average impaired loans and the related interest income reported by the Firm.

							Interest income on impaired
For the year ended December 31,	Impaired loans (average)			Interest income on impaired loans(a)			loans on a cash basis(a)
(in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Home equity
Senior lien	$207	$142	$39	$15	$7	$2	$1	$1	$—
Junior lien	266	187	39	10	9	3	1	1	—
Mortgages
Prime, including option ARMs	1,530	496	41	70	34	2	14	8	—
Subprime	2,539	1,948	690	121	98	47	19	6	2

Total residential real estate (excluding PCI)	$4,542	$2,773	$809	$216	$148	$54	$35	$16	$2

(a)	Generally, interest income on loans modified in a TDR is recognized on a cash basis until such time as the borrower has made a minimum of six payments under the new terms. As of December 31, 2010 and 2009, loans of $580 million and $256 million, respectively, are TDRs for which the borrowers have not yet made six payments under their modified terms.

Other consumer loans
The tables below provide information for other consumer retained loan classes, including auto, business banking and student loans.

As of or for the year ended
December 31,	Auto(c)		Business banking		Student and other(c)		Total other consumer
(in millions, except ratios)	2010	2009	2010	2009	2010	2009	2010	2009

Net charge-offs	$298	$627	$707	$842	$459	$443	$1,464	$1,912
% of net charge-offs to retained loans	0.63%	1.44%	4.23%	4.73%	2.85%	2.90%	1.82%	2.49%

Loan delinquency
Current and less than 30 days past due	$47,778	$45,281	$16,240	$16,277	$15,074 (d)	$14,479 (d)	$79,092	$76,037
30–119 days past due	579	720	351	427	232	240	1,162	1,387
120 or more days past due	10	30	221	270	5	7	236	307

Total retained loans	$48,367	$46,031	$16,812	$16,974	$15,311	$14,726	$80,490	$77,731

% of 30+ days past due to total retained loans	1.22%	1.63%	3.40%	4.11%	1.55%	1.68%	1.74%	2.18%

90 or more days past due and still accruing	$—	$—	$—	$—	$625	$542	$625	$542

Nonaccrual loans(a)	141	177	832	826	67	74	1,040	1,077

Geographic region
California	$4,307	$4,440	$851	$515	$1,330	$1,304	$6,488	$6,259
New York	3,875	3,756	2,877	3,040	1,305	1,243	8,057	8,039
Texas	4,505	4,330	2,550	2,487	1,273	1,197	8,328	8,014
Florida	1,923	1,750	220	166	722	715	2,865	2,631
Illinois	2,608	2,440	1,320	1,380	940	868	4,868	4,688
Ohio	2,961	3,153	1,647	1,783	1,010	957	5,618	5,893
New Jersey	1,842	1,776	422	426	502	475	2,766	2,677
Michigan	2,434	2,108	1,401	1,613	729	686	4,564	4,407
Arizona	1,499	1,479	1,218	1,210	387	366	3,104	3,055
Washington	716	627	115	84	279	266	1,110	977
All other	21,697	20,172	4,191	4,270	6,834	6,649	32,722	31,091

Total retained loans	$48,367	$46,031	$16,812	$16,974	$15,311	$14,726	$80,490	$77,731

Loans by risk ratings(b)
Noncriticized	5,803	4,564	10,831	10,450	NA	NA	16,634	15,014
Criticized performing	265	448	502	517	NA	NA	767	965
Criticized nonaccrual	12	39	574	542	NA	NA	586	581

(a)	At December 31, 2010 and 2009, excludes student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $625 million and $542 million, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(b)	For risk-rated business banking and auto loans, the primary credit quality indicator is the risk-rating of the loan, including whether the loans are considered to be criticized and/or nonaccrual.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated certain consumer loan securitization entities. For further information, see Note 16 on pages 244–259 of this Annual Report.

(d)	Includes 30+ day delinquent loans that are 30 days or more past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $1.1 billion and $942 million at December 31, 2010 and 2009, respectively. These amounts are considered current as reimbursement of insured amounts is proceeding normally.

Other consumer impaired loans
The tables below set forth information about the Firm’s other consumer impaired loans, including risk-rated business banking and auto loans that have been placed on nonaccrual status, and any loan that has been modified in a troubled debt restructuring.

	Auto		Business banking		Total other consumer(c)
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Impaired loans
With an allowance	$102	$118	$774	$500	$876	$618
Without an allowance(a)	—	—	—	—	—	—

Total impaired loans	$102	$118	$774	$500	$876	618

Allowance for loan losses related to impaired loans	16	30	248	129	264	159

Unpaid principal balance of impaired loans(b)	132	137	899	577	1,031	714

(a)	When discounted cash flows, collateral value or market price equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(b)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the principal balance; net deferred loan fees or costs; and discounts or premiums on purchased loans.

(c)	There were no student and other loans modified in TDRs at December 31, 2010 and 2009.
The following table presents average impaired loans.

For the year ended December 31,	Impaired loans (average)(b)
(in millions)	2010	2009	2008

Auto	$120	$100	$71
Business banking	682	396	200

Total other consumer(a)	$802	$496	$271

(a)	There were no student and other loans modified in TDRs at December 31, 2010, 2009 and 2008.

(b)	The related interest income on impaired loans, including those on cash basis, were not material for the years 2010, 2009 and 2008.
The following table provides information about the Firm’s other consumer loans modified in troubled debt restructurings. These TDR loans are included as impaired loans in the tables above.

	Auto		Business banking		Total other consumer(c)
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Loans modified in troubled debt restructurings(a)(b)	$91	$79	$395	$17	$486	$96
TDRs on nonaccrual status	39	30	268	16	307	46

(a)	These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

(b)	Additional commitments to lend to borrowers whose loans have been modified in TDRs as of December 31, 2010 and 2009 are immaterial.

(c)	There were no student and other loans modified in TDRs at December 31, 2010 and 2009.

Purchased credit-impaired (“PCI”) loans
PCI loans were determined to be credit-impaired upon acquisition based on specific risk characteristics of the loan, including product type, loan-to-value ratios, FICO scores, and past-due status. Upon acquisition, credit-impaired loans acquired in the same fiscal quarter may be aggregated into one or more pools, provided that the loans have common risk characteristics. A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. With respect to the Washington Mutual transaction, all of the consumer loans were aggregated into pools of loans with common risk characteristics.
PCI loans are initially recorded at fair value upon acquisition. For each PCI loan, or pool of loans, the Firm is required to estimate the total cash flows (both principal and interest) expected to be collected over the remaining life of the loan or pool. These estimates incorporate assumptions regarding default rates, loss severities, the amounts and timing of prepayments and other factors that reflect then-current market conditions.
The excess of cash flows expected to be collected over the carrying value of the underlying loans is referred to as the accretable yield. This amount is not reported on the Firm’s Consolidated Balance Sheets but is accreted into interest income at a level rate of return over the remaining estimated lives of the underlying pools of loans. For variable-rate loans, expected future cash flows were initially based on the rate in effect at acquisition; expected future cash flows are recalculated as rates change over the lives of the loans.
On a quarterly basis, the Firm updates the amount of loan principal and interest cash flows expected to be collected. Probable decreases in expected loan principal cash flows trigger the recognition of impairment, which is then measured as the present value of the expected principal loss plus any related foregone interest cash flows, discounted at the pool’s effective interest rate. Impairments are recognized through the provision and allowance for loan losses. Probable and significant increases in expected cash flows (e.g., decreased principal credit losses, the net benefit of modifications) would first reverse any previously recorded allowance for loan losses with any remaining increases recognized prospectively as a yield adjustment over the remaining estimated lives of the underlying loans. The impacts of (i) prepayments, (ii) changes in variable interest rates, and (iii) any other changes in the timing of expected cash flows are recognized prospectively as adjustments to interest income. Disposals of loans – which may include sales of loans, receipt of payments in full by the borrower, or foreclosure – result in removal of the loan from the PCI portfolio.
If the timing and/or amounts of expected cash flows on PCI loans were determined not to be reasonably estimable, no interest would be accreted and the loans would be reported as nonaccrual loans; however, since the timing and amounts of expected cash flows for the Firm’s PCI consumer loans are reasonably estimable, interest is being accreted and the loans are being reported as performing loans.
Charge-offs are not recorded on PCI loans until actual losses exceed the estimated losses that were recorded as purchase accounting adjustments at acquisition date. To date, no charge-offs have been recorded for these consumer loans.
The PCI portfolio affects the Firm’s results of operations primarily through: (i) contribution to net interest margin; (ii) expense related to defaults and servicing resulting from the liquidation of the loans; and (iii) any provision for loan losses. The PCI loans acquired in the Washington Mutual transaction were funded based on the interest rate characteristics of the loans. For example, variable-rate loans were funded with variable-rate liabilities and fixed-rate loans were funded with fixed-rate liabilities with a similar maturity profile. A net spread will be earned on the declining balance of the portfolio, which is estimated as of December 31, 2010, to have a remaining weighted-average life of 7.0 years.
The Firm continues to modify certain PCI loans. The impact of these modifications is incorporated into the Firm’s quarterly assessment of whether a probable and significant change in expected cash flows has occurred, and the loans continue to be accounted for and reported as PCI loans. The impact of modifications on expected cash flows is estimated using the Firm’s experience with previously modified loans and other relevant data. Additionally, the Firm monitors the performance of modifications and updates and/or refines assumptions as experience and changes in circumstances or data warrant.

Residential real estate – PCI loans
The table below sets forth information about the Firm’s consumer PCI loans.

December 31,	Home equity		Prime mortgage
(in millions, except ratios)	2010	2009	2010	2009

Carrying value(a)	$24,459	$26,520	$17,322	$19,693
Related allowance for loan losses(b)	1,583	—	1,766	1,090

Loan delinquency (based on unpaid principal balance)
Current and less than 30 days past due	$25,783	$29,697	$13,035	$15,404
30–149 days past due	1,348	2,117	1,468	2,026
150 or more days past due	1,181	1,144	4,425	4,542

Total loans	$28,312	$32,958	$18,928	$21,972

% of 30+ days past due to total loans	8.93%	9.89%	31.13%	29.89%

Current estimated LTV ratios (based on unpaid principal balance)(c)(d)
Greater than 125% and refreshed FICO scores:
Equal to or greater than 660	$6,324	$6,139	$2,400	$1,935
Less than 660	4,052	4,401	2,744	2,244

101% to 125% and refreshed FICO scores:
Equal to or greater than 660	6,097	6,875	3,815	4,566
Less than 660	2,701	3,141	3,011	3,213

80% to 100% and refreshed FICO scores:
Equal to or greater than 660	4,019	5,713	1,970	3,364
Less than 660	1,483	1,930	1,857	2,594

Lower than 80% and refreshed FICO scores:
Equal to or greater than 660	2,539	3,330	1,443	1,832
Less than 660	1,097	1,429	1,688	2,224

Total unpaid principal balance	$28,312	$32,958	$18,928	$21,972

Geographic region (based on unpaid principal balance)
California	$17,012	$19,749	$10,891	$12,657
New York	1,316	1,495	1,111	1,239
Texas	525	616	194	231
Florida	2,595	3,045	1,519	1,801
Illinois	627	723	562	650
Ohio	38	47	91	106
New Jersey	540	625	486	540
Michigan	95	113	279	307
Arizona	539	653	359	438
Washington	1,535	1,766	451	533
All other	3,490	4,126	2,985	3,470

Total unpaid principal balance	$28,312	$32,958	$18,928	$21,972

(a)	Carrying value includes the effect of fair value adjustments that were applied to the consumer PCI portfolio at the date of acquisition.

(b)	Management concluded as part of the Firm’s regular assessment of the PCI loan pools that it was probable that higher expected principal credit losses would result in a decrease in expected cash flows. As a result, an allowance for loan losses for impairment of these pools has been recognized.

(c)	Represents the aggregate unpaid principal balance of loans divided by the estimated current property value. Current property values are estimated, at a minimum quarterly, based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraised loan level collateral values; as such the resulting ratios are necessarily imprecise and should be viewed as estimates. Current estimated combined LTV for junior lien home equity loans considers all available lien positions related to the property.

(d)	Refreshed FICO scores represent each borrower’s most recent credit score obtained by the Firm; current FICO scores are obtained at least quarterly.

(table continued from previous page)

Subprime mortgage		Option ARMs		Total PCI
2010	2009	2010	2009	2010	2009

$5,398	$5,993	$25,584	$29,039	$72,763	$81,245
98	—	1,494	491	4,941	1,581

$4,312	$4,531	$18,672	$23,709	$61,802	$73,341
1,020	1,383	2,215	4,010	6,051	9,536
2,710	3,107	9,904	9,660	18,220	18,453

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

46.38%	49.77%	39.36%	36.57%	28.20%	27.62%

$432	$409	$2,681	$4,081	$11,837	$12,564
2,129	2,084	6,330	6,761	15,255	15,490

424	481	4,292	5,518	14,628	17,440
1,663	1,877	5,005	6,291	12,380	14,522

374	497	4,152	4,925	10,515	14,499
1,477	1,917	3,551	4,213	8,368	10,654

186	179	2,281	2,549	6,449	7,890
1,357	1,577	2,499	3,041	6,641	8,271

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

$1,971	$2,244	$16,130	$19,637	$46,004	$54,287
736	774	1,703	1,848	4,866	5,356
435	476	155	191	1,309	1,514
906	1,049	3,916	5,106	8,936	11,001
438	480	760	896	2,387	2,749
122	135	131	156	382	444
316	350	1,064	1,166	2,406	2,681
214	245	345	448	933	1,113
165	194	528	708	1,591	1,993
178	200	745	877	2,909	3,376
2,561	2,874	5,314	6,346	14,350	16,816

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

The table below sets forth the accretable yield activity for the Firm’s PCI consumer loans for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,	Total PCI
(in millions, except ratios)	2010	2009	2008

Balance, January 1	$25,544	$32,619	$—
Washington Mutual acquisition	—	—	39,454
Accretion into interest income	(3,232)	(4,363)	(1,292)
Changes in interest rates on variable rate loans	(819)	(4,849)	(5,543)
Other changes in expected cash flows(a)	(2,396)	2,137	—

Balance, December 31	$19,097	$25,544	$32,619
Accretable yield percentage	4.35%	5.14%	5.81%

(a)	Other changes in expected cash flows may vary from period to period as the Firm continues to refine its cash flow model and periodically updates model assumptions. For the years ended December 31, 2010 and 2009, other changes in expected cash flows were principally driven by changes in prepayment assumptions, as well as reclassification to the nonaccretable difference. Such changes are expected to have an insignificant impact on the accretable yield percentage.
The factors that most significantly affect estimates of gross cash flows expected to be collected, and accordingly the accretable yield balance, include: (i) changes in the benchmark interest rate indices for variable rate products such as option ARM and home equity loans; and (ii) changes in prepayment assumptions.
To date, the decrease in the accretable yield percentage has been primarily related to a decrease in interest rates on variable-rate loans and, to a lesser extent, extended loan liquidation periods. Certain events, such as extended loan liquidation periods, affect the timing of expected cash flows but not the amount of cash expected to be received (i.e., the accretable yield balance). Extended loan liquidation periods reduce the accretable yield percentage because the same accretable yield balance is recognized against a higher-than-expected loan balance over a longer-than-expected period of time.

Credit card loans
The credit card portfolio segment includes credit card loans originated and purchased by the Firm, including those acquired in the Washington Mutual transaction. Delinquency rates are the primary credit quality indicator for credit card loans as they provide an early warning that borrowers may be experiencing difficulties (30-days past due), as well as information on those borrowers that have been delinquent for a longer period of time (90-days past due). In addition to delinquency rates, the geographic distribution of the loans provides insight as to the credit quality of the portfolio based on the regional economy.
The borrower’s credit score is another general indicator of credit quality. Because the borrower’s credit score tends to be a lagging indicator of credit quality, the Firm does not use credit scores as a primary indicator of credit quality. However, the distribution of such scores provides a general indicator of credit quality trends within the portfolio. Refreshed FICO score information for a random sample of the credit card portfolio is indicated in the table below, as FICO is considered to be the industry benchmark for credit scores.
The Firm generally originates new card accounts to prime consumer borrowers. However, certain cardholders’ refreshed FICO scores may change over time, depending on the performance of the cardholder and changes in credit score technology.
The table below sets forth information about the Firm’s Credit card loans.

As of or for the year ended December 31,	Chase, excluding		Washington Mutual
(in millions, except ratios)	Washington Mutual portfolio(e)		portfolio(e)		Total credit card
	2010	2009	2010	2009 (f)	2010	2009 (f)

Net charge-offs	$11,191	$6,466	$2,846	$3,168	$14,037	$9,634
% of net charge-offs to retained loans	8.73%	9.76%	17.73%	15.26%	9.73%	11.07%

Loan delinquency(a)(b)
Current and less than 30 days past due and still accruing	$117,248	$55,374	$12,670	$17,316	$129,918	$72,690
30 – 89 days past due and still accruing	2,092	1,638	459	974	2,551	2,612
90 or more days past due and still accruing	2,449	2,118	604	1,363	3,053	3,481
Nonaccrual loans	2	3	—	—	2	3

Total retained loans	$121,791	$59,133	$13,733	$19,653	135,524	$78,786

Loan delinquency ratios
% of 30 plus days past due to total retained loans	3.73%	6.35%	7.74%	11.89%	4.14%	7.73%
% of 90 plus days past due to total retained loans	2.01	3.58	4.40	6.94	2.25	4.42

Credit card loans by geographic region
California	$15,454	$7,115	$2,650	$3,873	$18,104	$10,988
New York	9,540	4,527	1,032	1,458	10,572	5,985
Texas	9,217	4,154	1,006	1,421	10,223	5,575
Florida	6,724	3,439	1,165	1,735	7,889	5,174
Illinois	7,077	3,166	542	771	7,619	3,937
Ohio	5,035	2,506	401	562	5,436	3,068
New Jersey	5,070	2,337	494	707	5,564	3,044
Michigan	3,956	1,977	273	397	4,229	2,374
Virginia	3,020	1,386	295	417	3,315	1,803
Pennsylvania	4,521	2,243	424	598	4,945	2,841
Washington	2,053	911	438	596	2,491	1,507
Georgia	2,834	1,477	398	562	3,232	2,039
All other	47,290	23,895	4,615	6,556	51,905	30,451

Total retained loans(c)	$121,791	$59,133	$13,733	$19,653	$135,524	$78,786

Percentage of portfolio based on carrying value with estimated refreshed FICO scores(d)
Equal to or greater than 660	80.6%	72.6%	56.4%	49.2%	77.9%	66.7%
Less than 660	19.4	27.4	43.6	50.8	22.1	33.3

(a)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the WMMT in the second quarter of 2009.

(b)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts. For further information, see Note 16 on pages 244–259 of this Annual Report.

(d)	Refreshed FICO scores are estimated based on a statistically significant random sample of credit card accounts in the credit card portfolio for the period shown. The Firm obtains refreshed FICO scores on a quarterly basis.

(e)	Includes billed finance charges and fees net of an allowance for uncollectible amounts.

(f)	Includes $1.0 billion of loans at December 31, 2009, held by the WMMT, which were consolidated onto the Firm’s Consolidated Balance Sheets at fair value during the second quarter of 2009. Such loans had been fully repaid or charged off as of December 31, 2010. For further discussion, see Note 16 on pages 244–259 of this Annual Report.

Credit card impaired loans
JPMorgan Chase may offer one of a number of loan modification programs to credit card borrowers who are experiencing financial difficulty. The Firm has short-term programs for borrowers who may be in need of temporary relief, and long-term programs for borrowers who are experiencing a more fundamental level of financial difficulties. Most of the Firm’s modified credit card loans have been modified under the long-term programs. Modifications under the Firm’s long-term programs involve placing the customer on a fixed payment plan not exceeding 60 months. Modifications under all of these programs typically include reducing the interest rate on the card. Also in all cases, the Firm cancels the customer’s available line of credit on the credit card. Substantially all of these modifications, both long-term and short-term are considered to be troubled debt restructurings.
If the cardholder does not comply with the modified payment terms, then the credit card loan agreement reverts back to its pre-modification payment terms. Assuming that the cardholder does not begin to perform in accordance with those payment terms, the loan continues to age and will ultimately be charged-off in accordance with the Firm’s standard charge-off policy. In addition, if a borrower successfully completes a short-term modification program, then the loan reverts back to its pre-modification payment terms. However, in most cases, the Firm does not reinstate the borrower’s line of credit.
The Firm measures the allowance for loans losses related to impaired credit card loans as the difference between the recorded investment in the loan and the present value of the cash flows expected to be collected, discounted at the loan’s original contractual interest rate and, therefore, does not consider any incremental penalty rate in this measurement.
The tables below set forth information about the Firm’s impaired credit card loans. All of these loans are considered to be impaired as they have been modified in troubled debt restructurings.

	Chase, excluding
	Washington Mutual		Washington Mutual
	portfolio		portfolio		Total credit card
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Impaired loans with an allowance(a)(b)
Credit card loans with modified payment terms(c)	$6,685	$3,513	$1,570	$1,617	$8,255	$5,130
Modified credit card loans that have reverted to pre-modification payment terms(d)	1,439	812	311	303	1,750	1,115

Total impaired loans(e)	$8,124	$4,325	$1,881	$1,920	$10,005	$6,245

Allowance for loan losses related to impaired loans	3,175	2,038	894	1,079	4,069	3,117

(a)	The carrying value and the unpaid principal balance are the same for credit card impaired loans.

(b)	There are no impaired loans without an allowance.

(c)	Represents credit card loans outstanding to borrowers then enrolled in a credit card modification program.

(d)	Represents credit card loans that were modified in troubled debt restructurings but that have subsequently reverted back to the loans’ pre-modification payment terms. Of the $1.8 billion total loan amount at December 31, 2010, approximately $1.2 billion of loans have reverted back to the pre-modification payment terms of the loans due to noncompliance with the terms of the modified loans. A substantial portion of these loans is expected to be charged-off in accordance with the Firm’s standard charge-off policy. The remaining $590 million of loans are to borrowers who have successfully completed a short-term modification program. The Firm continues to report these loans as troubled debt restructurings since the borrowers’ credit lines remain closed. Prior-period amounts have been revised to conform to the current presentation.

(e)	The increase in troubled debt restructurings from December 31, 2009 to December 31, 2010, is primarily attributable to previously-modified loans held in Firm-sponsored credit card securitization trusts being consolidated as a result of adopting the new accounting guidance related to VIEs.
The following table presents average balances of impaired credit card loans and interest income recognized on those loans.

For the year ended
December 31,	Impaired loans (average)			Interest income on impaired loans(a)
(in millions)	2010	2009	2008	2010	2009	2008

Chase, excluding Washington Mutual portfolio	$8,747	$3,059	$2,386	$479	$181	$167
Washington Mutual portfolio	1,983	991	—	126	70	—

Total credit card	$10,730	$4,050	$2,386	$605	$251	$167

(a)	As permitted by regulatory guidance, credit card loans are generally exempt from being placed on nonaccrual status; accordingly, interest and fees related to credit card loans continue to accrue until the loan is charged off or paid in full. However, the Firm separately establishes an allowance for the estimated uncollectible portion of billed and accrued interest and fee income on credit card loans.

Allowance For Credit Losses	12 Months Ended
Dec. 31, 2010
Allowance For Credit Losses [Abstract]
Allowance For Credit Losses
Note 15 – Allowance for credit losses

JPMorgan Chase’s allowance for loan losses covers the wholesale and consumer, including credit card loan portfolios, and represents management’s estimate of probable credit losses inherent in the Firm’s loan portfolio. Management also computes an allowance for wholesale and consumer lending-related commitments using methodologies similar to those used to compute the allowance on the underlying loans. During 2010, the Firm did not make any significant changes to the methodologies or policies used to determine its allowance for credit losses, which policies are described in the following paragraphs.
The allowance for loan losses includes an asset-specific component, a formula-based component and a component related to PCI loans.
The asset-specific component relates to loans considered to be impaired, which includes loans that have been modified in a troubled debt restructuring as well as risk-rated loans that have been placed on nonaccrual status. An asset-specific allowance for impaired loans is established when the loan’s discounted cash flows (or, in certain cases, the loan’s observable market price) is lower than the recorded investment in the loan. To compute the asset-specific component of the allowance, larger loans are evaluated individually, while smaller loans are evaluated as pools using historical loss experience for the respective class of assets. Risk-rated loans (primarily wholesale loans) are pooled by risk rating, while scored loans (i.e., consumer loans) are pooled by product type.
The Firm generally measures the asset-specific allowance as the difference between the recorded investment in the loan and the present value of the cash flows expected to be collected, discounted at the loan’s original effective interest rate. Subsequent changes in impairment due to the impact of discounting are reported as an adjustment to the provision for loan losses, not as an adjustment to interest income. An asset-specific allowance for an impaired loan that is determined using an observable market price is measured as the difference between the recorded investment in the loan and the loan’s fair value.
Certain loans are deemed collateral-dependent because repayment of the loan is expected to be provided solely by the underlying collateral, rather than by cash flows from the borrower’s operations, income or other resources. Impaired collateral-dependent loans are charged-off to the fair value of the collateral, less costs to sell, rather than being subject to an asset-specific reserve as for other impaired loans.
The determination of the fair value of the collateral depends on the type of collateral (e.g., securities, real estate). In cases where the collateral is in the form of liquid securities, the fair value is based on quoted market prices or broker quotes. For illiquid securities or other financial assets, the fair value of the collateral is estimated using a discounted cash flow model.
For residential real estate loans, collateral values are based upon external valuation sources. When it becomes likely that a borrower is either unable or unwilling to pay, the Firm obtains a broker's price opinion of the home based on an exterior-only valuation (“exterior opinions”). As soon as practicable after taking physical possession of the property through foreclosure, the Firm obtains an appraisal based on an inspection that includes the interior of the home (“interior appraisals”). Exterior opinions and interior appraisals are discounted based upon the Firm's experience with actual liquidation values as compared to the estimated values provided by exterior opinions and interior appraisals, considering state- and product-specific factors.
For commercial real estate loans, the collateral value is generally based on appraisals from internal and external valuation sources. Collateral values are typically updated every six to twelve months, either by obtaining a new appraisal or by performing an internal analysis, in accordance with the Firm’s policies. The Firm also considers both borrower- and market-specific factors, which may result in obtaining appraisal updates or broker price opinions at more frequent intervals.
See Note 3 on pages 170–187 of this Annual Report for further information on the fair value hierarchy for impaired collateral-dependent loans.
The formula-based component is based on a statistical calculation to provide for probable principal losses inherent in performing risk-rated loans and consumer loans, except for loans restructured in troubled debt restructurings and PCI loans. See Note 14 on pages 220–238 of this Annual Report for more information on PCI loans.
For risk-rated loans, the statistical calculation is the product of an estimated probability of default and an estimated loss given default. These factors are differentiated by risk rating and expected maturity. In assessing the risk rating of a particular loan, among the factors considered are the obligor’s debt capacity and financial flexibility, the level of the obligor’s earnings, the amount and sources for repayment, the level and nature of contingencies, management strength, and the industry and geography in which the obligor operates. These factors are based on an evaluation of historical and current information, and involve subjective assessment and interpretation. Emphasizing one factor over another or considering additional factors could impact the risk rating assigned by the Firm to that loan. PD estimates are based on observable external through-the-cycle data, using credit-rating agency default statistics. LGD estimates are based on the Firm’s history of actual credit losses over more than one credit cycle.
For scored loans, the statistical calculation is performed on pools of loans with similar risk characteristics (e.g., product type) and generally computed as the product of actual outstandings, an expected-loss factor and an estimated-loss coverage period. Expected-loss factors are statistically derived and consider historical factors such as loss frequency and severity. In developing loss frequency and severity assumptions, the Firm considers known and anticipated changes in the economic environment, including changes in housing prices, unemployment rates and other risk indicators.
A nationally recognized home price index measure is used to develop loss severity estimates on defaulted residential real estate loans at the metropolitan statistical areas (“MSA”) level. These loss severity estimates are regularly validated by comparison to actual losses recognized on defaulted loans, market-specific real estate appraisals and property sales activity. Real estate broker price opinions are obtained when the loan is being evaluated for charge-off and at least every six months thereafter. When foreclosure is determined to be probable, a third-party appraisal is obtained as soon as practicable. Forecasting methods are used to estimate expected-loss factors, including credit loss forecasting models and vintage-based loss forecasting.
The economic impact of potential modifications of residential real estate loans is not included in the formula-based allowance because of the uncertainty regarding the type and results of such modifications. As discussed in Note 14 on pages 220–238 of this Annual Report, modified residential real estate loans are generally accounted for as troubled debt restructurings upon contractual modification and are evaluated for an asset-specific allowance at and subsequent to modification. Assumptions regarding the loans’ expected re-default rates are incorporated into the measurement of the asset-specific allowance.
Management applies judgment within an established framework to adjust the results of applying the statistical calculation described above. The determination of the appropriate adjustment is based on management’s view of uncertainties that have occurred but are not yet reflected in the loss factors and that relate to current macroeconomic and political conditions, the quality of underwriting standards and other relevant internal and external factors affecting the credit quality of the portfolio. In addition, for the risk-rated portfolios, any adjustments made to the statistical calculation also consider concentrated and deteriorating industries. For the scored loan portfolios, adjustments to the statistical calculation are accomplished in part by analyzing the historical loss experience for each major product segment. Factors related to unemployment, housing prices, borrower behavior and lien position are incorporated into the calculation, where relevant.
Management establishes an asset-specific allowance for lending-related commitments that are considered impaired and computes a formula-based allowance for performing wholesale and consumer lending-related commitments. These are computed using a methodology similar to that used for the wholesale loan portfolio, modified for expected maturities and probabilities of drawdown.
Allowance for credit losses and loans and lending-related commitments by impairment methodology

	2010
		Consumer,
Year ended December 31,		excluding
(in millions)	Wholesale	credit card	Credit Card	Total

Allowance for loan losses
Beginning balance at January 1,	$7,145	$14,785	$9,672	$31,602
Cumulative effect of change in accounting principles(a)	14	127	7,353	7,494
Gross charge-offs(a)	1,989	8,383	15,410	25,782
Gross (recoveries)(a)	(262)	(474)	(1,373)	(2,109)

Net charge-offs(a)	1,727	7,909	14,037	23,673

Provision for loan losses:
Excluding accounting conformity(a)	(673)	9,458	8,037	16,822
Accounting conformity(b)	—	—	—	—

Total provision for loan losses	(673)	9,458	8,037	16,822

Acquired allowance resulting from Washington Mutual transaction	—	—	—	—
Other(c)	2	10	9	21

Ending balance at December 31	$4,761	$16,471	$11,034	$32,266

Allowance for loan losses by impairment methodology
Asset-specific(d)(e)(f)	$1,574	$1,075	$4,069	$6,718
Formula-based(a)(f)	3,187	10,455	6,965	20,607
PCI	—	4,941	—	4,941

Total allowance for loan losses	$4,761	$16,471	$11,034	$32,266

Loans by impairment methodology
Asset-specific(c)	$5,486	$6,220	$10,005	$21,711
Formula-based	216,980	248,481	125,519	590,980
PCI	44	72,763	—	72,807

Total retained loans	$222,510	$327,464	$135,524	$685,498

Determining the appropriateness of the allowance is complex and requires judgment by management about the effect of matters that are inherently uncertain. Subsequent evaluations of the loan portfolio, in light of the factors then prevailing, may result in significant changes in the allowances for loan losses and lending-related commitments in future periods.
At least quarterly, the allowance for credit losses is reviewed by the Chief Risk Officer, the Chief Financial Officer and the Controller of the Firm and discussed with the Risk Policy and Audit Committees of the Board of Directors of the Firm. As of December 31, 2010, JPMorgan Chase deemed the allowance for credit losses to be appropriate (i.e., sufficient to absorb losses that are inherent in the portfolio, including those not yet identifiable).

(table continued from previous page)

2009				2008
	Consumer,				Consumer,
	excluding				excluding
Wholesale	credit card	Credit Card	Total	Wholesale	credit card	Credit Card	Total

$6,545	$8,927	$7,692	$23,164	$3,154	$2,673	$3,407	$9,234
—	—	—	—	—	—	—	—
3,226	10,421	10,371	24,018	521	5,086	5,157	10,764
(94)	(222)	(737)	(1,053)	(119)	(209)	(601)	(929)

3,132	10,199	9,634	22,965	402	4,877	4,556	9,835

3,684	16,032	12,019	31,735	2,895	10,309	6,456	19,660
—	—	—	—	641	350	586	1,577

3,684	16,032	12,019	31,735	3,536	10,659	7,042	21,237

—	—	—	—	229	897	1,409	2,535
48	25	(405)	(332)	28	(425)	390	(7)

$7,145	14,785	$9,672	$31,602	$6,545	$8,927	$7,692	23,164

$2,046	$896	$3,117	6,059	$712	$332	$1,450	$2,494
5,099	12,308	6,555	23,962	5,833	8,595	6,242	20,670
—	1,581	—	1,581	—	—	—	—

$7,145	$14,785	$9,672	$31,602	$6,545	$8,927	$7,692	$23,164

$6,960	3,648	$6,245	$16,853	$2,088	$2,086	$3,048	$7,222
192,982	263,462	72,541	528,985	245,777	285,181	101,647	632,605
135	81,245	—	81,380	224	88,813	51	89,088

$200,077	$348,355	$78,786	$627,218	$248,089	$376,080	$104,746	$728,915

	2010
		Consumer,
Year ended December 31,		excluding
(in millions)	Wholesale	credit card	Credit Card	Total

Allowance for lending-related commitments
Beginning balance at January 1,	$927	$12	$—	$939
Cumulative effect of change in accounting principles(a)	(18)	—	—	(18)
Provision for lending-related commitments:
Excluding accounting conformity(a)	(177)	(6)	—	(183)
Accounting conformity(b)	—	—	—	—

Total provision for lending-related commitments	(177)	(6)	—	(183)

Acquired allowance resulting from Washington Mutual transaction	—	—	—	—
Other(c)	(21)	—	—	(21)

Ending balance at December 31	$711	$6	$—	$717

Allowance for lending-related commitments by impairment methodology
Asset-specific	$180	$—	$—	$180
Formula-based	531	6	—	537

Total allowance for lending-related commitments	$711	$6	$—	$717

Lending-related commitments by impairment methodology
Asset-specific	$1,005	$—	$—	$1,005
Formula-based	345,074	61,534	547,227	953,835

Total lending-related commitments	$346,079	$61,534	$547,227	$954,840

Impaired collateral-dependent loans
Net charge-offs	$269	$304	$—	$573
Loans measured at fair value of collateral less cost to sell	806	890	—	1,696

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result, $7.4 billion, $14 million and $127 million, respectively, of allowance for loan losses were recorded on-balance sheet associated with the consolidation of these entities. For further discussion, see Note 16 on pages 244–259 of this Annual Report.

(b)	Represents adjustments to the provision for credit losses recognized in Corporate/Private Equity related to the Washington Mutual transaction in 2008.

(c)	The 2009 amount predominantly represents a reclassification related to the issuance and retention of securities from the Chase Issuance Trust. For further information, see Note 16 on pages 244–259 of this Annual Report. The 2008 amount predominantly represents a transfer of allowance between Corporate/Private Equity and Credit card.

(d)	Relates to risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring.

(e)	At December 31, 2010, 2009 and 2008 the asset-specific consumer excluding card allowance for loan losses included troubled debt restructuring reserves of $985 million, $754 million and $258 million respectively. The asset-specific credit card allowance for loan losses is related to loans modified in troubled debt restructurings.

(f)	At December 31, 2010, the Firm’s allowance for loan losses on all impaired credit card loans was reclassified to the asset-specific allowance. This reclassification had no incremental impact on the Firm’s allowance for loan losses. Prior periods have been revised to reflect the current presentation.

(table continued from previous page)

2009				2008
	Consumer,				Consumer,
	excluding				excluding
Wholesale	credit card	Credit card	Total	Wholesale	credit card	Credit card	Total

$634	$25	$—	$659	$835	$15	$—	$850
—	—	—	—	—	—	—	—

290	(10)	—	280	(214)	(1)	—	(215)
—	—	—	—	5	(48)	—	(43)

290	(10)	—	280	(209)	(49)	—	(258)

—	—	—	—	—	66	—	66
3	(3)	—	—	8	(7)	—	1

$927	$12	$—	$939	$634	$25	$—	$659

$297	$—	$—	$297	$29	$—	$—	$29
630	12	—	642	605	25	—	630

$927	$12	$—	$939	$634	$25	$—	$659

$1,577	$—	$—	$1,577	$233	$—	$—	$233
345,578	74,827	569,113	989,518	379,638	117,805	623,702	1,121,145

$347,155	$74,827	$569,113	$991,095	$379,871	$117,805	$623,702	$1,121,378

$500	$166	$—	$666	$124	$22	$—	$146
1,127	210	—	1,337	1,032	33	—	1,065

Variable Interest Entities	12 Months Ended
Dec. 31, 2010
Variable Interest Entities [Abstract]
Variable Interest Entities
Note 16 – Variable interest entities
For a further description of JPMorgan Chase’s accounting policies regarding consolidation of VIEs, see Note 1 on pages 164–165 of this Annual Report.
The following table summarizes the most significant types of Firm-sponsored VIEs by business segment. The Firm considers a “sponsored” VIE to include any entity where: (1) JPMorgan Chase is the principal beneficiary of the structure; (2) the VIE is used by JPMorgan Chase to securitize Firm assets; (3) the VIE issues financial instruments with the JPMorgan Chase name; or (4) the entity is a JPMorgan Chase–administered asset-backed commercial paper (“ABCP”) conduit.

Annual Report
Line-of-Business	Transaction Type	Activity	page reference

Card	Credit card securitization trusts	Securitization of both originated and purchased credit card receivables	245–246

	Other securitization trusts	Securitization of originated automobile and student loans	246–249

RFS	Mortgage securitization trusts	Securitization of originated and purchased residential mortgages	246–249

IB	Mortgage and other securitization trusts	Securitization of both originated and purchased residential and commercial mortgages, automobile and student loans	246–249

	Multi-seller conduits Investor intermediation activities:	Assist clients in accessing the financial markets in a cost-efficient manner and structures transactions to meet investor needs	249–250

	Municipal bond vehicles		250–251
	Credit-related note vehicles		252
	Asset swap vehicles		252–253

The Firm’s other business segments are also involved with VIEs, but to a lesser extent, as follows:
•	Asset Management (“AM”): Sponsors and manages a limited number of funds that are deemed VIEs. As asset manager of the funds, AM earns a fee based on assets managed; the fee varies with each fund’s investment objective and is competitively priced. For the limited number of fund entities that qualify as VIEs, AM’s interests are, in certain cases, considered to be significant variable interests that result in consolidation of the financial results of these entities.

•	Treasury & Securities Services (“TSS”): Provides services to a number of VIEs that are similar to those provided to non-VIEs. TSS earns market-based fees for the services it provides. TSS’s interests are generally not considered to be significant variable interests and/or do not control these VIEs; therefore, TSS does not consolidate these VIEs.

•	Commercial Banking (“CB”): CB makes investments in and provides lending to community development entities that may meet the definition of a VIE. In addition, CB provides financing and lending related services to certain client sponsored VIEs. In general, CB does not control the activities of these entities and does not consolidate these entities.

•	Corporate/Private Equity: Corporate uses VIEs to issue guaranteed capital debt securities. See Note 22 on pages 265–266 of this Annual Report for further information. The Private Equity business, within Corporate/Private Equity, may be involved with entities that are deemed VIEs. However, the Firm’s private equity business is subject to specialized investment company accounting, which does not require the consolidation of investments, including VIEs.
The Firm also invests in and provides financing and other services to VIEs sponsored by third parties, as described on page 253 of this Note.
New consolidation accounting guidance for VIEs
On January 1, 2010, the Firm implemented consolidation accounting guidance related to VIEs. The following table summarizes the incremental impact at adoption.

(in millions, except ratios)	U.S. GAAP assets	U.S. GAAP liabilities	Stockholders' equity	Tier 1 capital

As of December 31, 2009	$2,031,989	$1,866,624	$165,365	11.10%
Impact of new accounting guidance for consolidation of VIEs
Credit card(a)	60,901	65,353	(4,452)	(0.30)%
Multi-seller conduits(b)	17,724	17,744	(20)	—
Mortgage & other(c)(d)	9,059	9,107	(48)	(0.04)%

Total impact of new guidance	87,684	92,204	(4,520)	(0.34)	%(e)

Beginning balance as of January 1, 2010	$2,119,673	$1,958,828	$160,845	10.76%

(a)	The assets and liabilities of the Firm-sponsored credit card securitization trusts that were consolidated were initially measured at their carrying values, primarily amortized cost, as this method is consistent with the approach that Card utilizes to manage its other assets. These assets were primarily recorded in loans on the Firm’s Consolidated Balance Sheet. In addition, Card established an allowance for loan losses of $7.4 billion (pretax), which was reported as a transition adjustment in stockholders’ equity. The impact to stockholders’ equity also includes a decrease to AOCI of $116 million, as a result of the reversal of the fair value adjustments taken on retained AFS securities that were eliminated in consolidation.

(b)	The assets and liabilities of the Firm-administered multi-seller conduits which were consolidated were initially measured at their carrying values, primarily amortized cost, as this method is consistent with the business’s intent to hold the assets for the longer-term. The assets are recorded primarily in loans and in other assets on the Firm’s Consolidated Balance Sheets.

(c)	RFS and Card consolidated certain mortgage and other consumer securitizations, which resulted in a net increase in both assets and liabilities of $4.7 billion ( $3.5 billion related to residential mortgage securitizations and $1.2 billion related to other consumer securitizations). These assets were initially measured at their unpaid principal balance and recorded primarily in loans on the Firm’s Consolidated Balance Sheets. This method was elected as a practical expedient.

(d)	IB consolidated certain mortgage and other consumer securitizations, which resulted in a net increase in both assets and liabilities of $4.3 billion ( $3.7 billion related to residential mortgage securitizations and $0.6 billion related to other consumer securitizations). These assets were initially measured at their fair value, as this method is consistent with the approach that IB utilizes to manage similar assets. These assets were recorded primarily in trading assets on the Firm’s Consolidated Balance Sheets.

(e)	The U.S. GAAP consolidation of the credit card securitization trusts did not have a significant impact on risk-weighted assets on the adoption date because the Chase Issuance Trust (the Firm’s primary credit card securitization trust) had been consolidated for regulatory capital purposes beginning in the second quarter of 2009, which added approximately $40.0 billion of risk-weighted assets for regulatory capital purposes. In addition, the Firm elected a two-quarter regulatory implementation deferral of the effect of this accounting guidance on risk-weighted assets and risk-based capital requirements, as permitted for its Firm-administered multi-seller conduits and certain mortgage-related and other securitization entities. The deferral period ended July 1, 2010, and the Firm consolidated, for regulatory capital purposes, the deferred amounts, which had a negligible impact on risk-weighted assets and risk-based capital ratios.
Significant Firm-sponsored variable interest entities
Credit card securitizations
The Card business securitizes originated and purchased credit card loans, primarily through the Chase Issuance Trust (the “Trust”). The Firm’s continuing involvement in credit card securitizations includes servicing the receivables, retaining an undivided seller’s interest in the receivables, retaining certain senior and subordinated securities and maintaining escrow accounts. As servicer, the Firm receives contractual servicing fees based on the securitized loan balance plus excess servicing fees, which are recorded in credit card income as discussed in Note 7 on page 200 of this Annual Report.
Effective January 1, 2010, the Firm consolidated the assets and liabilities of Firm-sponsored credit card securitization trusts, including its primary card securitization trust, Chase Issuance Trust, as a result of the implementation of new accounting guidance. The consolidation determination was based on the Firm’s ability to direct the activities of these VIEs through its servicing responsibilities and other duties, including making decisions as to the receivables that are transferred into those trusts and as to any related modifications and workouts. Additionally, the nature and extent of the Firm’s other continuing involvement with the trusts, as indicated above, obligates the Firm to absorb losses and gives the Firm the right to receive certain benefits from these VIEs that could potentially be significant.
Upon consolidation at January 1, 2010, the Firm recorded a net increase in GAAP assets of  $60.9 billion on the Consolidated Balance Sheet, as follows:  $84.7 billion of loans;  $7.4 billion of allowance for loan losses;  $4.4 billion of other assets, partially offset by  $20.8 billion of previously recognized assets, consisting primarily of retained AFS securities that were eliminated upon consolidation. In addition, the Firm recognized  $65.4 billion of liabilities representing the trusts’ beneficial interests issued to third parties.
The following table summarizes the assets and liabilities of the Firm-sponsored credit card securitization trusts at December 31, 2010.

			Total assets held by Firm-sponsored	Beneficial interests issued to
(in billions)	Loans	Other assets	credit card securitization trusts	third parties

December 31, 2010	$67.2	$1.3	$68.5	$44.3

The underlying securitized credit card receivables and other assets are available only for payment of the beneficial interests issued by the securitization trusts; they are not available to pay the Firm’s other obligations or the claims of the Firm’s other creditors.
The agreements with the credit card securitization trusts require the Firm to maintain a minimum undivided interest in the credit card trusts (which generally ranges from 4% to 12%). As of December 31, 2010, the Firm held undivided interests in Firm-sponsored credit card securitization trusts of  $17.2 billion. The Firm maintained an average undivided interest in principal receivables owned by those trusts of approximately 19% for the year ended December 31, 2010. The Firm also retained  $1.1 billion of senior securities and  $3.2 billion of subordinated securities in certain of its credit card securitization trusts as of December 31, 2010. The Firm’s undivided interests in the credit card trusts and securities retained are eliminated in consolidation.
Accounting Treatment Prior to January 1, 2010
Prior to January 1, 2010, the Firm accounted for its credit card securitizations as QSPEs and therefore these entities were not consolidated. The Firm recorded only its retained interests in the entities on its Consolidated Balance Sheets.
As of December 31, 2009, the principal amount outstanding of total assets held by Firm-sponsored nonconsolidated credit card securitizations QSPEs was  $109.6 billion in which the Firm had continuing involvement.
At December 31, 2009, the Firm retained undivided interests in its Firm-sponsored credit card securitization trusts of  $16.7 billion, which were classified within loans on its Consolidated Balance Sheets. The Firm maintained an average undivided interest in principal receivables owned by those trusts of approximately 16% for the year ended December 31, 2009. The Firm also retained  $7.2 billion of senior securities and  $6.6 billion of subordinated securities in certain of its credit card securitization trusts as of December 31, 2009, which were classified as AFS securities. Additionally, the Firm’s interests included  $1.0 billion of escrow accounts and  $3.2 billion of retained subordinated interests in accrued interest and fees on securitized receivables, which were classified as “other assets.”
During 2009, the Firm took certain actions permitted by the trust agreements with respect to two of the Firm’s credit card securitization trusts.
•	Chase Issuance Trust (the “Trust”): In 2009, the Firm consolidated, for regulatory capital purposes, the Chase Issuance Trust (the Firm’s primary issuance trust) as a result of taking certain actions permitted by the Trust agreements, including increasing the required credit enhancement level of each tranche of outstanding notes issued by the Trust and increasing the excess spread for the Trust. These actions resulted in the addition of approximately $40 billion of risk-weighted assets for regulatory capital purposes, which decreased the Firm’s Tier 1 capital ratio by approximately 40 basis points, at that time, but did not have a material impact on the Firm’s Consolidated Balance Sheets or results of operations .

•	Washington Mutual Master Trust (“WMMT”): The Firm acquired an interest in the WMMT as part of the acquisition of the Washington Mutual banking operations. In 2009, the Firm removed all remaining credit card receivables originated by Washington Mutual, resulting in the consolidation of the WMMT for accounting and regulatory capital purposes. As a result, the Firm recorded, during the second quarter of 2009, additional assets with an initial fair value of $6.0 billion, additional liabilities with an initial fair value of $6.1 billion and a pretax loss of approximately $64 million.
Firm-sponsored mortgage and other securitization trusts
The Firm securitizes originated and purchased residential mortgages, commercial mortgages and other consumer loans (including automobile and student loans) primarily in its RFS, Card and IB businesses. Depending on the particular transaction, as well as the respective business involved, the Firm may act as the servicer of the loans and/or retain certain beneficial interests in the securitization trusts.
Effective January 1, 2010, the Firm consolidated certain mortgage securitization trusts (both residential and commercial) and Firm-sponsored automobile and student loan trusts as a result of the implementation of the accounting guidance. The consolidation determination was based on the Firm’s ability to direct the activities of these VIEs through its servicing responsibilities and duties, including making decisions related to loan modifications and workouts. Additionally, the nature and extent of the Firm’s continuing economic involvement with these trusts obligates the Firm to absorb losses and gives the Firm the right to receive benefits from the VIEs that could potentially be significant.
Prior to January 1, 2010, the Firm accounted for its residential and commercial mortgage, automobile, and certain student loan securitizations as QSPEs and therefore did not consolidate these entities; only the Firm’s retained interests in these entities were recorded on its Consolidated Balance Sheets. In addition, the Firm previously consolidated certain other student loan securitizations in accordance with the accounting treatment under prior accounting guidance.
The following table presents the total unpaid principal amount of assets held in JPMorgan Chase–sponsored securitization entities in which the Firm has continuing involvement, including those that are consolidated by the Firm and those that are not consolidated by the Firm. Continuing involvement includes servicing the loans; holding senior interests or subordinated interests; recourse or guarantee arrangements; and derivative transactions. In certain instances, the Firm’s only continuing involvement is servicing the loans. In the table below, the amount of beneficial interests held by JPMorgan Chase does not equal the assets held in nonconsolidated VIEs because of the existence of beneficial interests held by third parties, which are reflected at their current outstanding par amounts; and because a portion of the Firm’s retained interests (trading assets and AFS securities) are reflected at their fair values. See Securitization activity on pages 255–258 of this Note for further information regarding the Firm’s cash flows with and interests retained in nonconsolidated VIEs.

Firm-sponsored mortgage and other consumer securitization trusts

				JPMorgan Chase interest in securitized assets
	Principal amount outstanding			in nonconsolidated VIEs(d)(e)(f)(g)(h)
			Assets held in
			nonconsolidated				Total interests
	Total assets	Assets held in	securitization VIEs				held by
December 31, 2010(a)	held by	consolidated	with continuing	Trading	AFS	Other	JPMorgan
(in billions)	securitization VIEs	securitization VIEs	involvement	assets	securities	assets	Chase

Securitization-related
Residential mortgage:
Prime(b)	$153.1	$2.2	$143.8	$0.7	$—	$—	$0.7
Subprime	44.0	1.6	40.7	—	—	—	—
Option ARMs	36.1	0.3	35.8	—	—	—	—
Commercial and other(c)	153.4	—	106.2	2.0	0.9	—	2.9
Student	4.5	4.5	—	—	—	—	—
Auto	—	—	—	—	—	—	—

Total	$391.1	$8.6	$326.5	$2.7	$0.9	$—	$3.6

				JPMorgan Chase interest in securitized assets
	Principal amount outstanding			in nonconsolidated VIEs(d)(e)(f)(g)(h)
			Assets held in
			nonconsolidated				Total interests
	Total assets	Assets held in	securitization VIEs				held by
December 31, 2009(a)	held by	consolidated	with continuing	Trading	AFS	Other	JPMorgan
(in billions)	securitization VIEs	securitization VIEs	involvement	assets	securities	assets	Chase

Securitization-related
Residential mortgage:
Prime(b)	$183.3	$—	$171.5	$0.9	$0.2	$—	$1.1
Subprime	50.0	—	47.3	—	—	—	—
Option ARMs	42.0	—	42.0	—	0.1	—	0.1
Commercial and other(c)	155.3	—	24.8	1.6	0.8	—	2.4
Student	4.8	3.8	1.0	—	—	0.1	0.1
Auto	0.2	—	0.2	—	—	—	—

Total	$435.6	$3.8	$286.8	$2.5	$1.1	$0.1	$3.7

(a)	Excludes loan sales to U.S. government agencies. See page 257 of this Note for information on the Firm’s loan sales to U.S. government agencies.

(b)	Includes Alt-A loans.

(c)	Consists of securities backed by commercial loans (predominantly real estate) and non-mortgage-related consumer receivables purchased from third parties. The Firm generally does not retain a residual interest in its sponsored commercial mortgage securitization transactions. Includes co-sponsored commercial securitizations and, therefore, includes non–JPMorgan Chase–originated commercial mortgage loans.

(d)	Excludes retained servicing (for a discussion of MSRs, see Note 17 on pages 260–263 of this Annual Report) and securities retained from loan sales to U.S. government agencies.

(e)	Excludes senior and subordinated securities of $182 million and $18 million, respectively, at December 31, 2010, and $729 million and $146 million, respectively, at December 31, 2009, which the Firm purchased in connection with IB’s secondary market-making activities.

(f)	Includes investments acquired in the secondary market that are predominantly for held-for-investment purposes, of $315 million and $139 million as of December 31, 2010 and 2009, respectively. This comprises $238 million and $91 million of AFS securities, related to commercial and other; and $77 million and $48 million of investments classified as trading assets-debt and equity instruments, including $39 million and $47 million of residential mortgages, and $38 million and $1 million of commercial and other, all respectively, at December 31, 2010 and 2009.

(g)	Excludes interest rate and foreign exchange derivatives primarily used to manage the interest rate and foreign exchange risks of the securitization entities. See Note 6 on pages 191–199 of this Annual Report for further information on derivatives.

(h)	Includes interests held in re-securitization transactions.

Residential mortgage
The Firm securitizes residential mortgage loans originated by RFS, as well as residential mortgage loans purchased from third parties by either RFS or IB. RFS generally retains servicing for all residential mortgage loans originated or purchased by RFS, and for certain mortgage loans purchased by IB.
For securitizations serviced by RFS, the Firm has the power to direct the significant activities of the VIE because it is responsible for decisions related to loan modifications and workouts. In a limited number of these securitizations, RFS also retains an interest in the VIE that could potentially be significant to the VIE. In these instances, the Firm is deemed to be the primary beneficiary. At December 31, 2010, approximately  $2.9 billion of assets and  $3.0 billion of liabilities of Firm-sponsored residential mortgage securitization trusts were consolidated on balance sheet. For Firm-sponsored securitizations serviced by unrelated third parties, the Firm does not consolidate the VIE as the power to direct the significant activities resides with the third party servicer. At December 31, 2009, RFS did not consolidate any VIEs in accordance with the accounting treatment under prior accounting rules. RFS held retained interests of approximately  $205 million and  $537 million as of December 31, 2010 and 2009, respectively, in nonconsolidated residential mortgage securitization entities. See pages 257–258 of this Note for further information on retained interests held in nonconsolidated VIEs; these retained interests are classified as trading assets or AFS securities.
The Firm’s mortgage loan sales are primarily nonrecourse, thereby effectively transferring the risk of future credit losses to the purchaser of the mortgage-backed securities issued by the trust. However, for a limited number of loan sales, the Firm is obligated to share a portion of the credit risk associated with the sold loans with the purchaser. See Note 30 on pages 275–280 of this Annual Report for additional information on loans sold with recourse, as well as information on indemnification liability for breaches of representations and warranties. See page 257 of this Note for further information on loans sold to U.S. government agencies.
IB engages in underwriting and trading activities involving securities issued by Firm-sponsored securitization trusts. As a result, IB at times retains senior and/or subordinated interests (including residual interests) in residential mortgage securitizations upon securitization, and/or reacquires positions in the secondary market in the normal course of business. In certain instances, as a result of the positions retained or reacquired by IB, when considered together with the servicing arrangements entered into by RFS, the Firm is deemed to be the primary beneficiary of certain securitization trusts. At December 31, 2010,  $1.2 billion of VIE assets and  $702 million of liabilities were consolidated due to IB’s involvement with such trusts. IB did not consolidate any residential securitization VIEs at December 31, 2009, in accordance with the accounting treatment under prior accounting rules. IB held approximately  $461 million, and  $479 million of senior and subordinated interests at December 31, 2010 and 2009, respectively, in nonconsolidated residential mortgage securitization entities. This includes approximately  $1 million and  $2 million of residual interests at December 31, 2010 and 2009, respectively. See pages 257–258 of this Note for further information on interests held in nonconsolidated securitizations. These retained interests are accounted for at fair value and classified as trading assets.
Commercial mortgages and other consumer securitizations
IB originates and securitizes commercial mortgage loans, and engages in underwriting and trading activities involving the securities issued by securitization trusts. IB may retain unsold senior and/or subordinated interests in commercial mortgage securitizations at the time of securitization but, generally, the Firm does not service commercial loan securitizations. For commercial mortgage securitizations the power to direct the significant activities of the VIE generally is held by the servicer or investors in a specified class of securities (“controlling class”). At December 31, 2010, approximately  $84 million of VIE assets and  $82 million of VIE liabilities of commercial mortgage securitization trusts were consolidated due to the Firm holding certain subordinated interests that give the Firm the power to direct the activities of these entities as well as a significant interest. IB did not consolidate any commercial mortgage securitization VIEs at December 31, 2009, in accordance with the accounting treatment under prior accounting rules. At December 31, 2010 and 2009, the Firm held  $2.0 billion and  $1.6 billion, respectively, of retained interests in nonconsolidated commercial mortgage securitizations. This included approximately zero and  $22 million of residual interests as of December 31, 2010 and 2009, respectively.
The Firm also securitizes automobile and student loans originated by Card, and consumer loans (including automobile and student loans) purchased by IB. The Firm retains servicing responsibilities for all originated and certain purchased student and automobile loans and has the power to direct the activities of these VIEs through these servicing responsibilities. At December 31, 2010,  $4.5 billion of assets and  $3.2 billion of liabilities of student loan securitizations were consolidated due to the combination of retained interests held by the Firm and servicing responsibilities. Auto loans previously securitized were repurchased by the Firm during 2010 as these securitization entities were terminated. As of December 31, 2009, the Firm held  $9 million and  $49 million of retained interests in securitized automobile and student loan securitizations, respectively, which were not consolidated in accordance with the accounting treatment under prior accounting rules. These retained interests were reported in other assets. In addition, at December 31, 2009, the Firm held interests in other student loans which resulted in  $3.8 billion of other student loans being consolidated on the balance sheet in accordance with the accounting treatment under prior accounting rules.
Re-securitizations
The Firm engages in re-securitization transactions in which securities are transferred to a VIE in exchange for new beneficial interests. Re-securitizations involve the repackaging of securities previously issued by both agency sponsored (Fannie Mae, Freddie Mac and Ginnie Mae) and nonagency (private-label) VIEs that are generally backed by either residential or commercial mortgages. A re-securitization entity receives principal and interest payments from the securities held in the entity and passes them to the beneficial interest holders. These entities are not actively managed and are passive in nature. Re-securitization entities are often established to the specifications of the investors. In a re-securitization entity, the most significant power is in the design of the entity (i.e., the decision as to the specific security or securities to be repackaged and the terms of the beneficial interests issued). The power over a re-securitization entity is often considered to be shared between the sponsor and investor(s) that are significantly involved in the creation and design of the re-securitization entity. At December 31, 2010, the Firm did not consolidate any agency re-securitizations, as it did not have the unilateral power to direct the significant activities of the re-securitization entity. At December 31, 2010, the Firm consolidated  $477 million of assets and  $230 million of liabilities of private-label re-securitizations, as the Firm had both the unilateral power to direct the significant activities of, and retained a significant interest in, these re-securitization entities. As of December 31, 2009, the Firm did not consolidate any re-securitization entities (agency or private-label) in accordance with the accounting treatment under prior accounting rules.
During the years ended December 31, 2010, 2009, and 2008, the Firm transferred  $33.9 billion,  $19.1 billion and  $16.8 billion, respectively, of securities to agency re-securitization entities and  $1.3 billion,  $4.0 billion and  $2.7 billion to private-label re-securitization entities. At December 31, 2010 and 2009, the Firm held approximately  $3.5 billion and  $1.6 billion of both senior and subordinated interests in nonconsolidated agency re-securitization entities and  $46 million and  $220 million of both senior and subordinated interests, in nonconsolidated private-label re-securitization entities. See pages 257–258 of this Note for further information on interests held in nonconsolidated securitization VIEs.
Multi-seller conduits
The Firm is an active participant in the asset-backed securities business, and it helps customers meet their financing needs by providing access to the commercial paper markets through VIEs known as multi-seller conduits. Multi-seller conduit entities are separate bankruptcy remote entities that purchase interests in, and make loans secured by, pools of receivables and other financial assets pursuant to agreements with customers of the Firm. The conduits fund their purchases and loans through the issuance of highly rated commercial paper to third-party investors. The primary source of repayment of the commercial paper is the cash flows from the pools of assets. In most instances, the assets are structured with deal-specific credit enhancements provided by the customers (i.e., sellers) to the conduits or other third parties. Deal-specific credit enhancements are generally structured to cover a multiple of historical losses expected on the pool of assets, and are typically in the form of overcollateralization provided by the seller, but also may include any combination of the following: recourse to the seller or originator, cash collateral accounts, letters of credit, excess spread, retention of subordinated interests or third-party guarantees. The deal-specific credit enhancements mitigate the Firm’s potential losses on its agreements with the conduits.
To ensure timely repayment of the commercial paper, each asset pool financed by the conduits has a minimum 100% deal-specific liquidity facility associated with it. Deal-specific liquidity facilities are the primary source of liquidity support for the conduits and are typically in the form of asset purchase agreements. They are generally structured so the liquidity that will be provided by the Firm (as liquidity provider) will be effected by the Firm purchasing, or lending against, a pool of nondefaulted, performing assets. In limited circumstances, the Firm may provide unconditional liquidity.
The conduit’s administrative agent can require the liquidity provider to perform under its asset purchase agreement with the conduit at any time. These agreements may cause the liquidity provider, which is generally the Firm, to purchase an asset from the conduit at an amount above the asset’s then current fair value – in effect, providing a guarantee of the asset’s initial value.
The Firm also provides the multi-seller conduit vehicles with program-wide liquidity facilities in the form of uncommitted short-term revolving facilities established to handle funding increments too small to be funded by commercial paper and that can be accessed by the conduits only in the event of short-term disruptions in the commercial paper market.
Because the majority of the deal-specific liquidity facilities will only fund nondefaulted assets, program-wide credit enhancement is required to absorb losses on defaulted receivables in excess of losses absorbed by any deal-specific credit enhancement. Program-wide credit enhancement may be provided by JPMorgan Chase in the form of standby letters of credit or by third-party surety bond providers. The amount of program-wide credit enhancement required varies by conduit and ranges between 5% and 10% of the applicable commercial paper that is outstanding. The Firm provided  $2.0 billion and  $2.4 billion of program-wide credit enhancement at December 31, 2010 and 2009, respectively.
JPMorgan Chase receives fees for structuring multi-seller conduit transactions and compensation from the multi-seller conduits for its role as administrative agent, liquidity provider, and provider of program-wide credit enhancement.
Effective January 1, 2010, the Firm consolidated its Firm-administered multi-seller conduits, as the Firm has both the power to direct the significant activities of the conduits and a potentially significant economic interest in the conduits. The Firm directs the economic performance of the conduits as administrative agent and in its role in structuring transactions for the conduits. In these roles, the Firm makes decisions regarding concentration of asset types and credit quality of transactions, and is responsible for managing the commercial paper funding needs of the conduits. The Firm’s interests that could potentially be significant to the VIEs include the fees received as administrative agent, liquidity provider and provider of program-wide credit enhancement, as well as the Firm’s potential exposure as a result of the liquidity and credit enhancement facilities provided to the conduits.

			Total assets held by Firm-	Commercial paper
December 31, 2010 (in billions)	Loans	Other assets	administered multi-seller conduits	issued to third parties

Consolidated(a)	$21.1	$0.6	$21.7	$21.6

(a)	The Firm provided certain deal-specific liquidity facilities (primarily asset purchase agreements); program-wide liquidity facilities; and program-wide credit enhancements that were eliminated in consolidation.
Accounting Treatment Prior to January 1, 2010
Prior to January 1, 2010, the Firm had consolidated one of its multi-seller conduits; all other Firm-administered multi-seller conduits were not consolidated in accordance with prior accounting rules. Under prior accounting rules, the party that absorbed the majority of the entity’s expected losses, received a majority of the entity’s residual returns, or both, would consolidate. Each nonconsolidated multi-seller conduit administered by the Firm at December 31, 2009 had issued Expected Loss Notes (“ELNs”), the holders of which were committed to absorbing the majority of the expected loss of each respective conduit. The total amounts of ELNs outstanding for nonconsolidated conduits at December 31, 2009 was  $96 million.
At December 31, 2009, total assets funded and commercial paper issued by Firm-sponsored multi-seller conduits were as follows.

	Total	Commercial
December 31, 2009 (in billions)	assets funded	paper issued

Consolidated	$5.1	$5.1
Non-consolidated(a)	17.8	17.8

(a)	The Firm provided certain deal-specific liquidity facilities (primarily asset purchase agreements) of $24.2 billion. Additionally, the Firm provided program-wide liquidity facilities of $13.0 billion and program-wide credit enhancements of $2.0 billion.
The Firm’s maximum exposure to loss on nonconsolidated Firm-administered multi-seller conduits was  $24.8 billion at December 31, 2009. The maximum exposure to loss, calculated separately for each multi-seller conduit, included the Firm’s exposure to both deal-specific liquidity facilities and program wide credit enhancements. For purposes of calculating maximum exposure to loss, Firm-provided program-wide credit enhancement was limited to deal-specific liquidity facilities provided to third parties.
VIEs associated with investor intermediation activities
As a financial intermediary, the Firm creates certain types of VIEs and also structures transactions, typically using derivatives, with these VIEs to meet investor needs. The Firm may also provide liquidity and other support. The risks inherent in the derivative instruments or liquidity commitments are managed similarly to other credit, market or liquidity risks to which the Firm is exposed. The principal types of VIEs for which the Firm is engaged in on behalf of clients are municipal bond vehicles, credit-related note vehicles and asset swap vehicles.
Municipal bond vehicles
The Firm has created a series of trusts that provide short-term investors with qualifying tax-exempt investments, and that allow investors in tax-exempt securities to finance their investments at short-term tax-exempt rates. In a typical transaction, the vehicle purchases fixed-rate longer-term highly rated municipal bonds and funds the purchase by issuing two types of securities: (1) putable floating-rate certificates and (2) inverse floating-rate residual interests (“residual interests”). The maturity of each of the putable floating-rate certificates and the residual interests is equal to the life of the vehicle, while the maturity of the underlying municipal bonds is longer. Holders of the putable floating-rate certificates may “put,” or tender, the certificates if the remarketing agent cannot successfully remarket the floating-rate certificates to another investor. A liquidity facility conditionally obligates the liquidity provider to fund the purchase of the tendered floating-rate certificates. If funded, the liquidity facility would be repaid by the proceeds from the sale of the underlying municipal bonds upon termination of the vehicle. In certain transactions, if the proceeds from the sale of the underlying municipal bonds are not sufficient to repay the liquidity facility, the liquidity provider has recourse to the residual interest holders for reimbursement.
The holders of the residual interests in these vehicles could experience losses if the face amount of the putable floating-rate certificates exceeds the market value of the municipal bonds upon termination of the vehicle. Certain vehicles require a smaller initial investment by the residual interest holders and thus do not result in excess collateralization. For these vehicles there exists a reimbursement obligation which requires the residual interest holders to post, during the life of the vehicle, additional collateral to the Firm, as liquidity provider, on a daily basis should the market value of the municipal bonds decline.
JPMorgan Chase Bank, N.A. often serves as the sole liquidity provider, and J.P. Morgan Securities LLC as remarketing agent, of the putable floating-rate certificates. The liquidity provider’s obligation to perform is conditional and is limited by certain termination events, which include bankruptcy or failure to pay by the municipal bond issuer or credit enhancement provider, an event of taxability on the municipal bonds or the immediate downgrade of the municipal bond to below investment grade. A downgrade of JPMorgan Chase Bank, N.A.’s short-term rating does not affect the Firm’s obligation under the liquidity facility. However, in the event of a downgrade in the Firm’s credit ratings, holders of the putable floating-rate certificates supported by those liquidity facility commitments might choose to sell their instruments, which could increase the likelihood that the liquidity commitments could be drawn. In vehicles in which third-party investors own the residual interests, in addition to the termination events, the Firm’s exposure as liquidity provider is further limited by the high credit quality of the underlying municipal bonds, the excess collateralization in the vehicle or in certain transactions the reimbursement agreements with the residual interest holders.
As remarketing agent, the Firm may hold putable floating-rate certificates of the municipal bond vehicles. At December 31, 2010 and 2009, respectively, the Firm held  $248 million and  $72 million of these certificates on its Consolidated Balance Sheets. The largest amount held by the Firm at any time during 2010 was  $796 million, or 6%, of the municipal bond vehicles’ aggregate outstanding putable floating-rate certificates. The Firm did not have and continues not to have any intent to protect any residual interest holder from potential losses on any of the municipal bond holdings.
The long-term credit ratings of the putable floating-rate certificates are directly related to the credit ratings of the underlying municipal bonds, and to the credit rating of any insurer of the underlying municipal bond. A downgrade of a bond insurer would result in a downgrade of the insured municipal bonds, which would affect the rating of the putable floating-rate certificates. This could cause demand for these certificates by investors to decline or disappear, as putable floating-rate certificate holders typically require an “AA-” bond rating. At December 31, 2010 and 2009, 96% and 98%, respectively, of the municipal bonds held by vehicles for which the Firm served as liquidity provider were rated “AA-” or better, based on either the rating of the underlying municipal bond itself or the bond rating including any credit enhancement. At December 31, 2010 and 2009,  $3.4 billion and  $2.3 billion, respectively, of the bonds were insured by monoline bond insurers.
The Firm consolidates municipal bond vehicles if it owns the residual interest. The residual interest generally allows the owner to make decisions that significantly impact the economic performance of the municipal bond vehicle, primarily by directing the sale of the municipal bonds owned by the vehicle. In addition, the residual interest owners have the right to receive benefits and bear losses that could potentially be significant to the municipal bond vehicle. The Firm does not consolidate municipal bond vehicles if it does not own the residual interests, since the Firm does not have the power to make decisions that significantly impact the economic performance of the municipal bond vehicle.
The Firm’s exposure to nonconsolidated municipal bond VIEs at December 31, 2010 and 2009, including the ratings profile of the VIEs’ assets, was as follows.

	Fair value of assets			Maximum
December 31, (in billions)	held by VIEs	Liquidity facilities(b)	Excess/(deficit)(c)	exposure

Nonconsolidated municipal bond vehicles(a)
2010	$13.7	$8.8	$4.9	$8.8
2009	13.2	8.4	4.8	8.4

	Ratings profile of VIE assets (d)
						Fair	Wt. avg.
December 31,	Investment-grade				Noninvestment-grade	value of	expected life
(in billions, except where	AAA	AA+	A+	BBB	BB+	assets held	of assets
otherwise noted)	to AAA-	to AA-	to A-	to BBB-	and below	by VIEs	(years)

Nonconsolidated municipal bond vehicles(a)
2010	$1.9	$11.2	$0.6	$—	$—	$13.7	15.5
2009	1.6	11.4	0.2	—	—	13.2	10.1

(a)	Excluded $4.6 billion and $2.8 billion, as of December 31, 2010 and 2009, respectively, which were consolidated due to the Firm owning the residual interests.

(b)	The Firm may serve as credit enhancement provider to municipal bond vehicles in which it serves as liquidity provider. The Firm provided insurance on underlying municipal bonds, in the form of letters of credit, of $10 million at both December 31, 2010 and 2009.

(c)	Represents the excess/(deficit) of the fair values of municipal bond assets available to repay the liquidity facilities, if drawn.

(d)	The ratings scale is based on the Firm’s internal risk ratings and is presented on an S&P-equivalent basis.

Credit-related note vehicles
The Firm structures transactions with credit-related note vehicles in which the VIE purchases highly rated assets, such as asset-backed securities, and enters into a credit derivative contract with the Firm to obtain exposure to a referenced credit which the VIE otherwise does not hold. The VIE then issues credit-linked notes (“CLNs”) with maturities predominantly ranging from one to 10 years in order to transfer the risk of the referenced credit to the VIE’s investors. Clients and investors often prefer using a CLN vehicle since the CLNs issued by the VIE generally carry a higher credit rating than such notes would if issued directly by JPMorgan Chase. The Firm’s exposure to the CLN vehicles is generally limited to its rights and obligations under the credit derivative contract with the VIE, as the Firm does not provide any additional contractual financial support to the VIE. In addition, the Firm has not historically provided any financial support to the CLN vehicles over and above its contractual obligations. Accordingly, the Firm typically does not consolidate the CLN vehicles. As a derivative counterparty in a credit-related note structure, the Firm has a senior claim on the collateral of the VIE and reports such derivatives on its balance sheet at fair value. The collateral purchased by such VIEs is largely investment-grade, with a significant amount being rated “AAA.” The Firm divides its credit-related note structures broadly into two types: static and managed.
In a static credit-related note structure, the CLNs and associated credit derivative contract either reference a single credit (e.g., a multi-national corporation), or all or part of a fixed portfolio of credits. The Firm generally buys protection from the VIE under the credit derivative. In a managed credit-related note structure, the CLNs and associated credit derivative generally reference all or part of an actively managed portfolio of credits. An agreement exists between a portfolio manager and the VIE that gives the portfolio manager the ability to substitute each referenced credit in the portfolio for an alternative credit. By participating in a structure where a portfolio manager has the ability to substitute credits within pre-agreed terms, the investors who own the CLNs seek to reduce the risk that any single credit in the portfolio will default. The Firm does not act as portfolio manager; its involvement with the VIE is generally limited to being a derivative counterparty. As a net buyer of credit protection, in both static and managed credit-related note structures, the Firm pays a premium to the VIE in return for the receipt of a payment (up to the notional of the derivative) if one or more of the credits within the portfolio defaults, or if the losses resulting from the default of reference credits exceed specified levels. Since each CLN is established to the specifications of the investors, the investors have the power over the activities of that VIE that most significantly affect the performance of the CLN. Accordingly, the Firm does not generally consolidate these credit-related note entities. Furthermore, the Firm does not have a variable interest that could potentially be significant. As a derivative counterparty, the Firm has a senior claim on the collateral of the VIE and reports such derivatives on its balance sheet at fair value. Substantially all of the assets purchased by such VIEs are investment-grade.
Exposure to nonconsolidated credit-related note VIEs at December 31, 2010 and 2009, was as follows.

				Par value of
	Net derivative	Trading	Total	collateral
December 31, 2010 (in billions)	receivables	assets(b)	exposure(c)	held by VIEs(d)

Credit-related notes(a)
Static structure	$1.0	$—	$1.0	$9.5
Managed structure	2.8	—	2.8	10.7

Total	$3.8	$—	$3.8	$20.2

				Par value of
	Net derivative	Trading	Total	collateral
December 31, 2009 (in billions)	receivables	assets(b)	exposure(c)	held by VIEs(d)

Credit-related notes(a)
Static structure	$1.9	$0.7	$2.6	$10.8
Managed structure	5.0	0.6	5.6	15.2

Total	$6.9	$1.3	$8.2	$26.0

(a)	Excluded collateral with a fair value of $142 million and $855 million at December 31, 2010 and 2009, respectively, which was consolidated, as the Firm, in its role as secondary market-maker, held a majority of the issued credit-related notes of certain vehicles.

(b)	Trading assets principally comprise notes issued by VIEs, which from time to time are held as part of the termination of a deal or to support limited market-making.

(c)	On–balance sheet exposure that includes net derivative receivables and trading assets – debt and equity instruments.

(d)	The Firm’s maximum exposure arises through the derivatives executed with the VIEs; the exposure varies over time with changes in the fair value of the derivatives. The Firm relies on the collateral held by the VIEs to pay any amounts due under the derivatives; the vehicles are structured at inception so that the par value of the collateral is expected to be sufficient to pay amounts due under the derivative contracts.
Asset swap vehicles
The Firm structures and executes transactions with asset swap vehicles on behalf of investors. In such transactions, the VIE purchases a specific asset or assets and then enters into a derivative with the Firm in order to tailor the interest rate or foreign exchange currency risk, or both, according to investors’ requirements. Generally, the assets are held by the VIE to maturity, and the tenor of the derivatives would match the maturity of the assets. Investors typically invest in the notes issued by such VIEs in order to obtain exposure to the credit risk of the specific assets, as well as exposure to foreign exchange and interest rate risk that is tailored to their specific needs. The derivative transaction between the Firm and the VIE may include currency swaps to hedge assets held by the VIE denominated in foreign currency into the investors’ local currency or interest rate swaps to hedge the interest rate risk of assets held by the VIE; to add additional interest rate exposure into the VIE in order to increase the return on the issued notes; or to convert an interest-bearing asset into a zero-coupon bond.
The Firm’s exposure to asset swap vehicles is generally limited to its rights and obligations under the interest rate and/or foreign exchange derivative contracts. The Firm historically has not provided any financial support to the asset swap vehicles over and above its contractual obligations. The Firm does not generally consolidate these asset swap vehicles, since the Firm does not have the power to direct the significant activities of these entities and does not have a variable interest that could potentially be significant. As a derivative counterparty, the Firm has a senior claim on the collateral of the VIE and reports such derivatives on its balance sheet at fair value. Substantially all of the assets purchased by such VIEs are investment-grade.
Exposure to nonconsolidated asset swap VIEs at December 31, 2010 and 2009, was as follows.

	Net derivative	Trading	Total	Par value of collateral
December 31, (in billions)	receivables	assets(b)	exposure(c)	held by VIEs(d)

2010(a)	$0.3	$—	$0.3	$7.6
2009(a)	0.1	—	0.1	10.2

(a)	Excluded the fair value of collateral of zero and $623 million at December 31, 2010 and 2009, respectively, which was consolidated as the Firm, in its role as secondary market-maker, held a majority of the issued notes of certain vehicles.

(b)	Trading assets principally comprise notes issued by VIEs, which from time to time are held as part of the termination of a deal or to support limited market-making.

(c)	On–balance sheet exposure that includes net derivative receivables and trading assets – debt and equity instruments.

(d)	The Firm’s maximum exposure arises through the derivatives executed with the VIEs; the exposure varies over time with changes in the fair value of the derivatives. The Firm relies upon the collateral held by the VIEs to pay any amounts due under the derivatives; the vehicles are structured at inception so that the par value of the collateral is expected to be sufficient to pay amounts due under the derivative contracts.
VIEs sponsored by third parties
Investment in a third-party credit card securitization trust
The Firm holds two interests in a third-party-sponsored VIE, which is a credit card securitization trust that owns credit card receivables issued by a national retailer. The Firm is not the primary beneficiary of the trust, as the Firm does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. The first note is structured so that the principal amount can float up to 47% of the principal amount of the receivables held by the trust, not to exceed  $4.2 billion. The Firm accounts for its investment at fair value within AFS securities. At December 31, 2010 and 2009, the amortized cost of the note was  $3.0 billion and  $3.5 billion, respectively, and the fair value was  $3.1 billion and  $3.5 billion, respectively. The Firm accounts for its other interest with the trust, which is not subject to the limits noted above, as a loan at amortized cost. This senior loan had an amortized cost and fair value of approximately  $1.0 billion at both December 31, 2010 and 2009. For more information on AFS securities and loans, see Notes 12 and 14 on pages 214–218 and 220–238, respectively, of this Annual Report.
VIE used in FRBNY transaction
In conjunction with the Bear Stearns merger, in June 2008, the Federal Reserve Bank of New York (“FRBNY”) took control, through an LLC formed for this purpose, of a portfolio of  $30.0 billion in assets, based on the value of the portfolio as of March 14, 2008. The assets of the LLC were funded by a  $28.85 billion term loan from the FRBNY and a  $1.15 billion subordinated loan from JPMorgan Chase. The JPMorgan Chase loan is subordinated to the FRBNY loan and will bear the first  $1.15 billion of any losses of the portfolio. Any remaining assets in the portfolio after repayment of the FRBNY loan, repayment of the JPMorgan Chase loan and the expense of the LLC will be for the account of the FRBNY. The extent to which the FRBNY and JPMorgan Chase loans will be repaid will depend on the value of the assets in the portfolio and the liquidation strategy directed by the FRBNY. The Firm does not consolidate the LLC, as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. Prior to January 1, 2010, the Firm did not consolidate the LLC in accordance with the accounting treatment under prior consolidation accounting guidance since it did not have the obligation to absorb the majority of the vehicle’s expected losses, receive a majority of the vehicle’s residual returns, or both.
Other VIEs sponsored by third parties
The Firm enters into transactions with VIEs structured by other parties. These include, for example, acting as a derivative counterparty, liquidity provider, investor, underwriter, placement agent, trustee or custodian. These transactions are conducted at arm’s length, and individual credit decisions are based on the analysis of the specific VIE, taking into consideration the quality of the underlying assets. Where the Firm does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, or a variable interest that could potentially be significant, the Firm records and reports these positions on its Consolidated Balance Sheets similarly to the way it would record and report positions in respect of any other third-party transaction.

Consolidated VIE assets and liabilities
The following table presents information on assets and liabilities related to VIEs that are consolidated by the Firm as of December 31, 2010 and 2009.

	Assets				Liabilities
	Trading assets –				Beneficial
December 31, 2010	debt and equity			Total	interests in
(in billions)	instruments	Loans	Other(a)	assets(b)	VIE assets(c)	Other(d)	Total liabilities

VIE program type
Firm-sponsored credit card trusts	$—	$67.2	$1.3	$68.5	$44.3	$—	$44.3
Firm-administered multi-seller conduits	—	21.1	0.6	21.7	21.6	0.1	21.7
Mortgage securitization entities	1.8	2.9	—	4.7	2.4	1.6	4.0
Other	8.0	4.4	1.6	14.0	9.3	0.3	9.6

Total	$9.8	$95.6	$3.5	$108.9	$77.6	$2.0	$79.6

	Assets				Liabilities
	Trading assets –				Beneficial
December 31, 2009	debt and equity			Total	interests in
(in billions)	instruments	Loans	Other(a)	assets(b)	VIE assets(c)	Other(d)	Total liabilities

VIE program type
Firm-sponsored credit card trusts(e)	$—	$6.1	$0.8	$6.9	$3.9	$—	$3.9
Firm-administered multi-seller conduits	—	2.2	2.9	5.1	4.8	—	4.8
Mortgage securitization entities	—	—	—	—	—	—	—
Other	6.4	4.7	1.3	12.4	6.5	2.2	8.7

Total	$6.4	$13.0	$5.0	$24.4	$15.2	$2.2	$17.4

(a)	Included assets classified as cash, resale agreements, derivative receivables, available-for-sale, and other assets within the Consolidated Balance Sheets.

(b)	The assets of the consolidated VIEs included in the program types above are used to settle the liabilities of those entities. The difference between total assets and total liabilities recognized for consolidated VIEs represents the Firm’s interest in the consolidated VIEs for each program type.

(c)	The interest-bearing beneficial interest liabilities issued by consolidated VIEs are classified in the line item on the Consolidated Balance Sheets titled, “Beneficial interests issued by consolidated variable interest entities.” The holders of these beneficial interests do not have recourse to the general credit of JPMorgan Chase. Included in beneficial interests in VIE assets are long-term beneficial interests of $52.6 billion and $10.4 billion at December 31, 2010 and 2009, respectively. The maturities of the long-term beneficial interests as of December 31, 2010, were as follows: $13.9 billion under one year, $29.0 billion between one and five years, and $9.7 billion over five years.

(d)	Included liabilities predominately classified as other liabilities as of December 31, 2010, and predominately classified as other liabilities and other borrowed funds as of December 31, 2009.

(e)	Includes the receivables and related liabilities of the WMMT. For further discussion, see page 246 of this Note.
Supplemental information on loan securitizations
For loan securitizations in which the Firm is not required to consolidate the trust, the Firm records the transfer of the loan receivable to the trust as a sale when the accounting criteria for a sale are met. Those criteria are: (1) the transferred financial assets are legally isolated from the Firm’s creditors; (2) the transferee or beneficial interest holder can pledge or exchange the transferred financial assets; and (3) the Firm does not maintain effective control over the transferred financial assets (e.g., the Firm cannot repurchase the transferred assets before their maturity and it does not have the ability to unilaterally cause the holder to return the transferred assets).
For loan securitizations accounted for as a sale, the Firm recognizes a gain or loss based on the difference between the value of proceeds received (including cash, beneficial interests, or servicing assets received) and the carrying value of the assets sold. Gains and losses on securitizations are reported in noninterest revenue. The value of the proceeds received is determined under the Firm’s valuation policies described in Note 3 on pages 170–187 of this Annual Report.

The accounting for retained interests is dependent upon several factors, including the form and economic characteristics of the retained interest. Interests retained by IB are classified as trading assets. Interests retained in other business segments, including RFS, Card and Corporate Treasury, may be classified as AFS securities or trading assets. See Note 12 on pages 214–218 of this Annual Report for more information on AFS securities.
Securitization activity
The following tables provide information related to the Firm’s securitization activities for the years ended December 31, 2010, 2009 and 2008, related to assets held in JPMorgan Chase–sponsored securitization entities that were not consolidated by the Firm for the periods presented. For the years ended December 31, 2009 and 2008, there were no residential mortgage loans that were securitized, and there were no cash flows from the Firm to the SPEs related to recourse or guarantee arrangements. Effective January 1, 2010, all of the Firm-sponsored credit card, student loan and auto securitization trusts were consolidated as a result of the accounting guidance related to VIEs and, accordingly, are not included in the securitization activity tables below for the year ended December 31, 2010.

Year ended December 31, 2010	Residential mortgage			Commercial
(in millions, except rates)	Prime(f)(h)	Subprime	Option ARMs	and other

Principal securitized	$35	$—	$—	$2,237
Pretax gains	—	—	—	— (g)

All cash flows during the period(a)
Proceeds from new securitizations(b)	$36	$—	$—	$2,369
Servicing fees collected	311	209	448	4
Other cash flows received	—	—	—	—
Proceeds from collections reinvested in revolving securitizations	—	—	—	—
Purchases of previously transferred financial assets (or the underlying collateral)(c)	211	109	1	—
Cash flows received on the interests that continue to be held by the Firm(d)	288	26	5	143

Key assumptions used to measure retained interests originated during the year (rates per annum)
Prepayment rate(e)	—			100%
				CPR

Weighted-average life (in years)	—			7.1
Expected credit losses	—			—%
Discount rate	—			7.7%

Year ended December 31, 2009		Residential mortgage			Commercial
(in millions, except rates)	Credit card	Prime(f)	Subprime	Option ARMs	and other	Student	Auto

Principal securitized	$26,538	$—	$—	$—	$500	$—	$—
Pretax gains	22	—	—	—	— (g)	—	—

All cash flows during the period(a)
Proceeds from new securitizations(b)	$26,538	$—	$—	$—	$542	$—	$—
Servicing fees collected	1,251	432	185	494	11	3	4
Other cash flows received	5,000	7	4	—	—	—	—
Proceeds from collections reinvested in revolving securitizations	161,428	—	—	—	—	—	—
Purchases of previously transferred financial assets (or the underlying collateral)(c)	—	136	—	29	—	—	249
Cash flows received on the interests that continue to be held by the Firm(d)	261	475	25	38	109	7	4

Key assumptions used to measure retained interests originated during the year (rates per annum)
Prepayment rate(e)	16.7%				100%
	PPR				CPY

Weighted-average life (in years)	0.5				9.0
Expected credit losses	8.9%				—%
Discount rate	16.0%				10.7%

Year ended December 31, 2008		Residential mortgage			Commercial
(in millions, except rates)	Credit card	Prime(f)	Subprime	Option ARMs	and other	Student	Auto

Principal securitized	$21,390	$—	$—	$—	$1,023	$—	$—
Pretax gains	151	—	—	—	— (g)	—	—

All cash flows during the period(a)
Proceeds from new securitizations(b)	$21,389	$—	$—	$—	$989	$—	$—
Servicing fees collected	1,162	279	146	129	11	4	15
Other cash flows received	4,985	23	16	—	—	—	—
Proceeds from collections reinvested in revolving securitizations	152,399	—	—	—	—	—	—
Purchases of previously transferred financial assets (or the underlying collateral)(c)	—	217	13	6	—	—	359
Cash flows received on the interests that continue to be held by the Firm(d)	117	267	23	53	455	—	43

Key assumptions used to measure retained interests originated during the year (rates per annum)
Prepayment rate(e)	19.1%				1.5%
	PPR				CPR

Weighted-average life (in years)	0.4				2.1
Expected credit losses	4.6%				1.5%
Discount rate	12.5%				25.0%

(a)	Excludes loan sales for which the Firm did not securitize (including loans sold to U.S. government agencies).

(b)	Includes $36 million of proceeds from prime mortgage securitizations received as securities in 2010, $2.4 billion, $542 million, and $989 million from new securitizations of commercial and other in 2010, 2009 and 2008, respectively, and $12.8 billion and $5.5 billion from credit card in 2009 and 2008, respectively. These securities were primarily classified as level 2 of the fair value measurement hierarchy.

(c)	Includes cash paid by the Firm to reacquire assets from the off–balance sheet, nonconsolidated entities – for example, servicer clean-up calls.

(d)	Includes cash flows received on retained interests – including, for example, principal repayments and interest payments.

(e)	PPR: principal payment rate; CPR: constant prepayment rate; CPY: constant prepayment yield.

(f)	Includes Alt-A loans and re-securitization transactions.

(g)	The Firm elected the fair value option for loans pending securitization. The carrying value of these loans accounted for at fair value approximated the proceeds received from securitization.

(h)	There were no retained interests held in the residential mortgage securitization completed in 2010.

Loans sold to U.S. government agencies and other third-party sponsored securitization entities
In addition to the amounts reported in the securitization activity tables above, the Firm, in the normal course of business, sells originated and purchased mortgage loans, predominantly to U.S. government agencies. These loans are sold primarily for the purpose of securitization by U.S. government agencies, which also provide credit enhancement of the loans through certain guarantee provisions. In connection with these loan sales, the Firm makes certain representations and warranties. For additional information about the Firm’s loan sale- and securitization-related indemnifications, see Note 30 on pages 275–280 of this Annual Report.
The Firm generally retains the right to service the mortgage loans in accordance with the respective servicing guidelines and standards, and records a servicing asset at the time of sale.
The following table summarizes these loan sale activities.

Year ended December 31,
(in millions)	2010	2009	2008

Carrying value of loans sold(a)(b)	$156,615	$154,571	$132,111
Proceeds received from loan sales as cash	3,887	1,702	7,112
Proceeds received from loan sales as securities(c)	149,786	149,343	121,947

Total proceeds received from loan sales	$153,673	$151,045	$129,059
Gains on loan sales	212	89	30

(a)	Predominantly to U.S. government agencies.

(b)	MSRs were excluded from the above table. See Note 17 on pages 260–263 of this Annual Report for further information on originated MSRs.

(c)	Predominantly includes securities from U.S. government agencies that are generally sold shortly after receipt.
The Firm has the option to repurchase certain loans sold to U.S. government agencies (predominantly loans securitized in Ginnie Mae pools) if they reach certain delinquency triggers. Once the delinquency trigger has been met, regardless of whether the repurchase option has been exercised, the Firm recognizes the loan on the Consolidated Balance Sheet. The Firm also recognizes an offsetting liability in accounts payable and other liabilities for any loans subject to the repurchase option, but for which the option to repurchase has not been exercised. As of December 31, 2010 and 2009, loans repurchased or with the option to repurchase were  $13.0 billion and  $10.8 billion, respectively. Additionally, real estate owned resulting from repurchases of loans sold to U.S. government agencies was  $1.9 billion and  $579 million as of December 31, 2010 and 2009, respectively. Substantially all of these loans and real estate continue to be insured or guaranteed by U.S. government agencies and, where applicable, reimbursement is proceeding normally.
JPMorgan Chase’s interests in Firm-sponsored securitized assets
The following table summarizes the Firm’s interests in Firm-sponsored non-consolidated securitizations, which are carried at fair value on the Firm’s Consolidated Balance Sheets at December 31, 2010 and 2009. The risk ratings are periodically reassessed as information becomes available. As of December 31, 2010 and 2009, 66% and 76%, respectively, of the Firm’s retained securitization interests in Firm-sponsored securitizations were risk-rated “A” or better.

	Ratings profile of interests held(b)(c)(d)
	2010			2009
	Investment-	Noninvestment-	Retained	Investment-	Noninvestment-	Retained
December 31, (in billions)	grade	grade	interests	grade	grade	interests(e)

Asset types
Residential mortgage:
Prime(a)	$0.2	$0.5	$0.7	$0.7	$0.4	$1.1
Subprime	—	—	—	—	—	—
Option ARMs	—	—	—	0.1	—	0.1
Commercial and other	2.6	0.3	2.9	2.2	0.2	2.4

Total	$2.8	$0.8	$3.6	$3.0	$0.6	$3.6

(a)	Includes retained interests in Alt-A loans and re-securitization transactions.

(b)	The ratings scale is presented on an S&P-equivalent basis.

(c)	Includes $315 million and $139 million of investments acquired in the secondary market, but predominantly held for investment purposes, as of December 31, 2010 and 2009, respectively. Of this amount, $276 million and $108 million is classified as investment-grade as of December 31, 2010 and 2009, respectively.

(d)	Excludes senior and subordinated securities of $200 million and $875 million at December 31, 2010 and 2009, respectively, which the Firm purchased in connection with IB’s secondary market-making activities.

(e)	Excludes $49 million of retained interests in student loans at December 31, 2009.

The table below outlines the key economic assumptions used to determine the fair value as of December 31, 2010 and 2009, of certain of the Firm’s retained interests in nonconsolidated Firm-sponsored securitizations, other than MSRs, that are valued using modeling techniques. The table below also outlines the sensitivities of those fair values to immediate 10% and 20% adverse changes in assumptions used to determine fair value. For a discussion of MSRs, see Note 17 on pages 260–263 of this Annual Report.

December 31, 2010	Residential mortgage			Commercial
(in millions, except rates and where otherwise noted)	Prime(b)	Subprime	Option ARMs	and other(g)

JPMorgan Chase interests in securitized assets(a)(c)	$708	$14	$29	$2,906

Weighted-average life (in years)	5.5	6.6	7.7	3.3

Weighted-average constant prepayment rate(d)	7.9%	5.7%	8.4%	—%
	CPR	CPR	CPR	CPR
Impact of 10% adverse change	$(15)	$—	$—	$—
Impact of 20% adverse change	(27)	(1)	(1)	—

Weighted-average loss assumption	5.2%	16.2%	30.0%	2.1%

Impact of 10% adverse change	$(12)	$(1)	$—	$(76)
Impact of 20% adverse change	(21)	(2)	(1)	(151)

Weighted-average discount rate	11.6%	10.7%	6.3%	16.4%
Impact of 10% adverse change	$(26)	$—	$(1)	$(69)
Impact of 20% adverse change	(47)	(1)	(2)	(134)

December 31, 2009
(in millions, except rates and where		Residential mortgage			Commercial
otherwise noted)	Credit card(e)	Prime(b)	Subprime	Option ARMs	and other(g)	Student		Auto

JPMorgan Chase interests in securitized assets(c)	$4,016	$1,143	$27	$113	$2,361	$51		$9

Weighted-average life (in years)	0.6	8.3	4.3	5.1	3.5	8.1		0.6

Weighted-average constant prepayment rate(d)	14.3%	4.9%	21.8%	15.7%	—%	5.0%		1.4%
	PPR	CPR	CPR	CPR	CPR	CPR		ABS
Impact of 10% adverse change	$(1)	$(15)	$(2)	$—	$—	$(1)		$—
Impact of 20% adverse change	(2)	(31)	(3)	(1)	—	(2)		(1)

Weighted-average loss assumption	6.8%	3.2%	2.7%	0.7%	1.4%	—	%(f)	0.8%

Impact of 10% adverse change	$(1)	$(15)	$(4)	$—	$(41)	$—		$—
Impact of 20% adverse change	(3)	(29)	(7)	—	(100)	—		—

Weighted-average discount rate	12.0%	11.4%	23.2%	5.4%	12.5%	9.0%		2.8%
Impact of 10% adverse change	$(10)	$(41)	$(2)	$(1)	$(72)	$(2)		$—
Impact of 20% adverse change	(20)	(82)	(4)	(3)	(139)	(4)		—

(a)	Effective January 1, 2010, all of the Firm-sponsored credit card, student loan and auto securitization trusts were consolidated as a result of the accounting guidance related to VIEs and, accordingly, are not included in the table above for the year ended December 31, 2010.

(b)	Includes retained interests in Alt-A and re-securitization transactions.

(c)	Includes certain investments acquired in the secondary market but predominantly held for investment purposes.

(d)	PPR: principal payment rate; ABS: absolute prepayment speed; CPR: constant prepayment rate.

(e)	Excludes the Firm’s retained senior and subordinated AFS securities in its credit card securitization trusts, which are discussed on pages 245–246 of this Note.

(f)	Expected losses for student loans securitizations are minimal and are incorporated into other assumptions.

(g)	The anticipated credit losses, including expected static pool losses, are immaterial for the Firm’s retained interests on commercial and other securitizations that had occurred during 2010, 2009 and 2008.
The sensitivity analysis in the preceding table is hypothetical. Changes in fair value based on a 10% or 20% variation in assumptions generally cannot be extrapolated easily, because the relationship of the change in the assumptions to the change in fair value may not be linear. Also, in the table, the effect that a change in a particular assumption may have on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might counteract or magnify the sensitivities. The above sensitivities also do not reflect risk management practices the Firm may undertake to mitigate such risks.

Loan delinquencies and net charge-offs
The table below includes information about delinquencies, net charge-offs and components of off–balance sheet securitized financial assets as of December 31, 2010 and 2009.

			90 days past due
As of or for the year ended	Credit exposure		and still accruing		Nonaccrual loans		Net loan charge-offs(d)
December 31, (in millions)	2010	2009	2010	2009	2010	2009	2010	2009

Securitized loans(a)
Residential mortgage:
Prime mortgage(b)	$143,764	$171,547	$—	$—	$33,093	$33,838	$6,257	$9,333
Subprime mortgage	40,721	47,261	—	—	15,456	19,505	3,598	7,123
Option ARMs	35,786	41,983	—	—	10,788	10,973	2,305	2,287
Commercial and other	106,245	24,799	—	—	5,791	1,244	618	15
Credit card	NA	84,626	NA	2,385	NA	—	NA	6,443
Student	NA	1,008	NA	64	NA	—	NA	1
Automobile	NA	218	NA	—	NA	1	NA	4

Total loans securitized(c)	$326,516	$371,442	$—	$2,449	$65,128	$65,561	$12,778	$25,206

(a)	Total assets held in securitization-related SPEs, including credit card securitization trusts, were $391.1 billion and $545.2 billion at December 31, 2010 and 2009, respectively. The $326.5 billion and $371.4 billion of loans securitized at December 31, 2010 and 2009, respectively, excludes: $56.0 billion and $145.0 billion of securitized loans in which the Firm has no continuing involvement, zero and $16.7 billion of seller’s interests in credit card master trusts, zero and $8.3 billion of cash amounts on deposit and escrow accounts, and $8.6 billion and $3.8 billion of loan securitizations consolidated on the Firm’s Consolidated Balance Sheets at December 31, 2010 and 2009, respectively.

(b)	Includes Alt-A loans.

(c)	Includes securitized loans that were previously recorded at fair value and classified as trading assets.

(d)	Net charge-offs represent losses realized upon liquidation of the assets held by off–balance sheet securitization entities.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and other intangible assets
Note 17 – Goodwill and other intangible assets
Goodwill and other intangible assets consist of the following.

December 31, (in millions)	2010	2009	2008

Goodwill	$48,854	$48,357	$48,027
Mortgage servicing rights	13,649	15,531	9,403

Other intangible assets
Purchased credit card relationships	$897	$1,246	$1,649
Other credit card–related intangibles	593	691	743
Core deposit intangibles	879	1,207	1,597
Other intangibles	1,670	1,477	1,592

Total other intangible assets	$4,039	$4,621	$5,581

Goodwill
Goodwill is recorded upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired. Subsequent to initial recognition, goodwill is not amortized but is tested for impairment during the fourth quarter of each fiscal year, or more often if events or circumstances, such as adverse changes in the business climate, indicate there may be impairment.
The goodwill associated with each business combination is allocated to the related reporting units, which are determined based on how the Firm’s businesses are managed and how they are reviewed by the Firm’s Operating Committee. The following table presents goodwill attributed to the business segments.

December 31, (in millions)	2010	2009	2008

Investment Bank	$5,278	$4,959	$4,765
Retail Financial Services	16,496	16,514	16,210
Card Services & Auto	14,522	14,451	14,607
Commercial Banking	2,866	2,868	2,870
Treasury & Securities Services	1,680	1,667	1,633
Asset Management	7,635	7,521	7,565
Corporate/Private Equity	377	377	377

Total goodwill	$48,854	$48,357	$48,027

The following table presents changes in the carrying amount of goodwill.

Year ended December 31, (in millions)	2010	2009	2008

Beginning balance at January 1,(a):	$48,357	$48,027	$45,270
Changes from:
Business combinations	556	271	2,481
Dispositions	(19)	—	(38)
Other(b)	(40)	59	314

Balance at December 31,(a)	$48,854	$48,357	$48,027

(a)	Reflects gross goodwill balances as the Firm has not recognized any impairment losses to date.

(b)	Includes foreign currency translation adjustments and other tax-related adjustments.
The increase in goodwill during 2010 was largely due to the acquisition of the RBS Sempra Commodities business in IB, and the purchase of a majority interest in Gávea Investimentos, a leading alternative asset management company in Brazil, by AM. The increase in goodwill during 2009 was primarily due to final purchase accounting adjustments related to the Bear Stearns merger and the acquisition of a commodities business (each primarily allocated to IB), and foreign currency translation adjustments related to the Firm’s credit card business, partially offset by accounting adjustments associated with the Bear Stearns and Bank One mergers. The increase in goodwill during 2008 was primarily due to the dissolution of the Chase Paymentech Solutions joint venture (allocated to Card), the merger with Bear Stearns, the purchase of an additional equity interest in Highbridge and tax-related purchase accounting adjustments associated with the Bank One merger (which were primarily attributed to IB).
Impairment Testing
Goodwill was not impaired at December 31, 2010 or 2009, nor was any goodwill written off due to impairment during 2010, 2009 or 2008.
The goodwill impairment test is performed in two steps. In the first step, the current fair value of each reporting unit is compared with its carrying value, including goodwill. If the fair value is in excess of the carrying value (including goodwill), then the reporting unit’s goodwill is considered not to be impaired. If the fair value is less than the carrying value (including goodwill), then a second step is performed. In the second step, the implied current fair value of the reporting unit’s goodwill is determined by comparing the fair value of the reporting unit (as determined in step one) to the fair value of the net assets of the reporting unit, as if the reporting unit were being acquired in a business combination. The resulting implied current fair value of goodwill is then compared with the carrying value of the reporting unit’s goodwill. If the carrying value of the goodwill exceeds its implied current fair value, then an impairment charge is recognized for the excess. If the carrying value of goodwill is less than its implied current fair value, then no goodwill impairment is recognized.
The primary method the Firm uses to estimate the fair value of its reporting units is the income approach. The models project cash flows for the forecast period and use the perpetuity growth method to calculate terminal values. These cash flows and terminal values are then discounted using an appropriate discount rate. Projections of cash flows are based on the reporting units’ earnings forecasts, which include the estimated effects of regulatory and legislative changes (including, but not limited to the Dodd-Frank Act, the CARD Act, and limitations on non-sufficient funds and overdraft fees). These forecasts are also reviewed with the Operating Committee of the Firm. The Firm’s cost of equity is determined using the Capital Asset Pricing Model, which is consistent with methodologies and assumptions the Firm uses when advising clients in third party transactions. The discount rate used for each reporting unit represents an estimate of the cost of equity capital for that reporting unit and is determined based on the Firm’s overall cost of equity, as adjusted for the risk characteristics specific to each reporting unit (for example, for higher levels of risk or uncertainty associated with the business or management’s forecasts and assumptions). To assess the reasonableness of the discount rates used for each reporting unit, management compares the discount rate to the estimated cost of equity for publicly traded institutions with similar businesses and risk characteristics. In addition, the weighted average cost of equity (aggregating the various reporting units) is compared with the Firms’ overall cost of equity to ensure reasonableness.
The valuations derived from the discounted cash flow models are then compared with market-based trading and transaction multiples for relevant competitors. Precise conclusions generally can not be drawn from these comparisons due to the differences that naturally exist between the Firm’s businesses and competitor institutions. However, trading and transaction comparables are used as general indicators to assess the general reasonableness of the estimated fair values. Management also takes into consideration a comparison between the aggregate fair value of the Firm’s reporting units and JPMorgan Chase’s market capitalization. In evaluating this comparison, management considers several factors, including (a) a control premium that would exist in a market transaction, (b) factors related to the level of execution risk that would exist at the firm-wide level that do not exist at the reporting unit level and (c) short-term market volatility and other factors that do not directly affect the value of individual reporting units.
While no impairment of goodwill was recognized during 2010, the Firm’s consumer lending businesses in RFS and Card remain at elevated risk of goodwill impairment due to their exposure to U.S. consumer credit risk and the effects of regulatory and legislative changes. The valuation of these businesses is particularly dependent upon economic conditions (including new unemployment claims and home prices), and regulatory and legislative changes that may affect consumer credit card use. The assumptions used in the discounted cash flow model were determined using management’s best estimates. The cost of equity reflected the related risk and uncertainty, and was evaluated in comparison to relevant market peers. Deterioration in these assumptions could cause the estimated fair values of these reporting units and their associated goodwill to decline, which may result in a material impairment charge to earnings in a future period related to some portion of the associated goodwill.
Mortgage servicing rights
Mortgage servicing rights represent the fair value of future cash flows for performing specified mortgage servicing activities (predominantly with respect to residential mortgage) for others. MSRs are either purchased from third parties or retained upon sale or securitization of mortgage loans. Servicing activities include collecting principal, interest, and escrow payments from borrowers; making tax and insurance payments on behalf of borrowers; monitoring delinquencies and executing foreclosure proceedings; and accounting for and remitting principal and interest payments to the investors of the mortgage-backed securities.
JPMorgan Chase made the determination to treat its MSRs as one class of servicing assets based on the availability of market inputs used to measure its MSR asset at fair value and its treatment of MSRs as one aggregate pool for risk management purposes. As permitted by U.S. GAAP, the Firm elected to account for this one class of servicing assets at fair value. The Firm estimates the fair value of MSRs using an option-adjusted spread model (“OAS”), which projects MSR cash flows over multiple interest rate scenarios in conjunction with the Firm’s prepayment model, and then discounts these cash flows at risk-adjusted rates. The model considers portfolio characteristics, contractually specified servicing fees, prepayment assumptions, delinquency rates, late charges, other ancillary revenue and costs to service, and other economic factors. The Firm reassesses and periodically adjusts the underlying inputs and assumptions used in the OAS model to reflect market conditions and assumptions that a market participant would consider in valuing the MSR asset. During 2010 and 2009, the Firm continued to refine its proprietary prepayment model based on a number of market-related factors, including a downward trend in home prices, general tightening of credit underwriting standards and the associated impact on refinancing activity. The Firm compares fair value estimates and assumptions to observable market data where available, and to recent market activity and actual portfolio experience.
The fair value of MSRs is sensitive to changes in interest rates, including their effect on prepayment speeds. JPMorgan Chase uses combinations of derivatives and securities to manage changes in the fair value of MSRs. The intent is to offset any changes in the fair value of MSRs with changes in the fair value of the related risk management instruments. MSRs decrease in value when interest rates decline. Conversely, securities (such as mortgage-backed securities), principal-only certificates and certain derivatives (when the Firm receives fixed-rate interest payments) increase in value when interest rates decline.
The following table summarizes MSR activity for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,
(in millions, except where otherwise noted)	2010	2009	2008

Fair value at beginning of period	$15,531	$9,403	$8,632
MSR activity
Originations of MSRs	3,153	3,615	3,061
Purchase of MSRs	26	2	6,755 (f)
Disposition of MSRs	(407)	(10)	–

Total net additions	2,772	3,607	9,816
Change in valuation due to inputs and assumptions(a)	(2,268)	5,807	(6,933)
Other changes in fair value(b)	(2,386)	(3,286)	(2,112)

Total change in fair value of MSRs(c)	(4,654)	2,521	(9,045)

Fair value at December 31(d)	$13,649	$15,531	$9,403

Change in unrealized gains/ (losses) included in income related to MSRs held at December 31	$(2,268)	$5,807	$(6,933)

Contractual service fees, late fees and other ancillary fees included in income	$4,484	$4,818	$3,353

Third-party mortgage loans serviced at December 31 (in billions)	$976	$1,091	$1,185

Servicer advances, net at December 31 (in billions)(e)	$9.9	$7.7	$5.2

(a)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model. “Total realized/unrealized gains/(losses)” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(b)	Includes changes in MSR value due to modeled servicing portfolio runoff (or time decay). “Purchases, issuances, settlements, net” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(c)	Includes changes related to commercial real estate of $(1) million, $(4) million and $(4) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(d)	Includes $40 million, $41 million and $55 million related to commercial real estate at December 31, 2010, 2009 and 2008, respectively.

(e)	Represents amounts the Firm pays as the servicer (e.g., scheduled principal and interest to a trust, taxes and insurance), which will generally be reimbursed within a short period of time after the advance from future cash flows from the trust or the underlying loans. The Firm’s credit risk associated with these advances is minimal because reimbursement of the advances is senior to all cash payments to investors. In addition, the Firm maintains the right to stop payment if the collateral is insufficient to cover the advance.

(f)	Includes MSRs acquired as a result of the Washington Mutual transaction (of which $59 million related to commercial real estate) and the Bear Stearns merger. For further discussion, see Note 2 on pages 166–170 of this Annual Report.
The following table presents the components of mortgage fees and related income (including the impact of MSR risk management activities) for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,
(in millions)	2010	2009	2008

RFS mortgage fees and related income
Net production revenue:
Production revenue	$3,440	$2,115	$1,150
Repurchase losses	(2,912)	(1,612)	(252)

Net production revenue	$528	$503	$898

Net mortgage servicing revenue
Operating revenue:
Loan servicing revenue	4,575	4,942	3,258
Other changes in MSR asset fair value(a)	(2,384)	(3,279)	(2,052)

Total operating revenue	2,191	1,663	1,206

Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model(b)	(2,268)	5,804	(6,849)
Derivative valuation adjust- ments and other	3,404	(4,176)	8,366

Total risk management	1,136	1,628	1,517

Total RFS net mortgage servicing revenue	3,327	3,291	2,723

All other(c)	15	(116)	(154)

Mortgage fees and related income	$3,870	$3,678	$3,467

(a)	Includes changes in the MSR value due to modeled servicing portfolio runoff (or time decay). “Purchases, issuances, settlements, net” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(b)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model. “Total realized/unrealized gains/(losses)” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(c)	Primarily represents risk management activities performed by the Chief Investment Office (“CIO”) in the Corporate sector.
The table below outlines the key economic assumptions used to determine the fair value of the Firm’s MSRs at December 31, 2010 and 2009; and it outlines the sensitivities of those fair values to immediate adverse changes in those assumptions, as defined below.

Year ended December 31,
(in millions, except rates)	2010	2009

Weighted-average prepayment speed assumption (CPR)	11.29%	11.37%
Impact on fair value of 10% adverse change	$(809)	$(896)
Impact on fair value of 20% adverse change	(1,568)	(1,731)

Weighted-average option adjusted spread	3.94%	4.63%
Impact on fair value of 100 basis points adverse change	$(578)	$(641)
Impact on fair value of 200 basis points adverse change	(1,109)	(1,232)

CPR:	Constant prepayment rate.
The sensitivity analysis in the preceding table is hypothetical and should be used with caution. Changes in fair value based on variation in assumptions generally cannot be easily extrapolated, because the relationship of the change in the assumptions to the change in fair value may not be linear. Also, in this table, the effect that a change in a particular assumption may have on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.
Other intangible assets
Other intangible assets are recorded at their fair value upon completion of a business combination or certain other transactions, and generally represent the value of customer relationships or arrangements. Subsequently, the Firm’s intangible assets with finite lives, including core deposit intangibles, purchased credit card relationships, and other intangible assets, are amortized over their useful lives in a manner that best reflects the economic benefits of the intangible asset. The decrease in other intangible assets during 2010 was predominantly due to amortization, partially offset by an increase resulting from the aforementioned Gávea Investimentos transaction.
The components of credit card relationships, core deposits and other intangible assets were as follows.

	2010			2009
			Net			Net
	Gross	Accumulated	carrying	Gross	Accumulated	carrying
December 31, (in millions)	amount	amortization	value	amount	amortization	value

Purchased credit card relationships	$5,789	$4,892	$897	$5,783	$4,537	$1,246
Other credit card–related intangibles	907	314	593	894	203	691
Core deposit intangibles	4,280	3,401	879	4,280	3,073	1,207
Other intangibles	2,515	845	1,670	2,200	723	1,477

Amortization expense
Intangible assets of approximately  $600 million, consisting primarily of asset management advisory contracts, were determined to have an indefinite life and are not amortized.
The following table presents amortization expense related to credit card relationships, core deposits and all other intangible assets.

Year ended December 31, (in millions)	2010	2009	2008

Purchased credit card relationships	$355	$421	$625
All other intangibles:
Other credit card–related intangibles	111	94	33
Core deposit intangibles	328	390	469
Other intangibles	142	145	136

Total amortization expense	$936	$1,050	$1,263

Future amortization expense
The following table presents estimated future amortization expense related to credit card relationships, core deposits and all other intangible assets at December 31, 2010.

		Other credit
	Purchased credit	card-related	Core deposit	All other
Year ended December 31, (in millions)	card relationships	intangibles	intangibles	intangible assets	Total

2011	$294	$103	$284	$116	$797
2012	254	106	240	111	711
2013	213	103	195	108	619
2014	109	102	100	94	405
2015	23	95	25	76	219

Impairment testing
The Firm’s intangible assets are tested for impairment if events or changes in circumstances indicate that the asset might be impaired, and, for intangible assets with indefinite lives, on an annual basis.
The impairment test for a finite-lived intangible asset compares the undiscounted cash flows associated with the use or disposition of the intangible asset to its carrying value. If the sum of the undiscounted cash flows exceeds its carrying value, then no impairment charge is recorded. If the sum of the undiscounted cash flows is less than its carrying value, then an impairment charge is recognized to the extent the carrying amount of the asset exceeds its fair value.
The impairment test for indefinite-lived intangible assets compares the fair value of the intangible asset to its carrying amount. If the carrying value exceeds the fair value, then an impairment charge is recognized for the difference.

Premises and Equipment	12 Months Ended
Dec. 31, 2010
Premises and Equipment [Abstract]
Premises and Equipment
Note 18 – Premises and equipment
Premises and equipment, including leasehold improvements, are carried at cost less accumulated depreciation and amortization. JPMorgan Chase computes depreciation using the straight-line method over the estimated useful life of an asset. For leasehold improvements, the Firm uses the straight-line method computed over the lesser of the remaining term of the leased facility or the estimated useful life of the leased asset. JPMorgan Chase has recorded immaterial asset retirement obligations related to asbestos remediation in those cases where it has sufficient information to estimate the obligations’ fair value.
JPMorgan Chase capitalizes certain costs associated with the acquisition or development of internal-use software. Once the software is ready for its intended use, these costs are amortized on a straight-line basis over the software’s expected useful life and reviewed for impairment on an ongoing basis.

Deposits	12 Months Ended
Dec. 31, 2010
Deposits [Abstract]
Deposits
Note 19 – Deposits
At December 31, 2010 and 2009, noninterest-bearing and interest-bearing deposits were as follows.

December 31, (in millions)	2010	2009

U.S. offices
Noninterest-bearing	$228,555	$204,003
Interest-bearing:
Demand(a)	33,368	15,964
Savings(b)	334,632	297,949
Time (included $2,733 and $1,463 at fair value at December 31, 2010 and 2009, respectively)(c)	87,237	125,191

Total interest-bearing deposits	455,237	439,104

Total deposits in U.S. offices	683,792	643,107

Non-U.S. offices
Noninterest-bearing	10,917	8,082
Interest-bearing:
Demand	174,417	186,885
Savings	607	661
Time (included $1,636 and $2,992 at fair value at December 31, 2010 and 2009, respectively)(c)	60,636	99,632

Total interest-bearing deposits	235,660	287,178

Total deposits in non-U.S. offices	246,577	295,260

Total deposits	$930,369	$938,367

(a)	2010 and 2009 includes Negotiable Order of Withdrawal (“NOW”) accounts. 2010 includes certain trust accounts.
(b)	Includes Money Market Deposit Accounts (“MMDAs”).
(c)	See Note 4 on pages 187–189 of this Annual Report for further information on structured notes classified as deposits for which the fair value option has been elected.

At December 31, 2010 and 2009, time deposits in denominations of  $100,000 or more were as follows.

December 31, (in millions)	2010	2009

U.S.	$59,653	$90,552
Non-U.S.	44,544	77,887

Total	$104,197	$168,439

At December 31, 2010, the maturities of interest-bearing time deposits were as follows.

December 31, 2010
(in millions)	U.S.	Non-U.S.	Total

2011	$71,930	$60,043	$131,973
2012	7,382	287	7,669
2013	4,281	153	4,434
2014	1,432	22	1,454
2015	2,074	—	2,074
After 5 years	138	131	269

Total	$87,237	$60,636	$147,873

On November 21, 2008, the FDIC released final rules on the FDIC Temporary Liquidity Guarantee Program (the “TLG Program”). One component of this program, the Transaction Account Guarantee Program (the “TAG Program”), provided unlimited deposit insurance through December 31, 2009, on certain noninterest-bearing transaction accounts at FDIC-insured participating institutions. The Firm elected to participate in the TLG Program and, as a result, was required to pay additional insurance premiums to the FDIC in an amount equal to an annualized 10 basis points on balances in noninterest-bearing transaction accounts that exceeded the  $250,000 FDIC deposit insurance limits. The expiration date of the program was extended to December 31, 2010, to provide continued support to those institutions most affected by the financial crisis and to enable the program to be phased-out in an orderly manner. Beginning January 1, 2010, the Firm no longer participated in the TAG Program. As a result, funds held in noninterest-bearing transaction accounts after December 31, 2009, were no longer guaranteed in full. Instead, they are insured up to  $250,000 under the FDIC’s general deposit rules.

Other Borrowed Funds	12 Months Ended
Dec. 31, 2010
Other Borrowed Funds [Abstract]
Other Borrowed Funds
Note 20 – Other borrowed funds
The following table details the components of other borrowed funds.

December 31, (in millions)	2010	2009

Advances from Federal Home Loan Banks(a)	$25,234	$27,847
Other	32,075	27,893

Total(b)(c)	$57,309	$55,740

(a)	Advances from the FHLBs of $11.4 billion, $1.5 billion, $7.3 billion, $1.0 billion and $3.0 billion matures in each of the 12-month periods ending December 31, 2011, 2012, 2013, 2014, and 2015, respectively, and $928 million matures after December 31, 2015.

(b)	Includes other borrowed funds of $9.9 billion and $5.6 billion accounted for at fair value at December 31, 2010 and 2009, respectively. See Note 3 on pages 170–187 of this Annual Report for further information.

(c)	Includes other borrowed funds of $37.8 billion and $30.4 billion secured by assets totaling $95.3 billion and $144.1 billion at December 31, 2010 and 2009, respectively.
As of December 31, 2010 and 2009, JPMorgan Chase had no significant lines of credit for general corporate purposes.

Accounts Payable and Other Liabilities	12 Months Ended
Dec. 31, 2010
Accounts Payable and Other Liabilities [Abstract]
Accounts Payable and Other Liabilities

December 31, (in millions)	2010	2009

Brokerage payables(a)	$95,359	$92,848
Accounts payable and other liabilities(b)	74,971	69,848

Total	$170,330	$162,696

(a)	Includes payables to customers, brokers, dealers and clearing organizations, and securities fails.

(b)	Includes $236 million and $357 million accounted for at fair value at December 31, 2010 and 2009, respectively.

Long-term debt	12 Months Ended
Dec. 31, 2010
Long-term debt [Abstract]
Long-term debt
Note 22 – Long-term debt
JPMorgan Chase issues long-term debt denominated in various currencies, although predominantly U.S. dollars, with both fixed and variable interest rates. Included in senior and subordinated debt below are various equity-linked or other indexed instruments, which the Firm has elected to measure at fair value. These hybrid securities are classified in the line item of the host contract on the Consolidated Balance Sheets. Changes in fair value are recorded in principal transactions revenue in the Consolidated Statements of Income. The following table is a summary of long-term debt carrying values (including unamortized original issue discount, valuation adjustments and fair value adjustments, where applicable) by remaining contractual maturity as of December 31, 2010.

By remaining maturity at			2010
December 31, 2010			Under		After			2009
(in millions, except rates)			1 year	1-5 years	5 years	Total		Total

Parent company
Senior debt:	Fixed rate	(a)	$20,384	$47,031	$31,372	$98,787		$93,729
	Variable rate	(b)	15,648	37,119	6,260	59,027		73,335
	Interest rates	(c)	0.36–6.00%	0.31–7.00%	0.24–7.25%	0.24–7.25%		0.22–7.50%
Subordinated debt:	Fixed rate		$2,865	$9,649	$9,486	$22,000		$24,851
	Variable rate		—	1,987	9	1,996		1,838
	Interest rates	(c)	5.90–6.75%	1.37–6.63%	2.16–8.53%	1.37–8.53%		1.14–10.00%

	Subtotal		$38,897	$95,786	$47,127	$181,810		$193,753

Subsidiaries
Senior debt:	Fixed rate		$546	$1,782	$2,900	$5,228		$3,310
	Variable rate		6,435	17,199	6,911	30,545		39,835
	Interest rates	(c)	0.26–2.00%	0.21–3.75%	0.32–14.21%	0.21–14.21%		0.16–14.21%
Subordinated debt:	Fixed rate		$—	$—	$8,605	$8,605		$8,655
	Variable rate		—	—	1,150	1,150		1,150
	Interest rates	(c)	—%	—%	0.63–8.25%	0.63–8.25%		0.58–8.25%

	Subtotal		$6,981	$18,981	$19,566	$45,528		$52,950

Junior subordinated debt:	Fixed rate		$—	$—	$15,249	$15,249		$16,349
	Variable rate		—	—	5,082	5,082		3,266
	Interest rates	(c)	—%	—%	0.79–8.75%	0.79–8.75%		0.78–8.75%

	Subtotal		$—	$—	$20,331	$20,331		$19,615

Total long-term debt(d)(e)(f)			$45,878	$114,767	$87,024	$247,669	(h)(i)	$266,318

Long-term beneficial interests:
	Fixed rate		$3,095	$4,328	$2,372	$9,795		$1,034
	Variable rate		10,798	24,691	7,270	42,759		9,404
	Interest rates		0.28–7.00%	0.25–11.00%	0.05–7.47%	0.05–11.00%		0.25–7.13%

Total long-term beneficial interests(g)			$13,893	$29,019	$9,642	$52,554		$10,438

(a)	Included $18.5 billion and $21.6 billion as of December 31, 2010 and 2009, respectively, guaranteed by the FDIC under the TLG Program.

(b)	Included $17.9 billion and $19.3 billion as of December 31, 2010 and 2009, respectively, guaranteed by the FDIC under the TLG Program.

(c)	The interest rates shown are the range of contractual rates in effect at year-end, including non-U.S. dollar fixed- and variable-rate issuances, which excludes the effects of the associated derivative instruments used in hedge accounting relationships, if applicable. The use of these derivative instruments modifies the Firm’s exposure to the contractual interest rates disclosed in the table above. Including the effects of the hedge accounting derivatives, the range of modified rates in effect at December 31, 2010, for total long-term debt was (0.12)% to 14.21%, versus the contractual range of 0.21% to 14.21% presented in the table above. The interest rate ranges shown exclude structured notes accounted for at fair value.

(d)	Included long-term debt of $8.3 billion and $8.1 billion secured by assets totaling $11.7 billion and $11.4 billion at December 31, 2010 and 2009, respectively. Excludes amounts related to hybrid instruments.

(e)	Included $38.8 billion and $49.0 billion of outstanding structured notes accounted for at fair value at December 31, 2010 and 2009, respectively.

(f)	Included $879 million and $3.4 billion of outstanding zero-coupon notes at December 31, 2010 and 2009, respectively. The aggregate principal amount of these notes at their respective maturities was $2.7 billion and $6.6 billion, respectively.

(g)	Included on the Consolidated Balance Sheets in beneficial interests issued by consolidated VIEs. Also included $1.5 billion and $1.4 billion of outstanding structured notes accounted for at fair value at December 31, 2010 and 2009, respectively. Excluded short-term commercial paper and other short-term beneficial interests of $25.1 billion and $4.8 billion at December 31, 2010 and 2009, respectively.

(h)	At December 31, 2010, long-term debt aggregating $35.6 billion was redeemable at the option of JPMorgan Chase, in whole or in part, prior to maturity, based on the terms specified in the respective notes.

(i)	The aggregate carrying values of debt that matures in each of the five years subsequent to 2010 is $45.9 billion in 2011, $51.9 billion in 2012, $20.4 billion in 2013, $23.5 billion in 2014 and $18.9 billion in 2015.
The weighted-average contractual interest rates for total long-term debt excluding structured notes accounted for at fair value were 3.78% and 3.52% as of December 31, 2010 and 2009, respectively. In order to modify exposure to interest rate and currency exchange rate movements, JPMorgan Chase utilizes derivative instruments, primarily interest rate and cross-currency interest rate swaps, in conjunction with some of its debt issues. The use of these instruments modifies the Firm’s interest expense on the associated debt. The modified weighted-average interest rates for total long-term debt, including the effects of related derivative instruments, were 2.52% and 1.86% as of December 31, 2010 and 2009, respectively.
The Firm participated in the TLG Program commencing in December 2008. The TLG Program was available to, among others, all U.S. depository institutions insured by the FDIC and all U.S. bank holding companies, unless they opted out or the FDIC terminated their participation. Under the TLG Program, the FDIC guaranteed through the earlier of maturity or June 30, 2012, certain senior unsecured debt issued though October 31, 2009, in return for a fee to be paid based on the amount and maturity of the debt. Under the TLG Program, the FDIC would pay the unpaid principal and interest on an FDIC-guaranteed debt instrument upon the failure of the participating entity to make a timely payment of principal or interest in accordance with the terms of the instrument.
JPMorgan Chase & Co. (Parent Company) has guaranteed certain debt of its subsidiaries, including both long-term debt and structured notes sold as part of the Firm’s market-making activities. These guarantees rank on parity with all of the Firm’s other unsecured and unsubordinated indebtedness. Guaranteed liabilities totaled  $3.7 billion and  $4.5 billion at December 31, 2010 and 2009, respectively. For additional information, see Note 2 on pages 166–170 of this Annual Report.
The Firm’s unsecured debt does not contain requirements that would call for an acceleration of payments, maturities or changes in the structure of the existing debt, provide any limitations on future borrowings or require additional collateral, based on unfavorable changes in the Firm’s credit ratings, financial ratios, earnings or stock price.
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities
At December 31, 2010, the Firm had established 26 wholly-owned Delaware statutory business trusts (“issuer trusts”) that had issued guaranteed capital debt securities.
The junior subordinated deferrable interest debentures issued by the Firm to the issuer trusts, totaling  $20.3 billion and  $19.6 billion at December 31, 2010 and 2009, respectively, were reflected in the Firm’s Consolidated Balance Sheets in long-term debt, and in the table on the preceding page under the caption “Junior subordinated debt” (i.e., trust preferred capital debt securities). The Firm also records the common capital securities issued by the issuer trusts in other assets in its Consolidated Balance Sheets at December 31, 2010 and 2009. The debentures issued to the issuer trusts by the Firm, less the common capital securities of the issuer trusts, qualified as Tier 1 capital as of December 31, 2010.
The following is a summary of the outstanding trust preferred capital debt securities, including unamortized original issue discount, issued by each trust, and the junior subordinated deferrable interest debenture issued to each trust, as of December 31, 2010.

	Amount of
	trust preferred			Stated maturity
	capital debt	Principal amount		of trust preferred		Interest rate of
	securities	of debenture		capital securities	Earliest	trust preferred	Interest
	issued	issued	Issue	and	redemption	capital securities	payment/
December 31, 2010 (in millions)	by trust(a)	to trust(b)	date	debentures	date	and debentures	distribution dates

Bank One Capital III	$474	$674	2000	2030	Any time	8.75%	Semiannually
Bank One Capital VI	525	553	2001	2031	Any time	7.20%	Quarterly
Chase Capital II	482	497	1997	2027	Any time	LIBOR + 0.50%	Quarterly
Chase Capital III	295	305	1997	2027	Any time	LIBOR + 0.55%	Quarterly
Chase Capital VI	241	249	1998	2028	Any time	LIBOR + 0.625%	Quarterly
First Chicago NBD Capital I	249	256	1997	2027	Any time	LIBOR + 0.55%	Quarterly
J.P. Morgan Chase Capital X	1,000	1,015	2002	2032	Any time	7.00%	Quarterly
J.P. Morgan Chase Capital XI	1,075	1,004	2003	2033	Any time	5.88%	Quarterly
J.P. Morgan Chase Capital XII	400	390	2003	2033	Any time	6.25%	Quarterly
JPMorgan Chase Capital XIII	465	480	2004	2034	2014	LIBOR + 0.95%	Quarterly
JPMorgan Chase Capital XIV	600	586	2004	2034	Any time	6.20%	Quarterly
JPMorgan Chase Capital XV	93	132	2005	2035	Any time	5.88%	Semiannually
JPMorgan Chase Capital XVI	500	492	2005	2035	Any time	6.35%	Quarterly
JPMorgan Chase Capital XVII	496	558	2005	2035	Any time	5.85%	Semiannually
JPMorgan Chase Capital XVIII	748	749	2006	2036	Any time	6.95%	Semiannually
JPMorgan Chase Capital XIX	563	564	2006	2036	2011	6.63%	Quarterly
JPMorgan Chase Capital XX	995	996	2006	2036	Any time	6.55%	Semiannually
JPMorgan Chase Capital XXI	836	837	2007	2037	2012	LIBOR + 0.95%	Quarterly
JPMorgan Chase Capital XXII	996	997	2007	2037	Any time	6.45%	Semiannually
JPMorgan Chase Capital XXIII	643	643	2007	2047	2012	LIBOR + 1.00%	Quarterly
JPMorgan Chase Capital XXIV	700	700	2007	2047	2012	6.88%	Quarterly
JPMorgan Chase Capital XXV	1,492	1,844	2007	2037	2037	6.80%	Semiannually
JPMorgan Chase Capital XXVI	1,815	1,815	2008	2048	2013	8.00%	Quarterly
JPMorgan Chase Capital XXVII	995	995	2009	2039	2039	7.00%	Semiannually
JPMorgan Chase Capital XXVIII	1,500	1,500	2009	2039	2014	7.20%	Quarterly
JPMorgan Chase Capital XXIX	1,500	1,500	2010	2040	2015	6.70%	Quarterly

Total	$19,678	$20,331

(a)	Represents the amount of trust preferred capital debt securities issued to the public by each trust, including unamortized original issue discount.

(b)	Represents the principal amount of JPMorgan Chase debentures issued to each trust, including unamortized original-issue discount. The principal amount of debentures issued to the trusts includes the impact of hedging and purchase accounting fair value adjustments that were recorded on the Firm’s Consolidated Financial Statements.

Preferred Stock	12 Months Ended
Dec. 31, 2010
Preferred stock [Abstract]
Preferred stock
Note 23 — Preferred stock
At December 31, 2010 and 2009, JPMorgan Chase was authorized to issue 200 million shares of preferred stock, in one or more series, with a par value of  $1 per share.
In the event of a liquidation or dissolution of the Firm, JPMorgan Chase’s preferred stock then outstanding takes precedence over the Firm’s common stock for the payment of dividends and the distribution of assets.
Generally, dividends on shares of each outstanding series of preferred stock are payable quarterly, except for the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I (“Series I”), which is payable semiannually as discussed below.
On April 23, 2008, the Firm issued 600,000 shares of Series I preferred stock, for total proceeds of  $6.0 billion. Dividends on Series I shares are payable semiannually at a fixed annual dividend rate of 7.90% through April 2018, and then become payable quarterly at an annual dividend rate of three-month LIBOR plus 3.47%.
On July 15, 2008, each series of Bear Stearns preferred stock then issued and outstanding was exchanged into a series of JPMorgan Chase preferred stock with substantially identical terms (6.15% Cumulative Preferred Stock, Series E (“Series E”); 5.72% Cumulative Preferred Stock, Series F (“Series F”); and 5.49% Cumulative Preferred Stock, Series G (“Series G”)). As a result of the exchange, these series ranked equally with other series of the Firm’s preferred stock. On August 20, 2010, the Firm redeemed all of the outstanding shares of its Series E, Series F and Series G preferred stock at their stated redemption value.
On August 21, 2008, the Firm issued 180,000 shares of 8.625% Non-Cumulative Preferred Stock, Series J (“Series J”), for total proceeds of  $1.8 billion.
On October 28, 2008, pursuant to the U.S. Treasury’s Capital Purchase Program, the Firm issued to the U.S. Treasury, for total proceeds of  $25.0 billion, (i) 2.5 million shares of the Firm’s Fixed Rate Cumulative Perpetual Preferred Stock, Series K, par value  $1 per share and liquidation preference  $10,000 per share (the “Series K Preferred Stock”); and (ii) a warrant to purchase up to 88,401,697 shares of the Firm’s common stock at an exercise price of  $42.42 per share (the “Warrant”), subject to certain antidilution and other adjustments. The Series K Preferred Stock was nonvoting, qualified as Tier 1 capital and ranked equally with other series of the Firm’s preferred stock in terms of dividend payments and upon liquidation of the Firm. On June 17, 2009, the Firm redeemed all outstanding shares of the Series K Preferred Stock and repaid the full  $25.0 billion principal amount together with accrued but unpaid dividends. See Note 24 on page 268 for further discussion regarding the Warrant.
The following is a summary of JPMorgan Chase’s preferred stock outstanding as of December 31, 2010 and 2009.

	Share value						Contractual rate
	and redemption	Shares(b)		Carrying value (in millions)		Earliest	in effect at
December 31,	price per share(a)	2010	2009	2010	2009	redemption date	December 31, 2010

Cumulative Preferred Stock, Series E	$200	—	818,113	$—	$164	—	NA
Cumulative Preferred Stock, Series F	200	—	428,825	—	86	—	NA
Cumulative Preferred Stock, Series G	200	—	511,169	—	102	—	NA
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	10,000	600,000	600,000	6,000	6,000	4/30/2018	7.90%
Non-Cumulative Perpetual Preferred Stock, Series J	10,000	180,000	180,000	1,800	1,800	9/1/2013	8.63

Total preferred stock		780,000	2,538,107	$7,800	$8,152

(a)	The redemption price includes the amount shown in the table plus any accrued but unpaid dividends.

(b)	Represented by depositary shares.

Dividend and stock repurchase restrictions
Prior to the redemption of the Series K Preferred Stock on June 17, 2009, the Firm was subject to certain restrictions regarding the declaration of dividends and share repurchases. As a result of the redemption of the Series K Preferred Stock, JPMorgan Chase is no longer subject to any of these restrictions.

Common stock	12 Months Ended
Dec. 31, 2010
Common stock [Abstract]
Common stock
Note 24 – Common stock
At December 31, 2010 and 2009, JPMorgan Chase was authorized to issue 9.0 billion shares of common stock with a par value of  $1 per share. On June 5, 2009, the Firm issued  $5.8 billion, or 163 million new shares, of its common stock at  $35.25 per share. On September 30, 2008, the Firm issued  $11.5 billion, or 284 million new shares, of its common stock at  $40.50 per share.
On April 8, 2008, pursuant to the Share Exchange Agreement dated March 24, 2008, between JPMorgan Chase and Bear Stearns, 20.7 million newly issued shares of JPMorgan Chase common stock were issued to Bear Stearns in a transaction that was exempt from registration under the Securities Act of 1933, pursuant to Section 4(2) thereof, in exchange for 95.0 million newly issued shares of Bear Stearns common stock (or 39.5% of Bear Stearns common stock after giving effect to the issuance). Upon the consummation of the Bear Stearns merger, on May 30, 2008, the 20.7 million shares of JPMorgan Chase common stock and 95.0 million shares of Bear Stearns common stock were cancelled. For a further discussion of this transaction, see Note 2 on pages 166–170 of this Annual Report.
Common shares issued (newly issued or distributed from treasury) by JPMorgan Chase during the years ended December 31, 2010, 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Issued – balance at January 1	4,104.9	3,941.6	3,657.7
Newly issued:
Common stock:
Open market issuance	–	163.3	283.9
Bear Stearns Share Exchange Agreement	–	–	20.7

Total newly issued	–	163.3	304.6
Canceled shares	–	–	(20.7)

Total issued – balance at December 31	4,104.9	4,104.9	3,941.6

Treasury – balance at January 1	(162.9)	(208.8)	(290.3)
Purchase of treasury stock	(77.9)	–	–
Share repurchases related to employee stock-based awards(a)	(0.1)	(1.1)	(0.5)
Issued from treasury:
Net change from the Bear Stearns merger as a result of the reissuance of Treasury stock and the Share Exchange Agreement	–	–	26.5
Employee benefits and compensation plans	45.3	45.7	54.4
Employee stock purchase plans	1.0	1.3	1.1

Total issued from treasury	46.3	47.0	82.0

Total treasury – balance at December 31	(194.6)	(162.9)	(208.8)

Outstanding	3,910.3	3,942.0	3,732.8

(a)	Participants in the Firm’s stock-based incentive plans may have shares withheld to cover income taxes.
As noted in Note 23 on pages 267–268, pursuant to the U.S. Treasury’s Capital Purchase Program, the Firm issued to the U.S. Treasury a Warrant to purchase up to 88,401,697 shares of the Firm’s common stock, at an exercise price of  $42.42 per share, subject to certain antidilution and other adjustments. The U.S. Treasury exchanged the Warrant for 88,401,697 warrants, each of which was a warrant to purchase a share of the Firm’s common stock at an exercise price of  $42.42 per share and, on December 11, 2009, sold the warrants in a secondary public offering for  $950 million. The warrants are exercisable, in whole or in part, at any time and from time to time until October 28, 2018. The Firm did not purchase any of the warrants sold by the U.S. Treasury.
Under the stock repurchase program authorized by the Firm’s Board of Directors, the Firm is authorized to repurchase up to  $10.0 billion of the Firm’s common stock plus 88 million warrants sold by the U.S. Treasury in 2009. During 2009, the Firm did not repurchase any shares of its common stock or warrants. In the second quarter of 2010, the Firm resumed common stock repurchases, and during the year repurchased an aggregate of 78 million shares for  $3.0 billion at an average price per share of  $38.49. The Firm’s share repurchase activities in 2010 were intended to offset sharecount increases resulting from employee stock-based incentive awards and were consistent with the Firm’s goal of maintaining an appropriate sharecount. The Firm did not repurchase any of the warrants during 2010. As of December 31, 2010,  $3.2 billion of authorized repurchase capacity remained with respect to the common stock, and all of the authorized repurchase capacity remained with respect to the warrants.
The Firm may, from time to time, enter into written trading plans under Rule 10b5-1 of the Securities Exchange Act of 1934 to facilitate the repurchase of common stock and warrants in accordance with the repurchase program. A Rule 10b5-1 repurchase plan allows the Firm to repurchase its equity during periods when it would not otherwise be repurchasing common stock – for example during internal trading “black-out periods.” All purchases under a Rule 10b5-1 plan must be made according to a predefined plan established when the Firm is not aware of material nonpublic information.
As of December 31, 2010, approximately 564 million unissued shares of common stock were reserved for issuance under various employee incentive, compensation, option and stock purchase plans, director compensation plans, and the warrants sold by the U.S. Treasury as discussed above.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings Per Share
Note 25 – Earnings per share
Effective January 1, 2009, the Firm implemented accounting guidance for participating securities, which clarifies that unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”) are participating securities and should be included in the earnings per share (“EPS”) calculation using the two-class method. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock; these unvested awards meet the definition of participating securities. EPS data for the prior periods were revised as required by the accounting guidance. Options issued under employee benefit plans that have an antidilutive effect are excluded from the computation of diluted EPS.
The following table presents the calculation of basic and diluted EPS for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,
(in millions, except per share amounts)	2010	2009		2008

Basic earnings per share
Income before extraordinary gain	$17,370	$11,652		$3,699
Extraordinary gain	—	76		1,906

Net income	17,370	11,728		5,605
Less: Preferred stock dividends	642	1,327		674
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury	—	1,112	(c)	—

Net income applicable to common equity	16,728	9,289	(c)	4,931
Less: Dividends and undistributed earnings allocated to participating securities	964	515		189

Net income applicable to common stockholders	$15,764	$8,774		$4,742
Total weighted-average basic shares outstanding	3,956.3	3,862.8		3,501.1

Per share
Income before extraordinary gain	$3.98	$2.25	(c)	$0.81
Extraordinary gain	—	0.02		0.54

Net income	$3.98	$2.27	(c)	$1.35

Year ended December 31,
(in millions, except per share
amounts)	2010	2009		2008

Diluted earnings per share
Net income applicable to common stockholders	$15,764	$8,774		$4,742
Total weighted-average basic shares outstanding	3,956.3	3,862.8		3,501.1
Add: Employee stock options, SARs and warrants(a)	20.6	16.9		20.7

Total weighted-average diluted shares outstanding(b)	3,976.9	3,879.7		3,521.8

Per share
Income before extraordinary gain	$3.96	$2.24	(c)	$0.81
Extraordinary gain	—	0.02		0.54

Net income per share	$3.96	$2.26	(c)	$1.35

(a)	Excluded from the computation of diluted EPS (due to their antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock aggregating 233 million, 266 million and 209 million for the full years ended December 31, 2010, 2009 and 2008, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	The calculation of basic and diluted EPS and net income applicable to common equity for full year 2009 includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of the U.S. Troubled Asset Relief Program (“TARP”) preferred capital.

Accumulated Other Comprehensive Income/(Loss)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income/(Loss) [Abstract]
Accumulated Other Comprehensive Income (Loss)
Note 26 – Accumulated other comprehensive income/(loss)
Accumulated other comprehensive income/(loss) includes the after-tax change in unrealized gains/(losses) on AFS securities, foreign currency translation adjustments (including the impact of related derivatives), cash flow hedging activities and net loss and prior service costs/(credit) related to the Firm’s defined benefit pension and OPEB plans.

					Net loss and prior
			Translation		service costs/(credit) of	Accumulated other
As of or for the year ended	Unrealized gains/(losses)		adjustments,		defined benefit pension	comprehensive
December 31, (in millions)	on AFS securities(b)		net of hedges	Cash flow hedges	and OPEB plans	income/(loss)

Balance at December 31, 2007	$380		$8	$(802)	$(503)	$(917)
Net change	(2,481	)(c)	(606)	600	(2,283)	(4,770)

Balance at December 31, 2008	(2,101)		(598)	(202)	(2,786)	(5,687)
Net change	4,133	(d)	582	383	498	5,596

Balance at December 31, 2009	2,032	(e)	(16)	181	(2,288)	(91)
Cumulative effect of changes in accounting principles(a)	(144)		—	—	—	(144)
Net change	610	(f)	269	25	332	1,236

Balance at December 31, 2010	$2,498	(e)	$253	$206	$(1,956)	$1,001

(a)	Reflects the effect of adoption of accounting guidance related to the consolidation of VIEs, and to embedded credit derivatives in beneficial interests in securitized financial assets. AOCI decreased by $129 million due to the adoption of the accounting guidance related to VIEs as a result of the reversal of the fair value adjustments taken on retained AFS securities that were eliminated in consolidation; for further discussion see Note 16 on pages 244–259 of this Annual Report. AOCI decreased by $15 million due to the adoption of the new guidance related to credit derivatives embedded in certain of the Firm’s AFS securities; for further discussion, see Note 6 on pages 191–199 of this Annual Report.

(b)	Represents the after-tax difference between the fair value and amortized cost of the AFS securities portfolio and retained interests in securitizations recorded in other assets.

(c)	The net change during 2008 was due primarily to spread widening related to credit card asset-backed securities, nonagency MBS and collateralized loan obligations.

(d)	The net change during 2009 was due primarily to overall market spread and market liquidity improvement as well as changes in the composition of investments.

(e)	Includes after-tax unrealized losses of $(81) million and $(226) million not related to credit on debt securities for which credit losses have been recognized in income at December 31, 2010 and 2009, respectively.

(f)	The net change during 2010 was due primarily to the narrowing of spreads on commercial and nonagency MBS as well as on collateralized loan obligations; also reflects increased market value on pass-through MBS due to narrowing of spreads and other market factors.
The following table presents the before- and after-tax changes in net unrealized gains/(losses); reclassification adjustments for realized (gains)/losses on AFS securities and cash flow hedges; changes resulting from foreign currency translation adjustments (including the impact of related derivatives); net gains/(losses) and prior service costs/(credits) from pension and OPEB plans; and amortization of pension and OPEB amounts into net income. Reclassification adjustments include amounts recognized in net income that had been recorded previously in other comprehensive income/(loss).

	2010			2009			2008
	Before	Tax	After	Before	Tax	After	Before	Tax	After
Year ended December 31, (in millions)	tax	effect	tax	tax	effect	tax	tax	effect	tax

Unrealized gains/(losses) on AFS securities:
Net unrealized gains/(losses) arising during the period	$3,982	$(1,540)	$2,442	$7,870	$(3,029)	$4,841	$(3,071)	$1,171	$(1,900)
Reclassification adjustment for realized (gains)/losses included in net income	(2,982)	1,150	(1,832)	(1,152)	444	(708)	(965)	384	(581)

Net change	1,000	(390)	610	6,718	(2,585)	4,133	(4,036)	1,555	(2,481)

Translation adjustments:
Translation	402	(139)	263	1,139	(398)	741	(1,781)	682	(1,099)
Hedges	11	(5)	6	(259)	100	(159)	820	(327)	493

Net change	413	(144)	269	880	(298)	582	(961)	355	(606)

Cash flow hedges:
Net unrealized gains/(losses) arising during the period	247	(96)	151	767	(308)	459	584	(226)	358
Reclassification adjustment for realized (gains)/losses
included in net income	(206)	80	(126)	(124)	48	(76)	402	(160)	242

Net change	41	(16)	25	643	(260)	383	986	(386)	600

Net loss and prior service cost/(credit) of defined benefit pension and OPEB plans:
Net gains/(losses) and prior service credits arising during the period	294	(96)	198	494	(200)	294	(3,579)	1,289	(2,290)
Reclassification adjustment for net loss and prior service credits included in net income	224	(90)	134	337	(133)	204	14	(7)	7

Net change	518	(186)	332	831	(333)	498	(3,565)	1,282	(2,283)

Total other comprehensive income/(loss)	$1,972	$(736)	$1,236	$9,072	$(3,476)	$5,596	$(7,576)	$2,806	$(4,770)

Income Taxes	12 Months Ended
Dec. 31, 2010
Income taxes [Abstract]
Income Taxes
Note 27 – Income taxes
JPMorgan Chase and its eligible subsidiaries file a consolidated U.S. federal income tax return. JPMorgan Chase uses the asset and liability method to provide income taxes on all transactions recorded in the Consolidated Financial Statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax asset or liability for each temporary difference is determined based on the tax rates that the Firm expects to be in effect when the underlying items of income and expense are realized. JPMorgan Chase’s expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the Firm expects to realize.
Due to the inherent complexities arising from the nature of the Firm’s businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between JPMorgan Chase and the many tax jurisdictions in which the Firm files tax returns may not be finalized for several years. Thus, the Firm’s final tax-related assets and liabilities may ultimately be different from those currently reported.
The components of income tax expense/(benefit) included in the Consolidated Statements of Income were as follows for each of the years ended December 31, 2010, 2009 and 2008.

Year ended December 31, (in millions)	2010	2009	2008

Current income tax expense
U.S. federal	$4,001	$4,698	$395
Non-U.S.	2,712	2,368	1,009
U.S. state and local	1,744	971	307

Total current income tax expense	8,457	8,037	1,711

Deferred income tax expense/(benefit)
U.S. federal	(753)	(2,867)	(3,015)
Non-U.S.	169	(454)	1
U.S. state and local	(384)	(301)	377

Total deferred income tax expense/(benefit)	(968)	(3,622)	(2,637)

Total income tax expense/ (benefit) before extraordinary gain	$7,489	$4,415	$(926)

Total income tax expense includes  $485 million,  $280 million and  $55 million of tax benefits recorded in 2010, 2009 and 2008, respectively, as a result of tax audit resolutions.
The preceding table does not reflect the tax effect of certain items that are recorded each period directly in stockholders’ equity and certain tax benefits associated with the Firm’s employee stock-based compensation plans. The tax effect of all items recorded directly to stockholders’ equity resulted in an increase of  $1.8 billion in 2010, a decrease of  $3.7 billion in 2009, and an increase of  $3.0 billion in 2008.
U.S. federal income taxes have not been provided on the undistributed earnings of certain non-U.S. subsidiaries, to the extent that such earnings have been reinvested abroad for an indefinite period of time. During 2008, as part of JPMorgan Chase’s periodic review of the business requirements and capital needs of its non-U.S. subsidiaries, combined with the formation of specific strategies and steps taken to fulfill these requirements and needs, the Firm determined that the undistributed earnings of certain of its subsidiaries, for which U.S. federal income taxes had been provided, would be indefinitely reinvested to fund the current and future growth of the related businesses. As management does not intend to use the earnings of these subsidiaries as a source of funding for its U.S. operations, such earnings will not be distributed to the U.S. in the foreseeable future. This determination resulted in the release of deferred tax liabilities and the recognition of an income tax benefit of  $1.1 billion associated with these undistributed earnings in 2008. For 2010, pretax earnings of approximately  $3.5 billion were generated that will be indefinitely reinvested in these subsidiaries. At December 31, 2010, the cumulative amount of undistributed pretax earnings in these subsidiaries approximated  $19.3 billion. If the Firm were to record a deferred tax liability associated with these undistributed earnings, the amount would be  $4.3 billion at December 31, 2010.
Tax expense applicable to securities gains and losses for the years 2010, 2009 and 2008 was  $1.1 billion,  $427 million, and  $608 million, respectively.
A reconciliation of the applicable statutory U.S. income tax rate to the effective tax rate for each of the years ended December 31, 2010, 2009 and 2008, is presented in the following table.

Year ended December 31,	2010	2009	2008

Statutory U.S. federal tax rate	35.0%	35.0%	35.0%
Increase/(decrease) in tax rate resulting from:
U.S. state and local income taxes, net of U.S. federal income tax benefit	3.6	2.7	16.0
Tax-exempt income	(2.4)	(3.9)	(14.8)
Non-U.S. subsidiary earnings(a)	(2.2)	(1.7)	(53.6)
Business tax credits	(3.7)	(5.5)	(24.5)
Bear Stearns equity losses	—	—	5.7
Other, net	(0.2)	0.9	2.8

Effective tax rate	30.1%	27.5%	(33.4)%

(a)	Includes earnings deemed to be reinvested indefinitely in non-U.S. subsidiaries.
Deferred income tax expense/(benefit) results from differences between assets and liabilities measured for financial reporting versus income-tax return purposes. Deferred tax assets are recognized if, in management’s judgment, their realizability is determined to be more likely than not. If a deferred tax asset is determined to be unrealizable, a valuation allowance is established. The significant components of deferred tax assets and liabilities are reflected in the following table as of December 31, 2010 and 2009.

December 31, (in millions)	2010	2009

Deferred tax assets
Allowance for loan losses	$12,287	$12,376
Employee benefits	4,279	4,424
Allowance for other than loan losses	6,029	3,995
Non-U.S. operations	956	1,926
Tax attribute carryforwards	1,370	912
Fee income	446	—
Fair value adjustments(a)	51	—

Gross deferred tax assets	$25,418	$23,633

Deferred tax liabilities
Depreciation and amortization	$3,500	$4,832
Leasing transactions	2,160	2,054
Non-U.S. operations	1,136	1,338
Fee income	—	670
Fair value adjustments(a)	—	328
Other, net	519	147

Gross deferred tax liabilities	$7,315	$9,369

Valuation allowance	1,784	1,677

Net deferred tax asset	$16,319	$12,587

(a)	Includes fair value adjustments related to AFS securities, cash flows hedging activities and other portfolio investments.
JPMorgan Chase has recorded deferred tax assets of  $1.4 billion at December 31, 2010, in connection with U.S. federal, state and local and non-U.S. subsidiary net operating loss carryforwards and foreign tax credit carryforwards. At December 31, 2010, the U.S. federal net operating loss carryforward was approximately  $1.2 billion; the state and local net operating loss carryforward was approximately  $1.0 billion; the non-U.S. subsidiary net operating loss carryforward was  $515 million; and the U.S. foreign tax credit carryforward was approximately  $750 million.
If not utilized, the U.S. federal net operating loss carryforward and the state and local net operating loss carryforward will expire in 2027; and the U.S. foreign tax credit carryforward will expire in 2020. The non-U.S. subsidiary net operating loss carryforward has an unlimited carryforward period.
A valuation allowance has been recorded for losses associated with non-U.S. subsidiaries and certain portfolio investments, and certain state and local tax benefits.
At December 31, 2010, 2009 and 2008, JPMorgan Chase’s unrecognized tax benefits, excluding related interest expense and penalties, were  $7.8 billion,  $6.6 billion and  $5.9 billion, respectively, of which  $3.8 billion,  $3.5 billion and  $2.9 billion, respectively, if recognized, would reduce the annual effective tax rate. As JPMorgan Chase is presently under audit by a number of tax authorities, it is reasonably possible that significant changes in the gross balance of unrecognized tax benefits may occur within the next 12 months. JPMorgan Chase does not expect that any changes over the next twelve months in its gross balance of unrecognized tax benefits caused by such audits would result in a significant change in its annual effective tax rate.
The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008.
Unrecognized tax benefits

Year ended December 31, (in millions)	2010	2009	2008

Balance at January 1,	$6,608	$5,894	$4,811
Increases based on tax positions related to the current period	813	584	890
Decreases based on tax positions related to the current period	(24)	(6)	(109)
Increases associated with the Bear Stearns merger	—	—	1,387
Increases based on tax positions related to prior periods	1,681	703	501
Decreases based on tax positions related to prior periods	(1,198)	(322)	(1,386)
Decreases related to settlements with taxing authorities	(74)	(203)	(181)
Decreases related to a lapse of applicable statute of limitations	(39)	(42)	(19)

Balance at December 31,	$7,767	$6,608	$5,894

After-tax interest expense/(benefit) and penalties related to income tax liabilities recognized in income tax expense were  $(54) million,  $101 million and  $346 million in 2010, 2009 and 2008, respectively.
Included in accounts payable and other liabilities at December 31, 2010 and 2009, in addition to the Firm’s liability for unrecognized tax benefits, was  $1.6 billion and  $2.4 billion, respectively, for income tax-related interest and penalties.
JPMorgan Chase is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates, including U.S. federal, state and local, and non-U.S. jurisdictions. The Firm’s consolidated federal income tax returns are presently under examination by the Internal Revenue Service (“IRS”) for the years 2003, 2004 and 2005. This examination is expected to conclude in 2011. The consolidated federal income tax returns of Bear Stearns for the years ended November 30, 2006, and November 30, 2007, and for the period December 1, 2007, through May 30, 2008, are presently under examination. This examination is expected to conclude in 2012.
The IRS audits of the consolidated federal income tax returns of JPMorgan Chase for the years 2006, 2007 and 2008 are expected to commence in 2011. Administrative appeals are pending with the IRS relating to prior periods that were examined for JPMorgan Chase and for certain of its predecessor entities. For 2002 and prior years, refund claims relating to income and credit adjustments, and to tax attribute carrybacks, for JPMorgan Chase have been filed. Refund claims have been filed for Bank One for the period January 1, 2004, through July 31, 2004, and for prior years primarily to reflect income adjustments. Amended returns to reflect refund claims primarily attributable to net operating losses and tax credit carrybacks are anticipated to be filed for the final Bear Stearns U.S. federal consolidated tax return for the period December 1, 2007, through May 30, 2008, and for prior years.

The following table presents the U.S. and non-U.S. components of income before income tax expense/(benefit) and extraordinary gain for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31, (in millions)	2010	2009	2008

U.S.	$16,568	$6,263	$(2,094)
Non-U.S.(a)	8,291	9,804	4,867

Income before income tax expense/(benefit) and extraordinary gain	$24,859	$16,067	$2,773

(a)	For purposes of this table, non-U.S. income is defined as income generated from operations located outside the U.S.

Restrictions on Cash and Intercompany Funds Transfer	12 Months Ended
Dec. 31, 2010
Restrictions on Cash and Intercompany Funds Transfers [Abstract]
Restrictions on cash and intercompany funds transfers
Note 28 – Restrictions on cash and intercompany funds transfers
The business of JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank, N.A.”) is subject to examination and regulation by the Office of the Comptroller of the Currency (“OCC”). The Bank is a member of the U.S. Federal Reserve System, and its deposits in the U.S. are insured by the FDIC.
The Board of Governors of the Federal Reserve System (the “Federal Reserve”) requires depository institutions to maintain cash reserves with a Federal Reserve Bank. The average amount of reserve balances deposited by the Firm’s bank subsidiaries with various Federal Reserve Banks was approximately  $803 million and  $821 million in 2010 and 2009, respectively.
Restrictions imposed by U.S. federal law prohibit JPMorgan Chase and certain of its affiliates from borrowing from banking subsidiaries unless the loans are secured in specified amounts. Such secured loans to the Firm or to other affiliates are generally limited to 10% of the banking subsidiary’s total capital, as determined by the risk-based capital guidelines; the aggregate amount of all such loans is limited to 20% of the banking subsidiary’s total capital.
The principal sources of JPMorgan Chase’s income (on a parent company-only basis) are dividends and interest from JPMorgan Chase Bank, N.A., and the other banking and nonbanking subsidiaries of JPMorgan Chase. In addition to dividend restrictions set forth in statutes and regulations, the Federal Reserve, the OCC and the FDIC have authority under the Financial Institutions Supervisory Act to prohibit or to limit the payment of dividends by the banking organizations they supervise, including JPMorgan Chase and its subsidiaries that are banks or bank holding companies, if, in the banking regulator’s opinion, payment of a dividend would constitute an unsafe or unsound practice in light of the financial condition of the banking organization.
At January 1, 2011, JPMorgan Chase’s banking subsidiaries could pay, in the aggregate,  $2.0 billion in dividends to their respective bank holding companies without the prior approval of their relevant banking regulators. The capacity to pay dividends in 2011 will be supplemented by the banking subsidiaries’ earnings during the year.
In compliance with rules and regulations established by U.S. and non-U.S. regulators, as of December 31, 2010 and 2009, cash in the amount of  $25.0 billion and  $24.0 billion, respectively, and securities with a fair value of  $9.7 billion and  $10.2 billion, respectively, were segregated in special bank accounts for the benefit of securities and futures brokerage customers.

Capital	12 Months Ended
Dec. 31, 2010
Capitals [Abstract]
Capital
Note 29 – Capital
The Federal Reserve establishes capital requirements, including well-capitalized standards for the consolidated financial holding company. The OCC establishes similar capital requirements and standards for the Firm’s national banks, including JPMorgan Chase Bank, N.A., and Chase Bank USA, N.A.
There are two categories of risk-based capital: Tier 1 capital and Tier 2 capital. Tier 1 capital consists of common stockholders’ equity, perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities, less goodwill and certain other adjustments. Tier 2 capital consists of preferred stock not qualifying as Tier 1, subordinated long-term debt and other instruments qualifying as Tier 2, and the aggregate allowance for credit losses up to a certain percentage of risk-weighted assets. Total capital is Tier 1 capital plus Tier 2 capital. Under the risk-based capital guidelines of the Federal Reserve, JPMorgan Chase is required to maintain minimum ratios of Tier 1 and Total capital to risk-weighted assets, as well as minimum leverage ratios (which are defined as Tier 1 capital divided by adjusted quarterly average assets). Failure to meet these minimum requirements could cause the Federal Reserve to take action. Banking subsidiaries also are subject to these capital requirements by their respective primary regulators. As of December 31, 2010 and 2009, JPMorgan Chase and all of its banking subsidiaries were well-capitalized and met all capital requirements to which each was subject.

The following table presents the regulatory capital, assets and risk-based capital ratios for JPMorgan Chase and its significant banking subsidiaries at December 31, 2010 and 2009. These amounts are determined in accordance with regulations issued by the Federal Reserve and/or OCC.

								Well-		Minimum
	JPMorgan Chase & Co.(e)			JPMorgan Chase Bank, N.A.(e)		Chase Bank USA, N.A.(e)		capitalized		capital
December 31, (in millions, except ratios)	2010		2009	2010	2009	2010	2009	ratios(g)		ratios(g)

Regulatory capital
Tier 1(a)	$142,450		$132,971	$91,764	$96,372	$12,966	$15,534
Total	182,216		177,073	130,444	136,646	16,659	19,198

Assets
Risk-weighted(b)(c)	1,174,978	(f)	1,198,006	965,897	1,011,995	116,992	114,693
Adjusted average(d)	2,024,515	(f)	1,933,767	1,611,486	1,609,081	117,368	74,087

Capital ratios
Tier 1(a)	12.1%	(f)	11.1%	9.5%	9.5%	11.1%	13.5%	6.0%		4.0%
Total	15.5		14.8	13.5	13.5	14.2	16.7	10.0		8.0
Tier 1 leverage	7.0		6.9	5.7	6.0	11.0	21.0	5.0	(h)	3.0	(i)

(a)	At December 31, 2010, for JPMorgan Chase and JPMorgan Chase Bank, N.A., trust preferred capital debt securities were $19.8 billion and $600 million, respectively. If these securities were excluded from the calculation at December 31, 2010, Tier 1 capital would be $122.7 billion and $91.2 billion, respectively, and the Tier 1 capital ratio would be 10.4% and 9.4%, respectively. At December 31, 2010, Chase Bank USA, N.A. had no trust preferred capital debt securities.

(b)	Risk-weighted assets consist of on– and off–balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On–balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off–balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off–balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on–balance sheet credit-equivalent amount, which is then risk-weighted based on the same factors used for on–balance sheet assets. Risk-weighted assets also incorporate a measure for the market risk related to applicable trading assets–debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.

(c)	Includes off–balance sheet risk-weighted assets at December 31, 2010, of $282.9 billion, $274.2 billion and $31 million, and at December 31, 2009, of $367.4 billion, $312.3 billion and $49.9 billion, for JPMorgan Chase, JPMorgan Chase Bank, N.A. and Chase Bank USA, N.A., respectively.

(d)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(e)	Asset and capital amounts for JPMorgan Chase’s banking subsidiaries reflect intercompany transactions; whereas the respective amounts for JPMorgan Chase reflect the elimination of intercompany transactions.

(f)	Effective January 1, 2010, the Firm adopted new guidance that amended the accounting for the consolidation of VIEs, which resulted in a decrease in the Tier 1 capital ratio of 34 basis points. See Note 16 on pages 244–259 of this Annual Report for further information.

(g)	As defined by the regulations issued by the Federal Reserve, OCC and FDIC.

(h)	Represents requirements for banking subsidiaries pursuant to regulations issued under the FDIC Improvement Act. There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(i)	The minimum Tier 1 leverage ratio for bank holding companies and banks is 3% or 4%, depending on factors specified in regulations issued by the Federal Reserve and OCC.

Note:	Rating agencies allow measures of capital to be adjusted upward for deferred tax liabilities, which have resulted from both nontaxable business combinations and from tax-deductible goodwill. The Firm had deferred tax liabilities resulting from nontaxable business combinations totaling $647 million and $812 million at December 31, 2010 and 2009, respectively; and deferred tax liabilities resulting from tax-deductible goodwill of $1.9 billion and $1.7 billion at December 31, 2010 and 2009, respectively.
A reconciliation of the Firm’s Total stockholders’ equity to Tier 1 capital and Total qualifying capital is presented in the table below.

December 31, (in millions)	2010	2009

Tier 1 capital
Total stockholders’ equity	$176,106	$165,365
Effect of certain items in accumulated other comprehensive income/(loss) excluded from Tier 1 capital	(748)	75
Qualifying hybrid securities and noncontrolling interests(a)	19,887	19,535
Less: Goodwill(b)	46,915	46,630
Fair value DVA on derivative and structured note liabilities related to the Firm’s credit quality	1,261	912
Investments in certain subsidiaries and other	1,032	802
Other intangible assets(b)	3,587	3,660

Total Tier 1 capital	142,450	132,971

Tier 2 capital
Long-term debt and other instruments qualifying as Tier 2	25,018	28,977
Qualifying allowance for credit losses	14,959	15,296
Adjustment for investments in certain subsidiaries and other	(211)	(171)

Total Tier 2 capital	39,766	44,102

Total qualifying capital	$182,216	$177,073

(a)	Primarily includes trust preferred capital debt securities of certain business trusts.

(b)	Goodwill and other intangible assets are net of any associated deferred tax liabilities.

Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments	12 Months Ended
Dec. 31, 2010
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments
Note 30 – Off-balance sheet lending-related financial instruments, guarantees and other commitments
JPMorgan Chase utilizes lending-related financial instruments (e.g., commitments and guarantees) to meet the financing needs of its customers. The contractual amount of these financial instruments represents the Firm’s maximum possible credit risk should the counterparty draw upon the commitment or the Firm be required to fulfill its obligation under the guarantee, and should the counterparty subsequently fail to perform according to the terms of the contract. Most of these commitments and guarantees expire without being drawn or a default occurring. As a result, the total contractual amount of these instruments is not, in the Firm’s view, representative of its actual future credit exposure or funding requirements.
To provide for the risk of loss inherent in wholesale and consumer (excluding credit card) related contracts, an allowance for credit losses on lending-related commitments is maintained. See Note 15 on pages 239–243 of this Annual Report for further discussion regarding the allowance for credit losses on lending-related commitments.
The following table summarizes the contractual amounts and carrying values of off-balance sheet lending-related financial instruments, guarantees and other commitments at December 31, 2010 and 2009. The amounts in the table below for credit card and home equity lending-related commitments represent the total available credit for these products. The Firm has not experienced, and does not anticipate, that all available lines of credit for these products will be utilized at the same time. The Firm can reduce or cancel credit card lines of credit by providing the borrower prior notice or, in some cases, without notice as permitted by law. The Firm may reduce or close home equity lines of credit when there are significant decreases in the value of the underlying property or when there has been a demonstrable decline in the creditworthiness of the borrower.
Off-balance sheet lending-related financial instruments, guarantees and other commitments

	Contractual amount			Carrying value(l)
December 31, (in millions)	2010	2009		2010		2009

Lending-related
Consumer, excluding credit card:
Home equity – senior lien	$16,060	$19,246			$—		$—
Home equity – junior lien	28,681	37,231			—		—
Prime mortgage	1,266	1,654			—		—
Subprime mortgage	—	—			—		—
Auto	5,246	5,467			2		7
Business banking	9,702	9,040			4		5
Student and other	579	2,189			—		—

Total consumer, excluding credit card	61,534	74,827			6		12

Credit card	547,227	569,113			—		—

Total consumer	608,761	643,940			6		12

Wholesale:
Other unfunded commitments to extend credit (a)(b)(c)	199,859	192,145			364		356
Asset purchase agreements(b)	—	22,685			—		126
Standby letters of credit and other financial guarantees(a)(c)(d)(e)	94,837	91,485			705		919
Unused advised lines of credit	44,720	35,673			—		—
Other letters of credit(a)(e)	6,663	5,167			2		1

Total wholesale	346,079	347,155			1,071		1,402

Total lending-related	$954,840	$991,095			$1,077		$1,414

Other guarantees and commitments
Securities lending indemnifications(f)	$181,717	$170,777		$	NA	$	NA
Derivatives qualifying as guarantees(g)	87,768	98,052	(k)		294		896	(k)
Unsettled reverse repurchase and securities borrowing agreements	39,927	48,187			—		—
Equity investment commitments(h)	2,468	2,374			—		—
Building purchase commitments	258	670			—		—
Other guarantees and commitments(i)	3,766	3,671			6		6
Loan sale and securitization-related indemnifications:
Repurchase liability(j)	NA	NA			3,285		1,705
Loans sold with recourse	10,982	13,544			153		271

(a)	At December 31, 2010 and 2009, represents the contractual amount net of risk participations totaling $542 million and $643 million, respectively, for other unfunded commitments to extend credit; $22.4 billion and $24.6 billion, respectively, for standby letters of credit and other financial guarantees; and $1.1 billion and $690 million, respectively, for other letters of credit. In regulatory filings with the Federal Reserve Board these commitments are shown gross of risk participations.

(b)	Upon the adoption of the accounting guidance related to VIEs, $24.2 billion of lending-related commitments between the Firm and Firm-administered multi-seller conduits were eliminated upon consolidation. The decrease in lending-related commitments was partially offset by the addition of $6.5 billion of unfunded commitments directly between the multi-seller conduits and clients; these unfunded commitments of the consolidated conduits are now included as off–balance sheet lending-related commitments of the Firm. The carrying value of asset purchase agreements of $126 million at December 31, 2009 was comprised of $18 million for the allowance for lending-related commitments; and $108 million for the guarantee liability and corresponding asset.

(c)	Includes credit enhancements and bond and commercial paper liquidity commitments to U.S. states and municipalities, hospitals and other not-for-profit entities of $43.4 billion and $44.1 billion, at December 31, 2010 and 2009, respectively.

(d)	At December 31, 2010 and 2009, includes unissued standby letters of credit commitments of $41.6 billion and $38.4 billion, respectively.

(e)	At December 31, 2010 and 2009, JPMorgan Chase held collateral relating to $37.8 billion and $31.5 billion, respectively, of standby letters of credit; and $2.1 billion and $1.3 billion, respectively, of other letters of credit.

(f)	At December 31, 2010 and 2009, collateral held by the Firm in support of securities lending indemnification agreements was $185.0 billion and $173.2 billion, respectively. Securities lending collateral comprises primarily cash, and securities issued by governments that are members of the Organisation for Economic Co-operation and Development (“OECD”) and U.S. government agencies.

(g)	Represents notional amounts of derivatives qualifying as guarantees. The carrying value at December 31, 2010 and 2009, reflects derivative payables of $390 million and $974 million, respectively, less derivative receivables of $96 million and $78 million, respectively.

(h)	At December 31, 2010 and 2009, includes unfunded commitments of $1.0 billion and $1.5 billion, respectively, to third-party private equity funds that are generally fair valued at net asset value as discussed in Note 3 on pages 170–187 of this Annual Report; and $1.4 billion and $897 million, respectively, to other equity investments.

(i)	Amounts include letters of credit hedged by derivative transactions and managed on a market risk basis.

(j)	Represents estimated repurchase liability related to indemnifications for breaches of representations and warranties in loan sale and securitization agreements. For additional information, see Loan sale and securitization-related indemnifications on pages 278–279 of this Note.

(k)	The prior period has been revised to conform to current presentation.

(l)	For lending-related products the carrying value represents the allowance for lending-related commitments and the fair value of the guarantee liability, for derivative-related products the carrying value represents the fair value. For all other products the carrying value represents the valuation reserve.
Other unfunded commitments to extend credit
Other unfunded commitments to extend credit are generally comprised of commitments for working capital and general corporate purposes as well as extensions of credit to support commercial paper facilities and bond financings in the event that those obligations cannot be remarketed to new investors.
Also included in other unfunded commitments to extend credit are commitments to noninvestment-grade counterparties in connection with leveraged and acquisition finance activities which were  $5.9 billion and  $7.0 billion at December 31, 2010 and 2009, respectively. For further information, see Note 3 and Note 4 on pages 170–187 and 187–189 respectively, of this Annual Report.
Guarantees
U.S. GAAP requires that a guarantor recognize, at the inception of a guarantee, a liability in an amount equal to the fair value of the obligation undertaken in issuing the guarantee. U.S. GAAP defines a guarantee as a contract that contingently requires the guarantor to pay a guaranteed party based upon: (a) changes in an underlying asset, liability or equity security of the guaranteed party; or (b) a third party’s failure to perform under a specified agreement. The Firm considers the following off–balance sheet lending-related arrangements to be guarantees under U.S. GAAP: certain asset purchase agreements, standby letters of credit and financial guarantees, securities lending indemnifications, certain indemnification agreements included within third-party contractual arrangements and certain derivative contracts.
As required by U.S. GAAP, the Firm initially records guarantees at the inception date fair value of the obligation assumed (e.g., the amount of consideration received, the net present value of the premium receivable). For certain types of guarantees, the Firm records this fair value amount in other liabilities with an offsetting entry recorded in cash (for premiums received), or other assets (for premiums receivable). Any premium receivable recorded in other assets is reduced as cash is received under the contract, and the fair value of the liability recorded at inception is amortized into income as lending- and deposit-related fees over the life of the guarantee contract. For indemnifications provided in sales agreements, a portion of the sale proceeds is allocated to the guarantee, which adjusts the gain or loss that would otherwise result from the transaction. For these indemnifications, the initial liability is amortized to income as the Firm’s risk is reduced (i.e., over time or when the indemnification expires). Any contingent liability that exists as a result of issuing the guarantee or indemnification is recognized when it become probable and reasonably estimable. The contingent portion of the liability is not recognized if the estimated amount is less than the carrying amount of the liability recognized at inception (adjusted for any amortization). The recorded amounts of the liabilities related to guarantees and indemnifications at December 31, 2010 and 2009, excluding the allowance for credit losses on lending-related commitments, are discussed in footnote (b) to the table above and below in this Note on pages 276–280.
Standby letters of credit
Standby letters of credit (“SBLC”) and other financial guarantees are conditional lending commitments issued by the Firm to guarantee the performance of a customer to a third party under certain arrangements, such as commercial paper facilities, bond financings, acquisition financings, trade and similar transactions. The carrying values of standby and other letters of credit were  $707 million and  $920 million at December 31, 2010 and 2009, respectively, which were classified in accounts payable and other liabilities on the Consolidated Balance Sheets; these carrying values include  $347 million and  $553 million, respectively, for the allowance for lending-related commitments, and  $360 million and  $367 million, respectively, for the guarantee liability and corresponding asset.

The following table presents standby letters of credit and other letters of credit arrangements by the ratings profiles of the Firm’s customers as of December 31, 2010 and 2009.
Standby letters of credit and other financial guarantees and other letters of credit

	2010		2009
	Standby letters		Standby letters
	of credit and other	Other letters	of credit and other	Other letters
December 31, (in millions)	financial guarantees	of credit	financial guarantees	of credit

Investment-grade(a)	$70,236	$5,289	$66,786	$3,861
Noninvestment-grade(a)	24,601	1,374	24,699	1,306

Total contractual amount(b)	94,837 (c)	6,663	91,485 (c)	5,167

Allowance for lending-related commitments	345	2	552	1
Commitments with collateral	37,815	2,127	31,454	1,315

(a)	The ratings scale is based on the Firm’s internal ratings which generally correspond to ratings as defined by S&P and Moody’s.

(b)	At December 31, 2010 and 2009, represents the contractual amount net of risk participations totaling $22.4 billion and $24.6 billion, respectively, for standby letters of credit and other financial guarantees; and $1.1 billion and $690 million, respectively, for other letters of credit. In regulatory filings with the Federal Reserve these commitments are shown gross of risk participations.

(c)	At December 31, 2010 and 2009, includes unissued standby letters of credit commitments of $41.6 billion and $38.4 billion, respectively.
Indemnification agreements – general
In connection with issuing securities to investors, the Firm may enter into contractual arrangements with third parties that require the Firm to make a payment to them in the event of a change in tax law or an adverse interpretation of tax law. In certain cases, the contract also may include a termination clause, which would allow the Firm to settle the contract at its fair value in lieu of making a payment under the indemnification clause. The Firm may also enter into indemnification clauses in connection with the licensing of software to clients (“software licensees”) or when it sells a business or assets to a third party (“third-party purchasers”), pursuant to which it indemnifies software licensees for claims of liability or damages that may occur subsequent to the licensing of the software, or third-party purchasers for losses they may incur due to actions taken by the Firm prior to the sale of the business or assets. It is difficult to estimate the Firm’s maximum exposure under these indemnification arrangements, since this would require an assessment of future changes in tax law and future claims that may be made against the Firm that have not yet occurred. However, based on historical experience, management expects the risk of loss to be remote.
Securities lending indemnification
Through the Firm’s securities lending program, customers’ securities, via custodial and non-custodial arrangements, may be lent to third parties. As part of this program, the Firm provides an indemnification in the lending agreements which protects the lender against the failure of the third-party borrower to return the lent securities in the event the Firm did not obtain sufficient collateral. To minimize its liability under these indemnification agreements, the Firm obtains cash or other highly liquid collateral with a market value exceeding 100% of the value of the securities on loan from the borrower. Collateral is marked to market daily to help assure that collateralization is adequate. Additional collateral is called from the borrower if a shortfall exists, or collateral may be released to the borrower in the event of overcollateralization. If a borrower defaults, the Firm would use the collateral held to purchase replacement securities in the market or to credit the lending customer with the cash equivalent thereof. Also, as part of this program, the Firm invests cash collateral received from the borrower in accordance with approved guidelines.
Derivatives qualifying as guarantees
In addition to the contracts described above, the Firm transacts certain derivative contracts that meet the characteristics of a guarantee under U.S. GAAP. These contracts include written put options that require the Firm to purchase assets upon exercise by the option holder at a specified price by a specified date in the future. The Firm may enter into written put option contracts in order to meet client needs, or for trading purposes. The terms of written put options are typically five years or less. Derivative guarantees also include contracts such as stable value derivatives that require the Firm to make a payment of the difference between the market value and the book value of a counterparty’s reference portfolio of assets in the event that market value is less than book value and certain other conditions have been met. Stable value derivatives, commonly referred to as “stable value wraps”, are transacted in order to allow investors to realize investment returns with less volatility than an unprotected portfolio and are typically longer-term or may have no stated maturity, but allow the Firm to terminate the contract under certain conditions.
Derivative guarantees are recorded on the Consolidated Balance Sheets at fair value in trading assets and trading liabilities. The total notional amount of the derivatives that the Firm deems to be guarantees was  $87.8 billion and  $98.1 billion at December 31, 2010 and 2009, respectively. The notional amount generally represents the Firm’s maximum exposure to derivatives qualifying as guarantees. However, exposure to certain stable value derivatives is contractually limited to a substantially lower percentage of the notional amount; the notional amount on these stable value contracts was  $25.9 billion and  $24.9 billion and the maximum exposure to loss was  $2.7 billion and  $2.5 billion, at December 31, 2010 and 2009, respectively. The fair values of the contracts reflects the probability of whether the Firm will be required to perform under the contract. The fair value related to derivative guarantees were derivative payables of  $390 million and  $974 million and derivative receivables of  $96 million and  $78 million at December 31, 2010 and 2009, respectively. The Firm reduces exposures to these contracts by entering into offsetting transactions, or by entering into contracts that hedge the market risk related to the derivative guarantees.
In addition to derivative contracts that meet the characteristics of a guarantee, the Firm is both a purchaser and seller of credit protection in the credit derivatives market. For a further discussion of credit derivatives, see Note 6 on pages 191–199 of this Annual Report.
Unsettled reverse repurchase and securities borrowing agreements
In the normal course of business, the Firm enters into reverse repurchase agreements and securities borrowing agreements that settle at a future date. At settlement, these commitments require that the Firm advance cash to and accept securities from the counterparty. These agreements generally do not meet the definition of a derivative, and therefore, are not recorded on the Consolidated Balance Sheets until settlement date. At December 31, 2010 and 2009, the amount of commitments related to forward starting reverse repurchase agreements and securities borrowing agreements were  $14.4 billion and  $23.4 billion, respectively. Commitments related to unsettled reverse repurchase agreements and securities borrowing agreements with regular way settlement periods were  $25.5 billion and  $24.8 billion at December 31, 2010 and 2009, respectively.
Building purchase commitments
In connection with the Bear Stearns merger, the Firm succeeded to an operating lease arrangement for the building located at 383 Madison Avenue in New York City (the “Synthetic Lease”). Under the terms of the Synthetic Lease, the Firm was obligated to a maximum residual value guarantee of approximately  $670 million if the building were sold and the proceeds of the sale were insufficient to satisfy the lessor’s debt obligation. Effective November 1, 2010, the lease expired and the Firm purchased the property recognizing the  $670 million purchase price in premises and equipment.
On December 15, 2010, the Firm entered into an agreement to purchase the leasehold property at 60 Victoria Embankment in London, a building the Firm has leased since 1991, for approximately  $253 million. The purchase of this building is expected to close in the second quarter of 2011.
Loan sale and securitization-related indemnifications
Indemnifications for breaches of representations and warranties
In connection with the Firm’s loan sale and securitization activities with the GSEs and other loan sale and private-label securitization transactions, as described in Notes 14 and 16 on pages 220–238 and 244–259, respectively, of this Annual Report, the Firm has made representations and warranties that the loans sold meet certain requirements. For transactions with the GSEs, these representations include type of collateral, underwriting standards, validity of certain borrower representations in connection with the loan, that primary mortgage insurance is in force for any mortgage loan with an LTV ratio greater than 80%, and the use of the GSEs’ standard legal documentation. The Firm may be, and has been, required to repurchase loans and/or indemnify the GSEs and other investors for losses due to material breaches of these representations and warranties; however, predominantly all of the repurchase demands received by the Firm and the Firm’s losses realized to date are related to loans sold to the GSEs. Generally, the maximum amount of future payments the Firm would be required to make for breaches of these representations and warranties would be equal to the unpaid principal balance of such loans that are deemed to have defects sold to purchasers (including securitization-related SPEs) plus, in certain circumstances, accrued and unpaid interest on such loans and certain expense.
Subsequent to the Firm’s acquisition of certain assets and liabilities of Washington Mutual from the FDIC in September 2008, the Firm resolved and/or limited certain current and future repurchase demands for loans sold to the GSEs by Washington Mutual, although it remains the Firm’s position that such obligations remain with the FDIC receivership. Nevertheless, certain payments have been made with respect to certain of the then current and future repurchase demands, and the Firm will continue to evaluate and may pay certain future repurchase demands related to individual loans. In addition to the payments already made, the Firm has a remaining repurchase liability of approximately  $190 million as of December 31, 2010, relating to unresolved and future demands on the Washington Mutual portfolio.
The primary reasons for repurchase demands from the GSEs relate to alleged misrepresentations primarily driven by: (i) credit quality and/or undisclosed debt of the borrower; (ii) income level and/or employment status of the borrower; and (iii) appraised value of collateral. Ineligibility of the borrower for the particular product, mortgage insurance rescissions and missing documentation are other reasons for repurchase demands.
Beginning in 2009, mortgage insurers more frequently rescinded mortgage insurance coverage. The successful rescission of mortgage insurance typically results in a violation of representations and warranties made to the GSEs and, therefore, has been a significant cause of repurchase demands from the GSEs. The Firm actively reviews all rescission notices from mortgage insurers and contests them when appropriate. In addition, the Firm is engaged in discussions with various mortgage insurers on their rights and practices related to rescinding mortgage insurance coverage. The Firm has entered into agreements with two mortgage insurers to make processes more efficient and reduce exposure on claims on certain portfolios for which the Firm is a servicer. The impact of these agreements is reflected in the repurchase liability as of December 31, 2010.
When the Firm accepts a repurchase demand from one of the GSEs, the Firm may either (a) repurchase the loan or the underlying collateral from the GSE at the unpaid principal balance of the loan plus accrued interest, or (b) reimburse the GSE for its realized loss on a liquidated property (a “make-whole” payment).
To estimate the Firm’s repurchase liability arising from breaches of representations and warranties, the Firm considers:
(i)	the level of current unresolved repurchase demands and mortgage insurance rescission notices,

(ii)	estimated probable future repurchase demands based upon loans that are or ever have been 90 days past due considering historical experience,
(iii)	the potential ability of the Firm to cure the defects identified in the repurchase demands,
(iv)	the estimated severity of loss upon repurchase of the loan or collateral, make-whole settlement, or indemnification,
(v)	the Firm’s potential ability to recover its losses from third-party originators, and
(vi)	the terms of agreements with certain mortgage insurers and other parties.
Based on these factors, the Firm has recognized a repurchase liability of  $3.3 billion and  $1.7 billion, including the Washington Mutual liability described above, as of December 31, 2010 and 2009, respectively, which is reported in accounts payable and other liabilities net of probable recoveries from third parties.
Substantially all of the estimates and assumptions underlying the Firm’s established methodology for computing its recorded repurchase liability – including factors such as the amount of probable future demands from purchasers, the ability of the Firm to cure identified defects, the severity of loss upon repurchase or foreclosure, and recoveries from third parties – require application of a significant level of management judgment. Estimating the repurchase liability is further complicated by limited and rapidly changing historical data and uncertainty surrounding numerous external factors, including: (i) macro-economic factors, and (ii) the level of future demands, which is dependent, in part, on actions taken by third parties such as the GSEs and mortgage insurers. While the Firm uses the best information available to it in estimating its repurchase liability, the estimation process is inherently uncertain and imprecise and, accordingly, losses in excess of the amounts accrued as of December 31, 2010 are reasonably possible.
The Firm believes the estimate of the range of reasonably possible losses, in excess of reserves established, for its repurchase liability is from  $0 to approximately  $2 billion at December 31, 2010. This estimated range of reasonably possible loss is based on an assumed peak to trough decline in home prices of 46%, which is an additional 12 percentage point decline in home prices beyond the Firm’s current assumptions. Such a decline could increase the level of loan delinquencies, thereby potentially increasing the repurchase demand rate from the GSEs and increasing loss severity on repurchased loans, each of which could affect the Firm’s repurchase liability. The Firm does not consider such a further decline in home prices to be likely to occur, and actual repurchase losses could vary significantly from the Firm’s recorded repurchase liability or this estimate of reasonably possible additional losses, depending on the outcome of various factors, including those considered above.
The following table summarizes the change in the repurchase liability for each of the periods presented.
Summary of changes in repurchase liability

Year ended December 31,
(in millions)	2010		2009		2008

Repurchase liability at beginning of period	$1,705		$1,093		$15
Realized losses(a)	(1,423)		(1,253	)(c)	(155)
Provision for repurchase losses	3,003		1,865		1,233	(d)

Repurchase liability at end of period	$3,285	(b)	$1,705		$1,093

(a)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. For the years ended December 31, 2010, 2009 and 2008, make-whole settlements were $632 million, $277 million and $34 million, respectively.
(b)	Includes $190 million at December 31, 2010, related to future demands on loans sold by Washington Mutual to the GSEs.

(c)	Includes the Firm’s resolution of certain current and future repurchase demands for certain loans sold by Washington Mutual.

(d)	Includes a repurchase liability assumed for certain loans sold by Washington Mutual; this assumed liability was reported as a reduction of the extraordinary gain rather than as a charge to the provision for credit losses.
Loans sold with recourse
The Firm provides servicing for mortgages and certain commercial lending products on both a recourse and nonrecourse basis. In nonrecourse servicing, the principal credit risk to the Firm is the cost of temporary servicing advances of funds (i.e., normal servicing advances). In recourse servicing, the servicer agrees to share credit risk with the owner of the mortgage loans, such as Fannie Mae or Freddie Mac or a private investor, insurer or guarantor. Losses on recourse servicing predominantly occur when foreclosure sales proceeds of the property underlying a defaulted loan are less than the sum of the outstanding principal balance, plus accrued interest on the loan and the cost of holding and disposing of the underlying property. The Firm’s securitizations are predominantly nonrecourse, thereby effectively transferring the risk of future credit losses to the purchaser of the mortgage-backed securities issued by the trust. At December 31, 2010 and 2009, the unpaid principal balance of loans sold with recourse totaled  $11.0 billion and  $13.5 billion, respectively. The carrying value of the related liability that the Firm has recorded, which is representative of the Firm’s view of the likelihood it will have to perform under this guarantee, was  $153 million and  $271 million at December 31, 2010 and 2009, respectively.
Credit card charge-backs
Prior to November 1, 2008, the Firm was a partner with one of the leading companies in electronic payment services in a joint venture operating under the name of Chase Paymentech Solutions, LLC (the “joint venture”). The joint venture provided merchant processing services in the U.S. and Canada. The dissolution of the joint venture was completed on November 1, 2008, and JPMorgan Chase retained approximately 51% of the business under the Chase Paymentech name.

Under the rules of Visa USA, Inc., and MasterCard International, JPMorgan Chase Bank, N.A., is liable primarily for the amount of each processed credit card sales transaction that is the subject of a dispute between a cardmember and a merchant. If a dispute is resolved in the cardmember’s favor, Chase Paymentech will (through the cardmember’s issuing bank) credit or refund the amount to the cardmember and will charge back the transaction to the merchant. If Chase Paymentech is unable to collect the amount from the merchant, Chase Paymentech will bear the loss for the amount credited or refunded to the cardmember. Chase Paymentech mitigates this risk by withholding future settlements, retaining cash reserve accounts or by obtaining other security. However, in the unlikely event that: (1) a merchant ceases operations and is unable to deliver products, services or a refund; (2) Chase Paymentech does not have sufficient collateral from the merchant to provide customer refunds; and (3) Chase Paymentech does not have sufficient financial resources to provide customer refunds, JPMorgan Chase Bank, N.A., would be liable for the amount of the transaction. For the year ended December 31, 2010, Chase Paymentech incurred aggregate credit losses of  $12 million on  $469.3 billion of aggregate volume processed, and at December 31, 2010, it held  $189 million of collateral. For the year ended December 31, 2009, Chase Paymentech incurred aggregate credit losses of  $11 million on  $409.7 billion of aggregate volume processed, and at December 31, 2009, it held  $213 million of collateral. For the year ended December 31, 2008, Chase Paymentech incurred aggregate credit losses of  $13 million on  $713.9 billion of aggregate volume processed, and at December 31, 2008, it held  $222 million of collateral. The Firm believes that, based on historical experience and the collateral held by Chase Paymentech, the fair value of the Firm’s charge back-related obligations, which are representative of the payment or performance risk to the Firm, is immaterial.
Exchange and clearinghouse guarantees
The Firm is a member of several securities and futures exchanges and clearinghouses, both in the U.S. and other countries. Membership in some of these organizations requires the Firm to pay a pro rata share of the losses incurred by the organization as a result of the default of another member. Such obligations vary with different organizations. These obligations may be limited to members who dealt with the defaulting member or to the amount (or a multiple of the amount) of the Firm’s contribution to a member’s guarantee fund, or, in a few cases, the obligation may be unlimited. It is difficult to estimate the Firm’s maximum exposure under these membership agreements, since this would require an assessment of future claims that may be made against the Firm that have not yet occurred. However, based on historical experience, management expects the risk of loss to be remote.

Commitments, Pledged Assets, Collateral and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments, pledged assets, collateral and contingencies [Abstract]
Commitments, pledged assets, collateral and contingencies
Note 31 – Commitments, pledged assets, collateral and contingencies
Lease commitments
At December 31, 2010, JPMorgan Chase and its subsidiaries were obligated under a number of noncancelable operating leases for premises and equipment used primarily for banking purposes, and for energy-related tolling service agreements. Certain leases contain renewal options or escalation clauses providing for increased rental payments based on maintenance, utility and tax increases, or they require the Firm to perform restoration work on leased premises. No lease agreement imposes restrictions on the Firm’s ability to pay dividends, engage in debt or equity financing transactions or enter into further lease agreements.
The following table presents required future minimum rental payments under operating leases with noncancelable lease terms that expire after December 31, 2010.

Year ended December 31, (in millions)

2011	$1,884
2012	1,804
2013	1,674
2014	1,497
2015	1,363
After 2015	7,778

Total minimum payments required(a)	16,000
Less: Sublease rentals under noncancelable subleases	(1,848)

Net minimum payment required	$14,152

(a)	Lease restoration obligations are accrued in accordance with U.S. GAAP, and are not reported as a required minimum lease payment.
Total rental expense was as follows.

Year ended December 31,
(in millions)	2010	2009	2008

Gross rental expense	$2,212	$1,884	$1,917
Sublease rental income	(545)	(172)	(415)

Net rental expense	$1,667	$1,712	$1,502

Pledged assets
At December 31, 2010, assets were pledged to collateralize repurchase agreements, other securities financing agreements, derivative transactions and for other purposes, including to secure borrowings and public deposits. Certain of these pledged assets may be sold or repledged by the secured parties and are identified as financial instruments owned (pledged to various parties) on the Consolidated Balance Sheets. In addition, at December 31, 2010 and 2009, the Firm had pledged  $288.7 billion and  $344.6 billion, respectively, of financial instruments it owns that may not be sold or repledged by the secured parties. The significant components of the Firm’s pledged assets were as follows.

December 31, (in billions)	2010	2009

Securities	$112.1	$155.3
Loans	214.8	285.5
Trading assets and other	123.2	84.6

Total assets pledged(a)	$450.1	$525.4

(a)	Total assets pledged do not include assets of consolidated VIEs; these assets are used to settle the liabilities of those entities. See Note 16 on pages 244–259 of this Annual Report for additional information on assets and liabilities of consolidated VIEs.
Collateral
At December 31, 2010 and 2009, the Firm had accepted assets as collateral that it could sell or repledge, deliver or otherwise use with a fair value of approximately  $655.0 billion and  $635.6 billion, respectively. This collateral was generally obtained under resale agreements, securities borrowing agreements, customer margin loans and derivative agreements. Of the collateral received, approximately  $521.3 billion and  $472.7 billion were sold or repledged, generally as collateral under repurchase agreements, securities lending agreements or to cover short sales and to collateralize deposits and derivative agreements. The reporting of collateral sold or repledged was revised in 2010 to include certain securities used to cover short sales and to collateralize deposits and derivative agreements. Prior period amounts have been revised to conform to the current presentation. This revision had no impact on the Firm’s Consolidated Balance Sheets or its results of operations.
Contingencies
In 2008, the Firm resolved with the IRS issues related to compliance with reporting and withholding requirements for certain accounts transferred to The Bank of New York Mellon Corporation (“BNYM”) in connection with the Firm’s sale to BNYM of its corporate trust business. The resolution of these issues did not have a material effect on the Firm.

Litigation	12 Months Ended
Dec. 31, 2010
Litigation [Abstract]
Litigation
Note 32 – Litigation
As of December 31, 2010, the Firm and its subsidiaries are defendants or putative defendants in more than 10,000 legal proceedings, in the form of regulatory/government investigations as well as private, civil litigations. The litigations range from individual actions involving a single plaintiff to class action lawsuits with potentially millions of class members. Investigations involve both formal and informal proceedings, by both governmental agencies and self-regulatory organizations. These legal proceedings are at varying stages of adjudication, arbitration or investigation, and involve each of the Firm’s lines of business and geographies and a wide variety of claims (including common law tort and contract claims and statutory antitrust, securities and consumer protection claims), some of which present novel claims or legal theories.
The Firm believes the estimate of the aggregate range of reasonably possible losses, in excess of reserves established, for its legal proceedings is from  $0 to approximately  $4.5 billion at December 31, 2010. This estimated aggregate range of reasonably possible losses is based upon currently available information for those proceedings in which the Firm is involved, taking into account the Firm’s best estimate of such losses for those cases for which such estimate can be made. For certain cases, the Firm does not believe that an estimate can currently be made. The Firm's estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants (including the Firm) in many of such proceedings whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the proceedings (including issues regarding class certification and the scope of many of the claims), and the attendant uncertainty of the various potential outcomes of such proceedings. Accordingly, the Firm’s estimate will change from time to time, and actual losses may be more than the current estimate.
Set forth below are descriptions of the Firm’s material legal proceedings.
Auction-Rate Securities Investigations and Litigation. Beginning in March 2008, several regulatory authorities initiated investigations of a number of industry participants, including the Firm, concerning possible state and federal securities law violations in connection with the sale of auction-rate securities. The market for many such securities had frozen and a significant number of auctions for those securities began to fail in February 2008.
The Firm, on behalf of itself and affiliates, agreed to a settlement in principle with the New York Attorney General’s Office which provided, among other things, that the Firm would offer to purchase at par certain auction-rate securities purchased from J.P. Morgan Securities LLC (“JPMorgan Securities”; formerly J.P. Morgan Securities Inc.), Chase Investment Services Corp. and Bear, Stearns & Co. Inc. by individual investors, charities and small- to medium-sized businesses. The Firm also agreed to a substantively similar settlement in principle with the Office of Financial Regulation for the State of Florida and the North American Securities Administrator Association (“NASAA”) Task Force, which agreed to recommend approval of the settlement to all remaining states, Puerto Rico and the U.S. Virgin Islands. The Firm has finalized the settlement agreements with the New York Attorney General’s Office and the Office of Financial Regulation for the State of Florida. The settlement agreements provide for the payment of penalties totaling  $25 million to all states. The Firm is currently in the process of finalizing consent agreements with NASAA’s member states; over 40 of these consent agreements have been finalized to date.
The Firm also faces a number of civil actions relating to the Firm’s sales of auction-rate securities, including a putative securities class action in the United States District Court for the Southern District of New York that seeks unspecified damages, and individual arbitrations and lawsuits in various forums brought by institutional and individual investors that, together, seek damages totaling more than  $200 million relating to the Firm’s sales of auction-rate securities. One action is brought by an issuer of auction-rate securities. The actions generally allege that the Firm and other firms manipulated the market for auction-rate securities by placing bids at auctions that affected these securities’ clearing rates or otherwise supported the auctions without properly disclosing these activities. Some actions also allege that the Firm misrepresented that auction-rate securities were short-term instruments. The Firm has filed motions to dismiss each of the actions, which are being coordinated before the Southern District. These motions are currently pending.
Additionally, the Firm was named in two putative antitrust class actions in the United States District Court for the Southern District of New York. The actions allege that the Firm, along with numerous other financial institution defendants, colluded to maintain and stabilize the auction-rate securities market and then to withdraw their support for the auction-rate securities market. In January 2010, the District Court dismissed both actions. The Second Circuit Court of Appeals consolidated the two appeals. That appeal is currently pending.
Bear Stearns Hedge Fund Matters. Bear Stearns, certain current or former subsidiaries of Bear Stearns, including Bear Stearns Asset Management, Inc. (“BSAM”) and Bear, Stearns & Co. Inc., and certain current or former Bear Stearns employees are named defendants (collectively the “Bear Stearns defendants”) in multiple civil actions and arbitrations relating to alleged losses of more than  $1 billion resulting from the failure of the Bear Stearns High Grade Structured Credit Strategies Master Fund, Ltd. (the “High Grade Fund”) and the Bear Stearns High Grade Structured Credit Strategies Enhanced Leverage Master Fund, Ltd. (the “Enhanced Leverage Fund”) (collectively, the “Funds”). BSAM served as investment manager for both of the Funds, which were organized such that there were U.S. and Cayman Islands “feeder funds” that invested substantially all their assets, directly or indirectly, in the Funds. The Funds are in liquidation.
There are currently four civil actions pending in the United States District Court for the Southern District of New York relating to the Funds. Two of these actions involve derivative lawsuits brought on behalf of purchasers of partnership interests in the two U.S. feeder funds, alleging that the Bear Stearns defendants mismanaged the Funds and made material misrepresentations to and/or withheld information from investors in the feeder funds. These actions seek, among other things, unspecified compensatory damages based on alleged investor losses. The third action, brought by the Joint Voluntary Liquidators of the Cayman Islands feeder funds, makes allegations similar to those asserted in the derivative lawsuits related to the U.S. feeder funds, and seeks compensatory and punitive damages. Motions to dismiss in these three cases have been granted in part and denied in part. An agreement in principle has been reached, pursuant to which BSAM would pay a maximum of approximately  $19 million to settle the one derivative action relating to the feeder fund to the High Grade Fund. BSAM has reserved the right not to proceed with this settlement if plaintiff is unable to secure the participation of investors whose net contributions meet a prescribed percentage of the aggregate net contributions to the High Grade Fund. The agreement in principle remains subject to documentation and approval by the Court. Discovery in the other two actions is ongoing.
The fourth action was brought by Bank of America and Banc of America Securities LLC (together “BofA”) alleging breach of contract and fraud in connection with a May 2007  $4 billion securitization, known as a “CDO-squared,” for which BSAM served as collateral manager. This securitization was composed of certain collateralized debt obligation (“CDO”) holdings that were purchased by BofA from the Funds. Bank of America seeks in excess of  $3 billion in damages. Defendants’ motion to dismiss in this action was largely denied, an amended complaint was filed and discovery is ongoing.
Bear Stearns Shareholder Litigation and Related Matters. Various shareholders of Bear Stearns have commenced purported class actions against Bear Stearns and certain of its former officers and/or directors on behalf of all persons who purchased or otherwise acquired common stock of Bear Stearns between December 14, 2006 and March 14, 2008 (the “Class Period”). During the Class Period Bear Stearns had between 115 and 120 million common shares outstanding, and the price of those securities declined from a high of  $172.61 to a low of  $30 at the end of the period. The actions, originally commenced in several federal courts, allege that the defendants issued materially false and misleading statements regarding Bear Stearns’ business and financial results and that, as a result of those false statements, Bear Stearns’ common stock traded at artificially inflated prices during the Class Period. Separately, several individual shareholders of Bear Stearns have commenced or threatened to commence arbitration proceedings and lawsuits asserting claims similar to those in the putative class actions. In addition, Bear Stearns and certain of its former officers and/or directors have also been named as defendants in a number of purported class actions commenced in the United States District Court for the Southern District of New York seeking to represent the interests of participants in the Bear Stearns Employee Stock Ownership Plan (“ESOP”) during the time period of December 2006 to March 2008. These actions, brought under the Employee Retirement Income Security Act (“ERISA”), allege that defendants breached their fiduciary duties to plaintiffs and to the other participants and beneficiaries of the ESOP by (a) failing to manage prudently the ESOP’s investment in Bear Stearns securities; (b) failing to communicate fully and accurately about the risks of the ESOP’s investment in Bear Stearns stock; (c) failing to avoid or address alleged conflicts of interest; and (d) failing to monitor those who managed and administered the ESOP.
Bear Stearns, former members of Bear Stearns’ Board of Directors and certain of Bear Stearns’ former executive officers have also been named as defendants in two purported shareholder derivative suits, subsequently consolidated into one action, pending in the United States District Court for the Southern District of New York. Plaintiffs are asserting claims for breach of fiduciary duty, violations of federal securities laws, waste of corporate assets and gross mismanagement, unjust enrichment, abuse of control and indemnification and contribution in connection with the losses sustained by Bear Stearns as a result of its purchases of subprime loans and certain repurchases of its own common stock. Certain individual defendants are also alleged to have sold their holdings of Bear Stearns common stock while in possession of material nonpublic information. Plaintiffs seek compensatory damages in an unspecified amount. Plaintiffs later filed a second amended complaint asserting, for the first time, purported class action claims, as well as new allegations concerning events that took place in March 2008.
All of the above-described actions filed in federal courts were ordered transferred and joined for pre-trial purposes before the United States District Court for the Southern District of New York. Defendants moved to dismiss the purported securities class action, the shareholders’ derivative action and the ERISA action. In January 2011, the District Court granted the motions to dismiss the derivative and ERISA actions, and denied the motion as to the securities action. Plaintiffs in the derivative action have filed a motion for reconsideration of the dismissal. Discovery will now commence in the securities action.
City of Milan Litigation and Criminal Investigation. In January 2009, the City of Milan, Italy (the “City”) issued civil proceedings against (among others) JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Ltd. (together, “JPMorgan Chase”) in the District Court of Milan. The proceedings relate to (a) a bond issue by the City in June 2005 (the “Bond”) and (b) an associated swap transaction, which was subsequently restructured on a number of occasions between 2005 and 2007 (the “Swap”). The City seeks damages and/or other remedies against JPMorgan Chase (among others) on the grounds of alleged “fraudulent and deceitful acts” and alleged breach of advisory obligations by JPMorgan Chase (among others) in connection with the Swap and the Bond, together with related swap transactions with other counterparties. The civil proceedings continue and there will be an initial hearing on March 9, 2011. JPMorgan Chase Bank, N.A. will seek an adjournment on the grounds that it has filed a challenge to the Italian Supreme Court’s jurisdiction over JPMorgan Chase Bank, N.A., which has yet to be decided. The judge directed four current and former JPMorgan Chase personnel and JPMorgan Chase Bank, N.A. (as well as other individuals and three other banks) to go forward to a full trial that started in May 2010. Although the Firm is not charged with any crime and does not face criminal liability, if one or more of its employees were found guilty, the Firm could be subject to administrative sanctions, including restrictions on its ability to conduct business in Italy and monetary penalties. In the initial hearings, the City successfully applied to join some of the claims in the civil proceedings against the individuals and JPMorgan Chase Bank, N.A. to the criminal proceedings. In addition, a consumer association has also been given leave to join the criminal proceedings to seek damages from the defendant banks.
Enron Litigation. JPMorgan Chase and certain of its officers and directors are involved in several lawsuits that together seek substantial damages arising out of the Firm’s banking relationships with Enron Corp. and its subsidiaries (“Enron”). A number of actions and other proceedings against the Firm previously were resolved, including a class action lawsuit captioned Newby v. Enron Corp. and adversary proceedings brought by Enron’s bankruptcy estate. The remaining Enron-related actions include individual actions by Enron investors, an action by an Enron counterparty, and a purported class action filed on behalf of JPMorgan Chase employees who participated in the Firm’s 401(k) plan asserting claims under the ERISA for alleged breaches of fiduciary duties by JPMorgan Chase, its directors and named officers. That action has been dismissed, and is on appeal to the United States Court of Appeals for the Second Circuit.
Interchange Litigation. A group of merchants has filed a series of putative class action complaints in several federal courts. The complaints allege that VISA and MasterCard, as well as certain other banks and their respective bank holding companies, conspired to set the price of credit and debit card interchange fees, enacted respective association rules in violation of anti-trust laws, and engaged in tying/bundling and exclusive dealing. The complaint seeks unspecified damages and injunctive relief based on the theory that interchange would be lower or eliminated but for the challenged conduct. Based on publicly available estimates, Visa and MasterCard branded payment cards generated approximately  $40 billion of interchange fees industry-wide in 2009. All cases have been consolidated in the United States District Court for the Eastern District of New York for pretrial proceedings. The Court has dismissed all claims relating to periods prior to January 2004. The Court has not yet ruled on motions relating to the remainder of the case. Fact and expert discovery in the case have closed. The plaintiffs have filed a motion seeking class certification, and the defendants have opposed that motion. The Court has not yet ruled on the class certification motion.
In addition to the consolidated class action complaint, plaintiffs filed supplemental complaints challenging the initial public offerings (“IPOs”) of MasterCard and Visa (the “IPO Complaints”). With respect to the MasterCard IPO, plaintiffs allege that the offering violated Section 7 of the Clayton Act and Section 1 of the Sherman Act and that the offering was a fraudulent conveyance. With respect to the Visa IPO, plaintiffs are challenging the Visa IPO on antitrust theories parallel to those articulated in the MasterCard IPO pleading. Defendants have filed motions to dismiss the IPO Complaints. The Court has not yet ruled on those motions.
Investment Management Litigation. Four cases have been filed claiming that investment portfolios managed by JPMorgan Investment Management Inc. (“JPMorgan Investment Management”) were inappropriately invested in securities backed by subprime residential real estate collateral. Plaintiffs claim that JPMorgan Investment Management and related defendants are liable for losses of more than  $1 billion in market value of these securities. The first case was filed by NM Homes One, Inc. in federal District Court in New York, and the Court granted JPMorgan Chase Bank, N.A.’s motion to dismiss nine of plaintiff’s ten causes of action, leaving a breach of contract claim. The Court thereafter granted the plaintiff’s motion for reconsideration and reinstated the common law non-fraud claims for breach of fiduciary duty, negligence, and gross negligence. The plaintiff withdrew its claim for negligent misrepresentation. The Firm has filed a renewed motion to dismiss the common law non-fraud claims and a motion for judgment on the pleadings as to the breach of contract claim. In the second case, which was filed by Assured Guaranty (U.K.) in New York state court, the New York State Appellate Division allowed plaintiff to proceed with its claims for breach of fiduciary duty and gross negligence, and for breach of contract based on alleged violations of the Delaware Insurance Code. The Firm sought and has obtained leave to appeal to the New York State Court of Appeals the decision by the Appellate Division to allow the breach of fiduciary duty and gross negligence claims to proceed. In the third case, filed by Ambac Assurance UK Limited in New York state court, the lower court granted JPMorgan Investment Management’s motion to dismiss, and plaintiff has filed a notice of appeal. The fourth case was filed by CMMF LLP in New York state court; the lower court granted JPMorgan Investment Management’s motion to dismiss the claims, other than claims for breach of contract and negligent misrepresentation. The Appellate Division affirmed the lower court’s decision. Plaintiff has since filed an amended complaint seeking to assert claims under New York law for breach of fiduciary duty, gross negligence, breach of contract and negligent misrepresentation.
Lehman Brothers Bankruptcy Proceedings. In March 2010, the Examiner appointed by the Bankruptcy Court presiding over the Chapter 11 bankruptcy proceedings of Lehman Brothers Holdings Inc (“LBHI”) and several of its subsidiaries (collectively, “Lehman”) released a report as to his investigation into Lehman’s failure and related matters. The Examiner concluded that one common law claim potentially could be asserted against the Firm for contributing to Lehman’s failure, though he characterized the claim as “not strong.” The Examiner also opined that certain cash and securities collateral provided by LBHI to the Firm in the weeks and days preceding LBHI’s demise potentially could be challenged under the Bankruptcy Code’s fraudulent conveyance or preference provisions, though the Firm is of the view that its right to such collateral is protected by the Bankruptcy Code’s safe harbor provisions. In May 2010, LBHI and its Official Committee of Unsecured Creditors filed an adversary proceeding against JPMorgan Chase Bank, N.A. in the United States Bankruptcy Court for the Southern District of New York. The complaint asserts both federal bankruptcy law and state common law claims, and seeks, among other relief, to recover  $8.6 billion in collateral that was transferred to JPMorgan Chase Bank, N.A. in the week preceding LBHI’s bankruptcy. The complaint also seeks unspecified damages on the grounds that JPMorgan Chase Bank, N.A.’s collateral requests hastened LBHI’s demise. The Firm has moved to dismiss plaintiffs’ amended complaint in its entirety. The Firm also filed counterclaims against LBHI alleging that LBHI fraudulently induced the Firm to make large clearing advances to Lehman against inappropriate collateral, which left the Firm with more than  $25 billion in claims against the estate of Lehman’s broker-dealer, which could be unpaid if the Firm is required to return any collateral to Lehman. The case is in the early stages, with a trial scheduled for 2012. In addition, the Firm may also face claims in the liquidation proceeding pending before the same Bankruptcy Court under the Securities Investor Protection Act (“SIPA”) for LBHI’s U.S. broker-dealer subsidiary, Lehman Brothers Inc. (“LBI”). The SIPA Trustee has advised the Firm that certain of the securities and cash pledged as collateral for the Firm’s claims against LBI may be customer property free from any security interest in favor of the Firm. The Firm has also responded to various regulatory inquiries regarding the Lehman matter.
Madoff Litigation. JPMorgan Chase & Co., JPMorgan Chase Bank, N.A., JPMorgan Securities LLC, and JPMorgan Securities Ltd. have been named as defendants in a lawsuit brought by the trustee for the liquidation of Bernard L. Madoff Investment Securities LLC (the “Trustee”). The Trustee asserts 28 causes of action against JPMorgan Chase, 16 of which seek to avoid certain transfers (direct or indirect) made to JPMorgan Chase that are alleged to have been preferential or fraudulent under the federal Bankruptcy Code and the New York Debtor and Creditor Law. The remaining causes of action are for, among other things, aiding and abetting fraud, aiding and abetting breach of fiduciary duty, conversion and unjust enrichment. The complaint generally alleges that JPMorgan Chase, as Madoff’s long-time bank, facilitated the maintenance of Madoff’s Ponzi scheme and overlooked signs of wrongdoing in order to obtain profits and fees. The complaint purports to seek approximately  $6 billion in damages from JPMorgan Chase, and to recover approximately  $425 million in transfers that JPMorgan Chase allegedly received directly or indirectly from Bernard Madoff’s brokerage firm. JPMorgan Chase has filed a motion to return the case from the Bankruptcy Court to the District Court, and intends to seek the dismissal of all or most of the Trustee’s claims once that motion is decided.
Separately, J.P. Morgan Trust Company (Cayman) Limited, JPMorgan (Suisse) SA, and J.P. Morgan Securities Ltd. have been named as defendants in several suits in Bankruptcy Court and state and federal courts in New York arising out of the liquidation proceedings of Fairfield Sentry Limited and Fairfield Sigma Limited (together, “Fairfield”), so-called Madoff feeder funds. These actions advance theories of mistake and restitution and seek to recover payments previously made to defendants by the funds totaling approximately  $140 million.
Mortgage-Backed Securities Litigation and Regulatory Investigations. JPMorgan Chase and affiliates, Bear Stearns and affiliates and Washington Mutual and affiliates have been named as defendants in a number of cases in their various roles as issuer and/or underwriter in mortgage-backed securities (“MBS”) offerings. These cases include purported class action suits, actions by individual purchasers of securities and actions by insurance companies that guaranteed payments of principal and interest for particular tranches. Although the allegations vary by lawsuit, these cases generally allege that the offering documents for more than  $100 billion of securities issued by dozens of securitization trusts contained material misrepresentations and omissions, including statements regarding the underwriting standards pursuant to which the underlying mortgage loans were issued.
In the actions against the Firm as an MBS issuer (and, in some cases, also as an underwriter of its own MBS offerings), three purported class actions are pending against JPMorgan Chase and Bear Stearns, and/or certain of their affiliates and current and former employees, in the United States District Courts for the Eastern and Southern Districts of New York. Defendants have moved to dismiss these actions. In addition, Washington Mutual affiliates, WaMu Asset Acceptance Corp. and WaMu Capital Corp., are defendants, along with certain former officers or directors of WaMu Asset Acceptance Corp., have been named as defendants in three now-consolidated purported class action cases pending in the Western District of Washington. Defendants’ motion to dismiss was granted in part to dismiss all claims relating to MBS offerings in which a named plaintiff was not a purchaser. Discovery is ongoing.
In other actions brought against the Firm as an MBS issuer (and, in some cases, also as an underwriter) certain JPMorgan Chase entities, several Bear Stearns entities, and certain Washington Mutual affiliates are defendants in nine separate individual actions commenced by the Federal Home Loan Banks of Pittsburgh, Seattle, San Francisco, Chicago, Indianapolis and Atlanta in various state courts around the country; and certain JPMorgan Chase, Bear Stearns and Washington Mutual entities are also among the defendants named in separate individual actions commenced by Cambridge Place Investment Management Inc. in Massachusetts state court, by The Charles Schwab Corporation in state court in California and by Allstate in state court in New York.
EMC Mortgage Corporation (“EMC”), a subsidiary of JPMorgan Chase, is a defendant in four pending actions commenced by bond insurers that guaranteed payments of principal and interest on approximately  $3.6 billion of certain classes of seven different MBS offerings sponsored by EMC. Three of those actions, commenced by Assured Guaranty Corp., Ambac Assurance Corporation and Syncora Guarantee, Inc., respectively, are pending in the United States District Court for the Southern District of New York. The fourth action, commenced by CIFG Assurance North America, Inc., is pending in state court in Texas. In each action, plaintiff claims that the underlying mortgage loans had origination defects that purportedly violate certain representations and warranties given by EMC to plaintiffs, and that EMC has breached the relevant agreements between the parties by failing to repurchase allegedly defective mortgage loans. Each action seeks unspecified damages and an order compelling EMC to repurchase those loans.

In the actions against the Firm solely as an underwriter of other issuers’ MBS offerings, the Firm has contractual rights to indemnification from the issuers, but those indemnity rights may prove effectively unenforceable where the issuers are now defunct, such as affiliates of IndyMac Bancorp (“IndyMac Trusts”) and Thornburg Mortgage (“Thornburg”). With respect to the IndyMac Trusts, JPMorgan Securities, along with numerous other underwriters and individuals, is named as a defendant, both in its own capacity and as successor to Bear Stearns in a purported class action pending in the United States District Court for the Southern District of New York brought on behalf of purchasers of securities in various IndyMac Trust MBS offerings. The Court in that action has dismissed claims as to certain such securitizations, including all offerings in which no named plaintiff purchased securities, and allowed claims as to other offerings to proceed. Plaintiffs’ motion to certify a class of investors in certain offerings is pending, and discovery is ongoing. In addition, JPMorgan Securities and JPMorgan Chase are named as defendants in an individual action filed by the Federal Home Loan Bank of Pittsburgh in connection with a single offering by an affiliate of IndyMac Bancorp. Discovery in that action is ongoing. Separately, JPMorgan Securities, as successor to Bear, Stearns & Co. Inc., along with other underwriters and certain individuals, are defendants in an action pending in state court in California brought by MBIA Insurance Corp. (“MBIA”). The action relates to certain securities issued by IndyMac trusts in offerings in which Bear Stearns was an underwriter, and as to which MBIA provided guaranty insurance policies. MBIA purports to be subrogated to the rights of the MBS holders, and seeks recovery of sums it has paid and will pay pursuant to those policies. Discovery is ongoing. With respect to Thornburg, a Bear Stearns subsidiary is a named defendant in a purported class action pending in the United States District Court for the District of New Mexico along with a number of other financial institutions that served as depositors and/or underwriters for three Thornburg MBS offerings.
In addition to the above-described litigation, the Firm has also received, and responded to, a number of subpoenas and informal requests for information from federal authorities concerning mortgage-related matters, including inquiries concerning a number of transactions involving the Firm’s underwriting and issuance of MBS and its participation in offerings of certain collateralized debt obligations.
In addition to the above mortgage-related matters, the Firm is now a defendant in an action commenced by Deutsche Bank, described in more detail below with respect to the Washington Mutual Litigations.
Mortgage Foreclosure Investigations and Litigation. Multiple state and federal officials have announced investigations into the procedures followed by mortgage servicing companies and banks, including JPMorgan Chase & Co. and its affiliates, relating to foreclosure and loss mitigation processes. The Firm is cooperating with these investigations, and these investigations could result in material fines, penalties, equitable remedies (including requiring default servicing or other process changes), or other enforcement actions, as well as significant legal costs in responding to governmental investigations and additional litigation. Three purported class action lawsuits have also been filed against the Firm relating to its mortgage foreclosure procedures.
These investigations and actions follow the Firm’s decision in late September 2010 to commence a temporary suspension of obtaining mortgage foreclosure judgments in the states and territories that require a judicial foreclosure process. Subsequently, the Firm extended this temporary suspension to foreclosure sales in those states and territories that require a judicial foreclosure process, and to foreclosures and foreclosure sales in the majority of remaining states where a judicial process is not required, but where affidavits signed by Firm personnel may have been used as part of the foreclosure process. In mid-October, the Firm also temporarily suspended evictions in the states and territories in which it had suspended foreclosures and foreclosure sales, as well as in certain additional states in which an affidavit signed by Firm personnel may have been used in connection with eviction proceedings.
The Firm’s temporary suspension arose out of certain questions about affidavits of indebtedness prepared by local foreclosure counsel, signed by Firm employees and filed or used in mortgage foreclosure proceedings in certain states. Although the Firm believes, based on its work to date, that the statements in those affidavits of indebtedness regarding the fact of default and amount of indebtedness were materially accurate, in certain instances, the underlying review and verification of this information was performed by Firm personnel other than the affiants, or the affidavits may not have been properly notarized.
As of January 2011, the Firm has resumed initiation of new foreclosure proceedings in nearly all states in which it had previously suspended such proceedings, utilizing revised procedures in connection with the execution of affidavits and other documents used by Firm employees in the foreclosure process. The Firm is also in the process of reviewing pending foreclosure matters in these states to determine whether remediation of specific documentation is necessary, and intends to resume pending foreclosures as the review, and if necessary, remediation, of each pending matter is completed. The Firm intends to begin taking these same actions in all remaining states in the near future.
Municipal Derivatives Investigations and Litigation. The Department of Justice (in conjunction with the Internal Revenue Service), the Securities and Exchange Commission (“SEC”), a group of state attorneys general and the Office of the Comptroller of the Currency (“OCC”) have been investigating JPMorgan Chase and Bear Stearns for possible antitrust, securities and tax-related violations in connection with the bidding or sale of guaranteed investment contracts and derivatives to municipal issuers. The Philadelphia Office of the SEC provided notice to JPMorgan Securities that it intends to recommend that the SEC bring civil charges in connection with its investigation. JPMorgan Securities has responded to that notice, as well as to a separate notice that that Philadelphia Office of the SEC provided to Bear, Stearns & Co. Inc. The Firm has been cooperating with all of these investigations, and is seeking to resolve them on a negotiated basis.
Purported class action lawsuits and individual actions (the “Municipal Derivatives Actions”) have been filed against JPMorgan Chase and Bear Stearns, as well as numerous other providers and brokers, alleging antitrust violations in the reportedly  $100 billion to  $300 billion annual market for financial instruments related to municipal bond offerings referred to collectively as “municipal derivatives.” The Municipal Derivatives Actions have been consolidated in the United States District Court for the Southern District of New York. The Court denied in part and granted in part defendants’ motions to dismiss the purported class and individual actions, permitting certain claims to proceed against the Firm and others under federal and California state antitrust laws and under the California false claims act. Subsequently, a number of additional individual actions asserting substantially similar claims, including claims under New York and West Virginia state antitrust statutes, were filed against JPMorgan Chase, Bear Stearns and numerous other defendants. Most of these cases have been coordinated for pretrial purposes in the United States District Court for the Southern District of New York. The Firm is seeking to have the balance of these cases coordinated before the same court. Discovery is ongoing.
Following JPMorgan Securities’ settlement with the SEC in connection with certain Jefferson County, Alabama (the “County”) warrant underwritings and swap transactions, the County filed a complaint against the Firm and several other defendants in the Circuit Court of Jefferson County, Alabama. The suit alleges that the Firm made payments to certain third parties in exchange for being chosen to underwrite more than  $3 billion in warrants issued by the County and chosen as the counterparty for certain swaps executed by the County. In its complaint, Jefferson County alleges that the Firm concealed these third-party payments and that, but for this concealment, the County would not have entered into the transactions. The County further alleges that the transactions increased the risks of its capital structure and that, following the downgrade of certain insurers that insured the warrants, the County’s interest obligations increased and the principal due on a portion of its outstanding warrants was accelerated. The Court denied the Firm’s motion to dismiss the complaint. The Firm filed a mandamus petition with the Alabama Supreme Court, seeking immediate appellate review of this decision. The petition is now fully briefed and all proceedings have been stayed pending adjudication of the petition.
A putative class action was filed on behalf of sewer ratepayers against JPMorgan Chase and Bear Stearns and numerous other defendants, based on substantially the same alleged conduct described above. The Firm’s motion to dismiss the complaint for lack of standing was denied in January 2011.
Two insurance companies that guaranteed the payment of principal and interest on warrants issued by Jefferson County have filed separate actions against JPMorgan Chase (and one of the insurers has also named Jefferson County) in New York state court asserting that defendants fraudulently misled them into issuing the insurance coverage, based upon substantially the same alleged conduct described above and other alleged non-disclosures. One insurer claims that it insured an aggregate principal amount of nearly  $1.2 billion in warrants, and seeks unspecified damages in excess of  $400 million, as well as unspecified punitive damages. The other insurer claims that it insured an aggregate principal amount of more than  $378 million and seeks recovery of  $4 million that it alleges it paid under the policies to date as well as any payments it will make in the future and unspecified punitive damages. In December 2010, the court denied the Firm’s motions to dismiss each of the complaints and the parties are currently engaged in discovery.
The Alabama Public Schools and College Authority (“APSCA”) brought a declaratory judgment action in the United States District Court for the Northern District of Alabama claiming that certain interest rate swaption transactions entered into with JPMorgan Chase Bank, N.A. are void on the grounds that the APSCA purportedly did not have the authority to enter into the transactions or, alternatively, are voidable at the APSCA’s option because of its alleged inability to issue refunding bonds in relation to the swaption. The action was settled in December 2010 for a payment by APSCA to the Firm and, pursuant to the settlement, the court dismissed the action by order dated December 27, 2010.
Overdraft Fee/Debit Posting Order Litigation. JPMorgan Chase Bank, N.A. has been named as a defendant in several purported class actions relating to its practices in posting debit card transactions to customers’ deposit accounts. Plaintiffs allege that the Firm improperly re-ordered debit card transactions from the highest amount to lowest amount before processing these transactions in order to generate unwarranted overdraft fees. Plaintiffs contend that the Firm should have processed such transactions in the chronological order they were authorized. Plaintiffs seek the disgorgement of all overdraft fees paid to the Firm by plaintiffs, since approximately 2003, as a result of the re-ordering of debit card transactions. The claims against the Firm have been consolidated with numerous complaints against other national banks in Multi-District Litigation pending in the United States District Court for the Southern District of Florida. The Firm’s motion to compel arbitration of certain plaintiffs’ claims was denied by the District Court. That ruling is currently on appeal. Discovery is proceeding in the District Court. Plaintiffs’ motion for class certification is due to be filed by in April 2011.
Petters Bankruptcy and Related Matters. JPMorgan Chase and certain of its affiliates, including One Equity Partners, LLC (“OEP”), have been named as defendants in several actions filed in connection with the receivership and bankruptcy proceedings pertaining to Thomas J. Petters and certain entities affiliated with Petters (collectively, “Petters”) and the Polaroid Corporation. The principal actions against JPMorgan Chase and its affiliates have been brought by the receiver and bankruptcy trustee for Petters and generally seek to avoid, on fraudulent transfer and preference grounds, certain purported transfers in connection with (i) the 2005 acquisition of Polaroid by Petters, which at the time was majority-owned by OEP; (ii) two credit facilities that JPMorgan Chase and other financial institutions entered into with Polaroid; and (iii) a credit line and investment accounts held by Petters. The actions collectively seek recovery of approximately  $450 million.
Securities Lending Litigation. JPMorgan Chase Bank, N.A. has been named as a defendant in four putative class actions asserting ERISA and other claims pending in the United States District Court for the Southern District of New York brought by participants in the Firm’s securities lending business. A fifth lawsuit was filed in New York state court by an individual participant in the program. Three of the purported class actions, which have been consolidated, relate to investments of approximately  $500 million in medium-term notes of Sigma Finance Inc. (“Sigma”). In August 2010, the Court certified a plaintiff class consisting of all securities lending participants that held Sigma medium-term notes on September 30, 2008, including those that held the notes by virtue of participation in the investment of cash collateral through a collective fund, as well as those that held the notes by virtue of the investment of cash collateral through individual accounts. All discovery has been completed. The Court has set a schedule for filing summary judgment briefs, pursuant to which the Firm’s motion is to be fully briefed by April 2011.
The fourth putative class action concerns investments of approximately  $500 million in Lehman Brothers medium-term notes. The Firm has moved to dismiss the amended complaint and is awaiting a decision. The Magistrate Judge ordered discovery to proceed while the motion is pending, but this ruling is on appeal to the District Judge and also is awaiting a decision. The New York state court action, which is not a class action, concerns the plaintiff’s alleged loss of money in both Sigma and Lehman Brothers medium-term notes. The Firm has answered the complaint. The Court denied the Firm’s motion to stay this action pending resolution of the proceedings in federal court, and discovery has commenced.
Service Members Civil Relief Act and Housing and Economic Recovery Act Investigations and Litigation. Multiple government officials have announced their intent to commence, or have commenced, inquiries into the Firm’s procedures related to the Service Members Civil Relief Act (“SCRA”) and the Housing and Economic Recovery Act of 2008 (“HERA”). These inquiries have been prompted by the Firm’s public statements about its SCRA and HERA compliance and actions to remedy certain instances in which the Firm mistakenly charged active or recently-active military personnel mortgage interest and fees in excess of that permitted by SCRA and HERA, and in a number of instances, foreclosed on borrowers protected by SCRA and HERA. The Firm has implemented a number of procedural enhancements and controls to strengthen its SCRA and HERA compliance and is still reviewing the circumstances under which these issues arose. In addition, an individual borrower has filed a purported nationwide class action in United States District Court for South Carolina against the Firm alleging violations of the SCRA.
Washington Mutual Litigations. Subsequent to JPMorgan Chase’s acquisition from the Federal Deposit Insurance Corporation (“FDIC”) of substantially all of the assets and certain specified liabilities of Washington Mutual Bank, Henderson Nevada (“Washington Mutual Bank”), in September 2008, Washington Mutual Bank’s parent holding company, Washington Mutual, Inc. (“WMI”) and its wholly-owned subsidiary, WMI Investment Corp. (together, the “Debtors”), both commenced voluntary cases under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Case”). In the Bankruptcy Case, the Debtors have asserted rights and interests in certain assets. The assets in dispute include principally the following: (a) approximately  $4 billion in trust securities contributed by WMI to Washington Mutual Bank (the “Trust Securities”); (b) the right to tax refunds arising from overpayments attributable to operations of Washington Mutual Bank and its subsidiaries; (c) ownership of and other rights in approximately  $4 billion that WMI contends are deposit accounts at Washington Mutual Bank and one of its subsidiaries; and (d) ownership of and rights in various other contracts and other assets (collectively, the “Disputed Assets”).
WMI, JPMorgan Chase and the FDIC have since been involved in litigations over these and other claims pending in the Bankruptcy Court and the United States District Court for the District of Columbia.
In May 2010, WMI, JPMorgan Chase and the FDIC announced a global settlement agreement among themselves and significant creditor groups (the “Global Settlement Agreement”). The Global Settlement Agreement is incorporated into WMI’s proposed Chapter 11 plan (“the Plan”) that has been submitted to the Bankruptcy Court. If approved by the Bankruptcy Court, the Global Settlement would resolve numerous disputes among WMI, JPMorgan Chase, the FDIC in its capacity as receiver for Washington Mutual Bank and the FDIC in its corporate capacity, as well as those of significant creditor groups, including disputes relating to the Disputed Assets.
Other proceedings related to Washington Mutual’s failure are also pending before the Bankruptcy Court. Among other actions, in July 2010, certain holders of the Trust Securities commenced an adversary proceeding in the Bankruptcy Court against JPMorgan Chase, WMI, and other entities seeking, among other relief, a declaratory judgment that WMI and JPMorgan Chase do not have any right, title or interest in the Trust Securities. In early January 2011, the Bankruptcy Court granted summary judgment to JPMorgan Chase and denied summary judgment to the plaintiffs in the Trust Securities adversary proceeding.
The Bankruptcy Court considered confirmation of the Plan, including the Global Settlement Agreement, in hearings in early December 2010. In early January 2011, the Bankruptcy Court issued an opinion in which it concluded that the Global Settlement Agreement is fair and reasonable, but that the Plan cannot be confirmed until the parties correct certain deficiencies, which include the scope of releases. None of these deficiencies relate to the Disputed Assets. The Equity Committee has filed a petition seeking a direct appeal to the United States Court of Appeals for the Third Circuit from so much of the Bankruptcy Court’s ruling that found the settlement to be fair and reasonable. A revised Plan was filed with the Bankruptcy Court in February 2011, and the Bankruptcy Court has scheduled a hearing for May 2, 2011. If the Global Settlement is effected and the Plan is confirmed, the Firm currently estimates it will not incur additional obligations beyond those already reflected in its liabilities for the numerous disputes covered by the Global Settlement.
Other proceedings related to Washington Mutual’s failure are pending before the United States District Court for the District of Columbia include a lawsuit brought by Deutsche Bank National Trust Company, initially against the FDIC, asserting an estimated  $6 billion to  $10 billion in damages based upon alleged breach of various mortgage securitization agreements and alleged violation of certain representations and warranties given by certain WMI subsidiaries in connection with those securitization agreements. Deutsche Bank filed an amended complaint in August 2010, adding JPMorgan Chase Bank, N.A. as a party. The amended complaint includes assertions that JPMorgan Chase may have assumed liabilities relating to the mortgage securitization agreements. In November 2010, JPMorgan Chase and the FDIC moved to dismiss the complaint. JPMorgan Chase also moved for a partial summary judgment holding that the FDIC retained liability for Deutsche Bank’s claims.
In addition, JPMorgan Chase was sued in an action originally filed in State District Court in Texas (the “Texas Action”) by certain holders of WMI common stock and debt of WMI and Washington Mutual Bank who seek unspecified damages alleging that JPMorgan Chase acquired substantially all of the assets of Washington Mutual Bank from the FDIC at an allegedly too-low price. The Texas Action was transferred to the United States District Court for the District of Columbia, which ultimately granted JPMorgan Chase’s and the FDIC’s motions to dismiss the complaint. Plaintiffs have appealed this dismissal to the United States Court of Appeals for the District of Columbia Circuit. Oral argument is currently scheduled for April 5, 2011.
*      *       *
In addition to the various legal proceedings discussed above, JPMorgan Chase and its subsidiaries are named as defendants or otherwise involved in a substantial number of other legal proceedings. The Firm believes it has meritorious defenses to the claims asserted against it in its currently outstanding legal proceedings and it intends to defend itself vigorously in all such matters. Additional legal proceedings may be initiated from time to time in the future.
The Firm has established reserves for several hundred of its currently outstanding legal proceedings. The Firm accrues for potential liability arising from such proceedings when it is probable that such liability has been incurred and the amount of the loss can be reasonably estimated. The Firm evaluates its outstanding legal proceedings each quarter to assess its litigation reserves, and makes adjustments in such reserves, upwards or downwards, as appropriate, based on management’s best judgment after consultation with counsel. During the years ended December 31, 2010 and 2009, the Firm incurred  $7.4 billion and  $161 million, respectively, of litigation expense. During the year ended December 31, 2008, the Firm recorded a net benefit of  $781 million to litigation expense. There is no assurance that the Firm’s litigation reserves will not need to be adjusted in the future.
In view of the inherent difficulty of predicting the outcome of legal proceedings, particularly where the claimants seek very large or indeterminate damages, or where the matters present novel legal theories, involve a large number of parties or are in early stages of discovery, the Firm cannot state with confidence what the eventual outcome of the currently pending matters will be, what the timing of the ultimate resolution of these pending matters will be or what the eventual loss, fines, penalties or impact related to each currently pending matter may be. JPMorgan Chase believes, based upon its current knowledge, after consultation with counsel and after taking into account its current litigation reserves, that the legal proceedings currently pending against it should not have a material adverse effect on the Firm’s consolidated financial condition. The Firm notes, however, that in light of the uncertainties involved in such proceedings, there is no assurance the ultimate resolution of these matters will not significantly exceed the reserves currently accrued by the Firm; as a result, the outcome of a particular matter may be material to JPMorgan Chase’s operating results for a particular period, depending on, among other factors, the size of the loss or liability imposed and the level of JPMorgan Chase’s income for that period.

International Operations	12 Months Ended
Dec. 31, 2010
International Operations [Abstract]
International Operations
Note 33 – International operations
The following table presents income statement–related information for JPMorgan Chase by major international geographic area. The Firm defines international activities as business transactions that involve customers residing outside of the U.S., and the information presented below is based primarily upon the domicile of the customer, the location from which the customer relationship is managed or the location of the trading desk. However, many of the Firm’s U.S. operations serve international businesses.
As the Firm’s operations are highly integrated, estimates and subjective assumptions have been made to apportion revenue and expense between U.S. and international operations. These estimates and assumptions are consistent with the allocations used for the Firm’s segment reporting as set forth in Note 34 on pages 290–293 of this Annual Report.
The Firm’s long-lived assets for the periods presented are not considered by management to be significant in relation to total assets. The majority of the Firm’s long-lived assets are located in the United States.

			Income (loss) before income
			tax expense/(benefit)
Year ended December 31, (in millions)	Revenue(a)	Expense(b)	and extraordinary gain	Net income	Average assets

2010
Europe/Middle East and Africa	$14,113	$8,712	$5,401	$3,655	$425,374
Asia and Pacific	5,791	3,577	2,214	1,470	134,787
Latin America and the Caribbean	1,810	1,152	658	395	30,021
Other	510	413	97	59	6,579

Total international	22,224	13,854	8,370	5,579	596,761
Total U.S.	80,470	63,981	16,489	11,791	1,456,490

Total	$102,694	$77,835	$24,859	$17,370	$2,053,251

2009
Europe/Middle East and Africa	$16,915	$8,610	$8,305	$5,485	$383,003
Asia and Pacific	5,088	3,438	1,650	1,119	100,932
Latin America and the Caribbean	1,982	1,112	870	513	23,227
Other	659	499	160	105	7,074

Total international	24,644	13,659	10,985	7,222	514,236
Total U.S.	75,790	70,708	5,082	4,506	1,509,965

Total	$100,434	$84,367	$16,067	$11,728	$2,024,201

2008
Europe/Middle East and Africa	$11,449	$8,403	$3,046	$2,483	$352,558
Asia and Pacific	4,097	3,580	517	672	108,751
Latin America and the Caribbean	1,353	903	450	274	30,940
Other	499	410	89	21	6,553

Total international	17,398	13,296	4,102	3,450	498,802
Total U.S.	49,854	51,183	(1,329)	2,155	1,292,815

Total	$67,252	$64,479	$2,773	$5,605	$1,791,617

(a)	Revenue is composed of net interest income and noninterest revenue.
(b)	Expense is composed of noninterest expense and the provision for credit losses.

Business Segments	12 Months Ended
Dec. 31, 2010
Business Segments [Abstract]
Business Segments
Note 34 – Business segments
The Firm is managed on a line-of-business basis. There are six major reportable business segments – Investment Bank, Retail Financial Services, Card Services & Auto, Commercial Banking, Treasury & Securities Services and Asset Management, as well as a Corporate/Private Equity segment. The business segments are determined based on the products and services provided, or the type of customer served, and they reflect the manner in which financial information is currently evaluated by management. Results of these lines of business are presented on a managed basis. For a definition of managed basis, see Explanation and Reconciliation of the Firm’s use of non-GAAP financial measures, on pages 64–65 of this Annual Report. For a further discussion concerning JPMorgan Chase’s business segments, see Business segment results on pages 67–68 of this Annual Report.
The following is a description of each of the Firm’s business segments:
Investment Bank
J.P. Morgan is one of the world’s leading investment banks, with deep client relationships and broad product capabilities. The clients of IB are corporations, financial institutions, governments and institutional investors. The Firm offers a full range of investment banking products and services in all major capital markets, including advising on corporate strategy and structure, capital-raising in equity and debt markets, sophisticated risk management, market-making in cash securities and derivative instruments, prime brokerage, and research.

Retail Financial Services
RFS serves consumers and businesses through personal service at bank branches and through ATMs, online banking and telephone banking. Customers can use more than 5,200 bank branches (third-largest nationally) and 16,100 ATMs (second-largest nationally), as well as online and mobile banking around the clock. More than 28,900 branch salespeople assist customers with checking and savings accounts, mortgages, home equity and business loans, and investments across the 23-state footprint from New York and Florida to California.
Card Services & Auto
Card is one of the nation’s largest credit card issuers, with over  $137 billion in credit card loans and over 90 million open credit card accounts. Customers used Chase credit cards to meet  $313 billion of their spending needs in 2010. Through its merchant acquiring business, Chase Paymentech Solutions, Card is a global leader in payment processing and merchant acquiring. Consumers also can obtain loans through more than 16,200 auto dealerships and 2,200 schools and universities nationwide.
Commercial Banking
CB delivers extensive industry knowledge, local expertise and dedicated service to nearly 24,000 clients nationally, including corporations, municipalities, financial institutions and not-for-profit entities with annual revenue generally ranging from  $10 million to  $2 billion, and nearly 35,000 real estate investors/owners. CB partners with the Firm’s other businesses to provide comprehensive solutions, including lending, treasury services, investment banking and asset management to meet its clients’ domestic and international financial needs.
Treasury & Securities Services
TSS is a global leader in transaction, investment and information services. TSS is one of the world’s largest cash management providers and a leading global custodian. Treasury Services (“TS”) provides cash management, trade, wholesale card and liquidity products and services to small- and mid-sized companies, multinational corporations, financial institutions and government entities. TS partners with IB, CB, RFS and AM businesses to serve clients firmwide. Certain TS revenue is included in other segments’ results.
Worldwide Securities Services holds, values, clears and services securities, cash and alternative investments for investors and broker-dealers, and manages depositary receipt programs globally.
Asset Management
AM, with assets under supervision of  $1.8 trillion, is a global leader in investment and wealth management. AM clients include institutions, retail investors and high-net-worth individuals in every major market throughout the world. AM offers global investment management in equities, fixed income, real estate, hedge funds, private equity and liquidity products, including money-market instruments and bank deposits. AM also provides trust and estate, banking and brokerage services to high-net-worth clients, and retirement services for corporations and individuals. The majority of AM’s client assets are in actively managed portfolios.
Corporate/Private Equity
The Corporate/Private Equity sector comprises Private Equity, Treasury, the Chief Investment Office, corporate staff units and expense that is centrally managed. Treasury and the Chief Investment Office manage capital, liquidity, and structural risks of the Firm. The corporate staff units include Central Technology and Operations, Internal Audit, Executive Office, Finance, Human Resources, Marketing & Communications, Legal & Compliance, Corporate Real Estate and General Services, Risk Management, Corporate Responsibility and Strategy & Development. Other centrally managed expense includes the Firm’s occupancy and pension-related expense, net of allocations to the business.
Effective January 1, 2010, the Firm enhanced its line-of-business equity framework to better align equity assigned to each line of business with changes anticipated to occur in the business and in the competitive and regulatory landscape. The lines of business are now capitalized based on the Tier 1 common standard, rather than the Tier 1 capital standard. Line-of-business equity increased during the second quarter of 2008 in IB and AM due to the Bear Stearns merger and for AM, the purchase of the additional equity interest in Highbridge. At the end of the third quarter of 2008, equity was increased for each line of business with a view toward the future implementation of the new Basel II capital rules. In addition, equity allocated to RFS, Card and CB was increased as a result of the Washington Mutual transaction.
Subsequent business segment changes
Commencing July 1, 2011, the Firm’s business segments have been reorganized as follows:
Auto and Student Lending transferred from the RFS segment and reported with Card in a single segment. RFS continues as a segment, organized in two components: Consumer & Business Banking (formerly Retail Banking) and Mortgage Banking (including Mortgage Production and Servicing, and Real Estate Portfolios).
The business segment information associated with RFS and Card that is included in the following Segment results section has been revised to reflect the business reorganization retroactive to January 1, 2008.

Segment results
The following table provides a summary of the Firm’s segment results for 2010, 2009 and 2008 on a managed basis. Prior to the January 1, 2010, adoption of the accounting guidance related to VIEs, the impact of credit card securitization adjustments had been included in reconciling items so that the total Firm results are on a reported basis. Finally, total net revenue (noninterest revenue and net interest income) for each of the segments is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the managed results on a basis comparable to taxable securities and investments. This approach allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense/(benefit).
Segment results and reconciliation(a) (table continued on next page)

Year ended December 31,	Investment Bank			Retail Financial Services			Card Services & Auto(f)			Commercial Banking
(in millions, except ratios)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010	2009	2008

Noninterest revenue	$18,253	$18,522	$2,051	$11,227	$11,414	$8,745	$4,278	$3,706	$3,329	$2,200	$1,817	$1,481
Net interest income	7,964	9,587	10,284	17,220	18,383	12,410	16,194	19,493	15,510	3,840	3,903	3,296

Total net revenue	26,217	28,109	12,335	28,447	29,797	21,155	20,472	23,199	18,839	6,040	5,720	4,777
Provision for credit losses	(1,200)	2,279	2,015	8,919	14,754	9,033	8,570	19,648	10,931	297	1,454	464
Credit reimbursement (to)/from TSS(b)	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expense(c)	17,265	15,401	13,844	16,483	15,512	10,877	7,178	6,617	6,340	2,199	2,176	1,946

Income/(loss) before income tax expense/(benefit) and extraordinary gain	10,152	10,429	(3,524)	3,045	(469)	1,245	4,724	(3,066)	1,568	3,544	2,090	2,367
Income tax expense/(benefit)	3,513	3,530	(2,349)	1,317	(134)	542	1,852	(1,273)	611	1,460	819	928

Income/(loss) before extraordinary gain	6,639	6,899	(1,175)	1,728	(335)	703	2,872	(1,793)	957	2,084	1,271	1,439
Extraordinary gain(d)	—	—	—	—	—	—	—	—	—	—	—	—

Net income/(loss)	$6,639	$6,899	$(1,175)	$1,728	$(335)	$703	$2,872	$(1,793)	$957	$2,084	$1,271	$1,439

Average common equity	$40,000	$33,000	$26,098	$24,600	$22,457	$16,070	$18,400	$17,543	$17,267	$8,000	$8,000	$7,251
Average assets	731,801	699,039	832,729	314,046	344,727	243,792	213,041	255,519	234,361	133,654	135,408	114,299
Return on average equity(e)	17%	21%	(5)%	7%	(1)%	4%	16%	(10)%	6%	26%	16%	20%
Overhead ratio	66	55	112	58	52	51	35	29	34	36	38	41

(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s lines of business results on a “managed basis,” which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that do not have any impact on net income as reported by the lines of business or by the Firm as a whole.
(b)	TSS was charged a credit reimbursement related to certain exposures managed within IB credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income.

(c)	Includes merger costs, which are reported in the Corporate/Private Equity segment. There were no merger costs in 2010. Merger costs attributed to the business segments for 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2009	2008

Investment Bank	$27	$183
Retail Financial Services	228	90
Card Services & Auto	40	20
Commercial Banking	6	4
Treasury & Securities Services	11	—
Asset Management	6	3
Corporate/Private Equity	163	132

(d)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual from the FDIC for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations, nonfinancial assets that are not held-for-sale, such as premises and equipment and other intangibles, acquired in the Washington Mutual transaction were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.
(e)	Ratio is based on income/(loss) before extraordinary gain for 2009 and 2008.

(f)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Prior to the adoption of the new guidance, managed results for credit card excluded the impact of credit card securitizations on total net revenue, provision for credit losses and average assets, as JPMorgan Chase treated the sold receivables as if they were still on the balance sheet in evaluating the credit performance of the entire managed credit card portfolio, as operations are funded, and decisions are made about allocating resources, such as employees and capital, based on managed information. These adjustments are eliminated in reconciling items to arrive at the Firm’s reported U.S. GAAP results. The related securitization adjustments were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Noninterest revenue	NA	$(1,494)	$(3,333)
Net interest income	NA	7,937	6,945
Provision for credit losses	NA	6,443	3,612
Average assets	NA	82,233	76,904

(g)	Included a $1.5 billion charge to conform Washington Mutual’s credit loss reserve to JPMorgan Chase’s allowance methodology.

(table continued from previous page)

Treasury &			Asset							Reconciling
Securities Services			Management			Corporate/Private Equity				items(f)(i)			Total
2010	2009	2008	2010	2009	2008	2010	2009	2008		2010	2009	2008	2010	2009	2008

$4,757	$4,747	$5,196	$7,485	$6,372	$6,066	$5,359	$2,771	$(278)		$(1,866)	$(67)	$1,883	$51,693	$49,282	$28,473
2,624	2,597	2,938	1,499	1,593	1,518	2,063	3,863	347		(403)	(8,267)	(7,524)	51,001	51,152	38,779

7,381	7,344	8,134	8,984	7,965	7,584	7,422	6,634	69		(2,269)	(8,334)	(5,641)	102,694	100,434	67,252
(47)	55	82	86	188	85	14	80	1,981	(g)(h)	—	(6,443)	(3,612)	16,639	32,015	20,979
(121)	(121)	(121)	—	—	—	—	—	—		121	121	121	—	—	—
5,604	5,278	5,223	6,112	5,473	5,298	6,355	1,895	(28)		—	—	—	61,196	52,352	43,500

1,703	1,890	2,708	2,786	2,304	2,201	1,053	4,659	(1,884)		(2,148)	(1,770)	(1,908)	24,859	16,067	2,773
624	664	941	1,076	874	844	(205)	1,705	(535)		(2,148)	(1,770)	(1,908)	7,489	4,415	(926)

1,079	1,226	1,767	1,710	1,430	1,357	1,258	2,954	(1,349)		—	—	—	17,370	11,652	3,699
—	—	—	—	—	—	—	76	1,906		—	—	—	—	76	1,906

$1,079	$1,226	$1,767	$1,710	$1,430	$1,357	$1,258	$3,030	$557		$—	$—	$—	$17,370	$11,728	$5,605

$6,500	$5,000	$3,751	$6,500	$7,000	$5,645	$57,520	$52,903	$53,034		$—	$—	$—	$161,520	$145,903	$129,116
42,494	35,963	54,563	65,056	60,249	65,550	553,159	575,529	323,227		NA	(82,233)	(76,904)	2,053,251	2,024,201	1,791,617
17%	25%	47%	26%	20%	24%	NM	NM	NM		NM	NM	NM	10%	6%	4%
76	72	64	68	69	70	NM	NM	NM		NM	NM	NM	60	52	65

(h)	In November 2008, the Firm transferred $5.8 billion of higher quality credit card loans from the legacy Chase portfolio to a securitization trust previously established by WMMT. As a result of converting higher credit quality Chase-originated on-book receivables to the Trust’s seller’s interest which has a higher overall loss rate reflective of the total assets within the Trust, approximately $400 million of incremental provision for credit losses was recorded during the fourth quarter of 2008. This incremental provision for credit losses was recorded in the Corporate/Private Equity segment as the action related to the acquisition of Washington Mutual’s banking operations. For further discussion of credit card securitizations, see Note 16 on pages 244–259 of this Annual Report.

(i)	Segment managed results reflect revenue on a tax-equivalent basis with the corresponding income tax impact recorded within income tax expense/(benefit). These adjustments are eliminated in reconciling items to arrive at the Firm’s reported U.S. GAAP results. Tax-equivalent adjustments for the years ended December 31, 2010, 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Noninterest revenue	$1,745	$1,440	$1,329
Net interest income	403	330	579
Income tax expense	2,148	1,770	1,908

Parent Company	12 Months Ended
Dec. 31, 2010
Parent Company [Abstract]
Parent Company
Note 35 – Parent company
Parent company – statements of income

Year ended December 31, (in millions)	2010	2009	2008

Income
Dividends from subsidiaries:
Bank and bank holding company	$16,554	$15,235	$3,085
Nonbank(a)	932	1,036	1,687
Interest income from subsidiaries	985	1,501	4,539
Other interest income	294	266	212
Other income from subsidiaries, primarily fees:
Bank and bank holding company	680	233	244
Nonbank	312	742	95
Other income/(loss)	157	844	(1,038)

Total income	19,914	19,857	8,824

Expense
Interest expense to subsidiaries(a)	1,263	1,118	1,302
Other interest expense	3,782	4,696	6,879
Compensation expense	177	574	43
Other noninterest expense	363	414	732

Total expense	5,585	6,802	8,956

Income/(loss) before income tax benefit and undistributed net income of subsidiaries	14,329	13,055	(132)
Income tax benefit	511	1,269	2,582
Equity in undistributed net income of subsidiaries	2,530	(2,596)	3,155

Net income	$17,370	$11,728	$5,605

Parent company – balance sheets
December 31, (in millions)	2010	2009

Assets
Cash and due from banks	$96	$102
Deposits with banking subsidiaries	80,201	87,893
Trading assets	16,038	14,808
Available-for-sale securities	3,176	2,647
Loans	1,849	1,316
Advances to, and receivables from, subsidiaries:
Bank and bank holding company	54,887	54,152
Nonbank	72,080	81,365
Investments (at equity) in subsidiaries:
Bank and bank holding company	150,876	157,412
Nonbank(a)	38,000	32,547
Goodwill and other intangibles	1,050	1,104
Other assets	17,171	14,793

Total assets	$435,424	$448,139

Liabilities and stockholders’ equity
Borrowings from, and payables to, subsidiaries(a)	$28,332	$39,532
Other borrowed funds, primarily commercial paper	41,874	41,454
Other liabilities	7,302	8,035
Long-term debt(b)	181,810	193,753

Total liabilities	259,318	282,774
Total stockholders’ equity	176,106	165,365

Total liabilities and stockholders’ equity	$435,424	$448,139

Parent company – statements of cash flows
Year ended December 31, (in millions)	2010	2009	2008

Operating activities
Net income	$17,370	$11,728	$5,605
Less: Net income of subsidiaries(a)	20,016	13,675	7,927

Parent company net loss	(2,646)	(1,947)	(2,322)
Cash dividends from subsidiaries(a)	17,432	16,054	4,648
Other, net	1,685	1,852	1,920

Net cash provided by operating activities	16,471	15,959	4,246

Investing activities
Net change in:
Deposits with banking subsidiaries	7,692	(27,342)	(7,579)
Available-for-sale securities:
Purchases	(1,387)	(1,454)	(1,475)
Proceeds from sales and maturities	745	522	—
Loans, net	(90)	209	(102)
Advances to subsidiaries, net	8,051	28,808	(82,725)
Investments (at equity) in subsidiaries, net(a)	(871)	(6,582)	(26,212)

Net cash provided by/(used in) investing activities	14,140	(5,839)	(118,093)

Financing activities
Net change in borrowings from subsidiaries(a)	(2,039)	(4,935)	20,529
Net change in other borrowed funds	(11,843)	1,894	(12,880)
Proceeds from the issuance of long-term debt	21,610	32,304	50,013
Proceeds from the assumption of subsidiaries long-term debt(c)	—	15,264	39,778
Repayments of long-term debt	(32,893)	(31,964)	(22,972)
Proceeds from issuance of common stock	—	5,756	11,500
Excess tax benefits related to stock-based compensation	26	17	148
Proceeds from issuance of preferred stock and Warrant to the U.S. Treasury	—	—	25,000
Proceeds from issuance of other preferred stock(d)	—	—	8,098
Redemption of preferred stock issued to the U.S. Treasury	—	(25,000)	—
Redemption of other preferred stock	(352)	—	—
Treasury stock repurchased	(2,999)	—	—
Dividends paid	(1,486)	(3,422)	(5,911)
All other financing activities, net	(641)	33	469

Net cash (used in)/provided by financing activities	(30,617)	(10,053)	113,772

Net increase/(decrease) in cash and due from banks	(6)	67	(75)
Cash and due from banks at the beginning of the year, primarily with bank subsidiaries	102	35	110

Cash and due from banks at the end of the year, primarily with bank subsidiaries	$96	$102	$35

Cash interest paid	$5,090	$5,629	$7,485
Cash income taxes paid, net	7,001	3,124	156

(a)	Subsidiaries include trusts that issued guaranteed capital debt securities (“issuer trusts”). The Parent received dividends of $13 million, $14 million and $15 million from the issuer trusts in 2010, 2009 and 2008, respectively. For further discussion on these issuer trusts, see Note 22 on pages 265–266 of this Annual Report.
(b)	At December 31, 2010, long-term debt that contractually matures in 2011 through 2015 totaled $38.9 billion, $42.4 billion, $17.6 billion, $19.0 billion and $16.8 billion, respectively.
(c)	Represents the assumption of Bear Stearns long-term debt by JPMorgan Chase & Co.
(d)	2008 included the conversion of Bear Stearns’ preferred stock into JPMorgan Chase preferred stock.

Basis of Presentation (Policies)	12 Months Ended
Dec. 31, 2010
Basis of Presentation [Abstract]
Basis of Accounting
The accounting and financial reporting policies of JPMorgan Chase and its subsidiaries conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Additionally, where applicable, the policies conform to the accounting and reporting guidelines prescribed by bank regulatory authorities.

Reclassifications	Certain amounts in prior periods have been reclassified to conform to the current presentation.
Adoption of accounting policy regarding principles of consolidation for variable interest entities
Consolidation
The Consolidated Financial Statements include the accounts of JPMorgan Chase and other entities in which the Firm has a controlling financial interest. All material intercompany balances and transactions have been eliminated. The Firm determines whether it has a controlling financial interest in an entity by first evaluating whether the entity is a voting interest entity or a variable interest entity (“VIE”).
Voting Interest Entities
Voting interest entities are entities that have sufficient equity and provide the equity investors voting rights that enable them to make significant decisions relating to the entity’s operations. For these types of entities, the Firm’s determination of whether it has a controlling interest is primarily based on the amount of voting equity interests held. Entities in which the Firm has a controlling financial interest, through ownership of the majority of the entities’ voting equity interests, or through other contractual rights that give the Firm control, are consolidated by the Firm.
Investments in companies in which the Firm has significant influence over operating and financing decisions (but does not own a majority of the voting equity interests) are accounted for (i) in accordance with the equity method of accounting (which requires the Firm to recognize its proportionate share of the entity’s net earnings), or (ii) at fair value if the fair value option was elected at the inception of the Firm’s investment. These investments are generally included in other assets, with income or loss included in other income.
The Firm-sponsored asset management funds are generally structured as limited partnerships or limited liability companies, which are typically considered voting interest entities. For the significant majority of these entities, the Firm is the general partner or managing member, but the non-affiliated partners or members have the ability to remove the Firm as the general partner or managing member without cause (i.e., kick-out rights), based on a simple majority vote, or the non-affiliated partners or members have rights to participate in important decisions. Accordingly, the Firm does not consolidate these funds. In the limited cases where the non-affiliated partners or members do not have substantive kick-out or participating rights, the Firm consolidates the funds.
The Firm’s investment companies make investments in both public and private entities, including investments in buyouts, growth equity and venture opportunities. These investments are accounted for under investment company guidelines and accordingly, irrespective of the percentage of equity ownership interests held, are carried on the Consolidated Balance Sheets at fair value, and are recorded in other assets.
Variable Interest Entities
VIEs are entities that, by design, either (1) lack sufficient equity to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) have equity investors that do not have the ability to make significant decisions relating to the entity’s operations through voting rights, or do not have the obligation to absorb the expected losses, or do not have the right to receive the residual returns of the entity.
The most common type of VIE is a special purpose entity (“SPE”). SPEs are commonly used in securitization transactions in order to isolate certain assets and distribute the cash flows from those assets to investors. SPEs are an important part of the financial markets, including the mortgage- and asset-backed securities and commercial paper markets, as they provide market liquidity by facilitating investors’ access to specific portfolios of assets and risks. SPEs may be organized as trusts, partnerships or corporations and are typically established for a single, discrete purpose. SPEs are not typically operating entities and usually have a limited life and no employees. The basic SPE structure involves a company selling assets to the SPE; the SPE funds the purchase of those assets by issuing securities to investors. The legal documents that govern the transaction specify how the cash earned on the assets must be allocated to the SPE’s investors and other parties that have rights to those cash flows. SPEs are generally structured to insulate investors from claims on the SPE’s assets by creditors of other entities, including the creditors of the seller of the assets.
On January 1, 2010, the Firm implemented new consolidation accounting guidance related to VIEs. The new guidance eliminates the concept of qualified special purpose entities (“QSPEs”) that were previously exempt from consolidation, and introduces a new framework for consolidation of VIEs. The primary beneficiary of a VIE is required to consolidate the assets and liabilities of the VIE. Under the new guidance, the primary beneficiary is the party that has both (1) the power to direct the activities of an entity that most significantly impact the VIE’s economic performance; and (2) through its interests in the VIE, the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.
To assess whether the Firm has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, the Firm considers all the facts and circumstances, including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes, first, identifying the activities that most significantly impact the VIE’s economic performance; and second, identifying which party, if any, has power over those activities. In general, the parties that make the most significant decisions affecting the VIE (such as asset managers, collateral managers, servicers, or owners of call options or liquidation rights over the VIE’s assets) or have the right to unilaterally remove those decision-makers are deemed to have the power to direct the activities of a VIE.

To assess whether the Firm has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Firm considers all of its economic interests, including debt and equity investments, servicing fees, and derivative or other arrangements deemed to be variable interests in the VIE. This assessment requires that the Firm apply judgment in determining whether these interests, in the aggregate, are considered potentially significant to the VIE. Factors considered in assessing significance include: the design of the VIE, including its capitalization structure; subordination of interests; payment priority; relative share of interests held across various classes within the VIE’s capital structure; and the reasons why the interests are held by the Firm.
The Firm performs on-going reassessments of: (1) whether entities previously evaluated under the majority voting-interest framework have become VIEs, based on certain events, and therefore subject to the VIE consolidation framework; and (2) whether changes in the facts and circumstances regarding the Firm’s involvement with a VIE cause the Firm’s consolidation conclusion to change.
For further details regarding the Firm’s application of the accounting guidance effective January 1, 2010, see Note 16 on pages 244–259 of this Annual Report.
The Financial Accounting Standards Board (“FASB”) issued an amendment which deferred the requirements of the accounting guidance for certain investment funds, including mutual funds, private equity funds and hedge funds. For the funds to which the deferral applies, the Firm continues to apply other existing authoritative guidance to determine whether such funds should be consolidated.
Assets held for clients in an agency or fiduciary capacity by the Firm are not assets of JPMorgan Chase and are not included in the Consolidated Balance Sheets.
For reporting periods prior to January 1, 2010, there were two different accounting frameworks applicable to SPEs: The qualifying special purpose entity (“QSPE”) framework and the VIE framework. The applicable framework depended on the nature of the entity and the Firm’s relation to that entity. The QSPE framework was applicable when an entity sold financial assets to an SPE meeting certain defined criteria that were designed to ensure that the activities of the entity were essentially predetermined at the inception of the vehicle and that the transferor of the financial assets could not exercise control over the entity and the assets therein. QSPEs were not consolidated by the transferor or other counterparties as long as they did not have the unilateral ability to liquidate or to cause the entity to no longer meet the QSPE criteria. The Firm’s securitizations of residential and commercial mortgages, credit card, automobile and student loans generally were evaluated using the QSPE framework. For further details, see Note 16 on pages 244–259 of this Annual Report.
Additionally, the other SPEs were evaluated using the VIE framework, which was based on a risk and reward approach, and required a variable interest holder (i.e., an investor or other counterparty to a VIE) to consolidate the VIE if that party absorbed a majority of the expected losses of the VIE, received the majority of the expected residual returns of the VIE, or both. In making the determination of whether the Firm should consolidate a VIE, the Firm evaluated the VIE’s design, capital structure and relationships among the variable interest holders. If the Firm could not identify the party that consolidates a VIE through a qualitative analysis, the Firm performed a quantitative analysis, which computed and allocated expected losses or residual returns to variable interest holders. The allocation of expected cash flows in this analysis was based on the relative rights and preferences of each variable interest holder in the VIE’s capital structure. The Firm reconsidered whether it was the primary beneficiary of a VIE only when certain defined events occurred.

Interest income and interest expense, Policy
Interest income and interest expense is recorded in the Consolidated Statements of Income and classified based on the nature of the underlying asset or liability. Interest income and interest expense includes the current-period interest accruals for financial instruments measured at fair value, except for financial instruments containing embedded derivatives that would be separately accounted for in accordance with U.S. GAAP absent the fair value option election; for those instruments, all changes in fair value, including any interest elements, are reported in principal transactions revenue. For financial instruments that are not measured at fair value, the related interest is included within interest income or interest expense, as applicable.

Use of estimates in the preparation of consolidated financial statements
The preparation of Consolidated Financial Statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expense, and disclosures of contingent assets and liabilities. Actual results could be different from these estimates.

Statements of cash flows	For JPMorgan Chase’s Consolidated Statements of Cash Flows, cash is defined as those amounts included in cash and due from banks.
Foreign currency translation
JPMorgan Chase revalues assets, liabilities, revenue and expense denominated in non-U.S. currencies into U.S. dollars using applicable exchange rates.
Gains and losses relating to translating functional currency financial statements for U.S. reporting are included in other comprehensive income/(loss) within stockholders’ equity. Gains and losses relating to nonfunctional currency transactions, including non-U.S. operations where the functional currency is the U.S. dollar, are reported in the Consolidated Statements of Income.

Premises and Equipment
Premises and equipment, including leasehold improvements, are carried at cost less accumulated depreciation and amortization. JPMorgan Chase computes depreciation using the straight-line method over the estimated useful life of an asset. For leasehold improvements, the Firm uses the straight-line method computed over the lesser of the remaining term of the leased facility or the estimated useful life of the leased asset.
JPMorgan Chase capitalizes certain costs associated with the acquisition or development of internal-use software. Once the software is ready for its intended use, these costs are amortized on a straight-line basis over the software’s expected useful life and reviewed for impairment on an ongoing basis.

Long Term Debt
JPMorgan Chase issues long-term debt denominated in various currencies, although predominantly U.S. dollars, with both fixed and variable interest rates. Included in senior and subordinated debt below are various equity-linked or other indexed instruments, which the Firm has elected to measure at fair value. These hybrid securities are classified in the line item of the host contract on the Consolidated Balance Sheets. Changes in fair value are recorded in principal transactions revenue in the Consolidated Statements of Income.
The junior subordinated deferrable interest debentures issued by the Firm to the issuer trusts, totaling  $20.3 billion and  $19.6 billion at December 31, 2010 and 2009, respectively, were reflected in the Firm’s Consolidated Balance Sheets in long-term debt, and in the table on the preceding page under the caption “Junior subordinated debt” (i.e., trust preferred capital debt securities). The Firm also records the common capital securities issued by the issuer trusts in other assets in its Consolidated Balance Sheets at December 31, 2010 and 2009.

Business Changes and Developments Policies
The acquisition was accounted for under the purchase method of accounting, which requires that the assets and liabilities of Washington Mutual be initially reported at fair value.
In accordance with U.S. GAAP for business combinations that was in effect at the time of the acquisition, noncurrent nonfinancial assets acquired in the Washington Mutual transaction that were not held-for-sale, such as the premises and equipment and other intangibles, were written down against the negative goodwill.
The merger was accounted for under the purchase method of accounting, which requires that the assets and liabilities of Bear Stearns be fair valued.
The merger with Bear Stearns was accomplished through a series of transactions that were reflected as step acquisitions.
From April 8, 2008, through May 30, 2008, JPMorgan Chase accounted for the investment in Bear Stearns under the equity method of accounting. During this period, JPMorgan Chase recorded reductions to its investment in Bear Stearns representing its share of Bear Stearns net losses, which was recorded in other income and accumulated other comprehensive income.
Increases in Visa’s escrow account results in a dilution of the value of the Firm’s ownership of Visa Inc. JPMorgan Chase’s interest in the escrow was recorded as a reduction of other expense and reported net to the extent of established litigation reserves.

Loans and Leases Receivable, and Lending Related Commitments, Allowance for Credit Losses Policy
The allowance for loan losses includes an asset-specific component, a formula-based component and a component related to PCI loans.
The asset-specific component relates to loans considered to be impaired, which includes loans that have been modified in a troubled debt restructuring as well as risk-rated loans that have been placed on nonaccrual status. An asset-specific allowance for impaired loans is established when the loan’s discounted cash flows (or, in certain cases, the loan’s observable market price) is lower than the recorded investment in the loan. To compute the asset-specific component of the allowance, larger loans are evaluated individually, while smaller loans are evaluated as pools using historical loss experience for the respective class of assets. Risk-rated loans (primarily wholesale loans) are pooled by risk rating, while scored loans (i.e., consumer loans) are pooled by product type.
The Firm generally measures the asset-specific allowance as the difference between the recorded investment in the loan and the present value of the cash flows expected to be collected, discounted at the loan’s original effective interest rate. Subsequent changes in impairment due to the impact of discounting are reported as an adjustment to the provision for loan losses, not as an adjustment to interest income. An asset-specific allowance for an impaired loan that is determined using an observable market price is measured as the difference between the recorded investment in the loan and the loan’s fair value.
Certain loans are deemed collateral-dependent because repayment of the loan is expected to be provided solely by the underlying collateral, rather than by cash flows from the borrower’s operations, income or other resources. Impaired collateral-dependent loans are charged-off to the fair value of the collateral, less costs to sell, rather than being subject to an asset-specific reserve as for other impaired loans.
As discussed in Note 14 on pages 220–238 of this Annual Report, modified residential real estate loans are generally accounted for as troubled debt restructurings upon contractual modification and are evaluated for an asset-specific allowance at and subsequent to modification. Assumptions regarding the loans’ expected re-default rates are incorporated into the measurement of the asset-specific allowance.
Management establishes an asset-specific allowance for lending-related commitments that are considered impaired and computes a formula-based allowance for performing wholesale and consumer lending-related commitments. These are computed using a methodology similar to that used for the wholesale loan portfolio, modified for expected maturities and probabilities of drawdown.

Transfers and Servicing of Financial Assets, Transfers of Financial Assets, Financings, Policy
Securities financing agreements are treated as collateralized financings on the Firm’s Consolidated Balance Sheets. Resale and repurchase agreements are generally carried at the amounts at which the securities will be subsequently sold or repurchased, plus accrued interest. Securities borrowed and securities loaned transactions are generally carried at the amount of cash collateral advanced or received. Where appropriate under applicable accounting guidance, resale and repurchase agreements with the same counterparty are reported on a net basis. Fees received or paid in connection with securities financing agreements are recorded in interest income or interest expense.
The Firm has elected the fair value option for certain securities financing agreements. For a further discussion of the fair value option, see Notes 4 on pages 187–189 of this Annual Report. The securities financing agreements for which the fair value option has been elected are reported within securities purchased under resale agreements; securities loaned or sold under repurchase agreements; and securities borrowed on the Consolidated Balance Sheets. Generally, for agreements carried at fair value, current-period interest accruals are recorded within interest income and interest expense, with changes in fair value reported in principal transactions revenue. However, for financial instruments containing embedded derivatives that would be separately accounted for in accordance with accounting guidance for hybrid instruments, all changes in fair value, including any interest elements, are reported in principal transactions revenue.

Income Taxes
JPMorgan Chase uses the asset and liability method to provide income taxes on all transactions recorded in the Consolidated Financial Statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax asset or liability for each temporary difference is determined based on the tax rates that the Firm expects to be in effect when the underlying items of income and expense are realized. JPMorgan Chase’s expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the Firm expects to realize.
U.S. federal income taxes have not been provided on the undistributed earnings of certain non-U.S. subsidiaries, to the extent that such earnings have been reinvested abroad for an indefinite period of time.
Deferred tax assets are recognized if, in management’s judgment, their realizability is determined to be more likely than not. If a deferred tax asset is determined to be unrealizable, a valuation allowance is established.

Marketable securities, available-for-sale
Securities are classified as AFS, held-to-maturity (“HTM”) or trading. Securities are classified primarily as AFS when used to manage the Firm’s exposure to interest rate movements or used for longer-term strategic purposes. AFS securities are carried at fair value on the Consolidated Balance Sheets. Unrealized gains and losses, after any applicable hedge accounting adjustments, are reported as net increases or decreases to accumulated other comprehensive income/(loss). The specific identification method is used to determine realized gains and losses on AFS securities, which are included in securities gains/(losses) on the Consolidated Statements of Income. Securities that the Firm has the positive intent and ability to hold to maturity are classified as HTM and are carried at amortized cost on the Consolidated Balance Sheets.
Other-than-temporary impairment
AFS debt and equity securities in unrealized loss positions are analyzed as part of the Firm’s ongoing assessment of other-than-temporary impairment (“OTTI”). For debt securities, the Firm considers a decline in fair value to be other-than-temporary when the Firm does not expect to recover the entire amortized cost basis of the security. The Firm also considers an OTTI to have occurred when there is an adverse change in cash flows to beneficial interests in securitizations that are rated below “AA” at their acquisition, or that can be contractually prepaid or otherwise settled in such a way that the Firm would not recover substantially all of its recorded investment. For AFS equity securities, the Firm considers a decline in fair value to be other-than-temporary if it is probable that the Firm will not recover its amortized cost basis.
For debt securities, OTTI losses must be recognized in earnings if an investor has the intent to sell the debt security, or if it is more likely than not that the investor will be required to sell the debt security before recovery of its amortized cost basis. However, even if an investor does not expect to sell a debt security, it must evaluate the expected cash flows to be received and determine if a credit loss exists. In the event of a credit loss, only the amount of impairment associated with the credit loss is recognized in income. Amounts relating to factors other than credit losses are recorded in OCI.
When the Firm intends to sell AFS debt or equity securities, it recognizes an impairment loss equal to the full difference between the amortized cost basis and the fair value of those securities.
When the Firm does not intend to sell AFS debt or equity securities in an unrealized loss position, potential OTTI is considered using a variety of factors, including the length of time and extent to which the market value has been less than cost; adverse conditions specifically related to the industry, geographic area or financial condition of the issuer or underlying collateral of a security; payment structure of the security; changes to the rating of the security by a rating agency; the volatility of the fair value changes; and changes in fair value of the security after the balance sheet date. For debt securities, the Firm estimates cash flows over the remaining lives of the underlying collateral to assess whether credit losses exist and, where applicable for purchased or retained beneficial interests in securitized assets, to determine if any adverse changes in cash flows have occurred. The Firm’s cash flow estimates take into account expectations of relevant market and economic data as of the end of the reporting period. For securities issued in a securitization, the Firm also takes into consideration underlying loan-level data, and structural features of the securitization, such as subordination, excess spread, overcollateralization or other forms of credit enhancement, and compares the losses projected for the underlying collateral (“pool losses”) against the level of credit enhancement in the securitization structure to determine whether these features are sufficient to absorb the pool losses, or whether a credit loss on the AFS debt security exists. The Firm also performs other analyses to support its cash flow projections, such as first-loss analyses or stress scenarios. For equity securities, the Firm considers the above factors, as well as the Firm's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in market value, and whether evidence exists to support a realizable value equal to or greater than the carrying value.

Derivatives Policy
All free-standing derivatives are required to be recorded on the Consolidated Balance Sheets at fair value. As permitted under U.S. GAAP, the Firm nets derivative assets and liabilities, and the related cash collateral received and paid, when a legally enforceable master netting agreement exists between the Firm and the derivative counterparty. The accounting for changes in value of a derivative depends on whether or not the transaction has been designated and qualifies for hedge accounting. Derivatives that are not designated as hedges are marked to market through earnings.
The Firm applies hedge accounting to certain derivatives executed for risk management purposes – generally interest rate, foreign exchange and gold and base metal derivatives.
To qualify for hedge accounting, a derivative must be highly effective at reducing the risk associated with the exposure being hedged. In addition, for a derivative to be designated as a hedge, the risk management objective and strategy must be documented. Hedge documentation must identify the derivative hedging instrument, the asset or liability or forecasted transaction and type of risk to be hedged, and how the effectiveness of the derivative is assessed prospectively and retrospectively.
The extent to which a derivative has been, and is expected to continue to be, effective at offsetting changes in the fair value or cash flows of the hedged item must be assessed and documented at least quarterly. Any hedge ineffectiveness (i.e., the amount by which the gain or loss on the designated derivative instrument does not exactly offset the change in the hedged item attributable to the hedged risk) must be reported in current-period earnings. If it is determined that a derivative is not highly effective at hedging the designated exposure, hedge accounting is discontinued.
There are three types of hedge accounting designations: fair value hedges, cash flow hedges and net investment hedges. JPMorgan Chase uses fair value hedges primarily to hedge fixed-rate long-term debt, AFS securities and gold and base metal inventory. For qualifying fair value hedges, the changes in the fair value of the derivative, and in the value of the hedged item, for the risk being hedged, are recognized in earnings. If the hedge relationship is terminated, then the fair value adjustment to the hedged item continues to be reported as part of the basis of the hedged item and for interest-bearing instruments is amortized to earnings as a yield adjustment. Derivative amounts affecting earnings are recognized consistent with the classification of the hedged item – primarily net interest income and principal transactions revenue.
JPMorgan Chase uses cash flow hedges to hedge the exposure to variability in cash flows from floating-rate financial instruments and forecasted transactions, primarily the rollover of short-term assets and liabilities, and foreign currency–denominated revenue and expense. For qualifying cash flow hedges, the effective portion of the change in the fair value of the derivative is recorded in other comprehensive income/(loss) (“OCI”) and recognized in the Consolidated Statements of Income when the hedged cash flows affect earnings. Derivative amounts affecting earnings are recognized consistent with the classification of the hedged item – primarily interest income, interest expense, noninterest revenue and compensation expense. The ineffective portions of cash flow hedges are immediately recognized in earnings. If the hedge relationship is terminated, then the value of the derivative recorded in accumulated other comprehensive income/(loss) (“AOCI”) is recognized in earnings when the cash flows that were hedged affect earnings. For hedge relationships that are discontinued because a forecasted transaction is not expected to occur according to the original hedge forecast, any related derivative values recorded in AOCI are immediately recognized in earnings.
JPMorgan Chase uses foreign currency hedges to protect the value of the Firm’s net investments in certain non-U.S. subsidiaries or branches whose functional currencies are not the U.S. dollar. For foreign currency qualifying net investment hedges, changes in the fair value of the derivatives are recorded in the translation adjustments account within AOCI.

Accumulated Other Comprehensive Income Policy
Accumulated other comprehensive income/(loss) includes the after-tax change in unrealized gains/(losses) on AFS securities, foreign currency translation adjustments (including the impact of related derivatives), cash flow hedging activities and net loss and prior service costs/(credit) related to the Firm’s defined benefit pension and OPEB plans.

Share-based Compensation, Option and Incentive Plans Policy
The Firm separately recognizes compensation expense for each tranche of each award as if it were a separate award with its own vesting date. Generally, for each tranche granted, compensation expense is recognized on a straight-line basis from the grant date until the vesting date of the respective tranche, provided that the employees will not become full-career eligible during the vesting period. For awards with full-career eligibility provisions and awards granted with no future substantive service requirement, the Firm accrues the estimated value of awards expected to be awarded to employees as of the grant date without giving consideration to the impact of post-employment restrictions. For each tranche granted to employees who will become full-career eligible during the vesting period, compensation expense is recognized on a straight-line basis from the grant date until the earlier of the employee’s full-career eligibility date or the vesting date of the respective tranche.
Compensation expense for RSUs is measured based on the number of shares granted multiplied by the stock price at the grant date and is recognized in income as previously described.
Compensation expense for employee stock options and SARs, which is measured at the grant date as the fair value of employee stock options and SARs, is recognized in net income as described above.
The Firm does not capitalize any compensation cost related to share-based compensation awards to employees.
In June 2007, the FASB ratified guidance which requires that realized tax benefits from dividends or dividend equivalents paid on equity-classified share-based payment awards that are charged to retained earnings be recorded as an increase to additional paid-in capital and included in the pool of excess tax benefits available to absorb tax deficiencies on share-based payment awards. Prior to the issuance of this guidance, the Firm did not include these tax benefits as part of this pool of excess tax benefits. The Firm adopted this guidance on January 1, 2008; its adoption did not have an impact on the Firm’s Consolidated Balance Sheets or results of operations.

Earnings Per Share Policy
Effective January 1, 2009, the Firm implemented accounting guidance for participating securities, which clarifies that unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”) are participating securities and should be included in the earnings per share (“EPS”) calculation using the two-class method. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Options issued under employee benefit plans that have an antidilutive effect are excluded from the computation of diluted EPS.

Fair Value Measurement, Policy
JPMorgan Chase carries a portion of its assets and liabilities at fair value. The majority of such assets and liabilities are carried at fair value on a recurring basis. Certain assets and liabilities are carried at fair value on a nonrecurring basis, including held-for-sale loans, which are accounted for at the lower of cost or fair value and that are only subject to fair value adjustments under certain circumstances.
The Firm has an established and well-documented process for determining fair values. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is based on quoted market prices, where available. If listed prices or quotes are not available, fair value is based on internally developed models that primarily use, as inputs, market-based or independently sourced market parameters, including but not limited to yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves. In addition to market information, models also incorporate transaction details, such as maturity of the instrument. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, the Firm’s creditworthiness, constraints on liquidity and unobservable parameters. Valuation adjustments are applied consistently over time.
•	Credit valuation adjustments (“CVA”) are necessary when the market price (or parameter) is not indicative of the credit quality of the counterparty. As few classes of derivative contracts are listed on an exchange, the majority of derivative positions are valued using internally developed models that use as their basis observable market parameters. An adjustment is necessary to reflect the credit quality of each derivative counterparty to arrive at fair value. The adjustment also takes into account contractual factors designed to reduce the Firm’s credit exposure to each counterparty, such as collateral and legal rights of offset.

•	Debit valuation adjustments (“DVA”) are necessary to reflect the credit quality of the Firm in the valuation of liabilities measured at fair value. The methodology to determine the adjustment is consistent with CVA and incorporates JPMorgan Chase’s credit spread as observed through the credit default swap market.
•	Liquidity valuation adjustments are necessary when the Firm may not be able to observe a recent market price for a financial instrument that trades in inactive (or less active) markets or to reflect the cost of exiting larger-than-normal market-size risk positions (liquidity adjustments are not taken for positions classified within level 1 of the fair value hierarchy; see below). The Firm estimates the amount of uncertainty in the initial valuation based on the degree of liquidity in the market in which the financial instrument trades and makes liquidity adjustments to the carrying value of the financial instrument. The Firm measures the liquidity adjustment based on the following factors: (1) the amount of time since the last relevant pricing point; (2) whether there was an actual trade or relevant external quote; and (3) the volatility of the principal risk component of the financial instrument. Costs to exit larger-than-normal market-size risk positions are determined based on the size of the adverse market move that is likely to occur during the period required to bring a position down to a nonconcentrated level.

•	Unobservable parameter valuation adjustments are necessary when positions are valued using internally developed models that use as their basis unobservable parameters – that is, parameters that must be estimated and are, therefore, subject to management judgment. Such positions are normally traded less actively. Examples include certain credit products where parameters such as correlation and recovery rates are unobservable. Unobservable parameter valuation adjustments are applied to mitigate the possibility of error and revision in the estimate of the market price provided by the model.
The majority of the Firm’s loans and lending-related commitments are not carried at fair value on a recurring basis on the Consolidated Balance Sheets, nor are they actively traded.
Commodities inventory is generally carried at the lower of cost or fair value.
The Firm also has positions in commodities-based derivatives that can be traded on an exchange or over-the-counter (“OTC”) and carried at fair value.
As such, nonpublic private equity investments are valued initially based on cost. Each quarter, valuations are reviewed using available and relevant market data to determine if the carrying value of these investments should be adjusted.
Investments in securities of publicly held companies that trade in liquid markets are marked to market at the quoted public value less adjustments for regulatory or contractual sales restrictions.
Certain assets, liabilities and unfunded lending-related commitments are measured at fair value on a nonrecurring basis; that is, they are not measured at fair value on an ongoing basis but instead are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment).
When determining the fair value of an instrument, it may be necessary to record a valuation adjustment to arrive at an exit price under U.S. GAAP. Valuation adjustments include, but are not limited to, amounts to reflect counterparty credit quality and the Firm’s own creditworthiness.

Trading Assets and Liabilities, Policy
Trading assets include debt and equity instruments held for trading purposes that JPMorgan Chase owns (“long” positions), certain loans managed on a fair value basis and for which the Firm has elected the fair value option, and physical commodities inventories that are generally accounted for at the lower of cost or fair value. Trading liabilities include debt and equity instruments that the Firm has sold to other parties but does not own (“short” positions). The Firm is obligated to purchase instruments at a future date to cover the short positions. Included in trading assets and trading liabilities are the reported receivables (unrealized gains) and payables (unrealized losses) related to derivatives. Trading assets and liabilities are carried at fair value on the Consolidated Balance Sheets. Balances reflect the reduction of securities owned (long positions) by the amount of securities sold but not yet purchased (short positions) when the long and short positions have identical Committee on Uniform Security Identification Procedures (“CUSIPs”).

Fair Value Option, Policy
The fair value option provides an option to elect fair value as an alternative measurement for selected financial assets, financial liabilities, unrecognized firm commitments, and written loan commitments not previously carried at fair value.
Elections
Elections were made by the Firm to:
•	Mitigate income statement volatility caused by the differences in the measurement basis of elected instruments (for example, certain instruments elected were previously accounted for on an accrual basis) while the associated risk management arrangements are accounted for on a fair value basis;
•	Eliminate the complexities of applying certain accounting models (e.g., hedge accounting or bifurcation accounting for hybrid instruments); and
•	Better reflect those instruments that are managed on a fair value basis.
Elections include the following:
•	Loans purchased or originated as part of securitization warehousing activity, subject to bifurcation accounting, or managed on a fair value basis.
•	Securities financing arrangements with an embedded derivative and/or a maturity of greater than one year.
•	Owned beneficial interests in securitized financial assets that contain embedded credit derivatives, which would otherwise be required to be separately accounted for as a derivative instrument.
•	Certain tax credits and other equity investments acquired as part of the Washington Mutual transaction.
•	Structured notes issued as part of IB’s client-driven activities. (Structured notes are financial instruments that contain embedded derivatives.)
•	Long-term beneficial interests issued by IB’s consolidated securitization trusts where the underlying assets are carried at fair value.

Noninterest Revenue Recognition, Policy
This revenue category includes advisory and equity and debt underwriting fees. Advisory fees are recognized as revenue when the related services have been performed and the fee has been earned. Underwriting fees are recognized as revenue when the Firm has rendered all services to the issuer and is entitled to collect the fee from the issuer, as long as there are no other contingencies associated with the fee (e.g., the fee is not contingent upon the customer obtaining financing). Underwriting fees are net of syndicate expense; the Firm recognizes credit arrangement and syndication fees as revenue after satisfying certain retention, timing and yield criteria.
Principal transactions revenue consists of realized and unrealized gains and losses from trading activities (including physical commodities inventories that are generally accounted for at the lower of cost or fair value), changes in fair value associated with financial instruments held by IB for which the fair value option was elected, and loans held-for-sale within the wholesale lines of business. Principal transactions revenue also includes private equity gains and losses.
This revenue category includes fees from loan commitments, standby letters of credit, financial guarantees, deposit-related fees in lieu of compensating balances, cash management-related activities or transactions, deposit accounts and other loan-servicing activities. These fees are recognized over the period in which the related service is provided.
This revenue category includes fees from investment management and related services, custody, brokerage services, insurance premiums and commissions, and other products. These fees are recognized over the period in which the related service is provided. Performance-baesd fees, which are earned based on exceeding certain benchmarks or other performance targets, are accrued and recognized at the end of the performance period in which the target is met.
This revenue category primarily reflects Retail Financial Services’s (“RFS”) mortgage production and servicing revenue, including: fees and income derived from mortgages originated with the intent to sell; mortgage sales and servicing including losses related to the repurchase of previously-sold loans; the impact of risk management activities associated with the mortgage pipeline, warehouse loans and MSRs; and revenue related to any residual interests held from mortgage securitizations. This revenue category also includes gains and losses on sales and lower of cost or fair value adjustments for mortgage loans held-for-sale, as well as changes in fair value for mortgage loans originated with the intent to sell and measured at fair value under the fair value option. Changes in the fair value of RFS mortgage servicing rights are reported in mortgage fees and related income. Net interest income from mortgage loans, and securities gains and losses on AFS securities used in mortgage-related risk management activities, are recorded in interest income and securities gains/(losses), respectively.
This revenue category includes interchange income from credit and debit cards. Prior to 2010, this revenue category included servicing fees earned in connection with securitization activities. Effective January 1, 2010, the Firm consolidated its Firm-sponsored credit card securitization trusts (see Note 16 on pages 244–259 of this Annual Report) and, as a result, the servicing fees were eliminated in consolidation. Volume-related payments to partners and expense for rewards programs are netted against interchange income; expense related to rewards programs are recorded when the rewards are earned by the customer. Other fee revenue is recognized as earned, except for annual fees, which are deferred and recognized on a straight-line basis over the 12-month period to which they pertain. Direct loan origination costs are also deferred and recognized over a 12-month period.
The Firm recognizes the payments made to the affinity organizations and co-brand partners based on new account originations as direct loan origination costs. Payments based on charge volumes are considered by the Firm as revenue sharing with the affinity organizations and co-brand partners, which are deducted from interchange income as the related revenue is earned. Payments based on marketing efforts undertaken by the endorsing organization or partner are expensed by the Firm as incurred. These costs are recorded within noninterest expense.

Goodwill and Intangible Assets, Policy
Goodwill is recorded upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired.
The goodwill impairment test is performed in two steps. In the first step, the current fair value of each reporting unit is compared with its carrying value, including goodwill. If the fair value is in excess of the carrying value (including goodwill), then the reporting unit’s goodwill is considered not to be impaired. If the fair value is less than the carrying value (including goodwill), then a second step is performed. In the second step, the implied current fair value of the reporting unit’s goodwill is determined by comparing the fair value of the reporting unit (as determined in step one) to the fair value of the net assets of the reporting unit, as if the reporting unit were being acquired in a business combination. The resulting implied current fair value of goodwill is then compared with the carrying value of the reporting unit’s goodwill. If the carrying value of the goodwill exceeds its implied current fair value, then an impairment charge is recognized for the excess. If the carrying value of goodwill is less than its implied current fair value, then no goodwill impairment is recognized.
The primary method the Firm uses to estimate the fair value of its reporting units is the income approach.
JPMorgan Chase made the determination to treat its MSRs as one class of servicing assets based on the availability of market inputs used to measure its MSR asset at fair value and its treatment of MSRs as one aggregate pool for risk management purposes. As permitted by U.S. GAAP, the Firm elected to account for this one class of servicing assets at fair value.
Other intangible assets are recorded at their fair value upon completion of a business combination or certain other transactions, and generally represent the value of customer relationships or arrangements. Subsequently, the Firm’s intangible assets with finite lives, including core deposit intangibles, purchased credit card relationships, and other intangible assets, are amortized over their useful lives in a manner that best reflects the economic benefits of the intangible asset.
The Firm’s intangible assets are tested for impairment if events or changes in circumstances indicate that the asset might be impaired, and, for intangible assets with indefinite lives, on an annual basis.
The impairment test for a finite-lived intangible asset compares the undiscounted cash flows associated with the use or disposition of the intangible asset to its carrying value. If the sum of the undiscounted cash flows exceeds its carrying value, then no impairment charge is recorded. If the sum of the undiscounted cash flows is less than its carrying value, then an impairment charge is recognized to the extent the carrying amount of the asset exceeds its fair value.
The impairment test for indefinite-lived intangible assets compares the fair value of the intangible asset to its carrying amount. If the carrying value exceeds the fair value, then an impairment charge is recognized for the difference.

Loans Policy Text Block
The accounting for a loan depends on management’s strategy for the loan, and on whether the loan was credit-impaired at the date of acquisition. The Firm accounts for loans based on the following categories:
•	Originated or purchased loans held-for-investment (other than purchased credit-impaired (“PCI”) loans);
•	Loans held-for-sale;
•	Fair value loans;
•	PCI loans held-for-investment
The following provides a detailed accounting discussion of these loan categories:
Loans held-for-investment (other than PCI loans)
Originated or purchased loans held-for-investment, other than PCI loans, are measured at the principal amount outstanding, net of the following: allowance for loan losses; net charge-offs; interest applied to principal (for loans accounted for on the cost recovery method); unamortized discounts and premiums; and deferred loan fees or cost.
Interest income
Interest income on performing loans held-for-investment, other than PCI loans, is accrued and recognized as interest income at the contractual rate of interest. Purchase price discounts or premiums, as well as net deferred loan fees or costs, are amortized into interest income over the life of the loan to produce a level rate of return.
Nonaccrual loans
Nonaccrual loans are those on which the accrual of interest has been suspended. Loans (other than credit card loans and certain consumer loans insured by U.S. government agencies) are placed on nonaccrual status and considered nonperforming when full payment of principal and interest is in doubt, which is generally determined when principal or interest is 90 days or more past due and collateral, if any, is insufficient to cover principal and interest. A loan is determined to be past due when the minimum payment is not received from the borrower by the contractually specified due date or for certain loans (e.g., residential real estate loans), when a monthly payment is due and unpaid for 30 days or more. All interest accrued but not collected is reversed against interest income at the date a loan is placed on nonaccrual status. In addition, the amortization of deferred amounts is suspended. In certain cases, interest income on nonaccrual loans may be recognized to the extent cash is received (i.e., cash basis) when the recorded loan balance is deemed fully collectible; however, if there is doubt regarding the ultimate collectability of the recorded loan balance, all interest cash receipts are applied to reduce the carrying value of the loan (the cost recovery method).
A loan may be returned to accrual status when repayment is reasonably assured and there has been demonstrated performance under the terms of the loan or, if applicable, the terms of the restructured loan.
As permitted by regulatory guidance, credit card loans are generally exempt from being placed on nonaccrual status; accordingly, interest and fees related to credit card loans continue to accrue until the loan is charged off or paid in full. However, the Firm separately establishes an allowance for the estimated uncollectible portion of billed and accrued interest and fee income on credit card loans.
Allowance for loan losses
The allowance for loan losses represents the estimated probable losses on held-for-investment loans. Changes in the allowance for loan losses are recorded in the Provision for credit losses on the Firm’s Consolidated Statements of Income.
Charge-offs
Wholesale loans and risk-rated business banking and auto loans are charged off against the allowance for loan losses when it is highly certain that a loss has been realized.
Consumer loans, other than risk-rated business banking and auto loans and PCI loans, are generally charged off to the allowance for loan losses upon reaching specified stages of delinquency, in accordance with the Federal Financial Institutions Examination Council (“FFIEC”) policy. Residential mortgage loans and scored business banking loans are generally charged down to estimated net realizable value at no later than 180 days past due. Certain consumer loans, including auto loans and non-government guaranteed student loans, are generally charged down to estimated net realizable value at 120 days past due. The Firm regularly assesses the assumptions that it uses to estimate these net realizable values, and updates the underlying assumptions as necessary to further refine its estimates.
Credit card loans are charged off by the end of the month in which the account becomes 180 days past due, or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.
Certain impaired loans are deemed collateral-dependent because repayment of the loan is expected to be provided solely by the underlying collateral, rather than by cash flows from the borrower’s operations, income or other resources. Impaired collateral-dependent loans are charged-off to the fair value of the collateral, less costs to sell.
Loans held-for-sale
Held-for-sale loans are measured at the lower of cost or fair value, with valuation changes recorded in noninterest revenue. For wholesale loans, the valuation is performed on an individual loan basis. For consumer loans, the valuation is performed on a portfolio basis.
Interest income on loans held-for-sale is accrued and recognized based on the contractual rate of interest.
Loan origination fees or costs and purchase price discounts or premiums are deferred in a contra loan account until the related loan is sold. The deferred fees and discounts or premiums are an adjustment to the basis of the loan and therefore are included in the periodic determination of the lower of cost or fair value adjustments and/or the gain or losses recognized at the time of sale.
Held-for-sale loans are subject to the nonaccrual policies described above.
Because held-for-sale loans are recognized at the lower of cost or fair value, the Firm’s allowance for loan losses and charge-off policies do not apply to these loans.
Fair value loans
Loans used in a trading strategy or risk managed on a fair value basis are measured at fair value, with changes in fair value recorded in noninterest revenue.
For these loans, the earned current contractual interest payment is recognized in interest income. Changes in fair value are recognized in noninterest revenue. Loan origination fees are recognized upfront in noninterest revenue. Loan origination costs are recognized in the associated expense category as incurred.
Because these loans are recognized at fair value, the Firm’s nonaccrual, allowance for loan losses, and charge-off policies do not apply to these loans.
PCI loans held-for-investment are initially measured at fair value. PCI loans have evidence of credit deterioration since the loan’s origination date and therefore it is probable, at acquisition, that all contractually required payments will not be collected. Because PCI loans are initially measured at fair value, which includes an estimate of future credit losses, no allowance for loan losses related to PCI loans is recorded at the acquisition date.
Loans in the held-for-investment portfolio that management decides to sell are transferred to the held-for-sale portfolio at the lower of cost or fair value on the date of transfer. Credit-related losses are charged against the allowance for loan losses; losses due to changes in interest rates or foreign currency exchange rates are recognized in noninterest revenue.
In certain limited cases, loans in the held-for-sale portfolio that management decides to retain are transferred to the held-for-investment portfolio at the lower of cost or fair value on the date of transfer. These loans are subsequently assessed for impairment based on the Firm’s allowance methodology.
Such modifications are accounted for and reported as troubled debt restructurings (“TDRs”). A loan that has been modified in a TDR is generally considered to be impaired until it matures, is repaid, or is otherwise liquidated, regardless of whether the borrower performs under the modified terms. In certain limited cases, the effective interest rate applicable to the modified loan is at or above the current market rate at the time of the restructuring. In such circumstances, and assuming that the loan subsequently performs under its modified terms and the Firm expects to collect all contractual principal and interest cash flows, the loan is disclosed as impaired and as a TDR only during the year of the modification; in subsequent years, the loan is not disclosed as an impaired loan or as a TDR so long as repayment of the restructured loan under its modified terms is reasonably assured.
Loans, except for credit card loans, modified in a TDR are generally placed on nonaccrual status, although in most cases such loans were already on nonaccrual status prior to modification. These loans may be returned to performing status (resuming the accrual of interest) if the following criteria are met: (a) the borrower has performed under the modified terms for a minimum of six months and/or six payments, and (b) the Firm has an expectation that repayment of the modified loan is reasonably assured based on, for example, the borrower’s debt capacity and level of future earnings, collateral values, LTV ratios, and other current market considerations.

Because TDRs are considered to be impaired, these loans are evaluated for an asset-specific allowance, which considers the expected re-default rates for the modified loans and is determined based on the same methodology used to estimate the Firm’s asset-specific allowance component regardless of whether the loan is performing and has been returned to accrual status.
At the time JPMorgan Chase takes physical possession, the property is recorded in other assets on the Consolidated Balance Sheets at fair value less estimated costs to sell. Each quarter the fair value of the acquired property is reviewed and adjusted, if necessary. Subsequent changes to fair value are charged/credited to noninterest revenue. Operating expense, such as real estate taxes and maintenance, are charged to other expense.
PCI loans were determined to be credit-impaired upon acquisition based on specific risk characteristics of the loan, including product type, loan-to-value ratios, FICO scores, and past-due status. Upon acquisition, credit-impaired loans acquired in the same fiscal quarter may be aggregated into one or more pools, provided that the loans have common risk characteristics. A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. With respect to the Washington Mutual transaction, all of the consumer loans were aggregated into pools of loans with common risk characteristics.
PCI loans are initially recorded at fair value upon acquisition. For each PCI loan, or pool of loans, the Firm is required to estimate the total cash flows (both principal and interest) expected to be collected over the remaining life of the loan or pool. These estimates incorporate assumptions regarding default rates, loss severities, the amounts and timing of prepayments and other factors that reflect then-current market conditions.
The excess of cash flows expected to be collected over the carrying value of the underlying loans is referred to as the accretable yield. This amount is not reported on the Firm’s Consolidated Balance Sheets but is accreted into interest income at a level rate of return over the remaining estimated lives of the underlying pools of loans. For variable-rate loans, expected future cash flows were initially based on the rate in effect at acquisition; expected future cash flows are recalculated as rates change over the lives of the loans.
On a quarterly basis, the Firm updates the amount of loan principal and interest cash flows expected to be collected. Probable decreases in expected loan principal cash flows trigger the recognition of impairment, which is then measured as the present value of the expected principal loss plus any related foregone interest cash flows, discounted at the pool’s effective interest rate. Impairments are recognized through the provision and allowance for loan losses. Probable and significant increases in expected cash flows (e.g., decreased principal credit losses, the net benefit of modifications) would first reverse any previously recorded allowance for loan losses with any remaining increases recognized prospectively as a yield adjustment over the remaining estimated lives of the underlying loans. The impacts of (i) prepayments, (ii) changes in variable interest rates, and (iii) any other changes in the timing of expected cash flows are recognized prospectively as adjustments to interest income. Disposals of loans – which may include sales of loans, receipt of payments in full by the borrower, or foreclosure – result in removal of the loan from the PCI portfolio.
If the timing and/or amounts of expected cash flows on PCI loans were determined not to be reasonably estimable, no interest would be accreted and the loans would be reported as nonaccrual loans; however, since the timing and amounts of expected cash flows for the Firm’s PCI consumer loans are reasonably estimable, interest is being accreted and the loans are being reported as performing loans.
Charge-offs are not recorded on PCI loans until actual losses exceed the estimated losses that were recorded as purchase accounting adjustments at acquisition date. To date, no charge-offs have been recorded for these consumer loans.
The impact of these modifications is incorporated into the Firm’s quarterly assessment of whether a probable and significant change in expected cash flows has occurred, and the loans continue to be accounted for and reported as PCI loans.
Substantially all of these modifications, both long-term and short-term are considered to be troubled debt restructurings.
Assuming that the cardholder does not begin to perform in accordance with those payment terms, the loan continues to age and will ultimately be charged-off in accordance with the Firm’s standard charge-off policy.

Loan securitizations
For loan securitizations in which the Firm is not required to consolidate the trust, the Firm records the transfer of the loan receivable to the trust as a sale when the accounting criteria for a sale are met. Those criteria are: (1) the transferred financial assets are legally isolated from the Firm’s creditors; (2) the transferee or beneficial interest holder can pledge or exchange the transferred financial assets; and (3) the Firm does not maintain effective control over the transferred financial assets (e.g., the Firm cannot repurchase the transferred assets before their maturity and it does not have the ability to unilaterally cause the holder to return the transferred assets).
For loan securitizations accounted for as a sale, the Firm recognizes a gain or loss based on the difference between the value of proceeds received (including cash, beneficial interests, or servicing assets received) and the carrying value of the assets sold. Gains and losses on securitizations are reported in noninterest revenue. The value of the proceeds received is determined under the Firm’s valuation policies described in Note 3 on pages 170–187 of this Annual Report.

The accounting for retained interests is dependent upon several factors, including the form and economic characteristics of the retained interest. Interests retained by IB are classified as trading assets. Interests retained in other business segments, including RFS, Card and Corporate Treasury, may be classified as AFS securities or trading assets. See Note 12 on pages 214–218 of this Annual Report for more information on AFS securities.
The Firm has the option to repurchase certain loans sold to U.S. government agencies (predominantly loans securitized in Ginnie Mae pools) if they reach certain delinquency triggers. Once the delinquency trigger has been met, regardless of whether the repurchase option has been exercised, the Firm recognizes the loan on the Consolidated Balance Sheet. The Firm also recognizes an offsetting liability in accounts payable and other liabilities for any loans subject to the repurchase option, but for which the option to repurchase has not been exercised.

Pension and other postretirement plans, policy
For the Firm’s defined benefit pension plans, fair value is used to determine the expected return on plan assets. For the Firm’s OPEB plans, a calculated value that recognizes changes in fair value over a five-year period is used to determine the expected return on plan assets. Amortization of net gains and losses is included in annual net periodic benefit cost if, as of the beginning of the year, the net gain or loss exceeds 10% of the greater of the projected benefit obligation or the fair value of the plan assets. Any excess, as well as prior service costs, are amortized over the average future service period of defined benefit pension plan participants, which for the U.S. defined benefit pension plan is currently nine years. For OPEB plans, any excess net gains and losses also are amortized over the average future service period, which is currently five years; however, prior service costs are amortized over the average years of service remaining to full eligibility age, which is currently three years.
Cash and cash equivalents includes currency on hand, demand deposits with banks or other financial institutions, and any short-term, highly liquid investments readily convertible into cash (i.e., investments with original maturities of three months or less).

Commitments and Contingencies, Litigation, Policy
The Firm has established reserves for several hundred of its currently outstanding legal proceedings. The Firm accrues for potential liability arising from such proceedings when it is probable that such liability has been incurred and the amount of the loss can be reasonably estimated. The Firm evaluates its outstanding legal proceedings each quarter to assess its litigation reserves, and makes adjustments in such reserves, upwards or downwards, as appropriate, based on management’s best judgment after consultation with counsel.

Off-balance sheet lending-related financial instruments, guarantees and other commitments, Policy
To provide for the risk of loss inherent in wholesale and consumer (excluding credit card) related contracts, an allowance for credit losses on lending-related commitments is maintained.
U.S. GAAP requires that a guarantor recognize, at the inception of a guarantee, a liability in an amount equal to the fair value of the obligation undertaken in issuing the guarantee. U.S. GAAP defines a guarantee as a contract that contingently requires the guarantor to pay a guaranteed party based upon: (a) changes in an underlying asset, liability or equity security of the guaranteed party; or (b) a third party’s failure to perform under a specified agreement. The Firm considers the following off–balance sheet lending-related arrangements to be guarantees under U.S. GAAP: certain asset purchase agreements, standby letters of credit and financial guarantees, securities lending indemnifications, certain indemnification agreements included within third-party contractual arrangements and certain derivative contracts.
As required by U.S. GAAP, the Firm initially records guarantees at the inception date fair value of the obligation assumed (e.g., the amount of consideration received, the net present value of the premium receivable). For certain types of guarantees, the Firm records this fair value amount in other liabilities with an offsetting entry recorded in cash (for premiums received), or other assets (for premiums receivable). Any premium receivable recorded in other assets is reduced as cash is received under the contract, and the fair value of the liability recorded at inception is amortized into income as lending- and deposit-related fees over the life of the guarantee contract. For indemnifications provided in sales agreements, a portion of the sale proceeds is allocated to the guarantee, which adjusts the gain or loss that would otherwise result from the transaction. For these indemnifications, the initial liability is amortized to income as the Firm’s risk is reduced (i.e., over time or when the indemnification expires). Any contingent liability that exists as a result of issuing the guarantee or indemnification is recognized when it become probable and reasonably estimable. The contingent portion of the liability is not recognized if the estimated amount is less than the carrying amount of the liability recognized at inception (adjusted for any amortization).
Derivative guarantees are recorded on the Consolidated Balance Sheets at fair value in trading assets and trading liabilities.

Business Changes and Developments (Tables)	12 Months Ended
Dec. 31, 2010
Business Changes and Developments (Tables) [Abstract]
Condensed statement of net assets acquired

(in millions)	September 25, 2008

Assets
Cash and due from banks	$3,680
Deposits with banks	3,517
Federal funds sold and securities purchased under resale agreements	1,700
Trading assets	5,691
Securities	17,224
Loans (net of allowance for loan losses)	206,456
Accrued interest and accounts receivable	3,253
Mortgage servicing rights	5,874
All other assets	16,596

Total assets	$263,991

Liabilities
Deposits	$159,872
Federal funds purchased and securities loaned or sold under repurchase agreements	4,549
Other borrowed funds	81,636
Trading liabilities	585
Accounts payable, accrued expense and other liabilities	6,708
Long-term debt	6,718

Total liabilities	260,068

Washington Mutual net assets acquired	$3,923

(in millions)	May 30, 2008

Assets
Cash and due from banks	$534
Federal funds sold and securities purchased under resale agreements	21,204
Securities borrowed	55,195
Trading assets	136,489
Loans	4,407
Accrued interest and accounts receivable	34,677
Goodwill	885
All other assets	35,377

Total assets	$288,768

Liabilities
Federal funds purchased and securities loaned or sold under repurchase agreements	$54,643
Other borrowings	16,166
Trading liabilities	24,267
Beneficial interests issued by consolidated VIEs	47,042
Long-term debt	67,015
Accounts payable and other liabilities	78,569

Total liabilities	287,702

Bear Stearns net assets(a)	$1,066

(a)	Reflects the fair value assigned to 49.4% of the Bear Stearns net assets acquired on April 8, 2008 (net of related amortization), and the fair value assigned to the remaining 50.6% of the Bear Stearns net assets acquired on May 30, 2008. The difference between the net assets acquired, as presented above, and the fair value of the net assets acquired (including goodwill), presented in the previous table, represents JPMorgan Chase’s net losses recorded under the equity method of accounting.

Unaudited pro forma condensed combined financial information reflecting the Bear Stearns merger and Washington Mutual transaction

Year ended December 31,
(in millions, except per share data)	2008

Total net revenue	$68,149
Loss before extraordinary gain	(14,090)
Net loss	(12,184)

Net loss per common share data:
Basic earnings per share
Loss before extraordinary gain	$(4.26)
Net loss	(3.72)
Diluted earnings per share(a)
Loss before extraordinary gain	(4.26)
Net loss	(3.72)
Average common shares issued and outstanding
Basic	3,510.5
Diluted	3,510.5

(a)	Common equivalent shares have been excluded from the pro forma computation of diluted loss per share for the year ended December 31, 2008, as the effect would be antidilutive.

Purchase Price Allocation

September 25, 2008 (in millions)

Purchase price
Purchase price		$1,938
Direct acquisition costs		3

Total purchase price		1,941
Net assets acquired:
Washington Mutual’s net assets before fair value adjustments	$39,186
Washington Mutual’s goodwill and other intangible assets	(7,566)

Subtotal	31,620

Adjustments to reflect assets acquired at fair value:
Securities	(16)
Trading assets	(591)
Loans	(30,998)
Allowance for loan losses	8,216
Premises and equipment	680
Accrued interest and accounts receivable	(243)
Other assets	4,010

Adjustments to reflect liabilities assumed at fair value:
Deposits	(686)
Other borrowed funds	68
Accounts payable, accrued expense and other liabilities	(1,124)
Long-term debt	1,063

Fair value of net assets acquired		11,999

Negative goodwill before allocation to nonfinancial assets		(10,058)
Negative goodwill allocated to nonfinancial assets(a)		8,076

Negative goodwill resulting from the acquisition(b)		$(1,982)

(a)	The acquisition was accounted for as a purchase business combination, which requires the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of an acquired business to be recorded at their respective fair values as of the effective date of the acquisition and consolidated with those of JPMorgan Chase. The fair value of the net assets of Washington Mutual’s banking operations exceeded the $1.9 billion purchase price, resulting in negative goodwill. Noncurrent, nonfinancial assets not held-for-sale, such as premises and equipment and other intangibles, were written down against the negative goodwill. The negative goodwill that remained after writing down transaction-related core deposit intangibles of approximately $4.9 billion and premises and equipment of approximately $3.2 billion was recognized as an extraordinary gain of $2.0 billion.

(b)	The extraordinary gain was recorded net of tax expense in Corporate/Private Equity.

May 30, 2008 (in millions, except shares, per share amounts, ratios and where otherwise noted)

Purchase price
Shares exchanged in the Share Exchange transaction (April 8, 2008)	95,000
Other Bear Stearns shares outstanding	145,759

Total Bear Stearns stock outstanding	240,759
Cancellation of shares issued in the Share Exchange transaction	(95,000)
Cancellation of shares acquired by JPMorgan Chase for cash in the open market	(24,061)

Bear Stearns common stock exchanged as of May 30, 2008	121,698
Exchange ratio	0.21753

JPMorgan Chase common stock issued	26,473
Average purchase price per JPMorgan Chase common share(a)	$45.26

Total fair value of JPMorgan Chase common stock issued		$1,198
Bear Stearns common stock acquired for cash in the open market (24 million shares at an average share price of $12.37 per share)		298
Fair value of employee stock awards (largely to be settled by shares held in the RSU Trust(b))		242
Direct acquisition costs		27
Less: Fair value of Bear Stearns common stock held in the RSU Trust and included in the exchange of common stock		(269	)(b)

Total purchase price		1,496

Net assets acquired
Bear Stearns common stockholders’ equity	$6,052
Adjustments to reflect assets acquired at fair value:
Trading assets	(3,877)
Premises and equipment	509
Other assets	(288)
Adjustments to reflect liabilities assumed at fair value:
Long-term debt	504
Other liabilities	(2,289)

Fair value of net assets acquired excluding goodwill		611

Goodwill resulting from the merger(c)		$885

(a)	The value of JPMorgan Chase common stock was determined by averaging the closing prices of JPMorgan Chase’s common stock for the four trading days during the period March 19 through 25, 2008.

(b)	Represents shares of Bear Stearns common stock held in an irrevocable grantor trust (the “RSU Trust”), to be used to settle stock awards granted to selected employees and certain key executives under certain heritage Bear Stearns employee stock plans. Shares in the RSU Trust were exchanged for 6 million shares of JPMorgan Chase common stock at the merger exchange ratio of 0.21753. For further discussion of the RSU Trust, see Note 10 on pages 210–212 of this Annual Report.

(c)	The goodwill was recorded in Investment Bank and is not tax-deductible.

Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurement (Tables) [Abstract]
Assets and liabilities measured at fair value on a recurring basis

	Fair value hierarchy
				Netting	Total
December 31, 2010 (in millions)	Level 1(i)	Level 2(i)	Level 3(i)	adjustments	fair value

Federal funds sold and securities purchased under resale agreements	$—	$20,299	$—	$—	$20,299
Securities borrowed	—	13,961	—	—	13,961

Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies(a)	36,813	10,738	174	—	47,725
Residential – nonagency	—	2,807	687	—	3,494
Commercial – nonagency	—	1,093	2,069	—	3,162

Total mortgage-backed securities	36,813	14,638	2,930	—	54,381
U.S. Treasury and government agencies(a)	12,863	9,026	—	—	21,889
Obligations of U.S. states and municipalities	—	11,715	2,257	—	13,972
Certificates of deposit, bankers’ acceptances and commercial paper	—	3,248	—	—	3,248
Non-U.S. government debt securities	31,127	38,482	697	—	70,306
Corporate debt securities	—	42,280	4,946	—	47,226
Loans(b)	—	21,736	13,144	—	34,880
Asset-backed securities	—	2,743	7,965	—	10,708

Total debt instruments	80,803	143,868	31,939	—	256,610
Equity securities	124,400	3,153	1,685	—	129,238
Physical commodities(c)	18,327	2,708	—	—	21,035
Other	—	2,275	253	—	2,528

Total debt and equity instruments(d)	223,530	152,004	33,877	—	409,411
Derivative receivables:
Interest rate	2,278	1,120,282	5,422	(1,095,427)	32,555
Credit(e)	—	111,827	17,902	(122,004)	7,725
Foreign exchange	1,121	163,114	4,236	(142,613)	25,858
Equity	30	38,041	5,562	(39,429)	4,204
Commodity	1,324	56,076	2,197	(49,458)	10,139

Total derivative receivables(f)	4,753	1,489,340	35,319	(1,448,931)	80,481

Total trading assets	228,283	1,641,344	69,196	(1,448,931)	489,892

Available-for-sale securities:
Mortgage-backed securities:
U.S. government agencies(a)	104,736	15,490	—	—	120,226
Residential – nonagency	—	48,969	5	—	48,974
Commercial – nonagency	—	5,403	251	—	5,654

Total mortgage-backed securities	104,736	69,862	256	—	174,854
U.S. Treasury and government agencies(a)	522	10,826	—	—	11,348
Obligations of U.S. states and municipalities	31	11,272	256	—	11,559
Certificates of deposit	6	3,641	—	—	3,647
Non-U.S. government debt securities	13,107	7,670	—	—	20,777
Corporate debt securities	1	61,793	—	—	61,794
Asset-backed securities:
Credit card receivables	—	7,608	—	—	7,608
Collateralized loan obligations	—	128	13,470	—	13,598
Other	—	8,777	305	—	9,082
Equity securities	1,998	53	—	—	2,051

Total available-for-sale securities	120,401	181,630	14,287	—	316,318

Loans	—	510	1,466	—	1,976
Mortgage servicing rights	—	—	13,649	—	13,649
Other assets:
Private equity investments(g)	49	826	7,862	—	8,737
All other	5,093	192	4,179	—	9,464

Total other assets	5,142	1,018	12,041	—	18,201

Total assets measured at fair value on a recurring basis(h)	$353,826	$1,858,762	$110,639	$(1,448,931)	$874,296

	Fair value hierarchy
				Netting	Total
December 31, 2010 (in millions)	Level 1(i)	Level 2(i)	Level 3(i)	adjustments	fair value

Deposits	$—	$3,736	$633	$—	$4,369
Federal funds purchased and securities loaned or sold under repurchase agreements	—	4,060	—	—	4,060
Other borrowed funds	—	8,959	972	—	9,931
Trading liabilities:
Debt and equity instruments(d)	58,468	18,425	54	—	76,947
Derivative payables:
Interest rate	2,625	1,085,233	2,586	(1,070,057)	20,387
Credit(e)	—	112,545	12,516	(119,923)	5,138
Foreign exchange	972	158,908	4,850	(139,715)	25,015
Equity	22	39,046	7,331	(35,949)	10,450
Commodity	862	54,611	3,002	(50,246)	8,229

Total derivative payables(f)	4,481	1,450,343	30,285	(1,415,890)	69,219

Total trading liabilities	62,949	1,468,768	30,339	(1,415,890)	146,166

Accounts payable and other liabilities	—	—	236	—	236
Beneficial interests issued by consolidated VIEs	—	622	873	—	1,495
Long-term debt	—	25,795	13,044	—	38,839

Total liabilities measured at fair value on a recurring basis	$62,949	$1,511,940	$46,097	$(1,415,890)	$205,096

	Fair value hierarchy
				Netting	Total
December 31, 2009 (in millions)	Level 1	Level 2	Level 3	adjustments	fair value

Federal funds sold and securities purchased under resale agreements	$—	$20,536	$—	$—	$20,536
Securities borrowed	—	7,032	—	—	7,032
Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies(a)	33,092	8,373	260	—	41,725
Residential – nonagency	—	2,284	1,115	—	3,399
Commercial – nonagency	—	537	1,770	—	2,307

Total mortgage-backed securities	33,092	11,194	3,145	—	47,431
U.S. Treasury and government agencies(a)	13,701	9,559	—	—	23,260
Obligations of U.S. states and municipalities	—	5,681	1,971	—	7,652
Certificates of deposit, bankers’ acceptances and commercial paper	—	5,419	—	—	5,419
Non-U.S. government debt securities	25,684	32,487	734	—	58,905
Corporate debt securities	—	48,754	5,241	—	53,995
Loans(b)	—	18,330	13,218	—	31,548
Asset-backed securities	—	1,428	7,975	—	9,403

Total debt instruments	72,477	132,852	32,284	—	237,613
Equity securities	75,053	3,450	1,956	—	80,459
Physical commodities(c)	9,450	586	—	—	10,036
Other	—	1,884	926	—	2,810

Total debt and equity instruments(d)	156,980	138,772	35,166	—	330,918
Derivative receivables(e)(f)	2,344	1,516,490	46,684	(1,485,308)	80,210

Total trading assets	159,324	1,655,262	81,850	(1,485,308)	411,128

Available-for-sale securities:
Mortgage-backed securities:
U.S. government agencies(a)	158,957	8,941	—	—	167,898
Residential – nonagency	—	14,773	25	—	14,798
Commercial – nonagency	—	4,590	—	—	4,590

Total mortgage-backed securities	158,957	28,304	25	—	187,286
U.S. Treasury and government agencies(a)	405	29,592	—	—	29,997
Obligations of U.S. states and municipalities	—	6,188	349	—	6,537
Certificates of deposit	—	2,650	—	—	2,650
Non-U.S. government debt securities	5,506	18,997	—	—	24,503
Corporate debt securities	1	62,007	—	—	62,008
Asset-backed securities:
Credit card receivables	—	25,742	—	—	25,742
Collateralized debt and loan obligations	—	5	12,144	—	12,149
Other	—	6,206	588	—	6,794
Equity securities	2,466	146	87	—	2,699

Total available-for-sale securities	167,335	179,837	13,193	—	360,365

Loans	—	374	990	—	1,364
Mortgage servicing rights	—	—	15,531	—	15,531
Other assets:
Private equity investments(g)	165	597	6,563	—	7,325
All other(j)	7,241	90	9,521	—	16,852

Total other assets	7,406	687	16,084	—	24,177

Total assets measured at fair value on a recurring basis(h)	$334,065	$1,863,728	$127,648	$(1,485,308)	$840,133

	Fair value hierarchy
				Netting	Total
December 31, 2009 (in millions)	Level 1	Level 2	Level 3	adjustments	fair value

Deposits	$—	$3,979	$476	$—	$4,455
Federal funds purchased and securities loaned or sold under repurchase agreements	—	3,396	—	—	3,396
Other borrowed funds	—	5,095	542	—	5,637
Trading liabilities:
Debt and equity instruments(d)	50,577	14,359	10	—	64,946
Derivative payables(e)(f)	2,038	1,481,813	35,332	(1,459,058)	60,125

Total trading liabilities	52,615	1,496,172	35,342	(1,459,058)	125,071

Accounts payable and other liabilities	—	2	355	—	357
Beneficial interests issued by consolidated VIEs	—	785	625	—	1,410
Long-term debt	—	30,685	18,287	—	48,972

Total liabilities measured at fair value on a recurring basis	$52,615	$1,540,114	$55,627	$(1,459,058)	$189,298

(a)	At December 31, 2010 and 2009, included total U.S. government-sponsored enterprise obligations of $137.3 billion and $195.8 billion respectively, which were predominantly mortgage-related.
(b)	At December 31, 2010 and 2009, included within trading loans were $22.7 billion and $20.7 billion, respectively, of residential first-lien mortgages and $2.6 billion and $2.7 billion, respectively, of commercial first-lien mortgages. Residential mortgage loans include conforming mortgage loans originated with the intent to sell to U.S. government agencies of $13.1 billion and $11.1 billion, respectively, and reverse mortgages of $4.0 billion and $4.5 billion, respectively.
(c)	Physical commodities inventories are generally accounted for at the lower of cost or fair value.
(d)	Balances reflect the reduction of securities owned (long positions) by the amount of securities sold but not yet purchased (short positions) when the long and short positions have identical Committee on Uniform Security Identification Procedures (“CUSIPs”).
(e)	The level 3 amounts for derivative receivables and derivative payables related to credit primarily include structured credit derivative instruments. For further information on the classification of instruments within the valuation hierarchy, see pages 171–175 of this Note.
(f)	As permitted under U.S. GAAP, the Firm has elected to net derivative receivables and derivative payables and the related cash collateral received and paid when a legally enforceable master netting agreement exists. For purposes of the tables above, the Firm does not reduce derivative receivables and derivative payables balances for this netting adjustment, either within or across the levels of the fair value hierarchy, as such netting is not relevant to a presentation based on the transparency of inputs to the valuation of an asset or liability. Therefore, the balances reported in the fair value hierarchy table above are gross of any counterparty netting adjustments. However, if the Firm were to net such balances within level 3, the reduction in the level 3 derivative receivable and derivative payable balances would be $12.7 billion and $16.0 billion at December 31, 2010 and 2009, respectively, exclusive of the netting benefit associated with cash collateral, which would further reduce the level 3 balances.
(g)	Private equity instruments represent investments within the Corporate/Private Equity line of business. The cost basis of the private equity investment portfolio totaled $10.0 billion and $8.8 billion at December 31, 2010 and 2009, respectively.
(h)	At December 31, 2010 and 2009, balances included investments valued at net asset value of $12.1 billion and $16.8 billion, respectively, of which $5.9 billion and $9.0 billion, respectively, were classified in level 1, $2.0 billion and $3.2 billion, respectively, in level 2 and $4.2 billion and $4.6 billion in level 3.
(i)	For the year ended December 31, 2010, there were no significant transfers between levels 1 and 2. Transfers from level 3 into level 2 included $1.2 billion of trading loans due to increased price transparency. There were no significant transfers into level 3.
(j)	Included assets within accrued interest receivable and other assets at December 31, 2009.

Changes in level 3 recurring fair value measurements

							Change in
							unrealized
							gains/
							(losses)
	Fair value measurements using significant unobservable inputs						related to
	Fair	Total				Fair	financial
	Value	realized/		Purchases,	Transfers	value	instruments
Year ended	at	unrealized		issuances	into and/or	at	held at
December 31, 2010	January 1,	gains/		settlements,	out of	December 31,	December 31,
(in millions)	2010	(losses)		net	level 3(e)	2010	2010

Assets:
Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies	$260	$24		$(107)	$(3)	$174	$(31)
Residential – nonagency	1,115	178		(564)	(42)	687	110
Commercial – nonagency	1,770	230		(33)	102	2,069	130

Total mortgage-backed securities	3,145	432		(704)	57	2,930	209
Obligations of U.S. states and municipalities	1,971	2		142	142	2,257	(30)
Non-U.S. government debt securities	734	(132)		140	(45)	697	(105)
Corporate debt securities	5,241	(325)		115	(85)	4,946	28
Loans	13,218	(40)		1,296	(1,330)	13,144	(385)
Asset-backed securities	7,975	333		(354)	11	7,965	292

Total debt instruments	32,284	270		635	(1,250)	31,939	9
Equity securities	1,956	133		(351)	(53)	1,685	199
Other	926	10		(762)	79	253	98

Total debt and equity instruments	35,166	413	(a)	(478)	(1,224)	33,877	306	(a)

Net derivative receivables:
Interest rate	2,040	3,057		(2,520)	259	2,836	487
Credit	10,350	(1,757)		(3,102)	(105)	5,386	(1,048)
Foreign exchange	1,082	(913)		(434)	(349)	(614)	(464)
Equity	(1,791)	7		(121)	136	(1,769)	(11)
Commodity	(329)	(700)		134	90	(805)	(76)

Total net derivative receivables	11,352	(306	)(a)	(6,043)	31	5,034	(1,112	)(a)

Available-for-sale securities:
Asset-backed securities	12,732	(146)		1,189	—	13,775	(129)
Other	461	(49)		37	63	512	18

Total available-for-sale securities	13,193	(195	)(b)	1,226	63	14,287	(111	)(b)

Loans	990	145	(a)	323	8	1,466	37	(a)
Mortgage servicing rights	15,531	(2,268	)(c)	386	—	13,649	(2,268	)(c)

Other assets:
Private equity investments	6,563	1,038	(a)	715	(454)	7,862	688	(a)
All other	9,521	(113	)(d)	(5,132)	(97)	4,179	37	(d)

							Change in
							unrealized
							(gains)/
							losses
	Fair value measurements using significant unobservable inputs						related to
	Fair	Total				Fair	financial
	value	realized/		Purchases,	Transfers	value	instruments
Year ended	at	unrealized		issuances	into and/or	at	held at
December 31, 2010	January 1,	(gains)/		settlements,	out of	December 31,	December 31,
(in millions)	2010	losses		net	level 3(e)	2010	2010

Liabilities(f):
Deposits	$476	$54	(a)	$(226)	$329	$633	$(77	)(a)
Other borrowed funds	542	(123	)(a)	795	(242)	972	445	(a)
Trading liabilities:
Debt and equity instruments	10	2	(a)	19	23	54	—	(a)
Accounts payable and other liabilities	355	(138	)(d)	19	—	236	37	(d)
Beneficial interests issued by consolidated VIEs	625	(7	)(a)	87	168	873	(76	)(a)
Long-term debt	18,287	(532	)(a)	(4,796)	85	13,044	662	(a)

							Change in
							unrealized
							gains/
							(losses)
	Fair value measurements using significant unobservable inputs						related to
		Total					financial
	Fair	realized/		Purchases,	Transfers	Fair	instruments
Year ended	value,	unrealized		issuances	into and/or	value,	held at
December 31, 2009	January 1,	gains/		settlements,	out of	December 31,	December 31,
(in millions)	2009	(losses)		net	level 3(e)	2009	2009

Assets:
Trading assets:
Debt instruments:
Mortgage-backed securities:
U.S. government agencies	$163	$(38)		$62	$73	$260	$(38)
Residential – nonagency	3,339	(782)		(245)	(1,197)	1,115	(871)
Commercial – nonagency	2,487	(242)		(325)	(150)	1,770	(313)

Total mortgage-backed securities	5,989	(1,062)		(508)	(1,274)	3,145	(1,222)
Obligations of U.S. states and municipalities	2,641	(22)		(648)	—	1,971	(123)
Non-U.S. government debt securities	707	38		(75)	64	734	34
Corporate debt securities	5,280	38		(3,416)	3,339	5,241	(72)
Loans	17,091	(871)		(3,497)	495	13,218	(1,167)
Asset-backed securities	7,106	1,436		(378)	(189)	7,975	734

Total debt instruments	38,814	(443)		(8,522)	2,435	32,284	(1,816)
Equity securities	1,380	(149)		(512)	1,237	1,956	(51)
Other	1,226	(79)		(253)	32	926	(119)

Total debt and equity instruments	41,420	(671	)(a)	(9,287)	3,704	35,166	(1,986	)(a)

Total net derivative receivables	9,507	(11,406	)(a)	(3,448)	16,699	11,352	(10,835	)(a)
Available-for-sale securities:
Asset-backed securities	11,447	(2)		1,112	175	12,732	(48)
Other	944	(269)		302	(516)	461	43

Total available-for-sale securities	12,391	(271	)(b)	1,414	(341)	13,193	(5	)(b)

Loans	2,667	(448	)(a)	(1,906)	677	990	(488	)(a)
Mortgage servicing rights	9,403	5,807	(c)	321	—	15,531	5,807	(c)
Other assets:
Private equity investments	6,369	(407	)(a)	582	19	6,563	(369	)(a)
All other(g)	8,114	(676	)(d)	2,439	(356)	9,521	(612	)(d)

							Change in
							unrealized
							(gains)/
							losses
	Fair value measurements using significant unobservable inputs						related to
	Fair	Total					financial
	value	realized/		Purchases,	Transfers		instruments
Year ended	at	unrealized		issuances	into and/or	Fair value at	held at
December 31, 2009	January 1,	(gains)/		settlements,	out of	December 31,	December 31,
(in millions)	2009	losses		net	level 3(e)	2009	2009

Liabilities(f):
Deposits	$1,235	$47	(a)	$(870)	$64	$476	$(36	)(a)
Other borrowed funds	101	(73	)(a)	621	(107)	542	9	(a)
Trading liabilities:
Debt and equity instruments	288	64	(a)	(339)	(3)	10	12	(a)
Accounts payable and other liabilities	—	(55	)(a)	410	—	355	(29	)(a)
Beneficial interests issued by consolidated VIEs	—	344	(a)	(598)	879	625	327	(a)
Long-term debt	16,548	1,367	(a)	(2,738)	3,110	18,287	1,728	(a)

							Change in
							unrealized
							gains/
							(losses)
	Fair value measurements using significant unobservable inputs						related to
		Total				Fair	financial
	Fair	realized/		Purchases,	Transfers	value	instruments
Year ended	value at	unrealized		issuances	into and/or	at	held at
December 31, 2008	January 1,	gains/		settlements,	out of	December 31,	December 31,
(in millions)	2008	(losses)		net	level 3(e)	2008	2008

Assets:
Trading assets:
Debt and equity instruments	$24,066	$(12,805	)(a)	$6,201	$23,958	$41,420	$(9,860	)(a)
Total net derivative receivables	633	4,556	(a)	2,290	2,028	9,507	1,814	(a)
Available-for-sale securities	101	(1,232	)(b)	3,772	9,750	12,391	(422	)(b)
Loans	8,380	(1,547	)(a)	12	(4,178)	2,667	(1,324	)(a)
Mortgage servicing rights	8,632	(6,933	)(c)	7,704	—	9,403	(6,933	)(c)
Other assets:
Private equity investments	6,763	(638	)(a)	320	(76)	6,369	(1,089	)(a)
All other(g)	5,978	(940	)(d)	2,787	289	8,114	(753	)(d)

							Change in
							unrealized
							(gains)/
							losses
	Fair value measurements using significant unobservable inputs						related to
	Fair					Fair	financial
	value	Total		Purchases,	Transfers	Value	instruments
Year ended	at	realized/		issuances	into and/or	at	held at
December 31, 2008	January 1,	unrealized		settlements,	out of	December 31,	December 31,
(in millions)	2008	(gains)/losses		net	level 3(e)	2008	2008

Liabilities(f):
Deposits	$1,161	$(57	)(a)	$79	$52	$1,235	$(69	)(a)
Other borrowed funds	105	(7	)(a)	53	(50)	101	(24	)(a)
Trading liabilities:
Debt and equity instruments	480	(73	)(a)	(33)	(86)	288	(125	)(a)
Accounts payable and other liabilities	25	(25	)(a)	—	—	—	—
Beneficial interests issued by consolidated VIEs	82	(24	)(a)	(603)	545	—	—
Long-term debt	21,938	(4,502	)(a)	(1,717)	829	16,548	(3,682	)(a)

(a)	Predominantly reported in principal transactions revenue, except for changes in fair value for Retail Financial Services mortgage loans originated with the intent to sell, which are reported in mortgage fees and related income.

(b)	Realized gains and losses on available-for-sale securities, as well as other-than-temporary impairment losses that are recorded in earnings, are reported in securities gains. Unrealized gains and losses are reported in other comprehensive income.

(c)	Changes in fair value for Retail Financial Services mortgage servicing rights are reported in mortgage fees and related income.

(d)	Predominantly reported in other income.

(e)	All transfers into and/or out of level 3 are assumed to occur at the beginning of the reporting period.

(f)	Level 3 liabilities as a percentage of total Firm liabilities accounted for at fair value (including liabilities measured at fair value on a nonrecurring basis) were 22%, 29% and 25% at December 31, 2010, 2009 and 2008, respectively.

(g)	Includes certain assets that are classified within accrued interest receivable and other assets on the Consolidated Balance Sheet at December 31, 2009 and 2008.

Assets and liabilities measured at fair value on a nonrecurring basis

	Fair value hierarchy
December 31, 2010 (in millions)	Level 1(d)	Level 2(d)	Level 3(d)	Total fair value

Loans retained(a)	$—	$5,484	$690	$6,174
Loans held-for-sale(b)	—	312	3,200	3,512

Total loans	—	5,796	3,890	9,686

Other real estate owned	—	78	311	389
Other assets	—	—	2	2

Total other assets	—	78	313	391

Total assets at fair value on a nonrecurring basis	$—	$5,874	$4,203	$10,077

Accounts payable and other liabilities(c)	$—	$53	$18	$71

Total liabilities at fair value on a nonrecurring basis	$—	$53	$18	$71

	Fair value hierarchy
December 31, 2009 (in millions)	Level 1	Level 2	Level 3	Total fair value

Loans retained(a)	$—	$4,544	$1,137	$5,681
Loans held-for-sale(b)	—	601	1,029	1,630

Total loans	—	5,145	2,166	7,311
Other real estate owned	—	307	387	694
Other assets	—	—	184	184

Total other assets	—	307	571	878

Total assets at fair value on a nonrecurring basis	$—	$5,452	$2,737	$8,189

Accounts payable and other liabilities(c)	$—	$87	$39	$126

Total liabilities at fair value on a nonrecurring basis	$—	$87	$39	$126

(a)	Reflects mortgage, home equity and other loans where the carrying value is based on the fair value of the underlying collateral.

(b)	Predominantly includes credit card loans at December 31, 2010. Predominantly includes leveraged lending loans at December 31, 2009. Loans held-for-sale are carried on the Consolidated Balance Sheets at the lower of cost or fair value.

(c)	Represents, at December 31, 2010 and 2009, fair value adjustments associated with $517 million and $648 million, respectively, of unfunded held-for-sale lending-related commitments within the leveraged lending portfolio.

(d)	In the year ended December 31, 2010, transfers between levels 1, 2 and 3 were not significant.

Nonrecurring fair value changes

Year ended December 31,
(in millions)	2010	2009	2008

Loans retained	$(3,413)	$(3,550)	$(1,159)
Loans held-for-sale	29	(389)	(2,728)

Total loans	(3,384)	(3,939)	(3,887)

Other assets	25	(104)	(685)
Accounts payable and other liabilities	6	31	(285)

Total nonrecurring fair value gains/(losses)	$(3,353)	$(4,012)	$(4,857)

Credit adjustments

December 31,
(in millions)	2010	2009

Derivative receivables balance	$80,481	$80,210
Derivatives CVA(a)	(4,362)	(3,697)
Derivative payables balance	69,219	60,125
Derivatives DVA	(882)	(841	)(d)
Structured notes balance(b)(c)	53,139	59,064
Structured notes DVA	(1,153)	(685	)(d)

(a)	Derivatives credit valuation adjustments (“CVA”), gross of hedges, includes results managed by credit portfolio and other lines of business within IB.

(b)	Structured notes are recorded within long-term debt, other borrowed funds or deposits on the Consolidated Balance Sheets, based on the tenor and legal form of the note.

(c)	Structured notes are measured at fair value based on the Firm’s election under the fair value option. For further information on these elections, see Note 4 on pages 187–189 of this Annual Report.

(d)	The prior period has been revised.

Impact of credit adjustments on earnings

Year ended December 31,
(in millions)	2010	2009		2008

Credit adjustments:
Derivative CVA(a)	$(665)	$5,869		$(7,561)
Derivative DVA	41	(548	)(c)	789
Structured note DVA(b)	468	(1,748	)(c)	1,211

(a)	Derivatives CVA, gross of hedges, includes results managed by credit portfolio and other lines of business within IB.

(b)	Structured notes are measured at fair value based on the Firm’s election under the fair value option. For further information on these elections, see Note 4 on pages 187–189 of this Annual Report.

(c)	The 2009 prior period has been revised.

Carrying value and estimated fair value of financial assets and liabilities

	2010			2009
	Carrying	Estimated	Appreciation/	Carrying	Estimated	Appreciation/
December 31, (in billions)	value	fair value	(depreciation)	value	fair value	(depreciation)

Financial assets
Assets for which fair value approximates carrying value	$49.2	$49.2	$—	$89.4	$89.4	$—
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	70.1	70.1	—	67.4	67.4	—
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	222.6	222.6	—	195.4	195.4	—
Securities borrowed (included $14.0 and $7.0 at fair value)	123.6	123.6	—	119.6	119.6	—
Trading assets	489.9	489.9	—	411.1	411.1	—
Securities (included $316.3 and $360.4 at fair value)	316.3	316.3	—	360.4	360.4	—
Loans (included $2.0 and $1.4 at fair value)(a)(b)	660.7	663.5	2.8	601.9	598.3	(3.6)
Mortgage servicing rights at fair value	13.6	13.6	—	15.5	15.5	—
Other (included $18.2 and $19.2 at fair value)	64.9	65.0	0.1	73.4	73.2	(0.2)

Total financial assets	$2,010.9	$2,013.8	$2.9	$1,934.1	$1,930.3	$(3.8)

Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	$930.4	$931.5	$(1.1)	$938.4	$939.5	$(1.1)
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	276.6	276.6	—	261.4	261.4	—
Commercial paper	35.4	35.4	—	41.8	41.8	—
Other borrowed funds (included $9.9 and $5.6 at fair value)	57.3	57.2	0.1	55.7	55.9	(0.2)
Trading liabilities	146.2	146.2	—	125.1	125.1	—
Accounts payable and other liabilities (included $0.2 and $0.4 at fair value)	138.2	138.2	—	136.8	136.8	—
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	77.6	77.9	(0.3)	15.2	15.2	—
Long-term debt and junior subordinated deferrable interest debentures (included $38.8 and $49.0 at fair value)	247.7	249.0	(1.3)	266.3	268.4	(2.1)

Total financial liabilities	$1,909.4	$1,912.0	$(2.6)	$1,840.7	$1,844.1	$(3.4)

Net appreciation/(depreciation)			$0.3			$(7.2)

(a)	For originated or purchased loans held for investment, other than PCI loans, the carrying value is the principal amount outstanding, net of the allowance for loan losses, net charge-offs, interest applied to principal (for loans accounted for on the cost recovery method), unamortized discounts and premiums, and deferred loan fees or costs. For a further discussion of the Firm’s loan accounting framework, see Note 14 on pages 220–238 of this Annual Report.

(b)	Fair value is typically estimated using a discounted cash flow model that incorporates the characteristics of the underlying loans (including principal, contractual interest rate and contractual fees) and key inputs, including expected lifetime credit losses, interest rates, prepayment rates, and primary origination or secondary market spreads. The difference between the estimated fair value and carrying value is the result of the different methodologies used to determine fair value as compared to carrying value. For example, credit losses are estimated for the asset’s remaining life in a fair value calculation but are estimated for a loss emergence period in a loan loss reserve calculation; future loan income (interest and fees) is incorporated in a fair value calculation but is generally not considered in a loan loss reserve calculation. For a further discussion of the Firm’s methodologies for estimating the fair value of loans and lending-related commitments, see pages 171–173 of this Note.

The Carrying value and estimated fair value of wholesale lending- related commitments

	2010		2009
	Carrying	Estimated	Carrying	Estimated
December 31, (in billions)	value(a)	fair value	value(a)	fair value

Wholesale lending-related commitments	$0.7	$0.9	$0.9	$1.3

(a)	Represents the allowance for wholesale unfunded lending-related commitments. Excludes the current carrying values of the guarantee liability and the offsetting asset each recognized at fair value at the inception of guarantees.

Trading assets and liabilities average balances

Year ended December 31, (in millions)	2010	2009	2008

Trading assets – debt and equity instruments(a)	$354,441	$318,063	$384,102
Trading assets – derivative receivables	84,676	110,457	121,417
Trading liabilities – debt and equity instruments(a)(b)	78,159	60,224	78,841
Trading liabilities – derivative payables	65,714	77,901	93,200

(a)	Balances reflect the reduction of securities owned (long positions) by the amount of securities sold, but not yet purchased (short positions) when the long and short positions have identical CUSIPs.
(b)	Primarily represent securities sold, not yet purchased.

Fair Value Option (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Option (Tables) [Abstract]
Changes in fair value under the fair value option election

	2010				2009				2008
				Total changes				Total changes				Total changes
	Principal	Other		in fair value	Principal	Other		in fair value	Principal	Other		in fair value
December 31, (in millions)	transactions	income		recorded	transactions	income		recorded	transactions	income		recorded

Federal funds sold and securities purchased under resale agreements	$173	$—		$173	$(553)	$—		$(553)	$1,139	$—		$1,139
Securities borrowed	31	—		31	82	—		82	29	—		29

Trading assets:
Debt and equity instruments, excluding loans	556	(2	)(c)	554	619	25	(c)	644	(870)	(58	)(c)	(928)
Loans reported as trading assets:
Changes in instrument- specific credit risk	1,279	(6	)(c)	1,273	(300)	(177	)(c)	(477)	(9,802)	(283	)(c)	(10,085)
Other changes in fair value	(312)	4,449	(c)	4,137	1,132	3,119	(c)	4,251	696	1,178	(c)	1,874
Loans:
Changes in instrument-specific credit risk	95	—		95	(78)	—		(78)	(1,991)	—		(1,991)
Other changes in fair value	90	—		90	(343)	—		(343)	(42)	—		(42)
Other assets	—	(263	)(d)	(263)	—	(731	)(d)	(731)	—	(660	)(d)	(660)

Deposits(a)	(564)	—		(564)	(770)	—		(770)	(132)	—		(132)
Federal funds purchased and securities loaned or sold under repurchase agreements	(29)	—		(29)	116	—		116	(127)	—		(127)
Other borrowed funds(a)	123	—		123	(1,287)	—		(1,287)	1,888	—		1,888
Trading liabilities	(23)	—		(23)	(3)	—		(3)	35	—		35
Beneficial interests issued by consolidated VIEs	(12)	—		(12)	(351)	—		(351)	355	—		355
Other liabilities	(9)	8	(d)	(1)	64	—		64	—	—		—
Long-term debt:
Changes in instrument-specific credit risk(a)	400	—		400	(1,704)	—		(1,704)	1,174	—		1,174
Other changes in fair value(b)	1,297	—		1,297	(2,393)	—		(2,393)	16,202	—		16,202

(a)	Total changes in instrument-specific credit risk related to structured notes were $468 million, $(1.7) billion and $1.2 billion for the years ended December 31, 2010, 2009 and 2008, respectively. These totals include adjustments for structured notes classified within deposits and other borrowed funds, as well as long-term debt. The 2009 prior period has been revised.

(b)	Structured notes are debt instruments with embedded derivatives that are tailored to meet a client’s need for derivative risk in funded form. The embedded derivative is the primary driver of risk. The 2008 gain included in “Other changes in fair value” results from a significant decline in the value of certain structured notes where the embedded derivative is principally linked to either equity indices or commodity prices, both of which declined sharply during the third quarter of 2008. Although the risk associated with the structured notes is actively managed, the gains reported in this table do not include the income statement impact of such risk management instruments.

(c)	Reported in mortgage fees and related income.

(d)	Reported in other income.

Difference between aggregate fair value and aggregate remaining contractual principal balance outstanding

	2010				2009
				Fair value				Fair value
				over/(under)				over/(under)
	Contractual			contractual	Contractual			contractual
	principal			principal	principal			principal
December 31, (in millions)	outstanding		Fair value	outstanding	outstanding		Fair value	outstanding

Loans
Performing loans 90 days or more past due
Loans reported as trading assets	$—		$—	$—	$—		$—	$—
Loans	—		—	—	—		—	—
Nonaccrual loans
Loans reported as trading assets	5,246		1,239	(4,007)	7,264		2,207	(5,057)
Loans	927		132	(795)	1,126		151	(975)

Subtotal	6,173		1,371	(4,802)	8,390		2,358	(6,032)
All other performing loans
Loans reported as trading assets	39,490		33,641	(5,849)	35,095		29,341	(5,754)
Loans	2,496		1,434	(1,062)	2,147		1,000	(1,147)

Total loans	$48,159		$36,446	$(11,713)	$45,632		$32,699	$(12,933)

Long-term debt
Principal-protected debt	$20,761	(b)	$21,315	$554	$26,765	(b)	$26,378	$(387)
Nonprincipal-protected debt(a)	NA		17,524	NA	NA		22,594	NA

Total long-term debt	NA		$38,839	NA	NA		$48,972	NA

Long-term beneficial interests
Principal-protected debt	$49		$49	$—	$90		$90	$—
Nonprincipal-protected debt(a)	NA		1,446	NA	NA		1,320	NA

Total long-term beneficial interests	NA		$1,495	NA	NA		$1,410	NA

(a)	Remaining contractual principal is not applicable to nonprincipal-protected notes. Unlike principal-protected notes, for which the Firm is obligated to return a stated amount of principal at the maturity of the note, nonprincipal-protected notes do not obligate the Firm to return a stated amount of principal at maturity, but to return an amount based on the performance of an underlying variable or derivative feature embedded in the note.

(b)	Where the Firm issues principal-protected zero-coupon or discount notes, the balance reflected as the remaining contractual principal is the final principal payment at maturity.

Credit risk concentrations (Tables)	12 Months Ended
Dec. 31, 2010
Credit risk concentrations (Tables) [Abstract]
Concentrations of Credit Exposure Table

	2010				2009
	Credit	On-balance sheet		Off-balance	Credit	On-balance sheet		Off-balance
December 31, (in millions)	exposure	Loans	Derivatives	sheet(d)	exposure	Loans	Derivatives	sheet(d)

Wholesale(a)
Banks and finance companies	$65,867	$21,562	$20,935	$23,370	$54,053	$14,396	$17,957	$21,700
Real estate	64,351	53,635	868	9,848	68,509	57,195	1,112	10,202
Healthcare	41,093	6,047	2,121	32,925	35,605	4,992	1,917	28,696
State and municipal governments	35,808	6,095	5,148	24,565	34,726	5,687	4,979	24,060
Asset managers	29,364	7,070	7,124	15,170	24,920	5,930	6,640	12,350
Consumer products	27,508	7,921	1,039	18,548	27,004	7,880	1,094	18,030
Oil and gas	26,459	5,701	3,866	16,892	23,322	5,895	2,309	15,118
Utilities	25,911	4,220	3,104	18,587	27,178	5,451	3,073	18,654
Retail and consumer services	20,882	5,876	796	14,210	20,673	5,611	769	14,293
Technology	14,348	2,752	1,554	10,042	14,169	3,802	1,409	8,958
Machinery and equipment manufacturing	13,311	3,601	445	9,265	12,759	3,189	456	9,114
Building materials/construction	12,808	3,285	295	9,228	10,448	3,252	281	6,915
Chemicals/plastics	12,312	3,372	350	8,590	9,870	2,719	392	6,759
Metals/mining	11,426	3,301	1,018	7,107	12,547	3,410	1,158	7,979
Business services	11,247	3,850	370	7,027	10,667	3,627	397	6,643
Central government	11,173	1,146	6,052	3,975	9,557	1,703	5,501	2,353
Media	10,967	3,711	284	6,972	12,379	4,173	329	7,877
Insurance	10,918	1,103	1,660	8,155	13,421	1,292	2,511	9,618
Telecom services	10,709	1,524	1,362	7,823	11,265	2,042	1,273	7,950
Holding companies	10,504	3,885	894	5,725	16,018	4,360	1,042	10,616
Transportation	9,652	3,754	822	5,076	9,749	3,141	1,238	5,370
Securities firms and exchanges	9,415	1,722	5,038	2,655	10,832	3,457	4,796	2,579
Automotive	9,011	2,026	248	6,737	9,357	2,510	357	6,490
Agriculture/paper manufacturing	7,368	1,918	250	5,200	5,801	1,928	251	3,622
Aerospace	5,732	516	197	5,019	5,254	597	79	4,578
All other(b)	140,926	62,917	14,641	63,368	137,359	41,838	18,890	76,631

Subtotal	649,070	222,510	80,481	346,079	627,442	200,077	80,210	347,155

Loans held-for-sale and loans at fair value	5,123	5,123	—	—	4,098	4,098	—	—
Receivables from customers	32,541	—	—	—	15,745	—	—	—
Interests in purchased receivables	391	—	—	—	2,927	—	—	—

Total wholesale	687,125	227,633	80,481	346,079	650,212	204,175	80,210	347,155

Consumer, excluding credit card
Home equity – senior lien	40,436	24,376	—	16,060	46,622	27,376	—	19,246
Home equity – junior lien	92,690	64,009	—	28,681	111,280	74,049	—	37,231
Prime mortgage, including option ARMs(a)	75,805	74,539	—	1,266	77,082	75,428	—	1,654
Subprime mortgage(a)	11,287	11,287	—	—	12,526	12,526	—	—
Auto(a)	53,613	48,367	—	5,246	51,498	46,031	—	5,467
Business banking	26,514	16,812	—	9,702	26,014	16,974	—	9,040
Student and other(a)	15,890	15,311	—	579	16,915	14,726	—	2,189
PCI-Home equity	24,459	24,459	—	—	26,520	26,520	—	—
PCI-Prime mortgage	17,322	17,322	—	—	19,693	19,693	—	—
PCI-Subprime mortgage	5,398	5,398	—	—	5,993	5,993	—	—
PCI-option ARMs	25,584	25,584	—	—	29,039	29,039	—	—
Loans held-for-sale	154	154	—	—	2,142	2,142	—	—

Total consumer, excluding credit card	389,152	327,618	—	61,534	425,324	350,497	—	74,827

Credit Card
Credit card – retained(a)(c)	682,751	135,524	—	547,227	647,899	78,786	—	569,113
Credit card – held-for-sale	2,152	2,152	—	—	—	—	—	—

Total credit card	684,903	137,676	—	547,227	647,899	78,786	—	569,113

Total exposure	$1,761,180	$692,927	$80,481	$954,840	$1,723,435	$633,458	$80,210	$991,095

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts and certain other consumer loan securitization entities, primarily mortgage-related. As a result, related receivables are now recorded as loans on the Consolidated Balance Sheet. For further information, see Note 16 on pages 244–259 of this Annual Report.

(b)	For more information on exposures to SPEs included in all other, see Note 16 on pages 244–259 of this Annual Report.

(c)	Excludes $84.6 billion of securitized credit card receivables at December 31, 2009.

(d)	Represents lending-related financial instruments.

Derivative Instruments (Tables)	12 Months Ended
Dec. 31, 2010
Derivative Instruments (Tables) [Abstract]
Notional amount of derivative contracts

	Notional amounts(b)
December 31, (in billions)	2010	2009

Interest rate contracts
Swaps	$46,299	$47,663
Futures and forwards	9,298	6,986
Written options	4,075	4,553
Purchased options	3,968	4,584

Total interest rate contracts	63,640	63,786

Credit derivatives(a)	5,472	5,994

Foreign exchange contracts
Cross-currency swaps	2,568	2,217
Spot, futures and forwards	3,893	3,578
Written options	674	685
Purchased options	649	699

Total foreign exchange contracts	7,784	7,179

Equity contracts
Swaps	116	81
Futures and forwards	49	45
Written options	430	502
Purchased options	377	449

Total equity contracts	972	1,077

Commodity contracts
Swaps	349	178
Spot, futures and forwards	170	113
Written options	264	201
Purchased options	254	205

Total commodity contracts	1,037	697

Total derivative notional amounts	$78,905	$78,733

(a)	Primarily consists of credit default swaps. For more information on volumes and types of credit derivative contracts, see the Credit derivatives discussion on pages 197–199 of this Note.
(b)	Represents the sum of gross long and gross short third-party notional derivative contracts.

Impact of derivatives on the Consolidated Balance Sheets

	Derivative receivables			Derivative payables
				Not
December 31, 2010	Not designated	Designated	Total derivative	designated	Designated		Total derivative
(in millions)	as hedges	as hedges	receivables	as hedges	as hedges		payables

Trading assets and liabilities
Interest rate	$1,121,703	$6,279	$1,127,982	$1,089,604	$840		$1,090,444
Credit	129,729	—	129,729	125,061	—		125,061
Foreign exchange(b)	165,240	3,231	168,471	163,671	1,059		164,730
Equity	43,633	—	43,633	46,399	—		46,399
Commodity	59,573	24	59,597	56,397	2,078	(d)	58,475

Gross fair value of trading assets and liabilities	$1,519,878	$9,534	$1,529,412	$1,481,132	$3,977		$1,485,109
Netting adjustment(c)			(1,448,931)				(1,415,890)

Carrying value of derivative trading assets and trading liabilities on the Consolidated Balance Sheets			$80,481				$69,219

	Derivative receivables			Derivative payables
				Not
December 31, 2009	Not designated	Designated	Total derivative	designated	Designated		Total derivative
(in millions)	as hedges	as hedges	receivables	as hedges	as hedges		payables

Trading assets and liabilities
Interest rate	$1,148,901	$6,568	$1,155,469	$1,121,978	$427		$1,122,405
Credit	170,864	—	170,864	164,790	—		164,790
Foreign exchange(b)	141,790	2,497	144,287	137,865	353		138,218
Equity	57,871	—	57,871	58,494	—		58,494
Commodity	36,988	39	37,027	35,082	194	(d)	35,276

Gross fair value of trading assets and liabilities	$1,556,414	$9,104	$1,565,518	$1,518,209	$974		$1,519,183
Netting adjustment(c)			(1,485,308)				(1,459,058)

Carrying value of derivative trading assets and trading liabilities on the Consolidated Balance Sheets			$80,210				$60,125

(a)	Excludes structured notes for which the fair value option has been elected. See Note 4 on pages 187—189 of this Annual Report for further information.

(b)	Excludes $21 million of foreign currency-denominated debt designated as a net investment hedge at December 31, 2010. The Firm did not use foreign currency-denominated debt as a hedging instrument in 2009, and therefore there was no impact as of December, 31, 2009.

(c)	U.S. GAAP permits the netting of derivative receivables and payables, and the related cash collateral received and paid when a legally enforceable master netting agreement exists between the Firm and a derivative counterparty.

(d)	Excludes $1.0 billion and $1.3 billion related to commodity derivatives that are embedded in a debt instrument and used as fair value hedging instruments that are recorded in the line item of the host contract (other borrowed funds) for December 31, 2010 and 2009, respectively.

Derivative receivables and payables mark-to-market

	Trading assets – Derivative receivables		Trading liabilities – Derivative payables
December 31, (in millions)	2010	2009	2010	2009

Contract type
Interest rate(a)	$32,555	$33,733	$20,387	$19,688
Credit(a)	7,725	11,859	5,138	6,036
Foreign exchange	25,858	21,984	25,015	19,818
Equity	4,204	6,635	10,450	11,554
Commodity	10,139	5,999	8,229	3,029

Total	$80,481	$80,210	$69,219	$60,125

(a)	In 2010, the reporting of cash collateral netting was enhanced to reflect a refined allocation by product. Prior periods have been revised to conform to the current presentation. The refinement resulted in an increase to interest rate derivative receivables, and an offsetting decrease to credit derivative receivables, of $7.0 billion, and an increase to interest rate derivative payables and a corresponding decrease to credit derivative payables of $4.5 billion as of December 31, 2009.

Fair value hedge gains and losses

	Gains/(losses) recorded in income				Income statement impact due to:
Year ended
December 31, 2010				Total income	Hedge	Excluded
(in millions)	Derivatives		Hedged items	statement impact(d)	ineffectiveness(e)	components(f)

Contract type
Interest rate(a)	$1,066		$(454)	$612	$172	$440
Foreign exchange(b)	1,357	(g)	(1,812)	(455)	—	(455)
Commodity(c)	(1,354)		1,882	528	—	528

Total	$1,069		$(384)	$685	$172	$513

	Gains/(losses) recorded in income				Income statement impact due to:
Year ended
December 31, 2009				Total income	Hedge	Excluded
(in millions)	Derivatives		Hedged items	statement impact(d)	ineffectiveness(e)	components(f)

Contract type
Interest rate(a)	$(3,830)		$4,638	$808	$(466)	$1,274
Foreign exchange(b)	(1,421	)(g)	1,445	24	—	24
Commodity(c)	(430)		399	(31)	—	(31)

Total	$(5,681)		$6,482	$801	$(466)	$1,267

(a)	Primarily consists of hedges of the benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) interest rate risk of fixed-rate long-term debt and AFS securities. Gains and losses were recorded in net interest income.

(b)	Primarily consists of hedges of the foreign currency risk of long-term debt and AFS securities for changes in spot foreign currency rates. Gains and losses related to the derivatives and the hedged items, due to changes in spot foreign currency rates, were recorded in principal transactions revenue.

(c)	Consists of overall fair value hedges of gold and base metal inventory. Gains and losses were recorded in principal transactions revenue.

(d)	Total income statement impact for fair value hedges consists of hedge ineffectiveness and any components excluded from the assessment of hedge effectiveness. The related amount for the year ended December 31, 2008 was a net gain of $434 million.

(e)	Hedge ineffectiveness is the amount by which the gain or loss on the designated derivative instrument does not exactly offset the gain or loss on the hedged item attributable to the hedged risk.

(f)	Certain components of hedging derivatives are permitted to be excluded from the assessment of hedge effectiveness, such as forward points on a futures or forward contract. Amounts related to excluded components are recorded in current-period income.

(g)	For the years ended December 31, 2010 and 2009, includes $278 million and $(1.6) billion of revenue related to certain foreign exchange trading derivatives designated as fair value hedging instruments, respectively.

Cash flow hedge gains and losses

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Derivatives –		Hedge
	effective portion		ineffectiveness		Derivatives –	Total change
Year ended	reclassified from		recorded directly	Total income	effective portion	in OCI
December 31, 2010 (in millions)	AOCI to income		in income(d)	statement impact	recorded in OCI	for period

Contract type
Interest rate(a)	$288	(c)	$20	$308	$388	$100
Foreign exchange(b)	(82)		(3)	(85)	(141)	(59)

Total	$206		$17	$223	$247	$41

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Derivatives –		Hedge
	effective portion		ineffectiveness		Derivatives –	Total change
Year ended	reclassified from		recorded directly	Total income	effective portion	in OCI
December 31, 2009 (in millions)	AOCI to income		in income(d)	statement impact	recorded in OCI	for period

Contract type
Interest rate(a)	$(158	)(c)	$(62)	$(220)	$61	$219
Foreign exchange(b)	282		—	282	706	424

Total	$124		$(62)	$62	$767	$643

(a)	Primarily consists of benchmark interest rate hedges of LIBOR-indexed floating-rate assets and floating-rate liabilities. Gains and losses were recorded in net interest income.

(b)	Primarily consists of hedges of the foreign currency risk of non–U.S. dollar–denominated revenue and expense. The income statement classification of gains and losses follows the hedged item – primarily net interest income, compensation expense and other expense.

(c)	In 2010, the Firm reclassified a $25 million loss from accumulated other comprehensive income (“AOCI”) to earnings because the Firm determined that it is probable that forecasted interest payment cash flows related to certain wholesale deposits will not occur. The Firm did not experience forecasted transactions that failed to occur for the year ended December 31, 2009.

(d)	Hedge ineffectiveness is the amount by which the cumulative gain or loss on the designated derivative instrument exceeds the present value of the cumulative expected change in cash flows on the hedged item attributable to the hedged risk. Hedge ineffectiveness recorded directly in income for cash flow hedges was a net gain of $18 million for the year ended December 31, 2008.

Net investment hedge gains and losses

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Hedging instruments – excluded components		Hedging instruments – effective portion
Year ended	recorded directly in income(a)		recorded in OCI
December 31, (in millions)	2010	2009	2010	2009

Contract type
Foreign exchange derivatives	$(139)	$(112)	$(30)	$(259)
Foreign currency denominated debt	—	NA	41	NA

Total	$(139)	$(112)	$11	$(259)

(a)	Certain components of hedging derivatives are permitted to be excluded from the assessment of hedge effectiveness, such as forward points on a futures or forward contract. Amounts related to excluded components are recorded in current-period income. There was no ineffectiveness for net investment hedge accounting relationships during 2010 and 2009.

Risk management derivatives gains and losses (not designated as hedging instruments)

	Derivatives gains/(losses)
Year ended December 31,	recorded in income
(in millions)	2010	2009

Contract type
Interest rate(a)	$4,997	$(3,113)
Credit(b)	(237)	(3,222)
Foreign exchange(c)	(85)	(197)
Equity(b)	—	(8)
Commodity(b)	(24)	(50)

Total	$4,651	$(6,590)

(a)	Gains and losses were recorded in principal transactions revenue, mortgage fees and related income, and net interest income.

(b)	Gains and losses were recorded in principal transactions revenue.

(c)	Gains and losses were recorded in principal transactions revenue and net interest income.

Trading derivative gains and losses

	Gains/(losses) recorded in principal
Year ended December 31,	transactions revenue
(in millions)	2010	2009

Type of instrument
Interest rate	$(683)	$4,375
Credit	4,636	5,022
Foreign exchange(a)	1,854	2,583
Equity	1,827	1,475
Commodity	256	1,329

Total	$7,890	$14,784

(a)	In 2010, the reporting of trading gains and losses was enhanced to include trading gains and losses related to certain trading derivatives designated as fair value hedging instruments. Prior period amounts have been revised to conform to the current presentation.

Current credit risk of derivative receivables and liquidity risk of derivative payables

	Derivative receivables		Derivative payables
December 31, (in millions)	2010	2009	2010	2009

Gross derivative fair value	$1,529,412	$1,565,518	$1,485,109	$1,519,183
Netting adjustment – offsetting receivables/payables	(1,376,969)	(1,419,840)	(1,376,969)	(1,419,840)
Netting adjustment – cash collateral received/paid	(71,962)	(65,468)	(38,921)	(39,218)

Carrying value on Consolidated Balance Sheets	$80,481	$80,210	$69,219	$60,125

Total credit derivatives and credit-related securities
Total credit derivatives and credit-related notes

	Maximum payout/Notional amount
December 31, 2010		Protection purchased with		Other protection
(in millions)	Protection sold	identical underlyings(c)	Net protection (sold)/purchased(d)	purchased(e)

Credit derivatives
Credit default swaps	$(2,659,240)	$2,652,313	$(6,927)	$32,867
Other credit derivatives(a)	(93,776)	10,016	(83,760)	24,234

Total credit derivatives	(2,753,016)	2,662,329	(90,687)	57,101
Credit-related notes(b)	(2,008)	—	(2,008)	3,327

Total	$(2,755,024)	$2,662,329	$(92,695)	$60,428

	Maximum payout/Notional amount
December 31, 2009		Protection purchased with		Other protection
(in millions)	Protection sold	identical underlyings(c)	Net protection (sold)/purchased(d)	purchased(e)

Credit derivatives
Credit default swaps	$(2,937,442)	$2,978,044	$40,602	$28,064
Other credit derivatives(a)	(10,575)	9,290	(1,285)	30,473

Total credit derivatives	(2,948,017)	2,987,334	39,317	58,537
Credit-related notes	(4,031)	—	(4,031)	1,728

Total	$(2,952,048)	$2,987,334	$35,286	$60,265

(a)	Primarily consists of total return swaps and credit default swap options.

(b)	As a result of the adoption of new accounting guidance, effective July 1, 2010, includes beneficial interests in securitized financial assets that contain embedded credit derivatives.

(c)	Represents the total notional amount of protection purchased where the underlying reference instrument is identical to the reference instrument on protection sold; the notional amount of protection purchased for each individual identical underlying reference instrument may be greater or lower than the notional amount of protection sold.

(d)	Does not take into account the fair value of the reference obligation at the time of settlement, which would generally reduce the amount the seller of protection pays to the buyer of protection in determining settlement value.

(e)	Represents protection purchased by the Firm through single-name and index credit default swap or credit-related notes.

Protection sold - credit derivatives and credit-related notes ratings/maturity profile

				Total
December 31, 2010 (in millions)	<1 year	1 – 5 years	>5 years	notional amount	Fair value(b)

Risk rating of reference entity
Investment-grade	$(175,618)	$(1,194,695)	$(336,309)	$(1,706,622)	$(17,261)
Noninvestment-grade	(148,434)	(702,638)	(197,330)	(1,048,402)	(59,939)

Total	$(324,052)	$(1,897,333)	$(533,639)	$(2,755,024)	$(77,200)

				Total
December 31, 2009 (in millions)	<1 year	1 – 5 years	>5 years	notional amount	Fair value(b)

Risk rating of reference entity
Investment-grade	$(215,580)	$(1,140,133)	$(367,015)	$(1,722,728)	$(16,607)
Noninvestment-grade	(150,122)	(806,139)	(273,059)	(1,229,320)	(90,410)

Total	$(365,702)	$(1,946,272)	$(640,074)	$(2,952,048)	$(107,017)

(a)	The ratings scale is based on the Firm’s internal ratings, which generally correspond to ratings as defined by S&P and Moody’s.

(b)	Amounts are shown on a gross basis, before the benefit of legally enforceable master netting agreements and cash collateral held by the Firm.

Noninterest Revenue (Tables)	12 Months Ended
Dec. 31, 2010
Noninterest Revenue (Tables) [Abstract]
Components of investment banking fees

Year ended December 31,
(in millions)	2010	2009	2008

Underwriting:
Equity	$1,589	$2,487	$1,477
Debt	3,172	2,739	2,094

Total underwriting	4,761	5,226	3,571
Advisory(a)	1,429	1,861	1,955

Total investment banking fees	$6,190	$7,087	$5,526

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-administered multi-seller conduits. The consolidation of the conduits did not significantly change the Firm’s net income as a whole; however, it did affect the classification of items on the Firm’s Consolidated Statements of Income. As a result, certain advisory fees were considered inter-company and eliminated, and the fees charged by the consolidated multi-seller conduits to its customers were classified as lending-and-deposit-related fees.

Principal transactions revenue

Year ended December 31,
(in millions)	2010	2009	2008

Trading revenue	$9,404	$9,870	$(9,791)
Private equity gains/(losses)(a)	1,490	(74)	(908)

Principal transactions	$10,894	$9,796	$(10,699)

(a)	Includes revenue on private equity investments held in the Private Equity business within Corporate/Private Equity, as well as those held in other business segments.

Components of asset management, administration and commissions

Year ended December 31,
(in millions)	2010	2009	2008

Asset management:
Investment management fees	$5,632	$4,997	$5,562
All other asset management fees	496	356	432

Total asset management fees	6,128	5,353	5,994
Total administration fees(a)	2,023	1,927	2,452
Commission and other fees:
Brokerage commissions	2,804	2,904	3,141
All other commissions and fees	2,544	2,356	2,356

Total commissions and fees	5,348	5,260	5,497

Total asset management, administration and commissions	$13,499	$12,540	$13,943

(a)	Includes fees for custody, securities lending, funds services and securities clearance.

Interest Income and Interest Expense (Tables)	12 Months Ended
Dec. 31, 2010
Interest Income And Interest Expense (Tables) [Abstract]
Details of interest income and interest expense

Year ended December 31, (in millions)	2010	2009	2008

Interest income
Loans	$40,388	$38,704	$38,347
Securities	9,540	12,377	6,344
Trading assets	11,007	12,098	17,236
Federal funds sold and securities purchased under resale agreements	1,786	1,750	5,983
Securities borrowed	175	4	2,297
Deposits with banks	345	938	1,916
Other assets(a)	541	479	895

Total interest income(b)	63,782	66,350	73,018

Interest expense
Interest-bearing deposits	3,424	4,826	14,546
Short-term and other liabilities(c)	2,708	3,845	10,933
Long-term debt	5,504	6,309	8,355
Beneficial interests issued by consolidated VIEs	1,145	218	405

Total interest expense(b)	12,781	15,198	34,239

Net interest income	$51,001	$51,152	$38,779

Provision for credit losses	16,639	32,015	19,445
Provision for credit losses – accounting conformity(d)	—	—	1,534

Total provision for credit losses	$16,639	$32,015	$20,979

Net interest income after provision for credit losses	$34,362	$19,137	$17,800

(a)	Predominantly margin loans.

(b)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. The consolidation of these VIEs did not significantly change the Firm’s total net income. However, it did affect the classification of items on the Firm’s Consolidated Statements of Income; as a result of the adoption of the guidance, certain noninterest revenue was eliminated in consolidation, offset by the recognition of interest income, interest expense, and provision for credit losses.

(c)	Includes brokerage customer payables.

(d)	2008 includes an accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual’s banking operations.

Pension and Other Postretirement Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2010
Pension and Other Postretirement Employee Benefit Plans (Tables) [Abstract]
Changes in benefit obligations and plan assets and funded status amounts

	Defined benefit pension plans
As of or for the year ended December 31,	U.S.				Non-U.S.			OPEB plans(f)
(in millions)	2010		2009		2010		2009	2010	2009

Change in benefit obligation
Benefit obligation, beginning of year	$(7,977)		$(7,796)		$(2,536)		$(2,007)	$(1,025)	$(1,095)
Benefits earned during the year	(230)		(313)		(30)		(30)	(2)	(3)
Interest cost on benefit obligations	(468)		(514)		(128)		(122)	(55)	(64)
Plan amendments	—		384		10		1	—	—
Business combinations	—		(4	)(b)	(12	)(b)	—	—	(40	)(b)
Employee contributions	NA		NA		(4)		(3)	(70)	(64)
Net gain/(loss)	(249)		(408)		(71)		(287)	13	101
Benefits paid	604		674		96		95	168	160
Expected Medicare Part D subsidy receipts	NA		NA		NA		NA	(10)	(9)
Curtailments	—		—		—		1	—	(7)
Settlements	—		—		5		4	—	—
Special termination benefits	—		—		(1)		(1)	—	—
Foreign exchange impact and other	—		—		71		(187)	1	(4)

Benefit obligation, end of year	$(8,320)		$(7,977)		$(2,600)		$(2,536)	$(980)	$(1,025)

Change in plan assets
Fair value of plan assets, beginning of year	$10,218		$6,948		$2,432		$2,008	$1,269	$1,126
Actual return on plan assets	1,179		1,145		228		218	137	172
Firm contributions	35		2,799		157		115	3	2
Employee contributions	—		—		4		3	—	—
Benefits paid	(604)		(674)		(96)		(95)	(28)	(31)
Settlements	—		—		(5)		(4)	—	—
Foreign exchange impact and other	—		—		(73)		187	—	—

Fair value of plan assets, end of year	$10,828	(c)(d)	$10,218	(c)(d)	$2,647	(d)	$2,432 (d)	$1,381	$1,269

Funded/(unfunded) status(a)	$2,508	(e)	$2,241	(e)	$47		$(104)	$401	$244

Accumulated benefit obligation, end of year	$(8,271)		$(7,964)		$(2,576)		$(2,510)	NA	NA

(a)	Represents overfunded plans with an aggregate balance of $3.5 billion and $3.0 billion at December 31, 2010 and 2009, respectively, and underfunded plans with an aggregate balance of $561 million and $623 million at December 31, 2010 and 2009, respectively.

(b)	Represents change resulting from RBS Sempra Commodities business in 2010 and from the Washington Mutual plan in 2009.

(c)	At December 31, 2010 and 2009, approximately $385 million and $332 million, respectively, of U.S. plan assets included participation rights under participating annuity contracts.

(d)	At December 31, 2010 and 2009, defined benefit pension plan amounts not measured at fair value include $52 million and $82 million, respectively, of accrued receivables, and $187 million and $189 million, respectively, of accrued liabilities, for U.S. plans; and $9 million and $8 million, respectively, of accrued receivables for non-U.S. plans.

(e)	Does not include any amounts attributable to the Washington Mutual Qualified Pension plan. The disposition of this plan remained subject to litigation and was not determinable.

(f)	Includes an unfunded accumulated postretirement benefit obligation of $36 million and $29 million at December 31, 2010 and 2009, respectively, for the U.K. plan.

Pretax pension and OPEB amounts recorded in AOCI

	Defined benefit pension plans
December 31,	U.S.		Non-U.S.		OPEB plans
(in millions)	2010	2009	2010	2009	2010	2009

Net gain/(loss)	$(2,627)	$(3,039)	$(566)	$(666)	$(119)	$(171)
Prior service credit/(cost)	321	364	13	3	9	22

Accumulated other comprehensive income/ (loss), pretax, end of year	$(2,306)	$(2,675)	$(553)	$(663)	$(110)	$(149)

Components of net periodic benefit costs reported in the Consolidated Statements of Income and other comprehensive income

	Pension plans
	U.S.			Non-U.S.			OPEB plans
Year ended December 31, (in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Components of net periodic benefit cost
Benefits earned during the year	$230	$313	$278	$31	$28	$29	$2	$3	$5
Interest cost on benefit obligations	468	514	488	128	122	142	55	65	74
Expected return on plan assets	(742)	(585)	(719)	(126)	(115)	(152)	(96)	(97)	(98)
Amortization:
Net loss	225	304	—	56	44	25	(1)	—	—
Prior service cost/(credit)	(43)	4	4	(1)	—	—	(13)	(14)	(16)
Curtailment (gain)/loss	—	1	1	—	—	—	—	5	4
Settlement (gain)/loss	—	—	—	1	1	—	—	—	—
Special termination benefits	—	—	—	1	1	3	—	—	—

Net periodic benefit cost	138	551	52	90	81	47	(53)	(38)	(31)
Other defined benefit pension plans(a)	14	15	11	11	12	14	NA	NA	NA

Total defined benefit plans	152	566	63	101	93	61	(53)	(38)	(31)
Total defined contribution plans	332	359	263	251	226	286	NA	NA	NA

Total pension and OPEB cost included in compensation expense	$484	$925	$326	$352	$319	$347	$(53)	$(38)	$(31)

Changes in plan assets and benefit obligations recognized in other comprehensive income
Net (gain)/loss arising during the year	$(187)	$(168)	$3,243	$(21)	$183	$235	$(54)	$(176)	$248
Prior service credit arising during the year	—	(384)	—	(10)	(1)	—	—	—	—
Amortization of net loss	(225)	(304)	—	(56)	(44)	(27)	1	—	—
Amortization of prior service (cost)/credit	43	(6)	(5)	1	—	—	13	15	15
Curtailment (gain)/loss	—	—	—	—	—	—	—	2	3
Settlement loss/(gain)	—	—	—	(1)	(1)	—	—	—	—
Foreign exchange impact and other	—	18	—	(23)	36	(150)	1	(1)	3

Total recognized in other comprehensive income	(369)	(844)	3,238	(110)	173	58	(39)	(160)	269

Total recognized in net periodic benefit cost and other comprehensive income	$(231)	$(293)	$3,290	$(20)	$254	$105	$(92)	$(198)	$238

(a)	Includes various defined benefit pension plans, which are individually immaterial.

Estimated pretax amounts that will be amortized from AOCI into net periodic benefit cost

	Defined benefit pension plans		OPEB plans
(in millions)	U.S.	Non-U.S.	U.S.	Non-U.S.

Net loss	$168	$44	$—	$—
Prior service cost/(credit)	(43)	(1)	(8)	—

Total	$125	$43	$(8)	$—

Actual rate of return on plan assets

	U.S.			Non-U.S.
December 31,	2010	2009	2008	2010	2009	2008

Actual rate of return:
Defined benefit pension plans	12.23%	13.78%	(25.17)%	0.77-10.65%	3.17-22.43%	(21.58)-5.06%
OPEB plans	11.23	15.93	(17.89)	NA	NA	NA

Weighted-average assumptions used to determine benefit obligations

	U.S.		Non-U.S.
December 31,	2010	2009	2010	2009

Discount rate:
Defined benefit pension plans	5.50%	6.00%	1.60-5.50%	2.00-5.70%
OPEB plans	5.50	6.00	5.50	5.70
Rate of compensation increase	4.00	4.00	3.00-4.50	3.00-4.50
Health care cost trend rate:
Assumed for next year	7.00	7.75	6.50	5.40
Ultimate	5.00	5.00	6.00	4.50
Year when rate will reach ultimate	2017	2014	2015	2014

Weighted-average assumptions used to determine net periodic benefit costs

	U.S.			Non-U.S.
Year ended December 31,	2010	2009	2008	2010	2009	2008

Discount rate:
Defined benefit pension plans	6.00%	6.65%	6.60%	2.00-5.70%	2.00-6.20%	2.25-5.80%
OPEB plans	6.00	6.70	6.60	5.70	6.20	5.80
Expected long-term rate of return on plan assets:
Defined benefit pension plans	7.50	7.50	7.50	2.40-6.20	2.50-6.90	3.25-5.75
OPEB plans	7.00	7.00	7.00	NA	NA	NA
Rate of compensation increase	4.00	4.00	4.00	3.00-4.50	3.00-4.00	3.00-4.25
Health care cost trend rate:
Assumed for next year	7.75	8.50	9.25	5.40	7.00	5.75
Ultimate	5.00	5.00	5.00	4.50	5.50	4.00
Year when rate will reach ultimate	2014	2014	2014	2014	2012	2010

Effect of a one-percentage-point change in the assumed health care cost trend rate on the Firm's total service and interest cost and accumulated postretirement benefit obligation

	1-Percentage-	1-Percentage-
Year ended December 31, 2010	point	point
(in millions)	increase	decrease

Effect on total service and interest cost	$2	$(2)
Effect on accumulated postretirement benefit obligation	36	(31)

Weighted-average asset allocation of the fair values of total plan assets

	Defined benefit pension plans
	U.S.			Non-U.S.			OPEB plans(c)
	Target	% of plan assets		Target	% of plan assets		Target	% of plan assets
December 31,	Allocation	2010	2009	Allocation	2010	2009	Allocation	2010	2009

Asset category
Debt securities(a)	10-30%	29%	29%	72%	71%	75%	50%	50%	50%
Equity securities	25-60	40	40	26	28	23	50	50	50
Real estate	5-20	4	4	1	—	1	—	—	—
Alternatives(b)	15-50	27	27	1	1	1	—	—	—

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(a)	Debt securities primarily include corporate debt, U.S. federal, state, local and non-U.S. government, and mortgage-backed securities.

(b)	Alternatives primarily include limited partnerships.

(c)	Represents the U.S. OPEB plan only, as the U.K. OPEB plan is unfunded.

Pension and OPEB plan assets and liabilities measured at fair value
Pension and OPEB plan assets and liabilities measured at fair value

	U.S. defined benefit pension plans					Non-U.S. defined benefit pension plans
December 31, 2010				Total					Total
(in millions)	Level 1	Level 2	Level 3	fair value		Level 1	Level 2	Level 3	fair value

Cash and cash equivalents	$—	$—	$—	$—		$81	$—	$—	$81
Equity securities:
Capital equipment	748	9	—	757		68	13	—	81
Consumer goods	712	—	—	712		75	21	—	96
Banks and finance companies	414	1	—	415		113	9	—	122
Business services	444	—	—	444		53	10	—	63
Energy	195	—	—	195		59	6	—	65
Materials	205	—	—	205		50	13	—	63
Real Estate	21	—	—	21		1	—	—	1
Other	857	6	—	863		194	16	—	210

Total equity securities	3,596	16	—	3,612		613	88	—	701

Common/collective trust funds(a)	1,195	756	—	1,951		46	180	—	226
Limited partnerships:
Hedge funds	—	959	1,102	2,061		—	—	—	—
Private equity funds	—	—	1,232	1,232		—	—	—	—
Real estate	—	—	304	304		—	—	—	—

Total limited partnerships	—	959	2,638	3,597		—	—	—	—

Corporate debt securities(b)	—	424	1	425		—	718	—	718
U.S. federal, state, local and non-U.S. government debt securities	—	453	—	453		—	864	—	864
Mortgage-backed securities(c)	188	55	—	243		1	—	—	1
Derivative receivables(d)	2	194	—	196		—	3	—	3
Other	218	58	387	663		18	51	—	69

Total assets measured at fair value(e)(f)	$5,199	$2,915	$3,026	$11,140		$759	$1,904	$—	$2,663

Derivative payables	—	(177)	—	(177)		—	(25)	—	(25)

Total liabilities measured at fair value	$—	$(177)	$—	$(177	)(g)	$—	$(25)	$—	$(25)

	U.S. defined benefit pension plans					Non-U.S. defined benefit pension plans
December 31, 2009				Total					Total
(in millions)	Level 1	Level 2	Level 3	fair value		Level 1	Level 2	Level 3	fair value

Cash and cash equivalents	$71	$—	$—	$71		$27	$—	$—	$27
Equity securities:
Capital equipment	608	13	—	621		49	16	—	65
Consumer goods	554	—	—	554		64	18	—	82
Banks and finance companies	324	—	—	324		90	12	—	102
Business services	322	—	—	322		39	13	—	52
Energy	188	—	—	188		45	13	—	58
Materials	186	—	—	186		35	3	—	38
Real estate	19	—	—	19		—	—	—	—
Other	571	1	—	572		171	—	—	171

Total equity securities	2,772	14	—	2,786		493	75	—	568

Common/collective trust funds(a)	1,868	610	—	2,478		23	185	—	208
Limited partnerships:
Hedge funds	—	912	627	1,539		—	—	—	—
Private equity funds	—	—	874	874		—	—	—	—
Real estate	—	—	196	196		—	—	—	—

Total limited partnerships	—	912	1,697	2,609		—	—	—	—

Corporate debt securities(b)	—	941	—	941		—	685	—	685
U.S. federal, state, local and non-U.S. government debt securities	—	406	—	406		—	841	—	841
Mortgage-backed securities(c)	169	54	—	223		—	—	—	—
Derivative receivables(d)	—	90	—	90		—	5	—	5
Other	348	115	334	797		18	89	13	120

Total assets measured at fair value(e)(f)	$5,228	$3,142	$2,031	$10,401		$561	$1,880	$13	$2,454

Derivative payables	—	(76)	—	(76)		—	(30)	—	(30)

Total liabilities measured at fair value	$—	$(76)	$—	$(76	)(g)	$—	$(30)	$—	$(30)

(a)	At December 31, 2010 and 2009, common/collective trust funds generally include commingled funds that primarily included 22% and 39%, respectively, of short-term investment funds; 21% and 24%, respectively, of equity (index) investments; and 16% and 15%, respectively, of international investments.

(b)	Corporate debt securities include debt securities of U.S. and non-U.S. corporations.

(c)	At December 31, 2010 and 2009, mortgage-backed securities were generally invested 77% and 72%, respectively, in debt securities issued by U.S. government agencies.

(d)	At December 31, 2010 and 2009, derivative receivables primarily included 89% and 80%, respectively, of foreign exchange contracts; and 11% and 16%, respectively, of equity warrants.

(e)	At December 31, 2010 and 2009, the fair value of investments valued at NAV were $4.1 billion and $4.2 billion, respectively, which were classified within the valuation hierarchy as follows: $1.3 billion and $2.0 billion in level 1, $1.7 billion and $1.6 billion in level 2 and $1.1 billion and $600 million in level 3.

(f)	At December 31, 2010 and 2009, excluded U.S. defined benefit pension plan receivables for investments sold and dividends and interest receivables of $52 million and $82 million, respectively; and excluded non-U.S. defined benefit pension plan receivables for dividends and interest receivables of $9 million and $8 million, respectively.

(g)	At December 31, 2010 and 2009, excluded $149 million and $177 million, respectively, of U.S. defined benefit pension plan payables for investments purchased; and $38 million and $12 million, respectively, of other liabilities.

Changes in level 3 fair value measurements using significant unobservable inputs

Year ended		Total realized/			Fair value,
December 31, 2010	Fair value,	unrealized	Purchases, sales	Transfers in and/or	December 31,
(in millions)	January 1, 2010	gains/(losses)(a)	and settlements, net	out of level 3	2010

U.S. defined benefit pension plans
Limited partnerships:
Hedge funds	$627	$8	$388	$79	$1,102
Private equity funds	874	111	235	12	1,232
Real estate	196	19	89	—	304

Total limited partnerships	$1,697	$138	$712	$91	$2,638

Corporate debt securities	—	—	—	1	1
Other	334	53	—	—	387

Total U.S. plans	$2,031	$191	$712	$92	$3,026

Non-U.S. defined benefit pension plans
Other	$13	$(1)	$(12)	$—	$—

Total non-U.S. plans	$13	$(1)	$(12)	$—	$—

OPEB plans
COLI	$1,269	$137	$(25)	$—	$1,381

Total OPEB plans	$1,269	$137	$(25)	$—	$1,381

Year ended		Total realized/			Fair value,
December 31, 2009	Fair value,	unrealized	Purchases, sales	Transfers in and/or	December 31,
(in millions)	January 1, 2009	gains/(losses)(a)	and settlements, net	out of level 3	2009

U.S. defined benefit pension plans
Limited partnerships:
Hedge funds	$524	$112	$(9)	$—	$627
Private equity funds	810	(1)	80	(15)	874
Real estate	203	(107)	100	—	196

Total limited partnerships	$1,537	$4	$171	$(15)	$1,697

Corporate debt securities	—	—	—	—	—
Other	315	19	—	—	334

Total U.S. plans	$1,852	$23	$171	$(15)	$2,031

Non-U.S. defined benefit pension plans
Other	$14	$(1)	$—	$—	$13

Total non-U.S. plans	$14	$(1)	$—	$—	$13

OPEB plans
COLI	$1,126	$172	$(29)	$—	$1,269

Total OPEB plans	$1,126	$172	$(29)	$—	$1,269

(a)	For the years ended December 31, 2010, and 2009, respectively, total realized (unrealized) gains/(losses) are the changes in unrealized gains or losses relating to assets held at December 31, 2010 and 2009, respectively.

Estimated future benefit payments

	U.S.	Non-U.S.
Year ended December 31,	defined benefit	defined benefit	OPEB before	Medicare
(in millions)	pension plans	pension plans	Medicare Part D subsidy	Part D subsidy

2011	$1,001	$84	$99	$10
2012	1,011	92	97	11
2013	587	98	95	12
2014	593	102	94	13
2015	592	111	92	14
Years 2016—2020	3,013	640	418	78

Employee Stock Based Incentives (Tables)	12 Months Ended
Dec. 31, 2010
Employee Stock-Based Incentives (Tables) [Abstract]
Restricted Stock Unit (RSU) activity

		Weighted-
Year ended December 31, 2010	Number of	average grant
(in thousands, except weighted average data)	shares	date fair value

Outstanding, January 1	221,265	$29.32
Granted	80,142	42.92
Vested	(59,137)	43.05
Forfeited	(8,149)	31.15

Outstanding, December 31	234,121	$30.45

Employee stock option and Stock Appreciation Rights (SARs) activity

Year ended December 31, 2010
(in thousands, except
weighted-average data, and	Number of	Weighted-average	Weighted-average remaining	Aggregate
where otherwise noted)	options/SARs	exercise price	contractual life (in years)	intrinsic value

Outstanding, January 1	266,568	$45.83
Granted	20,949	42.96
Exercised	(12,870)	30.69
Forfeited	(3,076)	34.82
Canceled	(37,044)	65.95

Outstanding, December 31	234,527	$43.33	3.4	$1,191,151
Exercisable, December 31	181,183	45.52	2.1	788,217

Noncash compensation expense related to employee stock-based incentive plans

Year ended December 31, (in millions)	2010	2009	2008

Cost of prior grants of RSUs and SARs that are amortized over their applicable vesting periods	$2,479	$2,510	$2,228
Accrual of estimated costs of RSUs and SARs to be granted in future periods including those to full-career eligible employees	772	845	409

Total noncash compensation expense related to employee stock-based incentive plans	$3,251	$3,355	$2,637

Cash received from the exercise of stock options under all stock-based incentive arrangements, and the actual income tax benefit realized related to tax deductions from the exercise of the stock options

Year ended December 31, (in millions)	2010	2009	2008

Cash received for options exercised	$205	$437	$1,026
Tax benefit realized	14	11	72

Assumptions used to value employee stock options and Stock Appreciation Rights (SARs)

Year ended December 31,	2010	2009	2008

Weighted-average annualized
valuation assumptions
Risk-free interest rate	3.89%	2.33%	3.90%
Expected dividend yield(a)	3.13	3.40	3.57
Expected common stock price volatility	37	56	34
Expected life (in years)	6.4	6.6	6.8

(a)	In 2010 and 2009, the expected dividend yield was determined using historical dividend yields.

Noninterest Expense (Tables)	12 Months Ended
Dec. 31, 2010
Noninterest expense [Abstract]
Noninterest Expense

Year ended December 31, (in millions)	2010	2009	2008

Compensation expense(a)	$28,124	$26,928	$22,746
Noncompensation expense:
Occupancy expense	3,681	3,666	3,038
Technology, communications and equipment expense	4,684	4,624	4,315
Professional and outside services	6,767	6,232	6,053
Marketing	2,446	1,777	1,913
Other expense(b)(c)(d)	14,558	7,594	3,740
Amortization of intangibles	936	1,050	1,263

Total noncompensation expense	33,072	24,943	20,322
Merger costs	—	481	432

Total noninterest expense	$61,196	$52,352	$43,500

(a)	2010 includes a payroll tax expense related to the United Kingdom (“U.K.”) Bank Payroll Tax on certain compensation awarded from December 9, 2009, to April 5, 2010, to relevant banking employees.

(b)	In 2010, 2009 and 2008, included litigation expense of $7.4 billion, $161 million and a net benefit of $781 million, respectively.

(c)	Includes foreclosed property expense of $1.0 billion, $1.4 billion and $213 million in 2010, 2009 and 2008, respectively.

(d)	Expense for 2009 included a $675 million FDIC special assessment.

Merger and acquisition cost

	2009			2008
	Bear	Washington		Bear	Washington
Year ended December 31, (in millions)	Stearns	Mutual	Total	Stearns	Mutual	Total

Expense category
Compensation	$(9)	$256	$247	$181	$113	$294
Occupancy	(3)	15	12	42	—	42
Technology and communications and other	38	184	222	85	11	96

Total(a)(b)	$26	$455	$481	$308	$124	$432

(a)	With the exception of occupancy- and technology-related write-offs, all of the costs in the table required the expenditure of cash.

(b)	There were no merger costs for 2010.

Merger reserve balance

	2010			2009			2008
	Bear	Washington		Bear	Washington		Bear	Washington
Year ended December 31, (in millions)	Stearns	Mutual	Total	Stearns	Mutual	Total	Stearns	Mutual	Total

Merger reserve balance, beginning of period	$32	$57	$89	$327	$441	$768	$—	$—	$—
Recorded as merger costs(a)	—	—	—	26	455	481	308	124	432
Recorded as goodwill	—	—	—	(5)	—	(5)	1,112	435	1,547
Utilization of merger reserve	(32)	(57)	(89)	(316)	(839)	(1,155)	(1,093)	(118)	(1,211)

Merger reserve balance, end of period	$—	$—	$—	$32	$57	$89	$327	$441	$768

(a)	There were no merger costs for 2010.

Securities (Tables)	12 Months Ended
Dec. 31, 2010
Securities (Tables) [Abstract]
Securities gains and losses

Year ended December 31,
(in millions)	2010	2009	2008

Realized gains	$3,382	$2,268	$1,890
Realized losses	(317)	(580)	(330	)(c)

Net realized gains(a)	3,065	1,688	1,560
Credit losses included in securities gains(b)	(100)	(578)	NA

Net securities gains	$2,965	$1,110	$1,560

(a)	Proceeds from securities sold were within approximately 3% of amortized cost in 2010 and 2009 and within approximately 2% of amortized cost in 2008.

(b)	Includes other-than-temporary impairment losses recognized in income on certain prime mortgage-backed securities and obligations of U.S. states and municipalities for the year ended December 31, 2010, and on certain subprime and prime mortgage-backed securities and obligations of U.S. states and municipalities for the year ended December 31, 2009.

(c)	Includes $76 million of losses due to other-than temporary impairment of subprime mortgage-backed securities.

Amortized costs and estimated fair values

	2010					2009
		Gross	Gross				Gross	Gross
	Amortized	unrealized	unrealized		Fair	Amortized	unrealized	unrealized		Fair.
December 31, (in millions)	cost	gains	losses		value	cost	gains	losses		value

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies(a)	$117,364	$3,159	$297		$120,226	$166,094	$2,412	$608		$167,898
Residential:
Prime and Alt-A	2,173	81	250	(d)	2,004	5,234	96	807	(d)	4,523
Subprime	—	—	—		—	17	—	—		17
Non-U.S.	47,089	290	409		46,970	10,003	320	65		10,258
Commercial	5,169	502	17		5,654	4,521	132	63		4,590

Total mortgage-backed securities	171,795	4,032	973		174,854	185,869	2,960	1,543		187,286
U.S. Treasury and government agencies(a)	11,258	118	28		11,348	30,044	88	135		29,997
Obligations of U.S. states and municipalities	11,732	165	338		11,559	6,270	292	25		6,537
Certificates of deposit	3,648	1	2		3,647	2,649	1	—		2,650
Non-U.S. government debt securities	20,614	191	28		20,777	24,320	234	51		24,503
Corporate debt securities(b)	61,718	495	419		61,794	61,226	812	30		62,008
Asset-backed securities:
Credit card receivables	7,278	335	5		7,608	25,266	502	26		25,742
Collateralized loan obligations	13,336	472	210		13,598	12,172	413	436		12,149
Other	8,968	130	16		9,082	6,719	129	54		6,794

Total available-for-sale debt securities	310,347	5,939	2,019	(d)	314,267	354,535	5,431	2,300	(d)	357,666
Available-for-sale equity securities	1,894	163	6		2,051	2,518	185	4		2,699

Total available-for-sale securities	312,241	6,102	2,025	(d)	316,318	357,053	5,616	2,304	(d)	360,365

Total held-to-maturity securities(c)	$18	$2	$—		$20	$25	$2	$—		$27

(a)	Includes total U.S. government-sponsored enterprise obligations with fair values of $94.2 billion and $153.0 billion at December 31, 2010 and 2009, respectively, which were predominantly mortgage-related.

(b)	Consists primarily of bank debt including sovereign government-guaranteed bank debt.

(c)	Consists primarily of mortgage-backed securities issued by U.S. government-sponsored enterprises.

(d)	Includes a total of $133 million and $368 million (before tax) of unrealized losses related to prime mortgage-backed securities for which credit losses have been recognized in income at December 31, 2010 and 2009, respectively. These unrealized losses are not credit-related and remain reported in AOCI.

Securities impairment

	Securities with gross unrealized losses
	Less than 12 months		12 months or more
		Gross		Gross		Total gross
	Fair	unrealized	Fair	unrealized	Total fair	unrealized
December 31, 2010 (in millions)	value	losses	value	losses	value	losses

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies	$14,039	$297	$—	$—	$14,039	$297
Residential:
Prime and Alt-A	—	—	1,193	250	1,193	250
Subprime	—	—	—	—	—	—
Non-U.S.	35,166	379	1,080	30	36,246	409
Commercial	548	14	11	3	559	17

Total mortgage-backed securities	49,753	690	2,284	283	52,037	973
U.S. Treasury and government agencies	921	28	—	—	921	28
Obligations of U.S. states and municipalities	6,890	330	20	8	6,910	338
Certificates of deposit	1,771	2	—	—	1,771	2
Non-U.S. government debt securities	6,960	28	—	—	6,960	28
Corporate debt securities	18,783	418	90	1	18,873	419
Asset-backed securities:
Credit card receivables	—	—	345	5	345	5
Collateralized loan obligations	460	10	6,321	200	6,781	210
Other	2,615	9	32	7	2,647	16

Total available-for-sale debt securities	88,153	1,515	9,092	504	97,245	2,019
Available-for-sale equity securities	—	—	2	6	2	6

Total securities with gross unrealized losses	$88,153	$1,515	$9,094	$510	$97,247	$2,025

	Securities with gross unrealized losses
	Less than 12 months		12 months or more
		Gross		Gross		Total gross
	Fair	unrealized	Fair	unrealized	Total fair	unrealized
December 31, 2009 (in millions)	value	losses	value	losses	value	losses

Available-for-sale debt securities
Mortgage-backed securities:
U.S. government agencies	$43,235	$603	$644	$5	$43,879	$608
Residential:
Prime and Alt-A	183	27	3,032	780	3,215	807
Subprime	—	—	—	—	—	—
Non-U.S.	391	1	1,773	64	2,164	65
Commercial	679	34	229	29	908	63

Total mortgage-backed securities	44,488	665	5,678	878	50,166	1,543
U.S. Treasury and government agencies	8,433	135	—	—	8,433	135
Obligations of U.S. states and municipalities	472	11	389	14	861	25
Certificates of deposit	—	—	—	—	—	—
Non-U.S. government debt securities	2,471	46	835	5	3,306	51
Corporate debt securities	1,831	12	4,634	18	6,465	30
Asset-backed securities:
Credit card receivables	—	—	745	26	745	26
Collateralized loan obligations	42	1	7,883	435	7,925	436
Other	767	8	1,767	46	2,534	54

Total available-for-sale debt securities	58,504	878	21,931	1,422	80,435	2,300
Available-for-sale equity securities	1	1	3	3	4	4

Total securities with gross unrealized losses	$58,505	$879	$21,934	$1,425	$80,439	$2,304

Credit losses in securities gains and losses

Year ended December 31, (in millions)	2010	2009

Debt securities the Firm does not intend to sell that have credit losses
Total other-than-temporary impairment losses(a)	$(94)	$(946)
Losses recorded in/(reclassified from) other comprehensive income	(6)	368

Credit losses recognized in income(b)(c)	$(100)	$(578)

(a)	For initial OTTI, represents the excess of the amortized cost over the fair value of AFS debt securities. For subsequent OTTI of the same security, represents additional declines in fair value subsequent to the previously recorded OTTI, if applicable.

(b)	Represents the credit loss component of certain prime mortgage-backed securities and obligations of U.S. states and municipalities for 2010, and certain prime and subprime mortgage-backed securities and obligations of U.S. states and municipalities for 2009 that the Firm does not intend to sell. Subsequent credit losses may be recorded on securities without a corresponding further decline in fair value if there has been a decline in expected cash flows.

(c)	Excluded from this table are OTTI losses of $7 million that were recognized in income in 2009, related to subprime mortgage-backed debt securities the Firm intended to sell. These securities were sold in 2009, resulting in the recognition of a recovery of $1 million.

Changes in the credit loss component of credit-impaired debt securities

Year ended December 31, (in millions)	2010	2009

Balance, beginning of period	$578	$—
Additions:
Newly credit-impaired securities	—	578
Increase in losses on previously credit-impaired securities	94	—
Losses reclassified from other comprehensive income on previously credit-impaired securities	6	—
Reductions:
Sales of credit-impaired securities	(31)	—
Impact of new accounting guidance related to VIEs	(15)	—

Balance, end of period	$632	$578

Amortized cost and estimated fair value by contractual maturity

		Due after one	Due after five
By remaining maturity	Due in one	year through	years through	Due after
December 31, 2010 (in millions)	year or less	five years	10 years	10 years(c)	Total

Available-for-sale debt securities
Mortgage-backed securities:(a)
Amortized cost	$15	$259	$2,781	$168,740	$171,795
Fair value	15	282	2,825	171,732	174,854
Average yield(b)	8.63%	6.25%	2.71%	3.85%	3.84%
U.S. Treasury and government agencies:(a)
Amortized cost	$1,843	$4,913	$4,251	$251	$11,258
Fair value	1,850	5,007	4,260	231	11,348
Average yield(b)	1.68%	2.62%	3.84%	3.86%	2.95%
Obligations of U.S. states and municipalities:
Amortized cost	$39	$160	$333	$11,200	$11,732
Fair value	39	167	351	11,002	11,559
Average yield(b)	3.21%	4.30%	5.25%	5.07%	5.06%
Certificates of deposit:
Amortized cost	$3,642	$6	$—	$—	$3,648
Fair value	3,641	6	—	—	3,647
Average yield(b)	5.16%	10.75%	—%	—%	5.17%
Non-U.S. government debt securities:
Amortized cost	$5,666	$13,557	$1,388	$3	$20,614
Fair value	5,673	13,712	1,389	3	20,777
Average yield(b)	1.81%	2.23%	3.56%	5.34%	2.21%
Corporate debt securities:
Amortized cost	$12,515	$44,137	$5,065	$1	$61,718
Fair value	12,597	44,100	5,096	1	61,794
Average yield(b)	2.25%	2.19%	4.81%	1.07%	2.42%
Asset-backed securities:
Amortized cost	$38	$3,371	$13,567	$12,606	$29,582
Fair value	38	3,454	14,041	12,755	30,288
Average yield(b)	8.94%	2.05%	2.48%	2.19%	2.32%

Total available-for-sale debt securities
Amortized cost	$23,758	$66,403	$27,385	$192,801	$310,347
Fair value	23,853	66,728	27,962	195,724	314,267
Average yield(b)	2.56%	2.24%	3.23%	3.81%	3.33%

Available-for-sale equity securities
Amortized cost	$—	$—	$—	$1,894	$1,894
Fair value	—	—	—	2,051	2,051
Average yield(b)	—%	—%	—%	0.29%	0.29%

Total available-for-sale securities
Amortized cost	$23,758	$66,403	$27,385	$194,695	$312,241
Fair value	23,853	66,728	27,962	197,775	316,318
Average yield(b)	2.56%	2.24%	3.23%	3.78%	3.31%

Total held-to-maturity securities
Amortized cost	$—	$6	$11	$1	$18
Fair value	—	6	12	2	20
Average yield(b)	—%	6.97%	6.83%	6.49%	6.85%

(a)	U.S. government agencies and U.S. government-sponsored enterprises were the only issuers whose securities exceeded 10% of JPMorgan Chase’s total stockholders’ equity at December 31, 2010.

(b)	Average yield was based on amortized cost balances at the end of the period and did not give effect to changes in fair value reflected in accumulated other comprehensive income/(loss). Yields are derived by dividing interest/dividend income (including the effect of related derivatives on AFS securities and the amortization of premiums and accretion of discounts) by total amortized cost. Taxable-equivalent yields are used where applicable.

(c)	Includes securities with no stated maturity. Substantially all of the Firm’s residential mortgage-backed securities and collateralized mortgage obligations are due in 10 years or more, based on contractual maturity. The estimated duration, which reflects anticipated future prepayments based on a consensus of dealers in the market, is approximately five years for agency residential mortgage-backed securities, three years for agency residential collateralized mortgage obligations and six years for nonagency residential collateralized mortgage obligations.

Securities Financing Activities (Tables)	12 Months Ended
Dec. 31, 2010
Securities Financing Activities (Tables) [Abstract]
Components of Collateralized Financings

December 31, (in millions)	2010	2009

Securities purchased under resale agreements(a)	$222,302	$195,328
Securities borrowed(b)	123,587	119,630

Securities sold under repurchase agreements(c)	$262,722	$245,692
Securities loaned	10,592	7,835

(a)	Includes resale agreements of $20.3 billion and $20.5 billion accounted for at fair value at December 31, 2010 and 2009, respectively.

(b)	Includes securities borrowed of $14.0 billion and $7.0 billion accounted for at fair value at December 31, 2010 and 2009, respectively.

(c)	Includes repurchase agreements of $4.1 billion and $3.4 billion accounted for at fair value at December 31, 2010 and 2009, respectively.

Loans (Tables)	12 Months Ended
Dec. 31, 2010
Loans [Line Items]
Loan balances by portfolio segment

		Consumer, excluding
December 31, 2010 (in millions)	Wholesale	credit card	Credit Card	Total

Retained(a)	$222,510	$327,464	$135,524	$685,498	(b)
Held-for-sale	3,147	154	2,152	5,453
At fair value	1,976	—	—	1,976

Total	$227,633	$327,618	$137,676	$692,927

		Consumer, excluding
December 31, 2009 (in millions)	Wholesale	credit card	Credit Card	Total

Retained	$200,077	$348,355	$78,786	$627,218	(b)
Held-for-sale	2,734	2,142	—	4,876
At fair value	1,364	—	—	1,364

Total	$204,175	$350,497	$78,786	$633,458

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $84.7 billion of loans associated with Firm-sponsored credit card securitization trusts; $15.1 billion of wholesale loans; and $4.8 billion of loans associated with certain other consumer securitization entities, primarily mortgage-related. For further information, see Note 16 on pages 244–259 of this Annual Report.

(b)	Loans (other than PCI loans and those for which the fair value option has been selected) are presented net of unearned income, unamortized discounts and premiums, and net deferred loan costs of $1.9 billion and $1.4 billion at December 31, 2010 and 2009, respectively.

Net gains/(losses) on loan sales by portfolio segment

Year ended December 31, (in millions)	2010	2009	2008

Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)(a)
Wholesale	$215	$291	$(2,647)
Consumer, excluding credit card	265	127	(11)
Credit Card	(16)	21	150

Total net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)(a)	$464	$439	$(2,508)

(a)	Excludes sales related to loans accounted for at fair value.

Wholesale real estate class of loans

December 31,	Multi-family		Commercial lessors
(in millions, except ratios)	2010	2009	2010	2009

Real estate retained loans	$30,604	$31,077	$15,796	$15,170
Criticized exposure	3,798	3,942	3,593	3,855
% of total real estate retained loans	12.41%	12.68%	22.75%	25.41%
Criticized nonaccrual	$1,016	$1,109	$1,549	$687
% of total real estate retained loans	3.32%	3.57%	9.81%	4.53%

(table continued from previous page)

Commercial construction and development		Other		Total real estate loans
2010	2009	2010	2009	2010	2009

$3,395	$4,599	$3,840	$6,349	$53,635	$57,195
619	1,359	696	1,591	8,706	10,747
18.23%	29.55%	18.13%	25.06%	16.23%	18.79%
$174	$313	$198	$779	$2,937	$2,888
5.13%	6.81%	5.16%	12.27%	5.48%	5.05%

Wholesale [Member]
Loans [Line Items]
Impaired loans

	Commercial				Financial		Government				Total
December 31,	and industrial		Real estate		institutions		agencies		Other		retained loans
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Impaired loans
With an allowance	$1,512	$2,171	$2,510	$2,998	$127	$579	$22	$4	$697	$595	$4,868	$6,347
Without an allowance(a)	157	89	445	363	8	149	—	—	8	12	618	613

Total impaired loans	$1,669	$2,260	$2,955	$3,361	$135	$728	$22	$4	$705	$607	$5,486	$6,960

Allowance for loan losses related to impaired loans(b)	435	454	825	1,212	61	165	14	1	239	214	1,574	2,046
Unpaid principal balance of impaired loans(c)	2,453	3,042	3,487	3,649	244	918	30	4	1,046	760	7,260	8,373

(a)	When the discounted cash flows, collateral value or market price equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(b)	The allowance for impaired loans is included in JPMorgan Chase’s asset-specific allowance for loan losses.

(c)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the carrying value; net deferred loan fees or costs; and discount or premiums on purchased loans.

Residential real estate excluding purchased credit-impaired loans

	Commercial
As of or for the year ended December 31,	and industrial		Real estate
(in millions, except ratios)	2010	2009	2010	2009

Loans by risk ratings
Investment grade	$31,697	$31,203	$28,504	$31,986
Noninvestment grade:
Noncriticized	30,874	28,714	16,425	14,462
Criticized performing	2,371	6,079	5,769	7,859
Criticized-total nonaccrual	1,634	2,245	2,937	2,888

Total noninvestment grade	34,879	37,038	25,131	25,209

Total retained loans	$66,576	$68,241	$53,635	$57,195

% of total criticized to total retained loans	6.02%	12.20%	16.23%	18.79%
% of nonaccrual loans to total retained loans	2.45	3.29	5.48	5.05

Loans by geographic distribution(a)
Total non-U.S.	$17,731	$19,138	$1,963	$2,227
Total U.S.	48,845	49,103	51,672	54,968

Total retained loans	$66,576	$68,241	$53,635	$57,195

Net charge-offs	$403	$1,243	$862	$688
% of net charge-offs to retained loans(b)	0.61%	1.82%	1.61%	1.20%

Loan delinquency(c)
Current and less than 30 days past due and still accruing	$64,501	$65,692	$50,299	$53,370
30–89 days past due and still accruing	434	276	290	823
90 or more days past due and still accruing(d)	7	28	109	114
Nonaccrual	1,634	2,245	2,937	2,888

Total retained loans	$66,576	$68,241	$53,635	$57,195

(a)	U.S. and non-U.S. distribution is determined based predominantly on the domicile of the borrower.

(b)	Ratios were calculated using end-of-period retained loans.

(c)	For wholesale loans, the past due status of a loan is generally not a significant indicator of credit quality due to the ongoing review and monitoring of an obligor’s ability to meet contractual obligations. For a discussion of more significant factors, see page 223 of this Note.

(d)	Represents loans that are 90 days or more past due as to principal and/or interest, but that are still accruing interest; these loans are considered well-collateralized.

(e)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $15.1 billion of wholesale loans. For further information, see Note 16 on pages 244–259 of this Annual Report.

(f)	Other primarily includes loans to special purpose entities and loans to private banking clients. See Note 1 on page 164–165 of this Annual Report for additional information on SPEs.

Financial						Total
institutions		Government agencies		Other(e)(f)		retained loans(e)
2010	2009	2010	2009	2010	2009	2010	2009

$22,525	$14,878	$6,871	$6,684	$56,450	$33,780	$146,047	$118,531

8,480	8,319	382	624	6,012	6,704	62,173	58,823
317	1,201	3	28	320	997	8,780	16,164
136	729	22	5	781	692	5,510	6,559

8,933	10,249	407	657	7,113	8,393	76,463	81,546

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

1.44%	7.68%	0.34%	0.45%	1.73%	4.00%	6.42%	11.36%
0.43	2.90	0.30	0.07	1.23	1.64	2.48	3.28

$19,756	$11,755	$870	$1,707	$25,831	$18,790	$66,151	$53,617
11,702	13,372	6,408	5,634	37,732	23,383	156,359	146,460

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

$72	$734	$2	$—	$388	$467	$1,727	$3,132
0.23%	2.92%	0.03%	—%	0.61%	1.11%	0.78%	1.57%

$31,289	$24,324	$7,222	$7,321	$61,837	$40,785	$215,148	$191,492
31	68	34	15	704	512	1,493	1,694
2	6	—	—	241	184	359	332
136	729	22	5	781	692	5,510	6,559

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

	Home equity
As of or for the year ended	Senior lien		Junior lien
December 31, (in millions, except ratios)	2010	2009	2010	2009

Net charge-offs	$262	$234	$3,182	$4,448
% of net charge-offs to retained loans	1.00%	0.80%	4.63%	5.62%

Loan delinquency
Current and less than 30 days past due	$23,615	$26,543	$62,315	$71,534
30–149 days past due	414	512	1,508	2,224
150 or more days past due	347	321	186	291

Total retained loans	$24,376	$27,376	$64,009	$74,049

% of 30+ days past due to total retained loans	3.12%	3.04%	2.65%	3.40%
90 or more days past due and still accruing	$—	$—	$—	$—
Nonaccrual loans(a)	479	477	784	1,188

Current estimated LTV ratios(b)(c)(d)
Greater than 125% and refreshed FICO scores:
Equal to or greater than 660	$528	$472	$6,928	$6,788
Less than 660	238	235	2,495	2,703

101% to 125% and refreshed FICO scores:
Equal to or greater than 660	974	933	9,403	10,616
Less than 660	325	319	2,873	3,277

80% to 100% and refreshed FICO scores:
Equal to or greater than 660	2,860	3,038	13,333	16,098
Less than 660	738	825	3,155	3,657

Less than 80% and refreshed FICO scores:
Equal to or greater than 660	15,994	18,591	22,527	27,225
Less than 660	2,719	2,963	3,295	3,685

U.S. government-guaranteed	—	—	—	—

Total retained loans	$24,376	$27,376	$64,009	$74,049

Geographic region
California	$3,348	$3,658	$14,656	$16,990
New York	3,272	3,438	12,278	13,456
Texas	3,594	4,306	2,239	2,711
Florida	1,088	1,198	3,470	4,123
Illinois	1,635	1,795	4,248	4,849
Ohio	2,010	2,338	1,568	1,865
New Jersey	732	777	3,617	4,090
Michigan	1,176	1,329	1,618	1,900
Arizona	1,481	1,648	2,979	3,582
Washington	776	868	2,142	2,481
All other(e)	5,264	6,021	15,194	18,002

Total retained loans	$24,376	$27,376	$64,009	$74,049

(a)	At December 31, 2010 and 2009, nonaccrual loans excluded mortgage loans insured by U.S. government agencies of $10.5 billion and $9.0 billion, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(b)	Represents the aggregate unpaid principal balance of loans divided by the estimated current property value. Current property values are estimated, at a minimum, quarterly, based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraised loan level collateral values; as such, the resulting ratios are necessarily imprecise and should be viewed as estimates.

(c)	Junior lien represents combined LTV, which considers all available lien positions related to the property. All other products are presented without consideration of subordinate liens on the property.

(d)	Refreshed FICO scores represent each borrower’s most recent credit score obtained by the Firm; current FICO scores are obtained at least quarterly.

(e)	At December 31, 2010 and 2009, includes prime mortgage loans insured by U.S. government agencies of $12.9 billion and $10.8 billion, respectively.

(f)	At December 31, 2010 and 2009, includes 30+ day delinquent mortgage loans that are insured by U.S. government agencies of $11.4 billion and $9.7 billion, respectively. These amounts are considered current as reimbursement of insured amounts is proceeding normally.

(table continued from previous page)

Mortgages				Total residential real
Prime, including option ARMs		Subprime		estate (excluding PCI)
2010	2009	2010	2009	2010	2009

$1,627	$1,957	$1,374	$1,648	$6,445	$8,287
2.15%	2.51%	10.82%	11.86%	3.52%	4.14%

$69,562 (f)	$69,458 (f)	$8,477	$8,294	$163,969	$175,829
1,576	2,629	1,184	1,883	4,682	7,248
3,401	3,341	1,626	2,349	5,560	6,302

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

6.68%	7.91%	24.90%	33.79%	5.88%	7.15%
$—	$—	$—	$—	$—	$—
4,320	4,667	2,210	3,248	7,793	9,580

$3,039	$2,435	$338	$335	$10,833	$10,030
1,595	1,339	1,153	1,169	5,481	5,446

4,733	4,763	506	593	15,616	16,905
1,775	1,913	1,486	1,902	6,459	7,411

10,720	12,889	925	1,094	27,838	33,119
2,786	3,152	1,955	2,663	8,634	10,297

32,385	33,368	2,252	2,063	73,158	81,247
4,557	4,803	2,672	2,707	13,243	14,158

12,949	10,766	—	—	12,949	10,766

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

$19,278	$21,538	$1,730	$1,720	$39,012	$43,906
9,587	9,784	1,381	1,535	26,518	28,213
2,569	2,185	345	407	8,747	9,609
4,840	5,293	1,422	1,625	10,820	12,239
3,765	3,250	468	584	10,116	10,478
462	461	275	299	4,315	4,963
2,026	2,207	534	617	6,909	7,691
963	1,009	294	324	4,051	4,562
1,320	1,414	244	301	6,024	6,945
2,056	2,174	247	274	5,221	5,797
27,673	26,113	4,347	4,840	52,478	54,976

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

As of or for the year ended
December 31,	Auto(c)		Business banking		Student and other(c)		Total other consumer
(in millions, except ratios)	2010	2009	2010	2009	2010	2009	2010	2009

Net charge-offs	$298	$627	$707	$842	$459	$443	$1,464	$1,912
% of net charge-offs to retained loans	0.63%	1.44%	4.23%	4.73%	2.85%	2.90%	1.82%	2.49%

Loan delinquency
Current and less than 30 days past due	$47,778	$45,281	$16,240	$16,277	$15,074 (d)	$14,479 (d)	$79,092	$76,037
30–119 days past due	579	720	351	427	232	240	1,162	1,387
120 or more days past due	10	30	221	270	5	7	236	307

Total retained loans	$48,367	$46,031	$16,812	$16,974	$15,311	$14,726	$80,490	$77,731

% of 30+ days past due to total retained loans	1.22%	1.63%	3.40%	4.11%	1.55%	1.68%	1.74%	2.18%

90 or more days past due and still accruing	$—	$—	$—	$—	$625	$542	$625	$542

Nonaccrual loans(a)	141	177	832	826	67	74	1,040	1,077

Geographic region
California	$4,307	$4,440	$851	$515	$1,330	$1,304	$6,488	$6,259
New York	3,875	3,756	2,877	3,040	1,305	1,243	8,057	8,039
Texas	4,505	4,330	2,550	2,487	1,273	1,197	8,328	8,014
Florida	1,923	1,750	220	166	722	715	2,865	2,631
Illinois	2,608	2,440	1,320	1,380	940	868	4,868	4,688
Ohio	2,961	3,153	1,647	1,783	1,010	957	5,618	5,893
New Jersey	1,842	1,776	422	426	502	475	2,766	2,677
Michigan	2,434	2,108	1,401	1,613	729	686	4,564	4,407
Arizona	1,499	1,479	1,218	1,210	387	366	3,104	3,055
Washington	716	627	115	84	279	266	1,110	977
All other	21,697	20,172	4,191	4,270	6,834	6,649	32,722	31,091

Total retained loans	$48,367	$46,031	$16,812	$16,974	$15,311	$14,726	$80,490	$77,731

Loans by risk ratings(b)
Noncriticized	5,803	4,564	10,831	10,450	NA	NA	16,634	15,014
Criticized performing	265	448	502	517	NA	NA	767	965
Criticized nonaccrual	12	39	574	542	NA	NA	586	581

(a)	At December 31, 2010 and 2009, excludes student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $625 million and $542 million, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(b)	For risk-rated business banking and auto loans, the primary credit quality indicator is the risk-rating of the loan, including whether the loans are considered to be criticized and/or nonaccrual.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated certain consumer loan securitization entities. For further information, see Note 16 on pages 244–259 of this Annual Report.

(d)	Includes 30+ day delinquent loans that are 30 days or more past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $1.1 billion and $942 million at December 31, 2010 and 2009, respectively. These amounts are considered current as reimbursement of insured amounts is proceeding normally.

December 31,	Home equity		Prime mortgage
(in millions, except ratios)	2010	2009	2010	2009

Carrying value(a)	$24,459	$26,520	$17,322	$19,693
Related allowance for loan losses(b)	1,583	—	1,766	1,090

Loan delinquency (based on unpaid principal balance)
Current and less than 30 days past due	$25,783	$29,697	$13,035	$15,404
30–149 days past due	1,348	2,117	1,468	2,026
150 or more days past due	1,181	1,144	4,425	4,542

Total loans	$28,312	$32,958	$18,928	$21,972

% of 30+ days past due to total loans	8.93%	9.89%	31.13%	29.89%

Current estimated LTV ratios (based on unpaid principal balance)(c)(d)
Greater than 125% and refreshed FICO scores:
Equal to or greater than 660	$6,324	$6,139	$2,400	$1,935
Less than 660	4,052	4,401	2,744	2,244

101% to 125% and refreshed FICO scores:
Equal to or greater than 660	6,097	6,875	3,815	4,566
Less than 660	2,701	3,141	3,011	3,213

80% to 100% and refreshed FICO scores:
Equal to or greater than 660	4,019	5,713	1,970	3,364
Less than 660	1,483	1,930	1,857	2,594

Lower than 80% and refreshed FICO scores:
Equal to or greater than 660	2,539	3,330	1,443	1,832
Less than 660	1,097	1,429	1,688	2,224

Total unpaid principal balance	$28,312	$32,958	$18,928	$21,972

Geographic region (based on unpaid principal balance)
California	$17,012	$19,749	$10,891	$12,657
New York	1,316	1,495	1,111	1,239
Texas	525	616	194	231
Florida	2,595	3,045	1,519	1,801
Illinois	627	723	562	650
Ohio	38	47	91	106
New Jersey	540	625	486	540
Michigan	95	113	279	307
Arizona	539	653	359	438
Washington	1,535	1,766	451	533
All other	3,490	4,126	2,985	3,470

Total unpaid principal balance	$28,312	$32,958	$18,928	$21,972

(a)	Carrying value includes the effect of fair value adjustments that were applied to the consumer PCI portfolio at the date of acquisition.

(b)	Management concluded as part of the Firm’s regular assessment of the PCI loan pools that it was probable that higher expected principal credit losses would result in a decrease in expected cash flows. As a result, an allowance for loan losses for impairment of these pools has been recognized.

(c)	Represents the aggregate unpaid principal balance of loans divided by the estimated current property value. Current property values are estimated, at a minimum quarterly, based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraised loan level collateral values; as such the resulting ratios are necessarily imprecise and should be viewed as estimates. Current estimated combined LTV for junior lien home equity loans considers all available lien positions related to the property.

(d)	Refreshed FICO scores represent each borrower’s most recent credit score obtained by the Firm; current FICO scores are obtained at least quarterly.

(table continued from previous page)

Subprime mortgage		Option ARMs		Total PCI
2010	2009	2010	2009	2010	2009

$5,398	$5,993	$25,584	$29,039	$72,763	$81,245
98	—	1,494	491	4,941	1,581

$4,312	$4,531	$18,672	$23,709	$61,802	$73,341
1,020	1,383	2,215	4,010	6,051	9,536
2,710	3,107	9,904	9,660	18,220	18,453

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

46.38%	49.77%	39.36%	36.57%	28.20%	27.62%

$432	$409	$2,681	$4,081	$11,837	$12,564
2,129	2,084	6,330	6,761	15,255	15,490

424	481	4,292	5,518	14,628	17,440
1,663	1,877	5,005	6,291	12,380	14,522

374	497	4,152	4,925	10,515	14,499
1,477	1,917	3,551	4,213	8,368	10,654

186	179	2,281	2,549	6,449	7,890
1,357	1,577	2,499	3,041	6,641	8,271

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

$1,971	$2,244	$16,130	$19,637	$46,004	$54,287
736	774	1,703	1,848	4,866	5,356
435	476	155	191	1,309	1,514
906	1,049	3,916	5,106	8,936	11,001
438	480	760	896	2,387	2,749
122	135	131	156	382	444
316	350	1,064	1,166	2,406	2,681
214	245	345	448	933	1,113
165	194	528	708	1,591	1,993
178	200	745	877	2,909	3,376
2,561	2,874	5,314	6,346	14,350	16,816

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

As of or for the year ended December 31,	Chase, excluding		Washington Mutual
(in millions, except ratios)	Washington Mutual portfolio(e)		portfolio(e)		Total credit card
	2010	2009	2010	2009 (f)	2010	2009 (f)

Net charge-offs	$11,191	$6,466	$2,846	$3,168	$14,037	$9,634
% of net charge-offs to retained loans	8.73%	9.76%	17.73%	15.26%	9.73%	11.07%

Loan delinquency(a)(b)
Current and less than 30 days past due and still accruing	$117,248	$55,374	$12,670	$17,316	$129,918	$72,690
30 – 89 days past due and still accruing	2,092	1,638	459	974	2,551	2,612
90 or more days past due and still accruing	2,449	2,118	604	1,363	3,053	3,481
Nonaccrual loans	2	3	—	—	2	3

Total retained loans	$121,791	$59,133	$13,733	$19,653	135,524	$78,786

Loan delinquency ratios
% of 30 plus days past due to total retained loans	3.73%	6.35%	7.74%	11.89%	4.14%	7.73%
% of 90 plus days past due to total retained loans	2.01	3.58	4.40	6.94	2.25	4.42

Credit card loans by geographic region
California	$15,454	$7,115	$2,650	$3,873	$18,104	$10,988
New York	9,540	4,527	1,032	1,458	10,572	5,985
Texas	9,217	4,154	1,006	1,421	10,223	5,575
Florida	6,724	3,439	1,165	1,735	7,889	5,174
Illinois	7,077	3,166	542	771	7,619	3,937
Ohio	5,035	2,506	401	562	5,436	3,068
New Jersey	5,070	2,337	494	707	5,564	3,044
Michigan	3,956	1,977	273	397	4,229	2,374
Virginia	3,020	1,386	295	417	3,315	1,803
Pennsylvania	4,521	2,243	424	598	4,945	2,841
Washington	2,053	911	438	596	2,491	1,507
Georgia	2,834	1,477	398	562	3,232	2,039
All other	47,290	23,895	4,615	6,556	51,905	30,451

Total retained loans(c)	$121,791	$59,133	$13,733	$19,653	$135,524	$78,786

Percentage of portfolio based on carrying value with estimated refreshed FICO scores(d)
Equal to or greater than 660	80.6%	72.6%	56.4%	49.2%	77.9%	66.7%
Less than 660	19.4	27.4	43.6	50.8	22.1	33.3

(a)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the WMMT in the second quarter of 2009.

(b)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts. For further information, see Note 16 on pages 244–259 of this Annual Report.

(d)	Refreshed FICO scores are estimated based on a statistically significant random sample of credit card accounts in the credit card portfolio for the period shown. The Firm obtains refreshed FICO scores on a quarterly basis.

(e)	Includes billed finance charges and fees net of an allowance for uncollectible amounts.

(f)	Includes $1.0 billion of loans at December 31, 2009, held by the WMMT, which were consolidated onto the Firm’s Consolidated Balance Sheets at fair value during the second quarter of 2009. Such loans had been fully repaid or charged off as of December 31, 2010. For further discussion, see Note 16 on pages 244–259 of this Annual Report.

Average impaired loans and related interest income

For the year ended
December 31,	Impaired loans (average)
(in millions)	2010	2009	2008

Commercial and industrial	$1,655	$1,767	$337
Real estate	3,101	2,420	389
Financial institutions	304	685	49
Government agencies	5	4	1
Other	884	468	120

Total(a)	$5,949	$5,344	$896

(a)	The related interest income on accruing impaired loans, largely in real estate, was $21 million, $15 million and zero for the years ended December 31, 2010, 2009 and 2008. The interest income recognized on a cash basis was not material for the years 2010, 2009 and 2008.

Loans modified in troubled debt restructuring

	Commercial and				Financial		Government				Total
December 31,	industrial		Real estate		institutions		agencies		Other		retained loans
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Loans modified in troubled debt restructurings(a)	$212	$253	$907	$856	$1	$—	$22	$—	$1	$—	$1,143	$1,109
TDRs on nonaccrual status	163	222	831	269	1	—	22	—	1	—	1,018	491
Additional commitments to lend to borrowers whose loans have been modified in TDRs	1	33	—	6	—	—	—	—	—	—	1	39

(a)	These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

Credit Card [Member]
Loans [Line Items]
Impaired loans

	Chase, excluding
	Washington Mutual		Washington Mutual
	portfolio		portfolio		Total credit card
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Impaired loans with an allowance(a)(b)
Credit card loans with modified payment terms(c)	$6,685	$3,513	$1,570	$1,617	$8,255	$5,130
Modified credit card loans that have reverted to pre-modification payment terms(d)	1,439	812	311	303	1,750	1,115

Total impaired loans(e)	$8,124	$4,325	$1,881	$1,920	$10,005	$6,245

Allowance for loan losses related to impaired loans	3,175	2,038	894	1,079	4,069	3,117

(a)	The carrying value and the unpaid principal balance are the same for credit card impaired loans.

(b)	There are no impaired loans without an allowance.

(c)	Represents credit card loans outstanding to borrowers then enrolled in a credit card modification program.

(d)	Represents credit card loans that were modified in troubled debt restructurings but that have subsequently reverted back to the loans’ pre-modification payment terms. Of the $1.8 billion total loan amount at December 31, 2010, approximately $1.2 billion of loans have reverted back to the pre-modification payment terms of the loans due to noncompliance with the terms of the modified loans. A substantial portion of these loans is expected to be charged-off in accordance with the Firm’s standard charge-off policy. The remaining $590 million of loans are to borrowers who have successfully completed a short-term modification program. The Firm continues to report these loans as troubled debt restructurings since the borrowers’ credit lines remain closed. Prior-period amounts have been revised to conform to the current presentation.

(e)	The increase in troubled debt restructurings from December 31, 2009 to December 31, 2010, is primarily attributable to previously-modified loans held in Firm-sponsored credit card securitization trusts being consolidated as a result of adopting the new accounting guidance related to VIEs.

Average impaired loans and related interest income

For the year ended
December 31,	Impaired loans (average)			Interest income on impaired loans(a)
(in millions)	2010	2009	2008	2010	2009	2008

Chase, excluding Washington Mutual portfolio	$8,747	$3,059	$2,386	$479	$181	$167
Washington Mutual portfolio	1,983	991	—	126	70	—

Total credit card	$10,730	$4,050	$2,386	$605	$251	$167

Consumer Excluding Credit Card [Member]
Loans [Line Items]
Consumer loans by class, excluding credit card loan portfolio segment

December 31, (in millions)	2010	2009

Residential real estate – excluding PCI
Home equity:
Senior lien(a)	$24,376	$27,376
Junior lien(b)	64,009	74,049
Mortgages:
Prime, including option ARMs(c)	74,539	75,428
Subprime(c)	11,287	12,526
Other consumer loans
Auto(c)	48,367	46,031
Business banking	16,812	16,974
Student and other(c)	15,311	14,726
Residential real estate – PCI
Home equity	24,459	26,520
Prime mortgage	17,322	19,693
Subprime mortgage	5,398	5,993
Option ARMs	25,584	29,039

Total retained loans	$327,464	$348,355

(a)	Represents loans where JPMorgan Chase holds the first security interest on the property.

(b)	Represents loans where JPMorgan Chase holds a security interest that is subordinate in rank to other liens.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $4.8 billion of certain consumer loan securitization entities, primarily mortgage-related. For further information, see Note 16 on pages 244–259 of this Annual Report.

Residential real estate, excluding PCI [Member]
Loans [Line Items]
Impaired loans

	Home equity				Mortgages				Total residential real
December 31,	Senior lien		Junior lien		Prime, including option ARMs		Subprime		estate (excluding PCI)
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Impaired loans(a)(b)
With an allowance	$211	$167	$258	$221	$1,525	$552	$2,563	$1,952	$4,557	$2,892
Without an allowance(c)	15	1	25	1	559	90	188	46	787	138

Total impaired loans(d)	$226	$168	$283	$222	$2,084	$642	$2,751	$1,998	$5,344	$3,030

Allowance for loan losses related to impaired loans	77	73	82	100	97	70	555	494	811	737

Unpaid principal balance of impaired loans(e)	265	178	402	273	2,751	783	3,777	2,303	7,195	3,537
Impaired loans on nonaccrual status	38	30	63	43	534	249	632	598	1,267	920

(a)	Represents loans modified in a TDR. These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

(b)	There are no additional commitments to lend to borrowers whose loans have been modified in TDRs as of December 31, 2010 and 2009.

(c)	When discounted cash flows or collateral value equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(d)	At December 31, 2010 and 2009, $3.0 billion and $296 million, respectively, of loans modified subsequent to repurchase from Ginnie Mae were excluded from loans accounted for as TDRs. When such loans perform subsequent to modification they are generally sold back into Ginnie Mae loan pools. Modified loans that do not re-perform become subject to foreclosure. Substantially all amounts due under the terms of these loans continue to be insured and, where applicable, reimbursement of insured amounts is proceeding normally.

(e)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the principal balance; net deferred loan fees or costs; and discounts or premiums on purchased loans.

Average impaired loans and related interest income

							Interest income on impaired
For the year ended December 31,	Impaired loans (average)			Interest income on impaired loans(a)			loans on a cash basis(a)
(in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Home equity
Senior lien	$207	$142	$39	$15	$7	$2	$1	$1	$—
Junior lien	266	187	39	10	9	3	1	1	—
Mortgages
Prime, including option ARMs	1,530	496	41	70	34	2	14	8	—
Subprime	2,539	1,948	690	121	98	47	19	6	2

Total residential real estate (excluding PCI)	$4,542	$2,773	$809	$216	$148	$54	$35	$16	$2

(a)	Generally, interest income on loans modified in a TDR is recognized on a cash basis until such time as the borrower has made a minimum of six payments under the new terms. As of December 31, 2010 and 2009, loans of $580 million and $256 million, respectively, are TDRs for which the borrowers have not yet made six payments under their modified terms.

Other consumer [Member]
Loans [Line Items]
Impaired loans

	Auto		Business banking		Total other consumer(c)
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Impaired loans
With an allowance	$102	$118	$774	$500	$876	$618
Without an allowance(a)	—	—	—	—	—	—

Total impaired loans	$102	$118	$774	$500	$876	618

Allowance for loan losses related to impaired loans	16	30	248	129	264	159

Unpaid principal balance of impaired loans(b)	132	137	899	577	1,031	714

(a)	When discounted cash flows, collateral value or market price equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(b)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the principal balance; net deferred loan fees or costs; and discounts or premiums on purchased loans.

(c)	There were no student and other loans modified in TDRs at December 31, 2010 and 2009.

Average impaired loans and related interest income

For the year ended December 31,	Impaired loans (average)(b)
(in millions)	2010	2009	2008

Auto	$120	$100	$71
Business banking	682	396	200

Total other consumer(a)	$802	$496	$271

(a)	There were no student and other loans modified in TDRs at December 31, 2010, 2009 and 2008.

(b)	The related interest income on impaired loans, including those on cash basis, were not material for the years 2010, 2009 and 2008.

Loans modified in troubled debt restructuring

	Auto		Business banking		Total other consumer(c)
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Loans modified in troubled debt restructurings(a)(b)	$91	$79	$395	$17	$486	$96
TDRs on nonaccrual status	39	30	268	16	307	46

(a)	These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

(b)	Additional commitments to lend to borrowers whose loans have been modified in TDRs as of December 31, 2010 and 2009 are immaterial.

(c)	There were no student and other loans modified in TDRs at December 31, 2010 and 2009.

Purchased Credit Impaired [Member]
Loans [Line Items]
Accretable yield activity

Year ended December 31,	Total PCI
(in millions, except ratios)	2010	2009	2008

Balance, January 1	$25,544	$32,619	$—
Washington Mutual acquisition	—	—	39,454
Accretion into interest income	(3,232)	(4,363)	(1,292)
Changes in interest rates on variable rate loans	(819)	(4,849)	(5,543)
Other changes in expected cash flows(a)	(2,396)	2,137	—

Balance, December 31	$19,097	$25,544	$32,619
Accretable yield percentage	4.35%	5.14%	5.81%

(a)	Other changes in expected cash flows may vary from period to period as the Firm continues to refine its cash flow model and periodically updates model assumptions. For the years ended December 31, 2010 and 2009, other changes in expected cash flows were principally driven by changes in prepayment assumptions, as well as reclassification to the nonaccretable difference. Such changes are expected to have an insignificant impact on the accretable yield percentage.

Allowance For Credit Losses (Tables)	12 Months Ended
Dec. 31, 2010
Allowance For Credit Losses (Tables) [Abstract]
Allowance for Loan Losses

	2010
		Consumer,
Year ended December 31,		excluding
(in millions)	Wholesale	credit card	Credit Card	Total

Allowance for loan losses
Beginning balance at January 1,	$7,145	$14,785	$9,672	$31,602
Cumulative effect of change in accounting principles(a)	14	127	7,353	7,494
Gross charge-offs(a)	1,989	8,383	15,410	25,782
Gross (recoveries)(a)	(262)	(474)	(1,373)	(2,109)

Net charge-offs(a)	1,727	7,909	14,037	23,673

Provision for loan losses:
Excluding accounting conformity(a)	(673)	9,458	8,037	16,822
Accounting conformity(b)	—	—	—	—

Total provision for loan losses	(673)	9,458	8,037	16,822

Acquired allowance resulting from Washington Mutual transaction	—	—	—	—
Other(c)	2	10	9	21

Ending balance at December 31	$4,761	$16,471	$11,034	$32,266

Allowance for loan losses by impairment methodology
Asset-specific(d)(e)(f)	$1,574	$1,075	$4,069	$6,718
Formula-based(a)(f)	3,187	10,455	6,965	20,607
PCI	—	4,941	—	4,941

Total allowance for loan losses	$4,761	$16,471	$11,034	$32,266

Loans by impairment methodology
Asset-specific(c)	$5,486	$6,220	$10,005	$21,711
Formula-based	216,980	248,481	125,519	590,980
PCI	44	72,763	—	72,807

Total retained loans	$222,510	$327,464	$135,524	$685,498

2009				2008
	Consumer,				Consumer,
	excluding				excluding
Wholesale	credit card	Credit Card	Total	Wholesale	credit card	Credit Card	Total

$6,545	$8,927	$7,692	$23,164	$3,154	$2,673	$3,407	$9,234
—	—	—	—	—	—	—	—
3,226	10,421	10,371	24,018	521	5,086	5,157	10,764
(94)	(222)	(737)	(1,053)	(119)	(209)	(601)	(929)

3,132	10,199	9,634	22,965	402	4,877	4,556	9,835

3,684	16,032	12,019	31,735	2,895	10,309	6,456	19,660
—	—	—	—	641	350	586	1,577

3,684	16,032	12,019	31,735	3,536	10,659	7,042	21,237

—	—	—	—	229	897	1,409	2,535
48	25	(405)	(332)	28	(425)	390	(7)

$7,145	14,785	$9,672	$31,602	$6,545	$8,927	$7,692	23,164

$2,046	$896	$3,117	6,059	$712	$332	$1,450	$2,494
5,099	12,308	6,555	23,962	5,833	8,595	6,242	20,670
—	1,581	—	1,581	—	—	—	—

$7,145	$14,785	$9,672	$31,602	$6,545	$8,927	$7,692	$23,164

$6,960	3,648	$6,245	$16,853	$2,088	$2,086	$3,048	$7,222
192,982	263,462	72,541	528,985	245,777	285,181	101,647	632,605
135	81,245	—	81,380	224	88,813	51	89,088

$200,077	$348,355	$78,786	$627,218	$248,089	$376,080	$104,746	$728,915

Allowance for lending related commitments

	2010
		Consumer,
Year ended December 31,		excluding
(in millions)	Wholesale	credit card	Credit Card	Total

Allowance for lending-related commitments
Beginning balance at January 1,	$927	$12	$—	$939
Cumulative effect of change in accounting principles(a)	(18)	—	—	(18)
Provision for lending-related commitments:
Excluding accounting conformity(a)	(177)	(6)	—	(183)
Accounting conformity(b)	—	—	—	—

Total provision for lending-related commitments	(177)	(6)	—	(183)

Acquired allowance resulting from Washington Mutual transaction	—	—	—	—
Other(c)	(21)	—	—	(21)

Ending balance at December 31	$711	$6	$—	$717

Allowance for lending-related commitments by impairment methodology
Asset-specific	$180	$—	$—	$180
Formula-based	531	6	—	537

Total allowance for lending-related commitments	$711	$6	$—	$717

Lending-related commitments by impairment methodology
Asset-specific	$1,005	$—	$—	$1,005
Formula-based	345,074	61,534	547,227	953,835

Total lending-related commitments	$346,079	$61,534	$547,227	$954,840

Impaired collateral-dependent loans
Net charge-offs	$269	$304	$—	$573
Loans measured at fair value of collateral less cost to sell	806	890	—	1,696

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result, $7.4 billion, $14 million and $127 million, respectively, of allowance for loan losses were recorded on-balance sheet associated with the consolidation of these entities. For further discussion, see Note 16 on pages 244–259 of this Annual Report.

(b)	Represents adjustments to the provision for credit losses recognized in Corporate/Private Equity related to the Washington Mutual transaction in 2008.

(c)	The 2009 amount predominantly represents a reclassification related to the issuance and retention of securities from the Chase Issuance Trust. For further information, see Note 16 on pages 244–259 of this Annual Report. The 2008 amount predominantly represents a transfer of allowance between Corporate/Private Equity and Credit card.

(d)	Relates to risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring.

(e)	At December 31, 2010, 2009 and 2008 the asset-specific consumer excluding card allowance for loan losses included troubled debt restructuring reserves of $985 million, $754 million and $258 million respectively. The asset-specific credit card allowance for loan losses is related to loans modified in troubled debt restructurings.

(f)	At December 31, 2010, the Firm’s allowance for loan losses on all impaired credit card loans was reclassified to the asset-specific allowance. This reclassification had no incremental impact on the Firm’s allowance for loan losses. Prior periods have been revised to reflect the current presentation.

(table continued from previous page)

2009				2008
	Consumer,				Consumer,
	excluding				excluding
Wholesale	credit card	Credit card	Total	Wholesale	credit card	Credit card	Total

$634	$25	$—	$659	$835	$15	$—	$850
—	—	—	—	—	—	—	—

290	(10)	—	280	(214)	(1)	—	(215)
—	—	—	—	5	(48)	—	(43)

290	(10)	—	280	(209)	(49)	—	(258)

—	—	—	—	—	66	—	66
3	(3)	—	—	8	(7)	—	1

$927	$12	$—	$939	$634	$25	$—	$659

$297	$—	$—	$297	$29	$—	$—	$29
630	12	—	642	605	25	—	630

$927	$12	$—	$939	$634	$25	$—	$659

$1,577	$—	$—	$1,577	$233	$—	$—	$233
345,578	74,827	569,113	989,518	379,638	117,805	623,702	1,121,145

$347,155	$74,827	$569,113	$991,095	$379,871	$117,805	$623,702	$1,121,378

$500	$166	$—	$666	$124	$22	$—	$146
1,127	210	—	1,337	1,032	33	—	1,065

Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2010
Variable Interest Entities (Tables) [Abstract]
Incremental impact at adoption

(in millions, except ratios)	U.S. GAAP assets	U.S. GAAP liabilities	Stockholders' equity	Tier 1 capital

As of December 31, 2009	$2,031,989	$1,866,624	$165,365	11.10%
Impact of new accounting guidance for consolidation of VIEs
Credit card(a)	60,901	65,353	(4,452)	(0.30)%
Multi-seller conduits(b)	17,724	17,744	(20)	—
Mortgage & other(c)(d)	9,059	9,107	(48)	(0.04)%

Total impact of new guidance	87,684	92,204	(4,520)	(0.34)	%(e)

Beginning balance as of January 1, 2010	$2,119,673	$1,958,828	$160,845	10.76%

(a)	The assets and liabilities of the Firm-sponsored credit card securitization trusts that were consolidated were initially measured at their carrying values, primarily amortized cost, as this method is consistent with the approach that Card Services & Auto utilizes to manage its other assets. These assets were primarily recorded in loans on the Firm’s Consolidated Balance Sheet. In addition, Card Services & Auto established an allowance for loan losses of $7.4 billion (pretax), which was reported as a transition adjustment in stockholders’ equity. The impact to stockholders’ equity also includes a decrease to AOCI of $116 million, as a result of the reversal of the fair value adjustments taken on retained AFS securities that were eliminated in consolidation.

(b)	The assets and liabilities of the Firm-administered multi-seller conduits which were consolidated were initially measured at their carrying values, primarily amortized cost, as this method is consistent with the business’s intent to hold the assets for the longer-term. The assets are recorded primarily in loans and in other assets on the Firm’s Consolidated Balance Sheets.

(c)	RFS and Card consolidated certain mortgage and other consumer securitizations, which resulted in a net increase in both assets and liabilities of $4.7 billion ( $3.5 billion related to residential mortgage securitizations and $1.2 billion related to other consumer securitizations). These assets were initially measured at their unpaid principal balance and recorded primarily in loans on the Firm’s Consolidated Balance Sheets. This method was elected as a practical expedient.

(d)	IB consolidated certain mortgage and other consumer securitizations, which resulted in a net increase in both assets and liabilities of $4.3 billion ( $3.7 billion related to residential mortgage securitizations and $0.6 billion related to other consumer securitizations). These assets were initially measured at their fair value, as this method is consistent with the approach that IB utilizes to manage similar assets. These assets were recorded primarily in trading assets on the Firm’s Consolidated Balance Sheets.

(e)	The U.S. GAAP consolidation of the credit card securitization trusts did not have a significant impact on risk-weighted assets on the adoption date because the Chase Issuance Trust (the Firm’s primary credit card securitization trust) had been consolidated for regulatory capital purposes beginning in the second quarter of 2009, which added approximately $40.0 billion of risk-weighted assets for regulatory capital purposes. In addition, the Firm elected a two-quarter regulatory implementation deferral of the effect of this accounting guidance on risk-weighted assets and risk-based capital requirements, as permitted for its Firm-administered multi-seller conduits and certain mortgage-related and other securitization entities. The deferral period ended July 1, 2010, and the Firm consolidated, for regulatory capital purposes, the deferred amounts, which had a negligible impact on risk-weighted assets and risk-based capital ratios.

Assets and liabilities of the Firm-sponsored credit card securitization trusts

			Total assets held by Firm-sponsored	Beneficial interests issued to
(in billions)	Loans	Other assets	credit card securitization trusts	third parties

December 31, 2010	$67.2	$1.3	$68.5	$44.3

Firm-sponsored mortgage and other consumer securitization trusts

				JPMorgan Chase interest in securitized assets
	Principal amount outstanding			in nonconsolidated VIEs(d)(e)(f)(g)(h)
			Assets held in
			nonconsolidated				Total interests
	Total assets	Assets held in	securitization VIEs				held by
December 31, 2010(a)	held by	consolidated	with continuing	Trading	AFS	Other	JPMorgan
(in billions)	securitization VIEs	securitization VIEs	involvement	assets	securities	assets	Chase

Securitization-related
Residential mortgage:
Prime(b)	$153.1	$2.2	$143.8	$0.7	$—	$—	$0.7
Subprime	44.0	1.6	40.7	—	—	—	—
Option ARMs	36.1	0.3	35.8	—	—	—	—
Commercial and other(c)	153.4	—	106.2	2.0	0.9	—	2.9
Student	4.5	4.5	—	—	—	—	—
Auto	—	—	—	—	—	—	—

Total	$391.1	$8.6	$326.5	$2.7	$0.9	$—	$3.6

				JPMorgan Chase interest in securitized assets
	Principal amount outstanding			in nonconsolidated VIEs(d)(e)(f)(g)(h)
			Assets held in
			nonconsolidated				Total interests
	Total assets	Assets held in	securitization VIEs				held by
December 31, 2009(a)	held by	consolidated	with continuing	Trading	AFS	Other	JPMorgan
(in billions)	securitization VIEs	securitization VIEs	involvement	assets	securities	assets	Chase

Securitization-related
Residential mortgage:
Prime(b)	$183.3	$—	$171.5	$0.9	$0.2	$—	$1.1
Subprime	50.0	—	47.3	—	—	—	—
Option ARMs	42.0	—	42.0	—	0.1	—	0.1
Commercial and other(c)	155.3	—	24.8	1.6	0.8	—	2.4
Student	4.8	3.8	1.0	—	—	0.1	0.1
Auto	0.2	—	0.2	—	—	—	—

Total	$435.6	$3.8	$286.8	$2.5	$1.1	$0.1	$3.7

(a)	Excludes loan sales to U.S. government agencies. See page 257 of this Note for information on the Firm’s loan sales to U.S. government agencies.

(b)	Includes Alt-A loans.

(c)	Consists of securities backed by commercial loans (predominantly real estate) and non-mortgage-related consumer receivables purchased from third parties. The Firm generally does not retain a residual interest in its sponsored commercial mortgage securitization transactions. Includes co-sponsored commercial securitizations and, therefore, includes non–JPMorgan Chase–originated commercial mortgage loans.

(d)	Excludes retained servicing (for a discussion of MSRs, see Note 17 on pages 260–263 of this Annual Report) and securities retained from loan sales to U.S. government agencies.

(e)	Excludes senior and subordinated securities of $182 million and $18 million, respectively, at December 31, 2010, and $729 million and $146 million, respectively, at December 31, 2009, which the Firm purchased in connection with IB’s secondary market-making activities.

(f)	Includes investments acquired in the secondary market that are predominantly for held-for-investment purposes, of $315 million and $139 million as of December 31, 2010 and 2009, respectively. This comprises $238 million and $91 million of AFS securities, related to commercial and other; and $77 million and $48 million of investments classified as trading assets-debt and equity instruments, including $39 million and $47 million of residential mortgages, and $38 million and $1 million of commercial and other, all respectively, at December 31, 2010 and 2009.

(g)	Excludes interest rate and foreign exchange derivatives primarily used to manage the interest rate and foreign exchange risks of the securitization entities. See Note 6 on pages 191–199 of this Annual Report for further information on derivatives.

(h)	Includes interests held in re-securitization transactions.

Consolidated Firm-administered multi-seller conduits

			Total assets held by Firm-	Commercial paper
December 31, 2010 (in billions)	Loans	Other assets	administered multi-seller conduits	issued to third parties

Consolidated(a)	$21.1	$0.6	$21.7	$21.6

(a)	The Firm provided certain deal-specific liquidity facilities (primarily asset purchase agreements); program-wide liquidity facilities; and program-wide credit enhancements that were eliminated in consolidation.

Consolidated and Nonconsolidated Firm-administered multi-seller conduits

	Total	Commercial
December 31, 2009 (in billions)	assets funded	paper issued

Consolidated	$5.1	$5.1
Non-consolidated(a)	17.8	17.8

(a)	The Firm provided certain deal-specific liquidity facilities (primarily asset purchase agreements) of $24.2 billion. Additionally, the Firm provided program-wide liquidity facilities of $13.0 billion and program-wide credit enhancements of $2.0 billion.

Firm's exposure to nonconsolidated municipal bond VIEs

	Fair value of assets			Maximum
December 31, (in billions)	held by VIEs	Liquidity facilities(b)	Excess/(deficit)(c)	exposure

Nonconsolidated municipal bond vehicles(a)
2010	$13.7	$8.8	$4.9	$8.8
2009	13.2	8.4	4.8	8.4

Ratings profile of the VIEs' assets

	Ratings profile of VIE assets (d)
						Fair	Wt. avg.
December 31,	Investment-grade				Noninvestment-grade	value of	expected life
(in billions, except where	AAA	AA+	A+	BBB	BB+	assets held	of assets
otherwise noted)	to AAA-	to AA-	to A-	to BBB-	and below	by VIEs	(years)

Nonconsolidated municipal bond vehicles(a)
2010	$1.9	$11.2	$0.6	$—	$—	$13.7	15.5
2009	1.6	11.4	0.2	—	—	13.2	10.1

(a)	Excluded $4.6 billion and $2.8 billion, as of December 31, 2010 and 2009, respectively, which were consolidated due to the Firm owning the residual interests.

(b)	The Firm may serve as credit enhancement provider to municipal bond vehicles in which it serves as liquidity provider. The Firm provided insurance on underlying municipal bonds, in the form of letters of credit, of $10 million at both December 31, 2010 and 2009.

(c)	Represents the excess/(deficit) of the fair values of municipal bond assets available to repay the liquidity facilities, if drawn.

(d)	The ratings scale is based on the Firm’s internal risk ratings and is presented on an S&P-equivalent basis.

Exposure to nonconsolidated credit-linked note VIEs

				Par value of
	Net derivative	Trading	Total	collateral
December 31, 2010 (in billions)	receivables	assets(b)	exposure(c)	held by VIEs(d)

Credit-related notes(a)
Static structure	$1.0	$—	$1.0	$9.5
Managed structure	2.8	—	2.8	10.7

Total	$3.8	$—	$3.8	$20.2

				Par value of
	Net derivative	Trading	Total	collateral
December 31, 2009 (in billions)	receivables	assets(b)	exposure(c)	held by VIEs(d)

Credit-related notes(a)
Static structure	$1.9	$0.7	$2.6	$10.8
Managed structure	5.0	0.6	5.6	15.2

Total	$6.9	$1.3	$8.2	$26.0

(a)	Excluded collateral with a fair value of $142 million and $855 million at December 31, 2010 and 2009, respectively, which was consolidated, as the Firm, in its role as secondary market-maker, held a majority of the issued credit-related notes of certain vehicles.

(b)	Trading assets principally comprise notes issued by VIEs, which from time to time are held as part of the termination of a deal or to support limited market-making.

(c)	On–balance sheet exposure that includes net derivative receivables and trading assets – debt and equity instruments.

(d)	The Firm’s maximum exposure arises through the derivatives executed with the VIEs; the exposure varies over time with changes in the fair value of the derivatives. The Firm relies on the collateral held by the VIEs to pay any amounts due under the derivatives; the vehicles are structured at inception so that the par value of the collateral is expected to be sufficient to pay amounts due under the derivative contracts.

Exposure to nonconsolidated asset swap VIEs

	Net derivative	Trading	Total	Par value of collateral
December 31, (in billions)	receivables	assets(b)	exposure(c)	held by VIEs(d)

2010(a)	$0.3	$—	$0.3	$7.6
2009(a)	0.1	—	0.1	10.2

(a)	Excluded the fair value of collateral of zero and $623 million at December 31, 2010 and 2009, respectively, which was consolidated as the Firm, in its role as secondary market-maker, held a majority of the issued notes of certain vehicles.

(b)	Trading assets principally comprise notes issued by VIEs, which from time to time are held as part of the termination of a deal or to support limited market-making.

(c)	On–balance sheet exposure that includes net derivative receivables and trading assets – debt and equity instruments.

(d)	The Firm’s maximum exposure arises through the derivatives executed with the VIEs; the exposure varies over time with changes in the fair value of the derivatives. The Firm relies upon the collateral held by the VIEs to pay any amounts due under the derivatives; the vehicles are structured at inception so that the par value of the collateral is expected to be sufficient to pay amounts due under the derivative contracts.

Information on assets and liabilities related to VIEs that are consolidated by the Firm

	Assets				Liabilities
	Trading assets –				Beneficial
December 31, 2010	debt and equity			Total	interests in
(in billions)	instruments	Loans	Other(a)	assets(b)	VIE assets(c)	Other(d)	Total liabilities

VIE program type
Firm-sponsored credit card trusts	$—	$67.2	$1.3	$68.5	$44.3	$—	$44.3
Firm-administered multi-seller conduits	—	21.1	0.6	21.7	21.6	0.1	21.7
Mortgage securitization entities	1.8	2.9	—	4.7	2.4	1.6	4.0
Other	8.0	4.4	1.6	14.0	9.3	0.3	9.6

Total	$9.8	$95.6	$3.5	$108.9	$77.6	$2.0	$79.6

	Assets				Liabilities
	Trading assets –				Beneficial
December 31, 2009	debt and equity			Total	interests in
(in billions)	instruments	Loans	Other(a)	assets(b)	VIE assets(c)	Other(d)	Total liabilities

VIE program type
Firm-sponsored credit card trusts(e)	$—	$6.1	$0.8	$6.9	$3.9	$—	$3.9
Firm-administered multi-seller conduits	—	2.2	2.9	5.1	4.8	—	4.8
Mortgage securitization entities	—	—	—	—	—	—	—
Other	6.4	4.7	1.3	12.4	6.5	2.2	8.7

Total	$6.4	$13.0	$5.0	$24.4	$15.2	$2.2	$17.4

(a)	Included assets classified as cash, resale agreements, derivative receivables, available-for-sale, and other assets within the Consolidated Balance Sheets.

(b)	The assets of the consolidated VIEs included in the program types above are used to settle the liabilities of those entities. The difference between total assets and total liabilities recognized for consolidated VIEs represents the Firm’s interest in the consolidated VIEs for each program type.

(c)	The interest-bearing beneficial interest liabilities issued by consolidated VIEs are classified in the line item on the Consolidated Balance Sheets titled, “Beneficial interests issued by consolidated variable interest entities.” The holders of these beneficial interests do not have recourse to the general credit of JPMorgan Chase. Included in beneficial interests in VIE assets are long-term beneficial interests of $52.6 billion and $10.4 billion at December 31, 2010 and 2009, respectively. The maturities of the long-term beneficial interests as of December 31, 2010, were as follows: $13.9 billion under one year, $29.0 billion between one and five years, and $9.7 billion over five years.

(d)	Included liabilities predominately classified as other liabilities as of December 31, 2010, and predominately classified as other liabilities and other borrowed funds as of December 31, 2009.

(e)	Includes the receivables and related liabilities of the WMMT. For further discussion, see page 246 of this Note.

Securitization activities

Year ended December 31, 2010	Residential mortgage			Commercial
(in millions, except rates)	Prime(f)(h)	Subprime	Option ARMs	and other

Principal securitized	$35	$—	$—	$2,237
Pretax gains	—	—	—	— (g)

All cash flows during the period(a)
Proceeds from new securitizations(b)	$36	$—	$—	$2,369
Servicing fees collected	311	209	448	4
Other cash flows received	—	—	—	—
Proceeds from collections reinvested in revolving securitizations	—	—	—	—
Purchases of previously transferred financial assets (or the underlying collateral)(c)	211	109	1	—
Cash flows received on the interests that continue to be held by the Firm(d)	288	26	5	143

Key assumptions used to measure retained interests originated during the year (rates per annum)
Prepayment rate(e)	—			100%
				CPR

Weighted-average life (in years)	—			7.1
Expected credit losses	—			—%
Discount rate	—			7.7%

Year ended December 31, 2009		Residential mortgage			Commercial
(in millions, except rates)	Credit card	Prime(f)	Subprime	Option ARMs	and other	Student	Auto

Principal securitized	$26,538	$—	$—	$—	$500	$—	$—
Pretax gains	22	—	—	—	— (g)	—	—

All cash flows during the period(a)
Proceeds from new securitizations(b)	$26,538	$—	$—	$—	$542	$—	$—
Servicing fees collected	1,251	432	185	494	11	3	4
Other cash flows received	5,000	7	4	—	—	—	—
Proceeds from collections reinvested in revolving securitizations	161,428	—	—	—	—	—	—
Purchases of previously transferred financial assets (or the underlying collateral)(c)	—	136	—	29	—	—	249
Cash flows received on the interests that continue to be held by the Firm(d)	261	475	25	38	109	7	4

Key assumptions used to measure retained interests originated during the year (rates per annum)
Prepayment rate(e)	16.7%				100%
	PPR				CPY

Weighted-average life (in years)	0.5				9.0
Expected credit losses	8.9%				—%
Discount rate	16.0%				10.7%

Year ended December 31, 2008		Residential mortgage			Commercial
(in millions, except rates)	Credit card	Prime(f)	Subprime	Option ARMs	and other	Student	Auto

Principal securitized	$21,390	$—	$—	$—	$1,023	$—	$—
Pretax gains	151	—	—	—	— (g)	—	—

All cash flows during the period(a)
Proceeds from new securitizations(b)	$21,389	$—	$—	$—	$989	$—	$—
Servicing fees collected	1,162	279	146	129	11	4	15
Other cash flows received	4,985	23	16	—	—	—	—
Proceeds from collections reinvested in revolving securitizations	152,399	—	—	—	—	—	—
Purchases of previously transferred financial assets (or the underlying collateral)(c)	—	217	13	6	—	—	359
Cash flows received on the interests that continue to be held by the Firm(d)	117	267	23	53	455	—	43

Key assumptions used to measure retained interests originated during the year (rates per annum)
Prepayment rate(e)	19.1%				1.5%
	PPR				CPR

Weighted-average life (in years)	0.4				2.1
Expected credit losses	4.6%				1.5%
Discount rate	12.5%				25.0%

(a)	Excludes loan sales for which the Firm did not securitize (including loans sold to U.S. government agencies).

(b)	Includes $36 million of proceeds from prime mortgage securitizations received as securities in 2010, $2.4 billion, $542 million, and $989 million from new securitizations of commercial and other in 2010, 2009 and 2008, respectively, and $12.8 billion and $5.5 billion from credit card in 2009 and 2008, respectively. These securities were primarily classified as level 2 of the fair value measurement hierarchy.

(c)	Includes cash paid by the Firm to reacquire assets from the off–balance sheet, nonconsolidated entities – for example, servicer clean-up calls.

(d)	Includes cash flows received on retained interests – including, for example, principal repayments and interest payments.

(e)	PPR: principal payment rate; CPR: constant prepayment rate; CPY: constant prepayment yield.

(f)	Includes Alt-A loans and re-securitization transactions.

(g)	The Firm elected the fair value option for loans pending securitization. The carrying value of these loans accounted for at fair value approximated the proceeds received from securitization.

(h)	There were no retained interests held in the residential mortgage securitization completed in 2010.

Summary of loan sale activities

Year ended December 31,
(in millions)	2010	2009	2008

Carrying value of loans sold(a)(b)	$156,615	$154,571	$132,111
Proceeds received from loan sales as cash	3,887	1,702	7,112
Proceeds received from loan sales as securities(c)	149,786	149,343	121,947

Total proceeds received from loan sales	$153,673	$151,045	$129,059
Gains on loan sales	212	89	30

(a)	Predominantly to U.S. government agencies.

(b)	MSRs were excluded from the above table. See Note 17 on pages 260–263 of this Annual Report for further information on originated MSRs.

(c)	Predominantly includes securities from U.S. government agencies that are generally sold shortly after receipt.

Interest in securitized assets held at fair value

	Ratings profile of interests held(b)(c)(d)
	2010			2009
	Investment-	Noninvestment-	Retained	Investment-	Noninvestment-	Retained
December 31, (in billions)	grade	grade	interests	grade	grade	interests(e)

Asset types
Residential mortgage:
Prime(a)	$0.2	$0.5	$0.7	$0.7	$0.4	$1.1
Subprime	—	—	—	—	—	—
Option ARMs	—	—	—	0.1	—	0.1
Commercial and other	2.6	0.3	2.9	2.2	0.2	2.4

Total	$2.8	$0.8	$3.6	$3.0	$0.6	$3.6

(a)	Includes retained interests in Alt-A loans and re-securitization transactions.

(b)	The ratings scale is presented on an S&P-equivalent basis.

(c)	Includes $315 million and $139 million of investments acquired in the secondary market, but predominantly held for investment purposes, as of December 31, 2010 and 2009, respectively. Of this amount, $276 million and $108 million is classified as investment-grade as of December 31, 2010 and 2009, respectively.

(d)	Excludes senior and subordinated securities of $200 million and $875 million at December 31, 2010 and 2009, respectively, which the Firm purchased in connection with IB’s secondary market-making activities.

(e)	Excludes $49 million of retained interests in student loans at December 31, 2009.

Key economic assumptions used to determine the fair value of certain Firm's retained interests in nonconsolidated VIEs, other than MSRs

December 31, 2010	Residential mortgage			Commercial
(in millions, except rates and where otherwise noted)	Prime(b)	Subprime	Option ARMs	and other(g)

JPMorgan Chase interests in securitized assets(a)(c)	$708	$14	$29	$2,906

Weighted-average life (in years)	5.5	6.6	7.7	3.3

Weighted-average constant prepayment rate(d)	7.9%	5.7%	8.4%	—%
	CPR	CPR	CPR	CPR
Impact of 10% adverse change	$(15)	$—	$—	$—
Impact of 20% adverse change	(27)	(1)	(1)	—

Weighted-average loss assumption	5.2%	16.2%	30.0%	2.1%

Impact of 10% adverse change	$(12)	$(1)	$—	$(76)
Impact of 20% adverse change	(21)	(2)	(1)	(151)

Weighted-average discount rate	11.6%	10.7%	6.3%	16.4%
Impact of 10% adverse change	$(26)	$—	$(1)	$(69)
Impact of 20% adverse change	(47)	(1)	(2)	(134)

December 31, 2009
(in millions, except rates and where		Residential mortgage			Commercial
otherwise noted)	Credit card(e)	Prime(b)	Subprime	Option ARMs	and other(g)	Student		Auto

JPMorgan Chase interests in securitized assets(c)	$4,016	$1,143	$27	$113	$2,361	$51		$9

Weighted-average life (in years)	0.6	8.3	4.3	5.1	3.5	8.1		0.6

Weighted-average constant prepayment rate(d)	14.3%	4.9%	21.8%	15.7%	—%	5.0%		1.4%
	PPR	CPR	CPR	CPR	CPR	CPR		ABS
Impact of 10% adverse change	$(1)	$(15)	$(2)	$—	$—	$(1)		$—
Impact of 20% adverse change	(2)	(31)	(3)	(1)	—	(2)		(1)

Weighted-average loss assumption	6.8%	3.2%	2.7%	0.7%	1.4%	—	%(f)	0.8%

Impact of 10% adverse change	$(1)	$(15)	$(4)	$—	$(41)	$—		$—
Impact of 20% adverse change	(3)	(29)	(7)	—	(100)	—		—

Weighted-average discount rate	12.0%	11.4%	23.2%	5.4%	12.5%	9.0%		2.8%
Impact of 10% adverse change	$(10)	$(41)	$(2)	$(1)	$(72)	$(2)		$—
Impact of 20% adverse change	(20)	(82)	(4)	(3)	(139)	(4)		—

(a)	Effective January 1, 2010, all of the Firm-sponsored credit card, student loan and auto securitization trusts were consolidated as a result of the accounting guidance related to VIEs and, accordingly, are not included in the table above for the year ended December 31, 2010.

(b)	Includes retained interests in Alt-A and re-securitization transactions.

(c)	Includes certain investments acquired in the secondary market but predominantly held for investment purposes.

(d)	PPR: principal payment rate; ABS: absolute prepayment speed; CPR: constant prepayment rate.

(e)	Excludes the Firm’s retained senior and subordinated AFS securities in its credit card securitization trusts, which are discussed on pages 245–246 of this Note.

(f)	Expected losses for student loans securitizations are minimal and are incorporated into other assumptions.

(g)	The anticipated credit losses, including expected static pool losses, are immaterial for the Firm’s retained interests on commercial and other securitizations that had occurred during 2010, 2009 and 2008.

Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets

			90 days past due
As of or for the year ended	Credit exposure		and still accruing		Nonaccrual loans		Net loan charge-offs(d)
December 31, (in millions)	2010	2009	2010	2009	2010	2009	2010	2009

Securitized loans(a)
Residential mortgage:
Prime mortgage(b)	$143,764	$171,547	$—	$—	$33,093	$33,838	$6,257	$9,333
Subprime mortgage	40,721	47,261	—	—	15,456	19,505	3,598	7,123
Option ARMs	35,786	41,983	—	—	10,788	10,973	2,305	2,287
Commercial and other	106,245	24,799	—	—	5,791	1,244	618	15
Credit card	NA	84,626	NA	2,385	NA	—	NA	6,443
Student	NA	1,008	NA	64	NA	—	NA	1
Automobile	NA	218	NA	—	NA	1	NA	4

Total loans securitized(c)	$326,516	$371,442	$—	$2,449	$65,128	$65,561	$12,778	$25,206

(a)	Total assets held in securitization-related SPEs, including credit card securitization trusts, were $391.1 billion and $545.2 billion at December 31, 2010 and 2009, respectively. The $326.5 billion and $371.4 billion of loans securitized at December 31, 2010 and 2009, respectively, excludes: $56.0 billion and $145.0 billion of securitized loans in which the Firm has no continuing involvement, zero and $16.7 billion of seller’s interests in credit card master trusts, zero and $8.3 billion of cash amounts on deposit and escrow accounts, and $8.6 billion and $3.8 billion of loan securitizations consolidated on the Firm’s Consolidated Balance Sheets at December 31, 2010 and 2009, respectively.

(b)	Includes Alt-A loans.

(c)	Includes securitized loans that were previously recorded at fair value and classified as trading assets.

(d)	Net charge-offs represent losses realized upon liquidation of the assets held by off–balance sheet securitization entities.

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets (Tables) [Abstract]
Goodwill and other intangible assets

December 31, (in millions)	2010	2009	2008

Goodwill	$48,854	$48,357	$48,027
Mortgage servicing rights	13,649	15,531	9,403

Other intangible assets
Purchased credit card relationships	$897	$1,246	$1,649
Other credit card–related intangibles	593	691	743
Core deposit intangibles	879	1,207	1,597
Other intangibles	1,670	1,477	1,592

Total other intangible assets	$4,039	$4,621	$5,581

Goodwill attributed to the business segments

December 31, (in millions)	2010	2009	2008

Investment Bank	$5,278	$4,959	$4,765
Retail Financial Services	16,496	16,514	16,210
Card Services & Auto	14,522	14,451	14,607
Commercial Banking	2,866	2,868	2,870
Treasury & Securities Services	1,680	1,667	1,633
Asset Management	7,635	7,521	7,565
Corporate/Private Equity	377	377	377

Total goodwill	$48,854	$48,357	$48,027

Changes in the carrying amount of goodwill

Year ended December 31, (in millions)	2010	2009	2008

Beginning balance at January 1,(a):	$48,357	$48,027	$45,270
Changes from:
Business combinations	556	271	2,481
Dispositions	(19)	—	(38)
Other(b)	(40)	59	314

Balance at December 31,(a)	$48,854	$48,357	$48,027

(a)	Reflects gross goodwill balances as the Firm has not recognized any impairment losses to date.

(b)	Includes foreign currency translation adjustments and other tax-related adjustments.

Mortgage servicing rights activity

Year ended December 31,
(in millions, except where otherwise noted)	2010	2009	2008

Fair value at beginning of period	$15,531	$9,403	$8,632
MSR activity
Originations of MSRs	3,153	3,615	3,061
Purchase of MSRs	26	2	6,755 (f)
Disposition of MSRs	(407)	(10)	–

Total net additions	2,772	3,607	9,816
Change in valuation due to inputs and assumptions(a)	(2,268)	5,807	(6,933)
Other changes in fair value(b)	(2,386)	(3,286)	(2,112)

Total change in fair value of MSRs(c)	(4,654)	2,521	(9,045)

Fair value at December 31(d)	$13,649	$15,531	$9,403

Change in unrealized gains/ (losses) included in income related to MSRs held at December 31	$(2,268)	$5,807	$(6,933)

Contractual service fees, late fees and other ancillary fees included in income	$4,484	$4,818	$3,353

Third-party mortgage loans serviced at December 31 (in billions)	$976	$1,091	$1,185

Servicer advances, net at December 31 (in billions)(e)	$9.9	$7.7	$5.2

(a)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model. “Total realized/unrealized gains/(losses)” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(b)	Includes changes in MSR value due to modeled servicing portfolio runoff (or time decay). “Purchases, issuances, settlements, net” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(c)	Includes changes related to commercial real estate of $(1) million, $(4) million and $(4) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(d)	Includes $40 million, $41 million and $55 million related to commercial real estate at December 31, 2010, 2009 and 2008, respectively.

(e)	Represents amounts the Firm pays as the servicer (e.g., scheduled principal and interest to a trust, taxes and insurance), which will generally be reimbursed within a short period of time after the advance from future cash flows from the trust or the underlying loans. The Firm’s credit risk associated with these advances is minimal because reimbursement of the advances is senior to all cash payments to investors. In addition, the Firm maintains the right to stop payment if the collateral is insufficient to cover the advance.

(f)	Includes MSRs acquired as a result of the Washington Mutual transaction (of which $59 million related to commercial real estate) and the Bear Stearns merger. For further discussion, see Note 2 on pages 166–170 of this Annual Report.

RFS mortgage fees and related income

Year ended December 31,
(in millions)	2010	2009	2008

RFS mortgage fees and related income
Net production revenue:
Production revenue	$3,440	$2,115	$1,150
Repurchase losses	(2,912)	(1,612)	(252)

Net production revenue	$528	$503	$898

Net mortgage servicing revenue
Operating revenue:
Loan servicing revenue	4,575	4,942	3,258
Other changes in MSR asset fair value(a)	(2,384)	(3,279)	(2,052)

Total operating revenue	2,191	1,663	1,206

Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model(b)	(2,268)	5,804	(6,849)
Derivative valuation adjust- ments and other	3,404	(4,176)	8,366

Total risk management	1,136	1,628	1,517

Total RFS net mortgage servicing revenue	3,327	3,291	2,723

All other(c)	15	(116)	(154)

Mortgage fees and related income	$3,870	$3,678	$3,467

(a)	Includes changes in the MSR value due to modeled servicing portfolio runoff (or time decay). “Purchases, issuances, settlements, net” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(b)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model. “Total realized/unrealized gains/(losses)” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(c)	Primarily represents risk management activities performed by the Chief Investment Office (“CIO”) in the Corporate sector.

Key economic assumptions used to determine the fair value of the Firm's Mortgage Servicing Rights (MSRs)

Year ended December 31,
(in millions, except rates)	2010	2009

Weighted-average prepayment speed assumption (CPR)	11.29%	11.37%
Impact on fair value of 10% adverse change	$(809)	$(896)
Impact on fair value of 20% adverse change	(1,568)	(1,731)

Weighted-average option adjusted spread	3.94%	4.63%
Impact on fair value of 100 basis points adverse change	$(578)	$(641)
Impact on fair value of 200 basis points adverse change	(1,109)	(1,232)

Intangible assets components of credit card relationships, core deposits and other intangible assets

	2010			2009
			Net			Net
	Gross	Accumulated	carrying	Gross	Accumulated	carrying
December 31, (in millions)	amount	amortization	value	amount	amortization	value

Purchased credit card relationships	$5,789	$4,892	$897	$5,783	$4,537	$1,246
Other credit card–related intangibles	907	314	593	894	203	691
Core deposit intangibles	4,280	3,401	879	4,280	3,073	1,207
Other intangibles	2,515	845	1,670	2,200	723	1,477

Amortization expense related to credit card relationships, core deposits and other intangible assets

Year ended December 31, (in millions)	2010	2009	2008

Purchased credit card relationships	$355	$421	$625
All other intangibles:
Other credit card–related intangibles	111	94	33
Core deposit intangibles	328	390	469
Other intangibles	142	145	136

Total amortization expense	$936	$1,050	$1,263

Estimated future amortization expense related to credit card relationships, core deposits and other intangible assets

		Other credit
	Purchased credit	card-related	Core deposit	All other
Year ended December 31, (in millions)	card relationships	intangibles	intangibles	intangible assets	Total

2011	$294	$103	$284	$116	$797
2012	254	106	240	111	711
2013	213	103	195	108	619
2014	109	102	100	94	405
2015	23	95	25	76	219

Deposits (Tables)	12 Months Ended
Dec. 31, 2010
Deposits (Tables) [Abstract]
Noninterest-bearing and interest-bearing deposits

December 31, (in millions)	2010	2009

U.S. offices
Noninterest-bearing	$228,555	$204,003
Interest-bearing:
Demand(a)	33,368	15,964
Savings(b)	334,632	297,949
Time (included $2,733 and $1,463 at fair value at December 31, 2010 and 2009, respectively)(c)	87,237	125,191

Total interest-bearing deposits	455,237	439,104

Total deposits in U.S. offices	683,792	643,107

Non-U.S. offices
Noninterest-bearing	10,917	8,082
Interest-bearing:
Demand	174,417	186,885
Savings	607	661
Time (included $1,636 and $2,992 at fair value at December 31, 2010 and 2009, respectively)(c)	60,636	99,632

Total interest-bearing deposits	235,660	287,178

Total deposits in non-U.S. offices	246,577	295,260

Total deposits	$930,369	$938,367

(a)	2010 and 2009 includes Negotiable Order of Withdrawal (“NOW”) accounts. 2010 includes certain trust accounts.
(b)	Includes Money Market Deposit Accounts (“MMDAs”).
(c)	See Note 4 on pages 187–189 of this Annual Report for further information on structured notes classified as deposits for which the fair value option has been elected.

Time Deposits One Hundred Thousand Or More

December 31, (in millions)	2010	2009

U.S.	$59,653	$90,552
Non-U.S.	44,544	77,887

Total	$104,197	$168,439

Time Deposits, by Maturity

December 31, 2010
(in millions)	U.S.	Non-U.S.	Total

2011	$71,930	$60,043	$131,973
2012	7,382	287	7,669
2013	4,281	153	4,434
2014	1,432	22	1,454
2015	2,074	—	2,074
After 5 years	138	131	269

Total	$87,237	$60,636	$147,873

Other Borrowed Funds (Tables)	12 Months Ended
Dec. 31, 2010
Other Borrowed Funds (Tables) [Abstract]
Other Borrowed Funds

December 31, (in millions)	2010	2009

Advances from Federal Home Loan Banks(a)	$25,234	$27,847
Other	32,075	27,893

Total(b)(c)	$57,309	$55,740

(a)	Advances from the FHLBs of $11.4 billion, $1.5 billion, $7.3 billion, $1.0 billion and $3.0 billion matures in each of the 12-month periods ending December 31, 2011, 2012, 2013, 2014, and 2015, respectively, and $928 million matures after December 31, 2015.

(b)	Includes other borrowed funds of $9.9 billion and $5.6 billion accounted for at fair value at December 31, 2010 and 2009, respectively. See Note 3 on pages 170–187 of this Annual Report for further information.

(c)	Includes other borrowed funds of $37.8 billion and $30.4 billion secured by assets totaling $95.3 billion and $144.1 billion at December 31, 2010 and 2009, respectively.

Accounts Payable and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Accounts Payable and Other Liabilities (Tables) [Abstract]
Other Liabilities Disclosure Table [Text Block]
Note 21 – Accounts payable and other liabilities
The following table details the components of accounts payable and other liabilities.

December 31, (in millions)	2010	2009

Brokerage payables(a)	$95,359	$92,848
Accounts payable and other liabilities(b)	74,971	69,848

Total	$170,330	$162,696

(a)	Includes payables to customers, brokers, dealers and clearing organizations, and securities fails.

(b)	Includes $236 million and $357 million accounted for at fair value at December 31, 2010 and 2009, respectively.

Long -Term Debt (Tables)	12 Months Ended
Dec. 31, 2010
Long -Term Debt (Tables) [Abstract]
Long-term debt carrying values by contractual maturity

By remaining maturity at			2010
December 31, 2010			Under		After			2009
(in millions, except rates)			1 year	1-5 years	5 years	Total		Total

Parent company
Senior debt:	Fixed rate	(a)	$20,384	$47,031	$31,372	$98,787		$93,729
	Variable rate	(b)	15,648	37,119	6,260	59,027		73,335
	Interest rates	(c)	0.36–6.00%	0.31–7.00%	0.24–7.25%	0.24–7.25%		0.22–7.50%
Subordinated debt:	Fixed rate		$2,865	$9,649	$9,486	$22,000		$24,851
	Variable rate		—	1,987	9	1,996		1,838
	Interest rates	(c)	5.90–6.75%	1.37–6.63%	2.16–8.53%	1.37–8.53%		1.14–10.00%

	Subtotal		$38,897	$95,786	$47,127	$181,810		$193,753

Subsidiaries
Senior debt:	Fixed rate		$546	$1,782	$2,900	$5,228		$3,310
	Variable rate		6,435	17,199	6,911	30,545		39,835
	Interest rates	(c)	0.26–2.00%	0.21–3.75%	0.32–14.21%	0.21–14.21%		0.16–14.21%
Subordinated debt:	Fixed rate		$—	$—	$8,605	$8,605		$8,655
	Variable rate		—	—	1,150	1,150		1,150
	Interest rates	(c)	—%	—%	0.63–8.25%	0.63–8.25%		0.58–8.25%

	Subtotal		$6,981	$18,981	$19,566	$45,528		$52,950

Junior subordinated debt:	Fixed rate		$—	$—	$15,249	$15,249		$16,349
	Variable rate		—	—	5,082	5,082		3,266
	Interest rates	(c)	—%	—%	0.79–8.75%	0.79–8.75%		0.78–8.75%

	Subtotal		$—	$—	$20,331	$20,331		$19,615

Total long-term debt(d)(e)(f)			$45,878	$114,767	$87,024	$247,669	(h)(i)	$266,318

Long-term beneficial interests:
	Fixed rate		$3,095	$4,328	$2,372	$9,795		$1,034
	Variable rate		10,798	24,691	7,270	42,759		9,404
	Interest rates		0.28–7.00%	0.25–11.00%	0.05–7.47%	0.05–11.00%		0.25–7.13%

Total long-term beneficial interests(g)			$13,893	$29,019	$9,642	$52,554		$10,438

(a)	Included $18.5 billion and $21.6 billion as of December 31, 2010 and 2009, respectively, guaranteed by the FDIC under the TLG Program.

(b)	Included $17.9 billion and $19.3 billion as of December 31, 2010 and 2009, respectively, guaranteed by the FDIC under the TLG Program.

(c)	The interest rates shown are the range of contractual rates in effect at year-end, including non-U.S. dollar fixed- and variable-rate issuances, which excludes the effects of the associated derivative instruments used in hedge accounting relationships, if applicable. The use of these derivative instruments modifies the Firm’s exposure to the contractual interest rates disclosed in the table above. Including the effects of the hedge accounting derivatives, the range of modified rates in effect at December 31, 2010, for total long-term debt was (0.12)% to 14.21%, versus the contractual range of 0.21% to 14.21% presented in the table above. The interest rate ranges shown exclude structured notes accounted for at fair value.

(d)	Included long-term debt of $8.3 billion and $8.1 billion secured by assets totaling $11.7 billion and $11.4 billion at December 31, 2010 and 2009, respectively. Excludes amounts related to hybrid instruments.

(e)	Included $38.8 billion and $49.0 billion of outstanding structured notes accounted for at fair value at December 31, 2010 and 2009, respectively.

(f)	Included $879 million and $3.4 billion of outstanding zero-coupon notes at December 31, 2010 and 2009, respectively. The aggregate principal amount of these notes at their respective maturities was $2.7 billion and $6.6 billion, respectively.

(g)	Included on the Consolidated Balance Sheets in beneficial interests issued by consolidated VIEs. Also included $1.5 billion and $1.4 billion of outstanding structured notes accounted for at fair value at December 31, 2010 and 2009, respectively. Excluded short-term commercial paper and other short-term beneficial interests of $25.1 billion and $4.8 billion at December 31, 2010 and 2009, respectively.

(h)	At December 31, 2010, long-term debt aggregating $35.6 billion was redeemable at the option of JPMorgan Chase, in whole or in part, prior to maturity, based on the terms specified in the respective notes.

(i)	The aggregate carrying values of debt that matures in each of the five years subsequent to 2010 is $45.9 billion in 2011, $51.9 billion in 2012, $20.4 billion in 2013, $23.5 billion in 2014 and $18.9 billion in 2015.

Outstanding trust preferred capital debt securities

	Amount of
	trust preferred			Stated maturity
	capital debt	Principal amount		of trust preferred		Interest rate of
	securities	of debenture		capital securities	Earliest	trust preferred	Interest
	issued	issued	Issue	and	redemption	capital securities	payment/
December 31, 2010 (in millions)	by trust(a)	to trust(b)	date	debentures	date	and debentures	distribution dates

Bank One Capital III	$474	$674	2000	2030	Any time	8.75%	Semiannually
Bank One Capital VI	525	553	2001	2031	Any time	7.20%	Quarterly
Chase Capital II	482	497	1997	2027	Any time	LIBOR + 0.50%	Quarterly
Chase Capital III	295	305	1997	2027	Any time	LIBOR + 0.55%	Quarterly
Chase Capital VI	241	249	1998	2028	Any time	LIBOR + 0.625%	Quarterly
First Chicago NBD Capital I	249	256	1997	2027	Any time	LIBOR + 0.55%	Quarterly
J.P. Morgan Chase Capital X	1,000	1,015	2002	2032	Any time	7.00%	Quarterly
J.P. Morgan Chase Capital XI	1,075	1,004	2003	2033	Any time	5.88%	Quarterly
J.P. Morgan Chase Capital XII	400	390	2003	2033	Any time	6.25%	Quarterly
JPMorgan Chase Capital XIII	465	480	2004	2034	2014	LIBOR + 0.95%	Quarterly
JPMorgan Chase Capital XIV	600	586	2004	2034	Any time	6.20%	Quarterly
JPMorgan Chase Capital XV	93	132	2005	2035	Any time	5.88%	Semiannually
JPMorgan Chase Capital XVI	500	492	2005	2035	Any time	6.35%	Quarterly
JPMorgan Chase Capital XVII	496	558	2005	2035	Any time	5.85%	Semiannually
JPMorgan Chase Capital XVIII	748	749	2006	2036	Any time	6.95%	Semiannually
JPMorgan Chase Capital XIX	563	564	2006	2036	2011	6.63%	Quarterly
JPMorgan Chase Capital XX	995	996	2006	2036	Any time	6.55%	Semiannually
JPMorgan Chase Capital XXI	836	837	2007	2037	2012	LIBOR + 0.95%	Quarterly
JPMorgan Chase Capital XXII	996	997	2007	2037	Any time	6.45%	Semiannually
JPMorgan Chase Capital XXIII	643	643	2007	2047	2012	LIBOR + 1.00%	Quarterly
JPMorgan Chase Capital XXIV	700	700	2007	2047	2012	6.88%	Quarterly
JPMorgan Chase Capital XXV	1,492	1,844	2007	2037	2037	6.80%	Semiannually
JPMorgan Chase Capital XXVI	1,815	1,815	2008	2048	2013	8.00%	Quarterly
JPMorgan Chase Capital XXVII	995	995	2009	2039	2039	7.00%	Semiannually
JPMorgan Chase Capital XXVIII	1,500	1,500	2009	2039	2014	7.20%	Quarterly
JPMorgan Chase Capital XXIX	1,500	1,500	2010	2040	2015	6.70%	Quarterly

Total	$19,678	$20,331

(a)	Represents the amount of trust preferred capital debt securities issued to the public by each trust, including unamortized original issue discount.

(b)	Represents the principal amount of JPMorgan Chase debentures issued to each trust, including unamortized original-issue discount. The principal amount of debentures issued to the trusts includes the impact of hedging and purchase accounting fair value adjustments that were recorded on the Firm’s Consolidated Financial Statements.

Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2010
Preferred Stock (Tables) [Abstract]
Summary of preferred stock outstanding

	Share value						Contractual rate
	and redemption	Shares(b)		Carrying value (in millions)		Earliest	in effect at
December 31,	price per share(a)	2010	2009	2010	2009	redemption date	December 31, 2010

Cumulative Preferred Stock, Series E	$200	—	818,113	$—	$164	—	NA
Cumulative Preferred Stock, Series F	200	—	428,825	—	86	—	NA
Cumulative Preferred Stock, Series G	200	—	511,169	—	102	—	NA
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	10,000	600,000	600,000	6,000	6,000	4/30/2018	7.90%
Non-Cumulative Perpetual Preferred Stock, Series J	10,000	180,000	180,000	1,800	1,800	9/1/2013	8.63

Total preferred stock		780,000	2,538,107	$7,800	$8,152

(a)	The redemption price includes the amount shown in the table plus any accrued but unpaid dividends.

(b)	Represented by depositary shares.

Common stock (Tables)	12 Months Ended
Dec. 31, 2010
Common Stock (Tables) [Abstract]
Common shares issued (newly issued or distributed from treasury)

Year ended December 31, (in millions)	2010	2009	2008

Issued – balance at January 1	4,104.9	3,941.6	3,657.7
Newly issued:
Common stock:
Open market issuance	–	163.3	283.9
Bear Stearns Share Exchange Agreement	–	–	20.7

Total newly issued	–	163.3	304.6
Canceled shares	–	–	(20.7)

Total issued – balance at December 31	4,104.9	4,104.9	3,941.6

Treasury – balance at January 1	(162.9)	(208.8)	(290.3)
Purchase of treasury stock	(77.9)	–	–
Share repurchases related to employee stock-based awards(a)	(0.1)	(1.1)	(0.5)
Issued from treasury:
Net change from the Bear Stearns merger as a result of the reissuance of Treasury stock and the Share Exchange Agreement	–	–	26.5
Employee benefits and compensation plans	45.3	45.7	54.4
Employee stock purchase plans	1.0	1.3	1.1

Total issued from treasury	46.3	47.0	82.0

Total treasury – balance at December 31	(194.6)	(162.9)	(208.8)

Outstanding	3,910.3	3,942.0	3,732.8

(a)	Participants in the Firm’s stock-based incentive plans may have shares withheld to cover income taxes.

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share (Tables) [Abstract]
Basic and diluted earnings per share

Year ended December 31,
(in millions, except per share amounts)	2010	2009		2008

Basic earnings per share
Income before extraordinary gain	$17,370	$11,652		$3,699
Extraordinary gain	—	76		1,906

Net income	17,370	11,728		5,605
Less: Preferred stock dividends	642	1,327		674
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury	—	1,112	(c)	—

Net income applicable to common equity	16,728	9,289	(c)	4,931
Less: Dividends and undistributed earnings allocated to participating securities	964	515		189

Net income applicable to common stockholders	$15,764	$8,774		$4,742
Total weighted-average basic shares outstanding	3,956.3	3,862.8		3,501.1

Per share
Income before extraordinary gain	$3.98	$2.25	(c)	$0.81
Extraordinary gain	—	0.02		0.54

Net income	$3.98	$2.27	(c)	$1.35

Year ended December 31,
(in millions, except per share
amounts)	2010	2009		2008

Diluted earnings per share
Net income applicable to common stockholders	$15,764	$8,774		$4,742
Total weighted-average basic shares outstanding	3,956.3	3,862.8		3,501.1
Add: Employee stock options, SARs and warrants(a)	20.6	16.9		20.7

Total weighted-average diluted shares outstanding(b)	3,976.9	3,879.7		3,521.8

Per share
Income before extraordinary gain	$3.96	$2.24	(c)	$0.81
Extraordinary gain	—	0.02		0.54

Net income per share	$3.96	$2.26	(c)	$1.35

(a)	Excluded from the computation of diluted EPS (due to their antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock aggregating 233 million, 266 million and 209 million for the full years ended December 31, 2010, 2009 and 2008, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	The calculation of basic and diluted EPS and net income applicable to common equity for full year 2009 includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of the U.S. Troubled Asset Relief Program (“TARP”) preferred capital.

Accumulated Other Comprehensive Income/(Loss) (Tables)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) Tables [Abstract]
Accumulated other comprehensive income/(loss)

					Net loss and prior
			Translation		service costs/(credit) of	Accumulated other
As of or for the year ended	Unrealized gains/(losses)		adjustments,		defined benefit pension	comprehensive
December 31, (in millions)	on AFS securities(b)		net of hedges	Cash flow hedges	and OPEB plans	income/(loss)

Balance at December 31, 2007	$380		$8	$(802)	$(503)	$(917)
Net change	(2,481	)(c)	(606)	600	(2,283)	(4,770)

Balance at December 31, 2008	(2,101)		(598)	(202)	(2,786)	(5,687)
Net change	4,133	(d)	582	383	498	5,596

Balance at December 31, 2009	2,032	(e)	(16)	181	(2,288)	(91)
Cumulative effect of changes in accounting principles(a)	(144)		—	—	—	(144)
Net change	610	(f)	269	25	332	1,236

Balance at December 31, 2010	$2,498	(e)	$253	$206	$(1,956)	$1,001

(a)	Reflects the effect of adoption of accounting guidance related to the consolidation of VIEs, and to embedded credit derivatives in beneficial interests in securitized financial assets. AOCI decreased by $129 million due to the adoption of the accounting guidance related to VIEs as a result of the reversal of the fair value adjustments taken on retained AFS securities that were eliminated in consolidation; for further discussion see Note 16 on pages 244–259 of this Annual Report. AOCI decreased by $15 million due to the adoption of the new guidance related to credit derivatives embedded in certain of the Firm’s AFS securities; for further discussion, see Note 6 on pages 191–199 of this Annual Report.

(b)	Represents the after-tax difference between the fair value and amortized cost of the AFS securities portfolio and retained interests in securitizations recorded in other assets.

(c)	The net change during 2008 was due primarily to spread widening related to credit card asset-backed securities, nonagency MBS and collateralized loan obligations.

(d)	The net change during 2009 was due primarily to overall market spread and market liquidity improvement as well as changes in the composition of investments.

(e)	Includes after-tax unrealized losses of $(81) million and $(226) million not related to credit on debt securities for which credit losses have been recognized in income at December 31, 2010 and 2009, respectively.

(f)	The net change during 2010 was due primarily to the narrowing of spreads on commercial and nonagency MBS as well as on collateralized loan obligations; also reflects increased market value on pass-through MBS due to narrowing of spreads and other market factors.

Changes of the components of accumulated other comprehensive income (loss)

	2010			2009			2008
	Before	Tax	After	Before	Tax	After	Before	Tax	After
Year ended December 31, (in millions)	tax	effect	tax	tax	effect	tax	tax	effect	tax

Unrealized gains/(losses) on AFS securities:
Net unrealized gains/(losses) arising during the period	$3,982	$(1,540)	$2,442	$7,870	$(3,029)	$4,841	$(3,071)	$1,171	$(1,900)
Reclassification adjustment for realized (gains)/losses included in net income	(2,982)	1,150	(1,832)	(1,152)	444	(708)	(965)	384	(581)

Net change	1,000	(390)	610	6,718	(2,585)	4,133	(4,036)	1,555	(2,481)

Translation adjustments:
Translation	402	(139)	263	1,139	(398)	741	(1,781)	682	(1,099)
Hedges	11	(5)	6	(259)	100	(159)	820	(327)	493

Net change	413	(144)	269	880	(298)	582	(961)	355	(606)

Cash flow hedges:
Net unrealized gains/(losses) arising during the period	247	(96)	151	767	(308)	459	584	(226)	358
Reclassification adjustment for realized (gains)/losses
included in net income	(206)	80	(126)	(124)	48	(76)	402	(160)	242

Net change	41	(16)	25	643	(260)	383	986	(386)	600

Net loss and prior service cost/(credit) of defined benefit pension and OPEB plans:
Net gains/(losses) and prior service credits arising during the period	294	(96)	198	494	(200)	294	(3,579)	1,289	(2,290)
Reclassification adjustment for net loss and prior service credits included in net income	224	(90)	134	337	(133)	204	14	(7)	7

Net change	518	(186)	332	831	(333)	498	(3,565)	1,282	(2,283)

Total other comprehensive income/(loss)	$1,972	$(736)	$1,236	$9,072	$(3,476)	$5,596	$(7,576)	$2,806	$(4,770)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income taxes [Abstract]
Components of income tax expense/(benefit) included in the Consolidated Statements of Income

Year ended December 31, (in millions)	2010	2009	2008

Current income tax expense
U.S. federal	$4,001	$4,698	$395
Non-U.S.	2,712	2,368	1,009
U.S. state and local	1,744	971	307

Total current income tax expense	8,457	8,037	1,711

Deferred income tax expense/(benefit)
U.S. federal	(753)	(2,867)	(3,015)
Non-U.S.	169	(454)	1
U.S. state and local	(384)	(301)	377

Total deferred income tax expense/(benefit)	(968)	(3,622)	(2,637)

Total income tax expense/ (benefit) before extraordinary gain	$7,489	$4,415	$(926)

Reconciliation of the applicable statutory U.S. income tax rate to the effective tax rate the effective tax rate

Year ended December 31,	2010	2009	2008

Statutory U.S. federal tax rate	35.0%	35.0%	35.0%
Increase/(decrease) in tax rate resulting from:
U.S. state and local income taxes, net of U.S. federal income tax benefit	3.6	2.7	16.0
Tax-exempt income	(2.4)	(3.9)	(14.8)
Non-U.S. subsidiary earnings(a)	(2.2)	(1.7)	(53.6)
Business tax credits	(3.7)	(5.5)	(24.5)
Bear Stearns equity losses	—	—	5.7
Other, net	(0.2)	0.9	2.8

Effective tax rate	30.1%	27.5%	(33.4)%

(a)	Includes earnings deemed to be reinvested indefinitely in non-U.S. subsidiaries.

Significant Components of Deferred Tax Assets and Liabilities

December 31, (in millions)	2010	2009

Deferred tax assets
Allowance for loan losses	$12,287	$12,376
Employee benefits	4,279	4,424
Allowance for other than loan losses	6,029	3,995
Non-U.S. operations	956	1,926
Tax attribute carryforwards	1,370	912
Fee income	446	—
Fair value adjustments(a)	51	—

Gross deferred tax assets	$25,418	$23,633

Deferred tax liabilities
Depreciation and amortization	$3,500	$4,832
Leasing transactions	2,160	2,054
Non-U.S. operations	1,136	1,338
Fee income	—	670
Fair value adjustments(a)	—	328
Other, net	519	147

Gross deferred tax liabilities	$7,315	$9,369

Valuation allowance	1,784	1,677

Net deferred tax asset	$16,319	$12,587

(a)	Includes fair value adjustments related to AFS securities, cash flows hedging activities and other portfolio investments.

Reconciliation of the beginning and ending amount of unrecognized tax benefits
Unrecognized tax benefits

Year ended December 31, (in millions)	2010	2009	2008

Balance at January 1,	$6,608	$5,894	$4,811
Increases based on tax positions related to the current period	813	584	890
Decreases based on tax positions related to the current period	(24)	(6)	(109)
Increases associated with the Bear Stearns merger	—	—	1,387
Increases based on tax positions related to prior periods	1,681	703	501
Decreases based on tax positions related to prior periods	(1,198)	(322)	(1,386)
Decreases related to settlements with taxing authorities	(74)	(203)	(181)
Decreases related to a lapse of applicable statute of limitations	(39)	(42)	(19)

Balance at December 31,	$7,767	$6,608	$5,894

U.S. and non-U.S. components of income before income tax expense/(benefit) and extraordinary gain income

Year ended December 31, (in millions)	2010	2009	2008

U.S.	$16,568	$6,263	$(2,094)
Non-U.S.(a)	8,291	9,804	4,867

Income before income tax expense/(benefit) and extraordinary gain	$24,859	$16,067	$2,773

Capital (Tables)	12 Months Ended
Dec. 31, 2010
Capital (Tables) [Abstract]
Risk-based capital ratios for JPMorgan Chase and its significant banking subsidiaries

								Well-		Minimum
	JPMorgan Chase & Co.(e)			JPMorgan Chase Bank, N.A.(e)		Chase Bank USA, N.A.(e)		capitalized		capital
December 31, (in millions, except ratios)	2010		2009	2010	2009	2010	2009	ratios(g)		ratios(g)

Regulatory capital
Tier 1(a)	$142,450		$132,971	$91,764	$96,372	$12,966	$15,534
Total	182,216		177,073	130,444	136,646	16,659	19,198

Assets
Risk-weighted(b)(c)	1,174,978	(f)	1,198,006	965,897	1,011,995	116,992	114,693
Adjusted average(d)	2,024,515	(f)	1,933,767	1,611,486	1,609,081	117,368	74,087

Capital ratios
Tier 1(a)	12.1%	(f)	11.1%	9.5%	9.5%	11.1%	13.5%	6.0%		4.0%
Total	15.5		14.8	13.5	13.5	14.2	16.7	10.0		8.0
Tier 1 leverage	7.0		6.9	5.7	6.0	11.0	21.0	5.0	(h)	3.0	(i)

(a)	At December 31, 2010, for JPMorgan Chase and JPMorgan Chase Bank, N.A., trust preferred capital debt securities were $19.8 billion and $600 million, respectively. If these securities were excluded from the calculation at December 31, 2010, Tier 1 capital would be $122.7 billion and $91.2 billion, respectively, and the Tier 1 capital ratio would be 10.4% and 9.4%, respectively. At December 31, 2010, Chase Bank USA, N.A. had no trust preferred capital debt securities.

(b)	Risk-weighted assets consist of on– and off–balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On–balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off–balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off–balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on–balance sheet credit-equivalent amount, which is then risk-weighted based on the same factors used for on–balance sheet assets. Risk-weighted assets also incorporate a measure for the market risk related to applicable trading assets–debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.

(c)	Includes off–balance sheet risk-weighted assets at December 31, 2010, of $282.9 billion, $274.2 billion and $31 million, and at December 31, 2009, of $367.4 billion, $312.3 billion and $49.9 billion, for JPMorgan Chase, JPMorgan Chase Bank, N.A. and Chase Bank USA, N.A., respectively.

(d)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(e)	Asset and capital amounts for JPMorgan Chase’s banking subsidiaries reflect intercompany transactions; whereas the respective amounts for JPMorgan Chase reflect the elimination of intercompany transactions.

(f)	Effective January 1, 2010, the Firm adopted new guidance that amended the accounting for the consolidation of VIEs, which resulted in a decrease in the Tier 1 capital ratio of 34 basis points. See Note 16 on pages 244–259 of this Annual Report for further information.

(g)	As defined by the regulations issued by the Federal Reserve, OCC and FDIC.

(h)	Represents requirements for banking subsidiaries pursuant to regulations issued under the FDIC Improvement Act. There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(i)	The minimum Tier 1 leverage ratio for bank holding companies and banks is 3% or 4%, depending on factors specified in regulations issued by the Federal Reserve and OCC.

Note:	Rating agencies allow measures of capital to be adjusted upward for deferred tax liabilities, which have resulted from both nontaxable business combinations and from tax-deductible goodwill. The Firm had deferred tax liabilities resulting from nontaxable business combinations totaling $647 million and $812 million at December 31, 2010 and 2009, respectively; and deferred tax liabilities resulting from tax-deductible goodwill of $1.9 billion and $1.7 billion at December 31, 2010 and 2009, respectively.

Reconciliation of the Firm's total stockholders' equity to Tier 1 capital and Total qualifying capital

December 31, (in millions)	2010	2009

Tier 1 capital
Total stockholders’ equity	$176,106	$165,365
Effect of certain items in accumulated other comprehensive income/(loss) excluded from Tier 1 capital	(748)	75
Qualifying hybrid securities and noncontrolling interests(a)	19,887	19,535
Less: Goodwill(b)	46,915	46,630
Fair value DVA on derivative and structured note liabilities related to the Firm’s credit quality	1,261	912
Investments in certain subsidiaries and other	1,032	802
Other intangible assets(b)	3,587	3,660

Total Tier 1 capital	142,450	132,971

Tier 2 capital
Long-term debt and other instruments qualifying as Tier 2	25,018	28,977
Qualifying allowance for credit losses	14,959	15,296
Adjustment for investments in certain subsidiaries and other	(211)	(171)

Total Tier 2 capital	39,766	44,102

Total qualifying capital	$182,216	$177,073

(a)	Primarily includes trust preferred capital debt securities of certain business trusts.

(b)	Goodwill and other intangible assets are net of any associated deferred tax liabilities.

Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments (Tables)	12 Months Ended
Dec. 31, 2010
Off Balance Sheet Lending Related Financial Instruments Guarantees and Other Commitments (Tables) [Abstract]
Off-balance sheet lending-related financial instruments, guarantees and other commitments
Off-balance sheet lending-related financial instruments, guarantees and other commitments

	Contractual amount			Carrying value(l)
December 31, (in millions)	2010	2009		2010		2009

Lending-related
Consumer, excluding credit card:
Home equity – senior lien	$16,060	$19,246			$—		$—
Home equity – junior lien	28,681	37,231			—		—
Prime mortgage	1,266	1,654			—		—
Subprime mortgage	—	—			—		—
Auto	5,246	5,467			2		7
Business banking	9,702	9,040			4		5
Student and other	579	2,189			—		—

Total consumer, excluding credit card	61,534	74,827			6		12

Credit card	547,227	569,113			—		—

Total consumer	608,761	643,940			6		12

Wholesale:
Other unfunded commitments to extend credit (a)(b)(c)	199,859	192,145			364		356
Asset purchase agreements(b)	—	22,685			—		126
Standby letters of credit and other financial guarantees(a)(c)(d)(e)	94,837	91,485			705		919
Unused advised lines of credit	44,720	35,673			—		—
Other letters of credit(a)(e)	6,663	5,167			2		1

Total wholesale	346,079	347,155			1,071		1,402

Total lending-related	$954,840	$991,095			$1,077		$1,414

Other guarantees and commitments
Securities lending indemnifications(f)	$181,717	$170,777		$	NA	$	NA
Derivatives qualifying as guarantees(g)	87,768	98,052	(k)		294		896	(k)
Unsettled reverse repurchase and securities borrowing agreements	39,927	48,187			—		—
Equity investment commitments(h)	2,468	2,374			—		—
Building purchase commitments	258	670			—		—
Other guarantees and commitments(i)	3,766	3,671			6		6
Loan sale and securitization-related indemnifications:
Repurchase liability(j)	NA	NA			3,285		1,705
Loans sold with recourse	10,982	13,544			153		271

(a)	At December 31, 2010 and 2009, represents the contractual amount net of risk participations totaling $542 million and $643 million, respectively, for other unfunded commitments to extend credit; $22.4 billion and $24.6 billion, respectively, for standby letters of credit and other financial guarantees; and $1.1 billion and $690 million, respectively, for other letters of credit. In regulatory filings with the Federal Reserve Board these commitments are shown gross of risk participations.

(b)	Upon the adoption of the accounting guidance related to VIEs, $24.2 billion of lending-related commitments between the Firm and Firm-administered multi-seller conduits were eliminated upon consolidation. The decrease in lending-related commitments was partially offset by the addition of $6.5 billion of unfunded commitments directly between the multi-seller conduits and clients; these unfunded commitments of the consolidated conduits are now included as off–balance sheet lending-related commitments of the Firm. The carrying value of asset purchase agreements of $126 million at December 31, 2009 was comprised of $18 million for the allowance for lending-related commitments; and $108 million for the guarantee liability and corresponding asset.

(c)	Includes credit enhancements and bond and commercial paper liquidity commitments to U.S. states and municipalities, hospitals and other not-for-profit entities of $43.4 billion and $44.1 billion, at December 31, 2010 and 2009, respectively.

(d)	At December 31, 2010 and 2009, includes unissued standby letters of credit commitments of $41.6 billion and $38.4 billion, respectively.

(e)	At December 31, 2010 and 2009, JPMorgan Chase held collateral relating to $37.8 billion and $31.5 billion, respectively, of standby letters of credit; and $2.1 billion and $1.3 billion, respectively, of other letters of credit.

(f)	At December 31, 2010 and 2009, collateral held by the Firm in support of securities lending indemnification agreements was $185.0 billion and $173.2 billion, respectively. Securities lending collateral comprises primarily cash, and securities issued by governments that are members of the Organisation for Economic Co-operation and Development (“OECD”) and U.S. government agencies.

(g)	Represents notional amounts of derivatives qualifying as guarantees. The carrying value at December 31, 2010 and 2009, reflects derivative payables of $390 million and $974 million, respectively, less derivative receivables of $96 million and $78 million, respectively.

(h)	At December 31, 2010 and 2009, includes unfunded commitments of $1.0 billion and $1.5 billion, respectively, to third-party private equity funds that are generally fair valued at net asset value as discussed in Note 3 on pages 170–187 of this Annual Report; and $1.4 billion and $897 million, respectively, to other equity investments.

(i)	Amounts include letters of credit hedged by derivative transactions and managed on a market risk basis.

(j)	Represents estimated repurchase liability related to indemnifications for breaches of representations and warranties in loan sale and securitization agreements. For additional information, see Loan sale and securitization-related indemnifications on pages 278–279 of this Note.

(k)	The prior period has been revised to conform to current presentation.

(l)	For lending-related products the carrying value represents the allowance for lending-related commitments and the fair value of the guarantee liability, for derivative-related products the carrying value represents the fair value. For all other products the carrying value represents the valuation reserve.

Standby letters of credit and other financial guarantees and other letters of credit

	2010		2009
	Standby letters		Standby letters
	of credit and other	Other letters	of credit and other	Other letters
December 31, (in millions)	financial guarantees	of credit	financial guarantees	of credit

Investment-grade(a)	$70,236	$5,289	$66,786	$3,861
Noninvestment-grade(a)	24,601	1,374	24,699	1,306

Total contractual amount(b)	94,837 (c)	6,663	91,485 (c)	5,167

Allowance for lending-related commitments	345	2	552	1
Commitments with collateral	37,815	2,127	31,454	1,315

(a)	The ratings scale is based on the Firm’s internal ratings which generally correspond to ratings as defined by S&P and Moody’s.

(b)	At December 31, 2010 and 2009, represents the contractual amount net of risk participations totaling $22.4 billion and $24.6 billion, respectively, for standby letters of credit and other financial guarantees; and $1.1 billion and $690 million, respectively, for other letters of credit. In regulatory filings with the Federal Reserve these commitments are shown gross of risk participations.

(c)	At December 31, 2010 and 2009, includes unissued standby letters of credit commitments of $41.6 billion and $38.4 billion, respectively.

Summary of changes in repurchase liability

Year ended December 31,
(in millions)	2010		2009		2008

Repurchase liability at beginning of period	$1,705		$1,093		$15
Realized losses(a)	(1,423)		(1,253	)(c)	(155)
Provision for repurchase losses	3,003		1,865		1,233	(d)

Repurchase liability at end of period	$3,285	(b)	$1,705		$1,093

(a)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. For the years ended December 31, 2010, 2009 and 2008, make-whole settlements were $632 million, $277 million and $34 million, respectively.
(b)	Includes $190 million at December 31, 2010, related to future demands on loans sold by Washington Mutual to the GSEs.

(c)	Includes the Firm’s resolution of certain current and future repurchase demands for certain loans sold by Washington Mutual.

(d)	Includes a repurchase liability assumed for certain loans sold by Washington Mutual; this assumed liability was reported as a reduction of the extraordinary gain rather than as a charge to the provision for credit losses.

Commitments, Pledged Assets, Collateral and Contingencies (Tables)	12 Months Ended
Dec. 31, 2010
Commitments, Pledged Assets, Collateral And Contingencies (Tables) [Abstract]
Future minimum rental payments under operating leases

Year ended December 31, (in millions)

2011	$1,884
2012	1,804
2013	1,674
2014	1,497
2015	1,363
After 2015	7,778

Total minimum payments required(a)	16,000
Less: Sublease rentals under noncancelable subleases	(1,848)

Net minimum payment required	$14,152

(a)	Lease restoration obligations are accrued in accordance with U.S. GAAP, and are not reported as a required minimum lease payment.

Total rental expense

Year ended December 31,
(in millions)	2010	2009	2008

Gross rental expense	$2,212	$1,884	$1,917
Sublease rental income	(545)	(172)	(415)

Net rental expense	$1,667	$1,712	$1,502

Significant components of assets pledged

December 31, (in billions)	2010	2009

Securities	$112.1	$155.3
Loans	214.8	285.5
Trading assets and other	123.2	84.6

Total assets pledged(a)	$450.1	$525.4

(a)	Total assets pledged do not include assets of consolidated VIEs; these assets are used to settle the liabilities of those entities. See Note 16 on pages 244–259 of this Annual Report for additional information on assets and liabilities of consolidated VIEs.

International Operations (Tables)	12 Months Ended
Dec. 31, 2010
International Operations [Abstract]
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries or groups of countries

			Income (loss) before income
			tax expense/(benefit)
Year ended December 31, (in millions)	Revenue(a)	Expense(b)	and extraordinary gain	Net income	Average assets

2010
Europe/Middle East and Africa	$14,113	$8,712	$5,401	$3,655	$425,374
Asia and Pacific	5,791	3,577	2,214	1,470	134,787
Latin America and the Caribbean	1,810	1,152	658	395	30,021
Other	510	413	97	59	6,579

Total international	22,224	13,854	8,370	5,579	596,761
Total U.S.	80,470	63,981	16,489	11,791	1,456,490

Total	$102,694	$77,835	$24,859	$17,370	$2,053,251

2009
Europe/Middle East and Africa	$16,915	$8,610	$8,305	$5,485	$383,003
Asia and Pacific	5,088	3,438	1,650	1,119	100,932
Latin America and the Caribbean	1,982	1,112	870	513	23,227
Other	659	499	160	105	7,074

Total international	24,644	13,659	10,985	7,222	514,236
Total U.S.	75,790	70,708	5,082	4,506	1,509,965

Total	$100,434	$84,367	$16,067	$11,728	$2,024,201

2008
Europe/Middle East and Africa	$11,449	$8,403	$3,046	$2,483	$352,558
Asia and Pacific	4,097	3,580	517	672	108,751
Latin America and the Caribbean	1,353	903	450	274	30,940
Other	499	410	89	21	6,553

Total international	17,398	13,296	4,102	3,450	498,802
Total U.S.	49,854	51,183	(1,329)	2,155	1,292,815

Total	$67,252	$64,479	$2,773	$5,605	$1,791,617

(a)	Revenue is composed of net interest income and noninterest revenue.
(b)	Expense is composed of noninterest expense and the provision for credit losses.

Business Segments (Tables)	12 Months Ended
Dec. 31, 2010
Business Segments (Tables) [Abstract]
Segment results and reconciliation

Year ended December 31,	Investment Bank			Retail Financial Services			Card Services & Auto(f)			Commercial Banking
(in millions, except ratios)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010	2009	2008

Noninterest revenue	$18,253	$18,522	$2,051	$11,227	$11,414	$8,745	$4,278	$3,706	$3,329	$2,200	$1,817	$1,481
Net interest income	7,964	9,587	10,284	17,220	18,383	12,410	16,194	19,493	15,510	3,840	3,903	3,296

Total net revenue	26,217	28,109	12,335	28,447	29,797	21,155	20,472	23,199	18,839	6,040	5,720	4,777
Provision for credit losses	(1,200)	2,279	2,015	8,919	14,754	9,033	8,570	19,648	10,931	297	1,454	464
Credit reimbursement (to)/from TSS(b)	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expense(c)	17,265	15,401	13,844	16,483	15,512	10,877	7,178	6,617	6,340	2,199	2,176	1,946

Income/(loss) before income tax expense/(benefit) and extraordinary gain	10,152	10,429	(3,524)	3,045	(469)	1,245	4,724	(3,066)	1,568	3,544	2,090	2,367
Income tax expense/(benefit)	3,513	3,530	(2,349)	1,317	(134)	542	1,852	(1,273)	611	1,460	819	928

Income/(loss) before extraordinary gain	6,639	6,899	(1,175)	1,728	(335)	703	2,872	(1,793)	957	2,084	1,271	1,439
Extraordinary gain(d)	—	—	—	—	—	—	—	—	—	—	—	—

Net income/(loss)	$6,639	$6,899	$(1,175)	$1,728	$(335)	$703	$2,872	$(1,793)	$957	$2,084	$1,271	$1,439

Average common equity	$40,000	$33,000	$26,098	$24,600	$22,457	$16,070	$18,400	$17,543	$17,267	$8,000	$8,000	$7,251
Average assets	731,801	699,039	832,729	314,046	344,727	243,792	213,041	255,519	234,361	133,654	135,408	114,299
Return on average equity(e)	17%	21%	(5)%	7%	(1)%	4%	16%	(10)%	6%	26%	16%	20%
Overhead ratio	66	55	112	58	52	51	35	29	34	36	38	41

(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s lines of business results on a “managed basis,” which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that do not have any impact on net income as reported by the lines of business or by the Firm as a whole.
(b)	TSS was charged a credit reimbursement related to certain exposures managed within IB credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income.

(c)	Includes merger costs, which are reported in the Corporate/Private Equity segment. There were no merger costs in 2010. Merger costs attributed to the business segments for 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2009	2008

Investment Bank	$27	$183
Retail Financial Services	228	90
Card Services & Auto	40	20
Commercial Banking	6	4
Treasury & Securities Services	11	—
Asset Management	6	3
Corporate/Private Equity	163	132

(d)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual from the FDIC for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations, nonfinancial assets that are not held-for-sale, such as premises and equipment and other intangibles, acquired in the Washington Mutual transaction were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.
(e)	Ratio is based on income/(loss) before extraordinary gain for 2009 and 2008.

(f)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Prior to the adoption of the new guidance, managed results for credit card excluded the impact of credit card securitizations on total net revenue, provision for credit losses and average assets, as JPMorgan Chase treated the sold receivables as if they were still on the balance sheet in evaluating the credit performance of the entire managed credit card portfolio, as operations are funded, and decisions are made about allocating resources, such as employees and capital, based on managed information. These adjustments are eliminated in reconciling items to arrive at the Firm’s reported U.S. GAAP results. The related securitization adjustments were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Noninterest revenue	NA	$(1,494)	$(3,333)
Net interest income	NA	7,937	6,945
Provision for credit losses	NA	6,443	3,612
Average assets	NA	82,233	76,904

(g)	Included a $1.5 billion charge to conform Washington Mutual’s credit loss reserve to JPMorgan Chase’s allowance methodology.

(table continued from previous page)

Treasury &			Asset							Reconciling
Securities Services			Management			Corporate/Private Equity				items(f)(i)			Total
2010	2009	2008	2010	2009	2008	2010	2009	2008		2010	2009	2008	2010	2009	2008

$4,757	$4,747	$5,196	$7,485	$6,372	$6,066	$5,359	$2,771	$(278)		$(1,866)	$(67)	$1,883	$51,693	$49,282	$28,473
2,624	2,597	2,938	1,499	1,593	1,518	2,063	3,863	347		(403)	(8,267)	(7,524)	51,001	51,152	38,779

7,381	7,344	8,134	8,984	7,965	7,584	7,422	6,634	69		(2,269)	(8,334)	(5,641)	102,694	100,434	67,252
(47)	55	82	86	188	85	14	80	1,981	(g)(h)	—	(6,443)	(3,612)	16,639	32,015	20,979
(121)	(121)	(121)	—	—	—	—	—	—		121	121	121	—	—	—
5,604	5,278	5,223	6,112	5,473	5,298	6,355	1,895	(28)		—	—	—	61,196	52,352	43,500

1,703	1,890	2,708	2,786	2,304	2,201	1,053	4,659	(1,884)		(2,148)	(1,770)	(1,908)	24,859	16,067	2,773
624	664	941	1,076	874	844	(205)	1,705	(535)		(2,148)	(1,770)	(1,908)	7,489	4,415	(926)

1,079	1,226	1,767	1,710	1,430	1,357	1,258	2,954	(1,349)		—	—	—	17,370	11,652	3,699
—	—	—	—	—	—	—	76	1,906		—	—	—	—	76	1,906

$1,079	$1,226	$1,767	$1,710	$1,430	$1,357	$1,258	$3,030	$557		$—	$—	$—	$17,370	$11,728	$5,605

$6,500	$5,000	$3,751	$6,500	$7,000	$5,645	$57,520	$52,903	$53,034		$—	$—	$—	$161,520	$145,903	$129,116
42,494	35,963	54,563	65,056	60,249	65,550	553,159	575,529	323,227		NA	(82,233)	(76,904)	2,053,251	2,024,201	1,791,617
17%	25%	47%	26%	20%	24%	NM	NM	NM		NM	NM	NM	10%	6%	4%
76	72	64	68	69	70	NM	NM	NM		NM	NM	NM	60	52	65

(h)	In November 2008, the Firm transferred $5.8 billion of higher quality credit card loans from the legacy Chase portfolio to a securitization trust previously established by WMMT. As a result of converting higher credit quality Chase-originated on-book receivables to the Trust’s seller’s interest which has a higher overall loss rate reflective of the total assets within the Trust, approximately $400 million of incremental provision for credit losses was recorded during the fourth quarter of 2008. This incremental provision for credit losses was recorded in the Corporate/Private Equity segment as the action related to the acquisition of Washington Mutual’s banking operations. For further discussion of credit card securitizations, see Note 16 on pages 244–259 of this Annual Report.

(i)	Segment managed results reflect revenue on a tax-equivalent basis with the corresponding income tax impact recorded within income tax expense/(benefit). These adjustments are eliminated in reconciling items to arrive at the Firm’s reported U.S. GAAP results. Tax-equivalent adjustments for the years ended December 31, 2010, 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Noninterest revenue	$1,745	$1,440	$1,329
Net interest income	403	330	579
Income tax expense	2,148	1,770	1,908

Merger and acquisition costs attributed to the business segments

(c)	Includes merger costs, which are reported in the Corporate/Private Equity segment. There were no merger costs in 2010. Merger costs attributed to the business segments for 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2009	2008

Investment Bank	$27	$183
Retail Financial Services	228	90
Card Services	40	20
Commercial Banking	6	4
Treasury & Securities Services	11	—
Asset Management	6	3
Corporate/Private Equity	163	132

Credit Card Securitization Adjustments

(f)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Prior to the adoption of the new guidance, managed results for credit card excluded the impact of credit card securitizations on total net revenue, provision for credit losses and average assets, as JPMorgan Chase treated the sold receivables as if they were still on the balance sheet in evaluating the credit performance of the entire managed credit card portfolio, as operations are funded, and decisions are made about allocating resources, such as employees and capital, based on managed information. These adjustments are eliminated in reconciling items to arrive at the Firm’s reported U.S. GAAP results. The related securitization adjustments were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Noninterest revenue	NA	$(1,494)	$(3,333)
Net interest income	NA	7,937	6,945
Provision for credit losses	NA	6,443	3,612
Average assets	NA	82,233	76,904

Tax-equivalent adjustment

(i)	Segment managed results reflect revenue on a tax-equivalent basis with the corresponding income tax impact recorded within income tax expense/(benefit). These adjustments are eliminated in reconciling items to arrive at the Firm’s reported U.S. GAAP results. Tax-equivalent adjustments for the years ended December 31, 2010, 2009 and 2008 were as follows.

Year ended December 31, (in millions)	2010	2009	2008

Noninterest revenue	$1,745	$1,440	$1,329
Net interest income	403	330	579
Income tax expense	2,148	1,770	1,908

Parent Company (Tables)	12 Months Ended
Dec. 31, 2010
Parent Company (Tables) [Abstract]
Schedule of Condensed Financial Statements
Parent company – statements of income

Year ended December 31, (in millions)	2010	2009	2008

Income
Dividends from subsidiaries:
Bank and bank holding company	$16,554	$15,235	$3,085
Nonbank(a)	932	1,036	1,687
Interest income from subsidiaries	985	1,501	4,539
Other interest income	294	266	212
Other income from subsidiaries, primarily fees:
Bank and bank holding company	680	233	244
Nonbank	312	742	95
Other income/(loss)	157	844	(1,038)

Total income	19,914	19,857	8,824

Expense
Interest expense to subsidiaries(a)	1,263	1,118	1,302
Other interest expense	3,782	4,696	6,879
Compensation expense	177	574	43
Other noninterest expense	363	414	732

Total expense	5,585	6,802	8,956

Income/(loss) before income tax benefit and undistributed net income of subsidiaries	14,329	13,055	(132)
Income tax benefit	511	1,269	2,582
Equity in undistributed net income of subsidiaries	2,530	(2,596)	3,155

Net income	$17,370	$11,728	$5,605

Parent company – balance sheets
December 31, (in millions)	2010	2009

Assets
Cash and due from banks	$96	$102
Deposits with banking subsidiaries	80,201	87,893
Trading assets	16,038	14,808
Available-for-sale securities	3,176	2,647
Loans	1,849	1,316
Advances to, and receivables from, subsidiaries:
Bank and bank holding company	54,887	54,152
Nonbank	72,080	81,365
Investments (at equity) in subsidiaries:
Bank and bank holding company	150,876	157,412
Nonbank(a)	38,000	32,547
Goodwill and other intangibles	1,050	1,104
Other assets	17,171	14,793

Total assets	$435,424	$448,139

Liabilities and stockholders’ equity
Borrowings from, and payables to, subsidiaries(a)	$28,332	$39,532
Other borrowed funds, primarily commercial paper	41,874	41,454
Other liabilities	7,302	8,035
Long-term debt(b)	181,810	193,753

Total liabilities	259,318	282,774
Total stockholders’ equity	176,106	165,365

Total liabilities and stockholders’ equity	$435,424	$448,139

Parent company – statements of cash flows
Year ended December 31, (in millions)	2010	2009	2008

Operating activities
Net income	$17,370	$11,728	$5,605
Less: Net income of subsidiaries(a)	20,016	13,675	7,927

Parent company net loss	(2,646)	(1,947)	(2,322)
Cash dividends from subsidiaries(a)	17,432	16,054	4,648
Other, net	1,685	1,852	1,920

Net cash provided by operating activities	16,471	15,959	4,246

Investing activities
Net change in:
Deposits with banking subsidiaries	7,692	(27,342)	(7,579)
Available-for-sale securities:
Purchases	(1,387)	(1,454)	(1,475)
Proceeds from sales and maturities	745	522	—
Loans, net	(90)	209	(102)
Advances to subsidiaries, net	8,051	28,808	(82,725)
Investments (at equity) in subsidiaries, net(a)	(871)	(6,582)	(26,212)

Net cash provided by/(used in) investing activities	14,140	(5,839)	(118,093)

Financing activities
Net change in borrowings from subsidiaries(a)	(2,039)	(4,935)	20,529
Net change in other borrowed funds	(11,843)	1,894	(12,880)
Proceeds from the issuance of long-term debt	21,610	32,304	50,013
Proceeds from the assumption of subsidiaries long-term debt(c)	—	15,264	39,778
Repayments of long-term debt	(32,893)	(31,964)	(22,972)
Proceeds from issuance of common stock	—	5,756	11,500
Excess tax benefits related to stock-based compensation	26	17	148
Proceeds from issuance of preferred stock and Warrant to the U.S. Treasury	—	—	25,000
Proceeds from issuance of other preferred stock(d)	—	—	8,098
Redemption of preferred stock issued to the U.S. Treasury	—	(25,000)	—
Redemption of other preferred stock	(352)	—	—
Treasury stock repurchased	(2,999)	—	—
Dividends paid	(1,486)	(3,422)	(5,911)
All other financing activities, net	(641)	33	469

Net cash (used in)/provided by financing activities	(30,617)	(10,053)	113,772

Net increase/(decrease) in cash and due from banks	(6)	67	(75)
Cash and due from banks at the beginning of the year, primarily with bank subsidiaries	102	35	110

Cash and due from banks at the end of the year, primarily with bank subsidiaries	$96	$102	$35

Cash interest paid	$5,090	$5,629	$7,485
Cash income taxes paid, net	7,001	3,124	156

(a)	Subsidiaries include trusts that issued guaranteed capital debt securities (“issuer trusts”). The Parent received dividends of $13 million, $14 million and $15 million from the issuer trusts in 2010, 2009 and 2008, respectively. For further discussion on these issuer trusts, see Note 22 on pages 265–266 of this Annual Report.
(b)	At December 31, 2010, long-term debt that contractually matures in 2011 through 2015 totaled $38.9 billion, $42.4 billion, $17.6 billion, $19.0 billion and $16.8 billion, respectively.
(c)	Represents the assumption of Bear Stearns long-term debt by JPMorgan Chase & Co.
(d)	2008 included the conversion of Bear Stearns’ preferred stock into JPMorgan Chase preferred stock.

Business Changes and Developments (Details) (USD $)	Sep. 25, 2008
Net assets acquired
Washington Mutuals net assets before fair value adjustments	$ 39,186,000,000
Washington Mutuals goodwill and other intangible assets	7,566,000,000
Subtotal	31,620,000,000
Washington Mutual [Member]
Purchase price
Purchase price	1,938,000,000
Direct acquisition costs	3,000,000
Total purchase price	1,941,000,000
Adjustments to reflect liabilities assumed at fair value:
Fair value of net assets acquired	11,999,000,000
Negative goodwill before allocation to nonfinancial assets	(10,058,000,000)
Negative goodwill allocated to nonfinancial assets	8,076,000,000
Negative goodwill resulting from the acquisition	(1,982,000,000)
Washington Mutual [Member] | Securities [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	(16,000,000)
Washington Mutual [Member] | Trading assets [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	(591,000,000)
Washington Mutual [Member] | Loans [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	(30,998,000,000)
Washington Mutual [Member] | Allowance for loan losses [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	8,216,000,000
Washington Mutual [Member] | Premises and equipment [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	680,000,000
Adjustments to reflect liabilities assumed at fair value:
Negative goodwill allocated to nonfinancial assets	3,200,000,000
Washington Mutual [Member] | Accrued interest and accounts receivable [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	(243,000,000)
Washington Mutual [Member] | Other assets [Member]
Adjustments to reflect assets acquired at fair value:
Adjustments	4,010,000,000
Washington Mutual [Member] | Core Deposits [Member]
Adjustments to reflect liabilities assumed at fair value:
Negative goodwill allocated to nonfinancial assets	4,900,000,000
Washington Mutual [Member] | Deposits [Member]
Adjustments to reflect liabilities assumed at fair value:
Adjustments	(686,000,000)
Washington Mutual [Member] | Other borrowed funds [Member]
Adjustments to reflect liabilities assumed at fair value:
Adjustments	68,000,000
Washington Mutual [Member] | Other Liabilities [Member]
Adjustments to reflect liabilities assumed at fair value:
Adjustments	(1,124,000,000)
Washington Mutual [Member] | Long-term Debt [Member]
Adjustments to reflect liabilities assumed at fair value:
Adjustments	$ 1,063,000,000

Business Changes and Developments (Details 1) (USD $) In Millions	Sep. 25, 2008 Washington Mutual [Member]	Sep. 25, 2008 Washington Mutual [Member] Cash and Due from Banks [Member]	Sep. 25, 2008 Washington Mutual [Member] Securities [Member]	Sep. 25, 2008 Washington Mutual [Member] Deposits With Banks [Member]	Sep. 25, 2008 Washington Mutual [Member] Trading assets [Member]	Sep. 25, 2008 Washington Mutual [Member] Federal Funds Sold and Securities Purchased under Agreements to Resell [Member]	Sep. 25, 2008 Washington Mutual [Member] Federal Funds Purchased and Securities Sold under Agreements to Repurchase [Member]	Sep. 25, 2008 Washington Mutual [Member] Trading Liabilities [Member]	Sep. 25, 2008 Washington Mutual [Member] Loans [Member]	Sep. 25, 2008 Washington Mutual [Member] Accrued interest and accounts receivable [Member]	Sep. 25, 2008 Washington Mutual [Member] Other assets [Member]	Sep. 25, 2008 Washington Mutual [Member] Mortgage servicing rights [Member]	Sep. 25, 2008 Washington Mutual [Member] Deposits [Member]	Sep. 25, 2008 Washington Mutual [Member] Other borrowed funds [Member]	Sep. 25, 2008 Washington Mutual [Member] Other Liabilities [Member]	Sep. 25, 2008 Washington Mutual [Member] Long-term Debt [Member]	May 31, 2008 Bear Stearns [Member]	May 31, 2008 Bear Stearns [Member] Cash and Due from Banks [Member]	May 31, 2008 Bear Stearns [Member] Federal Funds Sold and Securities Purchased under Agreements to Resell [Member]	May 31, 2008 Bear Stearns [Member] Securities Borrowed [Member]	May 31, 2008 Bear Stearns [Member] Goodwill [Member]	May 31, 2008 Bear Stearns [Member] Federal Funds Purchased and Securities Sold under Agreements to Repurchase [Member]	May 31, 2008 Bear Stearns [Member] Trading assets [Member]	May 31, 2008 Bear Stearns [Member] Loans [Member]	May 31, 2008 Bear Stearns [Member] Accrued interest and accounts receivable [Member]	May 31, 2008 Bear Stearns [Member] Other assets [Member]	May 31, 2008 Bear Stearns [Member] Other borrowed funds [Member]	May 31, 2008 Bear Stearns [Member] Other Liabilities [Member]	May 31, 2008 Bear Stearns [Member] Long-term Debt [Member]	May 31, 2008 Bear Stearns [Member] Trading Liabilities [Member]	May 31, 2008 Bear Stearns [Member] Beneficial Interests [Member]
Assets
Assets acquired	$ 263,991	$ 3,680	$ 17,224	$ 3,517	$ 5,691	$ 1,700			$ 206,456	$ 3,253	$ 16,596	$ 5,874					$ 288,768	$ 534	$ 21,204	$ 55,195	$ 885		$ 136,489	$ 4,407	$ 34,677	$ 35,377
Liabilities
Liabilities assumed	260,068						4,549	585					159,872	81,636	6,708	6,718	287,702					54,643					16,166	78,569	67,015	24,267	47,042
Net assets acquired	$ 3,923																$ 1,066

Business Changes and Developments (Details 2) (USD $)	Sep. 25, 2008	May 31, 2008 Share Exchange Transaction [Member] Bear Stearns [Member]	May 31, 2008 Share Cash Purchase Transaction [Member] Bear Stearns [Member]	May 31, 2008 Other Acquireee Shares [Member] Bear Stearns [Member]	May 31, 2008 Bear Stearns [Member] Trading assets [Member]	May 31, 2008 Bear Stearns [Member] Premises and equipment [Member]	May 31, 2008 Bear Stearns [Member] Other assets [Member]	Dec. 31, 2008 Bear Stearns [Member]	May 31, 2008 Bear Stearns [Member]	May 31, 2008 Bear Stearns [Member] Other Liabilities [Member]	May 31, 2008 Bear Stearns [Member] Long-term Debt [Member]
Purchase price
Bear Stearns stock outstanding		95,000,000		145,759,000					240,759,000
Cancellation of shares		(95,000,000)	(24,061,000)
Bear Stearns common stock exchanged as of May 30, 2008		121,698,000
Exchange ratio									0.21753
JPMorgan Chase common stock newly issued in acquisition of Bear Stearns								26,473,000
Average purchase price per JPMorgan Chase common share(a)									$ 45.26
Total fair value of JPMorgan Chase common stock issued									1,198,000,000
Business Acquisition, Cost of Acquired Entity, Cash Paid									298,000,000
Fair value of employee stock awards (largely to be settled by shares held in the RSU Trust(b))									242,000,000
Direct acquisition costs									27,000,000
Business Combination, Step Acquisition, Equity Interest in Acquiree, Shares									(269,000,000)
Total purchase price									1,496,000,000
Net assets acquired
Bear Stearns common stockholders equity	39,186,000,000								6,052,000
Adjustments to reflect assets acquired at fair value:
Adjustments					(3,877,000)	509,000	(288,000)
Adjustments to reflect liabilities assumed at fair value:
Adjustments										(2,289,000,000)	504,000,000
Fair value of net assets acquired excluding goodwill									611,000,000
Goodwill resulting from the merger									$ 885,000,000

Business Changes and Developments (Details 3) (Bear Stearns [Member], USD $) In Millions	May 31, 2008
Assets
Assets acquired	$ 288,768
Liabilities
Liabilities assumed	287,702
Net assets acquired	1,066
Cash and Due from Banks [Member]
Assets
Assets acquired	534
Federal Funds Sold and Securities Purchased under Agreements to Resell [Member]
Assets
Assets acquired	21,204
Securities Borrowed [Member]
Assets
Assets acquired	55,195
Trading assets [Member]
Assets
Assets acquired	136,489
Loans [Member]
Assets
Assets acquired	4,407
Accrued interest and accounts receivable [Member]
Assets
Assets acquired	34,677
Goodwill [Member]
Assets
Assets acquired	885
Other assets [Member]
Assets
Assets acquired	35,377
Federal Funds Purchased and Securities Sold under Agreements to Repurchase [Member]
Liabilities
Liabilities assumed	54,643
Other borrowed funds [Member]
Liabilities
Liabilities assumed	16,166
Other Liabilities [Member]
Liabilities
Liabilities assumed	78,569
Long-term Debt [Member]
Liabilities
Liabilities assumed	67,015
Trading Liabilities [Member]
Liabilities
Liabilities assumed	24,267
Beneficial Interests [Member]
Liabilities
Liabilities assumed	$ 47,042

Business Changes and Developments (Details 4) (USD $) In Millions, except Per Share data	12 Months Ended
Dec. 31, 2008
Unaudited pro forma condensed combined financial information reflecting the Bear Stearns merger and Washington Mutual transaction
Total net revenue	$ 68,149
Loss before extraordinary gain	(14,090)
Net loss	$ (12,184)
Basic earnings per share
Loss before extraordinary gain	$ (4.26)
Net loss	$ (3.72)
Diluted earnings per share
Loss before extraordinary gain	$ (4.26)
Net loss	$ (3.72)
Average common shares issued and outstanding
Basic	3,510.5
Diluted	3,510.5

Business Changes and Developments (Details Textuals) (USD $)	12 Months Ended			1 Months Ended			12 Months Ended					12 Months Ended		12 Months Ended			1 Months Ended				12 Months Ended			12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008	Apr. 08, 2008	Dec. 31, 2008 Washington Mutual [Member]	Sep. 25, 2008 Washington Mutual [Member]	Sep. 25, 2008 Washington Mutual [Member] Nonfinancial Assets [Member]	Dec. 31, 2008 Share Exchange Transaction [Member] Bear Stearns [Member]	Dec. 31, 2008 Share Cash Purchase Transaction [Member] Bear Stearns [Member]	Dec. 31, 2008 Bear Stearns [Member]	May 31, 2008 Bear Stearns [Member]	Apr. 08, 2008 Bear Stearns [Member]	Dec. 31, 2008 Bear Stearns [Member] Common stock [Member]	Jun. 30, 2010 RBS Sempra [Member]	Dec. 31, 2010 J.P. Morgan Cazenove [Member]	Dec. 31, 2008 Chase PayMentech Solutions [Member]	Nov. 01, 2008 Chase PayMentech Solutions [Member]	Dec. 31, 2010 Visa [Member]	Dec. 31, 2009 Visa [Member]	Dec. 31, 2008 Visa [Member]	Mar. 28, 2008 Visa [Member]	Dec. 31, 2008 Visa [Member]	Dec. 31, 2009 Highbridge Capital Management [Member]	Jan. 31, 2008 Highbridge Capital Management [Member]	Dec. 31, 2008 Share Cash Purchase Transaction [Member]	Feb. 23, 2009 Common stock [Member]
Business Changes and Developments (Numeric) [Abstract]
Dividend Rate Per Share Before Adjustment																									0.38
Dividends Payable, Amount Per Share																									0.05
Business Acquisition, Cost of Acquired Entity, Cash Paid					$ 1,938,000,000					$ 298,000,000
Business Acquisition, Cost of Acquired Entity, Purchase Price					1,941,000,000					1,496,000,000
Gain on Purchase of Business				1,900,000,000
Business Acquisition, Purchase Price Allocation, Negative Goodwill Recognized As An Extraordinary Gain					2,000,000,000	2,000,000,000
Business Acquisition, Purchase Price Allocation, Negative Goodwill					1,982,000,000
Business Acquisition, Purchase Price Allocation, Negative Goodwill					8,076,000,000
Business Acquisition, Number of Shares Acquired							95,000,000	24,000,000																24,000,000
Percentage of voting equity interests acquired in Bear Stearns			39.50%								39.50%												77.50%
JPMorgan Chase common stock newly issued in acquisition of Bear Stearns									26,473,000			20,700,000
Business Acquisition, Average Cost Per Share Acquired								12.37
Business Combination, Step Acquisition, Equity Interest in Acquiree, Percentage										0.494
Business Acquisition, Conversion Rate of Acquirer to Acquiree Common Stock										0.21753
Variable Interest Entity, Description of Entity	In conjunction with the Bear Stearns merger, in June 2008, the Federal Reserve Bank of New York ("FRBNY") took control, through an LLC formed for this purpose, of a portfolio of $30.0 billion in assets, based on the value of the portfolio as of March 14, 2008. The assets of the LLC were funded by a $28.85 billion term loan from the FRBNY and a $1.15 billion subordinated loan from JPMorgan Chase.								In conjunction with the Bear Stearns merger, in June 2008, the Federal Reserve Bank of New York ("FRBNY") took control, through an LLC formed for this purpose, of a portfolio of $30 billion in assets, based on the value of the portfolio as of March 14, 2008. The assets of the LLC were funded by a $28.85 billion term loan from the FRBNY and a $1.15 billion subordinated loan from JPMorgan Chase.
Variable Interest Subordinated Loan Contract Amount	1,150,000,000									1,150,000,000
The number of shares of JPMorgan Chase stock exchanged for shares of Bear Stearns stock held in the RSU trust										6,000,000
Business Combination, Step Acquisition, Equity Interest in Acquiree, Percentage Acquired										50.60%
Business Acquisition, Pro Forma Adjustments		1,300,000,000
Adjustment to capital surplus resulting from the purchase of the remaining interest in J.P. Morgan Cazenove														1,273,000,000								228,000,000
Net assets of of RBS Sempra Commodities' global oil, global metals and European power and gas businesses acquired by JPMorgan Chase													1,700,000,000
Debt of RBS Sempra Commodities' global oil, global metals and European power and gas businesses acquired by JPMorgan Chase, which was immediately repaid													3,300,000,000
The percentage of the business retained of the Chase Paymentech Solutions joint venture after its dissolution																51.00%
Gain (loss) from Divestiture of Interest in Joint Venture															627,000,000
Sale of Stock, Percentage of Ownership before Transaction																				13.00%
Gain (Loss) on Sale of Equity Method Investments																					1,500,000,000
Equity method investee, amount held in escrow for litigation																				3,000,000,000
Equity method investee, additional amount added to escrow Held For Litigation																	$ 1,300,000,000	$ 700,000,000	$ 1,100,000,000

Fair Value Measurement (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Level 1 [Member]	Dec. 31, 2009 Level 1 [Member]	Dec. 31, 2010 Level 1 [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Equity Securities [Member]	Dec. 31, 2009 Level 1 [Member] Equity Securities [Member]	Dec. 31, 2010 Level 1 [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member] Physical commodities [Member]	Dec. 31, 2009 Level 1 [Member] Physical commodities [Member]	Dec. 31, 2010 Level 1 [Member] Others [Member]	Dec. 31, 2009 Level 1 [Member] Others [Member]	Dec. 31, 2010 Level 1 [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2009 Level 1 [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2010 Level 1 [Member] Other assets [Member]	Dec. 31, 2009 Level 1 [Member] Other assets [Member]	Dec. 31, 2010 Level 1 [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Level 1 [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Level 1 [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Level 1 [Member] Equity Contract [Member]	Dec. 31, 2010 Level 1 [Member] Commodity Contract [Member]	Dec. 31, 2010 Level 1 [Member] Debt Securities [Member]	Dec. 31, 2009 Level 1 [Member] Debt Securities [Member]	Dec. 31, 2010 Level 1 [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 1 [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 1 [Member]	Dec. 31, 2009 Level 1 [Member]	Dec. 31, 2010 Level 1 [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Level 1 [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Level 1 [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Level 1 [Member] Equity Contract [Member]	Dec. 31, 2010 Level 1 [Member] Commodity Contract [Member]	Dec. 31, 2010 Level 2 [Member]	Dec. 31, 2009 Level 2 [Member]	Dec. 31, 2010 Level 2 [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Equity Securities [Member]	Dec. 31, 2009 Level 2 [Member] Equity Securities [Member]	Dec. 31, 2010 Level 2 [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member] Physical commodities [Member]	Dec. 31, 2009 Level 2 [Member] Physical commodities [Member]	Dec. 31, 2010 Level 2 [Member] Others [Member]	Dec. 31, 2009 Level 2 [Member] Others [Member]	Dec. 31, 2010 Level 2 [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2009 Level 2 [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2010 Level 2 [Member] Other assets [Member]	Dec. 31, 2009 Level 2 [Member] Other assets [Member]	Dec. 31, 2010 Level 2 [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Level 2 [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Level 2 [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Level 2 [Member] Equity Contract [Member]	Dec. 31, 2010 Level 2 [Member] Commodity Contract [Member]	Dec. 31, 2010 Level 2 [Member] Debt Securities [Member]	Dec. 31, 2009 Level 2 [Member] Debt Securities [Member]	Dec. 31, 2010 Level 2 [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 2 [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 2 [Member]	Dec. 31, 2009 Level 2 [Member]	Dec. 31, 2010 Level 2 [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Level 2 [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Level 2 [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Level 2 [Member] Equity Contract [Member]	Dec. 31, 2010 Level 2 [Member] Commodity Contract [Member]	Dec. 31, 2010 Level 3 [Member]	Dec. 31, 2009 Level 3 [Member]	Dec. 31, 2010 Level 3 [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Equity Securities [Member]	Dec. 31, 2009 Level 3 [Member] Equity Securities [Member]	Dec. 31, 2010 Level 3 [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member] Physical commodities [Member]	Dec. 31, 2009 Level 3 [Member] Physical commodities [Member]	Dec. 31, 2010 Level 3 [Member] Others [Member]	Dec. 31, 2009 Level 3 [Member] Others [Member]	Dec. 31, 2010 Level 3 [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2009 Level 3 [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2010 Level 3 [Member] Other assets [Member]	Dec. 31, 2009 Level 3 [Member] Other assets [Member]	Dec. 31, 2010 Level 3 [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Level 3 [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Level 3 [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Level 3 [Member] Equity Contract [Member]	Dec. 31, 2010 Level 3 [Member] Commodity Contract [Member]	Dec. 31, 2010 Level 3 [Member] Debt Securities [Member]	Dec. 31, 2009 Level 3 [Member] Debt Securities [Member]	Dec. 31, 2010 Level 3 [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Level 3 [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Level 3 [Member]	Dec. 31, 2009 Level 3 [Member]	Dec. 31, 2010 Level 3 [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Level 3 [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Level 3 [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Level 3 [Member] Equity Contract [Member]	Dec. 31, 2010 Level 3 [Member] Commodity Contract [Member]	Dec. 31, 2010 Netting adjustments [Member]	Dec. 31, 2009 Netting adjustments [Member]	Dec. 31, 2010 Netting adjustments [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Loans [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Equity Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Equity Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Physical commodities [Member]	Dec. 31, 2009 Netting adjustments [Member] Physical commodities [Member]	Dec. 31, 2010 Netting adjustments [Member] Others [Member]	Dec. 31, 2009 Netting adjustments [Member] Others [Member]	Dec. 31, 2010 Netting adjustments [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2009 Netting adjustments [Member] Limited partnerships - Private equity funds [Member]	Dec. 31, 2010 Netting adjustments [Member] Other assets [Member]	Dec. 31, 2009 Netting adjustments [Member] Other assets [Member]	Dec. 31, 2010 Netting adjustments [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Equity Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Commodity Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Debt Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Debt Securities [Member]	Dec. 31, 2010 Netting adjustments [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Netting adjustments [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Netting adjustments [Member]	Dec. 31, 2009 Netting adjustments [Member]	Dec. 31, 2010 Netting adjustments [Member] Interest Rate Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Credit Risk Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Foreign Exchange Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Equity Contract [Member]	Dec. 31, 2010 Netting adjustments [Member] Commodity Contract [Member]	Dec. 31, 2010 Trading assets [Member]	Dec. 31, 2009 Trading assets [Member]	Dec. 31, 2010 Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Mortgage-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Mortgage-backed securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2009 US Government Corporations and Agencies Securities [Member] Debt Securities [Member]	Dec. 31, 2010 US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 US Government Corporations and Agencies Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2009 Residential mortgage [Member] Debt Securities [Member]	Dec. 31, 2010 Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Residential mortgage [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2009 Commercial and other [Member] Debt Securities [Member]	Dec. 31, 2010 Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Commercial and other [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2009 U.S. Treasury and government agencies [Member] Debt Securities [Member]	Dec. 31, 2010 U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 U.S. Treasury and government agencies [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2009 Obligations of U.S. states and municipalities [Member] Debt Securities [Member]	Dec. 31, 2010 Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Obligations of U.S. states and municipalities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2009 Certificates Of Deposit Bankers Acceptances Commercial Paper [Member] Debt Securities [Member]	Dec. 31, 2010 Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Certificates of Deposit [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2009 Non-U.S. government debt securities [Member] Debt Securities [Member]	Dec. 31, 2010 Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Non-U.S. government debt securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2009 Corporate Debt Securities [Member] Debt Securities [Member]	Dec. 31, 2010 Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Corporate Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Loans [Member] Debt Securities [Member]	Dec. 31, 2009 Loans [Member] Debt Securities [Member]	Dec. 31, 2010 Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2009 Asset-backed securities [Member] Debt Securities [Member]	Dec. 31, 2010 Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Collateralized Credit Card Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Collateralized loan obligations [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Other, Debt Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Equity Securities [Member]	Dec. 31, 2009 Equity Securities [Member]	Dec. 31, 2010 Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2009 Equity Securities [Member] Available-for-sale Securities [Member]	Dec. 31, 2010 Physical commodities [Member]	Dec. 31, 2009 Physical commodities [Member]	Dec. 31, 2010 Others [Member]	Dec. 31, 2009 Others [Member]	Dec. 31, 2010 Limited partnerships - Private equity funds [Member]	Dec. 31, 2009 Limited partnerships - Private equity funds [Member]	Dec. 31, 2010 Other assets [Member]	Dec. 31, 2009 Other assets [Member]	Dec. 31, 2010 Interest Rate Contract [Member]	Dec. 31, 2010 Credit Risk Contract [Member]	Dec. 31, 2010 Foreign Exchange Contract [Member]	Dec. 31, 2010 Equity Contract [Member]	Dec. 31, 2010 Commodity Contract [Member]	Dec. 31, 2010 Debt Securities [Member]	Dec. 31, 2009 Debt Securities [Member]	Dec. 31, 2010 Available-for-sale Securities [Member]	Dec. 31, 2009 Available-for-sale Securities [Member]
Assets and liabilities measured at fair value on a recurring basis [Abstract]
Federal funds sold and securities purchased under resale agreements, at fair value	$ 20,299,000,000	$ 20,536,000,000		$ 0	$ 0																																																																											$ 20,299,000,000	$ 20,536,000,000																																																																											$ 0	$ 0																																																																											$ 0	$ 0
Securities borrowed	13,961,000,000	7,032,000,000		0	0																																																																											13,961,000,000	7,032,000,000																																																																											0	0																																																																											0	0
Total debt and equity instruments	409,411,000,000	330,918,000,000		223,530,000,000	156,980,000,000	36,813,000,000	33,092,000,000			36,813,000,000	33,092,000,000			0	0			0	0			12,863,000,000	13,701,000,000			0	0			0	0			31,127,000,000	25,684,000,000			0	0			0	0	0	0							124,400,000,000	75,053,000,000			18,327,000,000	9,450,000,000	0	0										80,803,000,000	72,477,000,000										152,004,000,000	138,772,000,000	14,638,000,000	11,194,000,000			10,738,000,000	8,373,000,000			2,807,000,000	2,284,000,000			1,093,000,000	537,000,000			9,026,000,000	9,559,000,000			11,715,000,000	5,681,000,000			3,248,000,000	5,419,000,000			38,482,000,000	32,487,000,000			42,280,000,000	48,754,000,000			21,736,000,000	18,330,000,000	2,743,000,000	1,428,000,000							3,153,000,000	3,450,000,000			2,708,000,000	586,000,000	2,275,000,000	1,884,000,000										143,868,000,000	132,852,000,000										33,877,000,000	35,166,000,000	2,930,000,000	3,145,000,000			174,000,000	260,000,000			687,000,000	1,115,000,000			2,069,000,000	1,770,000,000			0	0			2,257,000,000	1,971,000,000			0	0			697,000,000	734,000,000			4,946,000,000	5,241,000,000			13,144,000,000	13,218,000,000	7,965,000,000	7,975,000,000							1,685,000,000	1,956,000,000			0	0	253,000,000	926,000,000										31,939,000,000	32,284,000,000										0	0	0	0			0	0			0	0			0	0			0	0			0	0			0	0			0	0			0	0			0	0	0	0							0	0			0	0	0	0										0	0												54,381,000,000	47,431,000,000			47,725,000,000	41,725,000,000			3,494,000,000	3,399,000,000			3,162,000,000	2,307,000,000			21,889,000,000	23,260,000,000			13,972,000,000	7,652,000,000			3,248,000,000	5,419,000,000			70,306,000,000	58,905,000,000			47,226,000,000	53,995,000,000			34,880,000,000	31,548,000,000	10,708,000,000	9,403,000,000							129,238,000,000	80,459,000,000			21,035,000,000	10,036,000,000	2,528,000,000	2,810,000,000										256,610,000,000	237,613,000,000
Derivative receivables	80,481,000,000	80,210,000,000		4,753,000,000	2,344,000,000																																																											2,278,000,000	0	1,121,000,000	30,000,000	1,324,000,000												1,489,340,000,000	1,516,490,000,000																																																											1,120,282,000,000	111,827,000,000	163,114,000,000	38,041,000,000	56,076,000,000												35,319,000,000	46,684,000,000																																																											5,422,000,000	17,902,000,000	4,236,000,000	5,562,000,000	2,197,000,000												(1,448,931,000,000)	(1,485,308,000,000)																																																											(1,095,427,000,000)	(122,004,000,000)	(142,613,000,000)	(39,429,000,000)	(49,458,000,000)																																																																								32,555,000,000	7,725,000,000	25,858,000,000	4,204,000,000	10,139,000,000
Total trading assets	489,892,000,000	411,128,000,000		228,283,000,000	159,324,000,000																																																																											1,641,344,000,000	1,655,262,000,000																																																																											69,196,000,000	81,850,000,000																																																																											(1,448,931,000,000)	(1,485,308,000,000)
Available-for-sale securities	316,300,000,000	360,400,000,000						104,736,000,000	158,957,000,000			104,736,000,000	158,957,000,000			0	0			0	0			522,000,000	405,000,000			31,000,000	0			6,000,000	0			13,107,000,000	5,506,000,000			1,000,000	1,000,000					0	0	0	0	0	0			1,998,000,000	2,466,000,000																120,401,000,000	167,335,000,000												69,862,000,000	28,304,000,000			15,490,000,000	8,941,000,000			48,969,000,000	14,773,000,000			5,403,000,000	4,590,000,000			10,826,000,000	29,592,000,000			11,272,000,000	6,188,000,000			3,641,000,000	2,650,000,000			7,670,000,000	18,997,000,000			61,793,000,000	62,007,000,000					7,608,000,000	25,742,000,000	128,000,000	5,000,000	8,777,000,000	6,206,000,000			53,000,000	146,000,000																181,630,000,000	179,837,000,000												256,000,000	25,000,000			0	0			5,000,000	25,000,000			251,000,000	0			0	0			256,000,000	349,000,000			0	0			0	0			0	0					0	0	13,470,000,000	12,144,000,000	305,000,000	588,000,000			0	87,000,000																14,287,000,000	13,193,000,000												0	0			0	0			0	0			0	0			0	0			0	0			0	0			0	0			0	0					0	0	0	0	0	0			0	0																0	0												174,854,000,000	187,286,000,000			120,226,000,000	167,898,000,000			48,974,000,000	14,798,000,000			5,654,000,000	4,590,000,000			11,348,000,000	29,997,000,000			11,559,000,000	6,537,000,000			3,647,000,000	2,650,000,000			20,777,000,000	24,503,000,000			61,794,000,000	62,008,000,000					7,608,000,000	25,742,000,000	13,598,000,000	12,149,000,000	9,082,000,000	6,794,000,000			2,051,000,000	2,699,000,000																316,318,000,000	360,365,000,000
Loans	1,976,000,000	1,364,000,000		0	0																																																																											510,000,000	374,000,000																																																																											1,466,000,000	990,000,000																																																																											0	0
Mortgage servicing rights	13,649,000,000	15,531,000,000	9,403,000,000	0	0																																																																											0	0																																																																											13,649,000,000	15,531,000,000																																																																											0	0
Other assets	18,201,000,000	24,177,000,000		5,142,000,000	7,406,000,000																																																							49,000,000	165,000,000	5,093,000,000	7,241,000,000																	1,018,000,000	687,000,000																																																							826,000,000	597,000,000	192,000,000	90,000,000																	12,041,000,000	16,084,000,000																																																							7,862,000,000	6,563,000,000	4,179,000,000	9,521,000,000																	0	0																																																							0	0	0	0																																																																									8,737,000,000	7,325,000,000	9,464,000,000	16,852,000,000
Total assets measured at fair value on a recurring basis	874,296,000,000	840,133,000,000		353,826,000,000	334,065,000,000																																																																											1,858,762,000,000	1,863,728,000,000																																																																											110,639,000,000	127,648,000,000																																																																											(1,448,931,000,000)	(1,485,308,000,000)
Fair Value Assets Measured On Recurring Basis Numeric [Abstract]
Commercial first lien mortgages																																																																																																																																																																																																																																																																																																																				2,600,000,000	2,700,000,000
Investment valued at net asset value	12,100,000,000	16,800,000,000		5,900,000,000	9,000,000,000																																																																											2,000,000,000	3,200,000,000																																																																											4,200,000,000	4,600,000,000
Fair Value Level Three To Level Two Transfers Amount																																																																																																																																																																																																																																																																																																																				1,200,000,000
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Deposits	4,369,000,000	4,455,000,000																																																																							0	0																																																																											3,736,000,000	3,979,000,000																																																																											633,000,000	476,000,000																																																																											0	0
Federal funds purchased and securities loaned or sold under repurchase agreements	4,060,000,000	3,396,000,000																																																																							0	0																																																																											4,060,000,000	3,396,000,000																																																																											0	0																																																																											0	0
Other borrowed funds	9,931,000,000	5,637,000,000																																																																							0	0																																																																											8,959,000,000	5,095,000,000																																																																											972,000,000	542,000,000																																																																											0	0
Debt and equity instruments	76,947,000,000	64,946,000,000																																																																							58,468,000,000	50,577,000,000																																																																											18,425,000,000	14,359,000,000																																																																											54,000,000	10,000,000																																																																											0	0
Derivative payables	69,219,000,000	60,125,000,000																																																																							4,481,000,000	2,038,000,000	2,625,000,000	0	972,000,000	22,000,000	862,000,000																																																																						1,450,343,000,000	1,481,813,000,000	1,085,233,000,000	112,545,000,000	158,908,000,000	39,046,000,000	54,611,000,000																																																																						30,285,000,000	35,332,000,000	2,586,000,000	12,516,000,000	4,850,000,000	7,331,000,000	3,002,000,000																																																																						(1,415,890,000,000)	(1,459,058,000,000)	(1,070,057,000,000)	(119,923,000,000)	(139,715,000,000)	(35,949,000,000)	(50,246,000,000)																																																													20,387,000,000	5,138,000,000	25,015,000,000	10,450,000,000	8,229,000,000
Trading liabilities	146,166,000,000	125,071,000,000																																																																							62,949,000,000	52,615,000,000																																																																											1,468,768,000,000	1,496,172,000,000																																																																											30,339,000,000	35,342,000,000																																																																											(1,415,890,000,000)	(1,459,058,000,000)
Accounts payable and other liabilities	236,000,000	357,000,000																																																																							0	0																																																																											0	2,000,000																																																																											236,000,000	355,000,000																																																																											0	0
Beneficial interests issued by consolidated VIEs	1,495,000,000	1,410,000,000																																																																							0	0																																																																											622,000,000	785,000,000																																																																											873,000,000	625,000,000																																																																											0	0
Long-term debt	38,839,000,000	48,972,000,000																																																																							0	0																																																																											25,795,000,000	30,685,000,000																																																																											13,044,000,000	18,287,000,000																																																																											0	0
Total liabilities measured at fair value on a recurring basis	$ 205,096,000,000	$ 189,298,000,000																																																																							$ 62,949,000,000	$ 52,615,000,000																																																																											$ 1,511,940,000,000	$ 1,540,114,000,000																																																																											$ 46,097,000,000	$ 55,627,000,000																																																																											$ (1,415,890,000,000)	$ (1,459,058,000,000)

Fair Value Measurement (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets
Securities, at fair value	$ 316,300	$ 360,400
Total debt and equity instruments	409,411	330,918
Trading assets [Member]
Assets
Fair Value, Beginning balance	35,166	41,420	24,066
Total realized/ unrealized gains/(losses)	413	(671)	(12,805)
Purchases, issuances settlements, net	(478)	(9,287)	6,201
Transfers into and/or out of level 3	(1,224)	3,704	23,958
Fair Value, Ending Balance	33,877	35,166	41,420
Change in unrealized gains/(losses) related to financial instruments	306	(1,986)	(9,860)
Debt Securities [Member]
Assets
Fair Value, Beginning balance	32,284	38,814
Total realized/ unrealized gains/(losses)	270	(443)
Purchases, issuances settlements, net	635	(8,522)
Transfers into and/or out of level 3	(1,250)	2,435
Fair Value, Ending Balance	31,939	32,284
Change in unrealized gains/(losses) related to financial instruments	9	(1,816)
Debt Securities [Member] | Loans [Member]
Assets
Fair Value, Beginning balance	13,218	17,091
Total realized/ unrealized gains/(losses)	(40)	(871)
Purchases, issuances settlements, net	1,296	(3,497)
Transfers into and/or out of level 3	(1,330)	495
Fair Value, Ending Balance	13,144	13,218
Change in unrealized gains/(losses) related to financial instruments	(385)	(1,167)
Total debt and equity instruments	13,100
Debt Securities [Member] | Asset-backed securities [Member]
Assets
Fair Value, Beginning balance	7,975	7,106
Total realized/ unrealized gains/(losses)	333	1,436
Purchases, issuances settlements, net	(354)	(378)
Transfers into and/or out of level 3	11	(189)
Fair Value, Ending Balance	7,965	7,975
Change in unrealized gains/(losses) related to financial instruments	292	734
Mortgage-backed securities [Member]
Assets
Fair Value, Beginning balance	3,145	5,989
Total realized/ unrealized gains/(losses)	432	(1,062)
Purchases, issuances settlements, net	(704)	(508)
Transfers into and/or out of level 3	57	(1,274)
Fair Value, Ending Balance	2,930	3,145
Change in unrealized gains/(losses) related to financial instruments	209	(1,222)
US Government Corporations and Agencies Securities [Member]
Assets
Fair Value, Beginning balance	260	163
Total realized/ unrealized gains/(losses)	24	(38)
Purchases, issuances settlements, net	(107)	62
Transfers into and/or out of level 3	(3)	73
Fair Value, Ending Balance	174	260
Change in unrealized gains/(losses) related to financial instruments	(31)	(38)
Residential mortgage [Member]
Assets
Fair Value, Beginning balance	1,115	3,339
Total realized/ unrealized gains/(losses)	178	(782)
Purchases, issuances settlements, net	(564)	(245)
Transfers into and/or out of level 3	(42)	(1,197)
Fair Value, Ending Balance	687	1,115
Change in unrealized gains/(losses) related to financial instruments	110	(871)
Commercial and other [Member]
Assets
Fair Value, Beginning balance	1,770	2,487
Total realized/ unrealized gains/(losses)	230	(242)
Purchases, issuances settlements, net	(33)	(325)
Transfers into and/or out of level 3	102	(150)
Fair Value, Ending Balance	2,069	1,770
Change in unrealized gains/(losses) related to financial instruments	130	(313)
Obligations of U.S. states and municipalities [Member]
Assets
Fair Value, Beginning balance	1,971	2,641
Total realized/ unrealized gains/(losses)	2	(22)
Purchases, issuances settlements, net	142	(648)
Transfers into and/or out of level 3	142	0
Fair Value, Ending Balance	2,257	1,971
Change in unrealized gains/(losses) related to financial instruments	(30)	(123)
Non-U.S. government debt securities [Member]
Assets
Fair Value, Beginning balance	734	707
Total realized/ unrealized gains/(losses)	(132)	38
Purchases, issuances settlements, net	140	(75)
Transfers into and/or out of level 3	(45)	64
Fair Value, Ending Balance	697	734
Change in unrealized gains/(losses) related to financial instruments	(105)	34
Corporate Debt Securities [Member]
Assets
Fair Value, Beginning balance	5,241	5,280
Total realized/ unrealized gains/(losses)	(325)	38
Purchases, issuances settlements, net	115	(3,416)
Transfers into and/or out of level 3	(85)	3,339
Fair Value, Ending Balance	4,946	5,241
Change in unrealized gains/(losses) related to financial instruments	28	(72)
Equity Securities [Member]
Assets
Fair Value, Beginning balance	1,956	1,380
Total realized/ unrealized gains/(losses)	133	(149)
Purchases, issuances settlements, net	(351)	(512)
Transfers into and/or out of level 3	(53)	1,237
Fair Value, Ending Balance	1,685	1,956
Change in unrealized gains/(losses) related to financial instruments	199	(51)
Available-for-sale Securities [Member]
Assets
Fair Value, Beginning balance	13,193	12,391	101
Total realized/ unrealized gains/(losses)	(195)	(271)	(1,232)
Purchases, issuances settlements, net	1,226	1,414	3,772
Transfers into and/or out of level 3	63	(341)	9,750
Fair Value, Ending Balance	14,287	13,193	12,391
Change in unrealized gains/(losses) related to financial instruments	(111)	(5)	(422)
Available-for-sale Securities [Member] | Others [Member]
Assets
Fair Value, Beginning balance	461	944
Total realized/ unrealized gains/(losses)	(49)	(269)
Purchases, issuances settlements, net	37	302
Transfers into and/or out of level 3	63	(516)
Fair Value, Ending Balance	512	461
Change in unrealized gains/(losses) related to financial instruments	18	43
Available-for-sale Securities [Member] | Asset-backed securities [Member]
Assets
Fair Value, Beginning balance	12,732	11,447
Total realized/ unrealized gains/(losses)	(146)	(2)
Purchases, issuances settlements, net	1,189	1,112
Transfers into and/or out of level 3	0	175
Fair Value, Ending Balance	13,775	12,732
Change in unrealized gains/(losses) related to financial instruments	(129)	(48)
Interest Rate Contract [Member]
Assets
Fair Value, Beginning balance	2,040
Total realized/ unrealized gains/(losses)	3,057
Purchases, issuances settlements, net	(2,520)
Transfers into and/or out of level 3	259
Fair Value, Ending Balance	2,836
Change in unrealized gains/(losses) related to financial instruments	487
Credit Risk Contract [Member]
Assets
Fair Value, Beginning balance	10,350
Total realized/ unrealized gains/(losses)	(1,757)
Purchases, issuances settlements, net	(3,102)
Transfers into and/or out of level 3	(105)
Fair Value, Ending Balance	5,386
Change in unrealized gains/(losses) related to financial instruments	(1,048)
Foreign Exchange Contract [Member]
Assets
Fair Value, Beginning balance	1,082
Total realized/ unrealized gains/(losses)	(913)
Purchases, issuances settlements, net	(434)
Transfers into and/or out of level 3	(349)
Fair Value, Ending Balance	(614)
Change in unrealized gains/(losses) related to financial instruments	(464)
Equity Contract [Member]
Assets
Fair Value, Beginning balance	(1,791)
Total realized/ unrealized gains/(losses)	7
Purchases, issuances settlements, net	(121)
Transfers into and/or out of level 3	136
Fair Value, Ending Balance	(1,769)
Change in unrealized gains/(losses) related to financial instruments	(11)
Commodity Contract [Member]
Assets
Fair Value, Beginning balance	(329)
Total realized/ unrealized gains/(losses)	(700)
Purchases, issuances settlements, net	134
Transfers into and/or out of level 3	90
Fair Value, Ending Balance	(805)
Change in unrealized gains/(losses) related to financial instruments	(76)
Derivative Receivables Net Of Payables[ Member]
Assets
Fair Value, Beginning balance	11,352	9,507	633
Total realized/ unrealized gains/(losses)	(306)	(11,406)	4,556
Purchases, issuances settlements, net	(6,043)	(3,448)	2,290
Transfers into and/or out of level 3	31	16,699	2,028
Fair Value, Ending Balance	5,034	11,352	9,507
Change in unrealized gains/(losses) related to financial instruments	(1,112)	(10,835)	1,814
Mortgage servicing rights [Member]
Assets
Fair Value, Beginning balance	15,531	9,403	8,632
Total realized/ unrealized gains/(losses)	(2,268)	5,807	(6,933)
Purchases, issuances settlements, net	386	321	7,704
Transfers into and/or out of level 3	0	0	0
Fair Value, Ending Balance	13,649	15,531	9,403
Change in unrealized gains/(losses) related to financial instruments	(2,268)	5,807	(6,933)
Limited partnerships - Private equity funds [Member]
Assets
Fair Value, Beginning balance	6,563	6,369	6,763
Total realized/ unrealized gains/(losses)	1,038	(407)	(638)
Purchases, issuances settlements, net	715	582	320
Transfers into and/or out of level 3	(454)	19	(76)
Fair Value, Ending Balance	7,862	6,563	6,369
Change in unrealized gains/(losses) related to financial instruments	688	(369)	(1,089)
Other assets [Member]
Assets
Fair Value, Beginning balance	9,521	8,114	5,978
Total realized/ unrealized gains/(losses)	(113)	(676)	(940)
Purchases, issuances settlements, net	(5,132)	2,439	2,787
Transfers into and/or out of level 3	(97)	(356)	289
Fair Value, Ending Balance	4,179	9,521	8,114
Change in unrealized gains/(losses) related to financial instruments	37	(612)	(753)
Loans [Member]
Assets
Fair Value, Beginning balance	990	2,667	8,380
Total realized/ unrealized gains/(losses)	145	(448)	(1,547)
Purchases, issuances settlements, net	323	(1,096)	12
Transfers into and/or out of level 3	8	677	(4,178)
Fair Value, Ending Balance	1,466	990	2,667
Change in unrealized gains/(losses) related to financial instruments	37	(488)	(1,324)
Others [Member]
Assets
Fair Value, Beginning balance	926	1,226
Total realized/ unrealized gains/(losses)	10	(79)
Purchases, issuances settlements, net	(762)	(253)
Transfers into and/or out of level 3	79	32
Fair Value, Ending Balance	253	926
Change in unrealized gains/(losses) related to financial instruments	98	(119)
Deposits [Member]
Liabilities
Beginning balance	476	1,235	1,161
Total realized/ unrealized (gains)/losses	54	47	(57)
Purchases, issuances settlements, net	(226)	(870)	79
Transfers into and/or out of level 3	329	64	52
Ending balance	633	476	1,235
Change in unrealized (gains)/losses related to financial instruments	(77)	(36)	(69)
Other borrowed funds [Member]
Liabilities
Beginning balance	542	101	105
Total realized/ unrealized (gains)/losses	(123)	(73)	(7)
Purchases, issuances settlements, net	795	621	53
Transfers into and/or out of level 3	(242)	(107)	(50)
Ending balance	972	542	101
Change in unrealized (gains)/losses related to financial instruments	445	9	(24)
Debt and equity securities [Member]
Liabilities
Beginning balance	10	288	480
Total realized/ unrealized (gains)/losses	2	64	(73)
Purchases, issuances settlements, net	19	(339)	(33)
Transfers into and/or out of level 3	23	(3)	(86)
Ending balance	54	10	288
Change in unrealized (gains)/losses related to financial instruments	0	12	(125)
Accounts payable and other liabilities [Member]
Liabilities
Beginning balance	355	0	25
Total realized/ unrealized (gains)/losses	(138)	(55)	(25)
Purchases, issuances settlements, net	19	410	0
Transfers into and/or out of level 3	0	0	0
Ending balance	236	355	0
Change in unrealized (gains)/losses related to financial instruments	37	(29)	0
Beneficial interests issued by consolidated VIEs [Member]
Liabilities
Beginning balance	625	0	82
Total realized/ unrealized (gains)/losses	(7)	344	(24)
Purchases, issuances settlements, net	87	(598)	(603)
Transfers into and/or out of level 3	168	879	545
Ending balance	873	625	0
Change in unrealized (gains)/losses related to financial instruments	(76)	327	0
Long-term Debt [Member]
Liabilities
Beginning balance	18,287	16,548	21,938
Total realized/ unrealized (gains)/losses	(532)	1,367	(4,502)
Purchases, issuances settlements, net	(4,796)	(2,738)	(1,717)
Transfers into and/or out of level 3	85	3,110	829
Ending balance	13,044	18,287	16,548
Change in unrealized (gains)/losses related to financial instruments	$ 662	$ 1,728	$ (3,682)

Fair Value Measurement (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets and liabilities measured at fair value on a nonrecurring basis [Abstract]
Loans retained	$ 6,174,000,000	$ 5,681,000,000
Loans held-for-sale	3,512,000,000	1,630,000,000
Total loans	9,686,000,000	7,311,000,000
Other real estate owned	389,000,000	694,000,000
Other assets	2,000,000	184,000,000
Total other assets	391,000,000	878,000,000
Total assets at fair value on a nonrecurring basis	10,077,000,000	8,189,000,000
Accounts payable and other liabilities	71,000,000	126,000,000
Total liabilities at fair value on a nonrecurring basis	71,000,000	126,000,000
Nonrecurring fair value changes [Abstract]
Nonrecurring fair value gains/(losses)	(3,353,000,000)	(4,012,000,000)	(4,857,000,000)
Level 1 [Member]
Assets and liabilities measured at fair value on a nonrecurring basis [Abstract]
Loans retained	0	0
Loans held-for-sale	0	0
Total loans	0	0
Other real estate owned	0	0
Other assets	0	0
Total other assets	0	0
Total assets at fair value on a nonrecurring basis	0	0
Accounts payable and other liabilities	0	0
Total liabilities at fair value on a nonrecurring basis	0	0
Level 2 [Member]
Assets and liabilities measured at fair value on a nonrecurring basis [Abstract]
Loans retained	5,484,000,000	4,544,000,000
Loans held-for-sale	312,000,000	601,000,000
Total loans	5,796,000,000	5,145,000,000
Other real estate owned	78,000,000	307,000,000
Other assets	0	0
Total other assets	78,000,000	307,000,000
Total assets at fair value on a nonrecurring basis	5,874,000,000	5,452,000,000
Accounts payable and other liabilities	53,000,000	87,000,000
Total liabilities at fair value on a nonrecurring basis	53,000,000	87,000,000
Level 3 [Member]
Assets and liabilities measured at fair value on a nonrecurring basis [Abstract]
Loans retained	690,000,000	1,137,000,000
Loans held-for-sale	3,200,000,000	1,029,000,000
Total loans	3,890,000,000	2,166,000,000
Other real estate owned	311,000,000	387,000,000
Other assets	2,000,000	184,000,000
Total other assets	313,000,000	571,000,000
Total assets at fair value on a nonrecurring basis	4,203,000,000	2,737,000,000
Accounts payable and other liabilities	18,000,000	39,000,000
Total liabilities at fair value on a nonrecurring basis	18,000,000	39,000,000
Nonrecurring fair value changes [Abstract]
Derivative receivables (numeric)	35,300,000,000
Derivative liabilities with risk characteristics similar to those of derivative receivables assets (numeric)	5,600,000,000
Loans retained [Member]
Nonrecurring fair value changes [Abstract]
Nonrecurring fair value gains/(losses)	(3,413,000,000)	(3,550,000,000)	(1,159,000,000)
Loans held-for-sale [Member]
Nonrecurring fair value changes [Abstract]
Nonrecurring fair value gains/(losses)	29,000,000	(389,000,000)	(2,728,000,000)
Loans [Member]
Nonrecurring fair value changes [Abstract]
Nonrecurring fair value gains/(losses)	(3,384,000,000)	(3,939,000,000)	(3,887,000,000)
Other assets [Member]
Nonrecurring fair value changes [Abstract]
Nonrecurring fair value gains/(losses)	25,000,000	(104,000,000)	(685,000,000)
Accounts payable and other liabilities [Member]
Nonrecurring fair value changes [Abstract]
Nonrecurring fair value gains/(losses)	$ 6,000,000	$ 31,000,000	$ (285,000,000)

Fair Value Measurement (Details 3) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Financial assets
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	$ 70,147,000,000	$ 67,427,000,000
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	222,554,000,000	195,404,000,000
Securities borrowed (included $14.0 and $7.0 at fair value)	123,587,000,000	119,630,000,000
Trading assets	489,892,000,000	411,128,000,000
Securities (included $316.3 and $360.4 at fair value)	316,336,000,000	360,390,000,000
Loans (included $2.0 and $1.4 at fair value)	660,661,000,000	601,856,000,000
Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	930,369,000,000	938,367,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	276,644,000,000	261,413,000,000
Commercial paper	35,363,000,000	41,794,000,000
Other borrowed funds (included $9.9 and $5.6 at fair value)	57,309,000,000	55,740,000,000
Trading liabilities	146,166,000,000	125,071,000,000
Accounts payable and other liabilities (included $0.2 and $0.4 at fair value)	74,971,000,000	69,848,000,000
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	77,649,000,000	15,225,000,000
Net (depreciation) appreciation	300,000,000	(7,200,000,000)
The Carrying Value and estimated fair value of the Firm's wholesale lending- related commitments [Abstract]
Fair value of other assets	105,291,000,000	107,091,000,000
Fair value [Member]
Financial assets
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	0	5,012,000,000
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	20,299,000,000	20,536,000,000
Securities borrowed (included $14.0 and $7.0 at fair value)	13,961,000,000	7,032,000,000
Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	4,369,000,000	4,455,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	4,060,000,000	3,396,000,000
Other borrowed funds (included $9.9 and $5.6 at fair value)	9,931,000,000	5,637,000,000
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	1,495,000,000	1,410,000,000
The Carrying Value and estimated fair value of the Firm's wholesale lending- related commitments [Abstract]
Fair value of other assets	18,201,000,000	19,165,000,000
Contractual principal outstanding [Member]
Financial assets
Assets for which fair value approximates carrying value	49,200,000,000	89,400,000,000
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	70,100,000,000	67,400,000,000
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	222,600,000,000	195,400,000,000
Securities borrowed (included $14.0 and $7.0 at fair value)	123,600,000,000	119,600,000,000
Trading assets	489,900,000,000	411,100,000,000
Securities (included $316.3 and $360.4 at fair value)	316,300,000,000	360,400,000,000
Loans (included $2.0 and $1.4 at fair value)	660,700,000,000	601,900,000,000
Mortgage servicing rights at fair value	13,600,000,000	15,500,000,000
Other (included $18.2 and $19.2 at fair value)	64,900,000,000	73,400,000,000
Total financial assets	2,010,900,000,000	1,934,100,000,000
Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	930,400,000,000	938,400,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	276,600,000,000	261,400,000,000
Commercial paper	35,400,000,000	41,800,000,000
Other borrowed funds (included $9.9 and $5.6 at fair value)	57,300,000,000	55,700,000,000
Trading liabilities	146,200,000,000	125,100,000,000
Accounts payable and other liabilities (included $0.2 and $0.4 at fair value)	138,200,000,000	136,800,000,000
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	77,600,000,000	15,200,000,000
Long-term debt and junior subordinated deferrable interest debentures (included $38.8 and $49.0 at fair value)	247,700,000,000	266,300,000,000
Total financial liabilities	1,909,400,000,000	1,840,700,000,000
The Carrying Value and estimated fair value of the Firm's wholesale lending- related commitments [Abstract]
Wholesale lending-related commitments	700,000,000	900,000,000
Appreciation/(depreciation) [Member]
Financial assets
Assets for which fair value approximates carrying value	0	0
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	0	0
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	0	0
Securities borrowed (included $14.0 and $7.0 at fair value)	0	0
Trading assets	0	0
Securities (included $316.3 and $360.4 at fair value)	0	0
Loans (included $2.0 and $1.4 at fair value)	2,800,000,000	(3,600,000,000)
Mortgage servicing rights at fair value	0	0
Other (included $18.2 and $19.2 at fair value)	100,000,000	(200,000,000)
Total financial assets	2,900,000,000	(3,800,000,000)
Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	(1,100,000,000)	(1,100,000,000)
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	0	0
Commercial paper	0	0
Other borrowed funds (included $9.9 and $5.6 at fair value)	100,000,000	(200,000,000)
Trading liabilities	0	0
Accounts payable and other liabilities (included $0.2 and $0.4 at fair value)	0	0
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	(300,000,000)	0
Long-term debt and junior subordinated deferrable interest debentures (included $38.8 and $49.0 at fair value)	(1,300,000,000)	(2,100,000,000)
Total financial liabilities	(2,600,000,000)	(3,400,000,000)
Estimate of Fair Value, Fair Value Disclosure [Member]
Financial assets
Assets for which fair value approximates carrying value	49,200,000,000	89,400,000,000
Accrued interest and accounts receivable (included zero and $5.0 at fair value)	70,100,000,000	67,400,000,000
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	222,600,000,000	195,400,000,000
Securities borrowed (included $14.0 and $7.0 at fair value)	123,600,000,000	119,600,000,000
Trading assets	489,900,000,000	411,100,000,000
Securities (included $316.3 and $360.4 at fair value)	316,300,000,000	360,400,000,000
Loans (included $2.0 and $1.4 at fair value)	663,500,000,000	598,300,000,000
Mortgage servicing rights at fair value	13,600,000,000	15,500,000,000
Other (included $18.2 and $19.2 at fair value)	65,000,000,000	73,200,000,000
Total financial assets	2,013,800,000,000	1,930,300,000,000
Financial liabilities
Deposits (included $4.4 and $4.5 at fair value)	931,500,000,000	939,500,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4.1 and $3.4 at fair value)	276,600,000,000	261,400,000,000
Commercial paper	35,400,000,000	41,800,000,000
Other borrowed funds (included $9.9 and $5.6 at fair value)	57,200,000,000	55,900,000,000
Trading liabilities	146,200,000,000	125,100,000,000
Accounts payable and other liabilities (included $0.2 and $0.4 at fair value)	138,200,000,000	136,800,000,000
Beneficial interests issued by consolidated VIEs (included $1.5 and $1.4 at fair value)	77,900,000,000	15,200,000,000
Long-term debt and junior subordinated deferrable interest debentures (included $38.8 and $49.0 at fair value)	249,000,000,000	268,400,000,000
Total financial liabilities	1,912,000,000,000	1,844,100,000,000
The Carrying Value and estimated fair value of the Firm's wholesale lending- related commitments [Abstract]
Wholesale lending-related commitments	$ 900,000,000	$ 1,300,000,000

Fair Value Measurement (Details 4) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Credit adjustments [Abstract]
Derivative receivables balance	$ 80,481	$ 80,210
Derivatives CVA	(4,362)	(3,697)
Derivative payables balance	69,219	60,125
Derivatives DVA	(882)	(841)
Structured notes balance	53,139	59,064
Structured notes DVA	$ (1,153)	$ (685)

Fair Value Measurement (Details 5) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Impact of credit adjustments on earnings [Abstract]
Derivatives CVA	$ (665)	$ 5,869	$ (7,561)
Derivatives DVA	41	(548)	789
Structured notes DVA	468	(1,748)	1,211
Trading assets and liabilities average balances [Abstract]
Trading assets - debt and equity instruments	354,441	318,063	384,102
Trading assets - derivative receivables	84,676	110,457	121,417
Trading liabilities - debt and equity instruments	78,159	60,224	78,841
Trading liabilities - derivative payables	$ 65,714	$ 77,901	$ 93,200

Fair Value Measurement (Details Numeric) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair Value Measurement (Numeric) [Abstract]
Total U.S. government-sponsored enterprise obligations	$ 137,300,000,000	$ 195,800,000,000
Residential first lien mortgages	22,700,000,000	20,700,000,000
Residential mortgage loan include conforming mortgage loan originated	13,100,000,000	11,100,000,000
Reverse mortgages	4,000,000,000	4,500,000,000
Reduction in the level 3 derivative receivables and derivative payables balances from counterparty netting	12,700,000,000	16,000,000,000
Cost basis of the private equity investment portfolio	10,000,000,000	8,800,000,000
Transfers from level 3 into level 2 trading loans due to increased price transparency	1,200,000,000
Level 3 Liabilities as a percentage of Total Firm liabilities at fair value	22.00%	29.00%	25.00%
Fair value adjustments associated with unfunded held-for-sale lending-related commitments within the leveraged lending portfolio	517,000,000	648,000,000
Structured credit derivatives	11,600,000,000
Commercial mortgage loans and nonagency residential whole loans included within trading loans	4,400,000,000
Collateralized loan obligations	316,300,000,000	360,400,000,000
Average credit enhancement	30.00%
Percentage of level 3 assets in total Firm assets	5.00%
Losses on leveraged loans			(3,900,000,000)
Increase (decrease) in level 3 assets	(15,500,000,000)
Increase (decrease) in level 3 asset-backed securities	1,000,000,000
Decrease in mortgage servicing rights	(1,900,000,000)
Net decrease in trading loans	2,200,000,000
Increase (decrease) in level 3 private equity investments	1,300,000,000
Increase (decrease) in derivative receivables	(11,400,000,000)
Net change due to the adoption of new consolidation guidance related to VIEs	(3,500,000,000)
Decrease in accrued interest and accounts receivable related to retained securitization interests	5,000,000,000
Contractual amount	3,766,000,000	3,761,000,000
Carrying value	6,000,000	6,000,000
Increase in trading debt and equity instruments	1,500,000,000
Increase (decrease) in trading assets, debt and equity instruments	(2,800,000,000)
Net gains (losses) on derivatives	0	(11,400,000,000)	4,600,000,000
Gains (losses) related to long-term structured note liabilities	0	(1,400,000,000)	4,500,000,000
Gains (losses) on level 3 private equity investments	1,000,000,000		(638,000,000)
Gains (losses) related to residential and commercial loans		(2,100,000,000)
Gains (losses) on mortgage servicing rights	(2,300,000,000)	5,800,000,000	(6,900,000,000)
Gains (losses) on trading-debt and equity instruments	0	(671,000,000)	(12,800,000,000)
Gains on certain asset-backed securities	0	1,400,000,000
Accrued interest and accounts receivable, at fair value	0	5,000,000,000
Federal funds sold and securities purchased under resale agreements, at fair value	20,299,000,000	20,536,000,000
Securities borrowed, at fair value	13,961,000,000	7,032,000,000
Loans, at fair value	1,976,000,000	1,364,000,000
Other assets, at fair value	18,201,000,000	24,177,000,000
Deposits, at fair value	4,369,000,000	4,455,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements, at fair value	4,060,000,000	3,396,000,000
Other borrowed funds, at fair value	9,931,000,000	5,637,000,000
Accounts payable and other liabilities, at fair value	236,000,000	357,000,000
Beneficial interests issued by consolidated VIEs, at fair value	1,495,000,000	1,410,000,000
Long-term debt and junior subordinated deferrable interest debentures, at fair value	$ 38,839,000,000	$ 48,972,000,000

Fair Value Option (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Changes in fair value under the fair value option election [Abstract]
Federal funds sold and securities purchased under resale agreements	$ 173,000,000	$ (553,000,000)	$ 1,139,000,000
Securities Borrowed	31,000,000	82,000,000	29,000,000
Trading assets:
Debt And Equity Instruments, excluding loans	554,000,000	644,000,000	(928,000,000)
Loans reported as trading assets:
Changes in instrument-specific credit risk	1,273,000,000	(477,000,000)	(10,085,000,000)
Other changes in fair value	4,137,000,000	4,251,000,000	1,874,000,000
Loans:
Changes in instrument-specific credit risk	95,000,000	(78,000,000)	(1,991,000,000)
Other changes in fair value	90,000,000	(343,000,000)	(42,000,000)
Other assets	(263,000,000)	(731,000,000)	(660,000,000)
Deposits	(564,000,000)	(770,000,000)	(132,000,000)
Federal funds purchased and securities loaned or sold under repurchase agreements	(29,000,000)	116,000,000	(127,000,000)
Other borrowed funds	123,000,000	(1,287,000,000)	1,888,000,000
Trading liabilities	(23,000,000)	(3,000,000)	35,000,000
Beneficial interests issued by consolidated VIEs	(12,000,000)	(351,000,000)	355,000,000
Other liabilities	(1,000,000)	64,000,000	0
Long-term debt:
Changes in instrument-specific credit risk	400,000,000	(1,704,000,000)	1,174,000,000
Other changes in fair value	1,297,000,000	(2,393,000,000)	16,202,000,000
Long-term debt
Long-term Debt	247,669,000,000	266,318,000,000
Total long-term debt	0	0
Fair Value Option (Numeric) [Abstract]
Changes in instrument-specific credit risk related to structured notes	468,000,000,000	(1,700,000,000)	1,200,000,000
Contractual amount	3,766,000,000	3,761,000,000
Carrying value	6,000,000	6,000,000
Trading assets [Member] | Contractual principal outstanding [Member]
Loans
Performing loans 90 days or more past due	0	0
Nonaccrual loans	5,246,000,000	7,264,000,000
All other performing loans	39,490,000,000	35,095,000,000
Contractual principal outstanding [Member]
Loans
Nonaccrual loans	6,173,000,000	8,390,000,000
Total loans	48,159,000,000	45,632,000,000
Long-term debt
Total long-term debt	0	0
Long-term beneficial interests
Total long-term beneficial interests	0	0
Contractual principal outstanding [Member] | Principal Protected Debt [Member]
Long-term debt
Long-term Debt	20,761,000,000	26,765,000,000
Long-term beneficial interests
Total long-term beneficial interests	49,000,000	90,000,000
Contractual principal outstanding [Member] | Non Principal Protected Debt [Member]
Long-term debt
Long-term Debt	0	0
Long-term beneficial interests
Total long-term beneficial interests	0	0
Contractual principal outstanding [Member] | Total loans [Member]
Loans
Performing loans 90 days or more past due	0	0
Nonaccrual loans	927,000,000	1,126,000,000
All other performing loans	2,496,000,000	2,147,000,000
Trading assets [Member] | Fair value [Member]
Loans
Performing loans 90 days or more past due	0	0
Nonaccrual loans	1,239,000,000	2,207,000,000
All other performing loans	33,641,000,000	29,341,000,000
Fair value [Member]
Loans
Nonaccrual loans	1,371,000,000	2,358,000,000
Total loans	36,446,000,000	32,699,000,000
Long-term debt
Total long-term debt	38,839,000,000	48,972,000,000
Long-term beneficial interests
Total long-term beneficial interests	1,495,000,000	1,410,000,000
Fair value [Member] | Principal Protected Debt [Member]
Long-term debt
Long-term Debt	21,315,000,000	26,378,000,000
Long-term beneficial interests
Total long-term beneficial interests	49,000,000	90,000,000
Fair value [Member] | Non Principal Protected Debt [Member]
Long-term debt
Long-term Debt	17,524,000,000	22,594,000,000
Long-term beneficial interests
Total long-term beneficial interests	1,446,000,000	1,320,000,000
Fair value [Member] | Total loans [Member]
Loans
Performing loans 90 days or more past due	0	0
Nonaccrual loans	132,000,000	151,000,000
All other performing loans	1,434,000,000	1,000,000,000
Trading assets [Member] | Fair value over/(under) contractual principal outstanding [Member]
Loans
Performing loans 90 days or more past due	0	0
Nonaccrual loans	(4,007,000,000)	(5,057,000,000)
All other performing loans	(5,849,000,000)	(5,754,000,000)
Fair value over/(under) contractual principal outstanding [Member]
Loans
Nonaccrual loans	(4,802,000,000)	(6,032,000,000)
Total loans	(11,713,000,000)	(12,933,000,000)
Long-term beneficial interests
Total long-term beneficial interests	0	0
Fair value over/(under) contractual principal outstanding [Member] | Principal Protected Debt [Member]
Long-term debt
Long-term Debt	554,000,000	(387,000,000)
Long-term beneficial interests
Total long-term beneficial interests	0	0
Fair value over/(under) contractual principal outstanding [Member] | Non Principal Protected Debt [Member]
Long-term debt
Long-term Debt	0	0
Long-term beneficial interests
Total long-term beneficial interests	0	0
Fair value over/(under) contractual principal outstanding [Member] | Total loans [Member]
Loans
Performing loans 90 days or more past due	0	0
Nonaccrual loans	(795,000,000)	(975,000,000)
All other performing loans	(1,062,000,000)	(1,147,000,000)
Principal transactions [Member]
Changes in fair value under the fair value option election [Abstract]
Federal funds sold and securities purchased under resale agreements	173,000,000	(553,000,000)	1,139,000,000
Securities Borrowed	31,000,000	82,000,000	29,000,000
Trading assets:
Debt And Equity Instruments, excluding loans	556,000,000	619,000,000	(870,000,000)
Loans reported as trading assets:
Changes in instrument-specific credit risk	1,279,000,000	(300,000,000)	(9,802,000,000)
Other changes in fair value	(312,000,000)	1,132,000,000	696,000,000
Loans:
Changes in instrument-specific credit risk	95,000,000	(78,000,000)	(1,991,000,000)
Other changes in fair value	90,000,000	(343,000,000)	(42,000,000)
Other assets	0	0	0
Deposits	(564,000,000)	(770,000,000)	(132,000,000)
Federal funds purchased and securities loaned or sold under repurchase agreements	(29,000,000)	116,000,000	(127,000,000)
Other borrowed funds	123,000,000	(1,287,000,000)	1,888,000,000
Trading liabilities	(23,000,000)	(3,000,000)	35,000,000
Beneficial interests issued by consolidated VIEs	(12,000,000)	(351,000,000)	355,000,000
Other liabilities	(9,000,000)	64,000,000	0
Long-term debt:
Changes in instrument-specific credit risk	400,000,000	(1,704,000,000)	1,174,000,000
Other changes in fair value	1,297,000,000	(2,393,000,000)	16,202,000,000
Other income [Member]
Changes in fair value under the fair value option election [Abstract]
Federal funds sold and securities purchased under resale agreements	0	0	0
Securities Borrowed	0	0	0
Trading assets:
Debt And Equity Instruments, excluding loans	(2,000,000)	25,000,000	(58,000,000)
Loans reported as trading assets:
Changes in instrument-specific credit risk	(6,000,000)	(177,000,000)	(283,000,000)
Other changes in fair value	4,449,000,000	3,119,000,000	1,178,000,000
Loans:
Changes in instrument-specific credit risk	0	0	0
Other changes in fair value	0	0	0
Other assets	(263,000,000)	(731,000,000)	(660,000,000)
Deposits	0	0	0
Federal funds purchased and securities loaned or sold under repurchase agreements	0	0	0
Other borrowed funds	0	0	0
Trading liabilities	0	0	0
Beneficial interests issued by consolidated VIEs	0	0	0
Other liabilities	8,000,000	0	0
Long-term debt:
Changes in instrument-specific credit risk	0	0	0
Other changes in fair value	0	0	0
Other Guarantees and Commitments [Member]
Fair Value Option (Numeric) [Abstract]
Contractual amount	3,766,000,000	3,671,000,000
Carrying value	$ 6,000,000	$ 6,000,000

Credit risk concentrations (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	$ 1,761,180	$ 1,723,435
Total loans	692,927	633,458
Derivative receivables	80,481	80,210
Total lending related commitments	954,840	991,095	1,121,378
Wholesale Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	687,125	650,212
Total loans	227,633	204,175
Derivative receivables	80,481	80,210
Total lending related commitments	346,079	347,155
Wholesale Credit Risk Concentration [Member] | Banks and Finance Companies Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	65,867	54,053
Total loans	21,562	14,396
Derivative receivables	20,935	17,957
Total lending related commitments	23,370	21,700
Wholesale Credit Risk Concentration [Member] | Real Estate Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	64,351	68,509
Total loans	53,635	57,195
Derivative receivables	868	1,112
Total lending related commitments	9,848	10,202
Wholesale Credit Risk Concentration [Member] | Healthcare Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	41,093	35,605
Total loans	6,047	4,992
Derivative receivables	2,121	1,917
Total lending related commitments	32,925	28,696
Wholesale Credit Risk Concentration [Member] | State and Municipal Governments Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	35,808	34,726
Total loans	6,095	5,687
Derivative receivables	5,148	4,979
Total lending related commitments	24,565	24,060
Wholesale Credit Risk Concentration [Member] | Utilities Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	25,911	27,178
Total loans	4,220	5,451
Derivative receivables	3,104	3,073
Total lending related commitments	18,587	18,654
Wholesale Credit Risk Concentration [Member] | Consumer Products Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	27,508	27,004
Total loans	7,921	7,880
Derivative receivables	1,039	1,094
Total lending related commitments	18,548	18,030
Wholesale Credit Risk Concentration [Member] | Asset Managers Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	29,364	24,920
Total loans	7,070	5,930
Derivative receivables	7,124	6,640
Total lending related commitments	15,170	12,350
Wholesale Credit Risk Concentration [Member] | Oil and Gas Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	26,459	23,322
Total loans	5,701	5,895
Derivative receivables	3,866	2,309
Total lending related commitments	16,892	15,118
Wholesale Credit Risk Concentration [Member] | Retail and Consumer Services Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	20,882	20,673
Total loans	5,876	5,611
Derivative receivables	796	769
Total lending related commitments	14,210	14,293
Wholesale Credit Risk Concentration [Member] | Holding Companies Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	10,504	16,018
Total loans	3,885	4,360
Derivative receivables	894	1,042
Total lending related commitments	5,725	10,616
Wholesale Credit Risk Concentration [Member] | Technology Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	14,348	14,169
Total loans	2,752	3,802
Derivative receivables	1,554	1,409
Total lending related commitments	10,042	8,958
Wholesale Credit Risk Concentration [Member] | Insurance Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	10,918	13,421
Total loans	1,103	1,292
Derivative receivables	1,660	2,511
Total lending related commitments	8,155	9,618
Wholesale Credit Risk Concentration [Member] | Machinery and Equipment Manufacturing Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	13,311	12,759
Total loans	3,601	3,189
Derivative receivables	445	456
Total lending related commitments	9,265	9,114
Wholesale Credit Risk Concentration [Member] | Metals and Mining Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	11,426	12,547
Total loans	3,301	3,410
Derivative receivables	1,018	1,158
Total lending related commitments	7,107	7,979
Wholesale Credit Risk Concentration [Member] | Media Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	10,967	12,379
Total loans	3,711	4,173
Derivative receivables	284	329
Total lending related commitments	6,972	7,877
Wholesale Credit Risk Concentration [Member] | Telecom Services Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	10,709	11,265
Total loans	1,524	2,042
Derivative receivables	1,362	1,273
Total lending related commitments	7,823	7,950
Wholesale Credit Risk Concentration [Member] | Securities Firms and Exchanges Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	9,415	10,832
Total loans	1,722	3,457
Derivative receivables	5,038	4,796
Total lending related commitments	2,655	2,579
Wholesale Credit Risk Concentration [Member] | Business Services Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	11,247	10,667
Total loans	3,850	3,627
Derivative receivables	370	397
Total lending related commitments	7,027	6,643
Wholesale Credit Risk Concentration [Member] | Building Materials and Construction Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	12,808	10,448
Total loans	3,285	3,252
Derivative receivables	295	281
Total lending related commitments	9,228	6,915
Wholesale Credit Risk Concentration [Member] | Chemicals and Plastics Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	12,312	9,870
Total loans	3,372	2,719
Derivative receivables	350	392
Total lending related commitments	8,590	6,759
Wholesale Credit Risk Concentration [Member] | Transportation Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	9,652	9,749
Total loans	3,754	3,141
Derivative receivables	822	1,238
Total lending related commitments	5,076	5,370
Wholesale Credit Risk Concentration [Member] | Central Government Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	11,173	9,557
Total loans	1,146	1,703
Derivative receivables	6,052	5,501
Total lending related commitments	3,975	2,353
Wholesale Credit Risk Concentration [Member] | Automotive Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	9,011	9,357
Total loans	2,026	2,510
Derivative receivables	248	357
Total lending related commitments	6,737	6,490
Wholesale Credit Risk Concentration [Member] | Agriculture and Paper Manufacturing Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	7,368	5,801
Total loans	1,918	1,928
Derivative receivables	250	251
Total lending related commitments	5,200	3,622
Wholesale Credit Risk Concentration [Member] | Aerospace Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	5,732	5,254
Total loans	516	597
Derivative receivables	197	79
Total lending related commitments	5,019	4,578
Wholesale Credit Risk Concentration [Member] | Other Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	140,926	137,359
Total loans	62,917	41,838
Derivative receivables	14,641	18,890
Total lending related commitments	63,368	76,631
Wholesale Credit Risk Concentration [Member] | Loans Held-For-Sale and Loans At Fair Value Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	5,123	4,098
Total loans	5,123	4,098
Derivative receivables	0	0
Total lending related commitments	0	0
Wholesale Credit Risk Concentration [Member] | Receivables From Customers Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	32,541	15,745
Total loans	0	0
Derivative receivables	0	0
Total lending related commitments	0	0
Wholesale Credit Risk Concentration [Member] | Interest In Purchased Receivables Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	391	2,927
Total loans	0	0
Derivative receivables	0	0
Total lending related commitments	0	0
Consumer Excluding Credit Card Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	389,152	425,324
Total loans	327,618	350,497
Derivative receivables	0	0
Total lending related commitments	61,534	74,827
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Home Equity Senior Lien Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	40,436	46,622
Total loans	24,376	27,376
Derivative receivables	0	0
Total lending related commitments	16,060	19,246
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Home Equity Junior Lien Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	92,690	111,280
Total loans	64,009	74,049
Derivative receivables	0	0
Total lending related commitments	28,681	37,231
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Prime Mortgage Including Option Arms Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	75,805	77,082
Total loans	74,539	75,428
Derivative receivables	0	0
Total lending related commitments	1,266	1,654
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Subprime Mortgage Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	11,287	12,526
Total loans	11,287	12,526
Derivative receivables	0	0
Total lending related commitments	0	0
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Consumer Loans Auto Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	53,613	51,498
Total loans	48,367	46,031
Derivative receivables	0	0
Total lending related commitments	5,246	5,467
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Consumer Business Banking Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	26,514	26,014
Total loans	16,812	16,974
Derivative receivables	0	0
Total lending related commitments	9,702	9,040
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Student and Other Consumer Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	15,890	16,915
Total loans	15,311	14,726
Derivative receivables	0	0
Total lending related commitments	579	2,189
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Purchased Credit Impaired Home Equity Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	24,459	26,520
Total loans	24,459	26,520
Derivative receivables	0	0
Total lending related commitments	0	0
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Purchased Credit Impaired Prime Mortgage Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	17,322	19,693
Total loans	17,322	19,693
Derivative receivables	0	0
Total lending related commitments	0	0
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Purchased Credit Impaired Subprime Mortgage Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	5,398	5,993
Total loans	5,398	5,993
Derivative receivables	0	0
Total lending related commitments	0	0
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Purchased Credit Impaired Option Arm Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	25,584	29,039
Total loans	25,584	29,039
Derivative receivables	0	0
Total lending related commitments	0	0
Consumer Excluding Credit Card Credit Risk Concentration [Member] | Loans Held-For-Sale Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	154	2,142
Total loans	154	2,142
Derivative receivables	0	0
Total lending related commitments	0	0
Credit Card Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	684,903	647,899
Total loans	137,676	78,786
Derivative receivables	0	0
Total lending related commitments	547,227	569,113
Credit Card Credit Risk Concentration [Member] | Loans Held-For-Sale Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	2,152	0
Total loans	2,152	0
Derivative receivables	0	0
Total lending related commitments	0	0
Credit Card Retained Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	682,751	647,899
Total loans	135,524	78,786
Derivative receivables	0	0
Total lending related commitments	547,227	569,113
Sub Total [Member]
Concentrations of Credit Exposure
Concentration Risk, Credit Exposure	649,070	627,442
Total loans	222,510	200,077
Derivative receivables	80,481	80,210
Total lending related commitments	346,079	347,155
Receivables From Customers Credit Risk Concentration [Member]
Concentrations of Credit Exposure
Total loans	$ 32,500	$ 15,700

Credit risk concentrations (Details Textuals) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Credit Risk Concentrations (Textuals) [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	$ 692,927,000,000	$ 633,458,000,000
Consumer Excluding Credit Card Credit Risk Concentration [Member]
Credit Risk Concentrations (Textuals) [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	327,618,000,000	350,497,000,000
Securitized Credit Card Receivables		84,600,000,000
Receivables From Customers Credit Risk Concentration [Member]
Credit Risk Concentrations (Textuals) [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	$ 32,500,000,000	$ 15,700,000,000

Derivative Instruments (Details) (USD $) In Billions	Dec. 31, 2010	Dec. 31, 2009
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	$ 78,905	$ 78,733
Swap [Member] | Equity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	116	81
Swap [Member] | Commodity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	349	178
Swap [Member] | Interest Rate Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	46,299	47,663
Call Options Written [Member] | Foreign Exchange Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	674	685
Call Options Written [Member] | Equity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	430	502
Call Options Written [Member] | Commodity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	264	201
Call Options Written [Member] | Interest Rate Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	4,075	4,553
Spot futures and forwards [Member] | Foreign Exchange Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	3,893	3,578
Spot futures and forwards [Member] | Commodity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	170	113
Future and forwards [Member] | Equity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	49	45
Future and forwards [Member] | Interest Rate Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	9,298	6,986
Options Held [Member] | Foreign Exchange Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	649	699
Options Held [Member] | Equity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	377	449
Options Held [Member] | Commodity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	254	205
Options Held [Member] | Interest Rate Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	3,968	4,584
Currency Swap [Member] | Foreign Exchange Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	2,568	2,217
Foreign Exchange Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	7,784	7,179
Equity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	972	1,077
Credit Risk Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	5,472	5,994
Commodity Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	1,037	697
Interest Rate Contract [Member]
Notional amount of derivative contracts outstanding [Abstract]
Total derivative notional amounts	$ 63,640	$ 63,786

Derivative Instruments (Details 1) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Impact of derivatives on the Consolidated Balance Sheets [Abstract]
Not designated as hedges	$ 1,519,878	$ 1,556,414
Designated as hedges	9,534	9,104
Total derivative receivables	1,529,412	1,565,518
Netting adjustment	(1,448,931)	(1,485,308)
Not designated as hedges	1,481,132	1,518,209
Designated as hedges	3,977	974
Total derivative payables	1,485,109	1,519,183
Netting adjustment	(1,415,890)	(1,459,058)
Carrying value of derivative trading assets	80,481	80,210
Carrying value of derivative trading liabilities	69,219	60,125
Interest Rate Contract [Member]
Impact of derivatives on the Consolidated Balance Sheets [Abstract]
Not designated as hedges	1,121,703	1,148,901
Designated as hedges	6,279	6,568
Total derivative receivables	1,127,982	1,155,469
Not designated as hedges	1,089,604	1,121,978
Designated as hedges	840	427
Total derivative payables	1,090,444	1,122,405
Carrying value of derivative trading assets	32,555	33,733
Carrying value of derivative trading liabilities	20,387	19,688
Credit Risk Contract [Member]
Impact of derivatives on the Consolidated Balance Sheets [Abstract]
Not designated as hedges	129,729	170,864
Designated as hedges	0	0
Total derivative receivables	129,729	170,864
Not designated as hedges	125,061	164,790
Designated as hedges	0	0
Total derivative payables	125,061	164,790
Carrying value of derivative trading assets	7,725	11,859
Carrying value of derivative trading liabilities	5,138	6,036
Foreign Exchange Contract [Member]
Impact of derivatives on the Consolidated Balance Sheets [Abstract]
Not designated as hedges	165,240	141,790
Designated as hedges	3,231	2,497
Total derivative receivables	168,471	144,287
Not designated as hedges	163,671	137,865
Designated as hedges	1,059	353
Total derivative payables	164,730	138,218
Carrying value of derivative trading assets	25,858	21,984
Carrying value of derivative trading liabilities	25,015	19,818
Equity Contract [Member]
Impact of derivatives on the Consolidated Balance Sheets [Abstract]
Not designated as hedges	43,633	57,871
Designated as hedges	0	0
Total derivative receivables	43,633	57,871
Not designated as hedges	46,399	58,494
Designated as hedges	0	0
Total derivative payables	46,399	58,494
Carrying value of derivative trading assets	4,204	6,635
Carrying value of derivative trading liabilities	10,450	11,554
Commodity Contract [Member]
Impact of derivatives on the Consolidated Balance Sheets [Abstract]
Not designated as hedges	59,573	36,988
Designated as hedges	24	39
Total derivative receivables	59,597	37,027
Not designated as hedges	56,397	35,082
Designated as hedges	2,078	194
Total derivative payables	58,475	35,276
Carrying value of derivative trading assets	10,139	5,999
Carrying value of derivative trading liabilities	$ 8,229	$ 3,029

Derivative Instruments (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Derivative receivables and payables mark-to-market [Abstract]
Derivative receivables	$ 80,481	$ 80,210
Derivative payables	69,219	60,125
Interest Rate Contract [Member]
Derivative receivables and payables mark-to-market [Abstract]
Derivative receivables	32,555	33,733
Derivative payables	20,387	19,688
Credit Risk Contract [Member]
Derivative receivables and payables mark-to-market [Abstract]
Derivative receivables	7,725	11,859
Derivative payables	5,138	6,036
Foreign Exchange Contract [Member]
Derivative receivables and payables mark-to-market [Abstract]
Derivative receivables	25,858	21,984
Derivative payables	25,015	19,818
Equity Contract [Member]
Derivative receivables and payables mark-to-market [Abstract]
Derivative receivables	4,204	6,635
Derivative payables	10,450	11,554
Commodity Contract [Member]
Derivative receivables and payables mark-to-market [Abstract]
Derivative receivables	10,139	5,999
Derivative payables	$ 8,229	$ 3,029

Derivative Instruments (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Interest Rate Contract [Member] | Derivatives - hedged risk [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	$ 1,066	$ (3,830)
Interest Rate Contract [Member] | Hedged Items [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	(454)	4,638
Interest Rate Contract [Member] | Hedge ineffectiveness [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	172	(466)
Interest Rate Contract [Member] | Excluded components [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	440	1,274
Interest Rate Contract [Member] | Fair Value Hedging [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	612	808
Foreign Exchange Contract [Member] | Derivatives - hedged risk [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	1,357	(1,421)
Foreign Exchange Contract [Member] | Hedged Items [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	(1,812)	1,445
Foreign Exchange Contract [Member] | Hedge ineffectiveness [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	0	0
Foreign Exchange Contract [Member] | Excluded components [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	(455)	24
Foreign Exchange Contract [Member] | Fair Value Hedging [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	(455)	24
Commodity Contract [Member] | Derivatives - hedged risk [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	(1,354)	(430)
Commodity Contract [Member] | Hedged Items [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	1,882	399
Commodity Contract [Member] | Hedge ineffectiveness [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	0	0
Commodity Contract [Member] | Excluded components [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	528	(31)
Commodity Contract [Member] | Fair Value Hedging [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	528	(31)
Derivatives - hedged risk [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	1,069	(5,681)
Hedged Items [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	(384)	6,482
Hedge ineffectiveness [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	172	(466)
Excluded components [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	513	1,267
Fair Value Hedging [Member]
Fair value hedge gains and losses [Abstract]
Total income statement impact	$ 685	$ 801

Derivative Instruments (Details 4) (Cash Flow Hedging [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Cash flow hedge gains and losses [Abstract]
Derivatives - effective portion reclassified from AOCI to income	$ 206	$ 124
Hedge ineffectiveness recorded directly in income	17	(62)
Total income statement impact	223	62
Effective portion recorded in OCI	247	767
Total change in OCI for period	41	643
Interest Rate Contract [Member]
Cash flow hedge gains and losses [Abstract]
Derivatives - effective portion reclassified from AOCI to income	288	(158)
Hedge ineffectiveness recorded directly in income	20	(62)
Total income statement impact	308	(220)
Effective portion recorded in OCI	388	61
Total change in OCI for period	100	219
Foreign Exchange Contract [Member]
Cash flow hedge gains and losses [Abstract]
Derivatives - effective portion reclassified from AOCI to income	(82)	282
Hedge ineffectiveness recorded directly in income	(3)	0
Total income statement impact	(85)	282
Effective portion recorded in OCI	(141)	706
Total change in OCI for period	$ (59)	$ 424

Derivative Instruments (Details 5) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Foreign Exchange Contract [Member] | Cash Flow Hedging [Member]
Net investment hedge gains and losses [Abstract]
Excluded components recorded directly in income	$ (3)	$ 0
Effective portion recorded in OCI	(141)	706
Cash Flow Hedging [Member]
Net investment hedge gains and losses [Abstract]
Excluded components recorded directly in income	17	(62)
Effective portion recorded in OCI	247	767
Foreign Exchange Contract [Member] | Net Investment Hedging [Member]
Net investment hedge gains and losses [Abstract]
Excluded components recorded directly in income	(139)	(112)
Effective portion recorded in OCI	(30)	(259)
Net Investment Hedging [Member]
Net investment hedge gains and losses [Abstract]
Excluded components recorded directly in income	(139)	(112)
Effective portion recorded in OCI	11	(259)
Foreign Currency Denominated Debt [Member]
Net investment hedge gains and losses [Abstract]
Excluded components recorded directly in income	0
Effective portion recorded in OCI	$ 41

Derivative Instruments (Details 6) (Risk Management Activities [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Risk management derivatives gains and losses [Abstract]
Total income statement impact	$ 4,651	$ (6,590)
Interest Rate Contract [Member]
Risk management derivatives gains and losses [Abstract]
Total income statement impact	4,997	(3,113)
Credit Risk Contract [Member]
Risk management derivatives gains and losses [Abstract]
Total income statement impact	(237)	(3,222)
Foreign Exchange Contract [Member]
Risk management derivatives gains and losses [Abstract]
Total income statement impact	(85)	(197)
Equity Contract [Member]
Risk management derivatives gains and losses [Abstract]
Total income statement impact	0	(8)
Commodity Contract [Member]
Risk management derivatives gains and losses [Abstract]
Total income statement impact	$ (24)	$ (50)

Derivative Instruments (Details 7) (Trading activities [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Trading derivative gains and losses [Abstract]
Derivative-related gains/(losses)	$ 7,890	$ 14,784
Interest Rate Contract [Member]
Trading derivative gains and losses [Abstract]
Derivative-related gains/(losses)	(683)	4,375
Credit Risk Contract [Member]
Trading derivative gains and losses [Abstract]
Derivative-related gains/(losses)	4,636	5,022
Foreign Exchange Contract [Member]
Trading derivative gains and losses [Abstract]
Derivative-related gains/(losses)	1,854	2,583
Commodity Contract [Member]
Trading derivative gains and losses [Abstract]
Derivative-related gains/(losses)	256	1,329
Equity Contract [Member]
Trading derivative gains and losses [Abstract]
Derivative-related gains/(losses)	$ 1,827	$ 1,475

Derivative Instruments (Details 8) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Current credit risk of derivative receivables [Abstract]
Fair value related to derivative receivables	$ 1,529,412	$ 1,565,518
Fair value related to derivative payables	1,485,109	1,519,183
Netting adjustment offsetting receivables	(1,376,969)	(1,419,840)
Netting adjustment offsetting payables	(1,376,969)	(1,419,840)
Netting adjustment cash collateral received	(71,962)	(65,468)
Netting adjustment cash collateral paid	(38,921)	(39,218)
Carrying value of derivative trading assets	80,481	80,210
Carrying value of derivative trading liabilities	$ 69,219	$ 60,125

Derivative Instruments (Details 9) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Total credit derivatives and credit-related notes [Abstract]
Protection sold	$ (2,755,024)	$ (2,952,048)
Protection purchased with identical underlyings	2,662,329	2,987,334
Net protection (sold)/purchased	(92,695)	35,286
Other protection purchased	60,428	60,265
Credit-related notes [Member]
Total credit derivatives and credit-related notes [Abstract]
Protection sold	(2,008)	4,031
Protection purchased with identical underlyings	0	0
Net protection (sold)/purchased	(2,008)	(4,031)
Other protection purchased	3,327	1,728
Total Credit Derivatives [Member]
Total credit derivatives and credit-related notes [Abstract]
Protection sold	(2,753,016)	(2,948,017)
Protection purchased with identical underlyings	2,662,329	2,987,334
Net protection (sold)/purchased	(90,687)	39,317
Other protection purchased	57,101	58,537
Credit Default Swaps [Member]
Total credit derivatives and credit-related notes [Abstract]
Protection sold	(2,659,240)	(2,937,442)
Protection purchased with identical underlyings	2,652,313	2,978,044
Net protection (sold)/purchased	(6,927)	40,602
Other protection purchased	32,867	28,064
Other credit derivatives [Member]
Total credit derivatives and credit-related notes [Abstract]
Protection sold	(93,776)	(10,575)
Protection purchased with identical underlyings	10,016	9,290
Net protection (sold)/purchased	(83,760)	(1,285)
Other protection purchased	$ 24,234	$ 30,473

Derivative Instruments (Details 10) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Protection sold credit derivatives and credit related notes ratings/maturity profile [Abstract]
Protection sold credit derivatives and credit related notes ratings/maturity profile - less than one year	$ (324,052)	$ (365,702)
Protection sold credit derivatives and credit-related notes ratings/maturity profile - from one to five years	(1,897,333)	(1,946,272)
Protection sold credit derivatives and credit-related notes ratings/maturity profile - more than five years	(533,639)	(640,074)
Total notional amount	(2,755,024)	(2,952,048)
Fair value	(77,200)	(107,017)
Noninvestment-grade [Member]
Protection sold credit derivatives and credit related notes ratings/maturity profile [Abstract]
Protection sold credit derivatives and credit related notes ratings/maturity profile - less than one year	(148,434)	(150,122)
Protection sold credit derivatives and credit-related notes ratings/maturity profile - from one to five years	(702,638)	(806,139)
Protection sold credit derivatives and credit-related notes ratings/maturity profile - more than five years	(197,330)	(273,059)
Total notional amount	(1,048,402)	(1,229,320)
Fair value	(59,939)	(90,410)
Investment-grade [Member]
Protection sold credit derivatives and credit related notes ratings/maturity profile [Abstract]
Protection sold credit derivatives and credit related notes ratings/maturity profile - less than one year	(175,618)	(215,580)
Protection sold credit derivatives and credit-related notes ratings/maturity profile - from one to five years	(1,194,695)	(1,140,133)
Protection sold credit derivatives and credit-related notes ratings/maturity profile - more than five years	(336,309)	(367,015)
Total notional amount	(1,706,622)	(1,722,728)
Fair value	$ (17,261)	$ (16,607)

Derivative Instruments (Details Textuals) (USD $)	12 Months Ended			12 Months Ended									6 Months Ended
	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2010 Foreign Exchange Contract [Member] Fair Value Hedging [Member] Trading activities [Member]	Dec. 31, 2009 Foreign Exchange Contract [Member] Fair Value Hedging [Member] Trading activities [Member]	Dec. 31, 2010 Net Investment Hedging [Member]	Dec. 31, 2010 Fair Value Hedging [Member]	Dec. 31, 2009 Fair Value Hedging [Member]	Dec. 31, 2010 Two-notch Downgrade [Member]	Dec. 31, 2009 Two-notch Downgrade [Member]	Dec. 31, 2010 Single-notch Downgrade [Member]	Dec. 31, 2009 Single-notch Downgrade [Member]	Jun. 30, 2010 Scenario, Adjustment [Member]
Derivative Instruments (Textuals) [Abstract]
Foreign currency-denominated debt	$ 21,000,000		$ 0
Commodity derivatives used as fair value hedging instruments	1,000,000,000		1,300,000,000
Income statement impact for fair value hedges		434,000,000
Foreign currency transaction gain or loss related to foreign currency-denominated debt designated as a net investment hedge						0
Recognization of losses related to cash flow hedges in Income	282,000,000
Maximum length of time hedged in forecasted transactions	10
Additional collateral to be posted by the Firm as the impact of ratings downgrades									3,500,000,000	2,200,000,000	1,900,000,000	1,200,000,000
Additional assets required to settle trades as the impact of ratings downgrades									1,000,000,000	270,000,000	430,000,000	260,000,000
Net derivative payables containing collateral or termination feature, Fair Value	19,800,000,000		22,600,000,000
Net derivative payables posted collateral	14,600,000,000		22,300,000,000
Collateral liquid securities received	16,500,000,000		15,500,000,000
Revenues of trading portfolio derivatives designated as fair value hedging instruments				278,000,000	(1,600,000)		685,000,000	801,000,000
Amount reclassified from AOCI to earnings because the Firm determined that it is probable that forecasted interest cash flows will not occur	(25,000,000)
Hedge ineffectivenes net gains recorded directly in income for cash flow hedges		18,000,000
Collateral liquid securities posted	10,900,000,000		11,700,000,000
Realized credit losses protected	Provide protection against the first $1 million of realized credit losses in a $10 million portfolio of exposure
Additional collateral received as security in Derivative transactions	18,000,000,000		16,900,000,000
Additional collateral delivered as security in Derivative transactions	8,400,000,000		5,800,000,000
Cumulative effect of changes in accounting principles													$ 15,000,000

Noninterest Revenue (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Underwriting:
Equity	$ 1,589	$ 2,487	$ 1,477
Debt	3,172	2,739	2,094
Total underwriting	4,761	5,226	3,571
Advisory	1,429	1,861	1,955
Total investment banking fees	6,190	7,087	5,526
Principal transactions revenue [Abstract]
Trading revenue	9,404	9,870	(9,791)
Private equity gains/(losses)	1,490	(74)	(908)
Principal transactions	10,894	9,796	(10,699)
Asset management:
Investment management fees	5,632	4,997	5,562
All other asset management fees	496	356	432
Total asset management fees	6,128	5,353	5,994
Total administration fees	2,023	1,927	2,452
Commission and other fees:
Brokerage commissions	2,804	2,904	3,141
All other commissions and fees	2,544	2,356	2,356
Total commissions and fees	5,348	5,260	5,497
Total asset management, administration and commissions	$ 13,499	$ 12,540	$ 13,943

Interest Income and Interest Expense (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Interest income
Loans	$ 40,388	$ 38,704	$ 38,347
Securities	9,540	12,377	6,344
Trading assets	11,007	12,098	17,236
Federal funds sold and securities purchased under resale agreements	1,786	1,750	5,983
Securities borrowed	175	4	2,297
Deposits with banks	345	938	1,916
Other assets	541	479	895
Total interest income	63,782	66,350	73,018
Interest expense
Interest-bearing deposits	3,424	4,826	14,546
Short-term and other liabilities	2,708	3,845	10,933
Long-term debt	5,504	6,309	8,355
Beneficial interests issued by consolidated VIEs	1,145	218	405
Total interest expense	12,781	15,198	34,239
Net interest income	51,001	51,152	38,779
Provision for credit losses	16,639	32,015	19,445
Provision for credit losses - accounting conformity	0	0	1,534
Total provision for credit losses	16,639	32,015	20,979
Net interest income after provision for credit losses	$ 34,362	$ 19,137	$ 17,800

Pension and Other Postretirement Employee Benefit Plans (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Change in benefit obligation
Settlements		$ 0
Special termination benefits		0
Defined benefit pension plans, U.S. [Member]
Change in benefit obligation
Benefit Obligation, beginning of year	(7,977)	(7,796)
Benefits earned during the year	(230)	(313)
Interest cost on benefit obligations	(468)	(514)
Plan amendments		384
Business combinations		(4)
Employee contributions	0	0
Net gain/(loss)	249	408
Benefits paid	(604)	(674)
Expected Medicare Part D subsidy receipts	0	0
Curtailments	0	0
Settlements	0	0
Special termination benefits	0	0
Foreign exchange impact and other	0	0
Benefit obligation, end of year	(8,320)	(7,977)
Change in plan assets
Fair value of plan assets, beginning of year	10,218	6,948
Actual return on plan assets	1,179	1,145
Firm contributions	35	2,799
Employee contributions	0	0
Benefits paid	(604)	(674)
Settlements	0	0
Foreign exchange impact and other	0	0
Fair value of plan assets, end of year	10,828	10,218
Funded/(unfunded) status	2,508	2,241
Accumulated benefit obligation, end of year	(8,271)	(7,964)
Defined benefit pension plans, Non-U.S. [Member]
Change in benefit obligation
Benefit Obligation, beginning of year	(2,536)	(2,007)
Benefits earned during the year	(30)	(30)
Interest cost on benefit obligations	(128)	(122)
Plan amendments	10	1
Business combinations	(12)
Employee contributions	4	3
Net gain/(loss)	71	287
Benefits paid	(96)	(95)
Expected Medicare Part D subsidy receipts	0	0
Curtailments		1
Settlements	5	4
Special termination benefits	(1)	(1)
Foreign exchange impact and other	71	(187)
Benefit obligation, end of year	(2,600)	(2,536)
Change in plan assets
Fair value of plan assets, beginning of year	2,432	2,008
Actual return on plan assets	228	218
Firm contributions	157	115
Employee contributions	4	3
Benefits paid	(96)	(95)
Settlements	(5)	(4)
Foreign exchange impact and other	(73)	187
Fair value of plan assets, end of year	2,647	2,432
Funded/(unfunded) status	47	(104)
Accumulated benefit obligation, end of year	(2,576)	(2,510)
OPEB Plans [Member]
Change in benefit obligation
Benefit Obligation, beginning of year	(1,025)	(1,095)
Benefits earned during the year	(2)	(3)
Interest cost on benefit obligations	(55)	(64)
Plan amendments	0	0
Business combinations		(40)
Employee contributions	70	64
Net gain/(loss)	(13)	(101)
Benefits paid	(168)	(160)
Expected Medicare Part D subsidy receipts	(10)	(9)
Curtailments		(7)
Settlements	0
Special termination benefits	0
Foreign exchange impact and other	1	(4)
Benefit obligation, end of year	(980)	(1,025)
Change in plan assets
Fair value of plan assets, beginning of year	1,269	1,126
Actual return on plan assets	137	172
Firm contributions	3	2
Employee contributions	0	0
Benefits paid	(28)	(31)
Settlements	0	0
Foreign exchange impact and other	0	0
Fair value of plan assets, end of year	1,381	1,269
Funded/(unfunded) status	401	244
Accumulated benefit obligation, end of year	$ 0	$ 0

Pension and Other Postretirement Employee Benefit Plans (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Defined benefit pension plans, U.S. [Member]
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax
Net gain/(loss)	$ (2,627)	$ (3,039)
Prior service credit/(cost)	321	364
Accumulated other comprehensive income/(loss), pretax, end of year	(2,306)	(2,675)
Defined benefit pension plans, Non-U.S. [Member]
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax
Net gain/(loss)	(566)	(666)
Prior service credit/(cost)	13	3
Accumulated other comprehensive income/(loss), pretax, end of year	(553)	(663)
OPEB Plans [Member]
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax
Net gain/(loss)	(119)	(171)
Prior service credit/(cost)	9	22
Accumulated other comprehensive income/(loss), pretax, end of year	$ (110)	$ (149)

Pension and Other Postretirement Employee Benefit Plans (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined benefit pension plans, U.S. [Member]
Components of net periodic benefit cost [Abstract]
Benefits earned during the year	$ 230	$ 313	$ 278
Interest cost on benefit obligations	468	514	488
Expected return on plan assets	(742)	(585)	(719)
Amortization:
Net loss	225	304
Prior service cost (credit)	(43)	4	4
Curtailment (gain)/loss		1	1
Settlement loss	0	0	0
Special termination benefits	0	0	0
Net periodic benefit cost	138	551	52
Other defined benefit pension plans	14	15	11
Total defined benefit plans	152	566	63
Total defined contribution plans	332	359	263
Total pension and OPEB cost included in compensation expense	484	925	326
Changes in plan assets and benefit obligations recognized in other comprehensive income
Net (gain)/loss arising during the year	(187)	(168)	3,243
Prior service credit arising during the year		(384)
Amortization of net loss	(225)	(304)
Amortization of prior service (cost)/credit	43	(6)	(5)
Curtailment (gain)/loss	0	0	0
Settlement loss/(gain)	0	0	0
Foreign exchange impact and other		18
Total recognized in other comprehensive income	(369)	(844)	3,238
Total recognized in net periodic benefit cost and other comprehensive income	(231)	(293)	3,290
Defined benefit pension plans, Non-U.S. [Member]
Components of net periodic benefit cost [Abstract]
Benefits earned during the year	31	28	29
Interest cost on benefit obligations	128	122	142
Expected return on plan assets	(126)	(115)	(152)
Amortization:
Net loss	56	44	25
Prior service cost (credit)	(1)
Curtailment (gain)/loss	0	0	0
Settlement loss	1	1
Special termination benefits	1	1	3
Net periodic benefit cost	90	81	47
Other defined benefit pension plans	11	12	14
Total defined benefit plans	101	93	61
Total defined contribution plans	251	226	286
Total pension and OPEB cost included in compensation expense	352	319	347
Changes in plan assets and benefit obligations recognized in other comprehensive income
Net (gain)/loss arising during the year	(21)	183	235
Prior service credit arising during the year	(10)	(1)
Amortization of net loss	(56)	(44)	(27)
Amortization of prior service (cost)/credit	1
Curtailment (gain)/loss	0	0	0
Settlement loss/(gain)	(1)	(1)
Foreign exchange impact and other	(23)	36	(150)
Total recognized in other comprehensive income	(110)	173	58
Total recognized in net periodic benefit cost and other comprehensive income	(20)	254	105
OPEB Plans [Member]
Components of net periodic benefit cost [Abstract]
Benefits earned during the year	2	3	5
Interest cost on benefit obligations	55	65	74
Expected return on plan assets	(96)	(97)	(98)
Amortization:
Net loss	(1)
Prior service cost (credit)	(13)	(14)	(16)
Curtailment (gain)/loss		5	4
Settlement loss	0	0	0
Special termination benefits	0	0	0
Net periodic benefit cost	(53)	(38)	(31)
Other defined benefit pension plans	0	0	0
Total defined benefit plans	(53)	(38)	(31)
Total defined contribution plans	0	0	0
Total pension and OPEB cost included in compensation expense	(53)	(38)	(31)
Changes in plan assets and benefit obligations recognized in other comprehensive income
Net (gain)/loss arising during the year	(54)	(176)	248
Prior service credit arising during the year	0	0	0
Amortization of net loss	1
Amortization of prior service (cost)/credit	13	15	15
Curtailment (gain)/loss		2	3
Settlement loss/(gain)	0	0	0
Foreign exchange impact and other	1	(1)	3
Total recognized in other comprehensive income	(39)	(160)	269
Total recognized in net periodic benefit cost and other comprehensive income	$ (92)	$ (198)	$ 238

Pension and Other Postretirement Employee Benefit Plans (Details 3) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Defined benefit pension plans, U.S. [Member]
Estimated pretax amounts that will be amortized from AOCI into net periodic benefit cost
Net loss	$ 168
Prior service cost/(credit)	(43)
Total	125
Defined benefit pension plans, Non-U.S. [Member]
Estimated pretax amounts that will be amortized from AOCI into net periodic benefit cost
Net loss	44
Prior service cost/(credit)	(1)
Total	43
OPEB plans, U.S. [Member]
Estimated pretax amounts that will be amortized from AOCI into net periodic benefit cost
Net loss	0
Prior service cost/(credit)	(8)
Total	(8)
OPEB plans, Non-U.S. [Member]
Estimated pretax amounts that will be amortized from AOCI into net periodic benefit cost
Net loss	0
Prior service cost/(credit)	0
Total	$ 0

Pension and Other Postretirement Employee Benefit Plans (Details 4)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined benefit pension plans, U.S. [Member]
Actual rate of return on plan assets
Actual rate of return: Defined benefit pension plans and OPEB plans	12.23%	13.78%	(25.17%)
Defined benefit pension plans, Non-U.S. [Member] | Minimum Range [Member]
Actual rate of return on plan assets
Actual rate of return: Defined benefit pension plans and OPEB plans	0.77%	3.17%	(21.58%)
Defined benefit pension plans, Non-U.S. [Member] | Maximum Range [Member]
Actual rate of return on plan assets
Actual rate of return: Defined benefit pension plans and OPEB plans	10.65%	22.43%	5.06%
OPEB plans, U.S. [Member]
Actual rate of return on plan assets
Actual rate of return: Defined benefit pension plans and OPEB plans	11.23%	15.93%	(17.89%)
OPEB plans, Non-U.S. [Member]
Actual rate of return on plan assets
Defined Benefit Plan Actual Return On Plan Assets Percentage	0.00%	0.00%	0.00%

Pension and Other Postretirement Employee Benefit Plans (Details 5)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Defined benefit pension plans, U.S. [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	5.50%	6.00%
Defined benefit pension plans, U.S. [Member] | Maximum Range [Member]
Discount rate:
Defined benefit pension plans and OPEB plans		5.70%
Defined benefit pension plans, Non-U.S. [Member] | Minimum Range [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	1.60%	2.00%
Defined benefit pension plans, Non-U.S. [Member] | Maximum Range [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	5.50%
OPEB plans, U.S. [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	5.50%	6.00%
OPEB plans, Non-U.S. [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	5.50%	5.70%
Foreign Pension Plans and Other Foreign Postretirement Benefit Plans [Member]
Health care cost trend rate:
Assumed for next year	6.50%	5.40%
Ultimate	6.00%	4.50%
Year when rate will reach ultimate	2,015	2,014
Foreign Pension Plans and Other Foreign Postretirement Benefit Plans [Member] | Minimum Range [Member]
Discount rate:
Rate of compensation increase	3.00%	3.00%
Foreign Pension Plans and Other Foreign Postretirement Benefit Plans [Member] | Maximum Range [Member]
Discount rate:
Rate of compensation increase	4.50%	4.50%
Pension and other postretirement employee benefit plans, U.S. [Member]
Discount rate:
Rate of compensation increase	4.00%	4.00%
Health care cost trend rate:
Assumed for next year	7.00%	7.75%
Ultimate	5.00%	5.00%
Year when rate will reach ultimate	2,017	2,014

Pension and Other Postretirement Employee Benefit Plans (Details 6)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Expected long-term rate of return on plan assets:
Rate of compensation increase		4.00%
Defined benefit pension plans, Non-U.S. [Member] | Maximum Range [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	5.70%	6.20%	5.80%
Expected long-term rate of return on plan assets:
Defined benefit pension plans and OPEB plans	6.20%	6.90%	5.75%
Foreign Pension Plans and Other Foreign Postretirement Benefit Plans [Member] | Maximum Range [Member]
Expected long-term rate of return on plan assets:
Rate of compensation increase	4.50%	4.00%	4.25%
Defined benefit pension plans, Non-U.S. [Member] | Minimum Range [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	2.00%	2.00%	2.25%
Expected long-term rate of return on plan assets:
Defined benefit pension plans and OPEB plans	2.40%	2.50%	3.25%
Foreign Pension Plans and Other Foreign Postretirement Benefit Plans [Member] | Minimum Range [Member]
Expected long-term rate of return on plan assets:
Rate of compensation increase	3.00%	3.00%	3.00%
Defined benefit pension plans, U.S. [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	6.00%	6.65%	6.60%
Expected long-term rate of return on plan assets:
Defined benefit pension plans and OPEB plans	7.50%	7.50%	7.50%
OPEB plans, U.S. [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	6.00%	6.70%	6.60%
Expected long-term rate of return on plan assets:
Defined benefit pension plans and OPEB plans	7.00%	7.00%	7.00%
OPEB plans, Non-U.S. [Member]
Discount rate:
Defined benefit pension plans and OPEB plans	5.70%	6.20%	5.80%
Foreign Pension Plans and Other Foreign Postretirement Benefit Plans [Member]
Health care cost trend rate:
Assumed for next year	5.40%	7.00%	5.75%
Ultimate	4.50%	5.50%	4.00%
Year when rate will reach ultimate	2014	2012	2010
Pension and other postretirement employee benefit plans, U.S. [Member]
Expected long-term rate of return on plan assets:
Rate of compensation increase	4.00%	4.00%	4.00%
Health care cost trend rate:
Assumed for next year	7.75%	8.50%	9.25%
Ultimate	5.00%	5.00%	5.00%
Year when rate will reach ultimate	2014	2014	2014

Pension and Other Postretirement Employee Benefit Plans (Details 7) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Effect of a one-percentage-point change in the assumed health care cost trend rate on the Firms total service and interest cost and accumulated postretirement benefit obligation
Effect on total service and interest cost, 1-Percentage-point increase	$ 2
Effect on total service and interest cost, 1-Percentage-point decrease	(2)
Effect on accumulated postretirement benefit obligation, 1-Percentage-point increase	36
Effect on accumulated postretirement benefit obligation, 1-Percentage-point decrease	$ (31)

Pension and Other Postretirement Employee Benefit Plans (Details 8)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Defined benefit pension plans, U.S. [Member]
Asset category
Debt securities - Target Allocation, Minimum	10.00%
Debt securities - Target Allocation, Maximum	30.00%
Debt securities - % of plan assets	29.00%	29.00%
Equity securities - Target Allocation, Minimum	25.00%
Equity securities - Target Allocation, Maximum	60.00%
Equity securities - % of plan assets	40.00%	40.00%
Real estate - Target Allocation, Minimum	5.00%
Real estate - Target Allocation, Maximum	20.00%
Real estate - % of plan assets	4.00%	4.00%
Alternatives - Target Allocation, Minimum	15.00%
Alternatives - Target Allocation, Maximum	50.00%
Alternatives - % of plan assets	27.00%	27.00%
Total - Target Allocation	100.00%
Total - % of plan assets	100.00%	100.00%
Defined benefit pension plans, Non-U.S. [Member]
Asset category
Debt securities - % of plan assets	71.00%	75.00%
Equity securities - % of plan assets	28.00%	23.00%
Real estate - % of plan assets		1.00%
Alternatives - % of plan assets	1.00%	1.00%
Total - Target Allocation	100.00%
Total - % of plan assets	100.00%	100.00%
Debt securities - Target Allocation	72.00%
Equity securities - Target Allocation	26.00%
Real estate - Target Allocation	1.00%
Alternatives - Target Allocation	1.00%
OPEB Plans [Member]
Asset category
Debt securities - % of plan assets	50.00%	50.00%
Equity securities - % of plan assets	50.00%	50.00%
Real estate - % of plan assets	0.00%	0.00%
Alternatives - % of plan assets	0.00%	0.00%
Total - Target Allocation	100.00%
Total - % of plan assets	100.00%	100.00%
Debt securities - Target Allocation	50.00%
Equity securities - Target Allocation	50.00%

Pension and Other Postretirement Employee Benefit Plans (Details 9) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined benefit pension plans, U.S. [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	$ 10,828	$ 10,218	$ 6,948
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	71
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3,596	2,772
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	748	608
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	712	554
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	414	324
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	444	322
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	195	188
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	205	186
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	21	19
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	857	571
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1,195	1,868
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	188	169
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	2	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	218	348
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	5,199	5,228
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	16	14
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	9	13
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	6	1
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	756	610
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	959	912
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	959	912
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	424	941
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	453	406
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	55	54
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	194	90
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	58	115
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	2,915	3,142
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(177)	(76)
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(177)	(76)
Defined benefit pension plans, U.S. [Member] | Level 3 [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3,026	2,031
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	2,638	1,697	1,537
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1,102	627	524
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1,232	874	810
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	304	196	203
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	387	334	315
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3,026	2,031	1,852
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, U.S. [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	71
Defined benefit pension plans, U.S. [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3,612	2,786
Defined benefit pension plans, U.S. [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	757	621
Defined benefit pension plans, U.S. [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	712	554
Defined benefit pension plans, U.S. [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	415	324
Defined benefit pension plans, U.S. [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	444	322
Defined benefit pension plans, U.S. [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	195	188
Defined benefit pension plans, U.S. [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	205	186
Defined benefit pension plans, U.S. [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	21	19
Defined benefit pension plans, U.S. [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	863	572
Defined benefit pension plans, U.S. [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1,951	2,478
Defined benefit pension plans, U.S. [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3,597	2,609
Defined benefit pension plans, U.S. [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	2,061	1,539
Defined benefit pension plans, U.S. [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1,232	874
Defined benefit pension plans, U.S. [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	304	196
Defined benefit pension plans, U.S. [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	425	941
Defined benefit pension plans, U.S. [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	453	406
Defined benefit pension plans, U.S. [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	243	223
Defined benefit pension plans, U.S. [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	196	90
Defined benefit pension plans, U.S. [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	663	797
Defined benefit pension plans, U.S. [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	11,140	10,401
Defined benefit pension plans, U.S. [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(177)	(76)
Defined benefit pension plans, U.S. [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(177)	(76)
Defined benefit pension plans, Non-U.S. [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	2,647	2,432	2,008
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	81	27
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	613	493
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	68	49
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	75	64
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	113	90
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	53	39
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	59	45
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	50	35
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	194	171
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	46	23
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	18	18
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	759	561
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	88	75
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	13	16
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	21	18
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	9	12
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	10	13
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	6	13
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	13	3
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	16	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	180	185
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	718	685
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	864	841
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3	5
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	51	89
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1,904	1,880
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(25)	(30)
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(25)	(30)
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	13	14
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	13
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	13
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	0	0
Defined benefit pension plans, Non-U.S. [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	81	27
Defined benefit pension plans, Non-U.S. [Member] | Equity Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	701	568
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Capital equipment [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	81	65
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Consumer goods [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	96	82
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Banks and finance companies [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	122	102
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Business services [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	63	52
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Energy [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	65	58
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Materials [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	63	38
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Real estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1	0
Defined benefit pension plans, Non-U.S. [Member] | Equity securities - Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	210	171
Defined benefit pension plans, Non-U.S. [Member] | Common/collective trust funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	226	208
Defined benefit pension plans, Non-U.S. [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Real Estate [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	0	0
Defined benefit pension plans, Non-U.S. [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	718	685
Defined benefit pension plans, Non-U.S. [Member] | U.S. federal, state, local and non-U.S. government debt securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	864	841
Defined benefit pension plans, Non-U.S. [Member] | Mortgage-backed securities [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	1	0
Defined benefit pension plans, Non-U.S. [Member] | Derivative receivables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	3	5
Defined benefit pension plans, Non-U.S. [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	69	120
Defined benefit pension plans, Non-U.S. [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Assets	2,663	2,454
Defined benefit pension plans, Non-U.S. [Member] | Total liabilities at fair value [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	(25)	(30)
Defined benefit pension plans, Non-U.S. [Member] | Derivative Payables [Member]
Defined Benefit Plan, Fair Value of Plan Assets and Liabilities
Defined Benefit Plan, Fair Value of Plan Liabilities	$ (25)	$ (30)

Pension and Other Postretirement Employee Benefit Plans (Details 10) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined benefit pension plans, U.S. [Member] | Level 3 [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	$ 3,026	$ 2,031
Total realized/unrealized gains/(losses)	191	23
Purchases, sales and settlements, net	712	171
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	2,638	1,697	1,537
Total realized/unrealized gains/(losses)	138	4
Purchases, sales and settlements, net	712	171
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	1,102	627	524
Total realized/unrealized gains/(losses)	8	112
Purchases, sales and settlements, net	388	(9)
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	1,232	874	810
Total realized/unrealized gains/(losses)	111	(1)
Purchases, sales and settlements, net	235	80
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Real Estate [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	304	196	203
Total realized/unrealized gains/(losses)	19	(107)
Purchases, sales and settlements, net	89	100
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	1	0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	387	334	315
Total realized/unrealized gains/(losses)	53	19
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	3,026	2,031	1,852
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	13	14
Total realized/unrealized gains/(losses)	(1)	(1)
Purchases, sales and settlements, net	(12)
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Real Estate [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	13
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	13
OPEB Plans [Member] | Level 3 [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	1,381	1,269	1,126
Total realized/unrealized gains/(losses)	137	172
Purchases, sales and settlements, net	(25)	(29)
OPEB Plans [Member] | Level 3 [Member] | COLI [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	1,381	1,269	1,126
Total realized/unrealized gains/(losses)	137	172
Purchases, sales and settlements, net	(25)	(29)
Defined benefit pension plans, U.S. [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	10,828	10,218	6,948
Transfers in and/or out of level 3	92	(15)
Defined benefit pension plans, U.S. [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	3,597	2,609
Transfers in and/or out of level 3	91	(15)
Defined benefit pension plans, U.S. [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	2,061	1,539
Transfers in and/or out of level 3	79
Defined benefit pension plans, U.S. [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	1,232	874
Transfers in and/or out of level 3	12	(15)
Defined benefit pension plans, U.S. [Member] | Real Estate [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	304	196
Defined benefit pension plans, U.S. [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	425	941
Transfers in and/or out of level 3	1
Defined benefit pension plans, U.S. [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	663	797
Defined benefit pension plans, U.S. [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	11,140	10,401
Defined benefit pension plans, Non-U.S. [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	2,647	2,432	2,008
Defined benefit pension plans, Non-U.S. [Member] | Limited Partnerships [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Limited partnerships - Hedge funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Limited partnerships - Private equity funds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Real Estate [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	0	0
Defined benefit pension plans, Non-U.S. [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	718	685
Defined benefit pension plans, Non-U.S. [Member] | Plan Asset Categories Other [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	69	120
Defined benefit pension plans, Non-U.S. [Member] | Plan Asset Categories [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	2,663	2,454
OPEB Plans [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Portion of U.S. plan assets including participation rights under participating annuity contracts	$ 1,381	$ 1,269	$ 1,126

Pension and Other Postretirement Employee Benefit Plans (Details 11) (USD $) In Millions	Dec. 31, 2010
Defined benefit pension plans, U.S. [Member]
Estimated future benefit payments
Estimated future benefit payments, Defined benefit plans, 2011	$ 1,001
Estimated future benefit payments, Defined benefit plans, 2012	1,011
Estimated future benefit payments, Defined benefit plans, 2013	587
Estimated future benefit payments, Defined benefit plans, 2014	593
Estimated future benefit payments, Defined benefit plans, 2015	592
Estimated future benefit payments, Defined benefit plans, Years 2016-2020	3,013
Defined benefit pension plans, Non-U.S. [Member]
Estimated future benefit payments
Estimated future benefit payments, Defined benefit plans, 2011	84
Estimated future benefit payments, Defined benefit plans, 2012	92
Estimated future benefit payments, Defined benefit plans, 2013	98
Estimated future benefit payments, Defined benefit plans, 2014	102
Estimated future benefit payments, Defined benefit plans, 2015	111
Estimated future benefit payments, Defined benefit plans, Years 2016-2020	640
OPEB before Medicare Part D subsidy [Member]
Estimated future benefit payments
Estimated future benefit payments, Defined benefit plans, 2011	99
Estimated future benefit payments, Defined benefit plans, 2012	97
Estimated future benefit payments, Defined benefit plans, 2013	95
Estimated future benefit payments, Defined benefit plans, 2014	94
Estimated future benefit payments, Defined benefit plans, 2015	92
Estimated future benefit payments, Defined benefit plans, Years 2016-2020	418
Medicare Part D Subsidy [Member]
Estimated future benefit payments
Estimated future benefit payments, Defined benefit plans, 2011	10
Estimated future benefit payments, Defined benefit plans, 2012	11
Estimated future benefit payments, Defined benefit plans, 2013	12
Estimated future benefit payments, Defined benefit plans, 2014	13
Estimated future benefit payments, Defined benefit plans, 2015	14
Estimated future benefit payments, Defined benefit plans, Years 2016-2020	$ 78

Pension and Other Postretirement Employee Benefit Plans (Details) (Textuals) (USD $)	1 Months Ended		12 Months Ended
	Aug. 31, 2009	Jan. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Rate of Compensation Increase				4.00%
Defined benefit pension plans [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Unfunded Commitments to Purchase Limited Partnership Investments for the Plan			$ 1,100,000,000	$ 1,300,000,000
Defined benefit pension plan, excluded amount of U.S. receivables for investments sold and dividends and interest receivables			52,000,000	82,000,000
Defined Benefit Plan, Excluded Amount of Non-U.S. Receivables for Investments Sold and Dividends and Interest Receivables			9,000,000	8,000,000
Defined Benefit Plan, Excluded Amount of Payables for Investments Purchased			149,000,000	177,000,000
Defined Benefit Plan, Excluded Amount of Other Liabilities			38,000,000	12,000,000
Unfunded postretirement benefit obligation, U.K. Plan			36,000,000	29,000,000
Defined benefit pension plans [Member] | Level 1 [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Fair Value, Investments Valued at Net Asset Value			1,300,000,000	2,000,000,000
Defined benefit pension plans [Member] | Level 2 [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Fair Value, Investments Valued at Net Asset Value			1,700,000,000	1,600,000,000
Defined benefit pension plans [Member] | Level 3 [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Fair Value, Investments Valued at Net Asset Value			1,100,000,000	600,000,000
Defined benefit pension plans [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Common or Collective Trust Funds, Percent Invested in Short-Term Investment Funds			22.00%	39.00%
Defined Benefit Plan, Common or Collective Trust Funds, Percent Invested in Equity (Index) Investments			21.00%	24.00%
Defined Benefit Plan, Common or Collective Trust Funds, Percent Invested in International Investments			16.00%	15.00%
Defined benefit pension plans [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined benefit pension plan, mortgage-backed securities -percent invested in debt issued by U.S. government agencies			77.00%	72.00%
Defined benefit pension plans [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined benefit pension plan, derivative receivables - percent invested in foreign exchange contracts			89.00%	80.00%
Defined benefit pension plan, derivative receivables - percent invested in equity warrants			11.00%	16.00%
Defined benefit pension plans [Member] | Fair Value Plan Asset Measurement [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Fair Value, Investments Valued at Net Asset Value			4,100,000,000	4,200,000,000
Defined benefit pension plans, U.S. [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined benefit pension plan, U.S., discretionary deductible cash contribution	1,500,000,000	1,300,000,000
Excess Retirement Plan, unfunded projected benefit obligation			8,320,000,000	7,977,000,000	7,796,000,000
Funded/(unfunded) status			2,508,000,000	2,241,000,000
Portion of U.S. plan assets including participation rights under participating annuity contracts			10,828,000,000	10,218,000,000	6,948,000,000
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Return on Assets			7.50%	7.50%	7.50%
Defined benefit plan, assumptions used in calculating net periodic benefit cost, expected long-term return on assets expected in the next fiscal year			7.50%
Projected Increase in U.S. Defined Benefit Pension Plan Expense Resulting from a 25-Basis Point Increase in the Interest Crediting Rate for the U.S. Plans			19,000,000
Defined benefit pension plans, U.S. [Member] | Participation Rights Under Participating Annuity Contracts [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			385,000,000	332,000,000
Defined benefit pension plans, U.S. [Member] | Accrued Receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			52,000,000	82,000,000
Defined benefit pension plans, U.S. [Member] | Accrued Liabilities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			187,000,000	189,000,000
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			1,195,000,000	1,868,000,000
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			188,000,000	169,000,000
Defined benefit pension plans, U.S. [Member] | Level 1 [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			2,000,000	0
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			756,000,000	610,000,000
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			55,000,000	54,000,000
Defined benefit pension plans, U.S. [Member] | Level 2 [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			194,000,000	90,000,000
Defined benefit pension plans, U.S. [Member] | Level 3 [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			3,026,000,000	2,031,000,000
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, U.S. [Member] | Level 3 [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, U.S. [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			1,951,000,000	2,478,000,000
Defined benefit pension plans, U.S. [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			243,000,000	223,000,000
Defined benefit pension plans, U.S. [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			196,000,000	90,000,000
Defined benefit pension plans, Non-U.S. [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined benefit pension plan, non-U.S., expected contribution, 2010			166,000,000
Excess Retirement Plan, unfunded projected benefit obligation			2,600,000,000	2,536,000,000	2,007,000,000
Funded/(unfunded) status			47,000,000	(104,000,000)
Portion of U.S. plan assets including participation rights under participating annuity contracts			2,647,000,000	2,432,000,000	2,008,000,000
Defined benefit pension plans, Non-U.S. [Member] | Contractually Required Payments [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined benefit pension plan, non-U.S., expected contribution, 2010			154,000,000
Defined benefit pension plans, Non-U.S. [Member] | Accrued Receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			9,000,000	8,000,000
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			46,000,000	23,000,000
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			1,000,000	0
Defined benefit pension plans, Non-U.S. [Member] | Level 1 [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			180,000,000	185,000,000
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 2 [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			3,000,000	5,000,000
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	13,000,000	14,000,000
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, Non-U.S. [Member] | Level 3 [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			0	0
Defined benefit pension plans, Non-U.S. [Member] | Common/collective trust funds [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			226,000,000	208,000,000
Defined benefit pension plans, Non-U.S. [Member] | Mortgage-backed securities [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			1,000,000	0
Defined benefit pension plans, Non-U.S. [Member] | Derivative receivables [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			3,000,000	5,000,000
OPEB Plans [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Excess Retirement Plan, unfunded projected benefit obligation			980,000,000	1,025,000,000	1,095,000,000
Funded/(unfunded) status			401,000,000	244,000,000
Portion of U.S. plan assets including participation rights under participating annuity contracts			1,381,000,000	1,269,000,000	1,126,000,000
OPEB plan, amount of funding with COLI policies, classified within level 3 of the valuation hierarchy			1,400,000,000	1,300,000,000
OPEB Plans [Member] | Level 3 [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Portion of U.S. plan assets including participation rights under participating annuity contracts			1,381,000,000	1,269,000,000	1,126,000,000
Defined Benefit Plans and Other Postretirement Benefit Plans [Member] | Overfunded Plans [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Funded/(unfunded) status			3,500,000,000	3,000,000,000
Defined Benefit Plans and Other Postretirement Benefit Plans [Member] | Underfunded Plans [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Funded/(unfunded) status			561,000,000	623,000,000
Foreign Pension Plans And Other Foreign Postretirement Benefit Plans Of Member
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Projected increase in non-U.S. defined benefit pension and OPEB plan expense resulting from a 25-basis point decline in the discount rate for the non-U.S. plans			11,000,000
Defined Benefit Plan, Amount of Plan Investments Held in Funds that are Sponsored or Managed by Affiliates of the Firm			155,000,000	474,000,000
OPEB plans, U.S. [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Return on Assets			7.00%	7.00%	7.00%
Defined benefit plan, assumptions used in calculating net periodic benefit cost, expected long-term return on assets expected in the next fiscal year			6.25%
Defined Benefit Plan, Target Allocation Percentage			Currently, approved asset allocation ranges are: U.S. equity 15–35%, international equity 15–25%, debt securities 10–30%, hedge funds 10–30%, real estate 5–20%, and private equity 5–20%.
Pension and other postretirement employee benefit plans, U.S. [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Defined Benefit Plan, Health Care Cost Trend Rate Assumed for Next Fiscal Year			7.75%	8.50%	9.25%
Defined Benefit Plan, Ultimate Health Care Cost Trend Rate			5.00%	5.00%	5.00%
Defined Benefit Plan, Interest Crediting Rate			0.05
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Rate of Compensation Increase			4.00%	4.00%	4.00%
Projected increase in U.S. defined benefit pension and OPEB plan expense resulting from a 25-basis point decline in the expected long-term rate of return on U.S. plan assets			30,000,000
Projected increase in U.S. defined benefit pension and OPEB plan expense resulting from a 25-Basis point decline in the discount rate for the U.S. plans			11,000,000
Projected increase in U.S. defined benefit pension and OPEB benefit obligations resulting from a 25-Basis point decline in the discount rate for the U.S. plans			169,000,000
Projected increase in U.S. defined benefit pension benefit obligations resulting from a 25-basis point increase in the interest crediting rate for the U.S. defined benefit pension plan			76,000,000
Defined Benefit Plan, Amount of Plan Investments Held in Funds that are Sponsored or Managed by Affiliates of the Firm			1,700,000,000	1,600,000,000
Defined benefit pension plans, Excess Retirement Plan [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Excess Retirement Plan, unfunded projected benefit obligation			$ 266,000,000	$ 267,000,000
Defined contribution pension plans [Member]
Pension and other postretirement employee benefit plans (Numeric) [Abstract]
Description of defined contribution pension and other postretirement plans			The Firm matched eligible employee contributions up to 5% of benefits-eligible compensation (e.g. base pay) on a per pay period basis through April 30, 2009, and then amended the plan to provide that thereafter matching contributions would be made annually. Employees begin to receive matching contributions after completing a one-year-of-service requirement. Employees with total annual cash compensation of $250,000 or more are not eligible for matching contributions. Matching contributions are immediately vested for employees hired after May 1, 2009, and will vest after three years of service for employees hired on or after May 1, 2009. The 401(k) Savings Plan also permits discretionary profit-sharing contributions by participating companies for certain employees, subject to a specified vesting schedule.

Employee Stock Based Incentives (Details) (USD $)	12 Months Ended			1 Months Ended			12 Months Ended		1 Months Ended		12 Months Ended			1 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jun. 30, 2008 Shares held in RSU Trust Share Exchange Transaction [Member] Bear Stearns [Member]	Dec. 31, 2008 Shares held in RSU Trust Share Exchange Transaction [Member] Bear Stearns [Member]	May 30, 2008 Shares held in RSU Trust Share Exchange Transaction [Member] Bear Stearns [Member]	Dec. 31, 2010 Restricted Stock Units [Member]	Dec. 31, 2010 Stock Appreciation Rights [Member]	Jan. 31, 2008 Share Exchange Transaction [Member] Bear Stearns [Member] Employee Stock Awards [Member]	May 30, 2008 Share Exchange Transaction [Member] Bear Stearns [Member] Employee Stock Awards [Member]	Dec. 31, 2008 Share Exchange Transaction [Member] Bear Stearns [Member]	Dec. 31, 2010 Bear Stearns [Member]	May 31, 2008 Bear Stearns [Member]	Jan. 31, 2008 Chief Executive Officer [Member]	Dec. 31, 2010 Chief Executive Officer [Member]	Dec. 31, 2009 Chief Executive Officer [Member]	Dec. 31, 2008 Chief Executive Officer [Member]
RSU activity
RSU activity, Number of shares, Outstanding, January 1							221,265,000
RSU activity, Number of shares, Granted							80,142,000
RSU activity, Number of shares, Vested							(59,137,000)
RSU activity, Number of shares, Forfeited							(8,149,000)
RSU activity, Number of shares, Outstanding, December 31							234,121,000
RSU activity, Weighted-average grant date fair value, Outstanding, January 1							$ 29.32
RSU activity, Weighted-average grant date fair value, Granted							$ 42.92
RSU activity, Weighted-average grant date fair value, Vested							$ 43.05
RSU activity, Weighted-average grant date fair value, Forfeited							$ 31.15
RSU activity, Weighted-average grant date fair value, Outstanding, December 31							$ 30.45
Employee stock option and SARs activity
Employee stock option and SARs activity, Number of options/SARs, Outstanding, January 1	266,568,000
Employee stock option and SARs activity, Number of options/SARs, Granted	20,949,000
Employee stock option and SARs activity, Number of options/SARs, Exercised	(12,870,000)
Employee stock option and SARs activity, Number of options/SARs, Forfeited	(3,076,000)
Employee stock option and SARs activity, Number of options/SARs, Canceled							(37,044,000)
Employee stock option and SARs activity, Number of options/SARs, Outstanding, December 31	234,527,000	266,568,000
Employee stock option and SARs activity, Number of options/SARs, Exercisable, December 31	181,183,000
Employee stock option and SARs activity, Weighted-average exercise price, Outstanding, January 1	$ 45.83
Employee stock option and SARs activity, Weighted-average exercise price, Granted	$ 42.96	$ 8.24	$ 10.36
Employee stock option and SARs activity, Weighted-average exercise price, Exercised	$ 30.69
Employee stock option and SARs activity, Weighted-average exercise price, Forfeited	$ 34.82
Employee stock option and SARs activity, Weighted-average exercise price, Canceled	$ 65.95
Employee stock option and SARs activity, Weighted-average exercise price, Outstanding, December 31	$ 43.33	$ 45.83
Employee stock option and SARs activity, Weighted-average exercise price, Exercisable, December 31	$ 45.52
Employee stock option and SARs activity, Weighted-average remaining contractual life (in years), Outstanding, December 31	3.4
Employee stock option and SARs activity, Weighted-average remaining contractual life (in years), Exercisable, December 31	2.1
Employee stock option and SARs activity, Aggregate intrinsic value, Outstanding, December 31	$ 1,191,151,000
Employee stock option and SARs activity, Aggregate intrinsic value, Exercisable, December 31	788,217,000
Employee Stock-Based Incentives (Numeric) [Abstract]
Shares of common stock available for issuance	113,000,000
SARs awarded to Chairman and Chief Executive Officer														2,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award															In January 2008, the Firm awarded to its Chairman and Chief Executive Officer up to 2 million SARs. The terms of this award are distinct from, and more restrictive than, other equity grants regularly awarded by the Firm. The SARs, which have a 10-year term, will become exercisable no earlier than January 22, 2013, and have an exercise price of $39.83. The number of SARs that will become exercisable (ranging from none to the full 2 million) and their exercise date or dates may be determined by the Board of Directors based on an annual assessment of the performance of both the CEO and JPMorgan Chase. The Firm recognizes this award ratably over an assumed five-year service period, subject to a requirement to recognize changes in the fair value of the award through the grant date.
Compensation expense recognized for award to Chairman and Chief Executive Officer	3,251,000,000	3,355,000,000	2,637,000,000												4,000,000	9,000,000	1,000,000
Exchange ratio						0.21753				0.21753			0.21753
Shares held in RSU Trust												1,000,000
Total fair value of shares that vested	2,300,000,000	1,300,000,000	1,600,000,000
Weighted average grant date per share fair value of stock options and SARs granted	$ 42.96	$ 8.24	$ 10.36
Total intrinsic value of options exercised	154,000,000	154,000,000	391,000,000
Compensation cost related to unvested awards not charged to net income	1,500,000,000
Weighted average period for cost expected to be amortized into compensation expense	0.9
Income tax benefits related to stock-based incentive arrangements recognized in the Firm's Consolidated Statements of Income	1,300,000,000	1,300,000,000	1,100,000,000
Share-based Compensation							RSUs are generally granted annually and generally vest at a rate of 50% after two years and 50% after three years and convert into shares of common stock at the vesting date	The 2010, 2009 and 2008 grants of SARs to key employees vest ratably over 5 years (i.e., 20% per year)
Share-based Compensation Arrangement by Share-based Payment Award, Award Expiration								These awards generally expire 10 years after the grant date.
Share-based Compensation Arrangement Per Employee														2
Business Acquisition, Number of Shares Acquired				27,000,000					46,000,000		95,000,000
Shares exchanged in the merger of Bear Stearns					6,000,000
Noncash compensation expense related to employee stock-based incentive plans
Cost of prior grants of restricted stock units ("RSUs") and stock appreciation rights ("SARs") that are amortized over their applicable vesting periods	2,479,000,000	2,510,000,000	2,228,000,000
Accrual of estimated costs of RSUs and SARs to be granted in future periods to full-career eligible employees	772,000,000	845,000,000	409,000,000
Total noncash compensation expense related to employee stock-based incentive plans	3,251,000,000	3,355,000,000	2,637,000,000												4,000,000	9,000,000	1,000,000
Cash received from the exercise of stock options under all stock-based incentive arrangements, and the actual income tax benefit realized related to tax deductions from the exercise of the stock options
Cash received from options exercised	205,000,000	437,000,000	1,026,000,000
Tax benefit realized	$ 14,000,000	$ 11,000,000	$ 72,000,000
Assumptions used to value employee stock options and Stock Appreciation Rights (SARs)
Risk-free interest rate	3.89%	2.33%	3.90%
Expected dividend yield	3.13%	3.40%	3.57%
Expected common stock price volatility	37.00%	56.00%	34.00%
Expected life (in years)	6.4	6.6	6.8

Noninterest Expense (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Components of noninterest expense [Abstract]
Compensation expense	$ 28,124	$ 26,928	$ 22,746
Noncompensation expense:
Occupancy expense	3,681	3,666	3,038
Technology, communications and equipment expense	4,684	4,624	4,315
Professional and outside services	6,767	6,232	6,053
Marketing	2,446	1,777	1,913
Other expense	14,558	7,594	3,740
Amortization of intangibles	936	1,050	1,263
Total noncompensation expense	33,072	24,943	20,322
Merger costs	0	481	432
Total noninterest expense	$ 61,196	$ 52,352	$ 43,500

Noninterest Expense (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Merger and acquisition cost
Merger And Acquisition Cost	$ 0	$ 481	$ 432
Washington Mutual [Member] | Compensation [Member]
Merger and acquisition cost
Merger And Acquisition Cost		256	113
Bear Stearns [Member] | Compensation [Member]
Merger and acquisition cost
Merger And Acquisition Cost		(9)	181
Compensation [Member]
Merger and acquisition cost
Merger And Acquisition Cost		247	294
Washington Mutual [Member] | Occupancy [Member]
Merger and acquisition cost
Merger And Acquisition Cost		15	0
Bear Stearns [Member] | Occupancy [Member]
Merger and acquisition cost
Merger And Acquisition Cost		(3)	42
Occupancy [Member]
Merger and acquisition cost
Merger And Acquisition Cost		12	42
Washington Mutual [Member] | Technology and communications and other [Member]
Merger and acquisition cost
Merger And Acquisition Cost		184	11
Bear Stearns [Member] | Technology and communications and other [Member]
Merger and acquisition cost
Merger And Acquisition Cost		38	85
Technology and communications and other [Member]
Merger and acquisition cost
Merger And Acquisition Cost		222	96
Bear Stearns [Member]
Merger and acquisition cost
Merger And Acquisition Cost	0	26	308
Washington Mutual [Member]
Merger and acquisition cost
Merger And Acquisition Cost	$ 0	$ 455	$ 124

Noninterest Expense (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Merger reserve balance
Merger reserve balance, beginning of period	$ 89	$ 768	$ 0
Recorded as merger costs	0	481	432
Recorded as goodwill	0	(5)	1,547
Utilization of merger reserve	(89)	(1,155)	(1,211)
Merger reserve balance, end of period	0	89	768
Noninterest Expense (Numeric) [Abstract]
Foreclosed property expense	1,000	1,400	213
FDIC Special Assessment		675
Bear Stearns [Member]
Merger reserve balance
Merger reserve balance, beginning of period	32	327	0
Recorded as merger costs	0	26	308
Recorded as goodwill	0	(5)	1,112
Utilization of merger reserve	(32)	(316)	(1,093)
Merger reserve balance, end of period	0	32	327
Washington Mutual [Member]
Merger reserve balance
Merger reserve balance, beginning of period	57	441	0
Recorded as merger costs	0	455	124
Recorded as goodwill	0	0	435
Utilization of merger reserve	(57)	(839)	(118)
Merger reserve balance, end of period	0	57	441
Pending or Threatened Litigation [Member]
Merger reserve balance
Litigation expense (benefit)	$ 7,400	$ 161	$ (781)

Securities (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Securities gains and losses [Abstract]
Realized gains	$ 3,382	$ 2,268	$ 1,890
Realized losses	(317)	(580)	(330)
Net realized gains	3,065	1,688	1,560
Credit losses included in securities gains	(100)	(578)	0
Net securities gains	$ 2,965	$ 1,110	$ 1,560

Securities (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	$ 312,241	$ 357,053
Available-for-sale Securities, Gross Unrealized Gains	6,102	5,616
Available-for-sale Securities, Gross Unrealized Losses	2,025	2,304
Available-for-sale securities, fair value	316,318	360,365
Held-to-maturity Securities, Amortized Cost	18	25
Held-to-maturity Securities, Gross unrealized gains	2	2
Held-to-maturity Securities, Gross unrealized losses	0	0
Held-to-maturity Securities, Fair Value	20	27
Equity Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	1,894	2,518
Available-for-sale Securities, Gross Unrealized Gains	163	185
Available-for-sale Securities, Gross Unrealized Losses	6	4
Available-for-sale securities, fair value	2,051	2,699
Debt Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	310,347	354,535
Available-for-sale Securities, Gross Unrealized Gains	5,939	5,431
Available-for-sale Securities, Gross Unrealized Losses	2,019	2,300
Available-for-sale securities, fair value	314,267	357,666
Mortgage-backed securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	171,795	185,869
Available-for-sale Securities, Gross Unrealized Gains	4,032	2,960
Available-for-sale Securities, Gross Unrealized Losses	973	1,543
Available-for-sale securities, fair value	174,854	187,286
US Government Corporations and Agencies Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	117,364	166,094
Available-for-sale Securities, Gross Unrealized Gains	3,159	2,412
Available-for-sale Securities, Gross Unrealized Losses	297	608
Available-for-sale securities, fair value	120,226	167,898
Commercial and other [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	5,169	4,521
Available-for-sale Securities, Gross Unrealized Gains	502	132
Available-for-sale Securities, Gross Unrealized Losses	17	63
Available-for-sale securities, fair value	5,654	4,590
Prime and Alt A [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	2,173	5,234
Available-for-sale Securities, Gross Unrealized Gains	81	96
Available-for-sale Securities, Gross Unrealized Losses	250	807
Available-for-sale securities, fair value	2,004	4,523
Subprime (Member)
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	0	17
Available-for-sale Securities, Gross Unrealized Gains	0	0
Available-for-sale Securities, Gross Unrealized Losses	0	0
Available-for-sale securities, fair value	0	17
Non U S (Member)
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	47,089	10,003
Available-for-sale Securities, Gross Unrealized Gains	290	320
Available-for-sale Securities, Gross Unrealized Losses	409	65
Available-for-sale securities, fair value	46,970	10,258
U.S. Treasury and government agencies [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	11,258	30,044
Available-for-sale Securities, Gross Unrealized Gains	118	88
Available-for-sale Securities, Gross Unrealized Losses	28	135
Available-for-sale securities, fair value	11,348	29,997
Obligations of U.S. states and municipalities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	11,732	6,270
Available-for-sale Securities, Gross Unrealized Gains	165	292
Available-for-sale Securities, Gross Unrealized Losses	338	25
Available-for-sale securities, fair value	11,559	6,537
Certificates of Deposit [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	3,648	2,649
Available-for-sale Securities, Gross Unrealized Gains	1	1
Available-for-sale Securities, Gross Unrealized Losses	2	0
Available-for-sale securities, fair value	3,647	2,650
Non-U.S. government debt securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	20,614	24,320
Available-for-sale Securities, Gross Unrealized Gains	191	234
Available-for-sale Securities, Gross Unrealized Losses	28	51
Available-for-sale securities, fair value	20,777	24,503
Corporate Debt Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	61,718	61,226
Available-for-sale Securities, Gross Unrealized Gains	495	812
Available-for-sale Securities, Gross Unrealized Losses	419	30
Available-for-sale securities, fair value	61,794	62,008
Credit card receivables, Asset Backed Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	7,278	25,266
Available-for-sale Securities, Gross Unrealized Gains	335	502
Available-for-sale Securities, Gross Unrealized Losses	5	26
Available-for-sale securities, fair value	7,608	25,742
Collateralized debt obligations, Asset Backed Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	13,336	12,172
Available-for-sale Securities, Gross Unrealized Gains	472	413
Available-for-sale Securities, Gross Unrealized Losses	210	436
Available-for-sale securities, fair value	13,598	12,149
Other, Debt Securities [Member]
Amortized costs and estimated fair values [Abstract]
Available-for-sale Securities, Amortized Cost	8,968	6,719
Available-for-sale Securities, Gross Unrealized Gains	130	129
Available-for-sale Securities, Gross Unrealized Losses	16	54
Available-for-sale securities, fair value	$ 9,082	$ 6,794

Securities (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	$ 88,153	$ 58,505
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	1,515	879
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	9,094	21,934
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	510	1,425
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	97,247	80,439
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	2,025	2,304
Equity Securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	0	1
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	0	1
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	2	3
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	6	3
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	2	4
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	6	4
Debt Securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	88,153	58,504
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	1,515	878
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	9,092	21,931
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	504	1,422
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	97,245	80,435
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	2,019	2,300
Mortgage-backed securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	49,753	44,488
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	690	665
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	2,284	5,678
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	283	878
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	52,037	50,166
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	973	1,543
U.S. government agencies [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	14,039	43,235
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	297	603
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	0	644
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	0	5
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	14,039	43,879
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	297	608
Commercial and other [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	548	679
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	14	34
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	11	229
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	3	29
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	559	908
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	17	63
Prime and Alt A [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	0	183
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	0	27
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	1,193	3,032
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	250	780
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	1,193	3,215
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	250	807
Subprime (Member)
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	0	0
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	0	0
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	0	0
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	0	0
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	0	0
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	0	0
Non U S (Member)
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	35,166	391
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	379	1
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	1,080	1,773
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	30	64
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	36,246	2,164
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	409	65
U.S. Treasury and government agencies [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	921	8,433
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	28	135
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	0	0
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	0	0
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	921	8,433
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	28	135
Obligations of U.S. states and municipalities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	6,890	472
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	330	11
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	20	389
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	8	14
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	6,910	861
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	338	25
Certificates of Deposit [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	1,771	0
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	2	0
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	0	0
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	0	0
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	1,771	0
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	2	0
Non-U.S. government debt securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	6,960	2,471
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	28	46
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	0	835
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	0	5
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	6,960	3,306
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	28	51
Corporate Debt Securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	18,783	1,831
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	418	12
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	90	4,634
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	1	18
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	18,873	6,465
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	419	30
Credit card receivables, Asset Backed Securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	0	0
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	0	0
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	345	745
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	5	26
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	345	745
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	5	26
Collateralized debt obligations, Asset Backed Securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	460	42
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	10	1
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	6,321	7,883
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	200	435
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	6,781	7,925
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	210	436
Other, Debt Securities [Member]
Fair value and gross unrealized loss, securities impairment [Abstract]
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Fair Value	2,615	767
Available-for-sale Securities, with gross unrealized losses, Less than 12 Months, Gross unrealized losses	9	8
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Fair Value	32	1,767
Available-for-sale Securities, with gross unrealized losses, 12 Months or Longer, Gross unrealized losses	7	46
Available-for-sale securities, with gross unrealized losses, Fair Value, Total	2,647	2,534
Available-for-sale Securities, with gross unrealized losses, Gross Unrealized Losses	$ 16	$ 54

Securities (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Other-than-temporary impairment, [Abstract]
Total losses	$ (94)	$ (946)
Losses recorded in (reclassified from) other comprehensive income	(6)	368
Credit losses recognized in income	$ (100)	$ (578)

Securities (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Changes in the credit loss component of credit-impaired debt securities, securities with no intent to sell [Abstract]
Balance, beginning of period	$ 578	$ 0
Additions:
Newly credit-impaired securities	0	578
Increase in losses on previously credit-impaired securities	94	0
Losses reclassified from other comprehensive income on previously credit-impaired securities	6	0
Reductions:
Sales of credit-impaired securities	(31)	0
Impact of new accounting guidance related to VIEs	(15)	0
Balance, end of period	$ 632	$ 578

Securities (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, maturities, due in 1 year or less, amortized cost	$ 23,758
Available-for-sale securities, maturities, due after 1 year through 5 years, amortized cost	66,403
Available-for-sale securities, maturities, due after 5 years through 10 years, amortized cost	27,385
Available-for-sale securities, maturities, due after 10 years, amortized cost	194,695
Available-for-sale securities, maturities, amortized cost, total	312,241
Available-for-sale securities, maturities, due in 1 year or less, fair value	23,853
Available-for-sale securities, maturities, due after 1 year through 5 years, fair value	66,728
Available-for-sale securities, maturities, due after 5 years through 10 years, fair value	27,962
Available-for-sale securities, maturities, due after 10 years, fair value	197,775
Available-for-sale securities, maturities, fair value, total	316,318
Available-for-sale securities, maturities, average yield, due in 1 year or less	2.56%
Available-for-sale securities, maturities, average yield, due after 1 year through 5 years	2.24%
Available-for-sale securities, maturities, average yield, due after 5 years through 10 years	3.23%
Available-for-sale securities, maturities, average yield, due after 10 years	3.78%
Available-for-sale securities, maturities, average yield, total	3.31%
Held-to-maturity securities, maturities, due in 1 year or less, amortized cost	0
Held-to-maturity securities, maturities, due after 1 year through 5 years, amortized cost	6
Held-to-maturity securities, maturities, due after 5 years through 10 years, amortized cost	11
Held-to-maturity securities, maturities, due after 10 years, amortized cost	1
Held-to-maturity securities, maturities, amortized cost, total	18
Held-to-maturity securities, maturities, due in 1 year or less, fair value	0
Held-to-maturity securities, maturities, due after 1 year through 5 years, fair value	6
Held-to-maturity securities, maturities, due after 5 years through 10 years, fair value	12
Held-to-maturity securities, maturities, due after 10 years, fair value	2
Held-to-maturity securities, maturities, fair value, total	20
Held-to-maturity securities, maturities, average yield, due in 1 year or less	0.00%
Held-to-maturity securities, maturities, average yield, due after 1 year through 5 years	6.97%
Held-to-maturity securities, maturities, average yield, due after 5 years through 10 years	6.83%
Held-to-maturity securities, maturities, average yield, due after 10 years	6.49%
Held-to-maturity securities, maturities, average yield, total	6.85%
Equity Securities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, equity maturities, due in 1 year or less, amortized cost	0
Available-for-sale securities, equity maturities, due after 1 year through 5 years, amortized cost	0
Available-for-sale securities, equity maturities, due after 5 years through 10 years, amortized cost	0
Available-for-sale securities, equity maturities, due after 10 years, amortized cost	1,894
Available-for-sale securities, equity maturities, amortized cost, total	1,894
Available-for-sale securities, equity maturities, due in 1 year or less, fair value	0
Available-for-sale securities, equity maturities, due after 1 year through 5 years, fair value	0
Available-for-sale securities, equity maturities, due after 5 years through 10 years, fair value	0
Available-for-sale securities, equity maturities, due after 10 years, fair value	2,051
Available-for-sale securities, equity maturities, fair value, total	2,051
Available-for-sale securities, equity maturities, average yield, due in 1 year or less	0.00%
Available-for-sale securities, equity maturities, average yield, due after 1 year through 5 years	0.00%
Available-for-sale securities, equity maturities, average yield, due after 5 years through 10 years	0.00%
Available-for-sale securities, equity maturities, average yield, due after 10 years	0.29%
Available-for-sale securities, equity maturities, average yield, total	0.29%
Debt Securities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	23,758
Available-for-sale securities, due after 1 year through 5 years, amortized cost	66,403
Available-for-sale securities, due after 5 years through 10 years, amortized cost	27,385
Available-for-sale securities, due after 10 years, amortized cost	192,801
Available-for-sale securities, amortized cost, total	310,347
Available-for-sale securities, due in 1 year or less, fair value	23,853
Available-for-sale securities, due after 1 year through 5 years, fair value	66,728
Available-for-sale securities, due after 5 years through 10 years, fair value	27,962
Available-for-sale securities, due after 10 years, fair value	195,724
Available-for-sale securities, fair value, total	314,267
Available-for-sale securities, average yield, due in 1 year or less	2.56%
Available-for-sale securities, average yield, due after 1 year through 5 years	2.24%
Available-for-sale securities, average yield, due after 5 years through 10 years	3.23%
Available-for-sale securities, average yield, due after 10 years	3.81%
Available-for-sale securities, average yield, total	3.33%
Mortgage-backed securities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	15
Available-for-sale securities, due after 1 year through 5 years, amortized cost	259
Available-for-sale securities, due after 5 years through 10 years, amortized cost	2,781
Available-for-sale securities, due after 10 years, amortized cost	168,740
Available-for-sale securities, amortized cost, total	171,795
Available-for-sale securities, due in 1 year or less, fair value	15
Available-for-sale securities, due after 1 year through 5 years, fair value	282
Available-for-sale securities, due after 5 years through 10 years, fair value	2,825
Available-for-sale securities, due after 10 years, fair value	171,732
Available-for-sale securities, fair value, total	174,854
Available-for-sale securities, average yield, due in 1 year or less	8.63%
Available-for-sale securities, average yield, due after 1 year through 5 years	6.25%
Available-for-sale securities, average yield, due after 5 years through 10 years	2.71%
Available-for-sale securities, average yield, due after 10 years	3.85%
Available-for-sale securities, average yield, total	3.84%
U.S. Treasury and government agencies [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	1,843
Available-for-sale securities, due after 1 year through 5 years, amortized cost	4,913
Available-for-sale securities, due after 5 years through 10 years, amortized cost	4,251
Available-for-sale securities, due after 10 years, amortized cost	251
Available-for-sale securities, amortized cost, total	11,258
Available-for-sale securities, due in 1 year or less, fair value	1,850
Available-for-sale securities, due after 1 year through 5 years, fair value	5,007
Available-for-sale securities, due after 5 years through 10 years, fair value	4,260
Available-for-sale securities, due after 10 years, fair value	231
Available-for-sale securities, fair value, total	11,348
Available-for-sale securities, average yield, due in 1 year or less	1.68%
Available-for-sale securities, average yield, due after 1 year through 5 years	2.62%
Available-for-sale securities, average yield, due after 5 years through 10 years	3.84%
Available-for-sale securities, average yield, due after 10 years	3.86%
Available-for-sale securities, average yield, total	2.95%
Obligations of U.S. states and municipalities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	39
Available-for-sale securities, due after 1 year through 5 years, amortized cost	160
Available-for-sale securities, due after 5 years through 10 years, amortized cost	333
Available-for-sale securities, due after 10 years, amortized cost	11,200
Available-for-sale securities, amortized cost, total	11,732
Available-for-sale securities, due in 1 year or less, fair value	39
Available-for-sale securities, due after 1 year through 5 years, fair value	167
Available-for-sale securities, due after 5 years through 10 years, fair value	351
Available-for-sale securities, due after 10 years, fair value	11,002
Available-for-sale securities, fair value, total	11,559
Available-for-sale securities, average yield, due in 1 year or less	3.21%
Available-for-sale securities, average yield, due after 1 year through 5 years	4.30%
Available-for-sale securities, average yield, due after 5 years through 10 years	5.25%
Available-for-sale securities, average yield, due after 10 years	5.07%
Available-for-sale securities, average yield, total	5.06%
Certificates of Deposit [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	3,642
Available-for-sale securities, due after 1 year through 5 years, amortized cost	6
Available-for-sale securities, due after 5 years through 10 years, amortized cost	0
Available-for-sale securities, due after 10 years, amortized cost	0
Available-for-sale securities, amortized cost, total	3,648
Available-for-sale securities, due in 1 year or less, fair value	3,641
Available-for-sale securities, due after 1 year through 5 years, fair value	6
Available-for-sale securities, due after 5 years through 10 years, fair value	0
Available-for-sale securities, due after 10 years, fair value	0
Available-for-sale securities, fair value, total	3,647
Available-for-sale securities, average yield, due in 1 year or less	5.16%
Available-for-sale securities, average yield, due after 1 year through 5 years	10.75%
Available-for-sale securities, average yield, due after 5 years through 10 years	0.00%
Available-for-sale securities, average yield, due after 10 years	0.00%
Available-for-sale securities, average yield, total	5.17%
Non-U.S. government debt securities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	5,666
Available-for-sale securities, due after 1 year through 5 years, amortized cost	13,557
Available-for-sale securities, due after 5 years through 10 years, amortized cost	1,388
Available-for-sale securities, due after 10 years, amortized cost	3
Available-for-sale securities, amortized cost, total	20,614
Available-for-sale securities, due in 1 year or less, fair value	5,673
Available-for-sale securities, due after 1 year through 5 years, fair value	13,712
Available-for-sale securities, due after 5 years through 10 years, fair value	1,389
Available-for-sale securities, due after 10 years, fair value	3
Available-for-sale securities, fair value, total	20,777
Available-for-sale securities, average yield, due in 1 year or less	1.81%
Available-for-sale securities, average yield, due after 1 year through 5 years	2.23%
Available-for-sale securities, average yield, due after 5 years through 10 years	3.56%
Available-for-sale securities, average yield, due after 10 years	5.34%
Available-for-sale securities, average yield, total	2.21%
Corporate Debt Securities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	12,515
Available-for-sale securities, due after 1 year through 5 years, amortized cost	44,137
Available-for-sale securities, due after 5 years through 10 years, amortized cost	5,065
Available-for-sale securities, due after 10 years, amortized cost	1
Available-for-sale securities, amortized cost, total	61,718
Available-for-sale securities, due in 1 year or less, fair value	12,597
Available-for-sale securities, due after 1 year through 5 years, fair value	44,100
Available-for-sale securities, due after 5 years through 10 years, fair value	5,096
Available-for-sale securities, due after 10 years, fair value	1
Available-for-sale securities, fair value, total	61,794
Available-for-sale securities, average yield, due in 1 year or less	2.25%
Available-for-sale securities, average yield, due after 1 year through 5 years	2.19%
Available-for-sale securities, average yield, due after 5 years through 10 years	4.81%
Available-for-sale securities, average yield, due after 10 years	1.07%
Available-for-sale securities, average yield, total	2.42%
Asset-backed securities [Member]
Amortized cost and estimated fair value by contractual maturity [Abstract]
Available-for-sale securities, due in 1 year or less, amortized cost	38
Available-for-sale securities, due after 1 year through 5 years, amortized cost	3,371
Available-for-sale securities, due after 5 years through 10 years, amortized cost	13,567
Available-for-sale securities, due after 10 years, amortized cost	12,606
Available-for-sale securities, amortized cost, total	29,582
Available-for-sale securities, due in 1 year or less, fair value	38
Available-for-sale securities, due after 1 year through 5 years, fair value	3,454
Available-for-sale securities, due after 5 years through 10 years, fair value	14,041
Available-for-sale securities, due after 10 years, fair value	12,755
Available-for-sale securities, fair value, total	$ 30,288
Available-for-sale securities, average yield, due in 1 year or less	8.94%
Available-for-sale securities, average yield, due after 1 year through 5 years	2.05%
Available-for-sale securities, average yield, due after 5 years through 10 years	2.48%
Available-for-sale securities, average yield, due after 10 years	2.19%
Available-for-sale securities, average yield, total	2.32%

Securities (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Securities (Textuals) [Abstract]
Losses recorded in (reclassified from) other comprehensive income	$ (6,000,000)	$ 368,000,000
Proceeds from securities sold, as percentage of amortized cost	3.00%	3.00%	2.00%
U.S. government-sponsored enterprise obligations, fair values	94,200,000,000	153,000,000,000
Other-than-temporary impairment losses recorded in accumulated other comprehensive income (loss) on available-for-sale debt securities, before tax	133,000,000	368,000,000
U.S. government agencies and U.S. government-sponsored enterprises securities that exceeded 10% of stockholders' equity	10.00%
Due period of residential mortgage-backed securities and collateralized mortgage obligations	10 years or more
Duration for agency residential mortgage-backed securities	5 years
Duration for agency residential collateralized mortgage backed obligations	3 years
Duration for nonagency residential collateralized mortgage obligations	6 years
Other-than-temporary impairment losses recognized in income on certain subprime mortgage-backed securities		7,000,000
Mortgage-backed securities [Member]
Securities (Textuals) [Abstract]
Gross unrealized losses, related to securities having unrealized loss position for longer than 12 months, Prime and Alt-A non-agency	200,000,000
Below investment grade credit enhancement		9.00%
Investment grade credit enhancement		24.00%
Prime and Alt A [Member]
Securities (Textuals) [Abstract]
Gross unrealized losses, related to securities having unrealized loss position for longer than 12 months, Prime and Alt-A non-agency	250,000,000
Weighted average underlying default rate	21.00%
Weighted average loss severity rate	50.00%
Subprime (Member)
Securities (Textuals) [Abstract]
Recovery of Other-than-temporary impairment losses on certain subprime mortgage-backed securities the Firm sold		1,000,000
Losses due to other-than temporary impairment of subprime mortgage-backed securities			76,000,000
Collateralized loan obligations [Member] | Asset-backed securities [Member]
Securities (Textuals) [Abstract]
Losses recorded in (reclassified from) other comprehensive income	(6,000,000)
Gross unrealized losses related to collateralized loan obligations	$ 210,000,000
Collateral default rates during the current period	2.10%
Collateralized loan obligations [Member]
Securities (Textuals) [Abstract]
Collateral default rates after the current period	5.00%
Loss severities for loans	48.00%
Loss severities for debt securities	78.00%
Time period after which losses on collateral were estimated to occur	18

Securities Financing Activities (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Components of collateralized financings [Abstract]
Securities purchased under resale agreements	$ 222,302,000,000	$ 195,328,000,000
Securities borrowed	123,587,000,000	119,630,000,000
Securities sold under repurchase agreements	262,722,000,000	245,692,000,000
Securities loaned	10,592,000,000	7,835,000,000
Securities financing activities (Numeric) [Abstract]
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	222,554,000,000	195,404,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4,060 and $3,396 at fair value)	276,644,000,000	261,413,000,000
Resale and repurchase agreements that have been netted	112,700,000,000	121,200,000,000
Fair value [Member]
Components of collateralized financings [Abstract]
Securities borrowed	13,961,000,000	7,032,000,000
Securities financing activities (Numeric) [Abstract]
Federal funds sold and securities purchased under resale agreements (included $20.3 and $20.5 at fair value)	20,299,000,000	20,536,000,000
Federal funds purchased and securities loaned or sold under repurchase agreements (included $4,060 and $3,396 at fair value)	$ 4,060,000,000	$ 3,396,000,000

Loans (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loan balances by portfolio segment
Retained	$ 685,498	$ 627,218	$ 728,915
Held-for-sale	5,453	4,876
At fair value	1,976	1,364
Total loans	692,927	633,458
Wholesale [Member]
Loan balances by portfolio segment
Retained	222,510	200,077
Held-for-sale	3,147	2,734
At fair value	1,976	1,364
Total loans	227,633	204,175
Consumer Excluding Credit Card [Member]
Loan balances by portfolio segment
Retained	327,464	348,355
Held-for-sale	154	2,142
At fair value	0	0
Total loans	327,618	350,497
Credit Card [Member]
Loan balances by portfolio segment
Retained	135,524	78,786
Held-for-sale	2,152	0
At fair value	0	0
Total loans	$ 137,676	$ 78,786

Loans (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loan sales by portfolio segment
Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)	$ 464	$ 439	$ (2,508)
Wholesale [Member]
Loan sales by portfolio segment
Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)	215	291	(2,647)
Consumer Excluding Credit Card [Member]
Loan sales by portfolio segment
Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)	265	127	(11)
Credit Card [Member]
Loan sales by portfolio segment
Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)	$ (16)	$ 21	$ 150

Loans (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Total non-U.S.[Member] Wholesale [Member]	Dec. 31, 2009 Total non-U.S.[Member] Wholesale [Member]	Dec. 31, 2010 Total non-U.S.[Member] Wholesale [Member] Commercial and industrial [Member]	Dec. 31, 2009 Total non-U.S.[Member] Wholesale [Member] Commercial and industrial [Member]	Dec. 31, 2010 Total non-U.S.[Member] Wholesale [Member] Real estate[Member]	Dec. 31, 2009 Total non-U.S.[Member] Wholesale [Member] Real estate[Member]	Dec. 31, 2010 Total non-U.S.[Member] Wholesale [Member] Financial institutions [Member]	Dec. 31, 2009 Total non-U.S.[Member] Wholesale [Member] Financial institutions [Member]	Dec. 31, 2010 Total non-U.S.[Member] Wholesale [Member] Government agencies [Member]	Dec. 31, 2009 Total non-U.S.[Member] Wholesale [Member] Government agencies [Member]	Dec. 31, 2010 Total non-U.S.[Member] Wholesale [Member] Other [Member]	Dec. 31, 2009 Total non-U.S.[Member] Wholesale [Member] Other [Member]	Dec. 31, 2010 Total U.S.[Member] Wholesale [Member]	Dec. 31, 2009 Total U.S.[Member] Wholesale [Member]	Dec. 31, 2010 Total U.S.[Member] Wholesale [Member] Commercial and industrial [Member]	Dec. 31, 2009 Total U.S.[Member] Wholesale [Member] Commercial and industrial [Member]	Dec. 31, 2010 Total U.S.[Member] Wholesale [Member] Real estate[Member]	Dec. 31, 2009 Total U.S.[Member] Wholesale [Member] Real estate[Member]	Dec. 31, 2010 Total U.S.[Member] Wholesale [Member] Financial institutions [Member]	Dec. 31, 2009 Total U.S.[Member] Wholesale [Member] Financial institutions [Member]	Dec. 31, 2010 Total U.S.[Member] Wholesale [Member] Government agencies [Member]	Dec. 31, 2009 Total U.S.[Member] Wholesale [Member] Government agencies [Member]	Dec. 31, 2010 Total U.S.[Member] Wholesale [Member] Other [Member]	Dec. 31, 2009 Total U.S.[Member] Wholesale [Member] Other [Member]	Dec. 31, 2010 Wholesale [Member]	Dec. 31, 2009 Wholesale [Member]	Dec. 31, 2010 Wholesale [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Wholesale [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Commercial and industrial [Member]	Dec. 31, 2009 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Commercial and industrial [Member]	Dec. 31, 2010 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Real estate[Member]	Dec. 31, 2009 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Real estate[Member]	Dec. 31, 2010 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Financial institutions [Member]	Dec. 31, 2009 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Financial institutions [Member]	Dec. 31, 2010 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Government agencies [Member]	Dec. 31, 2009 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Government agencies [Member]	Dec. 31, 2010 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Other [Member]	Dec. 31, 2009 Wholesale [Member] Current and less than 30 days past due and still accruing [Member] Other [Member]	Dec. 31, 2010 Wholesale [Member] 30-89 days past due and still accruing [Member] Class of Financing Receivable [Member]	Dec. 31, 2009 Wholesale [Member] 30-89 days past due and still accruing [Member] Class of Financing Receivable [Member]	Dec. 31, 2010 Wholesale [Member] 30-89 days past due and still accruing [Member] Commercial and industrial [Member]	Dec. 31, 2009 Wholesale [Member] 30-89 days past due and still accruing [Member] Commercial and industrial [Member]	Dec. 31, 2010 Wholesale [Member] 30-89 days past due and still accruing [Member] Real estate[Member]	Dec. 31, 2009 Wholesale [Member] 30-89 days past due and still accruing [Member] Real estate[Member]	Dec. 31, 2010 Wholesale [Member] 30-89 days past due and still accruing [Member] Financial institutions [Member]	Dec. 31, 2009 Wholesale [Member] 30-89 days past due and still accruing [Member] Financial institutions [Member]	Dec. 31, 2010 Wholesale [Member] 30-89 days past due and still accruing [Member] Government agencies [Member]	Dec. 31, 2009 Wholesale [Member] 30-89 days past due and still accruing [Member] Government agencies [Member]	Dec. 31, 2010 Wholesale [Member] 30-89 days past due and still accruing [Member] Other [Member]	Dec. 31, 2009 Wholesale [Member] 30-89 days past due and still accruing [Member] Other [Member]	Dec. 31, 2010 Wholesale [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Wholesale [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 Wholesale [Member] 90 days or more past due and still accruing [Member] Commercial and industrial [Member]	Dec. 31, 2009 Wholesale [Member] 90 days or more past due and still accruing [Member] Commercial and industrial [Member]	Dec. 31, 2010 Wholesale [Member] 90 days or more past due and still accruing [Member] Real estate[Member]	Dec. 31, 2009 Wholesale [Member] 90 days or more past due and still accruing [Member] Real estate[Member]	Dec. 31, 2010 Wholesale [Member] 90 days or more past due and still accruing [Member] Financial institutions [Member]	Dec. 31, 2009 Wholesale [Member] 90 days or more past due and still accruing [Member] Financial institutions [Member]	Dec. 31, 2010 Wholesale [Member] 90 days or more past due and still accruing [Member] Government agencies [Member]	Dec. 31, 2009 Wholesale [Member] 90 days or more past due and still accruing [Member] Government agencies [Member]	Dec. 31, 2010 Wholesale [Member] 90 days or more past due and still accruing [Member] Other [Member]	Dec. 31, 2009 Wholesale [Member] 90 days or more past due and still accruing [Member] Other [Member]	Dec. 31, 2010 Wholesale [Member] Nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Nonaccrual [Member]	Dec. 31, 2010 Wholesale [Member] Nonaccrual [Member] Commercial and industrial [Member]	Dec. 31, 2009 Wholesale [Member] Nonaccrual [Member] Commercial and industrial [Member]	Dec. 31, 2010 Wholesale [Member] Nonaccrual [Member] Real estate[Member]	Dec. 31, 2009 Wholesale [Member] Nonaccrual [Member] Real estate[Member]	Dec. 31, 2010 Wholesale [Member] Nonaccrual [Member] Financial institutions [Member]	Dec. 31, 2009 Wholesale [Member] Nonaccrual [Member] Financial institutions [Member]	Dec. 31, 2010 Wholesale [Member] Nonaccrual [Member] Government agencies [Member]	Dec. 31, 2009 Wholesale [Member] Nonaccrual [Member] Government agencies [Member]	Dec. 31, 2010 Wholesale [Member] Nonaccrual [Member] Other [Member]	Dec. 31, 2009 Wholesale [Member] Nonaccrual [Member] Other [Member]	Dec. 31, 2010 Wholesale [Member] Commercial and industrial [Member]	Dec. 31, 2009 Wholesale [Member] Commercial and industrial [Member]	Dec. 31, 2010 Wholesale [Member] Commercial and industrial [Member] Investment grade [Member]	Dec. 31, 2009 Wholesale [Member] Commercial and industrial [Member] Investment grade [Member]	Dec. 31, 2010 Wholesale [Member] Commercial and industrial [Member] Total noninvestment grade [Member]	Dec. 31, 2009 Wholesale [Member] Commercial and industrial [Member] Total noninvestment grade [Member]	Dec. 31, 2010 Wholesale [Member] Commercial and industrial [Member] Noncriticized [Member]	Dec. 31, 2009 Wholesale [Member] Commercial and industrial [Member] Noncriticized [Member]	Dec. 31, 2010 Wholesale [Member] Commercial and industrial [Member] Criticized performing [Member]	Dec. 31, 2009 Wholesale [Member] Commercial and industrial [Member] Criticized performing [Member]	Dec. 31, 2010 Wholesale [Member] Commercial and industrial [Member] Criticized total nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Commercial and industrial [Member] Criticized total nonaccrual [Member]	Dec. 31, 2010 Wholesale [Member] Real estate[Member]	Dec. 31, 2009 Wholesale [Member] Real estate[Member]	Dec. 31, 2010 Wholesale [Member] Real estate[Member] Investment grade [Member]	Dec. 31, 2009 Wholesale [Member] Real estate[Member] Investment grade [Member]	Dec. 31, 2010 Wholesale [Member] Real estate[Member] Total noninvestment grade [Member]	Dec. 31, 2009 Wholesale [Member] Real estate[Member] Total noninvestment grade [Member]	Dec. 31, 2010 Wholesale [Member] Real estate[Member] Noncriticized [Member]	Dec. 31, 2009 Wholesale [Member] Real estate[Member] Noncriticized [Member]	Dec. 31, 2010 Wholesale [Member] Real estate[Member] Criticized performing [Member]	Dec. 31, 2009 Wholesale [Member] Real estate[Member] Criticized performing [Member]	Dec. 31, 2010 Wholesale [Member] Real estate[Member] Criticized total nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Real estate[Member] Criticized total nonaccrual [Member]	Dec. 31, 2010 Wholesale [Member] Financial institutions [Member]	Dec. 31, 2009 Wholesale [Member] Financial institutions [Member]	Dec. 31, 2010 Wholesale [Member] Financial institutions [Member] Investment grade [Member]	Dec. 31, 2009 Wholesale [Member] Financial institutions [Member] Investment grade [Member]	Dec. 31, 2010 Wholesale [Member] Financial institutions [Member] Total noninvestment grade [Member]	Dec. 31, 2009 Wholesale [Member] Financial institutions [Member] Total noninvestment grade [Member]	Dec. 31, 2010 Wholesale [Member] Financial institutions [Member] Noncriticized [Member]	Dec. 31, 2009 Wholesale [Member] Financial institutions [Member] Noncriticized [Member]	Dec. 31, 2010 Wholesale [Member] Financial institutions [Member] Criticized performing [Member]	Dec. 31, 2009 Wholesale [Member] Financial institutions [Member] Criticized performing [Member]	Dec. 31, 2010 Wholesale [Member] Financial institutions [Member] Criticized total nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Financial institutions [Member] Criticized total nonaccrual [Member]	Dec. 31, 2010 Wholesale [Member] Government agencies [Member]	Dec. 31, 2009 Wholesale [Member] Government agencies [Member]	Dec. 31, 2010 Wholesale [Member] Government agencies [Member] Investment grade [Member]	Dec. 31, 2009 Wholesale [Member] Government agencies [Member] Investment grade [Member]	Dec. 31, 2010 Wholesale [Member] Government agencies [Member] Total noninvestment grade [Member]	Dec. 31, 2009 Wholesale [Member] Government agencies [Member] Total noninvestment grade [Member]	Dec. 31, 2010 Wholesale [Member] Government agencies [Member] Noncriticized [Member]	Dec. 31, 2009 Wholesale [Member] Government agencies [Member] Noncriticized [Member]	Dec. 31, 2010 Wholesale [Member] Government agencies [Member] Criticized performing [Member]	Dec. 31, 2009 Wholesale [Member] Government agencies [Member] Criticized performing [Member]	Dec. 31, 2010 Wholesale [Member] Government agencies [Member] Criticized total nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Government agencies [Member] Criticized total nonaccrual [Member]	Dec. 31, 2010 Wholesale [Member] Other [Member]	Dec. 31, 2009 Wholesale [Member] Other [Member]	Dec. 31, 2010 Wholesale [Member] Other [Member] Investment grade [Member]	Dec. 31, 2009 Wholesale [Member] Other [Member] Investment grade [Member]	Dec. 31, 2010 Wholesale [Member] Other [Member] Total noninvestment grade [Member]	Dec. 31, 2009 Wholesale [Member] Other [Member] Total noninvestment grade [Member]	Dec. 31, 2010 Wholesale [Member] Other [Member] Noncriticized [Member]	Dec. 31, 2009 Wholesale [Member] Other [Member] Noncriticized [Member]	Dec. 31, 2010 Wholesale [Member] Other [Member] Criticized performing [Member]	Dec. 31, 2009 Wholesale [Member] Other [Member] Criticized performing [Member]	Dec. 31, 2010 Wholesale [Member] Other [Member] Criticized total nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Other [Member] Criticized total nonaccrual [Member]	Dec. 31, 2010 Wholesale [Member] Investment grade [Member]	Dec. 31, 2009 Wholesale [Member] Investment grade [Member]	Dec. 31, 2010 Wholesale [Member] Total noninvestment grade [Member]	Dec. 31, 2009 Wholesale [Member] Total noninvestment grade [Member]	Dec. 31, 2010 Wholesale [Member] Noncriticized [Member]	Dec. 31, 2009 Wholesale [Member] Noncriticized [Member]	Dec. 31, 2010 Wholesale [Member] Criticized performing [Member]	Dec. 31, 2009 Wholesale [Member] Criticized performing [Member]	Dec. 31, 2010 Wholesale [Member] Criticized total nonaccrual [Member]	Dec. 31, 2009 Wholesale [Member] Criticized total nonaccrual [Member]	Dec. 31, 2010 90 days or more past due and still accruing [Member]	Dec. 31, 2009 90 days or more past due and still accruing [Member]
Loans [Line Items]
Total retained loans	$ 685,498	$ 627,218	$ 728,915	$ 66,151	$ 53,617	$ 17,731	$ 19,138	$ 1,963	$ 2,227	$ 19,756	$ 11,755	$ 870	$ 1,707	$ 25,831	$ 18,790	$ 156,359	$ 146,460	$ 48,845	$ 49,103	$ 51,672	$ 54,968	$ 11,702	$ 13,372	$ 6,408	$ 5,634	$ 37,732	$ 23,383	$ 222,510	$ 200,077	$ 215,148	$ 191,492	$ 64,501	$ 65,692	$ 50,299	$ 53,370	$ 31,289	$ 24,324	$ 7,222	$ 7,321	$ 61,837	$ 40,785	$ 1,493	$ 1,694	$ 434	$ 276	$ 290	$ 823	$ 31	$ 68	$ 34	$ 15	$ 704	$ 512	$ 359	$ 332	$ 7	$ 28	$ 109	$ 114	$ 2	$ 6	$ 0	$ 0	$ 241	$ 184	$ 5,510	$ 6,559	$ 1,634	$ 2,245	$ 2,937	$ 2,888	$ 136	$ 729	$ 22	$ 5	$ 781	$ 692	$ 66,576	$ 68,241	$ 31,697	$ 31,203	$ 34,879	$ 37,038	$ 30,874	$ 28,714	$ 2,371	$ 6,079	$ 1,634	$ 2,245	$ 53,635	$ 57,195	$ 28,504	$ 31,986	$ 25,131	$ 25,209	$ 16,425	$ 14,462	$ 5,769	$ 7,859	$ 2,937	$ 2,888	$ 31,458	$ 25,127	$ 22,525	$ 14,878	$ 8,933	$ 10,249	$ 8,480	$ 8,319	$ 317	$ 1,201	$ 136	$ 729	$ 7,278	$ 7,341	$ 6,871	$ 6,684	$ 407	$ 657	$ 382	$ 624	$ 3	$ 28	$ 22	$ 5	$ 63,563	$ 42,173	$ 56,450	$ 33,780	$ 7,113	$ 8,393	$ 6,012	$ 6,704	$ 320	$ 997	$ 781	$ 692	$ 146,047	$ 118,531	$ 76,463	$ 81,546	$ 62,173	$ 58,823	$ 8,780	$ 16,164	$ 5,510	$ 6,559	$ 0	$ 0
Percentage of total criticized to total retained loans																												6.42%	11.36%																																																	6.02%	12.20%											16.23%	18.79%											1.44%	7.68%											0.34%	0.45%											1.73%	4.00%
Percentage of nonaccrual loans to total retained loans																												2.48%	3.28%																																																	2.45%	3.29%											5.48%	5.05%											0.43%	2.90%											0.30%	0.07%											1.23%	1.64%
Net charge offs																												$ 1,727	$ 3,132																																																	$ 403	$ 1,243											$ 862	$ 688											$ 72	$ 734											$ 2												$ 388	$ 467
Percentage of net charge-offs to retained loans																												0.78%	1.57%																																																	0.61%	1.82%											1.61%	1.20%											0.23%	2.92%											0.03%												0.61%	1.11%

Loans (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Wholesale Real Estate Loans
Retained	$ 685,498	$ 627,218	$ 728,915
Wholesale [Member] | Commercial and industrial [Member]
Wholesale Real Estate Loans
Retained	66,576	68,241
Wholesale Impaired Loans
With an allowance	1,512	2,171
Without an allowance	157	89
Total impaired loans	1,669	2,260
Allowance for loan losses related to impaired loans	435	454
Unpaid principal balance of impaired loans	2,453	3,042
Average impaired loans and related interest income
Impaired loans (average)	1,655	1,767	337
Wholesale [Member] | Real estate[Member]
Wholesale Real Estate Loans
Retained	53,635	57,195
Criticized exposure	8,706	10,747
% of criticized to total real estate retained loans	16.23%	18.79%
Criticized nonaccrual	2,937	2,888
% of criticized nonaccrual loans to total real estate retained loans	5.48%	5.05%
Wholesale Impaired Loans
With an allowance	2,510	2,998
Without an allowance	445	363
Total impaired loans	2,995	3,361
Allowance for loan losses related to impaired loans	825	1,212
Unpaid principal balance of impaired loans	3,487	3,649
Average impaired loans and related interest income
Impaired loans (average)	3,101	2,420	389
Wholesale [Member] | Multi-family [Member]
Wholesale Real Estate Loans
Retained	30,604	31,077
Criticized exposure	3,798	3,942
% of criticized to total real estate retained loans	12.41%	12.68%
Criticized nonaccrual	1,016	1,109
% of criticized nonaccrual loans to total real estate retained loans	3.32%	3.57%
Wholesale [Member] | Commercial lessors [Member]
Wholesale Real Estate Loans
Retained	15,796	15,170
Criticized exposure	3,593	3,855
% of criticized to total real estate retained loans	22.75%	25.41%
Criticized nonaccrual	1,549	687
% of criticized nonaccrual loans to total real estate retained loans	9.81%	4.53%
Wholesale [Member] | Commercial construction and development [Member]
Wholesale Real Estate Loans
Retained	3,395	4,599
Criticized exposure	619	1,359
% of criticized to total real estate retained loans	18.23%	29.55%
Criticized nonaccrual	174	313
% of criticized nonaccrual loans to total real estate retained loans	5.13%	6.81%
Wholesale [Member] | Wholesale Realestate Others [Member]
Wholesale Real Estate Loans
Retained	3,840	6,349
Criticized exposure	696	1,591
% of criticized to total real estate retained loans	18.13%	25.06%
Criticized nonaccrual	198	779
% of criticized nonaccrual loans to total real estate retained loans	5.16%	12.27%
Wholesale [Member] | Financial institutions [Member]
Wholesale Real Estate Loans
Retained	31,458	25,127
Wholesale Impaired Loans
With an allowance	127	579
Without an allowance	8	149
Total impaired loans	135	728
Allowance for loan losses related to impaired loans	61	165
Unpaid principal balance of impaired loans	244	918
Average impaired loans and related interest income
Impaired loans (average)	304	685	49
Wholesale [Member] | Government agencies [Member]
Wholesale Real Estate Loans
Retained	7,278	7,341
Wholesale Impaired Loans
With an allowance	22	4
Without an allowance	0	0
Total impaired loans	22	4
Allowance for loan losses related to impaired loans	14	1
Unpaid principal balance of impaired loans	30	4
Average impaired loans and related interest income
Impaired loans (average)	5	4	1
Wholesale [Member] | Other [Member]
Wholesale Real Estate Loans
Retained	63,563	42,173
Wholesale Impaired Loans
With an allowance	697	595
Without an allowance	8	12
Total impaired loans	705	607
Allowance for loan losses related to impaired loans	239	214
Unpaid principal balance of impaired loans	1,046	760
Average impaired loans and related interest income
Impaired loans (average)	884	468	120
Wholesale [Member]
Wholesale Real Estate Loans
Retained	222,510	200,077
Wholesale Impaired Loans
With an allowance	4,868	6,347
Without an allowance	618	613
Total impaired loans	5,486	6,960
Allowance for loan losses related to impaired loans	1,574	2,046
Unpaid principal balance of impaired loans	7,260	8,373
Average impaired loans and related interest income
Impaired loans (average)	$ 5,949	$ 5,349	$ 896

Loans (Details 4) (Wholesale [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	$ 1,143	$ 1,109
TDRs on nonaccrual status	1,018	491
Additional commitments to lend to borrowers whose loans have been modified in TDRs	1	39
Commercial and industrial [Member]
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	212	253
TDRs on nonaccrual status	163	222
Additional commitments to lend to borrowers whose loans have been modified in TDRs	1	33
Real estate[Member]
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	907	856
TDRs on nonaccrual status	831	269
Additional commitments to lend to borrowers whose loans have been modified in TDRs	0	76
Financial institutions [Member]
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	1	0
TDRs on nonaccrual status	1	0
Additional commitments to lend to borrowers whose loans have been modified in TDRs	0	0
Government agencies [Member]
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	22	0
TDRs on nonaccrual status	22	0
Additional commitments to lend to borrowers whose loans have been modified in TDRs	0	0
Other [Member]
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	1	0
TDRs on nonaccrual status	1	0
Additional commitments to lend to borrowers whose loans have been modified in TDRs	$ 0	$ 0

Loans (Details 5) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	$ 685,498	$ 627,218	$ 728,915
Consumer Excluding Credit Card [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	327,464	348,355
Residential real estate, excluding PCI [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	174,211	189,379
Home Equity - Senior Lien [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	24,376	27,376
Home Equity - Junior Lien [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	64,009	74,049
Prime Mortgages, including option ARMs [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	74,539	75,428
Subprime Mortgage [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	11,287	12,526
Auto [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	48,367	46,031
Consumer business banking [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	16,812	16,974
Student And Other Loans [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	15,311	14,726
PCI Home Equity [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	24,459	26,520
PCI Prime Mortgage [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	17,322	19,693
PCI Subprime Mortgage [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	5,398	5,993
PCI Option ARMs [Member]
Consumer loans by class, excluding the credit card loan portfolio segment
Retained	$ 25,584	$ 29,039

Loans (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated LTV Greater Than 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated LTV Greater Than 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated Ltv Between 101% And 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated Ltv Between 101% And 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated LTV Between 80% To 100% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated LTV Between 80% To 100% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated LTV Less Than 80% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Equal to or greater than 660 [Member] Current Estimated LTV Less Than 80% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Senior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Home Equity - Junior Lien [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Prime Mortgages, including option ARMs [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Greater Than 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated Ltv Between 101% And 125% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Between 80% To 100% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Subprime Mortgage [Member] Current Estimated LTV Less Than 80% [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Current Estimated LTV Greater Than 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Current Estimated LTV Greater Than 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Current Estimated Ltv Between 101% And 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Current Estimated Ltv Between 101% And 125% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Current Estimated LTV Between 80% To 100% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Current Estimated LTV Between 80% To 100% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Refreshed FICO Scores Less than 660 [Member] Current Estimated LTV Less Than 80% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Refreshed FICO Scores Less than 660 [Member] Current Estimated LTV Less Than 80% [Member] Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] 30-149 Days Past Due [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] 30-149 Days Past Due [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] 30-149 Days Past Due [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] 30-149 Days Past Due [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] 30-149 Days Past Due [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] 30-149 Days Past Due [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] 30-149 Days Past Due [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] 30-149 Days Past Due [Member]	Dec. 31, 2010 Subprime Mortgage [Member] 30-149 Days Past Due [Member]	Dec. 31, 2009 Subprime Mortgage [Member] 30-149 Days Past Due [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] 150 or More Days Past Due [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] 150 or More Days Past Due [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] 150 or More Days Past Due [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] 150 or More Days Past Due [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] 150 or More Days Past Due [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] 150 or More Days Past Due [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] 150 or More Days Past Due [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] 150 or More Days Past Due [Member]	Dec. 31, 2010 Subprime Mortgage [Member] 150 or More Days Past Due [Member]	Dec. 31, 2009 Subprime Mortgage [Member] 150 or More Days Past Due [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 Subprime Mortgage [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Subprime Mortgage [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 90 days or more past due and still accruing [Member]	Dec. 31, 2009 90 days or more past due and still accruing [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Nonaccrual [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Nonaccrual [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Nonaccrual [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Nonaccrual [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Nonaccrual [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Nonaccrual [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Nonaccrual [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Nonaccrual [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Nonaccrual [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Nonaccrual [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] California [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] California [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] California [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] California [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] California [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] California [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] California [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] California [Member]	Dec. 31, 2010 Subprime Mortgage [Member] California [Member]	Dec. 31, 2009 Subprime Mortgage [Member] California [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] New York [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] New York [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] New York [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] New York [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] New York [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] New York [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] New York [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] New York [Member]	Dec. 31, 2010 Subprime Mortgage [Member] New York [Member]	Dec. 31, 2009 Subprime Mortgage [Member] New York [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Texas [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Texas [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Texas [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Texas [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Texas [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Texas [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Texas [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Texas [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Texas [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Texas [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Florida [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Florida [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Florida [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Florida [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Florida [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Florida [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Florida [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Florida [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Florida [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Florida [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Illinois [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Illinois [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Illinois [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Illinois [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Illinois [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Illinois [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Illinois [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Illinois [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Illinois [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Illinois [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Ohio [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Ohio [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Ohio [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Ohio [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Ohio [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Ohio [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Ohio [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Ohio [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Ohio [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Ohio [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] New Jersey [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] New Jersey [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] New Jersey [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] New Jersey [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] New Jersey [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] New Jersey [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] New Jersey [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] New Jersey [Member]	Dec. 31, 2010 Subprime Mortgage [Member] New Jersey [Member]	Dec. 31, 2009 Subprime Mortgage [Member] New Jersey [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Michigan [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Michigan [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Michigan [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Michigan [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Michigan [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Michigan [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Michigan [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Michigan [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Michigan [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Michigan [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Arizona [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Arizona [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Arizona [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Arizona [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Arizona [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Arizona [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Arizona [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Arizona [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Arizona [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Arizona [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] Washington [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] Washington [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] Washington [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] Washington [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] Washington [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] Washington [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] Washington [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] Washington [Member]	Dec. 31, 2010 Subprime Mortgage [Member] Washington [Member]	Dec. 31, 2009 Subprime Mortgage [Member] Washington [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member] All other [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member] All other [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member] All other [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member] All other [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member] All other [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member] All other [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member] All other [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member] All other [Member]	Dec. 31, 2010 Subprime Mortgage [Member] All other [Member]	Dec. 31, 2009 Subprime Mortgage [Member] All other [Member]	Dec. 31, 2010 Consumer Excluding Credit Card [Member]	Dec. 31, 2009 Consumer Excluding Credit Card [Member]	Dec. 31, 2010 Residential real estate, excluding PCI [Member]	Dec. 31, 2009 Residential real estate, excluding PCI [Member]	Dec. 31, 2010 Home Equity - Senior Lien [Member]	Dec. 31, 2009 Home Equity - Senior Lien [Member]	Dec. 31, 2010 Home Equity - Junior Lien [Member]	Dec. 31, 2009 Home Equity - Junior Lien [Member]	Dec. 31, 2010 Prime Mortgages, including option ARMs [Member]	Dec. 31, 2009 Prime Mortgages, including option ARMs [Member]	Dec. 31, 2010 Subprime Mortgage [Member]	Dec. 31, 2009 Subprime Mortgage [Member]
Charge offs
Net charge offs																																																																																																																																																																																																																																																								$ 6,445	$ 8,287	$ 262	$ 234	$ 3,182	$ 4,448	$ 1,627	$ 1,957	$ 1,374	$ 1,648
Percentage of net charge-offs to retained loans																																																																																																																																																																																																																																																								3.52%	4.14%	1.00%	0.80%	4.63%	5.62%	2.15%	2.51%	10.82%	11.86%
Total retained loans	685,498	627,218	728,915	528	472	974	933	2,860	3,038	15,994	18,591	6,928	6,788	9,403	10,616	13,333	16,098	22,527	27,225	3,039	2,435	4,733	4,763	10,720	12,889	32,385	33,368	338	335	506	593	925	1,094	2,252	2,063	10,833	10,030	15,616	16,905	27,838	33,119	73,158	81,247	238	235	325	319	738	825	2,719	2,963	2,495	2,703	2,873	3,277	3,155	3,657	3,295	3,685	1,595	1,339	1,775	1,913	2,786	3,152	4,557	4,803	1,153	1,169	1,486	1,902	1,955	2,663	2,672	2,707	5,481	5,446	6,459	7,411	8,634	10,297	13,243	14,158	163,969	175,829	23,615	26,543	62,315	71,534	69,562	69,458	8,477	8,294	4,682	7,248	414	512	1,508	2,224	1,576	2,629	1,184	1,883	5,560	6,302	347	321	186	291	3,401	3,341	1,626	2,349	0	0	0	0	0	0	0	0	0	0	0	0	7,793	9,580	479	477	784	1,188	4,320	4,667	2,210	3,248	39,012	43,906	3,348	3,658	14,656	16,990	19,278	21,538	1,730	1,720	26,518	28,213	3,272	3,438	12,278	13,456	9,587	9,784	1,381	1,535	8,747	9,609	3,594	4,306	2,239	2,711	2,569	2,185	345	407	10,820	12,239	1,088	1,198	3,470	4,123	4,840	5,293	1,422	1,625	10,116	10,478	1,635	1,795	4,248	4,849	3,765	3,250	468	584	4,315	4,963	2,010	2,338	1,568	1,865	462	461	275	299	6,909	7,691	732	777	3,617	4,090	2,026	2,207	534	617	4,051	4,562	1,176	1,329	1,618	1,900	963	1,009	294	324	6,024	6,945	1,481	1,648	2,979	3,582	1,320	1,414	244	301	5,221	5,797	776	868	2,142	2,481	2,056	2,174	247	274	52,478	54,976	5,264	6,021	15,194	18,002	27,673	26,113	4,347	4,840	327,464	348,355	174,211	189,379	24,376	27,376	64,009	74,049	74,539	75,428	11,287	12,526
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	28.20%	27.62%																																																																																																																																																																																																																																																						5.88%	7.15%	3.12%	3.04%	2.65%	3.40%	6.68%	7.91%	24.90%	33.79%
U.S. government guaranteed																																																																																																																																																																																																																																																								$ 12,949	$ 10,766	$ 0	$ 0	$ 0	$ 0	$ 12,949	$ 10,766	$ 0	$ 0

Loans (Details 7) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Residential real estate, excluding PCI [Member]
Consumer Residential Real Estate Impaired Loans
With an allowance	$ 4,557	$ 2,892
Without an allowance	787	138
Total impaired loans	5,344	3,030
Allowance for loan losses related to impaired loans	811	737
Unpaid principal balance of impaired loans	7,195	3,537
Impaired loans on non-accrual status	1,267	920
Average impaired loans and the related interest income reported by the Firm
Impaired loans (average)	4,542	2,773	809
Interest income on impaired loans	216	148	54
Interest income on impaired loans on a cash basis	35	16	2
Home Equity - Senior Lien [Member]
Consumer Residential Real Estate Impaired Loans
With an allowance	211	167
Without an allowance	15	1
Total impaired loans	226	168
Allowance for loan losses related to impaired loans	77	73
Unpaid principal balance of impaired loans	265	178
Impaired loans on non-accrual status	38	30
Average impaired loans and the related interest income reported by the Firm
Impaired loans (average)	207	142	39
Interest income on impaired loans	15	7	2
Interest income on impaired loans on a cash basis	1	1
Home Equity - Junior Lien [Member]
Consumer Residential Real Estate Impaired Loans
With an allowance	258	221
Without an allowance	25	1
Total impaired loans	283	222
Allowance for loan losses related to impaired loans	82	100
Unpaid principal balance of impaired loans	402	273
Impaired loans on non-accrual status	63	43
Average impaired loans and the related interest income reported by the Firm
Impaired loans (average)	266	187	39
Interest income on impaired loans	10	9	3
Interest income on impaired loans on a cash basis	1	1
Prime Mortgages, including option ARMs [Member]
Consumer Residential Real Estate Impaired Loans
With an allowance	1,525	552
Without an allowance	559	90
Total impaired loans	2,084	642
Allowance for loan losses related to impaired loans	97	70
Unpaid principal balance of impaired loans	2,751	783
Impaired loans on non-accrual status	534	249
Average impaired loans and the related interest income reported by the Firm
Impaired loans (average)	1,530	496	41
Interest income on impaired loans	70	34	2
Interest income on impaired loans on a cash basis	14	8
Subprime Mortgage [Member]
Consumer Residential Real Estate Impaired Loans
With an allowance	2,563	1,952
Without an allowance	188	46
Total impaired loans	2,751	1,998
Allowance for loan losses related to impaired loans	555	494
Unpaid principal balance of impaired loans	3,777	2,303
Impaired loans on non-accrual status	632	598
Average impaired loans and the related interest income reported by the Firm
Impaired loans (average)	2,539	1,948	690
Interest income on impaired loans	121	98	47
Interest income on impaired loans on a cash basis	$ 19	$ 6	$ 2

Loans (Details 8) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Credit Card [Member] California [Member]	Dec. 31, 2009 Credit Card [Member] California [Member]	Dec. 31, 2010 California [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 California [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 California [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 California [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] New York [Member]	Dec. 31, 2009 Credit Card [Member] New York [Member]	Dec. 31, 2010 New York [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 New York [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 New York [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 New York [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Texas [Member]	Dec. 31, 2009 Credit Card [Member] Texas [Member]	Dec. 31, 2010 Texas [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Texas [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Texas [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Texas [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Florida [Member]	Dec. 31, 2009 Credit Card [Member] Florida [Member]	Dec. 31, 2010 Florida [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Florida [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Florida [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Florida [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Illinois [Member]	Dec. 31, 2009 Credit Card [Member] Illinois [Member]	Dec. 31, 2010 Illinois [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Illinois [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Illinois [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Illinois [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Ohio [Member]	Dec. 31, 2009 Credit Card [Member] Ohio [Member]	Dec. 31, 2010 Ohio [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Ohio [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Ohio [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Ohio [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] New Jersey [Member]	Dec. 31, 2009 Credit Card [Member] New Jersey [Member]	Dec. 31, 2010 New Jersey [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 New Jersey [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 New Jersey [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 New Jersey [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Michigan [Member]	Dec. 31, 2009 Credit Card [Member] Michigan [Member]	Dec. 31, 2010 Michigan [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Michigan [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Michigan [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Michigan [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Virginia [Member]	Dec. 31, 2009 Credit Card [Member] Virginia [Member]	Dec. 31, 2010 Virginia [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Virginia [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Virginia [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Virginia [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Pennsylvania [Member]	Dec. 31, 2009 Credit Card [Member] Pennsylvania [Member]	Dec. 31, 2010 Pennsylvania [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Pennsylvania [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Pennsylvania [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Pennsylvania [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Washington [Member]	Dec. 31, 2009 Credit Card [Member] Washington [Member]	Dec. 31, 2010 Washington [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Washington [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Washington [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Washington [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Georgia [Member]	Dec. 31, 2009 Credit Card [Member] Georgia [Member]	Dec. 31, 2010 Georgia [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Georgia [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Georgia [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Georgia [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] All other [Member]	Dec. 31, 2009 Credit Card [Member] All other [Member]	Dec. 31, 2010 All other [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 All other [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 All other [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 All other [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2009 Credit Card [Member] Current and less than 30 days past due and still accruing [Member]	Dec. 31, 2010 Current and less than 30 days past due and still accruing [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Current and less than 30 days past due and still accruing [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Current and less than 30 days past due and still accruing [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Current and less than 30 days past due and still accruing [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] 30-89 days past due and still accruing [Member]	Dec. 31, 2009 Credit Card [Member] 30-89 days past due and still accruing [Member]	Dec. 31, 2010 30-89 days past due and still accruing [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 30-89 days past due and still accruing [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 30-89 days past due and still accruing [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 30-89 days past due and still accruing [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2009 Credit Card [Member] 90 days or more past due and still accruing [Member]	Dec. 31, 2010 90 days or more past due and still accruing [Member]	Dec. 31, 2009 90 days or more past due and still accruing [Member]	Dec. 31, 2010 90 days or more past due and still accruing [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 90 days or more past due and still accruing [Member] Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 90 days or more past due and still accruing [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 90 days or more past due and still accruing [Member] Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2010 Credit Card [Member]	Dec. 31, 2009 Credit Card [Member]	Dec. 31, 2010 Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2009 Chase Credit Card Portfolio Excluding Washington Mutual [Member]	Dec. 31, 2010 Washington Mutual Credit Card Portfolio [Member]	Dec. 31, 2009 Washington Mutual Credit Card Portfolio [Member]
Charge offs
Net charge offs																																																																																																						$ 14,037	$ 9,634	$ 11,191	$ 6,466	$ 2,846	$ 3,168
Percentage of net charge-offs to retained loans																																																																																																						9.73%	11.07%	8.73%	9.76%	17.73%	15.26%
Loan delinquency
Total loans	692,927	633,458																																																																																																				137,676	78,786
Total retained loans	685,498	627,218	728,915	18,104	10,988	15,454	7,115	2,650	3,873	10,572	5,985	9,540	4,527	1,032	1,458	10,223	5,575	9,217	4,154	1,006	1,421	7,889	5,174	6,724	3,439	1,165	1,735	7,619	3,937	7,077	3,166	542	771	5,436	3,068	5,035	2,506	401	562	5,564	3,044	5,070	2,337	494	707	4,229	2,374	3,956	1,977	273	397	3,315	1,803	3,020	1,386	295	417	4,945	2,841	4,521	2,243	424	598	2,491	1,507	2,053	911	438	596	3,232	2,039	2,834	1,477	398	562	51,905	30,451	47,290	23,895	4,615	6,556	129,918	72,690	117,248	55,374	12,670	17,316	2,551	2,612	2,092	1,638	459	974	3,053	3,481	0	0	2,449	2,118	604	1,363	135,524	78,786	121,791	59,133	13,733	19,653
Nonaccrual loans																																																																																																						$ 2	$ 3	$ 2	$ 3
Retained Loans, Percentage, Equal or Greater than 30 Days Past Due																																																																																																						4.14%	7.73%	3.73%	6.35%	7.74%	11.89%
Retained Loans, Percentage, Equal or Greater than 90 Days Past Due																																																																																																						2.25%	4.42%	2.01%	3.58%	4.40%	6.94%
Percentage of portfolio with estimated refreshed FICO scores(e):
Retained Loans, Percentage, Fico Score 660 Or Greater																																																																																																						77.90%	66.70%	80.60%	72.60%	56.40%	49.20%
Less than 660																																																																																																						22.10%	33.30%	19.40%	27.40%	43.60%	50.80%

Loans (Details 09) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Chase Credit Card Portfolio Excluding Washington Mutual [Member]
Wholesale Impaired Loans
Credit card loans with modified payment terms	$ 6,685	$ 3,513
Modified credit card loans that have reverted to original payment terms(b)	1,439	812
Total impaired loans	8,124	4,325
Allowance for loan losses related to impaired loans	3,175	2,038
Average balance of impaired loans during the period:
Total average balance of impaired loans during the period	8,747	3,059	2,386
Total interest income recognized on impaired loans during the period	479	181	167
Washington Mutual Credit Card Portfolio [Member]
Wholesale Impaired Loans
Credit card loans with modified payment terms	1,570	1,617
Modified credit card loans that have reverted to original payment terms(b)	311	303
Total impaired loans	1,881	1,920
Allowance for loan losses related to impaired loans	894	1,079
Average balance of impaired loans during the period:
Total average balance of impaired loans during the period	1,983	991	0
Total interest income recognized on impaired loans during the period	126	70	0
Credit Card [Member]
Wholesale Impaired Loans
Credit card loans with modified payment terms	8,255	5,130
Modified credit card loans that have reverted to original payment terms(b)	1,750	1,115
Total impaired loans	10,005	6,245
Allowance for loan losses related to impaired loans	4,069	3,117
Average balance of impaired loans during the period:
Total average balance of impaired loans during the period	10,730	4,050	2,386
Total interest income recognized on impaired loans during the period	$ 605	$ 251	$ 167

Loans (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loan delinquency
Total retained loans	$ 685,498	$ 627,218	$ 728,915
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	28.20%	27.62%
Auto [Member] | California [Member]
Loan delinquency
Total retained loans	4,307	4,440
Consumer business banking [Member] | California [Member]
Loan delinquency
Total retained loans	851	515
Student And Other Loans [Member] | California [Member]
Loan delinquency
Total retained loans	1,330	1,304
Total Other Consumer [Member] | California [Member]
Loan delinquency
Total retained loans	6,488	6,259
Auto [Member] | New York [Member]
Loan delinquency
Total retained loans	3,875	3,756
Consumer business banking [Member] | New York [Member]
Loan delinquency
Total retained loans	2,877	3,040
Student And Other Loans [Member] | New York [Member]
Loan delinquency
Total retained loans	1,305	1,243
Total Other Consumer [Member] | New York [Member]
Loan delinquency
Total retained loans	8,057	8,039
Auto [Member] | Texas [Member]
Loan delinquency
Total retained loans	4,505	4,330
Consumer business banking [Member] | Texas [Member]
Loan delinquency
Total retained loans	2,550	2,487
Student And Other Loans [Member] | Texas [Member]
Loan delinquency
Total retained loans	1,273	1,197
Total Other Consumer [Member] | Texas [Member]
Loan delinquency
Total retained loans	8,328	8,014
Auto [Member] | Florida [Member]
Loan delinquency
Total retained loans	1,923	1,750
Consumer business banking [Member] | Florida [Member]
Loan delinquency
Total retained loans	220	166
Student And Other Loans [Member] | Florida [Member]
Loan delinquency
Total retained loans	722	715
Total Other Consumer [Member] | Florida [Member]
Loan delinquency
Total retained loans	2,865	2,631
Auto [Member] | Illinois [Member]
Loan delinquency
Total retained loans	2,608	2,440
Consumer business banking [Member] | Illinois [Member]
Loan delinquency
Total retained loans	1,320	1,380
Student And Other Loans [Member] | Illinois [Member]
Loan delinquency
Total retained loans	940	868
Total Other Consumer [Member] | Illinois [Member]
Loan delinquency
Total retained loans	4,868	4,688
Auto [Member] | Ohio [Member]
Loan delinquency
Total retained loans	2,961	3,153
Consumer business banking [Member] | Ohio [Member]
Loan delinquency
Total retained loans	1,647	1,783
Student And Other Loans [Member] | Ohio [Member]
Loan delinquency
Total retained loans	1,010	957
Total Other Consumer [Member] | Ohio [Member]
Loan delinquency
Total retained loans	5,618	5,893
Auto [Member] | New Jersey [Member]
Loan delinquency
Total retained loans	1,842	1,776
Consumer business banking [Member] | New Jersey [Member]
Loan delinquency
Total retained loans	422	426
Student And Other Loans [Member] | New Jersey [Member]
Loan delinquency
Total retained loans	502	475
Total Other Consumer [Member] | New Jersey [Member]
Loan delinquency
Total retained loans	2,766	2,677
Auto [Member] | Michigan [Member]
Loan delinquency
Total retained loans	2,434	2,108
Consumer business banking [Member] | Michigan [Member]
Loan delinquency
Total retained loans	1,401	1,613
Student And Other Loans [Member] | Michigan [Member]
Loan delinquency
Total retained loans	729	686
Total Other Consumer [Member] | Michigan [Member]
Loan delinquency
Total retained loans	4,564	4,407
Auto [Member] | Arizona [Member]
Loan delinquency
Total retained loans	1,499	1,479
Consumer business banking [Member] | Arizona [Member]
Loan delinquency
Total retained loans	1,218	1,210
Student And Other Loans [Member] | Arizona [Member]
Loan delinquency
Total retained loans	387	366
Total Other Consumer [Member] | Arizona [Member]
Loan delinquency
Total retained loans	3,104	3,055
Auto [Member] | Washington [Member]
Loan delinquency
Total retained loans	716	627
Consumer business banking [Member] | Washington [Member]
Loan delinquency
Total retained loans	115	84
Student And Other Loans [Member] | Washington [Member]
Loan delinquency
Total retained loans	279	266
Total Other Consumer [Member] | Washington [Member]
Loan delinquency
Total retained loans	1,110	977
Auto [Member] | All other [Member]
Loan delinquency
Total retained loans	21,697	20,172
Consumer business banking [Member] | All other [Member]
Loan delinquency
Total retained loans	4,191	4,270
Student And Other Loans [Member] | All other [Member]
Loan delinquency
Total retained loans	6,834	6,649
Total Other Consumer [Member] | All other [Member]
Loan delinquency
Total retained loans	32,722	31,091
Other consumer [Member]
Average balance of impaired loans during the period:
Total average balance of impaired loans during the period	802	496	271
Auto [Member]
Charge offs
Net charge offs	298	627
Percentage of net charge-offs to retained loans	0.63%	1.44%
Loan delinquency
Total retained loans	48,367	46,031
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	1.22%	1.63%
Wholesale Impaired Loans
With an allowance	102	118
Without an allowance	0	0
Total impaired loans	102	118
Allowance for loan losses related to impaired loans	16	30
Unpaid principal balance of impaired loans	132	137
Average balance of impaired loans during the period:
Total average balance of impaired loans during the period	120	100	71
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	91	79
TDRs on nonaccrual status	39	30
Auto [Member] | Current and less than 30 days past due and still accruing [Member]
Loan delinquency
Total retained loans	47,778	45,281
Auto [Member] | Nonaccrual [Member]
Loan delinquency
Total retained loans	141	177
Auto [Member] | Criticized Total Non Accrual [Member]
Loan delinquency
Total retained loans	12	39
Auto [Member] | Criticized Performing [Member]
Loan delinquency
Total retained loans	265	448
Auto [Member] | Non Criticized [Member]
Loan delinquency
Total retained loans	5,803	4,564
Auto [Member] | 30-119 Days Past Due [Member]
Loan delinquency
Total retained loans	579	720
Auto [Member] | 120 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	10	30
Consumer business banking [Member]
Charge offs
Net charge offs	707	842
Percentage of net charge-offs to retained loans	4.23%	4.73%
Loan delinquency
Total retained loans	16,812	16,974
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	3.40%	4.11%
Wholesale Impaired Loans
With an allowance	774	500
Without an allowance	0	0
Total impaired loans	774	500
Allowance for loan losses related to impaired loans	248	129
Unpaid principal balance of impaired loans	899	577
Average balance of impaired loans during the period:
Total average balance of impaired loans during the period	682	396	200
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	395	17
TDRs on nonaccrual status	268	16
Consumer business banking [Member] | Current and less than 30 days past due and still accruing [Member]
Loan delinquency
Total retained loans	16,240	16,277
Consumer business banking [Member] | Nonaccrual [Member]
Loan delinquency
Total retained loans	832	826
Consumer business banking [Member] | Criticized Total Non Accrual [Member]
Loan delinquency
Total retained loans	574	542
Consumer business banking [Member] | Criticized Performing [Member]
Loan delinquency
Total retained loans	502	517
Consumer business banking [Member] | Non Criticized [Member]
Loan delinquency
Total retained loans	10,831	10,450
Consumer business banking [Member] | 30-119 Days Past Due [Member]
Loan delinquency
Total retained loans	351	427
Consumer business banking [Member] | 120 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	221	270
Student And Other Loans [Member]
Charge offs
Net charge offs	459	443
Percentage of net charge-offs to retained loans	2.85%	2.90%
Loan delinquency
Total retained loans	15,311	14,726
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	1.55%	1.68%
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	0	0
TDRs on nonaccrual status	0	0
Student And Other Loans [Member] | Current and less than 30 days past due and still accruing [Member]
Loan delinquency
Total retained loans	15,074	14,479
Student And Other Loans [Member] | 90 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	625	542
Student And Other Loans [Member] | Nonaccrual [Member]
Loan delinquency
Total retained loans	67	74
Student And Other Loans [Member] | Criticized Total Non Accrual [Member]
Loan delinquency
Total retained loans	0	0
Student And Other Loans [Member] | Criticized Performing [Member]
Loan delinquency
Total retained loans	0	0
Student And Other Loans [Member] | Non Criticized [Member]
Loan delinquency
Total retained loans	0	0
Student And Other Loans [Member] | 30-119 Days Past Due [Member]
Loan delinquency
Total retained loans	232	240
Student And Other Loans [Member] | 120 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	5	7
Total Other Consumer [Member]
Charge offs
Net charge offs	1,464	1,912
Percentage of net charge-offs to retained loans	1.82%	2.49%
Loan delinquency
Total retained loans	80,490	77,731
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	1.75%	2.18%
Wholesale Impaired Loans
With an allowance	876	618
Without an allowance	0	0
Total impaired loans	876	618
Allowance for loan losses related to impaired loans	264	159
Unpaid principal balance of impaired loans	1,031	714
Wholesale Loan Modifications
Loans modified in troubled debt restructurings	486	96
TDRs on nonaccrual status	307	46
Total Other Consumer [Member] | Current and less than 30 days past due and still accruing [Member]
Loan delinquency
Total retained loans	79,092	76,037
Total Other Consumer [Member] | 90 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	625	542
Total Other Consumer [Member] | Nonaccrual [Member]
Loan delinquency
Total retained loans	1,040	1,077
Total Other Consumer [Member] | Criticized Total Non Accrual [Member]
Loan delinquency
Total retained loans	586	581
Total Other Consumer [Member] | Criticized Performing [Member]
Loan delinquency
Total retained loans	767	965
Total Other Consumer [Member] | Non Criticized [Member]
Loan delinquency
Total retained loans	16,634	15,014
Total Other Consumer [Member] | 30-119 Days Past Due [Member]
Loan delinquency
Total retained loans	1,162	1,387
Total Other Consumer [Member] | 120 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	236	307
90 days or more past due and still accruing [Member]
Loan delinquency
Total retained loans	$ 0	$ 0

Loans (Details 11) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Purchased credit Impaired carrying value	$ 72,763	$ 81,245
Allowance for purchased credit impaired loans	4,941	1,581
Outstanding balance	86,073	101,330
Total retained loans	685,498	627,218	728,915
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	28.20%	27.62%
Accretable yield activity [Abstract]
Beginning Balance	25,544	32,619	0
Washington Mutual acquisition	0	0	39,454
Accretion into interest income	(3,232)	(4,363)	(1,292)
Changes in interest rates on variable-rate loans	(819)	(4,849)	(5,543)
Other changes in expected cash flow	(2,396)	2,137	0
Ending Balance	19,097	25,544	32,619
Accretable yield percentage	4.35%	5.14%	5.81%
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Home Equity [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	6,324	6,139
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Home Equity [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	6,097	6,875
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Home Equity [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,019	5,713
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Home Equity [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,539	3,330
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,400	1,935
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	3,815	4,566
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,970	3,364
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,443	1,832
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	432	409
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	424	481
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	374	497
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	186	179
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Option ARMs [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,681	4,081
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Option ARMs [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,292	5,518
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Option ARMs [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,152	4,925
Refreshed FICO Scores Equal to or greater than 660 [Member] | PCI Option ARMs [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,281	2,549
Refreshed FICO Scores Equal to or greater than 660 [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	11,837	12,564
Refreshed FICO Scores Equal to or greater than 660 [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	14,628	17,440
Refreshed FICO Scores Equal to or greater than 660 [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	10,515	14,499
Refreshed FICO Scores Equal to or greater than 660 [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	6,449	7,890
Refreshed FICO Scores Less than 660 [Member] | PCI Home Equity [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,052	4,401
Refreshed FICO Scores Less than 660 [Member] | PCI Home Equity [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,701	3,141
Refreshed FICO Scores Less than 660 [Member] | PCI Home Equity [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,483	1,930
Refreshed FICO Scores Less than 660 [Member] | PCI Home Equity [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,097	1,429
Refreshed FICO Scores Less than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,744	2,244
Refreshed FICO Scores Less than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	3,011	3,213
Refreshed FICO Scores Less than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,857	2,594
Refreshed FICO Scores Less than 660 [Member] | PCI Prime Mortgage [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,688	2,224
Refreshed FICO Scores Less than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,129	2,084
Refreshed FICO Scores Less than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,663	1,877
Refreshed FICO Scores Less than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,477	1,917
Refreshed FICO Scores Less than 660 [Member] | PCI Subprime Mortgage [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,357	1,577
Refreshed FICO Scores Less than 660 [Member] | PCI Option ARMs [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	6,330	6,761
Refreshed FICO Scores Less than 660 [Member] | PCI Option ARMs [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	5,005	6,291
Refreshed FICO Scores Less than 660 [Member] | PCI Option ARMs [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	3,551	4,213
Refreshed FICO Scores Less than 660 [Member] | PCI Option ARMs [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,499	3,041
Refreshed FICO Scores Less than 660 [Member] | Current Estimated LTV Greater Than 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	15,255	15,490
Refreshed FICO Scores Less than 660 [Member] | Current Estimated Ltv Between 101% And 125% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	12,380	14,522
Refreshed FICO Scores Less than 660 [Member] | Current Estimated LTV Between 80% To 100% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	8,368	10,654
Refreshed FICO Scores Less than 660 [Member] | Current Estimated LTV Less Than 80% [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	6,641	8,271
Purchased Credit Impaired [Member] | Current and less than 30 days past due and still accruing [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	61,802	73,341
PCI Home Equity [Member] | Current and less than 30 days past due and still accruing [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	25,783	29,697
PCI Prime Mortgage [Member] | Current and less than 30 days past due and still accruing [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	13,035	15,404
PCI Subprime Mortgage [Member] | Current and less than 30 days past due and still accruing [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,312	4,531
PCI Option ARMs [Member] | Current and less than 30 days past due and still accruing [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	18,672	23,709
PCI Home Equity [Member] | 30-149 Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,348	2,117
PCI Prime Mortgage [Member] | 30-149 Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,468	2,026
PCI Subprime Mortgage [Member] | 30-149 Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,020	1,383
PCI Option ARMs [Member] | 30-149 Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,215	4,010
30-149 Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	6,051	9,536
PCI Home Equity [Member] | 150 or More Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,181	1,144
PCI Prime Mortgage [Member] | 150 or More Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,425	4,542
PCI Subprime Mortgage [Member] | 150 or More Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,710	3,107
PCI Option ARMs [Member] | 150 or More Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	9,904	9,660
150 or More Days Past Due [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	18,220	18,453
90 days or more past due and still accruing [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Total retained loans	0	0
PCI Home Equity [Member] | California [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	17,012	19,749
PCI Prime Mortgage [Member] | California [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	10,891	12,657
PCI Subprime Mortgage [Member] | California [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,971	2,244
PCI Option ARMs [Member] | California [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	16,130	19,637
California [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	46,004	54,287
PCI Home Equity [Member] | New York [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,316	1,495
PCI Prime Mortgage [Member] | New York [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,111	1,239
PCI Subprime Mortgage [Member] | New York [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	736	774
PCI Option ARMs [Member] | New York [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,703	1,848
New York [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	4,866	5,356
PCI Home Equity [Member] | Texas [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	525	616
PCI Prime Mortgage [Member] | Texas [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	194	231
PCI Subprime Mortgage [Member] | Texas [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	435	476
PCI Option ARMs [Member] | Texas [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	155	191
Texas [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,309	1,514
PCI Home Equity [Member] | Florida [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,595	3,045
PCI Prime Mortgage [Member] | Florida [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,519	1,801
PCI Subprime Mortgage [Member] | Florida [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	906	1,049
PCI Option ARMs [Member] | Florida [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	3,916	5,106
Florida [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	8,936	11,001
PCI Home Equity [Member] | Illinois [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	627	723
PCI Prime Mortgage [Member] | Illinois [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	562	650
PCI Subprime Mortgage [Member] | Illinois [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	438	480
PCI Option ARMs [Member] | Illinois [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	760	896
Illinois [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,387	2,749
PCI Home Equity [Member] | Ohio [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	38	47
PCI Prime Mortgage [Member] | Ohio [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	91	106
PCI Subprime Mortgage [Member] | Ohio [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	122	135
PCI Option ARMs [Member] | Ohio [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	131	156
Ohio [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	382	444
PCI Home Equity [Member] | New Jersey [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	540	625
PCI Prime Mortgage [Member] | New Jersey [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	486	540
PCI Subprime Mortgage [Member] | New Jersey [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	316	350
PCI Option ARMs [Member] | New Jersey [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,064	1,166
New Jersey [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,406	2,681
PCI Home Equity [Member] | Michigan [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	95	113
PCI Prime Mortgage [Member] | Michigan [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	279	307
PCI Subprime Mortgage [Member] | Michigan [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	214	245
PCI Option ARMs [Member] | Michigan [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	345	448
Michigan [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	933	1,113
PCI Home Equity [Member] | Arizona [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	539	653
PCI Prime Mortgage [Member] | Arizona [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	359	438
PCI Subprime Mortgage [Member] | Arizona [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	165	194
PCI Option ARMs [Member] | Arizona [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	528	708
Arizona [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,591	1,993
PCI Home Equity [Member] | Washington [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	1,535	1,766
PCI Prime Mortgage [Member] | Washington [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	451	533
PCI Subprime Mortgage [Member] | Washington [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	178	200
PCI Option ARMs [Member] | Washington [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	745	877
Washington [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,909	3,376
PCI Home Equity [Member] | All other [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	3,490	4,126
PCI Prime Mortgage [Member] | All other [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,985	3,470
PCI Subprime Mortgage [Member] | All other [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	2,561	2,874
PCI Option ARMs [Member] | All other [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	5,314	6,346
All other [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Outstanding balance	14,350	16,816
PCI Home Equity [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Purchased credit Impaired carrying value	24,459	26,520
Allowance for purchased credit impaired loans	1,583	0
Outstanding balance	28,312	32,958
Total retained loans	24,459	26,520
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	8.93%	9.89%
PCI Prime Mortgage [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Purchased credit Impaired carrying value	17,322	19,693
Allowance for purchased credit impaired loans	1,766	1,090
Outstanding balance	18,928	21,972
Total retained loans	17,322	19,693
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	31.13%	29.89%
PCI Subprime Mortgage [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Purchased credit Impaired carrying value	5,398	5,993
Allowance for purchased credit impaired loans	98	0
Outstanding balance	8,042	9,021
Total retained loans	5,398	5,993
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	46.38%	49.77%
PCI Option ARMs [Member]
Credit quality by class of residential real estate (excluding PCI) loans in the Consumer portfolio segment
Purchased credit Impaired carrying value	25,584	29,039
Allowance for purchased credit impaired loans	1,494	491
Outstanding balance	30,791	37,379
Total retained loans	$ 25,584	$ 29,039
Percentage of Loans 30 Plus Days Past Due To Total Retained Loans	39.36%	36.57%

Loans (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loans [Line Items]
Total retained loans	$ 685,498,000,000	$ 627,218,000,000	$ 728,915,000,000
Loans (Numeric) [Abstract]
January 1, 2010 new consolidation guidance of loans associated with Firm-sponsored credit card securitization trusts		84,700,000,000
January 1, 2010 new consolidation guidance of wholesale loans		15,100,000,000
January 1, 2010 new consolidation guidance of loans associated with certain other consumer securitization entities, primarily mortgage-related		4,800,000,000
Commercial and industrial loans	1,900,000,000	1,400,000,000
Nonaccrual mortgage loans that are insured by U.S. government agencies excluded from nonaccrual loans	10,500,000,000	9,000,000,000
Prime mortgage loans repurchased from Government National Mortgage Association pools, which are insured by U.S. government agencies	12,900,000,000	10,800,000,000
Mortgage loans that are 30 or more days delinquent which are insured by U.S. government agencies excluded from delinquent loans	11,400,000,000	9,700,000,000
Student loans that are 90 days past due and still accruing which are insured by U.S. government agencies under the Federal Family Education Loan Program excluded from nonaccrual loans	625,000,000	542,000,000
Deferred loan costs	1,900,000,000	1,400,000,000
Wholesale loans restructured in troubled debt restructuring	1,200,000,000	1,100,000,000
Non performing wholesale loans restructured	580,000,000	256,000,000
Modified loans repurchased from U.S.government agencies excluded from troubled debt restructurings	3,000,000,000	296,000,000
Estimated weighted-average life of the portfolio over which net spread will be earned on a declining loan balance	7
Allowance for purchased credit impaired loans	4,941,000,000	1,581,000,000
Interest income on impaired loans	21,000,000	15,000,000	0
Student and other loans that are 30 or more days past due and still accruing which are insured by U.S. government agencies under the Federal Family Education Loan Program	1,100,000,000	942,000,000
Auto [Member]
Loans [Line Items]
Total retained loans	48,367,000,000	46,031,000,000
Washington Mutual Master Trust [Member] | Consumer Credit Card Financing Receivable [Member]
Loans [Line Items]
Total retained loans	1,000,000,000
Noncompliance With Modified Terms [Member] | Consumer Credit Card Financing Receivable [Member]
Loans [Line Items]
Modified credit card loans that have reverted to original payment terms(b)		1,200,000,000
Completion of Short Term Modification [Member] | Consumer Credit Card Financing Receivable [Member]
Loans [Line Items]
Modified credit card loans that have reverted to original payment terms(b)	590,000,000
Consumer Credit Card Financing Receivable [Member]
Loans [Line Items]
Modified credit card loans that have reverted to original payment terms(b)	$ 1,800,000,000

Allowance for Credit Losses (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance for loan losses [Abstract]
Allowance for loan losses at January 1	$ 31,602	$ 23,164	$ 9,234
Cumulative effect of changes in accounting principles		0	0
Net charge-offs	25,782	24,018	10,764
Gross (recoveries)	(2,109)	(1,053)	(929)
Net charge-offs	23,673	22,965	9,835
Acquired allowance resulting from Washington Mutual transaction	0	0	2,535
Other	21	(332)	(7)
Ending balance at December 31	32,266	31,602	23,164
Provision for loan losses:
Excluding accounting conformity	16,822	31,735	19,660
Accounting conformity	0	0	1,577
Total provision for loan losses	16,822	31,735	21,237
Allowance for loan losses by impairment methodology:
Asset-specific	6,718	6,059	2,494
Formula-based	20,607	23,962	20,670
Purchased credit-impaired	4,941	1,581	0
Loans by impairment methodology:
Asset-specific	21,711	16,853	7,222
Formula-based	590,980	528,985	632,605
Purchased credit-impaired	72,807	81,380	89,088
Retained	685,498	627,218	728,915
Wholesale [Member]
Allowance for loan losses [Abstract]
Allowance for loan losses at January 1	7,145	6,545	3,154
Cumulative effect of changes in accounting principles		0	0
Net charge-offs	1,989	3,226	521
Gross (recoveries)	(262)	(94)	(119)
Net charge-offs	1,727	3,132	402
Acquired allowance resulting from Washington Mutual transaction	0	0	229
Other	2	48	28
Ending balance at December 31	4,761	7,145	6,545
Provision for loan losses:
Excluding accounting conformity	(673)	3,684	2,895
Accounting conformity	0	0	641
Total provision for loan losses	(673)	3,684	3,536
Allowance for loan losses by impairment methodology:
Asset-specific	1,574	2,046	712
Formula-based	3,187	5,099	5,833
Loans by impairment methodology:
Asset-specific	5,486	6,960	2,088
Formula-based	216,980	192,982	245,777
Purchased credit-impaired	44	135	224
Retained	222,510	200,077	248,089
Wholesale [Member] | Allowance for Loans and Leases Receivable [Member]
Allowance for loan losses [Abstract]
Cumulative effect of changes in accounting principles	14
Consumer Excluding Credit Card [Member]
Allowance for loan losses [Abstract]
Allowance for loan losses at January 1	14,785	8,927	2,673
Cumulative effect of changes in accounting principles		0	0
Net charge-offs	8,383	10,421	5,086
Gross (recoveries)	(474)	(222)	(209)
Net charge-offs	7,909	10,199	4,877
Acquired allowance resulting from Washington Mutual transaction	0	0	897
Other	10	25	(425)
Ending balance at December 31	16,471	14,785	8,927
Provision for loan losses:
Excluding accounting conformity	9,458	16,032	10,309
Accounting conformity	0	0	350
Total provision for loan losses	9,458	16,032	10,659
Allowance for loan losses by impairment methodology:
Asset-specific	1,075	896	332
Formula-based	10,455	12,308	8,595
Purchased credit-impaired	4,941	1,581	0
Loans by impairment methodology:
Asset-specific	6,220	3,648	2,086
Formula-based	248,481	263,462	285,181
Purchased credit-impaired	72,763	81,245	88,813
Retained	327,464	348,355	376,080
Consumer Excluding Credit Card [Member] | Allowance for Loans and Leases Receivable [Member]
Allowance for loan losses [Abstract]
Cumulative effect of changes in accounting principles	127
Credit Card [Member]
Allowance for loan losses [Abstract]
Allowance for loan losses at January 1	9,672	7,692	3,407
Cumulative effect of changes in accounting principles		0	0
Net charge-offs	15,410	10,371	5,157
Gross (recoveries)	(1,373)	(737)	(601)
Net charge-offs	14,037	9,634	4,556
Acquired allowance resulting from Washington Mutual transaction	0	0	1,409
Other	9	(405)	390
Ending balance at December 31	11,034	9,672	7,692
Provision for loan losses:
Excluding accounting conformity	8,037	12,019	6,456
Accounting conformity	0	0	586
Total provision for loan losses	8,037	12,019	7,042
Allowance for loan losses by impairment methodology:
Asset-specific	4,069	3,117	1,450
Formula-based	6,965	6,555	6,242
Purchased credit-impaired	0	0
Loans by impairment methodology:
Asset-specific	10,005	6,245	3,048
Formula-based	125,519	72,541	101,647
Purchased credit-impaired			51
Retained	135,524	78,786	104,746
Credit Card [Member] | Allowance for Loans and Leases Receivable [Member]
Allowance for loan losses [Abstract]
Cumulative effect of changes in accounting principles	7,353
Allowance for Loans and Leases Receivable [Member]
Allowance for loan losses [Abstract]
Cumulative effect of changes in accounting principles	$ 7,494

Allowance For Credit Losses (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance for lending-related commitments [Abstract]
Allowance for lending-related commitments at January 1	$ 939	$ 659	$ 850
Cumulative effect of changes in accounting principles		0	0
Provision for lending-related commitments excluding accounting conformity	(183)	280	(215)
Provision for lending-related commitments, accounting conformity	0	0	(43)
Provision for lending-related commitments	(183)	280	(258)
Acquired allowance resulting from Washington Mutual transaction			66
Other	(21)	0	1
Allowance for lending-related commitments at December 31	717	939	659
Allowance for lending related commitments by impairment methodology
Asset-specific	180	297	29
Formula-based	537	642	630
Total allowance for lending-related commitments	717	939	659
Lending-related commitments by impairment methodology:
Total lending related commitments	954,840	991,095	1,121,378
Impaired collateral-dependent loans:
Net charge-offs	25,782	24,018	10,764
Impaired collateral dependent loans at fair value, less cost to sell	1,696	1,337	1,065
Impaired collateral-dependent loans [Member]
Impaired collateral-dependent loans:
Net charge-offs	573	666	146
Impaired collateral-dependent loans [Member] | Wholesale [Member]
Impaired collateral-dependent loans:
Net charge-offs	269	500	124
Impaired collateral-dependent loans [Member] | Consumer Excluding Credit Card [Member]
Impaired collateral-dependent loans:
Net charge-offs	304	166	22
Asset Specific [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	1,005	1,577	233
Asset Specific [Member] | Wholesale [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	1,005	1,577	233
Asset Specific [Member] | Consumer Excluding Credit Card [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	0	0	0
Asset Specific [Member] | Credit Card [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	0	0	0
Formula Based [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	953,835	989,518	1,121,145
Formula Based [Member] | Wholesale [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	345,074	345,578	379,638
Formula Based [Member] | Consumer Excluding Credit Card [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	61,534	74,827	117,805
Formula Based [Member] | Credit Card [Member]
Lending-related commitments by impairment methodology:
Total lending related commitments	547,227	569,113	623,702
Allowance for Lending Related Commitments [Member]
Allowance for lending-related commitments [Abstract]
Cumulative effect of changes in accounting principles	(18)
Allowance for Lending Related Commitments [Member] | Wholesale [Member]
Allowance for lending-related commitments [Abstract]
Cumulative effect of changes in accounting principles	(18)
Wholesale [Member]
Allowance for lending-related commitments [Abstract]
Allowance for lending-related commitments at January 1	927	634	835
Provision for lending-related commitments excluding accounting conformity	(177)	290	(214)
Provision for lending-related commitments, accounting conformity	0	0	5
Provision for lending-related commitments	(177)	290	(209)
Other	(21)	3	8
Allowance for lending-related commitments at December 31	711	927	634
Allowance for lending related commitments by impairment methodology
Asset-specific	180	297	29
Formula-based	531	630	605
Total allowance for lending-related commitments	711	927	634
Lending-related commitments by impairment methodology:
Total lending related commitments	346,079	347,155	379,871
Impaired collateral-dependent loans:
Impaired collateral dependent loans at fair value, less cost to sell	806	1,127	1,032
Consumer Excluding Credit Card [Member]
Allowance for lending-related commitments [Abstract]
Allowance for lending-related commitments at January 1	12	25	15
Provision for lending-related commitments excluding accounting conformity	(6)	(10)	(1)
Provision for lending-related commitments, accounting conformity	0	0	(48)
Provision for lending-related commitments	(6)	(10)	(49)
Acquired allowance resulting from Washington Mutual transaction			66
Other	0	(3)	(7)
Allowance for lending-related commitments at December 31	6	12	25
Allowance for lending related commitments by impairment methodology
Asset-specific	0	0	0
Formula-based	6	12	25
Total allowance for lending-related commitments	6	12	25
Lending-related commitments by impairment methodology:
Total lending related commitments	61,534	74,827	117,805
Impaired collateral-dependent loans:
Impaired collateral dependent loans at fair value, less cost to sell	890	210	33
Credit Card [Member]
Allowance for lending-related commitments [Abstract]
Allowance for lending-related commitments at January 1	0	0	0
Cumulative effect of changes in accounting principles	0	0	0
Provision for lending-related commitments excluding accounting conformity	0	0	0
Provision for lending-related commitments, accounting conformity	0	0	0
Provision for lending-related commitments	0	0	0
Other	0	0	0
Allowance for lending-related commitments at December 31	0	0	0
Allowance for lending related commitments by impairment methodology
Asset-specific	0	0	0
Formula-based	0	0	0
Total allowance for lending-related commitments	0	0	0
Lending-related commitments by impairment methodology:
Total lending related commitments	$ 547,227	$ 569,113	$ 623,702

Allowance For Credit Losses (Details Textuals) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance for Credit Losses Loans (Numeric) [Abstract]
Asset-specific consumer excluding credit card allowance for loan losses included in troubled-debt restructurings	$ 985	$ 754	$ 258
Net charge-offs	25,782	24,018	10,764
Impaired collateral dependent loans at fair value, less cost to sell	1,696	1,337	1,065
Impaired collateral-dependent loans [Member]
Allowance for Credit Losses Loans (Numeric) [Abstract]
Net charge-offs	573	666	146
Firm-sponsored credit card trusts [Member]
Allowance for Credit Losses Loans (Numeric) [Abstract]
Cumulative effect of change in accounting principles on the Allowance for loan losses		7,400
Firm-administered multi-seller conduits [Member]
Allowance for Credit Losses Loans (Numeric) [Abstract]
Cumulative effect of change in accounting principles on the Allowance for loan losses		14
Mortgage securitization entities [Member]
Allowance for Credit Losses Loans (Numeric) [Abstract]
Cumulative effect of change in accounting principles on the Allowance for loan losses		$ 127

Variable Interest Entities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2010
Incremental impact at adoption [Abstract]
GAAP Assets	$ 2,119,673			$ 2,117,605	[1]
GAAP Liabilities	1,958,828			1,941,499	[1]
Total stockholders' equity	160,845			176,106
Tier 1 Capital	10.76%
Impact of new guidance on stockholder equity	0		0
Impact of new guidance on Tier one capital ratio	0.34%
Scenario, Adjustment [Member] | Multi-Seller Conduits [Member]
Incremental impact at adoption [Abstract]
Impact of new guidance on assets	17,724
Impact of new guidance on liabilities	17,744
Impact of new guidance on stockholder equity	(20)
Impact of new guidance on Tier one capital ratio	0.00%
Scenario, Adjustment [Member] | Mortgage & Other [Member]
Incremental impact at adoption [Abstract]
Impact of new guidance on assets	9,059
Impact of new guidance on liabilities	9,107
Impact of new guidance on stockholder equity	(48)
Impact of new guidance on Tier one capital ratio	(0.04%)
Scenario Previously Reported [Member]
Incremental impact at adoption [Abstract]
GAAP Assets	2,031,989	[1]
GAAP Liabilities	1,866,624	[1]
Total stockholders' equity	165,365
Tier 1 Capital	11.10%
Scenario, Adjustment [Member]
Incremental impact at adoption [Abstract]
Impact of new guidance on assets	87,684
Impact of new guidance on liabilities	92,204
Impact of new guidance on stockholder equity	(4,520)
Impact of new guidance on Tier one capital ratio	(0.34%)
Scenario, Adjustment [Member] | Collateralized Credit Card Securities [Member]
Incremental impact at adoption [Abstract]
Impact of new guidance on assets	60,901
Impact of new guidance on liabilities	65,353
Impact of new guidance on stockholder equity	$ (4,452)
Impact of new guidance on Tier one capital ratio	(0.30%)

[1]	The following table presents information on assets and liabilities related to VIEs that are consolidated by the Firm at December 31, 2010, and 2009. The difference between total VIE assets and liabilities represents the Firm's interests in those entities, which were eliminated in consolidation.

Variable Interest Entities (Details 1) (Firm-sponsored credit card trusts [Member], USD $) In Millions	Dec. 31, 2010	Jun. 30, 2009
Assets and liabilities of the Firm-sponsored credit card securitization trusts [Abstract]
Variable Interest Entity Consolidated Assets	$ 68,500	$ 6,000
Beneficial interests issued to third parties	44,300	6,100
Loans [Member]
Assets and liabilities of the Firm-sponsored credit card securitization trusts [Abstract]
Variable Interest Entity Consolidated Assets	67,200
Other assets [Member]
Assets and liabilities of the Firm-sponsored credit card securitization trusts [Abstract]
Variable Interest Entity Consolidated Assets	$ 1,300

Variable Interest Entities (Details 2) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	$ 391,100,000,000	$ 435,600,000,000
Assets held in consolidated securitization VIEs	8,600,000,000	3,800,000,000
Assets held in nonconsolidated securitization VIEs with continuing involvement	326,500,000,000	286,800,000,000
JPMorgan Chase interests in securitized assets	3,600,000,000	3,700,000,000
Option ARMs [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	36,100,000,000	42,000,000,000
Assets held in consolidated securitization VIEs	300,000,000	0
Assets held in nonconsolidated securitization VIEs with continuing involvement	35,800,000,000	42,000,000,000
JPMorgan Chase interests in securitized assets	0	100,000,000
Option ARMs [Member] | Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Option ARMs [Member] | Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Option ARMs [Member] | Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	100,000,000
Subprime [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	44,000,000,000	50,000,000,000
Assets held in consolidated securitization VIEs	1,600,000,000	0
Assets held in nonconsolidated securitization VIEs with continuing involvement	40,700,000,000	47,300,000,000
JPMorgan Chase interests in securitized assets	0	0
Subprime [Member] | Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Subprime [Member] | Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Subprime [Member] | Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Prime [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	153,100,000,000	183,300,000,000
Assets held in consolidated securitization VIEs	2,200,000,000	0
Assets held in nonconsolidated securitization VIEs with continuing involvement	143,800,000,000	171,500,000,000
JPMorgan Chase interests in securitized assets	700,000,000	1,100,000,000
Prime [Member] | Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Prime [Member] | Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	700,000,000	900,000,000
Prime [Member] | Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	200,000,000
Commercial and other [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	153,400,000,000	155,300,000,000
Assets held in consolidated securitization VIEs	0	0
Assets held in nonconsolidated securitization VIEs with continuing involvement	106,200,000,000	24,800,000,000
JPMorgan Chase interests in securitized assets	2,900,000,000	2,400,000,000
Commercial and other [Member] | Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Commercial and other [Member] | Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	2,000,000,000	1,600,000,000
Commercial and other [Member] | Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	900,000,000	800,000,000
Student [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	4,500,000,000	4,800,000,000
Assets held in consolidated securitization VIEs	4,500,000,000	3,800,000,000
Assets held in nonconsolidated securitization VIEs with continuing involvement	0	1,008,000,000
JPMorgan Chase interests in securitized assets	0	100,000,000
Student [Member] | Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	100,000,000
Student [Member] | Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Student [Member] | Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Auto Loans [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
Total assets held by securitization VIEs	0	200,000,000
Assets held in consolidated securitization VIEs	0	0
Assets held in nonconsolidated securitization VIEs with continuing involvement	0	218,000,000
JPMorgan Chase interests in securitized assets	0	0
Auto Loans [Member] | Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Auto Loans [Member] | Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Auto Loans [Member] | Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	0
Other assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	0	100,000,000
Trading assets [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	2,700,000,000	2,500,000,000
Available-for-sale Securities [Member]
Firm-sponsored mortgage and other consumer securitization trusts [Abstract]
JPMorgan Chase interests in securitized assets	$ 900,000,000	$ 1,100,000,000

Variable Interest Entities (Details 3) (Firm-administered multi-seller conduits [Member], USD $) In Millions	Dec. 31, 2010
Consolidated Firm-administered multi-seller conduits [Abstract]
Variable Interest Entity Consolidated Assets	$ 21,700
Variable Interest Entity Liabilities Consolidated VIE	21,600
Loans [Member]
Consolidated Firm-administered multi-seller conduits [Abstract]
Variable Interest Entity Consolidated Assets	21,100
Other assets [Member]
Consolidated Firm-administered multi-seller conduits [Abstract]
Variable Interest Entity Consolidated Assets	$ 600

Variable Interest Entities (Details 4) (Firm Administered Multiseller Conduits [Member], USD $)	Dec. 31, 2009
Firm Administered Multiseller Conduits [Member]
Consolidated and Nonconsolidated Firm-Administered Multi-Seller Conduits [Abstract]
Variable Interest Entity Consolidated Assets	$ 5,100,000,000
Variable Interest Entity Liabilities Consolidated VIE	5,100,000,000
Fair value of assets held by VIEs	17,800,000,000
Variable Interest Entities, Carrying Amount of Liabilities, Unconsolidated VIE	$ 17,800,000,000

Variable Interest Entities (Details 5) (Non consolidated municipal bond vehicles [Member], USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Firm's exposure to nonconsolidated municipal bond VIEs [Abstract]
Fair value of assets held by VIEs	$ 13,700,000,000	$ 13,200,000,000
Excess/ -deficit	4,900,000,000	4,800,000,000
Maximum exposure	8,800,000,000	8,400,000,000
Weighted-average expected life of assets (years)	15.5	10.1
Other Unfunded Commitments to Extend Credit [Member]
Firm's exposure to nonconsolidated municipal bond VIEs [Abstract]
Liquidity facilities	$ 8,800,000,000	$ 8,400,000,000

Variable Interest Entities (Details 6) (Non consolidated municipal bond vehicles [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Ratings Profile of the VIEs' Assets [Abstract]
Fair value of assets held by VIEs	$ 13,700	$ 13,200
Noninvestment-grade [Member]
Ratings Profile of the VIEs' Assets [Abstract]
Fair value of assets held by VIEs	0	0
Investment Grade AAA to AAA- [Member]
Ratings Profile of the VIEs' Assets [Abstract]
Fair value of assets held by VIEs	1,900	1,600
Investment Grade AA+ to AA- [Member]
Ratings Profile of the VIEs' Assets [Abstract]
Fair value of assets held by VIEs	11,200	11,400
Investment Grade A+ to A- [Member]
Ratings Profile of the VIEs' Assets [Abstract]
Fair value of assets held by VIEs	600	200
Investment Grade BBB to BBB- [Member]
Ratings Profile of the VIEs' Assets [Abstract]
Fair value of assets held by VIEs	$ 0	$ 0

Variable Interest Entities (Details 7) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Trading assets [Member] | Credit linked notes [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	$ 0	$ 1,300,000,000
Credit linked notes [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	3,800,000,000	8,200,000,000
Par value of collateral held by VIEs	20,200,000,000	26,000,000,000
Credit linked notes [Member] | Net derivative receivables [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	3,800,000,000	6,900,000,000
Trading assets [Member] | Managed structure [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	0	600,000,000
Managed structure [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	2,800,000,000	5,600,000,000
Par value of collateral held by VIEs	10,700,000,000	15,200,000,000
Managed structure [Member] | Net derivative receivables [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	2,800,000,000	5,000,000,000
Trading assets [Member] | Static structure [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	0	700,000,000
Static structure [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	1,000,000,000	2,600,000,000
Par value of collateral held by VIEs	9,500,000,000	10,800,000,000
Static structure [Member] | Net derivative receivables [Member]
Exposure to nonconsolidated credit-linked note VIEs [Abstract]
Fair value of assets held by VIEs	$ 1,000,000,000	$ 1,900,000,000

Variable Interest Entities (Details 8) (Non Consolidated Asset Swap VIE [Member], USD $)	Dec. 31, 2010	Dec. 31, 2009
Exposure to nonconsolidated asset swap VIEs [Abstract]
Fair value of assets held by VIEs	$ 300,000,000	$ 100,000,000
Par value of collateral held by VIEs	7,600,000,000	10,200,000,000
Trading assets [Member]
Exposure to nonconsolidated asset swap VIEs [Abstract]
Fair value of assets held by VIEs	0	0
Net derivative receivables [Member]
Exposure to nonconsolidated asset swap VIEs [Abstract]
Fair value of assets held by VIEs	$ 300,000,000	$ 100,000,000

Variable Interest Entities (Details 9) (USD $)	Dec. 31, 2010		Dec. 31, 2009
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Trading assets (included assets pledged of $73,056 and $38,315)	$ 489,892,000,000		$ 411,128,000,000
Customer receivables representing primarily margin loans to prime and retail brokerage	692,927,000,000		633,458,000,000
Total assets	2,117,605,000,000	[1]	2,119,673,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	77,649,000,000		15,225,000,000
Total liabilities	1,941,499,000,000	[1]	1,958,828,000,000
Variable Interest Enterprise Member
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	95,600,000,000		13,000,000,000
Other	3,500,000,000		5,000,000,000
Total assets	108,900,000,000		24,400,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	77,600,000,000		15,200,000,000
Other	2,000,000,000		2,200,000,000
Total liabilities	79,600,000,000		17,400,000,000
Variable Interest Enterprise Member | Firm-administered multi-seller conduits [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	21,100,000,000		2,200,000,000
Other	600,000,000		2,900,000,000
Total assets	21,700,000,000		5,100,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	21,600,000,000		4,800,000,000
Other	100,000,000		0
Total liabilities	21,700,000,000		4,800,000,000
Variable Interest Enterprise Member | Firm-administered multi-seller conduits [Member] | Debt and equity securities [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Trading assets (included assets pledged of $73,056 and $38,315)	0		0
Variable Interest Enterprise Member | Firm-sponsored credit card trusts [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	67,200,000,000		6,100,000,000
Other	1,300,000,000		800,000,000
Total assets	68,500,000,000		6,900,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	44,300,000,000		3,900,000,000
Other	0		0
Total liabilities	44,300,000,000		3,900,000,000
Variable Interest Enterprise Member | Firm-sponsored credit card trusts [Member] | Debt and equity securities [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Trading assets (included assets pledged of $73,056 and $38,315)	0		0
Variable Interest Enterprise Member | Mortgage securitization entities [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	2,900,000,000		0
Other	0		0
Total assets	4,700,000,000		0
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	2,400,000,000		0
Other	1,600,000,000		0
Total liabilities	4,000,000,000		0
Variable Interest Enterprise Member | Mortgage securitization entities [Member] | Debt and equity securities [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Trading assets (included assets pledged of $73,056 and $38,315)	1,800,000,000		0
Variable Interest Enterprise Member | Vie Program Type Other [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Customer receivables representing primarily margin loans to prime and retail brokerage	4,400,000,000		4,700,000,000
Other	1,600,000,000		1,300,000,000
Total assets	14,000,000,000		12,400,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)	9,300,000,000		6,500,000,000
Other	300,000,000		2,200,000,000
Total liabilities	9,600,000,000		8,700,000,000
Variable Interest Enterprise Member | Vie Program Type Other [Member] | Debt and equity securities [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Trading assets (included assets pledged of $73,056 and $38,315)	8,000,000,000		6,400,000,000
Variable Interest Enterprise Member | Debt and equity securities [Member]
Information on assets and liabilities related to VIEs that are consolidated by the Firm [Abstract]
Trading assets (included assets pledged of $73,056 and $38,315)	$ 9,800,000,000		$ 6,400,000,000

[1]	The following table presents information on assets and liabilities related to VIEs that are consolidated by the Firm at December 31, 2010, and 2009. The difference between total VIE assets and liabilities represents the Firm's interests in those entities, which were eliminated in consolidation.

Variable Interest Entities (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Securitization activity [Abstract]
Pretax gains		22
All cash flows during the period:
Servicing fees collected		$ 1,251
Other cash flows received		5,000
Purchases of previously transferred financial assets (or the underlying collateral)		0
Cash flows received on the interests that continue to be held by the Firm		261
Collateralized Credit Card Securities [Member]
Securitization activity [Abstract]
Principal securitized		26,538	21,390
Pretax gains			151
All cash flows during the period:
Proceeds from new securitizations		26,538	21,389
Servicing fees collected			1,162
Other cash flows received			4,985
Proceeds from collections reinvested in revolving securitizations		161,428	152,399
Cash flows received on the interests that continue to be held by the Firm			117
Key assumptions used to measure retained interests originated during the year (rates per annum):
Prepayment rate		16.70%	19.10%
Weighted-average life (in years)		0.5	0.4
Expected credit losses		8.90%	4.60%
Discount rate		16.00%	12.50%
Option ARMs [Member]
Securitization activity [Abstract]
Principal securitized	0	0
Pretax gains	0	0
All cash flows during the period:
Proceeds from new securitizations	0	0
Servicing fees collected	448	494	129
Other cash flows received	0	0
Proceeds from collections reinvested in revolving securitizations	0	0	0
Purchases of previously transferred financial assets (or the underlying collateral)	1	29	6
Cash flows received on the interests that continue to be held by the Firm	5	38	53
Subprime [Member]
Securitization activity [Abstract]
Principal securitized	0	0
Pretax gains	0	0
All cash flows during the period:
Proceeds from new securitizations	0	0
Servicing fees collected	209	185	146
Other cash flows received	0	4	16
Proceeds from collections reinvested in revolving securitizations	0	0	0
Purchases of previously transferred financial assets (or the underlying collateral)	109	0	13
Cash flows received on the interests that continue to be held by the Firm	26	25	23
Prime [Member]
Securitization activity [Abstract]
Principal securitized	35	0
Pretax gains	0	0
All cash flows during the period:
Proceeds from new securitizations	36	0
Servicing fees collected	311	432	279
Other cash flows received	0	7	23
Proceeds from collections reinvested in revolving securitizations	0	0	0
Purchases of previously transferred financial assets (or the underlying collateral)	211	136	217
Cash flows received on the interests that continue to be held by the Firm	288	475	267
Key assumptions used to measure retained interests originated during the year (rates per annum):
Prepayment rate	0.00%
Weighted-average life (in years)	0
Expected credit losses	0.00%
Discount rate	0.00%
Commercial and other [Member]
Securitization activity [Abstract]
Principal securitized	2,237	500	1,023
Pretax gains	0	0
All cash flows during the period:
Proceeds from new securitizations	2,369	542	989
Servicing fees collected	4	11	11
Other cash flows received	0	0
Proceeds from collections reinvested in revolving securitizations	0	0	0
Purchases of previously transferred financial assets (or the underlying collateral)		0	0
Cash flows received on the interests that continue to be held by the Firm	143	109	455
Key assumptions used to measure retained interests originated during the year (rates per annum):
Prepayment rate	100.00%	100.00%	1.50%
Weighted-average life (in years)	7.1	9	2.1
Expected credit losses	0.00%	0.00%	1.50%
Discount rate	7.70%	10.70%	25.00%
Student [Member]
Securitization activity [Abstract]
Principal securitized	0
Pretax gains	0
All cash flows during the period:
Proceeds from new securitizations	0
Servicing fees collected		3	4
Other cash flows received	0
Proceeds from collections reinvested in revolving securitizations		0	0
Purchases of previously transferred financial assets (or the underlying collateral)		0
Cash flows received on the interests that continue to be held by the Firm		7
Auto Loans [Member]
Securitization activity [Abstract]
Principal securitized	0
Pretax gains	0
All cash flows during the period:
Proceeds from new securitizations	0
Servicing fees collected		4	15
Other cash flows received	0
Proceeds from collections reinvested in revolving securitizations		0	0
Purchases of previously transferred financial assets (or the underlying collateral)		249	359
Cash flows received on the interests that continue to be held by the Firm		$ 4	$ 43

Variable Interest Entities (Details 11) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Summary of loan sale activities [Abstract]
Carrying value of loans sold	$ 156,615	$ 154,571	$ 132,111
Proceeds received from loan sales as cash	3,887	1,702	7,112
Proceeds received from loan sales as securities	149,786	149,343	121,947
Total proceeds received from loan sales	153,673	151,045	129,059
Gains on loan sales	$ 212	$ 89	$ 30

Variable Interest Entities (Details 12) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Interest in securitized assets held at fair value [Abstract]
Investment - grade	$ 2,800,000,000	$ 3,000,000,000
Noninvestment - grade	800,000,000	600,000,000
Retained interests	3,600,000,000	3,600,000,000
Option ARMs [Member]
Interest in securitized assets held at fair value [Abstract]
Investment - grade	0	100,000,000
Noninvestment - grade	0	0
Retained interests	29,000,000	113,000,000
Subprime [Member]
Interest in securitized assets held at fair value [Abstract]
Investment - grade	0	0
Noninvestment - grade	0	0
Retained interests	14,000,000	27,000,000
Prime [Member]
Interest in securitized assets held at fair value [Abstract]
Investment - grade	200,000,000	700,000,000
Noninvestment - grade	500,000,000	400,000,000
Retained interests	708,000,000	1,143,000,000
Commercial and other [Member]
Interest in securitized assets held at fair value [Abstract]
Investment - grade	2,600,000,000	2,200,000,000
Noninvestment - grade	300,000,000	200,000,000
Retained interests	$ 2,906,000,000	$ 2,361,000,000

Variable Interest Entities (Details 13) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets	$ 3,600	$ 3,600
Collateralized Credit Card Securities [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets		4,016
Weighted-average life (in years)		0.6
Weighted-average constant prepayment rate		14.30%
Impact of 10% adverse change		(1)
Impact of 20% adverse change		(2)
Weighted-average loss assumption		6.80%
Impact of 10% adverse change		(1)
Impact of 20% adverse change		(3)
Weighted-average discount rate		12.00%
Impact of 10% adverse change		(10)
Impact of 20% adverse change		(20)
Option ARMs [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets	29	113
Weighted-average life (in years)	7.7	5.1
Weighted-average constant prepayment rate	8.40%	15.70%
Impact of 10% adverse change	0	0
Impact of 20% adverse change	(1)	(1)
Weighted-average loss assumption	30.00%	0.70%
Impact of 10% adverse change	0	0
Impact of 20% adverse change	(1)	0
Weighted-average discount rate	6.30%	5.40%
Impact of 10% adverse change	(1)	(1)
Impact of 20% adverse change	(2)	(3)
Subprime [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets	14	27
Weighted-average life (in years)	6.6	4.3
Weighted-average constant prepayment rate	5.70%	21.80%
Impact of 10% adverse change	0	(2)
Impact of 20% adverse change	(1)	(3)
Weighted-average loss assumption	16.20%	2.70%
Impact of 10% adverse change	(1)	(4)
Impact of 20% adverse change	(2)	(7)
Weighted-average discount rate	10.70%	23.20%
Impact of 10% adverse change	0	(2)
Impact of 20% adverse change	(1)	(4)
Prime [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets	708	1,143
Weighted-average life (in years)	5.5	8.3
Weighted-average constant prepayment rate	7.90%	4.90%
Impact of 10% adverse change	(15)	(15)
Impact of 20% adverse change	(27)	(31)
Weighted-average loss assumption	5.20%	3.20%
Impact of 10% adverse change	(12)	(15)
Impact of 20% adverse change	(21)	(29)
Weighted-average discount rate	11.60%	11.40%
Impact of 10% adverse change	(26)	(41)
Impact of 20% adverse change	(47)	(82)
Commercial and other [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets	2,906	2,361
Weighted-average life (in years)	3.3	3.5
Impact of 10% adverse change	0	0
Impact of 20% adverse change	0	0
Weighted-average loss assumption	2.10%	1.40%
Impact of 10% adverse change	(76)	(41)
Impact of 20% adverse change	(151)	(100)
Weighted-average discount rate	16.40%	12.50%
Impact of 10% adverse change	(69)	(72)
Impact of 20% adverse change	(134)	(139)
Student [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets		51
Weighted-average life (in years)		8.1
Weighted-average constant prepayment rate		5.00%
Impact of 10% adverse change		(1)
Impact of 20% adverse change		(2)
Weighted-average loss assumption		0.00%
Impact of 10% adverse change		0
Impact of 20% adverse change		0
Weighted-average discount rate		9.00%
Impact of 10% adverse change		(2)
Impact of 20% adverse change		(4)
Auto Loans [Member]
Key economic assumptions used to determine the fair value of certain of the Firm's retained interests, other than MSRs [Abstract]
JPMorgan Chase interests in securitized assets		9
Weighted-average life (in years)		0.6
Weighted-average constant prepayment rate		14.00%
Impact of 10% adverse change		0
Impact of 20% adverse change		(1)
Weighted-average loss assumption		0.80%
Impact of 10% adverse change		0
Impact of 20% adverse change		0
Weighted-average discount rate		2.80%
Impact of 10% adverse change		0
Impact of 20% adverse change		$ 0

Variable Interest Entities (Details 14) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	$ 326,500	$ 286,800
Option ARMs [Member] | Securitized loans [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	35,786	41,983
90 days past due and still accruing	0	0
Nonaccrual loans	10,788	10,973
Net loan charge-offs	2,305	2,287
Subprime [Member] | Securitized loans [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	40,721	47,261
90 days past due and still accruing	0	0
Nonaccrual loans	15,456	19,505
Net loan charge-offs	3,598	7,123
Prime [Member] | Securitized loans [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	143,764	171,547
90 days past due and still accruing	0	0
Nonaccrual loans	33,093	33,838
Net loan charge-offs	6,257	9,333
Commercial and other [Member] | Securitized loans [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	106,245	24,799
90 days past due and still accruing	0	0
Nonaccrual loans	5,791	1,244
Net loan charge-offs	618	15
Securitized loans [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	326,516	371,442
90 days past due and still accruing	0	2,449
Nonaccrual loans	65,128	65,561
Net loan charge-offs	12,778	25,206
Option ARMs [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	35,800	42,000
Subprime [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	40,700	47,300
Auto Loans [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	0	218
90 days past due and still accruing	0	0
Nonaccrual loans	0	1
Net loan charge-offs	0	4
Collateralized Credit Card Securities [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	0	84,626
90 days past due and still accruing	0	2,385
Nonaccrual loans	0	0
Net loan charge-offs	0	6,443
Student [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	0	1,008
90 days past due and still accruing	0	64
Nonaccrual loans	0	0
Net loan charge-offs	0	1
Prime [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	143,800	171,500
Commercial and other [Member]
Information about delinquencies, net charge-offs, and components of off-balance sheet securitized financial assets [Abstract]
Credit exposure / loans securitized	$ 106,200	$ 24,800

Variable Interest Entities (Details Textuals) (USD $)	9 Months Ended	12 Months Ended												12 Months Ended			12 Months Ended								12 Months Ended														12 Months Ended		3 Months Ended									12 Months Ended																				12 Months Ended								12 Months Ended											12 Months Ended
	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Residential mortgage [Member]	Dec. 31, 2009 Residential mortgage [Member]	Dec. 31, 2010 Residential mortgage [Member] Mortgage securitization entities [Member] Retail Financial Services [Member]	Dec. 31, 2010 Residential mortgage [Member] Mortgage securitization entities [Member] Investment Bank [Member]	Dec. 31, 2010 Residential mortgage [Member] Mortgage securitization entities [Member] Investment Bank [Member] Retained Interest [Member]	Dec. 31, 2009 Residential mortgage [Member] Mortgage securitization entities [Member] Investment Bank [Member] Retained Interest [Member]	Dec. 31, 2010 Residential mortgage [Member] Mortgage securitization entities [Member] Investment Bank [Member] Retained Interest [Member] Residual Interest [Member]	Dec. 31, 2009 Residential mortgage [Member] Mortgage securitization entities [Member] Investment Bank [Member] Retained Interest [Member] Residual Interest [Member]	Dec. 31, 2010 Residential mortgage [Member] Mortgage securitization entities [Member] Private label Resecuritizations [Member] Re securitizations [Member]	Dec. 31, 2009 Residential mortgage [Member] Retail Financial Services [Member]	Dec. 31, 2010 Residential mortgage [Member] Retail Financial Services [Member] Retained Interest [Member]	Dec. 31, 2009 Residential mortgage [Member] Retail Financial Services [Member] Retained Interest [Member]	Dec. 31, 2009 Residential mortgage [Member] Investment Bank [Member]	Dec. 31, 2010 Commercial Mortgage [Member] Mortgage securitization entities [Member] Retained Interest [Member] Investment Banking [Member]	Dec. 31, 2009 Commercial Mortgage [Member] Mortgage securitization entities [Member] Retained Interest [Member] Investment Banking [Member]	Dec. 31, 2010 Commercial Mortgage [Member] Mortgage securitization entities [Member] Retained Interest [Member] Investment Banking [Member] Residual Interest [Member]	Dec. 31, 2009 Commercial Mortgage [Member] Mortgage securitization entities [Member] Retained Interest [Member] Investment Banking [Member] Residual Interest [Member]	Dec. 31, 2010 Auto Loans [Member]	Dec. 31, 2009 Auto Loans [Member]	Dec. 31, 2009 Auto Loans [Member] Mortgage securitization entities [Member] Retained Interest [Member]	Dec. 31, 2009 Scenario, Adjustment [Member] Loans [Member] Collateralized Credit Card Securities [Member]	Dec. 31, 2009 Scenario, Adjustment [Member] Other assets [Member] Collateralized Credit Card Securities [Member]	Dec. 31, 2009 Scenario, Adjustment [Member] Collateralized Credit Card Securities [Member]	Dec. 31, 2009 Scenario, Adjustment [Member] Collateralized Credit Card Securities [Member] Allowance for Loans and Leases Receivable [Member]	Dec. 31, 2009 Scenario, Adjustment [Member] Collateralized Credit Card Securities [Member] Previously recognized assets [Member]	Dec. 31, 2009 Collateralized Credit Card Securities [Member]	Dec. 31, 2008 Collateralized Credit Card Securities [Member]	Dec. 31, 2010 Commercial and other [Member]	Dec. 31, 2009 Commercial and other [Member]	Dec. 31, 2010 Commercial and other [Member] Mortgage securitization entities [Member] Investment Bank [Member]	Dec. 31, 2010 Commercial and other [Member] Mortgage securitization entities [Member] Other consumer [Member] Student [Member]	Dec. 31, 2009 Commercial and other [Member] Mortgage securitization entities [Member] Other consumer [Member] Student [Member]	Dec. 31, 2010 Credit card receivables, Asset Backed Securities [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2009 Credit card receivables, Asset Backed Securities [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2010 Prime [Member]	Dec. 31, 2009 Prime [Member]	Jun. 30, 2009 Firm-sponsored credit card trusts [Member]	Dec. 31, 2010 Firm-sponsored credit card trusts [Member]	Dec. 31, 2009 Firm-sponsored credit card trusts [Member]	Dec. 31, 2010 Firm-sponsored credit card trusts [Member] Loans [Member]	Dec. 31, 2010 Firm-sponsored credit card trusts [Member] Other assets [Member]	Dec. 31, 2010 Loans [Member] Firm-administered multi-seller conduits [Member]	Dec. 31, 2010 Other assets [Member] Firm-administered multi-seller conduits [Member]	Dec. 31, 2010 Firm-administered multi-seller conduits [Member]	Dec. 31, 2009 Firm-administered multi-seller conduits [Member]	Dec. 31, 2009 Scenario, Adjustment [Member] Mortgage & Other [Member]	Dec. 31, 2009 Mortgage & Other [Member] Retail Financial Services [Member]	Dec. 31, 2009 Mortgage & Other [Member] Investment Bank [Member] Other consumer [Member]	Dec. 31, 2010 Undivided Interest [Member]	Dec. 31, 2009 Undivided Interest [Member]	Dec. 31, 2009 Mortgage securitization entities [Member] Retained Interest [Member] Student [Member]	Dec. 31, 2010 Mortgage securitization entities [Member] Senior Notes [Member] Private label Resecuritizations [Member] Re securitizations [Member]	Dec. 31, 2009 Mortgage securitization entities [Member] Senior Notes [Member] Private label Resecuritizations [Member] Re securitizations [Member]	Dec. 31, 2010 Mortgage securitization entities [Member] Senior Notes [Member] Re securitizations [Member]	Dec. 31, 2009 Mortgage securitization entities [Member] Senior Notes [Member] Re securitizations [Member]	Dec. 31, 2010 Non consolidated municipal bond vehicles [Member]	Dec. 31, 2009 Non consolidated municipal bond vehicles [Member]	Dec. 31, 2010 Non consolidated municipal bond vehicles [Member] Standby Letters of Credit, and Other Financial Guarantees [Member]	Dec. 31, 2009 Non consolidated municipal bond vehicles [Member] Standby Letters of Credit, and Other Financial Guarantees [Member]	Dec. 31, 2010 Asset Swap VIEs [Member]	Dec. 31, 2009 Asset Swap VIEs [Member]	Dec. 31, 2010 Trading assets [Member] Credit linked notes [Member]	Dec. 31, 2009 Trading assets [Member] Credit linked notes [Member]	Dec. 31, 2010 Credit linked notes [Member]	Dec. 31, 2009 Credit linked notes [Member]	Dec. 31, 2009 Retail Financial Services [Member] Other consumer [Member]	Dec. 31, 2009 Investment Bank [Member] Other consumer [Member]	Dec. 31, 2010 Estimate of Fair Value, Fair Value Disclosure [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2009 Estimate of Fair Value, Fair Value Disclosure [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2010 Loans [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2009 Loans [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2010 Available-for-sale Securities [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2009 Available-for-sale Securities [Member] Third-Party Credit Card Securitization Trusts [Member]	Dec. 31, 2009 Scenario, Adjustment [Member]	Dec. 31, 2010 Available-for-sale Securities [Member]	Dec. 31, 2009 Available-for-sale Securities [Member]	Dec. 31, 2010 Investment Banking [Member]	Dec. 31, 2009 Investment Banking [Member]	Dec. 31, 2010 Fair Value [Member]	Dec. 31, 2009 Fair Value [Member]	Dec. 31, 2010 Trading assets [Member]	Dec. 31, 2009 Trading assets [Member]	Dec. 31, 2010 Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2009 Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2009 Firm Administered Multiseller Conduits [Member]	Dec. 31, 2010 Long Term Beneficial Interests [Member]	Dec. 31, 2009 Long Term Beneficial Interests [Member]	Dec. 31, 2010 Long Term Beneficial Interests Maturities Over Five Years [Member]	Dec. 31, 2010 Long Term Beneficial Interests Maturities Between One And Five Years [Member]	Dec. 31, 2010 Long Term Beneficial Interests Maturities Under One Year [Member]
Decrease to accumulated other comprehensive income as a result of reversal of fair value adjustments taken on retained AFS			$ 116,000,000
Risk weighted assets for regulatory capital purposes																																																																														40,000,000,000
Increase in assets due to consolidation														3,500,000,000			3,700,000,000								84,700,000,000	4,400,000,000	60,901,000,000	7,400,000,000	20,800,000,000																					9,059,000,000	4,700,000,000	4,300,000,000																		1,200,000,000	600,000,000							87,684,000,000
Increase in liabilities due to consolidation														3,500,000,000			3,700,000,000										65,353,000,000																							9,107,000,000	4,700,000,000																			1,200,000,000	4,300,000,000							92,204,000,000
Undivided interest in sponsored credit card securitization trusts																																																					17,200,000,000	16,700,000,000
Average undivided interest in principal receivables, Percentage		19.00%	16.00%
Senior securities in credit card securitization trust		1,100,000,000	7,200,000,000
Subordinated securities in credit card securtization trust		3,200,000,000	6,600,000,000
Principal amount outstanding of total assets held by Firm-sponsored nonconsolidated credit card securitizations QSPEs in which the Firm had continuing involvement																																											109,600,000,000
Interest retained in escrow accounts			1,000,000,000
Retained subordinated interests in accrued interest and fees on securitized receivables			3,200,000,000
Decrease in the Tier 1 capital ratio resulting from adoption of new guidance that amended the accounting for the consolidation of VIEs			0.34%																								(0.30%)																							(0.04%)																												(0.34%)
WMM Trust pretax loss																																									64,000,000
Senior securities purchased in connection with Ib secondary market making activities																																																																																	182,000,000	729,000,000
Subordinated securities purchased in connection with Ib secondary market making Activities																																																																																	18,000,000	146,000,000
Investment acquired in the secondary market held for investment purposes		315,000,000	139,000,000		39,000,000	47,000,000																										38,000,000	1,000,000																																														238,000,000	91,000,000					77,000,000	48,000,000
Variable Interest Entity Consolidated Assets							2,900,000,000	1,200,000,000					477,000,000																												6,000,000,000	68,500,000,000		67,200,000,000	1,300,000,000	21,100,000,000	600,000,000	21,700,000,000												4,600,000,000	2,800,000,000			0	623,000,000			142,000,000	855,000,000																				5,100,000,000
Variable Interest Entity Liabilities Consolidated VIE							3,000,000,000	702,000,000					230,000,000																					82,000,000	3,200,000,000						6,100,000,000	44,300,000,000						21,600,000,000																																									5,100,000,000
Fair value of assets held by VIEs									461,000,000	479,000,000	1,000,000	2,000,000			205,000,000	537,000,000		2,000,000,000	1,600,000,000	0	22,000,000			9,000,000																															49,000,000					13,700,000,000	13,200,000,000					0	1,300,000,000	3,800,000,000	8,200,000,000					1,000,000,000	1,000,000,000	3,100,000,000	3,500,000,000												17,800,000,000
Securities transferred to agency re-securitization VIEs		33,900,000,000	19,100,000,000	16,800,000,000
Securities transferred to private-label re-securitization VIEs		1,300,000,000	4,000,000,000	2,700,000,000
Senior and subordinated interest in nonconsolidated agency re-securitization entities																																																								46,000,000	220,000,000	3,500,000,000	1,600,000,000
Unused lines of Credit, Wholesale																																																														10,000,000	10,000,000
Limited program-wide credit enhancement		2,000,000,000	2,400,000,000
Expected loss notes outstanding for nonconsolidated conduits			96,000,000
Deal-specific liquidity facilities																																																																																									24,200,000,000
Program-wide liquidity facilities																																																																																									13,000,000,000
Maximum exposure																																																	24,800,000,000											8,800,000,000	8,400,000,000							20,200,000,000	26,000,000,000
Putable floating-rate certificates of municipal bond vehicles		248,000,000	72,000,000
Largest amount of putable floating-rate certificates held by the Firm at any time		796,000,000
Largest Percentage of Putable Floating Rate Certificates of Municipal Bond Vehicles Held During Period		6.00%
Amount of the municipal bond vehicles to which the Firm served as liquidity provider were rated "AA-" or better		96.00%	98.00%
Amount of the municipal bonds insured by monoline bond insurers		3,400,000,000	2,300,000,000
Principal amount of receivables held by trust not exceeding		4,200,000,000
Amortized cost of note accounted as available for sale Investments in credit card receivables		312,241,000,000	357,053,000,000																																		3,000,000,000	3,500,000,000
Interest in third-party credit card securitization trust accounted for as a loan, fair value		692,927,000,000	633,458,000,000																																																																					1,000,000,000
Variable Interest Entity, Description of Entity		In conjunction with the Bear Stearns merger, in June 2008, the Federal Reserve Bank of New York ("FRBNY") took control, through an LLC formed for this purpose, of a portfolio of $30.0 billion in assets, based on the value of the portfolio as of March 14, 2008. The assets of the LLC were funded by a $28.85 billion term loan from the FRBNY and a $1.15 billion subordinated loan from JPMorgan Chase.
Amount that a loan subordinated to Federal Reserve Bank Of New York will bear of the first of any losses of the portfolio held by the LLC related to the Bear Sterns merger		1,150,000,000
Beneficial interests issued by consolidated variable interest entities (included $1,495 and $1,410 at fair value)		77,649,000,000	15,225,000,000																																																																																				77,900,000,000	15,200,000,000		52,600,000,000	10,400,000,000	9,700,000,000	29,000,000,000	13,900,000,000
Percentage of the Firm's retained securitization interests risk-rated "A" or better, at fair value																																																																																			66.00%	76.00%
Proceeds from new commercial and other securitizations received as securities		2,400,000,000	542,000,000	989,000,000
Investment acquired in secondary market classified as investment-grade		276,000,000	108,000,000
Senior and subordinate securities not included in Rating profile of interest held		200,000,000	875,000,000
Variable Interest Entity Consolidated Assets																																		84,000,000	4,500,000,000	3,800,000,000
Interest in third-party credit card securitization trust accounted for as a loan, fair value																																																																									1,000,000,000
Immediate change in assumptions used to determine fair value, Percentage		10.00%
Adverse change in assumptions used to determine fair value, Percentage		20.00%
Changes in fair value based on a 10% or 20% variation in assumptions		Changes in fair value based on a 10% or 20% variation in assumptions
Total assets held in securitization-related SPEs		391,100,000,000	545,200,000,000
Securitized loans in which the firm has no continuing involvement		56,000,000,000	145,000,000,000
Seller's interest in credit card master trusts		0	16,700,000,000
Cash amounts on deposit and escrow accounts		0	8,300,000,000
Loans securitization including automobile and students loan		8,600,000,000	3,800,000,000																			0	0									0	0						2,200,000,000	0
Changes in fair value based on variation in assumptions limit first		0.00%
Changes in fair value based on variation in assumptions limit second	20.00%
Loans repurchased or subject to repurchase		13,000,000,000	10,800,000,000
Real estate owned resulting from repurchases of loans sold to U.S. government agencies		1,900,000,000	579,000,000
Securities retained by the Firm that are classified as Level 2 of the fair value measurement heirarchy																														$ 12,800,000,000	$ 5,500,000,000								$ 36,000,000

Goodwill and Other Intangible Assets (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill attributed to the business segments [Abstract]
Total goodwill	$ 48,854,000,000	$ 48,357,000,000	$ 48,027,000,000
Intangible Assets By Major Class [Line Items]
Mortgage servicing rights	13,649,000,000	15,531,000,000	9,403,000,000
Other intangible assets:
Other intangible assets	4,039,000,000	4,621,000,000
Components of credit card relationships, core deposits and other intangible assets [Abstract]
Components of credit card relationships, core deposits and other intangible assets , Net Carrying Value	4,039,000,000	4,621,000,000	5,581,000,000
Amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
Total amortization expense	936,000,000	1,050,000,000	1,263,000,000
Changes in the carrying amount of goodwill [Abstract]
Balance at beginning of period	48,357,000,000	48,027,000,000	45,270,000,000
Changes during the period:
Business combinations	556,000,000	271,000,000	2,481,000,000
Dispositions	(19,000,000)	0	(38,000,000)
Other	(40,000,000)	59,000,000	314,000,000
Balance at December 31,	48,854,000,000	48,357,000,000	48,027,000,000
Mortgage servicing rights activity [Abstract]
Fair value at the beginning of the period	15,531,000,000	9,403,000,000	8,632,000,000
MSR activity
Originations of MSRs	3,153,000,000	3,615,000,000	3,061,000,000
Purchase of MSRs	26,000,000	2,000,000	6,755,000,000
Disposition of MSRs	(407,000,000)	(10,000,000)	0
Total net additions	2,772,000,000	3,607,000,000	9,816,000,000
Change in valuation due to inputs and assumptions	(2,268,000,000)	5,807,000,000	(6,933,000,000)
Other changes in fair value	(2,386,000,000)	(3,286,000,000)	(2,112,000,000)
Total change in fair value of MSRs	(4,654,000,000)	2,521,000,000	(9,045,000,000)
Fair value at December 31	13,649,000,000	15,531,000,000	9,403,000,000
Change in unrealized gains/(losses) included in income related to MSRs held at December 31	(2,268,000,000)	5,807,000,000	6,933,000,000
Contractual service fees, late fees and other ancillary fees included in income	4,484,000,000	4,818,000,000	3,353,000,000
Third-party mortgage loans serviced at December 31	976,000,000,000	1,091,000,000,000	1,185,000,000,000
Servicer advances, net at December 31	9,900,000,000	7,700,000,000	5,200,000,000
Business Acquisition [Line Items]
Includes MSRs acquired as a result of the Washington Mutual transaction	26,000,000	2,000,000	6,755,000,000
Net production revenue:
Production revenue	3,440,000,000	2,115,000,000	1,150,000,000
Repurchase Losses	(2,912,000,000)	(1,612,000,000)	(252,000,000)
Net production revenue	528,000,000	503,000,000	898,000,000
Operating revenue:
Loan servicing revenue	4,575,000,000	4,942,000,000	3,258,000,000
Other changes in MSR asset fair value	(2,384,000,000)	(3,279,000,000)	(2,052,000,000)
Total operating revenue	2,191,000,000	1,663,000,000	1,206,000,000
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(2,268,000,000)	5,807,000,000	(6,933,000,000)
Derivative valuation adjustments and other	3,404,000,000	(4,176,000,000)	8,366,000,000
Total risk management	1,136,000,000	1,628,000,000	1,517,000,000
Total RFS net mortgage servicing revenue	3,327,000,000	3,291,000,000	2,723,000,000
All other	15,000,000	(116,000,000)	(154,000,000)
Mortgage fees and related income	3,870,000,000	3,678,000,000	3,467,000,000
Key economic assumptions used to determine the fair value of the Firm's Mortgage Servicing Rights (MSRs) [Abstract]
Weighted-average prepayment speed assumption (CPR)	11.29%	11.37%
Impact on fair value of 10% adverse change	(809,000,000)	(896,000,000)
Impact on fair value of 20% adverse change	(1,568,000,000)	(1,731,000,000)
Weighted-average option adjusted spread	0.0394	0.0463
Impact on fair value of 100 basis points adverse change	(578,000,000)	(641,000,000)
Impact on fair value of 200 basis points adverse change	(1,109,000,000)	(1,232,000,000)
Goodwill and other intangible assets (Numeric) [Abstract]
Commercial Real Estate, Fair Value, Period Increase (Decrease)	(1,000,000)	(4,000,000)	(4,000,000)
Commercial Real Estate, Fair Value	40,000,000	41,000,000	55,000,000
Indefinitely-lived intangibles related to asset management advisory contracts, not amortized	600,000,000
Retail Financial Services [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	16,496,000,000	16,514,000,000	16,210,000,000
Changes in the carrying amount of goodwill [Abstract]
Balance at beginning of period	16,514,000,000	16,210,000,000
Changes during the period:
Balance at December 31,	16,496,000,000	16,514,000,000	16,210,000,000
MSR activity
Change in valuation due to inputs and assumptions	(2,268,000,000)	5,804,000,000	(6,849,000,000)
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(2,268,000,000)	5,804,000,000	(6,849,000,000)
Investment Bank [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	5,278,000,000	4,959,000,000	4,765,000,000
Changes during the period:
Balance at December 31,	5,278,000,000	4,959,000,000	4,765,000,000
Card Services and Auto [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	14,522,000,000	14,451,000,000	14,607,000,000
Changes during the period:
Balance at December 31,	14,522,000,000	14,451,000,000	14,607,000,000
Commercial Banking [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	2,866,000,000	2,868,000,000	2,870,000,000
Changes during the period:
Balance at December 31,	2,866,000,000	2,868,000,000	2,870,000,000
Treasury & Securities Services [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	1,680,000,000	1,667,000,000	1,633,000,000
Changes during the period:
Balance at December 31,	1,680,000,000	1,667,000,000	1,633,000,000
Asset Management [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	7,635,000,000	7,521,000,000	7,565,000,000
Changes during the period:
Balance at December 31,	7,635,000,000	7,521,000,000	7,565,000,000
Corporate/Private Equity [Member]
Goodwill attributed to the business segments [Abstract]
Total goodwill	377,000,000	377,000,000	377,000,000
Changes during the period:
Balance at December 31,	377,000,000	377,000,000	377,000,000
Core Deposit Intangibles [Member]
Other intangible assets:
Other intangible assets	879,000,000	1,207,000,000	1,597,000,000
Components of credit card relationships, core deposits and other intangible assets [Abstract]
Components of credit card relationships, core deposits and other intangible assets , Gross amount	4,280,000,000	4,280,000,000
Components of credit card relationships, core deposits and other intangible assets , Accumulated amortization	3,401,000,000	3,073,000,000
Components of credit card relationships, core deposits and other intangible assets , Net Carrying Value	879,000,000	1,207,000,000
Amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
Total amortization expense	328,000,000	390,000,000	469,000,000
Estimated future amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
2010	284,000,000
2011	240,000,000
2012	195,000,000
2013	100,000,000
2014	25,000,000
Other intangibles [Member]
Other intangible assets:
Other intangible assets	1,670,000,000	1,477,000,000	1,592,000,000
Components of credit card relationships, core deposits and other intangible assets [Abstract]
Components of credit card relationships, core deposits and other intangible assets , Gross amount	2,515,000,000	2,200,000,000
Components of credit card relationships, core deposits and other intangible assets , Accumulated amortization	845,000,000	723,000,000
Components of credit card relationships, core deposits and other intangible assets , Net Carrying Value	1,670,000,000	1,477,000,000
Amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
Total amortization expense	142,000,000	145,000,000	136,000,000
Estimated future amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
2010	116,000,000
2011	111,000,000
2012	108,000,000
2013	94,000,000
2014	76,000,000
Total Other Intangible Assets [Member]
Estimated future amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
2010	797,000,000
2011	711,000,000
2012	619,000,000
2013	405,000,000
2014	219,000,000
Purchased Credit Card Relationships [Member]
Other intangible assets:
Other intangible assets	897,000,000	1,246,000,000	1,649,000,000
Components of credit card relationships, core deposits and other intangible assets [Abstract]
Components of credit card relationships, core deposits and other intangible assets , Gross amount	5,789,000,000	5,783,000,000
Components of credit card relationships, core deposits and other intangible assets , Accumulated amortization	4,892,000,000	4,537,000,000
Components of credit card relationships, core deposits and other intangible assets , Net Carrying Value	897,000,000	1,246,000,000
Amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
Total amortization expense	355,000,000	421,000,000	625,000,000
Estimated future amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
2010	294,000,000
2011	254,000,000
2012	213,000,000
2013	109,000,000
2014	23,000,000
Other credit card- related intangibles [Member]
Other intangible assets:
Other intangible assets	593,000,000	691,000,000	743,000,000
Components of credit card relationships, core deposits and other intangible assets [Abstract]
Components of credit card relationships, core deposits and other intangible assets , Gross amount	907,000,000	894,000,000
Components of credit card relationships, core deposits and other intangible assets , Accumulated amortization	314,000,000	203,000,000
Components of credit card relationships, core deposits and other intangible assets , Net Carrying Value	593,000,000	691,000,000
Amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
Total amortization expense	111,000,000	94,000,000	33,000,000
Estimated future amortization expense related to credit card relationships, core deposits and other intangible assets [Abstract]
2010	103,000,000
2011	106,000,000
2012	103,000,000
2013	102,000,000
2014	95,000,000
Washington Mutual [Member]
MSR activity
Purchase of MSRs	59,000,000
Business Acquisition [Line Items]
Includes MSRs acquired as a result of the Washington Mutual transaction	$ 59,000,000

Deposits (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
U.S. offices:
Noninterest-bearing	$ 228,555	$ 204,003
Demand	33,368	15,964
Savings	334,632	297,949
Time (included $2,733 and $1,463 at fair value at December 31, 2010 and 2009, respectively)	87,237	125,191
Total interest-bearing deposits	455,237	439,104
Total deposits in U.S. offices	683,792	643,107
Non-U.S. offices:
Noninterest-bearing	10,917	8,082
Demand	174,417	186,885
Savings	607	661
Time (included $1,636 and $2,992 at fair value at December 31, 2010 and 2009, respectively)	60,636	99,632
Total interest-bearing deposits	235,660	287,178
Total deposits in non-U.S. offices	246,577	295,260
Total deposits	930,369	938,367
Time deposits in denominations of $100,000 or more
U.S.	59,653	90,552
Non-U.S.	44,544	77,887
Total	104,197	168,439
Maturities of interest bearing time deposits
2011	131,973
2012	7,669
2013	4,434
2014	1,454
2015	2,074
After 5 years	269
Total	147,873
Fair value [Member]
U.S. offices:
Time (included $2,733 and $1,463 at fair value at December 31, 2010 and 2009, respectively)	2,733	1,463
Non-U.S. offices:
Time (included $1,636 and $2,992 at fair value at December 31, 2010 and 2009, respectively)	1,636	2,992
Total deposits	4,369	4,455
Time Deposits, by Maturity, Domestic [Member]
Maturities of interest bearing time deposits
2011	71,930
2012	7,382
2013	4,281
2014	1,432
2015	2,074
After 5 years	138
Total	87,237
Time Deposits, by Maturity, Foreign [Member]
Maturities of interest bearing time deposits
2011	60,043
2012	287
2013	153
2014	22
2015	0
After 5 years	131
Total	$ 60,636

Other Borrowed Funds (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Debt Instrument [Line Items]
Other borrowed funds	$ 32,075,000,000	$ 27,893,000,000
Other Borrowed Funds [Abstract]
Advances from Federal Home Loan Banks	25,234,000,000	27,847,000,000
Other	32,075,000,000	27,893,000,000
Total other borrowed funds	57,309,000,000	55,740,000,000
Other Borrowed Funds (Numeric) [Abstract]
Other borrowed funds, fair value	9,900,000,000	5,600,000,000
Maturities of advances from the FHLBs, 2011	11,400,000,000
Maturities of advances from the FHLBs, 2012	1,500,000,000
Maturities of advances from the FHLBs, 2013	7,300,000,000
Maturities of advances from the FHLBs, 2014	1,000,000,000
Maturities of advances from the FHLBs, 2015	3,000,000,000
Maturities of advances from the FHLBs, after 2015	928,000,000
Collateral used to secure Oher Borrowed Funds	95,300,000,000	144,100,000,000
Secured Debt [Member]
Debt Instrument [Line Items]
Other borrowed funds	37,800,000,000	30,400,000,000
Other Borrowed Funds [Abstract]
Other	37,800,000,000	30,400,000,000
JPMorgan Chase & Co. [Member]
Debt Instrument [Line Items]
Other borrowed funds	41,874,000,000	41,454,000,000
Other Borrowed Funds [Abstract]
Other	$ 41,874,000,000	$ 41,454,000,000

Accounts Payable and Other Liabilities (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Components of Accounts Payable and Other Liabilities (Numeric) [Abstract]
Accounts payable and other liabilities at fair value	$ 170,330	$ 162,696
Components of Accounts Payable and Other Liabilities [Abstract]
Brokerage payables	95,359	92,848
Accounts payable and other liabilities	74,971	69,848
Total	170,330	162,696
Fair value [Member]
Components of Accounts Payable and Other Liabilities (Numeric) [Abstract]
Accounts payable and other liabilities at fair value	236	357
Components of Accounts Payable and Other Liabilities [Abstract]
Total	$ 236	$ 357

Long-Term Debt (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Long-term debt carrying values by contractual maturity
Under 1 year	$ 45,878,000,000
1-5 years	114,767,000,000
After 5 years	87,024,000,000
Long-term Debt	247,669,000,000	266,318,000,000
Long Term Debt (Textuals) [Abstract]
Debt Instrument, Interest Rate, modified for the effects of hedge accounting, Minimum	(0.12%)	0.21%
Debt Instrument, Interest Rate, modified for the effects of hedge accounting, Maximum	14.21%	14.21%
Beneficial Interests Issued By Consolidated VIEs - Structured Notes Accounted for at Fair Value	38,839,000,000	48,972,000,000
Commercial paper	35,363,000,000	41,794,000,000
Long term debt - redeemable at the option JPMorgan Chase	45,900,000,000
Long term debt maturing in year 2	51,900,000,000
Long term debt maturing in year 3	20,400,000,000
Long term debt maturing in year 4	23,500,000,000
Long term debt maturing in year 5	18,900,000,000
Zero-coupon notes	879,000,000	3,400,000,000
Zero-coupon notes - aggregate principal amount at maturity	2,700,000,000	6,600,000,000
Weighted average contractual interest rates for long term debt	3.78%	3.52%
Long term debt weighted average contractual Interest Rate, modified for the effects of hedge accounting	0.0252	0.0186
Parent Company guarantee of certain debt of its subsidiaries, including both long-term debt and structured notes	3,700,000,000	4,500,000,000
Collateral used to secure Long Term Debt	11,700,000,000	11,400,000,000
Deferrable interest debentures issued	20,300,000,000	19,600,000,000
Redeemable Long Term Debt	35,600,000,000
Senior Debt Obligations [Member] | JPMorgan Chase & Co. [Member]
Long-term debt carrying values by contractual maturity
Under 1 year, Minimum	0.36%
Under 1 year, Maximum	6.00%
1-5 years, Minimum	0.31%
1-5 years, Maximum	7.00%
After 5 years, Minimum	0.24%
After 5 years, Maximum	7.25%
Interest rates, Minimum	0.0024	0.0022
Interest rates, Maximum	0.0725	0.075
Senior Debt Obligations [Member] | JPMorgan Chase & Co. [Member] | Long-term Debt, Fixed Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	20,384,000,000
1-5 years	47,031,000,000
After 5 years	31,372,000,000
Long-term Debt	98,787,000,000	93,729,000,000
Long Term Debt (Textuals) [Abstract]
Portion of long term debt guaranteed by FDIC under temporary liquidity guarantee program (TLG)	18,500,000,000	21,600,000,000
Senior Debt Obligations [Member] | JPMorgan Chase & Co. [Member] | Long Term Debt Variable Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	15,648,000,000
1-5 years	37,119,000,000
After 5 years	6,260,000,000
Long-term Debt	59,027,000,000	73,335,000,000
Long Term Debt (Textuals) [Abstract]
Portion of long term debt guaranteed by FDIC under temporary liquidity guarantee program (TLG)	17,900,000,000	19,300,000,000
Senior Debt Obligations [Member] | Long-term Debt, Fixed Interest Rate [Member] | Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	546,000,000
1-5 years	1,782,000,000
After 5 years	2,900,000,000
Long-term Debt	5,228,000,000	3,310,000,000
Senior Debt Obligations [Member] | Long Term Debt Variable Interest Rate [Member] | Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	6,435,000,000
1-5 years	17,199,000,000
After 5 years	6,911,000,000
Long-term Debt	30,545,000,000	39,835,000,000
Senior Debt Obligations [Member] | Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
Under 1 year, Minimum	0.26%
Under 1 year, Maximum	2.00%
1-5 years, Minimum	0.21%
1-5 years, Maximum	3.75%
After 5 years, Minimum	0.32%
After 5 years, Maximum	14.21%
Interest rates, Minimum	0.0021	0.0016
Interest rates, Maximum	0.1421	0.1421
Subordinated Debt Obligations [Member] | JPMorgan Chase & Co. [Member]
Long-term debt carrying values by contractual maturity
Under 1 year, Minimum	5.90%
Under 1 year, Maximum	6.75%
1-5 years, Minimum	1.37%
1-5 years, Maximum	6.63%
After 5 years, Minimum	2.16%
After 5 years, Maximum	8.53%
Interest rates, Minimum	0.0137	0.0114
Interest rates, Maximum	0.0853	0.1
Subordinated Debt Obligations [Member] | JPMorgan Chase & Co. [Member] | Long-term Debt, Fixed Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	2,865,000,000
1-5 years	9,649,000,000
After 5 years	9,486,000,000
Long-term Debt	22,000,000,000	24,851,000,000
Subordinated Debt Obligations [Member] | JPMorgan Chase & Co. [Member] | Long Term Debt Variable Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	0
1-5 years	1,987,000,000
After 5 years	9,000,000
Long-term Debt	1,996,000,000	1,838,000,000
Subordinated Debt Obligations [Member] | Long-term Debt, Fixed Interest Rate [Member] | Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	0
1-5 years	0
After 5 years	8,605,000,000
Long-term Debt	8,605,000,000	8,655,000,000
Subordinated Debt Obligations [Member] | Long Term Debt Variable Interest Rate [Member] | Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	0
1-5 years	0
After 5 years	1,150,000,000
Long-term Debt	1,150,000,000	1,150,000,000
Subordinated Debt Obligations [Member] | Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
After 5 years, Minimum	0.63%
After 5 years, Maximum	8.25%
Interest rates, Minimum	0.0063	0.0058
Interest rates, Maximum	0.0825	0.0825
Junior Subordinated Debt [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	0
1-5 years	0
After 5 years	20,331,000,000
Long-term Debt	20,331,000,000	19,615,000,000
After 5 years, Minimum	0.79%
After 5 years, Maximum	8.75%
Interest rates, Minimum	0.0079	0.0078
Interest rates, Maximum	0.0875	0.0875
Junior Subordinated Debt [Member] | Long-term Debt, Fixed Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	0
1-5 years	0
After 5 years	15,249,000,000
Long-term Debt	15,249,000,000	16,349,000,000
Junior Subordinated Debt [Member] | Long Term Debt Variable Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	0
1-5 years	0
After 5 years	5,082,000,000
Long-term Debt	5,082,000,000	3,266,000,000
Long-term Beneficial Interests [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	13,893,000,000
1-5 years	29,019,000,000
After 5 years	9,642,000,000
Long-term Debt	52,554,000,000	10,438,000,000
Under 1 year, Minimum	0.28%
Under 1 year, Maximum	7.00%
1-5 years, Minimum	0.25%
1-5 years, Maximum	11.00%
After 5 years, Minimum	0.05%
After 5 years, Maximum	7.47%
Interest rates, Minimum	0.0005	0.0025
Interest rates, Maximum	0.11	0.0713
Long Term Debt (Textuals) [Abstract]
Beneficial Interests Issued By Consolidated VIEs - Structured Notes Accounted for at Fair Value	1,500,000,000	1,400,000,000
Commercial paper	25,100,000,000	4,800,000,000
Long-term Beneficial Interests [Member] | Long-term Debt, Fixed Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	3,095,000,000
1-5 years	4,328,000,000
After 5 years	2,372,000,000
Long-term Debt	9,795,000,000	1,034,000,000
Long-term Beneficial Interests [Member] | Long Term Debt Variable Interest Rate [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	10,798,000,000
1-5 years	24,691,000,000
After 5 years	7,270,000,000
Long-term Debt	42,759,000,000	9,404,000,000
Secured Debt [Member]
Long-term debt carrying values by contractual maturity
Long-term Debt	8,300,000,000	8,100,000,000
JPMorgan Chase & Co. [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	38,897,000,000
1-5 years	95,786,000,000
After 5 years	47,127,000,000
Long-term Debt	181,810,000,000	193,753,000,000
Long Term Debt (Textuals) [Abstract]
Long term debt maturing in year 2	42,400,000,000
Long term debt maturing in year 3	17,600,000,000
Long term debt maturing in year 4	19,000,000,000
Long term debt maturing in year 5	16,800,000,000
Subsidiaries [Member]
Long-term debt carrying values by contractual maturity
Under 1 year	6,981,000,000
1-5 years	18,981,000,000
After 5 years	19,566,000,000
Long-term Debt	$ 45,528,000,000	$ 52,950,000,000

Long-Term Debt (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	$ 19,678
Principal amount of debenture issued to trust	20,331
Bank One Capital III [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	474
Principal amount of debenture issued to trust	674
Issue date	2000
Stated maturity of trust preferred capital securities and debentures	2030
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	8.75%
Interest payment/distribution dates	Semiannually
Bank One Capital VI [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	525
Principal amount of debenture issued to trust	553
Issue date	2001
Stated maturity of trust preferred capital securities and debentures	2031
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	7.20%
Interest payment/distribution dates	Quarterly
Chase Capital II [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	482
Principal amount of debenture issued to trust	497
Issue date	1997
Stated maturity of trust preferred capital securities and debentures	2027
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	LIBOR + 0.50%
Interest payment/distribution dates	Quarterly
Chase Capital III [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	295
Principal amount of debenture issued to trust	305
Issue date	1997
Stated maturity of trust preferred capital securities and debentures	2027
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	LIBOR + 0.55%
Interest payment/distribution dates	Quarterly
Chase Capital VI [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	241
Principal amount of debenture issued to trust	249
Issue date	1998
Stated maturity of trust preferred capital securities and debentures	2028
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	LIBOR + 0.625%
Interest payment/distribution dates	Quarterly
First Chicago NBD Capital I [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	249
Principal amount of debenture issued to trust	256
Issue date	1997
Stated maturity of trust preferred capital securities and debentures	2027
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	LIBOR + 0.55%
Interest payment/distribution dates	Quarterly
J.P. Morgan Chase Capital X [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	1,000
Principal amount of debenture issued to trust	1,015
Issue date	2002
Stated maturity of trust preferred capital securities and debentures	2032
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	7.00%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XI [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	1,075
Principal amount of debenture issued to trust	1,004
Issue date	2003
Stated maturity of trust preferred capital securities and debentures	2033
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	5.88%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	400
Principal amount of debenture issued to trust	390
Issue date	2003
Stated maturity of trust preferred capital securities and debentures	2033
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	6.25%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XIII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	465
Principal amount of debenture issued to trust	480
Issue date	2004
Stated maturity of trust preferred capital securities and debentures	2034
Earliest redemption date	2014
Interest rate of trust preferred capital securities and debentures	LIBOR + 0.95%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XIV [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	600
Principal amount of debenture issued to trust	586
Issue date	2004
Stated maturity of trust preferred capital securities and debentures	2034
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	6.20%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XV [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	93
Principal amount of debenture issued to trust	132
Issue date	2005
Stated maturity of trust preferred capital securities and debentures	2035
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	5.88%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XVI [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	500
Principal amount of debenture issued to trust	492
Issue date	2005
Stated maturity of trust preferred capital securities and debentures	2035
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	6.35%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XVII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	496
Principal amount of debenture issued to trust	558
Issue date	2005
Stated maturity of trust preferred capital securities and debentures	2035
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	5.85%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XVIII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	748
Principal amount of debenture issued to trust	749
Issue date	2006
Stated maturity of trust preferred capital securities and debentures	2036
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	6.95%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XIX [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	563
Principal amount of debenture issued to trust	564
Issue date	2006
Stated maturity of trust preferred capital securities and debentures	2036
Earliest redemption date	2011
Interest rate of trust preferred capital securities and debentures	6.63%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XX [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	995
Principal amount of debenture issued to trust	996
Issue date	2006
Stated maturity of trust preferred capital securities and debentures	2036
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	6.55%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XXI [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	836
Principal amount of debenture issued to trust	837
Issue date	2007
Stated maturity of trust preferred capital securities and debentures	2037
Earliest redemption date	2012
Interest rate of trust preferred capital securities and debentures	LIBOR + 0.95%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XXII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	996
Principal amount of debenture issued to trust	997
Issue date	2007
Stated maturity of trust preferred capital securities and debentures	2037
Earliest redemption date	Any time
Interest rate of trust preferred capital securities and debentures	6.45%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XXIII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	643
Principal amount of debenture issued to trust	643
Issue date	2007
Stated maturity of trust preferred capital securities and debentures	2047
Earliest redemption date	2012
Interest rate of trust preferred capital securities and debentures	LIBOR + 1.00%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XXIV [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	700
Principal amount of debenture issued to trust	700
Issue date	2007
Stated maturity of trust preferred capital securities and debentures	2047
Earliest redemption date	2012
Interest rate of trust preferred capital securities and debentures	6.88%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XXV [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	1,492
Principal amount of debenture issued to trust	1,844
Issue date	2007
Stated maturity of trust preferred capital securities and debentures	2037
Earliest redemption date	2037
Interest rate of trust preferred capital securities and debentures	6.80%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XXVI [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	1,815
Principal amount of debenture issued to trust	1,815
Issue date	2008
Stated maturity of trust preferred capital securities and debentures	2048
Earliest redemption date	2013
Interest rate of trust preferred capital securities and debentures	8.00%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XXVII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	995
Principal amount of debenture issued to trust	995
Issue date	2009
Stated maturity of trust preferred capital securities and debentures	2039
Earliest redemption date	2039
Interest rate of trust preferred capital securities and debentures	7.00%
Interest payment/distribution dates	Semiannually
JPMorgan Chase Capital XXVIII [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	1,500
Principal amount of debenture issued to trust	1,500
Issue date	2009
Stated maturity of trust preferred capital securities and debentures	2039
Earliest redemption date	2014
Interest rate of trust preferred capital securities and debentures	7.20%
Interest payment/distribution dates	Quarterly
JPMorgan Chase Capital XXIX [Member]
Outstanding trust preferred debt security issuance
Amount of trust preferred capital debt securities issued by trust	1,500
Principal amount of debenture issued to trust	$ 1,500
Issue date	2010
Stated maturity of trust preferred capital securities and debentures	2040
Earliest redemption date	2015
Interest rate of trust preferred capital securities and debentures	6.70%
Interest payment/distribution dates	Quarterly

Preferred Stock (Details) (USD $)	1 Months Ended	12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended			12 Months Ended			1 Months Ended	12 Months Ended	1 Months Ended
	Oct. 28, 2008	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 Preferred stock [Member]	Dec. 31, 2010 Preferred stock [Member]	Dec. 31, 2008 Preferred stock [Member]	Dec. 31, 2010 Cumulative Preferred Stock, Series E [Member]	Dec. 31, 2009 Cumulative Preferred Stock, Series E [Member]	Dec. 31, 2010 Cumulative Preferred Stock Series, F [Member]	Dec. 31, 2009 Cumulative Preferred Stock Series, F [Member]	Dec. 31, 2010 Cumulative Preferred Stock, Series G [Member]	Dec. 31, 2009 Cumulative Preferred Stock, Series G [Member]	Dec. 31, 2010 Fixed To Floating Rate Noncumulative Perpetual Preferred Stock Series I [Member]	Dec. 31, 2009 Fixed To Floating Rate Noncumulative Perpetual Preferred Stock Series I [Member]	Apr. 23, 2008 Fixed To Floating Rate Noncumulative Perpetual Preferred Stock Series I [Member]	Dec. 31, 2010 Noncumulative Perpetual Preferred Stock Series J [Member]	Dec. 31, 2009 Noncumulative Perpetual Preferred Stock Series J [Member]	Aug. 21, 2008 Noncumulative Perpetual Preferred Stock Series J [Member]	Oct. 28, 2008 Cumulative Perpetual Preferred Stock, Series K [Member]	Dec. 31, 2010 Cumulative Perpetual Preferred Stock, Series K [Member]	Apr. 30, 2008 Series I [Member]	Aug. 31, 2008 Series J [Member]
Schedule of Stock by Class, Preferred [Abstract]
Share value and redemption price per share								$ 200		$ 200		$ 200		$ 10,000			$ 10,000			$ 10,000
Shares			780,000	2,538,107				0	818,113	0	428,825	0	511,169	600,000	600,000	600,000	180,000	180,000	180,000	2,500,000
Carrying value (in millions)			$ 7,800,000,000	$ 8,152,000,000	$ 8,152,000,000	$ 7,800,000,000		$ 0	$ 164,000,000	$ 0	$ 86,000,000	$ 0	$ 102,000,000	$ 6,000,000,000	$ 6,000,000,000		$ 1,800,000,000	$ 1,800,000,000
Earliest redemption date										Aug 20, 2010		Aug 20, 2010									Jun 17, 2009
Earliest redemption date								NaN, NaN						Apr 30, 2018			Sep 1, 2013
Contractual rate in effect at December 31, 2010								6.15%		5.72%		5.49%		7.90%			8.63%
Preferred stock (Numeric) [Abstract]
Warrant to purchase shares of the Firm's common stock	88,401,697
Exercise price for Warrant to purchase shares of the Firm's common stock	42.42
Shares of preferred stock authorized to issue, in one or more series			200,000,000	200,000,000
Preferred stock, par value			$ 1	$ 1																$ 1
Total proceeds, Series Preferred Stock	2,500,000,000	7,746,000,000																				6,000,000,000	1,800,000,000
Rate payable quarterly at an annual dividend rate after April 2018, Preferred Stock, Series I														three month LIBOR plus 3.47%
Rate of Cumulative Preferred Stock, redeemed at stated redemption value								6.15%		5.72%		5.49%		7.90%			8.63%
Date the Firm redeemed all of the outstanding shares of its Series preferred stock at their stated redemption value										Aug 20, 2010		Aug 20, 2010									Jun 17, 2009
Preferred stock, shares issued			780,000	2,538,107				0	818,113	0	428,825	0	511,169	600,000	600,000	600,000	180,000	180,000	180,000	2,500,000
Total proceeds, Series K Preferred Stock and Warrant issued to the U.S. Treasury		25,000,000,000																		25,000,000,000
Initial carrying value allocated to the Series K Preferred Stock		166,884,000,000	176,106,000,000	165,365,000,000	8,152,000,000	7,800,000,000	31,939,000,000
Redemption value of Series K Preferred Stock					$ 25,000,000,000																$ 25,000,000,000

Common stock (Details)	1 Months Ended	6 Months Ended					0 Months Ended	12 Months Ended
	Sep. 30, 2008	Jun. 30, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Apr. 08, 2008 Bear Stearns [Member] Common stock [Member]	Dec. 31, 2008 Bear Stearns [Member] Common stock [Member]	Dec. 31, 2009 Common stock [Member]	Dec. 31, 2008 Common stock [Member]	Dec. 31, 2008 Bear Stearns [Member] Treasury stock, at cost	Dec. 31, 2010 Treasury stock, at cost	Dec. 31, 2009 Treasury stock, at cost	Dec. 31, 2008 Treasury stock, at cost	Dec. 31, 2008 Bear Stearns [Member]
Common shares issued (newly issued or distributed from treasury) [Abstract]
Issued - balance at January 1		3,941,600,000	4,104,933,895	4,104,933,895		3,657,700,000
Newly issued: Common stock: Open market issuance	2,839,000,000	1,633,000,000							163,300,000	283,900,000
JPMorgan Chase common stock newly issued in acquisition of Bear Stearns							20,700,000	20,700,000							26,473,000
Total newly issued									163,300,000	304,600,000
Canceled shares								(20,700,000)
Total issued - balance at December 31			4,104,933,895	4,104,933,895		3,657,700,000
Treasury - balance at January 1		(208,800,000)	(194,639,785)	(162,974,783)		(290,300,000)
Purchase of treasury stock												77,900,000
Share repurchases related to employee stock-based awards												(100,000)	(1,100,000)	(500,000)
Issued from Treasury: Net change from the Bear Stearns mergerasa result of the reissuance of Treasury stock and the Share Exchange agreement											26,500,000
Issued from treasury: Employee benefits and compensation plans												45,300,000	45,700,000	54,400,000
Issued from treasury: Employee stock purchase plans												1,000,000	1,300,000	1,100,000
Total issued from treasury												46,300,000	47,000,000	82,000,000
Total treasury - balance at December 31			(194,639,785)	(162,974,783)		(290,300,000)
Outstanding			3,910,300,000	3,942,000,000	3,732,800,000

Common Stock (Details Textuals) (USD $)	1 Months Ended	6 Months Ended	12 Months Ended				0 Months Ended	12 Months Ended	1 Months Ended	6 Months Ended	12 Months Ended			12 Months Ended			12 Months Ended
	Sep. 30, 2008	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2010	Oct. 28, 2008	Apr. 08, 2008	Apr. 08, 2008 Bear Stearns [Member] Common stock [Member]	Dec. 31, 2008 Bear Stearns [Member] Common stock [Member]	Sep. 30, 2008 Common stock [Member]	Jun. 30, 2009 Common stock [Member]	Dec. 31, 2009 Common stock [Member]	Dec. 31, 2008 Common stock [Member]	Dec. 31, 2010 Common stock [Member]	Dec. 31, 2010 Treasury stock, at cost	Dec. 31, 2008 Share Exchange Transaction [Member] Bear Stearns [Member]	May 31, 2008 Share Exchange Transaction [Member] Bear Stearns [Member]	Dec. 31, 2008 Bear Stearns [Member]	Apr. 08, 2008 Bear Stearns [Member]
Common Stock (Numeric) [Abstract]
Warrant to purchase shares of the Firm's common stock					88,401,697
Exercise price for Warrant to purchase shares of the Firm's common stock					$ 42.42
Us Treasury Warrant Exchange and Secondary Offering			The U.S. Treasury exchanged the Warrant for 88,401,697 warrants, each of which was a warrant to purchase a share of the Firm’s common stock at an exercise price of $42.42 per share and, on December 11, 2009, sold the warrants in a secondary public offering for $950 million.
Shares of common stock authorized to issue			9,000,000,000	9,000,000,000
Common stock par value per share			$ 1	$ 1
Value of new shares issued	11,485,000,000	5,756,000,000
New shares issued	2,839,000,000	1,633,000,000									163,300,000	283,900,000
Value of new shares issued, per share									40.5	35.25
Common stock reserved for future issuance under various plans													564,000,000
Shares of common stock repurchased by the Firm														(77,900,000)
Stock Repurchase Program Amount Authorized for Repurchase Common Stock														Under the stock repurchase program authorized by the Firm’s Board of Directors, the Firm is authorized to repurchase up to $10.0 billion of the Firm’s common stock
Cost of shares of common stock repurchased by the Firm														2,999,000,000
Average price per share of common stock repurchased by the Firm														$ 38.49
Authorized repurchase capacity remaining with respect to the common stock														$ 3,200,000,000
JPMorgan Chase common stock newly issued in acquisition of Bear Stearns							20,700,000	20,700,000									26,473,000
Bear Stearns common stock exchanged in acquisition of Bear Stearns							95,000,000								95,000,000
Percentage of voting equity interests acquired in Bear Stearns						39.50%												39.50%
JPMorgan Chase canceled shares after the acquisition								20,700,000
Bear Stearns canceled shares after the acquisition								95,000,000								95,000,000
Stock Repurchase Program Amount Authorized for Repurchase of Warrants														Under the stock repurchase program authorized by the Firm’s Board of Directors, the Firm is authorized to repurchase up to…88 million warrants issued in 2008 under the U.S. Treasury’s Capital Purchase Program

Earnings Per Share (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Basic earnings per share
Income before extraordinary gain	$ 17,370	$ 11,652	$ 3,699
Extraordinary gain	0	76	1,906
Net income	17,370	11,728	5,605
Less: Preferred stock dividends	642	1,327	674
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury		1,112
Net income applicable to common equity	16,728	9,289	4,931
Less: Dividends and undistributed earnings allocated to participating securities	964	515	189
Net income applicable to common stockholders	15,764	8,774	4,742
Total weighted-average basic shares outstanding	3,956.3	3,862.8	3,501.1
Per share
Income before extraordinary gain	$ 3.98	$ 2.25	$ 0.81
Extraordinary gain		$ 0.02	$ 0.54
Net income	$ 3.98	$ 2.27	$ 1.35
Diluted earnings per share
Net income applicable to common stockholders	15,764	8,774	4,742
Total weighted-average basic shares outstanding	3,956.3	3,862.8	3,501.1
Add: Employee stock options, SARs and warrants	20.6	16.9	20.7
Total weighted-average diluted shares outstanding	3,976.9	3,879.7	3,521.8
Per share
Income before extraordinary gain	$ 3.96	$ 2.24	$ 0.81
Extraordinary gain		$ 0.02	$ 0.54
Net income per share	$ 3.96	$ 2.26	$ 1.35
Earnings per share (Numeric) [Abstract]
One-time noncash reduction		$ 1,112
One-time noncash reduction per share		$ 0.27
Antidilutive options and warrants excluded from the computation of diluted EPS	233	266	209

Accumulated Other Comprehensive Income/(Loss) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accumulated other comprehensive income/(loss) [Abstract]
Beginning Balance	$ (91)
Net change	1,236	5,596	(4,770)
Ending Balance	1,001	(91)
Changes of the components of Accumulated Other Comprehensive Income (Loss)
Total Other comprehensive income/(loss) before tax	1,972	9,072	(7,576)
Total Other comprehensive income/(loss) tax effect	(736)	(3,476)	2,806
Total Other comprehensive income/(loss) after tax	1,236	5,596	(4,770)
Accumulated other comprehensive income/(loss) (Numeric) [Abstract]
After-tax unrealized losses not related to credit on debt securities	(81)	(226)
Accumulated Net Unrealized Investment Gain (Loss) [Member]
Accumulated other comprehensive income/(loss) [Abstract]
Beginning Balance	2,032	(2,101)	380
Cumulative effect of changes in accounting principles	(144)
Net change	610	4,133	(2,481)
Ending Balance	2,498	2,032	(2,101)
Changes of the components of Accumulated Other Comprehensive Income (Loss)
Net unrealized gains/(losses) arising during the period before tax	3,982	7,870	(3,071)
Net unrealized gains/(losses) arising during the period tax effect	(1,540)	(3,029)	1,171
Net unrealized gains/(losses) arising during the period after tax	2,442	4,841	(1,900)
Reclassification adjustment for realized (gains)/losses included in net income before tax	(2,982)	(1,152)	(965)
Reclassification adjustment for realized (gains)/losses included in net income tax effect	1,150	444	384
Reclassification adjustment for realized (gains)/losses included in net income after tax	(1,832)	(708)	(581)
Net change before tax	1,000	6,718	(4,036)
Net change tax effect	(390)	(2,585)	1,555
Net change after tax	610	4,133	(2,481)
Total Other comprehensive income/(loss) after tax	610	4,133	(2,481)
Accumulated Translation Adjustment [Member]
Accumulated other comprehensive income/(loss) [Abstract]
Beginning Balance	(16)	(598)	8
Cumulative effect of changes in accounting principles	0
Net change	269	582	(606)
Ending Balance	253	(16)	(598)
Changes of the components of Accumulated Other Comprehensive Income (Loss)
Translation before tax	402	1,139	(1,781)
Translation tax effect	(139)	(398)	682
Translation after tax	263	741	(1,099)
Hedges before tax	11	(259)	820
Hedges tax effect	(5)	100	(327)
Hedges after tax	6	(159)	493
Net change before tax	413	880	(961)
Net change tax effect	(144)	(298)	355
Net change after tax	269	582	(606)
Total Other comprehensive income/(loss) after tax	269	582	(606)
Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges [Member]
Accumulated other comprehensive income/(loss) [Abstract]
Beginning Balance	181	(202)	(802)
Cumulative effect of changes in accounting principles	0
Net change	25	383	600
Ending Balance	206	181	(202)
Changes of the components of Accumulated Other Comprehensive Income (Loss)
Net unrealized gains/(losses) arising during the period before tax	247	767	584
Net unrealized gains/(losses) arising during the period tax effect	(96)	(308)	(226)
Net unrealized gains/(losses) arising during the period after tax	151	459	358
Reclassification adjustment for realized (gains)/losses included in net income before tax	(206)	(124)	402
Reclassification adjustment for realized (gains)/losses included in net income tax effect	80	48	(160)
Reclassification adjustment for realized (gains)/losses included in net income after tax	(126)	(76)	242
Net change before tax	41	643	986
Net change tax effect	(16)	(260)	(386)
Net change after tax	25	383	600
Total Other comprehensive income/(loss) after tax	25	383	600
Accumulated Defined Benefit Plans Adjustment [Member]
Accumulated other comprehensive income/(loss) [Abstract]
Beginning Balance	(2,288)	(2,786)	(503)
Cumulative effect of changes in accounting principles	0
Net change	332	498	(2,283)
Ending Balance	(1,956)	(2,288)	(2,786)
Changes of the components of Accumulated Other Comprehensive Income (Loss)
Net gains/(losses) and prior service credits arising during the period before tax	294	494	(3,579)
Net gains/(losses) and prior service credits arising during the period tax effect	(96)	(200)	1,289
Net gains/(losses) and prior service credits arising during the period after tax	198	294	(2,290)
Reclassification adjustment for net loss and prior service credits included in net income before tax	224	337	14
Reclassification adjustment for net loss and prior service credits included in net income tax effect	(90)	(133)	(7)
Reclassification adjustment for net loss and prior service credits included in net income after tax	134	204	7
Net change before tax	518	831	(3,565)
Net change tax effect	(186)	(333)	1,282
Net change after tax	332	498	(2,283)
Total Other comprehensive income/(loss) after tax	332	498	(2,283)
Accumulated other comprehensive income/(loss)
Accumulated other comprehensive income/(loss) [Abstract]
Beginning Balance	(91)	(5,687)	(917)
Cumulative effect of changes in accounting principles	(144)
Net change	1,236	5,596	(4,770)
Ending Balance	1,001	(91)	(5,687)
Changes of the components of Accumulated Other Comprehensive Income (Loss)
Total Other comprehensive income/(loss) after tax	1,236	5,596	(4,770)
Variable Interest Entity, Primary Beneficiary [Member]
Accumulated other comprehensive income/(loss) [Abstract]
Cumulative effect of changes in accounting principles	(129)
Derivative receivables [Member]
Accumulated other comprehensive income/(loss) [Abstract]
Cumulative effect of changes in accounting principles	$ (15)

Income Taxes (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current income tax expense
Total current income tax expense	$ 8,457	$ 8,037	$ 1,711
Deferred income tax expense/ (benefit)
Total deferred income tax expense/(benefit)	(968)	(3,622)	(2,637)
Total income tax expense/ (benefit) before extraordinary gain	7,489	4,415	(926)
Internal Revenue Service (IRS) [Member]
Current income tax expense
U.S. federal	4,001	4,698	395
Deferred income tax expense/ (benefit)
U.S. federal	(753)	(2,867)	(3,015)
Foreign Country [Member]
Current income tax expense
Non-U.S.	2,712	2,368	1,009
Deferred income tax expense/ (benefit)
Non-U.S.	169	(454)	1
State and Local Jurisdiction [Member]
Current income tax expense
U.S. state and local	1,744	971	307
Deferred income tax expense/ (benefit)
U.S. state and local	$ (384)	$ (301)	$ 377

Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of the applicable statutory U.S. income tax rate to the effective tax rate
Increase/(decrease) in tax rate resulting from U.S. state and local income taxes, net of U.S. federal income tax benefit	3.60%	2.70%	16.00%
Increase/(decrease) in tax rate resulting from tax-exempt income	(2.40%)	(3.90%)	(14.80%)
Increase/(decrease) in tax rate resulting from Non-U.S. subsidiary earnings	(2.20%)	(1.70%)	(53.60%)
Increase/(decrease) in tax rate resulting from business tax credits	(3.70%)	(5.50%)	(24.50%)
Bear Stearns equity losses	0		0.057
Other, net	(0.20%)	0.90%	2.80%
Effective tax rate	30.10%	27.50%	(33.40%)
Internal Revenue Service (IRS) [Member]
Reconciliation of the applicable statutory U.S. income tax rate to the effective tax rate
Statutory U.S. federal tax rate	35.00%	35.00%	35.00%

Income Taxes (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Deferred tax assets
Allowance for loan losses	$ 12,287	$ 12,376
Employee benefits	4,279	4,424
Allowance for other than loan losses	6,029	3,995
Tax attribute carryforwards	1,370	912
Fee income	446	0
Fair value adjustments	51	0
Gross deferred tax assets	25,418	23,633
Deferred tax liabilities
Depreciation and amortization	3,500	4,832
Leasing transactions	2,160	2,054
Non-U.S. operations	4,300		1,100
Fee income	0	670
Fair value adjustments	0	328
Other, net	519	147
Gross deferred tax liabilities	7,315	9,369
Valuation allowance	1,784	1,677
Net deferred tax asset	16,319	12,587
Foreign Country [Member]
Deferred tax assets
Non-U.S. operations	956	1,926
Deferred tax liabilities
Non-U.S. operations	$ 1,136	$ 1,338

IncomeTaxes (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of the beginning and ending amount of unrecognized tax benefits
Balance at January 1,	$ 6,608	$ 5,894	$ 4,811
Increases based on tax positions related to the current period	813	584	890
Decreases based on tax positions related to the current period	(24)	(6)	(109)
Increases associated with the Bear Stearns merger	0		1,387
Increases based on tax positions related to prior periods	1,681	703	501
Decreases based on tax positions related to prior periods	(1,198)	(322)	(1,386)
Decreases related to settlements with taxing authorities	(74)	(203)	(181)
Decreases related to a lapse of applicable statute of limitations	(39)	(42)	(19)
Balance at December 31	$ 7,767	$ 6,608	$ 5,894

Income Taxes (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. and non-U.S. components of income before income tax expense/(benefit) and extraordinary gain
Income before income tax expense/(benefit) and extraordinary gain	$ 24,859	$ 16,067	$ 2,773
Domestic Country [Member]
U.S. and non-U.S. components of income before income tax expense/(benefit) and extraordinary gain
U.S.	16,568	6,263	(2,094)
Foreign Country [Member]
U.S. and non-U.S. components of income before income tax expense/(benefit) and extraordinary gain
Non-U.S.	$ 8,291	$ 9,804	$ 4,867

Income Taxes (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Taxes (Textuals) [Abstract]
Tax benefits recorded in total income tax expense resulting from tax audit resolutions	$ 485,000,000	$ 280,000,000	$ 55,000,000
Increase (decrease) in stockholders' equity due to the tax effect of all items recorded directly to stockholders' equity	1,800,000,000	(3,700,000,000)	3,000,000,000
Release of deferred tax liabilities and recognition of an income tax benefit associated with the undistributed earnings	4,300,000,000		1,100,000,000
Pretax earnings generated and indefinitely reinvested in non-U.S. subsidiaries	3,500,000,000
Cumulative amount of undistributed pretax earnings in non-U.S. subsidiaries	19,300,000,000
Tax expense applicable to securities gains and losses	1,100,000,000	427,000,000	608,000,000
Deferred tax assets recorded in connection with U.S. federal, state and local and non-U.S. subsidiary net operating loss carryforwards	1,370,000,000	912,000,000
Expiration dates of operating loss carryforwards	If not utilized, the U.S. federal net operating loss carryforward and the state and local net operating loss carryforwards will expire in 2027; The non-U.S. subsidiary net operating loss carryforward has an unlimited carryforward period.
After-tax interest expense and penalties related to income tax liabilities recognized in income tax expense	(54,000,000)	101,000,000	346,000,000
Liability for unrecognized tax benefits included in accounts payable for income tax-related interest and penalties	1,600,000,000	2,400,000,000
Unrecognized tax benefits, excluding related interest expense and penalties	7,767,000,000	6,608,000,000	5,894,000,000	4,811,000,000
Reduction of the annual effective tax rate due to unrecognized tax benefits, if recognized	3,800,000,000	3,500,000,000	2,900,000,000
Internal Revenue Service (IRS) [Member]
Income Taxes (Textuals) [Abstract]
U.S. federal net operating loss carryforwards	1,200,000,000
Foreign Country [Member]
Income Taxes (Textuals) [Abstract]
Non-U.S. subsidiary net operating loss carryforward	515,000,000
Expiration dates of U.S. foreign tax credit carryforward	If not utilized, the U.S. foreign tax credit carryforward will expire in 2020
U.S. foreign tax credit carryforward	750,000,000
State and Local Jurisdiction [Member]
Income Taxes (Textuals) [Abstract]
State and local net operating loss carryforwards	$ 1,000,000,000

Restrictions on Cash and Intercompany Funds Transfer (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Reserve Balances Deposited with Federal Reserve Banks [Abstract]
Average amount of reserve balances deposited by the Firm's bank subsidiaries with various Federal Reserve Banks	$ 803,000,000	$ 821,000,000
Disclosure of Restrictions on Dividends, Loans and Advances Disclosure [Abstract]
Amount JPMorgan Chase's banking subsidiaries could pay, in the aggregate, in dividends to their respective bank holding companies without the prior approval of their relevant banking regulators	2,000,000,000
Cash and Securities Segregated under Federal and Other Regulations Disclosures [Abstract]
Amount of cash that was segregated in special bank accounts for the benefit of securities and futures brokerage customers	25,000,000,000	24,000,000,000
Amount of securities at fair value that were segregated in special bank accounts for the benefit of securities and futures brokerage customers	$ 9,700,000,000	$ 10,200,000,000

Capital (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Capitals [Abstract]
Tier 1	$ 142,450	$ 132,971
Total	182,216	177,073
Tier 1 capital		10.76%
Well-capitalized Ratios [Member]
Capitals [Abstract]
Tier 1 capital	6.00%
Total capital	10.00%
Tier 1 leverage	5.00%
Minimum Capital Ratios [Member]
Capitals [Abstract]
Tier 1 capital	4.00%
Total capital	8.00%
Tier 1 leverage	3.00%
JPMorgan Chase & Co. [Member]
Capitals [Abstract]
Tier 1	142,450	132,971
Total	182,216	177,073
Risk-weighted	1,174,978	1,198,006
Adjusted average	2,024,515	1,933,767
Tier 1 capital	12.10%	11.10%
Total capital	15.50%	14.80%
Tier 1 leverage	7.00%	6.90%
JPMorgan Chase Bank, N.A. [Member]
Capitals [Abstract]
Tier 1	91,764	96,372
Total	130,444	136,646
Risk-weighted	965,897	1,011,995
Adjusted average	1,611,486	1,609,081
Tier 1 capital	9.50%	9.50%
Total capital	13.50%	13.50%
Tier 1 leverage	5.70%	6.00%
Chase Bank USA, N.A. [Member]
Capitals [Abstract]
Tier 1	12,966	15,534
Total	16,659	19,198
Risk-weighted	116,992	114,693
Adjusted average	$ 117,368	$ 74,087
Tier 1 capital	11.10%	13.50%
Total capital	14.20%	16.70%
Tier 1 leverage	11.00%	21.00%

Capital (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2010
Reconciliation of the Firm's Total Stockholders' Equity to Tier 1 Capital and Total Qualifying Capital [Abstract]
Total stockholders' equity	$ 160,845,000,000	$ 176,106,000,000
Effect of certain items in accumulated other comprehensive income/(loss) excluded from Tier 1 capital	75,000,000	(748,000,000)
Qualifying hybrid securities and noncontrolling interests	19,535,000,000	19,887,000,000
Less: Goodwill	46,630,000,000	46,915,000,000
Less: Fair value DVA on derivative and structured note liabilities related to the Firm's credit quality	912,000,000	1,261,000,000
Less: Investments in certain subsidiaries and other	802,000,000	1,032,000,000
Less: Other intangible assets	3,660,000,000	3,587,000,000
Total Tier 1 capital	132,971,000,000	142,450,000,000
Tier 2 capital
Long-term debt and other instruments qualifying as Tier 2	28,977,000,000	25,018,000,000
Qualifying allowance for credit losses	15,296,000,000	14,959,000,000
Adjustment for investments in certain subsidiaries and other	(171,000,000)	(211,000,000)
Total Tier 2 capital	44,102,000,000	39,766,000,000
Total qualifying capital	177,073,000,000	182,216,000,000
Summary of Compliance with Regulatory Capital Requirements under Banking Regulations (Numeric) [Abstract]
Trust preferred capital debt securities		20,331,000,000
Decrease in the Tier 1 capital ratio resulting from adoption of new guidance that amended the accounting for the consolidation of VIEs	0.34%
The minimum Tier 1 leverage ratio for bank holding companies and banks depending on factors specified in regulations issued by the Federal Reserve and OCC, possibility one		3.00%
The minimum Tier 1 leverage ratio for bank holding companies and banks depending on factors specified in regulations issued by the Federal Reserve and OCC, possibility two		4.00%
Adjustments to capital for deferred tax liabilities resulting from nontaxable business combinations	812,000,000	647,000,000
Adjustments to capital for deferred tax liabilities resulting from tax-deductible goodwill	1,700,000,000	1,900,000,000
JPMorgan Chase & Co. [Member]
Reconciliation of the Firm's Total Stockholders' Equity to Tier 1 Capital and Total Qualifying Capital [Abstract]
Total stockholders' equity	165,365,000,000	176,106,000,000
Total Tier 1 capital	132,971,000,000	142,450,000,000
Tier 2 capital
Total qualifying capital	177,073,000,000	182,216,000,000
Summary of Compliance with Regulatory Capital Requirements under Banking Regulations (Numeric) [Abstract]
Trust preferred capital debt securities		19,800,000,000
Tier 1 capital if trust preferred capital debt securities were excluded from the calculation	122,700,000,000
Tier 1 capital ratio if trust preferred capital debt securities were excluded from the calculation		10.40%
Off-balance sheet risk-weighted assets	367,400,000,000	282,900,000,000
JPMorgan Chase Bank, N.A. [Member]
Reconciliation of the Firm's Total Stockholders' Equity to Tier 1 Capital and Total Qualifying Capital [Abstract]
Total Tier 1 capital	96,372,000,000	91,764,000,000
Tier 2 capital
Total qualifying capital	136,646,000,000	130,444,000,000
Summary of Compliance with Regulatory Capital Requirements under Banking Regulations (Numeric) [Abstract]
Trust preferred capital debt securities		600,000,000
Tier 1 capital if trust preferred capital debt securities were excluded from the calculation	91,200,000,000
Tier 1 capital ratio if trust preferred capital debt securities were excluded from the calculation		9.40%
Off-balance sheet risk-weighted assets	312,300,000,000	274,200,000,000
Chase Bank USA, N.A. [Member]
Reconciliation of the Firm's Total Stockholders' Equity to Tier 1 Capital and Total Qualifying Capital [Abstract]
Total Tier 1 capital	15,534,000,000	12,966,000,000
Tier 2 capital
Total qualifying capital	19,198,000,000	16,659,000,000
Summary of Compliance with Regulatory Capital Requirements under Banking Regulations (Numeric) [Abstract]
Off-balance sheet risk-weighted assets	49,900,000,000	31,000,000
Scenario Previously Reported [Member]
Reconciliation of the Firm's Total Stockholders' Equity to Tier 1 Capital and Total Qualifying Capital [Abstract]
Total stockholders' equity	$ 165,365,000,000

Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	$ 954,840	$ 991,095	$ 1,121,378
Carrying value	1,077	1,414
Contractual amount	3,766	3,761
Carrying value	6	6
Carrying value	717	939	659	850
Other Unfunded Commitment to Extend Credit [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	199,859	192,145
Carrying value	364	356
Other Guarantees and Commitments [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	3,766	3,671
Carrying value	6	6
Securities Lending Indemnifications [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	181,717	170,777
Carrying value	0	0
Derivatives Qualifying As Guarantees [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	87,768	98,052
Carrying value	294	896
Unsettled Reverse Repurchase and Securities Borrowing Agreements [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	39,927	48,187
Carrying value	0	0
Equity Investment Commitments [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	2,468	2,374
Carrying value	0	0
Building Purchase Commitment [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	258	670
Carrying value	0	0
Consumer Loan [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	608,761	643,940
Carrying value	6	12
Consumer Credit Card Financing Receivable [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	547,227	569,113
Carrying value	0	0
Consumer Excluding Credit Card [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	61,534	74,827
Carrying value	6	12
Home Equity - Senior Lien [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	16,060	19,246
Carrying value	0	0
Home Equity - Junior Lien [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	28,681	37,231
Carrying value	0	0
Prime Mortgage, including option ARMs [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	1,266	1,654
Carrying value	0	0
Subprime Mortgage [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	0	0
Carrying value	0	0
Automobile Loans [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	5,246	5,467
Carrying value	2	7
Business Banking Loans [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	9,702	9,040
Carrying value	4	5
Student and Other [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	579	2,189
Carrying value	0	0
Wholesale [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	346,079	347,155
Carrying value	1,071	1,402
Standby Letters of Credit, and Other Financial Guarantees [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	94,837	91,485
Carrying value	705	919
Carrying value	345	552
Other Letters of Credit [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	6,663	5,167
Carrying value	2	1
Carrying value	2	1
Asset Purchase Agreements [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Asset purchase agreements	0	22,685
Unused Advised Lines of Credit [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Total lending related commitments	44,720	35,673
Carrying value	0	0
Repurchase Liability [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	0	0
Carrying value	3,285	1,705	1,093	15
Loans Sold With Recourse [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Contractual amount	10,982	13,544
Carrying value	$ 153	$ 271

Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments (Details 1) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Standby letters of credit and other financial guarantees and other letters of credit [Abstract]
Total contractual amount	$ 954,840	$ 991,095	$ 1,121,378
Allowance for lending-related commitments	717	939	659	850
Commitments with collateral	37,800	31,500
Wholesale [Member]
Standby letters of credit and other financial guarantees and other letters of credit [Abstract]
Total contractual amount	346,079	347,155
Standby Letters of Credit, and Other Financial Guarantees [Member]
Standby letters of credit and other financial guarantees and other letters of credit [Abstract]
Investment-grade	70,236	66,786
Noninvestment-grade	24,601	24,699
Total contractual amount	94,837	91,485
Allowance for lending-related commitments	345	552
Commitments with collateral	37,815	31,454
Other Letters of Credit [Member]
Standby letters of credit and other financial guarantees and other letters of credit [Abstract]
Investment-grade	5,289	3,861
Noninvestment-grade	1,374	1,306
Total contractual amount	6,663	5,167
Allowance for lending-related commitments	2	1
Commitments with collateral, other letters of credit	$ 2,127	$ 1,315

Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2010 Repurchase Liability [Member]	Dec. 31, 2009 Repurchase Liability [Member]	Dec. 31, 2008 Repurchase Liability [Member]
Summary of changes in repurchase liability
Allowance for lending-related commitments at January 1	$ 717	$ 939	$ 659	$ 850	$ 1,705	$ 1,093	$ 15
Realized losses					(1,423)	(1,253)	(155)
Provision for re-purchase losses					3,003	1,865	1,233
Allowance for lending-related commitments at December 31	$ 717	$ 939	$ 659	$ 850	$ 3,285	$ 1,705	$ 1,093

Off-Balance Sheet Lending-Related Financial Instruments Guarantees and Other Commitments (Details Textuals) (USD $)	12 Months Ended						12 Months Ended																			1 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 15, 2010	Apr. 08, 2008	Dec. 31, 2007	Dec. 31, 2010 Chase PayMentech Solutions [Member]	Dec. 31, 2009 Chase PayMentech Solutions [Member]	Dec. 31, 2008 Chase PayMentech Solutions [Member]	Nov. 01, 2008 Chase PayMentech Solutions [Member]	Dec. 31, 2010 Standby Letters of Credit, and Other Financial Guarantees [Member] Other Unfunded Commitments to Extend Credit [Member]	Dec. 31, 2009 Standby Letters of Credit, and Other Financial Guarantees [Member] Other Unfunded Commitments to Extend Credit [Member]	Dec. 31, 2010 Prime Mortgage [Member]	Dec. 31, 2009 Prime Mortgage [Member]	Dec. 31, 2009 Prime Mortgage [Member] Asset Purchase Agreements [Member]	Dec. 31, 2010 Washington Mutual [Member] Repurchase Liability [Member]	Dec. 31, 2010 Other Unfunded Commitment to Extend Credit [Member]	Dec. 31, 2009 Other Unfunded Commitment to Extend Credit [Member]	Dec. 31, 2010 Securities Lending Indemnifications [Member]	Dec. 31, 2009 Securities Lending Indemnifications [Member]	Dec. 31, 2010 Derivatives Qualifying As Guarantees [Member]	Dec. 31, 2009 Derivatives Qualifying As Guarantees [Member]	Dec. 31, 2010 Derivatives Qualifying at Guarantees Stable Value Derivatives [Member]	Dec. 31, 2009 Derivatives Qualifying at Guarantees Stable Value Derivatives [Member]	Dec. 31, 2009 Building Purchase Commitment [Member]	Nov. 30, 2010 Madison 383 [Member]	Dec. 31, 2010 Wholesale [Member]	Dec. 31, 2009 Wholesale [Member]	Dec. 31, 2010 Standby Letters of Credit, and Other Financial Guarantees [Member]	Dec. 31, 2009 Standby Letters of Credit, and Other Financial Guarantees [Member]	Dec. 31, 2010 Other Letters of Credit [Member]	Dec. 31, 2009 Other Letters of Credit [Member]	Dec. 31, 2010 Asset Purchase Agreements [Member]	Dec. 31, 2009 Asset Purchase Agreements [Member]	Dec. 31, 2010 Standby and Other Letters of Credit [Member]	Dec. 31, 2009 Standby and Other Letters of Credit [Member]	Dec. 31, 2009 Allowance for Lending Related Commitments [Member]	Dec. 31, 2010 Repurchase Liability [Member]	Dec. 31, 2009 Repurchase Liability [Member]	Dec. 31, 2008 Repurchase Liability [Member]	Dec. 31, 2007 Repurchase Liability [Member]	Dec. 31, 2010 Loans Sold With Recourse [Member]	Dec. 31, 2009 Loans Sold With Recourse [Member]
Off-balance sheet lending related-financial instruments, guarantees and other commitments (Numeric) [Abstract]
Contractual amount net of risk participations for other unfunded commitments to extend credit																	$ 542,000,000	$ 643,000,000
Contractual amount net of risk participations for standby letters of credit and other financial guarantees																													22,400,000,000	24,600,000,000
Contractual amount net of risk participations for other letters of credit																															1,100,000,000	690,000,000
Lending-related commitments between the Firm and the Firm-administered multi-seller conduits were eliminated upon the adoption of the new consolidation guidance related to VIEs		24,200,000,000
Unfunded commitments directly between the multi-seller conduits and clients added upon the adoption of the new consolidation guidance related to VIEs		6,500,000,000
Unissued standly letters of credit commitments	41,600,000,000	38,400,000,000
Collateral held relating to standby letters of credit	37,800,000,000	31,500,000,000																											37,815,000,000	31,454,000,000
Collateral held relating to other letters of credit																															2,127,000,000	1,315,000,000
Collateral held in support of securities lending indemnification agreements																			185,000,000,000	173,200,000,000
Derivatives qualifying as guarantees payables																					390,000,000	974,000,000
Derivatives qualifying as guarantees receivables																					96,000,000	78,000,000
Unfunded commitments to third-party private equity funds	1,000,000,000	1,500,000,000
Unfunded commitments for other equity investments	1,400,000,000	897,000,000
Investments that are generally fair valued at net asset value	1,000,000,000	1,500,000,000
Commitments related to leveraged and acquisition finance activities	5,900,000,000	7,000,000,000
Standby and other letters of credit carrying values																																			707,000,000	920,000,000
Standby and other letters of credit allowance for lending-related commitments																																			347,000,000	553,000,000
Standby and other letters of credit fair value of the guarantee liability																																			360,000,000	367,000,000
Notional value of the derivatives deemed to be guarantees																					87,800,000,000	98,100,000,000
Unsettled reverse repurchase and securities borrowing agreements with regular way settlement periods	25,500,000,000	24,800,000,000
Unsettled forward starting reverse repurchase and securities borrowing agreements	14,400,000,000	23,400,000,000
Carrying value	717,000,000	939,000,000	659,000,000			850,000,000										190,000,000													345,000,000	552,000,000	2,000,000	1,000,000					18,000,000	3,285,000,000	1,705,000,000	1,093,000,000	15,000,000	153,000,000	271,000,000
Unpaid principal balance of loans sold with recourse																																										11,000,000,000	13,500,000,000
Carrying value																																										153,000,000	271,000,000
Maximum residual value guarantee in connection with building purchase commitment																									670,000,000
Aggregate credit losses on volume processed by electronic payment services business	14,558,000,000	7,594,000,000	3,740,000,000				12,000,000	11,000,000	13,000,000
Aggregate volume processed by electronic payment services business							469,300,000,000	409,700,000,000	713,900,000,000
Collateral held by electronic payment services business							189,000,000	213,000,000	222,000,000
Carrying value	1,077,000,000	1,414,000,000											0	126,000,000	126,000,000		364,000,000	356,000,000									1,071,000,000	1,402,000,000	705,000,000	919,000,000	2,000,000	1,000,000
Allowance for lending-related commitments	717,000,000	939,000,000	659,000,000			850,000,000										190,000,000													345,000,000	552,000,000	2,000,000	1,000,000					18,000,000	3,285,000,000	1,705,000,000	1,093,000,000	15,000,000	153,000,000	271,000,000
Allowance for guarantee liability and corresponding asset		108,000,000
Agreement to purchase the leasehold property				253,000,000
Notional amount on stable value contracts	25,900,000,000	24,900,000,000
Portion of electronic payment services business retained under the Chase Paymentech name					39.50%					51.00%
Maximum exposure to loss on derivatives	2,700,000,000	2,500,000,000
Credit enhancements and bond and commercial paper liquidity commitments											43,400,000,000	44,100,000,000
Loss Contingency Range of Possible Loss Portion, Minimum																																						0
Loss Contingency Range of Possible Loss																																						2,000,000,000
Total lending related commitments	954,840,000,000	991,095,000,000	1,121,378,000,000														199,859,000,000	192,145,000,000					25,900,000,000	24,900,000,000			346,079,000,000	347,155,000,000	94,837,000,000	91,485,000,000	6,663,000,000	5,167,000,000
Maximum exposure to loss																							2,700,000,000	2,500,000,000									0	22,685,000,000
Principal losses and accrued interest on repurchased loans included in repurchase liability	632,000,000	277,000,000	34,000,000
Percentage of decline in home prices assumption	46.00%
Percentage of decline in home prices assumption beyond the Firm's current assumptions	12.00%
Premises and Equipment Property Purchase Price																										$ 670,000,000

Commitments, Pledged Assets, Collateral and Contingencies (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Future minimum rental payments under operating leases
2011	$ 1,884,000,000
2012	1,804,000,000
2013	1,674,000,000
2014	1,497,000,000
2015	1,363,000,000
After 2015	7,778,000,000
Total minimum payments required	16,000,000,000
Less: Sublease rentals under noncancelable subleases	(1,848,000,000)
Net minimum payment required	14,152,000,000
Total rental expense
Gross rental expense	2,212,000,000	1,884,000,000	1,917,000,000
Sublease rental income	(545,000,000)	(172,000,000)	(415,000,000)
Net rental expense	1,667,000,000	1,712,000,000	1,502,000,000
Significant components of assets pledged
Assets pledged, securities	112,100,000,000	155,300,000,000
Financial Instruments Owned and Pledged as Collateral Fair Value Loans	214,800,000,000	285,500,000,000
Assets pledged, trading assets and other	123,200,000,000	84,600,000,000
Total assets pledged	450,100,000,000	525,400,000,000
Commitments, pledged assets, collateral and contingencies (Numeric) [Abstract]
Financial instruments pledged by the Firm that may not be sold or repledged by the secured parties	288,700,000,000	344,600,000,000
Assets accepted by the Firm as collateral that it could sell or repedge, deliver or otherwise use at fair value	655,000,000,000	635,600,000,000
Assets accepted by the Firm as collateral that the Firm has sold or repledged	$ 521,300,000,000	$ 472,700,000,000

Litigation (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Plaintiff Bank of America [Member] | Bear Stearns Hedge Fund Matters [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought	in excess of $3 billion
Plaintiff, Trustee for Liquidation of Bernard L. Madoff Securities LLC [Member] | Madoff Litigation [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	$ 6,000,000,000
Loss Contingency, Damages Sought, Recoveries, Value	425,000,000
Plaintiff One Insurer Within the Municipal Derivatives Investigation and Litigation [Member] | Municipal Derivatives Investigations and Litigation [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought	damages in excess of $400 million
Plaintiff the Other Insurer Within the Municipal Derivatives Investigation and Litigation [Member] | Municipal Derivatives Investigations and Litigation [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	4,000,000
Plaintiff New York Attorney Generals Office And the Office of Financial Regulation for the State of Florida [Member] | Auction Rate Securities Investigations and Litigation [Member]
Litigation (Numeric) [Abstract]
Settlement agreements provide for the payment of penalties	25,000,000
Plaintiff, Deutsche Bank National Trust Company [Member] | Washington Mutual Litigations [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value, Minimum	6,000,000,000
Loss Contingency, Damages Sought, Value, Maximum	10,000,000,000
Pending or Threatened Litigation [Member]
Litigation (Numeric) [Abstract]
Estimate of the aggregate range of reasonably possible losses, in excess of reserves established, for its legal proceedings, minimum	0
Loss Contingency Range of Possible Loss	4,500,000,000
Litigation expense (benefit)	7,400,000,000	161,000,000	(781,000,000)
Bear Stearns Hedge Fund Matters [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought	more than 1 billion
Settlement of derivative action relating to the High Grade Fund	19,000,000
Auction Rate Securities Investigations and Litigation [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought	damages totaling more than $200 million
Investment Management Litigation [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought	more than $1 billion
Lehman Brothers Bankruptcy Proceedings [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	8,600,000,000
Loss Contingency, Actions Taken by Defendant	The Firm also filed counterclaims of more than $25 billion in claims against the estate of Lehman's
Madoff Litigation Related to Fairfield Sentry Limited and Fairfield Sigma Limited [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	140,000,000
Petters Bankruptcy and Related Matters [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	450,000,000
Washington Mutual Litigations, in Connection with Disputed Trust Securities Contribued by WMI to Washiungton Mutual Bank [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	4,000,000,000
Connection With Disputed Deposit Accounts at Washington Mutual Bank and One of Its Subsidiaries [Member]
Litigation (Numeric) [Abstract]
Loss Contingency, Damages Sought, Value	$ 4,000,000,000

International Operations (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Entity-Wide Information about Geographic Areas
Revenue	$ 102,694,000,000	$ 100,434,000,000	$ 67,252,000,000
Expense	77,835,000,000	84,367,000,000	64,479,000,000
Income before income tax expense/(benefit) and extraordinary gain	24,859,000,000	16,067,000,000	2,773,000,000
Net Income	17,370,000,000	11,728,000,000	5,605,000,000
Average assets	2,053,251,000,000	2,024,201,000,000	1,791,617,000,000
Europe/Middle East and Africa [Member]
Entity-Wide Information about Geographic Areas
Revenue	14,113,000,000	16,915,000,000	11,449,000,000
Expense	8,712,000,000	8,610,000,000	8,403,000,000
Income before income tax expense/(benefit) and extraordinary gain	5,401,000,000	8,305,000,000	3,046,000,000
Net Income	3,655,000,000	5,485,000,000	2,483,000,000
Average assets	425,374,000,000	383,003,000,000	352,558,000,000
Asia and Pacific [Member]
Entity-Wide Information about Geographic Areas
Revenue	5,791,000,000	5,088,000,000	4,097,000,000
Expense	3,577,000,000	3,438,000,000	3,580,000,000
Income before income tax expense/(benefit) and extraordinary gain	2,214,000,000	1,650,000,000	517,000,000
Net Income	1,470,000,000	1,119,000,000	672,000,000
Average assets	134,787,000,000	100,932,000,000	108,751,000
Latin America and the Caribbean [Member]
Entity-Wide Information about Geographic Areas
Revenue	1,810,000,000	1,982,000,000	1,353,000,000
Expense	1,152,000,000	1,112,000,000	903,000,000
Income before income tax expense/(benefit) and extraordinary gain	658,000,000	870,000,000	450,000,000
Net Income	395,000,000	513,000,000	274,000,000
Average assets	30,021,000,000	23,227,000,000	30,940,000
Other group of countries [Member]
Entity-Wide Information about Geographic Areas
Revenue	510,000,000	659,000,000	499,000,000
Expense	413,000,000	499,000,000	410,000,000
Income before income tax expense/(benefit) and extraordinary gain	97,000,000	160,000,000	89,000,000
Net Income	59,000,000	105,000,000	21,000,000
Average assets	6,579,000,000	7,074,000,000	6,553,000
Total international [Member]
Entity-Wide Information about Geographic Areas
Revenue	22,224,000,000	24,644,000,000	17,398,000,000
Expense	13,854,000,000	13,659,000,000	13,296,000,000
Income before income tax expense/(benefit) and extraordinary gain	8,370,000,000	10,985,000,000	4,102,000,000
Net Income	5,579,000,000	7,222,000,000	3,450,000,000
Average assets	596,761,000,000	514,236,000,000	498,802,000,000
Total U.S. [Member]
Entity-Wide Information about Geographic Areas
Revenue	80,470,000,000	75,790,000,000	49,854,000,000
Expense	63,981,000,000	70,708,000,000	51,183,000,000
Income before income tax expense/(benefit) and extraordinary gain	16,489,000,000	5,082,000,000	(1,329,000,000)
Net Income	11,791,000,000	4,506,000,000	2,155,000,000
Average assets	$ 1,456,490,000,000	$ 1,509,965,000,000	$ 1,292,815,000,000

Business Segments (Details) (USD $)	12 Months Ended																								3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Retail Financial Services [Member]	Dec. 31, 2009 Retail Financial Services [Member]	Dec. 31, 2008 Retail Financial Services [Member]	Dec. 31, 2010 Investment Bank [Member]	Dec. 31, 2009 Investment Bank [Member]	Dec. 31, 2008 Investment Bank [Member]	Dec. 31, 2010 Card Services and Auto [Member]	Dec. 31, 2009 Card Services and Auto [Member]	Dec. 31, 2008 Card Services and Auto [Member]	Dec. 31, 2010 Commercial Banking [Member]	Dec. 31, 2009 Commercial Banking [Member]	Dec. 31, 2008 Commercial Banking [Member]	Dec. 31, 2010 Reconciling Items [Member]	Dec. 31, 2009 Reconciling Items [Member]	Dec. 31, 2008 Reconciling Items [Member]	Dec. 31, 2010 Treasury & Securities Services [Member]	Dec. 31, 2009 Treasury & Securities Services [Member]	Dec. 31, 2008 Treasury & Securities Services [Member]	Dec. 31, 2010 Asset Management [Member]	Dec. 31, 2009 Asset Management [Member]	Dec. 31, 2008 Asset Management [Member]	Dec. 31, 2008 Corporate/Private Equity [Member]	Dec. 31, 2010 Corporate/Private Equity [Member]	Dec. 31, 2009 Corporate/Private Equity [Member]	Dec. 31, 2008 Corporate/Private Equity [Member]	Sep. 25, 2008 Washington Mutual [Member]
Segment results and reconciliation [Abstract]
Noninterest revenue				$ 11,227,000,000	$ 11,414,000,000	$ 8,745,000,000	$ 18,253,000,000	$ 18,522,000,000	$ 2,051,000,000	$ 4,278,000,000	$ 3,706,000,000	$ 3,329,000,000	$ 2,200,000,000	$ 1,817,000,000	$ 1,481,000,000	$ (1,866,000,000)	$ (67,000,000)	$ 1,883,000,000	$ 4,757,000,000	$ 4,747,000,000	$ 5,196,000,000	$ 7,485,000,000	$ 6,372,000,000	$ 6,066,000,000		$ 5,359,000,000	$ 2,771,000,000	$ (278,000,000)
Net interest income				17,220,000,000	18,383,000,000	12,410,000,000	7,964,000,000	9,587,000,000	10,284,000,000	16,194,000,000	19,493,000,000	15,510,000,000	3,840,000,000	3,903,000,000	3,296,000,000	(403,000,000)	(8,267,000,000)	(7,524,000,000)	2,624,000,000	2,597,000,000	2,938,000,000	1,499,000,000	1,593,000,000	1,518,000,000		2,063,000,000	3,863,000,000	347,000,000
Total net revenue				28,447,000,000	29,797,000,000	21,155,000,000	26,217,000,000	28,109,000,000	12,335,000,000	20,472,000,000	23,199,000,000	18,839,000,000	6,040,000,000	5,720,000,000	4,777,000,000	(2,269,000,000)	(8,334,000,000)	(5,641,000,000)	7,381,000,000	7,344,000,000	8,134,000,000	8,984,000,000	7,965,000,000	7,584,000,000		7,422,000,000	6,634,000,000	69,000,000
Provision for credit losses				8,919,000,000	14,754,000,000	9,033,000,000	(1,200,000,000)	2,279,000,000	2,015,000,000	8,570,000,000	19,648,000,000	10,931,000,000	297,000,000	1,454,000,000	464,000,000	0	(6,443,000,000)	(3,612,000,000)	(47,000,000)	55,000,000	82,000,000	86,000,000	188,000,000	85,000,000		14,000,000	80,000,000	1,981,000,000
Credit reimbursement (to)/from TSS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	121,000,000	121,000,000	121,000,000	(121,000,000)	(121,000,000)	(121,000,000)	0	0	0		0	0	0
Noninterest expense	61,196,000,000	52,352,000,000	43,500,000,000	16,483,000,000	15,512,000,000	10,877,000,000	17,265,000,000	15,401,000,000	13,844,000,000	7,178,000,000	6,617,000,000	6,340,000,000	2,199,000,000	2,176,000,000	1,946,000,000	0	0	0	5,604,000,000	5,278,000,000	5,223,000,000	6,112,000,000	5,473,000,000	5,298,000,000		6,355,000,000	1,895,000,000	(28,000,000)
Income/(loss) before income tax expense/(benefit) and extraordinary gain	24,859,000,000	16,067,000,000	2,773,000,000	3,045,000,000	(469,000,000)	1,245,000,000	10,152,000,000	10,429,000,000	(3,524,000,000)	4,724,000,000	(3,066,000,000)	1,568,000,000	3,544,000,000	2,090,000,000	2,367,000,000	(2,148,000,000)	(1,770,000,000)	(1,908,000,000)	1,703,000,000	1,890,000,000	2,708,000,000	2,786,000,000	2,304,000,000	2,201,000,000		1,053,000,000	4,659,000,000	(1,884,000,000)
Income tax expense/(benefit)				1,317,000,000	(134,000,000)	542,000,000	3,513,000,000	3,530,000,000	(2,349,000,000)	1,852,000,000	(1,273,000,000)	611,000,000	1,460,000,000	819,000,000	928,000,000	(2,148,000,000)	(1,770,000,000)	(1,908,000,000)	624,000,000	664,000,000	941,000,000	1,076,000,000	874,000,000	844,000,000		(205,000,000)	1,705,000,000	(535,000,000)
Income/(loss) before extraordinary gain	17,370,000,000	11,652,000,000	3,699,000,000	1,728,000,000	(335,000,000)	703,000,000	6,639,000,000	6,899,000,000	(1,175,000,000)	2,872,000,000	(1,793,000,000)	957,000,000	2,084,000,000	1,271,000,000	1,439,000,000	0	0	0	1,079,000,000	1,226,000,000	1,767,000,000	1,710,000,000	1,430,000,000	1,357,000,000		1,258,000,000	2,954,000,000	(1,349,000,000)
Extraordinary gain	0	76,000,000	1,906,000,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	76,000,000	1,906,000,000
Net income/(loss)				1,728,000,000	(335,000,000)	703,000,000	6,639,000,000	6,899,000,000	(1,175,000,000)	2,872,000,000	(1,793,000,000)	957,000,000	2,084,000,000	1,271,000,000	1,439,000,000	0	0	0	1,079,000,000	1,226,000,000	1,767,000,000	1,710,000,000	1,430,000,000	1,357,000,000		1,258,000,000	3,030,000,000	557,000,000
Average common equity	161,520,000,000	145,903,000,000	129,116,000,000	24,600,000,000	22,457,000,000	16,070,000,000	40,000,000,000	33,000,000,000	26,098,000,000	18,400,000,000	17,543,000,000	17,267,000,000	8,000,000,000	8,000,000,000	7,251,000,000	0	0	0	6,500,000,000	5,000,000,000	3,751,000,000	6,500,000,000	7,000,000,000	5,645,000,000		57,520,000,000	52,903,000,000	53,034,000,000
Average assets	2,053,251,000,000	2,024,201,000,000	1,791,617,000,000	314,046,000,000	344,727,000,000	243,792,000,000	731,801,000,000	699,039,000,000	832,729,000,000	213,041,000,000	255,519,000,000	234,361,000,000	133,654,000,000	135,408,000,000	114,299,000,000	0	(82,233,000,000)	(76,904,000,000)	42,494,000,000	35,963,000,000	54,563,000,000	65,056,000,000	60,249,000,000	65,550,000,000		553,159,000,000	575,529,000,000	323,227,000,000
Return on average equity	0.1	0.06	0.04	0.07	(0.01)	0.04	0.17	0.21	(0.05)	0.16	(0.1)	0.06	0.26	0.16	0.2	0	0	0	0.17	0.25	0.47	0.26	0.2	0.24		0	0	0
Overhead ratio	0.6	0.52	0.65	0.58	0.52	0.51	0.66	0.55	1.12	0.35	0.29	0.34	0.36	0.38	0.41	0	0	0	0.76	0.72	0.64	0.68	0.69	0.7		0	0	0
Noninterest revenue	51,693,000,000	49,282,000,000	28,473,000,000
Net interest income	51,001,000,000	51,152,000,000	38,779,000,000
Total net revenue	102,694,000,000	100,434,000,000	67,252,000,000
Provision for credit losses	16,639,000,000	32,015,000,000	20,979,000,000
Income tax expense/(benefit)	7,489,000,000	4,415,000,000	(926,000,000)
Net income	17,370,000,000	11,728,000,000	5,605,000,000
Merger costs attributed to the business segments [Abstract]
Merger costs				0	228,000,000	90,000,000	0	27,000,000	183,000,000	0	40,000,000	20,000,000	0	6,000,000	4,000,000				0	11,000,000	0	0	6,000,000	3,000,000		0	163,000,000	132,000,000
Business Segments Details (Textuals) [Abstract]
Provision for credit losses - accounting conformity	0	0	1,534,000,000																									1,534,000,000
Credit card loans transferred to a securitization trust																										5,800,000,000
Incremental provision for credit losses due to credit card loans transferred to a securitization trust																									400,000,000
Segment Managed Results Securitization Adjustment [Abstract]
Noninterest revenue	0	(1,494,000,000)	(3,333,000,000)
Net interest income	0	7,937,000,000	6,945,000,000
Provision for credit losses	0	6,443,000,000	3,612,000,000
Average assets	0	82,233,000,000	76,904,000,000
Segment Managed Results Tax Equivalent Adjustment [Abstract]
Noninterest revenue	1,745,000,000	1,440,000,000	1,329,000,000
Net interest income	403,000,000	330,000,000	579,000,000
Income tax expense	2,148,000,000	1,770,000,000	1,908,000,000
Business Segments (Textuals) [Abstract]
Total purchase price																													$ 1,941,000,000

Parent Company (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income
Other interest income	$ 63,782	$ 66,350	$ 73,018
Noninterest revenue	51,693	49,282	28,473
Total Income	102,694	100,434	67,252
Expense
Other interest expense	12,781	15,198	34,239
Labor and Related Expense	28,124	26,928	22,746
Other Noninterest Expense	14,558	7,594	3,740
Income/(loss) before income tax benefit and undistributed net income of subsidiaries	24,859	16,067	2,773
Income tax benefit	7,489	4,415	(926)
JPMorgan Chase & Co. [Member] | Non-Subsidiaries [Member]
Income
Noninterest revenue	157	844	(1,038)
Expense
Other interest expense	3,782	4,696	6,879
JPMorgan Chase & Co. [Member] | Non-Subsidiaries [Member] | Other Interest Income [Member]
Income
Other interest income	294	266	212
JPMorgan Chase & Co. [Member]
Income
Dividends From Subsidiaries, Bank and Bank Holding Companies	16,554	15,235	3,085
Dividends From Subsidiaries, Nonbank Companies	932	1,036	1,687
Interest income from subsidiaries	985	1,501	4,539
Other Income From Subsidiaries, Bank and Bank Holding Companies	680	233	244
Other Income From Subsidiaries, Nonbanking Companies	312	742	95
Total Income	19,914	19,857	8,824
Expense
Interest Expense to Subsidiaries	1,263	1,118	1,302
Labor and Related Expense	177	574	43
Other Noninterest Expense	363	414	732
Total expense	5,585	6,802	8,956
Income/(loss) before income tax benefit and undistributed net income of subsidiaries	14,329	13,055	(132)
Income tax benefit	511	1,269	2,582
Equity in undistributed net income of subsidiaries	2,530	(2,596)	3,155
Parent Company (Textuals) [Abstract]
Dividends From Guaranteed Capital Debt Securities	$ 13	$ 14	$ 15

Parent Company (Details1) (USD $)	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Assets
Cash and due from banks	$ 27,567,000,000		$ 26,206,000,000	$ 26,895,000,000	$ 40,144,000,000
Total trading assets	489,892,000,000		411,128,000,000
Available-for-sale securities	316,318,000,000		360,365,000,000
Total loans	692,927,000,000		633,458,000,000
Other assets	105,291,000,000		107,091,000,000
Total assets	2,117,605,000,000	[1]	2,119,673,000,000
Liabilities and stockholders equity
Other borrowed funds, primarily commercial paper	32,075,000,000		27,893,000,000
Accounts payable and other liabilities at fair value	170,330,000,000		162,696,000,000
Long-term Debt	247,669,000,000		266,318,000,000
Total liabilities	1,941,499,000,000	[1]	1,958,828,000,000
Total stockholders' equity	176,106,000,000		160,845,000,000
Total liabilities and stockholders' equity	2,117,605,000,000
Parent Company (Textuals) [Abstract]
Long-term debt maturity, 2011	45,878,000,000
Long-term debt maturity, 2012	51,900,000,000
Long-term debt maturity, 2013	20,400,000,000
Long-term debt maturity, 2014	23,500,000,000
Long-term debt maturity, 2015	18,900,000,000
JPMorgan Chase & Co. [Member]
Assets
Cash and due from banks	96,000,000		102,000,000	35,000,000	110,000,000
Deposits with banking subsidiaries	80,201,000,000		87,893,000,000
Total trading assets	16,038,000,000		14,808,000,000
Available-for-sale securities	3,176,000,000		2,647,000,000
Total loans	1,849,000,000		1,316,000,000
Advances To and Receviables From Subsidiaries, Bank and Bank Holding Companies	54,887,000,000		54,152,000,000
Advances To and Receviables From Subsidiaries, Nonbanking Companies	72,080,000,000		81,365,000,000
Investments in Subsidiaries, Bank and Bank Holding Companies	150,876,000,000		157,412,000,000
Investments in Subsidiaries, Nonbanking Companies	38,000,000,000		32,547,000,000
Goodwill and other intangibles	1,050,000,000		1,104,000,000
Other assets	17,171,000,000		14,793,000,000
Total assets	435,424,000,000		448,139,000,000
Liabilities and stockholders equity
Borrowings from, and payable to, subsidiaries	28,332,000,000		39,532,000,000
Other borrowed funds, primarily commercial paper	41,874,000,000		41,454,000,000
Accounts payable and other liabilities at fair value	7,302,000,000		8,035,000,000
Long-term Debt	181,810,000,000		193,753,000,000
Total liabilities	259,318,000,000		282,774,000,000
Total stockholders' equity	176,106,000,000		165,365,000,000
Total liabilities and stockholders' equity	435,424,000,000		448,139,000,000
Parent Company (Textuals) [Abstract]
Long-term debt maturity, 2011	38,897,000,000
Long-term debt maturity, 2012	42,400,000,000
Long-term debt maturity, 2013	17,600,000,000
Long-term debt maturity, 2014	19,000,000,000
Long-term debt maturity, 2015	$ 16,800,000,000

[1]	The following table presents information on assets and liabilities related to VIEs that are consolidated by the Firm at December 31, 2010, and 2009. The difference between total VIE assets and liabilities represents the Firm's interests in those entities, which were eliminated in consolidation.

Parent Company (Details2) (USD $) In Millions	1 Months Ended	12 Months Ended
	Oct. 28, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net income		$ 17,370	$ 11,728	$ 5,605
Other, net		(6,234)	(6,167)	12,212
Net cash provided by operating activities		(3,752)	122,797	23,930
Investing activities
Net change in: Deposits with banking subsidiaries		41,625	74,829	(118,929)
Available-for-sale securities: Purchases		179,487	346,372	248,599
Available-for-sale securities: Proceeds from sales and maturities		92,740	87,712	44,414
Loans, net		(3,645)	(51,251)	59,123
Net cash provided by/(used in) investing activities		54,002	29,355	(283,671)
Financing activities
Net change in other borrowed funds		(6,869)	(67,198)	9,219
Proceeds from the issuance of long-term debt		55,181	51,324	72,407
Repayments of long-term debt		99,043	68,441	65,344
Proceeds from issuance of common stock			5,756	11,500
Excess tax benefits related to stock-based compensation		26	17	148
Proceeds from issuance of preferred stock and Warrant to the U.S. Treasury				25,000
Proceeds from issuance of other preferred stock	2,500			7,746
Redemption of preferred stock issued to the U.S. Treasury			25,000
Redemption of other preferred stock		352
Treasury stock purchased		2,999
Dividends paid		1,486	3,422	5,911
All other financing activities, net		(1,666)	(2,124)	(292)
Net cash (used in)/provided by financing activities		(49,217)	(153,079)	246,999
Net increase/(decrease) in cash and due from banks		1,361	(689)	(13,249)
Cash and due from banks at the beginning of the year		26,206	26,895	40,144
Cash and due from banks at the end of the year		27,567	26,206	26,895
Cash interest paid		12,404	16,875	37,267
Cash income taxes paid, net		9,747	5,434	2,280
Subsidiaries [Member]
Operating activities
Net income		20,016	13,675	7,927
JPMorgan Chase & Co. [Member]
Operating activities
Net income		(2,646)	(1,947)	(2,322)
Cash dividends from subsidiaries		17,432	16,054	4,648
Other, net		1,685	1,852	1,920
Net cash provided by operating activities		16,471	15,959	4,246
Investing activities
Net change in: Deposits with banking subsidiaries		7,692	(27,342)	(7,579)
Available-for-sale securities: Purchases		(1,387)	(1,454)	(1,475)
Available-for-sale securities: Proceeds from sales and maturities		745	522	0
Loans, net		(90)	209	(102)
Advances to subsidiaries, net		8,051	28,808	(82,725)
Investments (at equity) in subsidiaries, net		(871)	(6,582)	(26,212)
Net cash provided by/(used in) investing activities		14,140	(5,839)	(118,093)
Financing activities
Net change in borrowings from subsidiaries		(2,039)	(4,935)	20,529
Net change in other borrowed funds		(11,843)	1,894	(12,880)
Proceeds from the issuance of long-term debt		21,610	32,304	50,013
Proceeds from the assumption of subsidiaries long-term debt		0	15,264	39,778
Repayments of long-term debt		(32,893)	(31,964)	(22,972)
Proceeds from issuance of common stock		0	5,756	11,500
Excess tax benefits related to stock-based compensation		26	17	148
Proceeds from issuance of preferred stock and Warrant to the U.S. Treasury		0	0	25,000
Proceeds from issuance of other preferred stock		0	0	8,098
Redemption of preferred stock issued to the U.S. Treasury		0	(25,000)	0
Redemption of other preferred stock		(352)	0	0
Treasury stock purchased		(2,999)	0	0
Dividends paid		(1,486)	(3,422)	(5,911)
All other financing activities, net		(641)	33	469
Net cash (used in)/provided by financing activities		(30,617)	(10,053)	113,772
Net increase/(decrease) in cash and due from banks		(6)	67	(75)
Cash and due from banks at the beginning of the year		102	35	110
Cash and due from banks at the end of the year		96	102	35
Cash interest paid		5,090	5,629	7,485
Cash income taxes paid, net		$ 7,001	$ 3,124	$ 156